UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-07589
THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)
P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (860) 843-9934
Date of fiscal year end: October 31st
Date of reporting period: November 1, 2008 – October 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Hartford Advisers Fund

The Hartford Advisers Fund inception 07/22/1996

(subadvised by Wellington Management Company, LLP)	Investment objective — Seeks maximum long-term total return.
Performance Overview(1) 10/31/99 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital Government/Credit Bond Index is an unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	10
	Year	Year	Year

Advisers A#	20.47%	1.67%	1.02%
Advisers A##	13.84%	0.53%	0.45%
Advisers B#	19.31%	0.83%	NA *
Advisers B##	14.31%	0.50%	NA *
Advisers C#	19.35%	0.94%	0.33%
Advisers C##	18.35%	0.94%	0.33%
Advisers R3#	20.20%	1.72%	1.29%
Advisers R4#	20.47%	1.88%	1.37%
Advisers R5#	20.83%	2.05%	1.46%
Advisers Y#	20.98%	2.12%	1.49%
Barclays Capital Government/Credit	14.60%	4.79%	6.32%
Bond Index
S&P 500 Index	9.78%	0.33%	-0.95%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA	Christopher L. Gootkind, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Advisers Fund returned 20.47%, before sales charge, for the twelve-month period ended October 31, 2009, versus the returns of 9.78% for the S&P 500 Index, 14.60% for the Barclays Capital Government/Credit Bond Index and 16.15% for the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
The twelve-month period ending October 31, 2009, was one of the most volatile in capital markets history. Following the collapse of Lehman Brothers, credit markets froze as investors fled to the safety of Treasuries, and liquidity in non-government fixed income markets evaporated. In

2

December, the Federal Reserve cut its target rate from 1.0% to a target range of 0.0% - 0.25%. In addition, numerous government stimulus and liquidity programs were introduced. Early in 2009, signs of market and global economic stabilization materialized as the impact of unprecedented government intervention began to filter through to markets and the broader economy. After peaking in the fourth quarter, credit risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) rapidly and materially compressed in 2009. This compression was largely due to the government programs which restored liquidity and confidence to markets. As the economic outlook improved and fears of a severe and prolonged recession diminished, investors re-allocated funds into riskier assets, largely favoring non-Treasury securities. The persistence of low cash rates provided additional momentum to this technical trend. For the twelve-month period, Treasury yields moved lower and the yield curve steepened (i.e. short and long term interest rates moving farther apart). All non-government sectors meaningfully outperformed Treasuries. The U.S. equity markets experienced two significantly different market environments during the period: from November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy, but beginning in early March stocks rallied through September as investors came to believe that a Depression-like scenario was less likely.
Equity markets, as measured by the S&P 500 Index, returned 9.8% during the period, as nine of ten sectors within the index rose. Information Technology (32%), Consumer Discretionary (21%), and Materials (16%) gained the most, while Financials (-8%) was the only sector to post negative returns. Utilities (+2%) and Industrials (+3%) also lagged. The bond market, as measured by the Barclays Capital Government/Credit Index, returned 14.6% during the period.
The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, both the equity and fixed income portions of the Fund outperformed their respective benchmarks. Asset Allocation detracted modestly from the Fund’s performance as the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to equities and underweight (i.e. the Fund’s sector position was less than the benchmark position) to fixed income hurt relative (i.e. performance of the Fund as measured against the benchmark) returns in a period when fixed income returns exceeded equity returns.
The equity portion of the Fund’s outperformance versus the benchmark was driven by security selection, which was strongest in Financials, Health Care, and Energy. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also contributed to benchmark-relative returns, largely due to the equity portion of the Fund’s overweights to Information Technology and Consumer Discretionary and underweight allocation to Health Care.
Top contributors to benchmark-relative performance in the equity portion of the Fund during the period included Goldman Sachs (Financials), Wyeth (Health Care), and Schering-Plough (Health Care). Shares of Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and the company’s ability to pay back its government Troubled Asset Relief Program (TARP) loans sooner than had been expected. Surging underwriting activity also boosted its share price. Shares of U.S.-based pharmaceutical company Wyeth moved sharply higher after Pfizer agreed to purchase the company at a significant premium. The Fund’s holding in Schering-Plough helped performance on an absolute (i.e. total return) and relative basis, as the company’s share price jumped after receiving a takeover offer by Merck. Apple (Information Technology) also contributed to the Fund’s absolute performance.
Stocks that detracted the most from relative returns during the period were Delta Air Lines (Industrials), General Electric (Industrials), and Elan Corp (Health Care). Delta Airlines’ shares fell during the period on the back of soft revenue metrics and a general contraction in demand across the travel industry, which investors feared would overshadow the benefits of industry-wide capacity reductions. General Electric, a U.S. industrial conglomerate, saw its shares fall after the company cut its dividend and investors grew increasingly concerned about the company’s finance unit. Shares of Elan Corp declined on news that the European regulators began reviewing Tysabri, a drug used to treat multiple sclerosis, amid concerns over the drug’s potential side effects. Significant detractors from absolute returns also included Bank of America (Financials) and Merrill Lynch (Financials).
The primary drivers of outperformance in the fixed income sleeve of the Fund were the allocations to consumer asset-backed securities (ABS) and agency mortgage-backed securities (MBS), an overweight allocation to the credit sector, and security selection within the credit sector. Detracting from performance were the Fund’s allocations to commercial mortgage backed securities (CMBS) and non-agency MBS, both of which were eliminated during the time period.
As noted, contributing positively to relative results was the Fund’s overweight to the credit sector. The Fund was positioned with an overweight to corporate bonds, as we believed that the default levels implied by pricing were too high and that liquidity would improve as government programs took effect. Improvements in the economy and market liquidity conditions, better-than-expected corporate profitability, and surging demand for corporate bonds led to the outperformance of the sector. Within the sector, the Fund held an overweight to the debt of Financial issuers, in particular banks, insurance companies, and REITS. Positive earnings surprises and better-than-expected stress test results for the banks, the extension of TARP capital to insurance companies, and successful capital raises for financial institutions all led to the outperformance of Financial issuers in the latter half of the period. The Fund’s allocation to agency MBS pass-throughs was also additive as agency MBS benefitted from the initiation and expansion of the Federal Reserve’s $1.25 trillion purchase program. Lastly, the Fund’s ABS holdings backed by auto and credit card receivables contributed positively to performance as the introduction of the Term Asset-Backed Securities Loan Facility (TALF) increased demand for consumer ABS.
CMBS prices tumbled in the first half of the period as the weakening economic outlook for commercial real estate intensified. We exited the Fund’s CMBS holdings in the first quarter. In late 2008, a shift in focus for the Troubled Assets Relief Program away from the purchase of illiquid mortgage assets, combined with continued declines in the housing market, led to significant underperformance for the non-agency MBS sector. We sold the Fund’s non-agency MBS positions on improved liquidity in January.

3

What is the outlook?
We continue to believe that government actions will further reduce systemic risk and help to stabilize markets.
The equity portion of the Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Industrials, Information Technology, and Energy, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 Index were in Telecommunication Services, Utilities, and Materials.
Signs of a recovery in the U.S. economy continue to materialize and U.S. economic indicators, in particular manufacturing data, are improving. Government intervention has reduced systemic risk and we believe that the risks of a severe and prolonged global recession are diminishing. However, a sluggish housing market and weak employment remain headwinds. We believe that the economic recovery will be muted and that the Federal Reserve (Fed) will keep the policy rate low for an extended period of time. As a result, we anticipate that interest rates will remain range-bound and are maintaining a neutral duration posture for the fixed income portion of the Fund relative to the benchmark. Should the economic news prove to be materially different form our expectations we will look to reposition the Fund’s interest rate sensitivity accordingly. We continue to have a constructive view on risk assets as fundamentals have improved and valuations remain attractive from a historic perspective. As a result, at the end of the period the Fund was positioned with an overweight to the corporate bond sector. Agency mortgages are liquid and the Fed continues to support the sector through its purchases. We therefore maintained a modest allocation to agency MBS. Lastly, we believe that consumer fundamentals are improving and that support for consumer ABS from TALF-related demand will persist. The Fund’s ABS exposure consisted primarily of senior classes of consumer ABS credit card deals at the end of the period.
The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of October 31, 2009, the Fund’s equity exposure was at 66.1% compared to 60% in its benchmark and at the upper end of the 50-70% range.
Diversification by Security Type
as of October 31, 2009

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	0.5%
Common Stocks	66.1
Corporate Bonds: Investment Grade	13.2
Municipal Bonds	0.8
U.S. Government Agencies	0.7
U.S. Government Securities	15.4
Warrants	0.0
Short-Term Investments	3.3
Other Assets and Liabilities	—

Total	100.0%

Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	0.5%
Banks (Financials)	2.5
Capital Goods (Industrials)	6.3
Diversified Financials (Financials)	6.6
Energy (Energy)	9.3
Food & Staples Retailing (Consumer Staples)	2.2
Food, Beverage & Tobacco (Consumer Staples)	4.3
Health Care Equipment & Services (Health Care)	2.6
Insurance (Financials)	1.3
Materials (Materials)	0.5
Media (Consumer Discretionary)	1.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.7
Retailing (Consumer Discretionary)	4.6
Semiconductors & Semiconductor Equipment (Information Technology)	1.7
Software & Services (Information Technology)	6.1
Technology Hardware & Equipment (Information Technology)	6.4
Transportation (Industrials)	2.4
Utilities (Utilities)	0.6
Fixed Income Securities
Air Transportation (Transportation)	0.4
Arts, Entertainment, and Recreation (Services)	0.0
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.1
Computer and Electronic Product Manufacturing (Technology)	0.1
Electrical Equipment, Appliance Manufacturing (Technology)	0.2
Finance and Insurance (Finance)	8.6
General Obligations (General Obligations)	0.4
Health Care and Social Assistance (Health Care)	0.6
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.1
Information (Technology)	1.0
Machinery Manufacturing (Capital Goods)	0.1
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.3
Petroleum and Coal Products Manufacturing (Energy)	0.3
Pipeline Transportation (Utilities)	0.2
Real Estate and Rental and Leasing (Finance)	0.3
Retail Trade (Consumer Cyclical)	0.1
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.4
Tax Allocation (Tax Allocation)	0.1
Transportation (Transportation)	0.2
U.S. Government Agencies (U.S. Government Agencies)	0.7
U.S. Government Securities (U.S. Government Securities)	15.4
Utilities (Utilities)	1.0
Short-Term Investments	3.3
Other Assets and Liabilities	—

Total	100.0%

4

The Hartford Advisers Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 66.1%
	Automobiles & Components — 0.5%
587	Ford Motor Co. •	$4,112

	Banks — 2.5%
116	PNC Financial Services Group, Inc.	5,659
81	Standard Chartered plc	1,996
823	Washington Mutual, Inc. Private Placement ⌂•†	106
422	Wells Fargo & Co.	11,613

		19,374

	Capital Goods — 6.3%
104	Boeing Co.	4,971
62	Cummins, Inc.	2,682
85	General Dynamics Corp.	5,311
406	General Electric Co.	5,787
117	Illinois Tool Works, Inc.	5,359
173	Ingersoll-Rand plc	5,475
51	Lockheed Martin Corp.	3,536
63	Rockwell Collins, Inc.	3,189
40	Siemens AG ADR	3,601
106	Stanley Works	4,803
188	Textron, Inc.	3,344

		48,058

	Diversified Financials — 6.6%
170	Ameriprise Financial, Inc.	5,894
803	Bank of America Corp.	11,710
245	Discover Financial Services, Inc.	3,468
29	Franklin Resources, Inc.	3,066
45	Goldman Sachs Group, Inc.	7,658
269	JP Morgan Chase & Co.	11,236
420	UBS AG ADR	6,964

		49,996

	Energy — 9.3%
71	Anadarko Petroleum Corp.	4,296
44	BP plc ADR	2,514
69	Cameco Corp.	1,872
131	ConocoPhillips Holding Co.	6,579
37	Devon Energy Corp.	2,381
45	EOG Resources, Inc.	3,642
310	Exxon Mobil Corp.	22,189
87	Hess Corp.	4,762
138	OAO Gazprom Class S ADR	3,330
83	Occidental Petroleum Corp.	6,290
107	Petroleo Brasileiro S.A. ADR	4,927
68	Suncor Energy, Inc.	2,261
266	Williams Cos., Inc.	5,014

		70,057

	Food & Staples Retailing — 2.2%
176	Kroger Co.	4,078
102	Sysco Corp.	2,698
84	Walgreen Co.	3,166
130	Wal-Mart Stores, Inc.	6,473

		16,415

	Food, Beverage & Tobacco — 4.3%
126	Campbell Soup Co.	3,985
126	General Mills, Inc.	8,306
241	PepsiCo, Inc.	14,599
186	Unilever N.V. NY Shares ADR	5,733

		32,623

	Health Care Equipment & Services — 2.6%
76	Cardinal Health, Inc.	2,142
38	CareFusion Corp. •	846
13	Intuitive Surgical, Inc. •	3,252
157	Medtronic, Inc.	5,619
95	St. Jude Medical, Inc. •	3,251
104	Varian Medical Systems, Inc. •	4,262

		19,372

	Insurance — 1.3%
104	ACE Ltd.	5,329
206	Marsh & McLennan Cos., Inc.	4,842

		10,171

	Materials — 0.5%
116	Cliff’s Natural Resources, Inc.	4,108

	Media — 1.5%
758	Comcast Corp. Class A	10,990

	Pharmaceuticals, Biotechnology & Life Sciences — 6.7%
46	Amgen, Inc. •	2,482
257	Daiichi Sankyo Co., Ltd.	5,027
541	Elan Corp. plc ADR •	2,949
84	Eli Lilly & Co.	2,840
13	Forest Laboratories, Inc. •	346
40	Johnson & Johnson	2,362
320	Merck & Co., Inc.	9,894
617	Pfizer, Inc.	10,513
17	Roche Holding AG	2,646
237	Shionogi & Co., Ltd.	5,119
61	UCB S.A.	2,611
97	Vertex Pharmaceuticals, Inc. •	3,252

		50,041

	Retailing — 4.6%
24	Amazon.com, Inc. •	2,893
91	Best Buy Co., Inc.	3,482
2,225	Buck Holdings L.P. ⌂•†	2,787
76	Kohl’s Corp. •	4,337
424	Lowe’s Co., Inc.	8,292
93	Nordstrom, Inc.	2,943
232	Staples, Inc.	5,023
97	Target Corp.	4,693

		34,450

	Semiconductors & Semiconductor Equipment — 1.7%
93	Lam Research Corp. •	3,150
314	Maxim Integrated Products, Inc.	5,238
186	Texas Instruments, Inc.	4,361

		12,749

	Software & Services — 6.1%
143	Accenture plc	5,306
174	Automatic Data Processing, Inc.	6,917
18	Google, Inc. •	9,704
569	Microsoft Corp.	15,787
306	Western Union Co.	5,566
155	Yahoo!, Inc. •	2,458

		45,738

	Technology Hardware & Equipment — 6.4%
62	Apple, Inc. •	11,706
716	Cisco Systems, Inc. •	16,369
254	Hewlett-Packard Co.	12,069
198	Qualcomm, Inc.	8,216

		48,360

The accompanying notes are an integral part of these financial statements.

5

The Hartford Advisers Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 66.1% — (continued)
	Transportation — 2.4%
858	Delta Air Lines, Inc. •	$6,125
73	FedEx Corp.	5,299
130	United Parcel Service, Inc. Class B	6,968

		18,392

	Utilities — 0.6%
94	Exelon Corp.	4,419

	Total common stocks (cost $478,132)	$499,425

WARRANTS — 0.0%
	Banks — 0.0%
103	Washington Mutual, Inc. Private Placement ⌂•†	$—

	Total warrants (cost $—)	$—

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 0.5%
	Finance and Insurance — 0.5%
	Citibank Credit Card Issuance Trust
$2,985	5.65%, 09/20/2019	$3,298
	Marriott Vacation Club Owner Trust
191	5.36%, 10/20/2028 ■	176

		3,474

	Total asset & commercial mortgage backed securities (cost $3,159)	$3,474

CORPORATE BONDS: INVESTMENT GRADE — 13.2%
	Air Transportation — 0.4%
	Continental Airlines, Inc.
$755	5.98%, 04/19/2022	$732
	Southwest Airlines Co.
1,750	5.75%, 12/15/2016	1,734
654	6.15%, 08/01/2022	654

		3,120

	Arts, Entertainment, and Recreation — 0.0%
	News America Holdings, Inc.
220	5.65%, 08/15/2020 ■	228

	Beverage and Tobacco Product Manufacturing — 0.1%
	Anheuser-Busch InBev N.V.
600	7.75%, 01/15/2019 ■	699

	Computer and Electronic Product Manufacturing — 0.1%
	Dell, Inc.
520	5.88%, 06/15/2019	560

	Electrical Equipment, Appliance Manufacturing — 0.2%
	General Electric Co.
1,225	5.00%, 02/01/2013	1,305

	Finance and Insurance — 8.1%
	Ace INA Holdings, Inc.
125	5.88%, 06/15/2014	137
	American Express Centurion Bank
1,200	6.00%, 09/13/2017	1,262
	AXA Financial, Inc.
2,200	7.00%, 04/01/2028	2,144
	Bank of America Corp.
3,000	5.42%, 03/15/2017	2,936
	Berkshire Hathaway Finance Corp.
1,050	4.85%, 01/15/2015	1,138
	Brandywine Operating Partnership
750	5.70%, 05/01/2017	676
1,000	6.00%, 04/01/2016	923
	Capital One Bank
750	6.50%, 06/13/2013 ‡	800
	Capital One Capital IV
300	6.75%, 02/17/2037	241
	Citibank NA
5,000	1.88%, 06/04/2012	5,050
	Citigroup, Inc.
1,600	6.00%, 10/31/2033	1,394
105	8.13%, 07/15/2039	122
	Discover Financial Services, Inc.
1,245	6.45%, 06/12/2017	1,173
	Eaton Vance Corp.
530	6.50%, 10/02/2017	562
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	876
	Goldman Sachs Group, Inc.
1,000	5.30%, 02/14/2012	1,065
1,200	5.63%, 01/15/2017	1,228
	Health Care Properties
2,035	6.00%, 01/30/2017	1,966
	HSBC Finance Corp.
2,000	5.50%, 01/19/2016	2,081
	International Lease Finance Corp.
2,200	5.00%, 09/15/2012	1,778
1,200	5.63%, 09/15/2010	1,136
	Jackson National Life Insurance Co.
2,000	8.15%, 03/15/2027 ■	2,002
	John Deere Capital Corp.
1,655	4.88%, 10/15/2010	1,717
	JP Morgan Chase & Co.
675	3.70%, 01/20/2015	678
1,795	5.13%, 09/15/2014	1,900
	Kimco Realty Corp.
1,550	5.78%, 03/15/2016	1,529
	Liberty Mutual Group, Inc.
2,335	5.75%, 03/15/2014 ■	2,211
	Liberty Property L.P.
315	6.63%, 10/01/2017	309
	Merrill Lynch & Co., Inc.
2,000	5.00%, 02/03/2014	2,034
	Morgan Stanley
2,650	5.38%, 10/15/2015	2,749
	National City Corp.
125	6.88%, 05/15/2019	135
	New England Mutual Life Insurance Co.
1,100	7.88%, 02/15/2024 ■	1,214
	PNC Funding Corp.
625	5.40%, 06/10/2014	677
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 13.2% — (continued)
	Finance and Insurance — 8.1% — (continued)
	Prologis Trust
$1,500	5.63%, 11/15/2016	$1,380
	Prudential Funding LLC
2,000	6.75%, 09/15/2023 ■	1,993
	Realty Income Corp.
965	6.75%, 08/15/2019	963
	Republic New York Capital I
250	7.75%, 11/15/2006	239
	Santander Central Hispano Issuances Ltd.
500	7.63%, 11/03/2009	500
	Simon Property Group L.P.
3,100	6.10%, 05/01/2016	3,222
	Sovereign Bancorp, Inc.
1,000	8.75%, 05/30/2018	1,146
	Sovereign Capital Trust IV
1,500	7.91%, 06/13/2036	1,337
	Svenska Handelsbanken AB
550	4.88%, 06/10/2014 ■	577
	UnitedHealth Group, Inc.
500	5.50%, 11/15/2012	531
	WEA Finance LLC
1,000	7.13%, 04/15/2018 ■	1,033
	Wells Fargo Bank NA
2,500	6.45%, 02/01/2011	2,636

		61,400

	Health Care and Social Assistance — 0.6%
	CVS Corp.
1,550	6.13%, 08/15/2016	1,698
	Express Scripts, Inc.
195	6.25%, 06/15/2014	215
	Merck & Co., Inc.
400	4.00%, 06/30/2015	419
	Schering-Plough Corp.
2,000	5.55%, 12/01/2013	2,199

		4,531

	Information — 1.0%
	BellSouth Telecommunications
250	7.00%, 12/01/2095	245
	Comcast Corp.
1,600	5.90%, 03/15/2016	1,716
	Fiserv, Inc.
1,250	6.13%, 11/20/2012	1,374
	France Telecom S.A.
250	4.38%, 07/08/2014	264
	Intuit, Inc.
1,500	5.40%, 03/15/2012	1,575
	Oracle Corp.
550	6.13%, 07/08/2039	605
	Telecom Italia Capital
565	7.00%, 06/04/2018	620
	Time Warner Cable, Inc.
830	5.85%, 05/01/2017	872
	Verizon Global Funding Corp.
250	7.25%, 12/01/2010	266

		7,537

	Machinery Manufacturing — 0.1%
	Xerox Corp.
1,000	5.50%, 05/15/2012	1,054

	Motor Vehicle & Parts Manufacturing — 0.3%
	DaimlerChrysler NA Holdings Corp.
1,975	6.50%, 11/15/2013	2,150

	Petroleum and Coal Products Manufacturing — 0.3%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	1,259
	Weatherford International Ltd.
1,000	5.95%, 06/15/2012	1,075

		2,334

	Pipeline Transportation — 0.2%
	Kinder Morgan Energy Partners L.P.
1,500	6.95%, 01/15/2038	1,607

	Real Estate and Rental and Leasing — 0.3%
	COX Communications, Inc.
2,000	5.45%, 12/15/2014	2,147

	Retail Trade — 0.1%
	Staples, Inc.
460	9.75%, 01/15/2014	557

	Soap, Cleaning Compound and Toilet Manufacturing — 0.4%
	Procter & Gamble Co.
2,101	9.36%, 01/01/2021	2,670

	Utilities — 1.0%
	Consolidated Edison Co. of NY
955	5.30%, 12/01/2016	1,001
	Enel Finance International
805	6.80%, 09/15/2037 ■	912
	Indianapolis Power and Light
1,500	6.60%, 06/01/2037 ■	1,592
	MidAmerican Energy Co.
1,000	5.65%, 07/15/2012	1,087
	MidAmerican Energy Holdings Co.
500	6.13%, 04/01/2036	534
	Southern California Edison Co.
1,750	5.55%, 01/15/2037	1,829
	Taqa Abu Dhabi National Energy Co.
695	5.88%, 10/27/2016 ■	696

		7,651

	Total corporate bonds: investment grade (cost $97,179)	$99,550

MUNICIPAL BONDS — 0.8%
	General Obligations — 0.4%
	California State Taxable,
$700	6.20%, 10/01/2019	$702
	Chicago Metropolitan Water Reclamation Dist,
130	5.72%, 12/01/2038	137
	Los Angeles USD,
800	5.75%, 07/01/2034	775
	Oregon School Boards Association, Taxable Pension,
2,000	4.76%, 06/30/2028	1,758

		3,372

The accompanying notes are an integral part of these financial statements.

7

The Hartford Advisers Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
MUNICIPAL BONDS — 0.8% — (continued)
	Higher Education (Univ., Dorms, etc.) — 0.1%
	Curators University, MO, Taxable System Facs Rev,
$415	5.96%, 11/01/2039		$443
	University of California,
370	5.77%, 05/15/2043		387

			830

	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Taxable Sales Tax Rev,
425	6.00%, 12/01/2044		462

	Transportation — 0.2%
	Bay Area Toll Auth,
575	6.26%, 04/01/2049 ☼		581
	Illinois State Toll Highway Auth, Taxable Rev,
70	6.18%, 01/01/2034		75
	North Texas Tollway Auth Rev,
630	6.72%, 01/01/2049		686
	PA New York and New Jersey, Taxable Rev,
185	5.86%, 12/01/2024		201
115	6.04%, 12/01/2029		120

			1,663

	Total municipal bonds (cost $6,433)		$6,327

U.S. GOVERNMENT AGENCIES — 0.7%
	Government National Mortgage Association — 0.7%
$1,217	6.00%, 11/20/2023 - 09/15/2034		$1,307
1,462	6.50%, 04/15/2026 - 02/15/2035		1,580
1,557	7.00%, 11/15/2031 - 11/15/2033		1,709
255	8.00%, 12/15/2029 - 02/15/2031		294

			4,890

	Total U.S. government agencies (cost $4,468)		$4,890

U.S. GOVERNMENT SECURITIES — 15.4%
	Other Direct Federal Obligations — 2.6%
	Federal Financing Corporation — 2.3%
$1,456	5.24%, 12/06/2013		$1,290
2,220	5.25%, 12/27/2013		1,962
10,000	9.80%, 04/06/2018		13,941

			17,193

	Federal Home Loan Bank — 0.3%
2,225	4.88%, 11/18/2011		2,398

			19,591

	U.S. Treasury Securities — 12.8%
	U.S. Treasury Bonds — 2.2%
3,700	4.38%, 02/15/2038		3,787
5,000	6.00%, 02/15/2026		6,116
5,775	6.25%, 08/15/2023		7,162

			17,065

	U.S. Treasury Notes — 10.6%
31,160	1.00%, 07/31/2011 - 09/30/2011		31,285
6,000	1.38%, 05/15/2012		6,026
6,500	1.88%, 02/28/2014		6,454
9,500	2.38%, 08/31/2010		9,659
7,000	3.88%, 02/15/2013 - 05/15/2018		7,455
6,335	4.13%, 08/15/2010		6,523
5,000	4.25%, 08/15/2013		5,449
5,200	4.50%, 05/15/2017		5,697
1,277	4.75%, 05/31/2012		1,393

			79,941

			97,006

	Total U.S. government securities (cost $111,387)		$116,597

	Total long-term investments (cost $700,758)		$730,263

SHORT-TERM INVESTMENTS — 3.3%
	Repurchase Agreements — 3.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1,022, collateralized by GNMA 5.00%, 2039, value of $1,042)
$1,022	0.08%, 10/30/2009		$1,022

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $5,987, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $6,107)

5,987	0.08%, 10/30/2009		5,987
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $6,669, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $6,803)
6,669	0.08%, 10/30/2009		6,669
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $68, collateralized by U.S. Treasury Note 2.75%, 2013, value of $68)
68	0.05%, 10/30/2009		68
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $11,556, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $11,787)
11,556	0.07%, 10/30/2009		11,556

			25,302

	Total short-term investments (cost $25,302)		$25,302

	Total investments (cost $726,060)▲	100.0%	$755,565
	Other assets and liabilities	—%	365

	Total net assets	100.0%	$755,930

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.3% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $748,091 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$69,596
Unrealized Depreciation	(62,122)

Net Unrealized Appreciation	$7,474

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2009, was $2,893, which represents 0.38% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $13,333, which represents 1.76% of total net assets.

☼	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2009 was $575.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	2,225	Buck Holdings L.P.	$2,227
04/2008	103	Washington Mutual, Inc. Private Placement Warrants	—
04/2008	823	Washington Mutual, Inc. Private Placement	7,200

The aggregate value of these securities at October 31, 2009 was $2,893 which represents 0.38% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

9

The Hartford Advisers Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$3,474	$—	$3,474	$—
Common Stocks ‡	499,425	479,133	17,399	2,893
Corporate Bonds: Investment Grade	99,550	—	98,164	1,386
Municipal Bonds	6,327	—	6,327	—
U.S. Government Agencies	4,890	—	4,890	—
U.S. Government Securities	116,597	12,034	104,563	—
Warrants ‡	—	—	—	—
Short-Term Investments	25,302	—	25,302	—

Total	$755,565	$491,167	$260,119	$4,279

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of		Change in			Balance as of
	October 31,	Realized Gain	Unrealized			October 31,
	2008	(Loss)	Appreciation		Net Sales	2009

Assets:
Asset & Commercial Mortgage Backed Securities	1,244	(713)	499	*	(1,030)	—
Common Stock	2,168	—	725	†	—	2,893
Corporate Bonds	1,066	—	343	‡	(23)	1,386

Total	$4,478	$(713)	$1,567		$(1,053)	$4,279

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $—.

†	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $725.

‡	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $343.
The accompanying notes are an integral part of these financial statements.

10

The Hartford Advisers Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $726,060)	$755,565
Receivables:
Investment securities sold	31
Fund shares sold	205
Dividends and interest	2,945
Other assets	61

Total assets	758,807

Liabilities:
Bank overdraft — U.S. Dollars	17
Payables:
Investment securities purchased	575
Fund shares redeemed	1,865
Investment management fees	84
Distribution fees	53
Accrued expenses	283

Total liabilities	2,877

Net assets	$755,930

Summary of Net Assets:
Capital stock and paid-in-capital	1,041,974
Accumulated undistributed net investment income	613
Accumulated net realized loss on investments and foreign currency transactions	(316,162)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	29,505

Net assets	$755,930

Shares authorized	910,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$12.67/ $13.41

Shares outstanding	45,813

Net assets	$580,354

Class B: Net asset value per share	$12.54

Shares outstanding	5,882

Net assets	$73,778

Class C: Net asset value per share	$12.67

Shares outstanding	7,804

Net assets	$98,891

Class R3: Net asset value per share	$12.81

Shares outstanding	1

Net assets	$13

Class R4: Net asset value per share	$12.81

Shares outstanding	100

Net assets	$1,275

Class R5: Net asset value per share	$12.82

Shares outstanding	1

Net assets	$9

Class Y: Net asset value per share	$12.83

Shares outstanding	126

Net assets	$1,610

The accompanying notes are an integral part of these financial statements.

11

The Hartford Advisers Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$10,767
Interest	11,662
Securities lending	143
Less: Foreign tax withheld	(174)

Total investment income	22,398

Expenses:
Investment management fees	4,913
Administrative services fees	1
Transfer agent fees	2,448
Distribution fees
Class A	1,370
Class B	825
Class C	950
Class R3	—
Class R4	2
Custodian fees	13
Accounting services fees	132
Registration and filing fees	100
Board of Directors’ fees	22
Audit fees	25
Other expenses	238

Total expenses (before waivers and fees paid indirectly)	11,039
Expense waivers	(764)
Transfer agent fee waivers	(327)
Commission recapture	(63)
Custodian fee offset	(5)

Total waivers and fees paid indirectly	(1,159)

Total expenses, net	9,880

Net Investment Income	12,518

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(208,421)
Net realized loss on futures	(100)
Net realized gain on forward foreign currency contracts	3,203
Net realized gain on other foreign currency transactions	25

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(205,293)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	324,516
Net unrealized depreciation of forward foreign currency contracts	(3,211)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(28)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	321,277

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	115,984

Net Increase in Net Assets Resulting from Operations	$128,502

The accompanying notes are an integral part of these financial statements.

12

The Hartford Advisers Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$12,518	$19,469
Net realized loss on investments, other financial instruments and foreign currency transactions	(205,293)	(103,462)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	321,277	(369,100)

Net Increase (Decrease) In Net Assets Resulting From Operations	128,502	(453,093)

Distributions to Shareholders:
From net investment income
Class A	(14,365)	(15,267)
Class B	(1,546)	(1,361)
Class C	(1,715)	(1,601)
Class R3	—	—
Class R4	(11)	(2)
Class R5	—	—
Class Y	(287)	(363)
From net realized gain on investments
Class A	—	(116,370)
Class B	—	(26,714)
Class C	—	(22,170)
Class R3	—	(1)
Class R4	—	(6)
Class R5	—	(1)
Class Y	—	(2,134)

Total distributions	(17,924)	(185,990)

Capital Share Transactions:
Class A	(98,612)	(39,453)
Class B	(40,568)	(52,862)
Class C	(22,080)	(15,999)
Class R3	2	4
Class R4	975	114
Class R5	—	1
Class Y	(10,108)	(182)

Net decrease from capital share transactions	(170,391)	(108,377)

Net Decrease In Net Assets	(59,813)	(747,460)
Net Assets:
Beginning of period	815,743	1,563,203

End of period	$755,930	$815,743

Accumulated undistributed (distribution in excess of) net investment income (loss)	$613	$3,036

The accompanying notes are an integral part of these financial statements.

13

The Hartford Advisers Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Advisers Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.
Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.
b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

14

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

15

The Hartford Advisers Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement

16

are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of October 31, 2009.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at

17

The Hartford Advisers Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.
j)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2009.
k)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.
l)	Prepayment Risks — Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. The potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
m)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

n)	Additional Derivative Instrument(s) Information
The volume of derivative activity was minimal during the year ended October 31, 2009.

18

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$—	$—	$(100)	$—	$—	$(100)
Foreign exchange contracts	—	—	—	3,203	—	3,203

Total	$—	$—	$(100)	$3,203	$—	$3,103

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(3,211)	—	$(3,211)

Total	$—	$—	$—	$(3,211)	$—	$(3,211)

o)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Futures and Options:
Futures and Options Transactions — The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.
At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.
The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. As of October 31, 2009, there were no outstanding futures contracts.
An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.
The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or

19

The Hartford Advisers Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. As of October 31, 2009, there were no outstanding purchased or written option contracts.
4. Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$17,924	$120,978
Long-Term Capital Gains *	—	65,012

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

20

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$613
Accumulated Capital Losses *	(294,131)
Unrealized Appreciation †	7,474

Total Accumulated Deficit	$(286,044)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase accumulated undistributed net investment income by $2,983 and decrease accumulated net realized loss on investments by $2,983.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$92,120
2017	202,011

Total	$294,131

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
5. Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

21

The Hartford Advisers Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6900%
On next $500 million	0.6250%
On next $4 billion	0.5750%
On next $5 billion	0.5725%
Over $10 billion	0.5700%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.18%	NA	NA	1.43%	1.13%	0.83%	NA
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.14%	1.17%	1.09%		1.11%	1.18%
Class B Shares	2.03	2.00	1.90		1.90	1.96
Class C Shares	1.98	1.86	1.78		1.81	1.88
Class R3 Shares	1.32	1.43	1.40	*
Class R4 Shares	1.12	1.11	1.05	*
Class R5 Shares	0.82	0.79	0.80	*
Class Y Shares	0.76	0.70	0.63		0.65	0.73

*	From December 22, 2006 (commencement of operations), through October 31, 2007.

22

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $421 and contingent deferred sales charges of $105 from the Fund.
The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.
For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $46. These commissions are in turn paid to sales representatives of the broker/dealers.
f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $2,135 for providing such services. These fees are accrued daily and paid monthly.
Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

23

The Hartford Advisers Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
g)	Payments from Affiliate — The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.07%	13.15%
Class B	0.08	12.24
Class C	0.07	12.36
Class Y	0.07	13.65
6. Affiliate Holdings:
As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	1
Class R5	1
7. Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$447,345
Sales Proceeds Excluding U.S. Government Obligations	681,616
Cost of Purchases for U.S. Government Obligations	82,188
Sales Proceeds for U.S. Government Obligations	39,383

24

8. Capital Share Transactions:
The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	4,259	1,313	(14,752)	—	(9,180)	4,723	8,149	(16,658)	—	(3,786)
Amount	$46,222	$13,936	$(158,770)	$—	$(98,612)	$68,922	$128,191	$(236,566)	$—	$(39,453)
Class B
Shares	220	145	(4,176)	—	(3,811)	360	1,720	(5,914)	—	(3,834)
Amount	$2,323	$1,493	$(44,384)	$—	$(40,568)	$5,188	$26,933	$(84,983)	$—	$(52,862)
Class C
Shares	453	151	(2,690)	—	(2,086)	520	1,393	(3,194)	—	(1,281)
Amount	$4,836	$1,574	$(28,490)	$—	$(22,080)	$7,233	$22,009	$(45,241)	$—	$(15,999)
Class R3
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$2	$—	$—	$—	$2	$3	$1	$—	$—	$4
Class R4
Shares	101	1	(12)	—	90	14	—	(7)	—	7
Amount	$1,103	$11	$(139)	$—	$975	$209	$8	$(103)	$—	$114
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$1	$—	$—	$1
Class Y
Shares	71	27	(1,010)	—	(912)	120	157	(305)	—	(28)
Amount	$786	$287	$(11,181)	$—	$(10,108)	$1,836	$2,498	$(4,516)	$—	$(182)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	1,452	$15,686
For the Year Ended October 31, 2008	2,044	$30,041
9. Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.
10. Industry Classifications:
Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
11. Subsequent Events:
Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

25

The Hartford Advisers Fund
Financial Highlights
– Selected Per-Share Data – (a)

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$10.80	$0.21	$—	$1.94	$2.15	$(0.28)	$—	$—	$(0.28)	$1.87	$12.67
B	10.69	0.12	—	1.92	2.04	(0.19)	—	—	(0.19)	1.85	12.54
C	10.80	0.12	—	1.94	2.06	(0.19)	—	—	(0.19)	1.87	12.67
R3	10.92	0.18	—	1.97	2.15	(0.26)	—	—	(0.26)	1.89	12.81
R4	10.92	0.17	—	2.01	2.18	(0.29)	—	—	(0.29)	1.89	12.81
R5	10.93	0.24	—	1.97	2.21	(0.32)	—	—	(0.32)	1.89	12.82
Y	10.93	0.28	—	1.95	2.23	(0.33)	—	—	(0.33)	1.90	12.83

For the Year Ended October 31, 2008
A	18.52	0.26	—	(5.74)	(5.48)	(0.25)	(1.99)	—	(2.24)	(7.72)	10.80
B	18.34	0.15	—	(5.70)	(5.55)	(0.11)	(1.99)	—	(2.10)	(7.65)	10.69
C	18.51	0.16	—	(5.73)	(5.57)	(0.15)	(1.99)	—	(2.14)	(7.71)	10.80
R3	18.70	0.21	—	(5.78)	(5.57)	(0.22)	(1.99)	—	(2.21)	(7.78)	10.92
R4	18.70	0.26	—	(5.78)	(5.52)	(0.27)	(1.99)	—	(2.26)	(7.78)	10.92
R5	18.71	0.31	—	(5.79)	(5.48)	(0.31)	(1.99)	—	(2.30)	(7.78)	10.93
Y	18.71	0.33	—	(5.80)	(5.47)	(0.32)	(1.99)	—	(2.31)	(7.78)	10.93

For the Year Ended October 31, 2007
A	16.74	0.30	0.01	1.87	2.18	(0.31)	(0.09)	—	(0.40)	1.78	18.52
B	16.57	0.16	0.02	1.84	2.02	(0.16)	(0.09)	—	(0.25)	1.77	18.34
C	16.73	0.18	0.01	1.87	2.06	(0.19)	(0.09)	—	(0.28)	1.78	18.51
R3(g)	17.24	0.21	—	1.44	1.65	(0.19)	—	—	(0.19)	1.46	18.70
R4(g)	17.24	0.25	—	1.44	1.69	(0.23)	—	—	(0.23)	1.46	18.70
R5(g)	17.24	0.31	—	1.43	1.74	(0.27)	—	—	(0.27)	1.47	18.71
Y	16.91	0.38	0.01	1.89	2.28	(0.39)	(0.09)	—	(0.48)	1.80	18.71

For the Year Ended October 31, 2006
A	15.34	0.31	—	1.38	1.69	(0.29)	—	—	(0.29)	1.40	16.74
B	15.19	0.18	—	1.37	1.55	(0.17)	—	—	(0.17)	1.38	16.57
C	15.34	0.19	—	1.38	1.57	(0.18)	—	—	(0.18)	1.39	16.73
Y	15.50	0.38	—	1.40	1.78	(0.37)	—	—	(0.37)	1.41	16.91

For the Year Ended October 31, 2005 (e)
A	14.57	0.26	—	0.80	1.06	(0.29)	—	—	(0.29)	0.77	15.34
B	14.43	0.14	—	0.79	0.93	(0.17)	—	—	(0.17)	0.76	15.19
C	14.56	0.16	—	0.80	0.96	(0.18)	—	—	(0.18)	0.78	15.34
Y	14.72	0.33	—	0.81	1.14	(0.36)	—	—	(0.36)	0.78	15.50

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

(g)	Commenced operations on December 22, 2006.

(h)	Not annualized.

(i)	Annualized.

26

– Ratios and Supplemental Data –

		Ratio of Expenses to Average	Ratio of Expenses to Average	Ratio of Expenses to Average	Ratio of Net
		Net Assets Before Waivers and	Net Assets After Waivers and	Net Assets After Waivers and	Investment Income
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	to Average Net	Portfolio
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Assets	Turnover Rate(d)

20.47%	$580,354	1.32%	1.15%	1.15%	1.90%	73%
19.42	73,778	2.25	2.04	2.04	1.06	—
19.46	98,891	1.98	1.98	1.98	1.08	—
20.20	13	1.84	1.32	1.32	1.65	—
20.47	1,275	1.13	1.13	1.13	1.61	—
20.83	9	0.85	0.83	0.83	2.18	—
20.98	1,610	0.76	0.76	0.76	2.49	—

(33.24)	593,816	1.18	1.18	1.18	1.75	79
(33.80)	103,632	2.03	2.00	2.00	0.93	—
(33.68)	106,819	1.87	1.87	1.87	1.06	—
(33.39)	9	1.57	1.43	1.43	1.49	—
(33.16)	113	1.11	1.11	1.11	1.80	—
(32.96)	7	0.79	0.79	0.79	2.13	—
(32.91)	11,347	0.70	0.70	0.70	2.22	—

13.23 (f)	1,088,361	1.15	1.10	1.10	1.67	84
12.32 (f)	248,020	1.96	1.91	1.91	0.85	—
12.44 (f)	206,799	1.83	1.78	1.78	0.98	—
9.62 (h)	11	1.45 (i)	1.40 (i)	1.40 (i)	1.38 (i)	—
9.88 (h)	53	1.11 (i)	1.06 (i)	1.06 (i)	1.68 (i)	—
10.17 (h)	11	0.85 (i)	0.80 (i)	0.80 (i)	1.98 (i)	—
13.73 (f)	19,948	0.69	0.64	0.64	2.13	—

11.16	1,110,324	1.17	1.12	1.12	1.86	99
10.25	341,772	1.96	1.91	1.91	1.07	—
10.32	219,580	1.87	1.82	1.82	1.16	—
11.63	17,710	0.71	0.66	0.66	2.32	—

7.30	1,222,944	1.21	1.19	1.19	1.73	66
6.48	437,462	1.99	1.98	1.98	0.95	—
6.63	253,605	1.91	1.89	1.89	1.06	—
7.78	15,342	0.75	0.74	0.74	2.13	—

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Advisers Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Advisers Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

28

The Hartford Advisers Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford Advisers Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*      Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

30

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992—2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Advisers Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	9.00%
Other Direct Federal Obligations*	5.00%
Other Securities	86.00%

Total	100.00%

DRD†	55.00%
QDI‡	65.00%
QII§	40.00%

*	The income received from federal obligations.

†	Income distributions, taxable as dividend income which qualify for deduction by corporations.

‡	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.284	N/A	N/A	0.284
Class B	0.185	N/A	N/A	0.185
Class C	0.190	N/A	N/A	0.190
Class R3	0.264	N/A	N/A	0.264
Class R4	0.288	N/A	N/A	0.288
Class R5	0.323	N/A	N/A	0.323
Class Y	0.328	N/A	N/A	0.328
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

32

The Hartford Advisers Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30,	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	2009 through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,184.30	$6.44	$1,000.00	$1,019.31	$5.96	1 .17%	184	365
Class B	$1,000.00	$1,178.90	$11.04	$1,000.00	$1,015.07	$10.21	2 .01	184	365
Class C	$1,000.00	$1,179.50	$10.66	$1,000.00	$1,015.43	$9.86	1 .94	184	365
Class R3	$1,000.00	$1,183.50	$6.88	$1,000.00	$1,018.90	$6.36	1 .25	184	365
Class R4	$1,000.00	$1,185.30	$6.17	$1,000.00	$1,019.56	$5.70	1 .12	184	365
Class R5	$1,000.00	$1,185.90	$4.57	$1,000.00	$1,021.02	$4.23	0 .83	184	365
Class Y	$1,000.00	$1,187.10	$4.13	$1,000.00	$1,021.42	$3.82	0 .75	184	365

33

The Hartford Advisers Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Advisers Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record. The Board noted HIFSCO’s initiatives over the course of the year to address performance issues.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

35

The Hartford Advisers Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

36

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-1 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06115

The Hartford Balanced Allocation Fund

The Hartford Balanced Allocation Fund inception 05/28/2004 (subadvised by Hartford Investment Management Company)	Investment objective – Seeks long-term capital appreciation and income.
Performance Overview(1) 5/28/04 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception

Balanced Allocation A#	18.01%	2.89%	3.25%
Balanced Allocation A##	11.52%	1.74%	2.18%
Balanced Allocation B#	17.15%	2.11%	2.47%
Balanced Allocation B##	12.15%	1.76%	2.30%
Balanced Allocation C#	17.07%	2.12%	2.47%
Balanced Allocation C##	16.07%	2.12%	2.47%
Balanced Allocation I#	18.39%	3.09%	3.43%
Balanced Allocation R3#	17.52%	2.63%	3.01%
Balanced Allocation R4#	18.04%	2.87%	3.23%
Balanced Allocation R5#	18.37%	3.04%	3.39%
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.05%	5.52%
S&P 500 Index	9.78%	0.33%	0.59%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Balanced Allocation Fund returned 18.01%, before sales charges, for the twelve-month period ended October 31, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 9.78% and 13.79%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Moderate category, a group of funds with investment strategies similar to those of the Fund, was 16.01%.
Why did the Fund perform this way?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market — high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. After a difficult first half of the year, investor risk aversion fell significantly and the year ending October 31, 2009 finished strong.

2

During the period, the S&P 500 rose 9.8%. Across the different market capitalizations, mid-cap and large-cap stocks outperformed small-cap stocks. Within U.S. equities, the growth investment style outperformed value. In contrast to last year, international stocks outperformed U.S. stocks. Specifically, Emerging Markets stock, measured by the MSCI Emerging Markets Stock Index, posted the strongest results, up 64.6%. In March, investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter of 2009, with the S&P 500 rising 55% since the risk rally began in March. Within equities, investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and Russell Mid-Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 stocks outperformed their higher quality peers.
Within fixed income, yields decreased during the year, with the ten-year Treasury note yield falling 57 basis points to 3.38% and the five-year Treasury note yield falling 52 basis points to 2.31%. Within the major sectors of the Barclays Capital U.S. Aggregate Index, Credit was the top performer, while Agency securities were the worst. High Yield asset classes such as U.S. high yield bonds, floating rate notes, and Emerging Market Debt significantly outperformed the Barclays Capital U.S. Aggregate Index. The Barclays Capital High Yield index posted strong results, up 48.1% over the period.
Generally, the Fund’s target asset allocation is set at approximately 60% equities and 40% fixed-income. The Fund’s strategic asset allocation decisions within equities contributed to the fund’s performance. Specifically, favorable allocations within the international markets into emerging markets, international small-cap, and international real estate investment trusts (REITs) helped to offset an underweight (i.e. the Fund’s sector position was less than the benchmark position) to small and mid-cap stocks. The Fund’s strategic asset allocation decisions within fixed income detracted from performance. Although the Fund benefited from exposures to high yield asset classes, diversification within these high yield asset classes detracted from results. The Fund’s duration (i.e. sensitivity to changes in interest rates) was targeted to be less than the Barclays Capital U.S. Aggregate Index, a decision based on the risk preferences of the Fund. For the year, duration positioning detracted from performance.
Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the year, our underlying fund selection enhanced relative performance (i.e. performance of the Fund as measured against the benchmark). A hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required in March 09 to restore the Fund allocations back to their targets.
During the period, the Fund has continued to utilize exchange traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Specifically, the fund has set target allocations to ETFs that provide U.S. real estate, international real estate, and emerging market debt exposure.
What is the Outlook?
While the risk rally that began in early March has pushed equities and other high risk asset classes higher around the world, we believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their dramatic recovery in the 2nd and 3rd quarters. We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
Our view of the yield curve is consistent with low growth and low inflation and we expect yields to remain in their current ranges across the curve (10 year range of 3.2%-3.8%). In addition, we believe downward pressure on inflation has abated. However, slack in the economy means there are no near-term upward pressures on inflation. Longer maturities will likely remain in range despite continued concerns with supply pressures, inflation, dollar policy, and weak growth. We think the shape of the short end (3 months–3 years) of the curve already implies the imminent removal of accommodative monetary policy and despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
We have positioned the Fund with an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to international equities, both large and small cap, while reducing our high yield and floating rate note exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. In addition, we have reversed the underweight in inflation protected securities.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets

Powershares Emerging Markets Sovereign Debt Portfolio ETF	0.1%
SPDR DJ Wilshire International Real Estate ETF	0.7
SPDR DJ Wilshire REIT ETF	1.0
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	14.8
The Hartford Capital Appreciation II Fund, Class Y	5.1
The Hartford Disciplined Equity Fund, Class Y	1.7
The Hartford Dividend and Growth Fund, Class Y	1.8
The Hartford Equity Income Fund, Class Y	2.4
The Hartford Floating Rate Fund, Class Y	3.8
The Hartford Fundamental Growth Fund, Class Y	0.1
The Hartford Global Growth Fund, Class Y	4.8
The Hartford Growth Fund, Class Y	1.5
The Hartford Growth Opportunities Fund, Class Y	2.0
The Hartford High Yield Fund, Class Y	0.4
The Hartford Income Fund, Class Y	9.3
The Hartford Inflation Plus Fund, Class Y	8.4
The Hartford International Opportunities Fund, Class Y	4.5
The Hartford International Small Company Fund, Class Y	2.8
The Hartford MidCap Fund, Class Y	1.5
The Hartford Select MidCap Value Fund, Class Y	1.1
The Hartford Select SmallCap Value Fund, Class Y	1.8
The Hartford Short Duration Fund, Class Y	6.9
The Hartford Small Company Fund, Class Y	1.7
The Hartford Strategic Income Fund, Class Y	1.0
The Hartford Total Return Bond Fund, Class Y	10.0
The Hartford Value Fund, Class Y	10.7
Other Assets and Liabilities	0.1

Total	100.0%

3

The Hartford Balanced Allocation Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES — 98.1%
EQUITY FUNDS — 58.3%
3,812	The Hartford Capital Appreciation Fund, Class Y		$115,263
3,645	The Hartford Capital Appreciation II Fund, Class Y•		39,948
1,211	The Hartford Disciplined Equity Fund, Class Y		13,029
843	The Hartford Dividend and Growth Fund, Class Y		13,701
1,739	The Hartford Equity Income Fund, Class Y		18,800
100	The Hartford Fundamental Growth Fund, Class Y•		938
2,808	The Hartford Global Growth Fund, Class Y•		37,403
822	The Hartford Growth Fund, Class Y•		11,630
704	The Hartford Growth Opportunities Fund, Class Y•		15,204
2,651	The Hartford International Opportunities Fund, Class Y		34,652
2,015	The Hartford International Small Company Fund, Class Y		21,945
654	The Hartford MidCap Fund, Class Y•		11,535
1,068	The Hartford Select MidCap Value Fund, Class Y		8,215
1,752	The Hartford Select SmallCap Value Fund, Class Y		13,945
862	The Hartford Small Company Fund, Class Y•		12,961
8,759	The Hartford Value Fund, Class Y		83,645

	Total equity funds (cost $512,802)		$452,814

FIXED INCOME FUNDS — 39.8%
3,606	The Hartford Floating Rate Fund, Class Y		$29,892
502	The Hartford High Yield Fund, Class Y		3,379
7,571	The Hartford Income Fund, Class Y		72,080
5,716	The Hartford Inflation Plus Fund, Class Y		65,339
5,589	The Hartford Short Duration Fund, Class Y		53,652
862	The Hartford Strategic Income Fund, Class Y		7,493
7,548	The Hartford Total Return Bond Fund, Class Y		78,050

	Total fixed income funds (cost $313,764)		$309,885

	Total investments in affiliated investment companies (cost $826,566)		$762,699

EXCHANGE TRADED FUNDS — 1.8%
22	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$575
172	SPDR DJ Wilshire International Real Estate ETF		5,932
178	SPDR DJ Wilshire REIT ETF		7,734

	Total exchange traded funds (cost $13,357)		$14,241

	Total long-term investments (cost $839,923)		$776,940

SHORT-TERM INVESTMENTS — 0.0%
	Investment Pools and Funds — 0.0%
3	State Street Bank Money Market Fund		$3

	Total short-term investments (cost $3)		$3

	Total investments (cost $839,926)▲	99.9%	$776,943
	Other assets and liabilities	0.1%	886

	Total net assets	100.0%	$777,829

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $842,561 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$25,532
Unrealized Depreciation	(91,150)

Net Unrealized Depreciation	$(65,618)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Balanced Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$762,699	$762,699	$—	$—
Exchange Traded Funds	14,241	14,241	—	—
Short-Term Investments	3	3	—	—

Total	$776,943	$776,943	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Balanced Allocation Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $13,360)	$14,244
Investments in underlying affiliated funds, at market value (cost $826,566)	762,699
Receivables:
Fund shares sold	1,303
Dividends and interest	1,084
Other assets	51

Total assets	779,381

Liabilities:
Payables:
Investment securities purchased	75
Fund shares redeemed	1,253
Investment management fees	17
Distribution fees	65
Accrued expenses	142

Total liabilities	1,552

Net assets	$777,829

Summary of Net Assets:
Capital stock and paid-in-capital	912,619
Accumulated undistributed net investment income	1,556
Accumulated net realized loss on investments	(73,363)
Unrealized depreciation of investments	(62,983)

Net assets	$777,829

Shares authorized	400,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$9.79/$10.36

Shares outstanding	49,387

Net assets	$483,316

Class B: Net asset value per share	$9.76

Shares outstanding	9,749

Net assets	$95,125

Class C: Net asset value per share	$9.75

Shares outstanding	17,359

Net assets	$169,306

Class I: Net asset value per share	$9.78

Shares outstanding	213

Net assets	$2,079

Class R3: Net asset value per share	$9.74

Shares outstanding	142

Net assets	$1,381

Class R4: Net asset value per share	$9.78

Shares outstanding	1,382

Net assets	$13,518

Class R5: Net asset value per share	$9.79

Shares outstanding	1,339

Net assets	$13,104

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Allocation Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$507
Dividends from underlying affiliated funds	18,938
Interest	1

Total investment income	19,446

Expenses:
Investment management fees	948
Administrative services fees	27
Transfer agent fees	1,011
Distribution fees
Class A	1,089
Class B	878
Class C	1,522
Class R3	3
Class R4	29
Custodian fees	1
Accounting services fees	84
Registration and filing fees	121
Board of Directors’ fees	19
Audit fees	27
Other expenses	166

Total expenses (before waivers)	5,925
Expense waivers	(36)

Total waivers	(36)

Total expenses, net	5,889

Net Investment Income	13,557

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(58,281)

Net Realized Loss on Investments	(58,281)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	159,504

Net Changes in Unrealized Appreciation of Investments	159,504

Net Gain on Investments	101,223

Net Increase in Net Assets Resulting from Operations	$114,780

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Allocation Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$13,557	$18,094
Net realized gain (loss) on investments	(58,281)	3,302
Net unrealized appreciation (depreciation) of investments	159,504	(325,274)

Net Increase (Decrease) In Net Assets Resulting From Operations	114,780	(303,878)

Distributions to Shareholders:
From net investment income
Class A	(9,311)	(24,256)
Class B	(1,200)	(4,239)
Class C	(2,130)	(7,330)
Class I	(39)	(81)
Class R3	(7)	(12)
Class R4	(228)	(198)
Class R5	(199)	(87)
From net realized gain on investments
Class A	—	(26,813)
Class B	—	(5,971)
Class C	—	(9,928)
Class I	—	(40)
Class R3	—	(5)
Class R4	—	(145)
Class R5	—	(32)

Total distributions	(13,114)	(79,137)

Capital Share Transactions:
Class A	(20,268)	70,044
Class B	(10,182)	8,431
Class C	(12,291)	22,711
Class I	(322)	2,197
Class R3	922	511
Class R4	3,145	8,935
Class R5	6,942	4,818

Net increase (decrease) from capital share transactions	(32,054)	117,647

Net Increase (Decrease) In Net Assets	69,612	(265,368)
Net Assets:
Beginning of period	708,217	973,585

End of period	$777,829	$708,217

Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,556	$1,113

The accompanying notes are an integral part of these financial statements.

8

The Hartford Balanced Allocation Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Balanced Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of
September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

9

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

10

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
3.	Federal Income Taxes:
a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$13,114	$38,476
Long-Term Capital Gains *	—	40,661

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,556
Accumulated Capital Losses *	(70,728)
Unrealized Depreciation †	(65,618)

Total Accumulated Deficit	$(134,790)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

12

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$14,074
2017	56,654

Total	$70,728

e)	Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.40%	2.15%	2.15%	1.15%	1.78%	1.48%	1.18%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

13

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $2,374 and contingent deferred sales charges of $327 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized
12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $74. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $1,012 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$117,973
Sales Proceeds Excluding U.S. Government Obligations	149,098

14

6.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	12,768	1,095	(16,382)	—	(2,519)	14,186	4,158	(12,888)	—	5,456
Amount	$108,578	$8,990	$(137,836)	$—	$(20,268)	$158,195	$49,061	$(137,212)	$—	$70,044
Class B
Shares	1,310	143	(2,687)	—	(1,234)	2,209	811	(2,413)	—	607
Amount	$10,936	$1,142	$(22,260)	$—	$(10,182)	$24,579	$9,630	$(25,778)	$—	$8,431
Class C
Shares	3,706	232	(5,539)	—	(1,601)	5,758	1,236	(5,278)	—	1,716
Amount	$31,608	$1,861	$(45,760)	$—	$(12,291)	$64,145	$14,655	$(56,089)	$—	$22,711
Class I
Shares	142	5	(198)	—	(51)	259	8	(74)	—	193
Amount	$1,292	$37	$(1,651)	$—	$(322)	$2,909	$96	$(808)	$—	$2,197
Class R3
Shares	133	1	(34)	—	100	160	1	(128)	—	33
Amount	$1,217	$6	$(301)	$—	$922	$1,774	$12	$(1,275)	$—	$511
Class R4
Shares	873	28	(526)	—	375	1,084	30	(312)	—	802
Amount	$7,318	$228	$(4,401)	$—	$3,145	$11,920	$343	$(3,328)	$—	$8,935
Class R5
Shares	1,104	24	(277)	—	851	552	11	(130)	—	433
Amount	$8,971	$199	$(2,228)	$—	$6,942	$6,087	$119	$(1,388)	$—	$4,818
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	175	$1,493
For the Year Ended October 31, 2008	182	$2,060
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

8.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

15

The Hartford Balanced Allocation Fund
Financial Highlights
– Selected Per-Share Data (a) –

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$8.48	$0.19	$—	$1.30	$1.49	$(0.18)	$—	$—	$(0.18)	$1.31	$9.79
B	8.45	0.12	—	1.30	1.42	(0.11)	—	—	(0.11)	1.31	9.76
C	8.45	0.12	—	1.30	1.42	(0.12)	—	—	(0.12)	1.30	9.75
I	8.47	0.24	—	1.28	1.52	(0.21)	—	—	(0.21)	1.31	9.78
R3	8.44	0.15	—	1.30	1.45	(0.15)	—	—	(0.15)	1.30	9.74
R4	8.47	0.19	—	1.30	1.49	(0.18)	—	—	(0.18)	1.31	9.78
R5	8.48	0.21	—	1.31	1.52	(0.21)	—	—	(0.21)	1.31	9.79

For the Year Ended October 31, 2008
A	13.10	0.26	—	(3.83)	(3.57)	(0.47)	(0 .58)	—	(1.05)	(4.62)	8.48
B	13.06	0.16	—	(3.81)	(3.65)	(0.38)	(0 .58)	—	(0.96)	(4.61)	8.45
C	13.06	0.17	—	(3.81)	(3.64)	(0.39)	(0 .58)	—	(0.97)	(4.61)	8.45
I	13.09	0.33	—	(3.86)	(3.53)	(0.51)	(0 .58)	—	(1.09)	(4.62)	8.47
R3	13.08	0.26	—	(3.88)	(3.62)	(0.44)	(0 .58)	—	(1.02)	(4.64)	8.44
R4	13.10	0.38	—	(3.96)	(3.58)	(0.47)	(0 .58)	—	(1.05)	(4.63)	8.47
R5	13.10	0.41	—	(3.95)	(3.54)	(0.50)	(0 .58)	—	(1.08)	(4.62)	8.48

For the Year Ended October 31, 2007
A	12.01	0.27	—	1.45	1.72	(0.36)	(0 .27)	—	(0.63)	1.09	13.10
B	11.98	0.18	—	1.44	1.62	(0.27)	(0 .27)	—	(0.54)	1.08	13.06
C	11.98	0.18	—	1.44	1.62	(0.27)	(0 .27)	—	(0.54)	1.08	13.06
I	12.00	0.26	—	1.50	1.76	(0.40)	(0 .27)	—	(0.67)	1.09	13.09
R3(e)	11.89	0.08	—	1.25	1.33	(0.14)	—	—	(0.14)	1.19	13.08
R4(e)	11.89	0.14	—	1.23	1.37	(0.16)	—	—	(0.16)	1.21	13.10
R5(e)	11.89	0.14	—	1.25	1.39	(0.18)	—	—	(0.18)	1.21	13.10

For the Year Ended October 31, 2006
A	10.95	0.18	—	1.12	1.30	(0.22)	(0 .02)	—	(0.24)	1.06	12.01
B	10.92	0.10	—	1.11	1.21	(0.13)	(0 .02)	—	(0.15)	1.06	11.98
C	10.92	0.11	—	1.11	1.22	(0.14)	(0 .02)	—	(0.16)	1.06	11.98
I(h)	11.66	0.05	—	0.34	0.39	(0.05)	—	—	(0.05)	0.34	12.00

For the Year Ended October 31, 2005
A	10.30	0.13	—	0.64	0.77	(0.12)	—	—	(0.12)	0.65	10.95
B	10.28	0.06	—	0.62	0.68	(0.04)	—	—	(0.04)	0.64	10.92
C	10.28	0.06	—	0.62	0.68	(0.04)	—	—	(0.04)	0.64	10.92

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Commenced operations on December 22, 2006.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on August 31, 2006.

16

– Ratios and Supplemental Data –

		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

18.01%	$483,316	0.58%		0.58%		0.58%		2.20%		17%
17.15	95,125	1.42		1.38		1.38		1.41		–
17.07	169,306	1.34		1.34		1.34		1.46		–
18.39	2,079	0.28		0.28		0.28		3.01		–
17.52	1,381	0.96		0.96		0.96		1.47		–
18.04	13,518	0.59		0.59		0.59		2.08		–
18.37	13,104	0.29		0.29		0.29		2.22		–

(29.35)	439,955	0.53		0.53		0.53		2.23		18
(29.95)	92,829	1.35		1.35		1.35		1.47		–
(29.91)	160,167	1.29		1.29		1.29		1.49		–
(29.15)	2,238	0.22		0.22		0.22		1.59		–
(29.74)	358	0.92		0.92		0.92		0.86		–
(29.44)	8,535	0.59		0.59		0.59		1.54		–
(29.16)	4,135	0.29		0.29		0.29		1.54		–

14.95	608,443	0.54		0.54		0.54		2.09		34
14.03	135,541	1.36		1.33		1.33		1.34		–
14.07	225,155	1.29		1.29		1.29		1.35		–
15.35	927	0.22		0.22		0.22		1.88		–
11.29 (f)	115	0.93	(g)	0.93	(g)	0.93	(g)	0.94	(g)	–
11.61 (f)	2,679	0.66	(g)	0.66	(g)	0.66	(g)	1.23	(g)	–
11.79 (f)	725	0.36	(g)	0.36	(g)	0.36	(g)	1.54	(g)	–

11.98	453,492	0.62		0.62		0.62		1.52		15
11.22	109,117	1.44		1.36		1.36		0.82		–
11.24	171,073	1.38		1.36		1.36		0.78		–
3.35 (f)	353	0.39	(g)	0.39	(g)	0.39	(g)	1.47	(g)	–

7.47	262,878	0.66		0.60		0.60		1.26		2
6.66	72,619	1.47		1.31		1.31		0.55		–
6.66	103,248	1.41		1.31		1.31		0.56		–

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services
(1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited) – (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from
1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling
888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Balanced Allocation Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	5.00%
Other Direct Federal Obligations*	1.00%
Other Securities	94.00%

Total	100.00%

DRD†	55.00%
QDI‡	60.00%
QII§	65.00%

*	The income received from federal obligations.

†	Income distributions, taxable as dividend income which qualify for deduction by corporations.

‡	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.181	N/A	N/A	0.181
Class B	0.114	N/A	N/A	0.114
Class C	0.117	N/A	N/A	0.117
Class I	0.207	N/A	N/A	0.207
Class R3	0.149	N/A	N/A	0.149
Class R4	0.182	N/A	N/A	0.182
Class R5	0.207	N/A	N/A	0.207
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Balanced Allocation Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,176.90	$3.07	$1,000.00	$1,022.38	$2.85	0.56%	184	365
Class B	$1,000.00	$1,171.60	$7.55	$1,000.00	$1,018.25	$7.02	1.38	184	365
Class C	$1,000.00	$1,172.10	$7.17	$1,000.00	$1,018.60	$6.67	1.31	184	365
Class I	$1,000.00	$1,178.80	$1.48	$1,000.00	$1,023.84	$1.38	0.27	184	365
Class R3	$1,000.00	$1,173.80	$5.21	$1,000.00	$1,020.42	$4.84	0.95	184	365
Class R4	$1,000.00	$1,177.00	$3.18	$1,000.00	$1,022.28	$2.96	0.58	184	365
Class R5	$1,000.00	$1,178.50	$1.54	$1,000.00	$1,023.79	$1.43	0.28	184	365

23

The Hartford Balanced Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Balanced Allocation Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund

24

Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In

25

The Hartford Balanced Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)
addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-2 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06115

The Hartford Balanced Income Fund

The Hartford Balanced Income Fund inception 07/31/2006

(subadvised by Wellington Management Company, LLP)	Investment objective — Seeks to provide current income with growth of capital as a secondary objective.
Performance Overview(1) 7/31/06 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays Capital U.S. Aggregate Bond Index.
Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4) (as of 10/31/09)

	1	Since
	Year	Inception

Balanced Income A#	20.29%	2.16%
Balanced Income A##	13.67%	0.40%
Balanced Income B#	19.37%	1.40%
Balanced Income B##	14.37%	0.55%
Balanced Income C#	19.44%	1.40%
Balanced Income C##	18.44%	1.40%
Balanced Income Y#	20.67%	2.52%
Barclays Capital Corporate Index	31.07%	6.41%
Russell 1000 Value Index	4.78%	-7.13%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 09/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Lucius T. Hill, III	Scott I. St. John, CFA	Ian R. Link, CFA
Senior Vice President	Vice President	Vice President

W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA
Senior Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Balanced Income Fund returned 20.29%, before sales charge, for the twelve-month period ended October 31, 2009, versus the returns of 4.78% for the Russell 1000 Value Index, 31.07% for the Barclays Capital Corporate Index and 16.01% for the average fund in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash and cash equivalents.
Why did the Fund perform this way?
Investors were forced to navigate widely varied markets during the period. Stocks fell sharply from the beginning of November through early

2

March, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of October stocks rallied and credit spreads tightened (i.e. short and long term interest rates moving closer together) as investors came to believe that a Depression-like scenario was less likely. The Russell 1000 Value Index rose [+5%] during the period. Sector returns within the Russell 1000 Value Index diverged widely, with Information Technology (+33%), Consumer Discretionary (+23%), and Materials (+18%) performing best, while the relatively weaker Financials (-8%), Industrials (-5%), and Utilities (+2%) sectors lagged.
Within the fixed income markets corporate bonds, emerging markets debt, and high yield bonds all performed well over the period, with all three components of the Fund’s fixed income benchmark rising materially. High-yield securities, as measured by the Barclays Capital High Yield (2% issuer cap) Index, gained 49%, while emerging markets bonds, as measured by the JP Morgan EMBI+ Emerging Markets Bond Index, rose 37%. Investment grade corporate securities, as measured by the Barclays Capital Corporate Index, were up 31% during the period.
The Fund’s equity component outperformed its benchmark due to strong stock selection. Stock selection was particularly strong within the Industrials, Energy, and Utilities sectors. This more than offset weak stock selection in Materials, Consumer Discretionary, and Financials. Allocation among sectors, which is driven by bottom-up (i.e. stock by stock fundamental research) fundamental research, detracted from benchmark-relative returns primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Financials during the better part of the period when Financials rallied.
Among the top contributors to benchmark-relative returns in the equity sleeve were Citigroup (Financials), FPL Group (Utilities), and Toronto-Dominion Bank (Financials). We did not own the shares of Citigroup during the period, which benefited relative results as its share price fell during the period and the company is a significant benchmark holding. Despite a recent lowering of guidance, shares of Florida-based electricity provider FPL Group gained over the period on strong quarterly results. Shares of Toronto-Dominion Bank, a Canada-based bank with significant U.S. operations, rose as the company reported better-than-expected quarterly earnings. Top absolute (i.e. total return) contributors for the period included global pharmaceutical company Merck and worldwide banking and financial services organization HSBC Holdings.
PNC Financial (Financials), JPMorgan Chase (Financials), and Wells Fargo (Financials), detracted most from benchmark-relative and absolute returns in the equity sleeve. Shares of financial services firm PNC Financial fell on concerns regarding the value of assets held at acquired National City. JPMorgan Chase saw its shares pressured by fears that the company’s exposures to consumer and large corporate credit would lead to an earnings shortfall and greater balance sheet uncertainty. Wells Fargo shares fell sharply as investors became concerned about the potential negative impact of the Wachovia acquisition to the company’s balance sheet and the possibility that Wells Fargo may have to cut its dividend. During the period all three companies were forced to announce dividend cuts, making them unsuitable holdings given the Fund’s focus on income-generating stocks. We eliminated our holdings in all three companies during the period.
The Fund’s fixed income sleeve modestly outperformed its benchmark for the period. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to emerging markets debt and high yield bonds contributed positively to relative results. Security selection within the emerging markets debt allocation was also additive in particular, the Fund’s overweight exposure to the U.S. dollar denominated sovereign debt of Pakistan. Security selection within the investment grade corporate bond allocation detracted from relative results, specifically the Fund’s exposure within the Banking sector.
Asset allocation between equities and fixed-income contributed positively to relative returns. The Fund benefited from a slight underweight in equities in the first half of the period and a slight overweight in the second half of the period.
What is the outlook?
The equity market’s sharp rally off its March lows has narrowed or eliminated many previously-attractive disparities between market price and our assessment of fair value in equity securities. The strength of the rally suggests that investors are pricing in not just the removal of the worst-case scenario, but a robust economic recovery. While recent economic releases point to an improvement from the dire outlook of early 2009, the U.S. economy is by no means out of the woods. Consumer and corporate debt levels remain high, unemployment persists near 10%, and the government’s unprecedented monetary and fiscal stimulus has raised the specter of inflation down the road.
In the equity portion of the Fund we continue to focus on building an equity portfolio in which growth and the dividend yield are better than the market and valuations are lower than the market. Based on bottom-up stock decisions, we ended the period most overweight the Consumer Staples, Industrials, and Health Care sectors; our largest underweights were in Financials, Energy, and Telecommunication Services.
The government policies aimed at supporting the liquidity and smooth functioning of the fixed-income credit markets have been successful in resuscitating the sector. We remain constructive on our outlook for the corporate bond market and find credit risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) to be generous relative to past economic contractions. Although we do not expect excess returns for the remainder of the year and 2010 to be as strong as performance was in the first ten months of 2009, we do believe that credit spreads will tighten (i.e. short and long term interest rates moving closer together) further. From a sector standpoint, we continue to favor financial issuers including the large, money-center banks, insurance companies and REITS, all of which are attractively valued. Within Industrials, we held an overweight to communications issuers at the end of the period, favoring their healthy cash flow prospects, and an underweight to defensive non-cyclical issuers.
In the high-yield sector, valuations remain attractive. Though it is likely that high yield bonds will experience an elevated level of defaults over the next year, we believe the market’s yield is more than enough to achieve an attractive total return. Similarly, despite the recent rally in credit spreads, we continue to maintain a constructive stance on emerging markets debt. Emerging market economies have performed particularly well this year. From a valuation standpoint, we believe that there is still room for spreads to tighten further given the strong technical backdrop and improving fundamentals across many developing economies.

3

Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Banks (Financials)	4.6%
Capital Goods (Industrials)	5.4
Commercial & Professional Services (Industrials)	1.2
Consumer Durables & Apparel (Consumer Discretionary)	0.8
Consumer Services (Consumer Discretionary)	1.1
Diversified Financials (Financials)	0.0
Energy (Energy)	6.4
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	3.4
Household & Personal Products (Consumer Staples)	1.2
Insurance (Financials)	2.0
Materials (Materials)	1.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.7
Retailing (Consumer Discretionary)	2.3
Semiconductors & Semiconductor Equipment (Information Technology)	2.3
Software & Services (Information Technology)	0.0
Telecommunication Services (Services)	1.3
Utilities (Utilities)	2.7
Fixed Income Securities
Accommodation and Food Services (Services)	0.1
Administrative Waste Management and Remediation (Services)	0.0
Agriculture, Forestry, Fishing and Hunting (Consumer Staples)	0.1
Air Transportation (Transportation)	0.3
Arts, Entertainment and Recreation (Services)	0.3
Arts, Entertainment, and Recreation (Services)	1.8
Beverage and Tobacco Product Manufacturing (Consumer Staples)	1.5
Chemical Manufacturing (Basic Materials)	0.7
Computer and Electronic Product Manufacturing (Technology)	0.3
Construction (Consumer Cyclical)	0.0
Educational Services (Services)	0.0
Fabricated Metal Product Manufacturing (Basic Materials)	0.3
Finance and Insurance (Finance)	20.6
Food Manufacturing (Consumer Staples)	0.5
Foreign Governments (Foreign Governments)	4.3
General Obligations (General Obligations)	0.2
Health Care and Social Assistance (Health Care)	2.0
Information (Technology)	5.7
Machinery Manufacturing (Capital Goods)	0.2
Mining (Basic Materials)	0.6
Miscellaneous Manufacturing (Capital Goods)	0.5
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.5
Paper Manufacturing (Basic Materials)	0.3
Petroleum and Coal Products Manufacturing (Energy)	3.6
Pipeline Transportation (Utilities)	1.5
Plastics and Rubber Products Manufacturing (Basic Materials)	0.1
Primary Metal Manufacturing (Basic Materials)	0.3
Printing and Related Support Activities (Services)	0.1
Professional, Scientific and Technical Services (Services)	0.9
Public Facilities (Public Facilities)	0.1
Real Estate and Rental and Leasing (Finance)	0.5
Retail Trade (Consumer Cyclical)	0.8
Soap, Cleaning Compound, and Toilet Manufacturing (Consumer Staples)	0.0
Transportation (Transportation)	0.3
Transportation Equipment Manufacturing (Transportation)	0.0
Utilities (Utilities)	3.3
Water Transportation (Transportation)	0.1
Wholesale Trade (Consumer Cyclical)	0.3
Short-Term Investments	3.8
Other Assets and Liabilities	0.8

Total	100.0%

Diversification by Security Type
as of October 31, 2009

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	0.8%
Common Stocks	42.6
Corporate Bonds: Investment Grade	44.6
Corporate Bonds: Non-Investment Grade	6.7
Municipal Bonds	0.6
Preferred Stocks	0.1
Short-Term Investments	3.8
Other Assets and Liabilities	0.8

Total	100.0%

4

The Hartford Balanced Income Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 42.6%
	Banks - 4.5%
13	Bank of Nova Scotia	$531
68	HSBC Holding plc	747
9	M&T Bank Corp.	534
22	Standard Chartered plc	549
14	Toronto-Dominion Bank ADR	801

		3,162

	Capital Goods - 5.4%
10	3M Co.	699
8	Caterpillar, Inc.	430
9	Eaton Corp.	520
12	Emerson Electric Co.	442
38	General Electric Co.	536
11	Illinois Tool Works, Inc.	482
2	Schneider Electric S.A.	160
10	Stanley Works	434

		3,703

	Commercial & Professional Services - 1.2%
12	Republic Services, Inc.	316
17	Waste Management, Inc.	499

		815

	Consumer Durables & Apparel - 0.8%
19	Mattel, Inc.	352
3	V.F. Corp.	241

		593

	Consumer Services - 1.1%
13	McDonald’s Corp.	744

	Energy - 6.4%
22	BP plc ADR	1,217
19	Chevron Corp.	1,462
14	ConocoPhillips Holding Co.	718
12	Marathon Oil Corp.	374
13	Total S.A. ADR	757

		4,528

	Food & Staples Retailing - 0.5%
13	Sysco Corp.	354

	Food, Beverage & Tobacco - 3.4%
26	Altria Group, Inc.	474
9	H.J. Heinz Co.	342
12	Kraft Foods, Inc.	341
3	Lorillard, Inc.	233
3	PepsiCo, Inc.	194
12	Philip Morris International, Inc.	559
9	Unilever N.V. NY Shares ADR	263

		2,406

	Household & Personal Products - 1.2%
14	Kimberly-Clark Corp.	881

	Insurance - 2.0%
6	Aflac, Inc.	228
8	Allstate Corp.	240
7	Chubb Corp.	315
27	Marsh & McLennan Cos., Inc.	636

		1,419

	Materials - 1.8%
18	E.I. DuPont de Nemours & Co.	560
11	Packaging Corp. of America	197
8	PPG Industries, Inc.	474

		1,231

	Pharmaceuticals, Biotechnology & Life Sciences - 5.7%
6	Eli Lilly & Co.	207
7	GlaxoSmithKline plc ADR	272
17	Johnson & Johnson	998
43	Merck & Co., Inc.	1,330
69	Pfizer, Inc.	1,175

		3,982

	Retailing - 2.3%
18	Genuine Parts Co.	623
40	Home Depot, Inc.	999

		1,622

	Semiconductors & Semiconductor Equipment - 2.3%
17	Analog Devices, Inc.	438
29	Intel Corp.	550
36	Maxim Integrated Products, Inc.	604

		1,592

	Software & Services - 0.0%
—	Unisys Corp. •	3

	Telecommunication Services - 1.3%
25	AT&T, Inc.	651
10	Verizon Communications, Inc.	293

		944

	Utilities - 2.7%
10	American Electric Power Co., Inc.	296
22	Companhia Energetica de Minas Gerais ADR	349
20	Dominion Resources, Inc.	668
4	Edison International	124
4	Exelon Corp.	169
6	FPL Group, Inc.	310

		1,916

	Total common stocks (cost $28,305)	$29,895

PREFERRED STOCKS - 0.1%
	Banks - 0.1%
—	Wells Fargo & Co.۞	$54

	Diversified Financials - 0.0%
1	AMG Capital Trust I۞	25

	Total preferred stocks (cost $76)	$79

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.8%
	Finance and Insurance - 0.8%
	Banc of America Commercial Mortgage, Inc.
$85	5.45%, 01/15/2049	$79
	Commercial Mortgage Pass-Through Certificates
100	5.96%, 06/10/2046Δ	99
	Long Beach Automotive Receivables Trust
100	5.03%, 01/15/2014	100
The accompanying notes are an integral part of these financial statements.

5

The Hartford Balanced Income Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.8% - (continued)
	Finance and Insurance - 0.8% - (continued)
	Merrill Lynch Mortgage Trust
$100	5.05%, 07/12/2038	$98
100	5.79%, 05/12/2039 Δ	102
	Morgan Stanley Capital I
100	5.23%, 09/15/2042	100

		578

	Total asset & commercial mortgage backed securities (cost $580)	$578

CORPORATE BONDS: INVESTMENT GRADE - 44.6%
	Accommodation and Food Services - 0.0%
	Wyndham Worldwide Corp.
$10	6.00%, 12/01/2016	$9

	Agriculture, Forestry, Fishing and Hunting - 0.1%
	Weyerhaeuser Co.
85	7.38%, 10/01/2019 - 03/15/2032	86

		86

	Air Transportation - 0.2%
	American Airlines, Inc.
24	3.86%, 07/09/2010	24
	Continental Airlines, Inc.
20	5.98%, 04/19/2022	19
40	6.90%, 04/19/2022	35
	Southwest Airlines Co.
56	6.15%, 08/01/2022	56

		134

	Arts, Entertainment and Recreation - 0.2%
	News America Holdings, Inc.
100	8.88%, 04/26/2023	118

	Arts, Entertainment, and Recreation - 1.5%
	AT&T Broadband Corp.
120	8.38%, 03/15/2013	139
	CBS Corp.
105	8.20%, 05/15/2014	117
25	8.88%, 05/15/2019	28
	DirecTV Holdings LLC
125	4.75%, 10/01/2014 ■	128
	News America, Inc.
146	6.40%, 12/15/2035	146
	Thomson Reuters Corp.
175	4.70%, 10/15/2019	176
	Time Warner Entertainment Co., L.P.
30	8.38%, 03/15/2023	35
	Viacom, Inc.
50	4.25%, 09/15/2015	50
170	4.38%, 09/15/2014	175
40	6.13%, 10/05/2017	43
45	6.25%, 04/30/2016	49

		1,086

	Beverage and Tobacco Product Manufacturing - 1.5%
	Altria Group, Inc.
150	9.25%, 08/06/2019	182
105	9.70%, 11/10/2018	129
35	10.20%, 02/06/2039	47
	Anheuser-Busch InBev N.V.
100	5.38%, 11/15/2014 - 01/15/2020 ■	104
70	7.20%, 01/15/2014 ■	79
75	7.75%, 01/15/2019 ■	87
	BAT International Finance plc
20	8.13%, 11/15/2013 ■	23
35	9.50%, 11/15/2018 ■	45
	Cia Brasileira de Bebidas
50	8.75%, 09/15/2013	58
	Dr. Pepper Snapple Group
75	6.82%, 05/01/2018	86
	PepsiAmericas, Inc.
35	4.88%, 01/15/2015	38
	Philip Morris International, Inc.
55	6.38%, 05/16/2038	62
	Reynolds American, Inc.
100	7.75%, 06/01/2018	108

		1,048

	Chemical Manufacturing - 0.6%
	Cytec Industries, Inc.
50	6.00%, 10/01/2015	52
	Dow Chemical Co.
95	5.90%, 02/15/2015	98
	Methanex Corp.
20	8.75%, 08/15/2012	21
	Potash Corp. of Saskatchewan, Inc.
75	4.88%, 03/30/2020	75
30	5.25%, 05/15/2014	33
	Yara International ASA
110	5.25%, 12/15/2014 ■	114

		393

	Computer and Electronic Product Manufacturing - 0.2%
	Corning, Inc.
15	6.63%, 05/15/2019	17
	Siemens Finance
100	6.13%, 08/17/2026 ■	109

		126

	Construction - 0.0%
	Owens Corning, Inc.
15	9.00%, 06/15/2019	16

	Fabricated Metal Product Manufacturing - 0.2%
	Commercial Metals Co.
70	6.50%, 07/15/2017	71
	Fortune Brands, Inc.
70	6.38%, 06/15/2014	75

		146

	Finance and Insurance - 19.3%
	Ace Capital Trust II
90	9.70%, 04/01/2030	100
	Ace INA Holdings, Inc.
15	5.60%, 05/15/2015	16
20	5.90%, 06/15/2019	22
	Allied World Assurance
50	7.50%, 08/01/2016	52
	Allstate Corp.
35	6.20%, 05/16/2014	39
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 44.6% - (continued)
	Finance and Insurance - 19.3% - (continued)
	American Express Centurion Bank
$300	6.00%, 09/13/2017	$315
	American Express Co.
100	8.13%, 05/20/2019	120
	American Express Credit Corp.
50	5.13%, 08/25/2014	53
	Ameriprise Financial, Inc.
2	5.35%, 11/15/2010	2
20	5.65%, 11/15/2015	21
	Avalonbay Communities, Inc.
45	5.70%, 03/15/2017	46
	BAC Capital Trust XI
105	6.63%, 05/23/2036	90
	BAE Systems Holdings, Inc.
40	4.95%, 06/01/2014 ■	41
25	6.38%, 06/01/2019 ■	27
	Bank of America Corp.
50	4.90%, 05/01/2013	52
200	5.42%, 03/15/2017	196
255	5.65%, 05/01/2018	258
40	5.75%, 12/01/2017	41
115	6.00%, 09/01/2017	117
50	7.25%, 10/15/2025	53
	Banque Cent De Tunisie
10	7.38%, 04/25/2012	11
	Barclays Bank plc
35	5.20%, 07/10/2014	37
215	6.05%, 12/04/2017 ■	219
	Bear Stearns & Co., Inc.
90	5.35%, 02/01/2012	96
125	6.95%, 08/10/2012	140
120	7.25%, 02/01/2018	137
	Brandywine Operating Partnership
15	5.70%, 05/01/2017	13
21	5.75%, 04/01/2012	21
50	7.50%, 05/15/2015	50
	Capital One Bank
250	8.80%, 07/15/2019	296
	Citigroup, Inc.
275	5.50%, 08/27/2012 - 02/15/2017	280
85	6.00%, 10/31/2033	74
255	6.13%, 11/21/2017 - 08/25/2036	234
175	6.88%, 03/05/2038	182
80	8.30%, 12/21/2057 Δ	74
100	8.50%, 05/22/2019	117
	Countrywide Financial Corp.
40	5.80%, 06/07/2012	43
	Credit Suisse First Boston USA, Inc.
35	6.13%, 11/15/2011	38
	Credit Suisse New York
100	5.00%, 05/15/2013	107
465	6.00%, 02/15/2018	490
	Development Bank of Kazakhstan
35	7.38%, 11/12/2013	36
	Discover Financial Services, Inc.
10	6.45%, 06/12/2017	9
	Eaton Vance Corp.
65	6.50%, 10/02/2017	69
	Equity One, Inc.
65	6.00%, 09/15/2017	58
	Everest Reinsurance Holdings, Inc.
70	5.40%, 10/15/2014	69
50	6.60%, 05/15/2037 Δ	36
20	8.75%, 03/15/2010	20
	Farmers Exchange Capital
100	7.05%, 07/15/2028 ■	86
	Federal Realty Investment Trust
55	5.95%, 08/15/2014	55
	General Electric Capital Corp.
50	4.80%, 05/01/2013	53
75	5.40%, 09/20/2013	80
225	5.63%, 05/01/2018	232
195	5.88%, 01/14/2038	186
30	6.00%, 06/15/2012	33
90	6.15%, 08/07/2037	88
205	6.75%, 03/15/2032	215
	Goldman Sachs Group, Inc.
140	5.45%, 11/01/2012	151
75	5.95%, 01/15/2027	73
180	6.25%, 09/01/2017	193
100	6.35%, 02/15/2034	95
220	6.45%, 05/01/2036	223
30	6.60%, 01/15/2012	33
205	7.50%, 02/15/2019	240
	Guardian Life Insurance Co.
50	7.38%, 09/30/2039 ■	51
	Health Care Properties
20	5.65%, 12/15/2013	20
80	6.00%, 01/30/2017	77
	HSBC Finance Corp.
100	6.38%, 10/15/2011	107
95	6.75%, 05/15/2011	101
	HSBC Holdings plc
250	6.80%, 06/01/2038	287
	Iberdrola Finance Ireland
95	5.00%, 09/11/2019 ■	96
	International Lease Finance Corp.
100	5.63%, 09/15/2010	95
	JP Morgan Chase & Co.
50	4.65%, 06/01/2014	53
165	5.13%, 09/15/2014	175
170	5.38%, 10/01/2012	186
20	5.88%, 03/15/2035	18
175	6.30%, 04/23/2019	192
	JP Morgan Chase XVII
50	5.85%, 08/01/2035	44
	Keycorp
25	6.50%, 05/14/2013	26
	Kimco Realty Corp.
20	5.58%, 11/23/2015	20
50	5.70%, 05/01/2017	48
30	5.78%, 03/15/2016	30
	Lazard Group
80	6.85%, 06/15/2017	81
	Liberty Mutual Group, Inc.
60	5.75%, 03/15/2014 ■	57
80	7.50%, 08/15/2036 ■	70
	Liberty Property L.P.
50	5.50%, 12/15/2016	46
50	8.50%, 08/01/2010	52
The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Income Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 44.6% - (continued)
		Finance and Insurance - 19.3% - (continued)
		Lincoln National Corp.
	$80	5.65%, 08/27/2012	$83
	35	6.15%, 04/07/2036	32
		Massachusetts Mutual Life Insurance Co.
	125	8.88%, 06/01/2039 ■	152
		Merrill Lynch & Co., Inc.
	50	5.45%, 02/05/2013	52
	210	6.05%, 08/15/2012 - 05/16/2016	218
	100	6.22%, 09/15/2026	96
	20	6.40%, 08/28/2017	21
		Metlife, Inc.
	25	6.13%, 12/01/2011	27
	40	6.75%, 06/01/2016	45
		Mizuho Financial Group, Inc.
	100	5.79%, 04/15/2014 ■	106
		Morgan Stanley
	90	4.75%, 04/01/2014	90
	300	5.45%, 01/09/2017	302
	225	5.63%, 09/23/2019	226
	200	6.00%, 04/28/2015	214
		National City Corp.
	40	4.90%, 01/15/2015	41
		Nationwide Mutual Insurance Co.
	75	9.38%, 08/15/2039 ■	78
		NB Capital Trust IV
	30	8.25%, 04/15/2027	29
		Pacific Life Insurance Co.
	100	9.25%, 06/15/2039 ■	111
		PNC Funding Corp.
	60	5.50%, 09/28/2012	64
	85	6.70%, 06/10/2019	95
		Pricoa Global Funding I
	100	5.45%, 06/11/2014 ■	105
		Principal Financial Group, Inc.
	65	7.88%, 05/15/2014	73
	40	8.88%, 05/15/2019	46
		Prologis
	75	7.38%, 10/30/2019	75
		Prudential Financial, Inc.
	50	4.75%, 09/17/2015	50
	70	6.10%, 06/15/2017	72
	15	6.20%, 01/15/2015	16
		Realty Income Corp.
	85	6.75%, 08/15/2019	85
		Reinsurance Group of America, Inc.
	60	5.63%, 03/15/2017	59
		Royal Bank of Scotland plc
	100	4.88%, 08/25/2014 ■	102
		Schwab Capital Trust I
	35	7.50%, 11/15/2037 Δ	32
		Simon Property Group L.P.
	45	5.38%, 06/01/2011	47
	80	5.63%, 08/15/2014	84
	80	6.75%, 05/15/2014	86
		SLM Corp.
	50	5.00%, 04/15/2015	39
	30	5.05%, 11/14/2014	24
		State Street Capital Trust IV
	100	1.30%, 06/15/2037 Δ	67
		State Street Corp.
	25	7.65%, 06/15/2010	26
		Symetra Financial Corp.
	10	6.13%, 04/01/2016 ■	9
		Textron, Inc.
	25	5.40%, 04/28/2013	25
		Trustreet Properties, Inc.
	80	7.50%, 04/01/2015	85
		UFJ Finance Aruba AEC
	100	6.75%, 07/15/2013	111
		United Dominion Realty Trust, Inc.
	55	6.05%, 06/01/2013	56
		UnitedHealth Group, Inc.
	100	5.50%, 11/15/2012	106
	50	5.80%, 03/15/2036	47
		Unitrin, Inc.
	100	4.88%, 11/01/2010	99
		Unum Group
	60	7.13%, 09/30/2016	62
		Ventas Realty L.P.
	10	6.50%, 06/01/2016	10
		W.R. Berkley Corp.
	90	5.13%, 09/30/2010	91
		Wachovia Bank NA
	275	6.60%, 01/15/2038	300
		Wachovia Corp.
	55	4.88%, 02/15/2014	56
	100	5.50%, 05/01/2013	107
	120	5.63%, 10/15/2016	123
	105	5.75%, 02/01/2018	110
		WEA Finance LLC
	100	7.13%, 04/15/2018 ■	103
		Wellpoint, Inc.
	50	6.00%, 02/15/2014	54
	60	7.00%, 02/15/2019	68
		Wells Fargo & Co.
	50	4.38%, 01/31/2013	52
	50	5.63%, 12/11/2017	52
		WR Berkley Corp.
	25	5.88%, 02/15/2013	25

			13,506

		Food Manufacturing - 0.5%
		Cargill, Inc.
	95	5.60%, 09/15/2012 ■	102
		Kraft Foods, Inc.
	100	6.50%, 08/11/2017	108
	130	6.75%, 02/19/2014	145

			355

		Foreign Governments - 2.5%
		Brazil (Republic of)
	155	6.00%, 08/15/2010 - 01/17/2017 җ	139
	40	7.13%, 01/20/2037	46
	135	7.88%, 03/07/2015	157
	65	8.88%, 10/14/2019 - 04/15/2024	84
BRL	50	10.00%, 01/01/2012	28
	40	10.50%, 07/14/2014	51
	20	11.00%, 08/17/2040	27
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 44.6% - (continued)
		Foreign Governments - 2.5% - (continued)
		Colombia (Republic of)
	$95	8.13%, 05/21/2024	$113
	65	11.75%, 02/25/2020	94
		El Salvador (Republic of)
	25	7.75%, 01/24/2023 §	26
		Hungary (Republic of)
HUF	1,800	6.00%, 11/24/2023	9
		Mexican Bonos De Desarrollo
MXP	355	7.25%, 12/15/2016	26
		Peru (Republic of)
	10	7.13%, 03/30/2019	11
	10	8.38%, 05/03/2016	12
	30	8.75%, 11/21/2033	39
	5	9.88%, 02/06/2015	6
		Russian Federation Government
	414	7.50%, 03/31/2030 §	460
	15	12.75%, 06/24/2028 §	26
		South Africa (Republic of)
	35	6.50%, 06/02/2014	38
	20	7.38%, 04/25/2012	22
		United Mexican States
	122	5.63%, 01/15/2017	127
	100	5.88%, 02/17/2014	107
	56	6.05%, 01/11/2040	56
	10	6.63%, 03/03/2015	11
MXP	175	7.75%, 12/14/2017	13
MXP	175	8.00%, 12/19/2013	13
ITL	5,000	11.00%, 05/08/2017	5
	25	11.38%, 09/15/2016	34

			1,780

		Health Care and Social Assistance - 1.7%
		Amerisource Bergen Corp.
	25	5.63%, 09/15/2012	27
	101	5.88%, 09/15/2015	109
		Amgen, Inc.
	20	5.70%, 02/01/2019	22
	25	6.40%, 02/01/2039	28
		AstraZeneca plc
	45	6.45%, 09/15/2037	52
		CVS Caremark Corp.
	150	6.25%, 06/01/2027	155
	50	6.60%, 03/15/2019	56
	39	6.94%, 01/10/2030	40
		CVS Lease Pass-Through Trust
	19	6.04%, 12/10/2028	18
		Express Scripts, Inc.
	100	6.25%, 06/15/2014	110
		Glaxosmithkline Capital, Inc.
	50	5.65%, 05/15/2018	55
		Laboratory Corp.
	20	5.63%, 12/15/2015	21
		Medco Health Solutions, Inc.
	75	7.13%, 03/15/2018	85
		Pfizer, Inc.
	105	6.20%, 03/15/2019	120
	50	7.20%, 03/15/2039	63
		Quest Diagnostics, Inc.
	115	6.95%, 07/01/2037	131
		Roche Holdings, Inc.
	75	6.00%, 03/01/2019 ■	84

			1,176

		Information - 4.9%
		AT&T, Inc.
	30	5.10%, 09/15/2014	32
	90	6.15%, 09/15/2034	91
	350	6.30%, 01/15/2038	365
	110	6.50%, 09/01/2037	117
		BellSouth Corp.
	30	5.20%, 09/15/2014	32
		British Telecommunications plc
	35	9.12%, 12/15/2010 Δ	38
	60	9.50%, 12/15/2030 Δ	75
		Cingular Wireless Services, Inc.
	120	8.75%, 03/01/2031	158
		Comcast Cable Communications, Inc.
	20	6.75%, 01/30/2011	21
		Comcast Corp.
	100	5.70%, 05/15/2018	105
	50	6.40%, 05/15/2038	51
	80	6.45%, 03/15/2037	82
	110	7.05%, 03/15/2033	119
		Deutsche Telekom International Finance B.V.
	125	4.88%, 07/08/2014	132
	120	8.75%, 06/15/2030	155
		Qwest Corp.
	25	7.63%, 06/15/2015	25
		Rogers Communications, Inc.
	100	6.80%, 08/15/2018	113
		Telecom Italia Capital
	10	5.25%, 10/01/2015	10
	180	6.20%, 07/18/2011	192
	175	7.72%, 06/04/2038	203
		Telefonica Europe B.V.
	65	8.25%, 09/15/2030	83
		Time Warner Cable, Inc.
	120	5.40%, 07/02/2012	128
	85	6.55%, 05/01/2037	88
	25	6.75%, 06/15/2039	27
	50	7.30%, 07/01/2038	56
	50	8.25%, 04/01/2019	60
		Verizon Communications, Inc.
	70	6.40%, 02/15/2038	75
	30	8.75%, 11/01/2018	37
		Verizon Global Funding Corp.
	25	6.88%, 06/15/2012	28
	310	7.75%, 12/01/2030	371
		Verizon Wireless
	50	5.55%, 02/01/2014 ■	55
	225	8.50%, 11/15/2018 ■	280
		Vodafone Group plc
	15	6.15%, 02/27/2037	16

			3,420

		Machinery Manufacturing - 0.2%
		Xerox Corp.
	100	5.50%, 05/15/2012	105
	60	6.40%, 03/15/2016	64

			169

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Income Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 44.6% - (continued)
	Mining - 0.5%
	Falconbridge Ltd.
$75	6.00%, 10/15/2015	$75
	Inco Ltd.
30	7.20%, 09/15/2032	31
45	7.75%, 05/15/2012	49
	Rio Tinto Finance USA Ltd.
150	5.88%, 07/15/2013	162
55	9.00%, 05/01/2019	69

		386

	Miscellaneous Manufacturing - 0.5%
	Goodrich Corp.
35	6.29%, 07/01/2016	38
	Hutchison Whampoa International Ltd.
100	5.75%, 09/11/2019 ■	101
	L-3 Communications Corp.
50	5.20%, 10/15/2019 ■	50
	Textron, Inc.
100	6.20%, 03/15/2015	102
	Tyco International Group S.A.
25	6.75%, 02/15/2011	27

		318

	Motor Vehicle & Parts Manufacturing - 0.3%
	DaimlerChrysler NA Holdings Corp.
70	6.50%, 11/15/2013	76
100	8.50%, 01/18/2031	122

		198

	Paper Manufacturing - 0.2%
	Bemis Co., Inc.
25	5.65%, 08/01/2014	27
	International Paper Co.
50	9.38%, 05/15/2019	61
	Temple-Inland, Inc.
40	6.63%, 01/15/2016	40

		128

	Petroleum and Coal Products Manufacturing - 3.2%
	AGL Capital Corp.
35	6.38%, 07/15/2016	38
	Amerada Hess Corp.
45	7.88%, 10/01/2029	53
	Anadarko Petroleum Corp.
70	5.75%, 06/15/2014	75
	Atmos Energy Corp.
40	6.35%, 06/15/2017	43
	Canadian Natural Resources Ltd.
30	5.70%, 05/15/2017	32
	Devon Financing Corp.
75	7.88%, 09/30/2031	93
	Ecopetrol S.A.
10	7.63%, 07/23/2019	11
	EnCana Corp.
40	6.50%, 05/15/2019	45
	Gaz Capital S.A.
70	8.63%, 04/28/2034 §	77
	Hess Corp.
85	7.00%, 02/15/2014	96
	Kazmunaigaz Finance Sub B.V.
100	11.75%, 01/23/2015 §	119
	Nexen, Inc.
155	6.20%, 07/30/2019	162
	Panhandle Eastern Pipeline
75	6.20%, 11/01/2017	79
	Petrobras International Finance Co.
25	6.88%, 01/20/2040	25
100	7.88%, 03/15/2019	113
	Petroleos Mexicanos
10	4.88%, 03/15/2015 ■	10
	Petronas Capital Ltd.
15	5.25%, 08/12/2019 ■	15
	Sempra Energy
25	6.50%, 06/01/2016	27
70	8.90%, 11/15/2013	83
	Talisman Energy, Inc.
15	7.75%, 06/01/2019	18
	Transocean, Inc.
110	6.00%, 03/15/2018	119
	TXU Electric Delivery Co.
200	6.38%, 05/01/2012	217
	Weatherford International Ltd.
175	6.00%, 03/15/2018	179
	Williams Companies, Inc.
45	8.75%, 03/15/2032	52
	Williams Cos., Inc.
150	8.13%, 03/15/2012	163
	XTO Energy, Inc.
80	5.50%, 06/15/2018	84
150	5.75%, 12/15/2013	163
25	6.75%, 08/01/2037	28
45	7.50%, 04/15/2012	50

		2,269

	Pipeline Transportation - 1.4%
	DCP Midstream LLC
100	6.75%, 09/15/2037 ■	94
	El Paso Natural Gas Co.
70	5.95%, 04/15/2017	72
	Enterprise Products Operating L.P.
30	5.25%, 01/31/2020	30
90	5.65%, 04/01/2013	96
	Enterprise Products Operations LLC
100	6.50%, 01/31/2019	111
	Kinder Morgan Energy Partners L.P.
90	6.95%, 01/15/2038	96
50	7.30%, 08/15/2033	54
100	9.00%, 02/01/2019	122
	NGPL Pipeco LLC
130	6.51%, 12/15/2012 ■	142
	Plains All American Pipeline L.P.
125	5.75%, 01/15/2020	129
	TransCanada Pipelines Ltd.
45	7.63%, 01/15/2039	57

		1,003

	Primary Metal Manufacturing - 0.3%
	Alcan, Inc.
50	6.13%, 12/15/2033	51
	ArcelorMittal
100	6.13%, 06/01/2018	99
25	9.85%, 06/01/2019	29

		179

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 44.6% - (continued)
	Professional, Scientific and Technical Services - 0.6%
	Electronic Data Systems Corp.
$40	7.45%, 10/15/2029	$49
	Time Warner, Inc.
50	5.50%, 11/15/2011	53
85	6.75%, 04/15/2011	91
210	7.63%, 04/15/2031	235

		428

	Real Estate and Rental and Leasing - 0.5%
	COX Communications, Inc.
70	6.45%, 12/01/2036 ■	70
90	7.13%, 10/01/2012	101
	Duke Realty L.P.
40	7.38%, 02/15/2015	42
	ERAC USA Finance Co.
125	7.00%, 10/15/2037 ■	121
	Regency Centers L.P.
30	5.25%, 08/01/2015	29
15	5.88%, 06/15/2017	14
	Westfield Group ADR
10	5.40%, 10/01/2012 ■	10

		387

	Retail Trade - 0.4%
	Energy Transfer Partners
125	6.63%, 10/15/2036	131
130	8.50%, 04/15/2014	151

		282

	Utilities - 2.9%
	Carolina Power & Light Co.
15	5.30%, 01/15/2019	16
	CenterPoint Energy Houston Electric LLC
35	7.00%, 03/01/2014	40
	CenterPoint Energy Resources Corp.
25	7.75%, 02/15/2011	27
	CenterPoint Energy, Inc.
30	6.50%, 05/01/2018	30
	Commonwealth Edison Co.
100	5.80%, 03/15/2018	108
	Dominion Resources, Inc.
35	5.20%, 08/15/2019	36
181	6.25%, 06/30/2012	198
	EDP Finance B.V.
100	6.00%, 02/02/2018 ■	108
	Enel Finance International S.A.
100	3.88%, 10/07/2014 ■	101
125	5.13%, 10/07/2019 ■	127
	Entergy Texas, Inc.
50	7.13%, 02/01/2019	56
	Exelon Generation Co. LLC
20	5.20%, 10/01/2019	20
	FPL Group Capital, Inc.
50	6.00%, 03/01/2019	55
	ITC Midwest LLC
40	6.15%, 01/31/2038 ■	41
	Kansas City Power & Light Co.
50	7.15%, 04/01/2019	59
	MidAmerican Energy Holdings Co.
85	5.00%, 02/15/2014	90
100	5.75%, 04/01/2018	107
	Nevada Power Co.
100	6.50%, 08/01/2018	110
	NiSource Finance Corp.
10	5.25%, 09/15/2017	10
140	6.40%, 03/15/2018	144
	Peco Energy Co.
20	5.70%, 03/15/2037	21
	Progress Energy, Inc.
140	6.85%, 04/15/2012	152
	Sierra Pacific Power Co.
100	6.00%, 05/15/2016	107
	Taqa Abu Dhabi National
100	6.50%, 10/27/2036 ■	98
	Union Electric Co.
45	6.40%, 06/15/2017	49
80	6.70%, 02/01/2019	90

		2,000

	Wholesale Trade - 0.2%
	Avnet, Inc.
50	6.63%, 09/15/2016	53
	SABMiller plc
80	6.20%, 07/01/2011 ■	85

		138

	Total corporate bonds: investment grade (cost $29,559)	$31,284

CORPORATE BONDS: NON-INVESTMENT GRADE - 6.7%
	Accommodation and Food Services - 0.1%
	Harrah’s Operating Co., Inc.
$15	11.25%, 06/01/2017 ■	$15
	MGM Mirage, Inc.
20	11.13%, 11/15/2017 ■	22

		37

	Administrative Waste Management and Remediation - 0.0%
	West Corp.
25	9.50%, 10/15/2014	25

	Air Transportation - 0.1%
	Continental Airlines, Inc.
21	9.80%, 04/01/2021	17
	Delta Air Lines
25	7.92%, 11/18/2010	25

		42

	Arts, Entertainment and Recreation - 0.1%
	First Data Corp.
41	10.55%, 09/24/2015	37
	Marquee Holdings, Inc.
20	9.51%, 08/15/2014	16

		53

	Arts, Entertainment, and Recreation - 0.3%
	AMC Entertainment, Inc.
35	8.00%, 03/01/2014	34
	Bonten Media Acquisition
16	9.00%, 06/01/2015 ■	6
	First Data Corp.
25	9.88%, 09/24/2015	23
	Liberty Media Corp.
40	8.50%, 07/15/2029	36
	Peninsula Gaming LLC
10	8.38%, 08/15/2015 ■	10
5	10.75%, 08/15/2017 ■	5
The accompanying notes are an integral part of these financial statements.

11

The Hartford Balanced Income Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 6.7% - (continued)
		Arts, Entertainment, and Recreation - 0.3% - (continued)
		River Rock Entertainment
	$10	9.75%, 11/01/2011	$9
		Seneca Gaming Corp.
	50	7.25%, 05/01/2012	48
		Sinclair Broadcast Group, Inc.
	6	4.88%, 07/15/2018۞	6
		Sinclair Television Group
	15	9.25%, 11/01/2017 ■	15
		Virgin River Casino Corp.
	10	9.00%, 01/15/2012	2
		Yonkers Racing Corp.
	15	11.38%, 07/15/2016 ■	16

			210

		Chemical Manufacturing - 0.1%
		Ashland, Inc.
	15	9.13%, 06/01/2017 ■	16
		Hexion Specialty Chemicals
	25	9.75%, 11/15/2014	21
		Koppers Holdings, Inc.
	30	10.92%, 11/15/2014	30
		Momentive Performance
	25	9.75%, 12/01/2014	21
		Terra Capital, Inc.
	5	7.75%, 11/01/2019 ■	5

			93

		Computer and Electronic Product Manufacturing - 0.1%
		Freescale Semiconductor, Inc.
	35	9.13%, 12/15/2014	26
		Hologic, Inc.
	25	2.00%, 12/15/2037۞	20
		Jabil Circuit, Inc.
	20	8.25%, 03/15/2018	22
		Maxtor Corp.
	10	2.38%, 08/15/2012۞	10
		Seagate Technology International
	15	10.00%, 05/01/2014 ■	17

			95

		Construction - 0.0%
		K. Hovnanian Enterprises
	20	10.63%, 10/15/2016 ■	20

		Educational Services - 0.0%
		Education Management LLC
	1	10.25%, 06/01/2016	1

		Fabricated Metal Product Manufacturing - 0.1%
		Blount, Inc.
	35	8.88%, 08/01/2012	36
		BWAY Corp.
	20	10.00%, 04/15/2014 ■	21
		Hawk Corp.
	15	8.75%, 11/01/2014	15

			72

		Finance and Insurance - 0.5%
		Arch Western Finance LLC
	15	6.75%, 07/01/2013	15
		BAC Capital Trust XIV
	20	5.63%, 03/15/2012 ♠Δ	14
		CIT Group Funding Co. of Canada
	15	4.65%, 07/01/2010	14
		CIT Group, Inc.
	105	5.65%, 02/13/2017	70
	25	5.85%, 09/15/2016	16
		CPM Holdings, Inc.
	30	10.63%, 09/01/2014 ■	31
		Dollar Financial Corp.
	20	2.88%, 06/30/2027۞	16
		Ford Motor Credit Co.
	45	7.00%, 10/01/2013	43
		General Motors Acceptance Corp.
	40	8.00%, 11/01/2031	34
		GMAC LLC
	30	6.00%, 12/15/2011	28
	15	6.00%, 12/15/2011 ■	14
		HBOS plc
	50	6.00%, 11/01/2033 ■	35
		Host Marriott L.P.
	30	6.75%, 06/01/2016	29

			359

		Food Manufacturing - 0.0%
		Land O’Lakes Capital Trust
	15	7.45%, 03/15/2028 ■	13

		Foreign Governments - 1.8%
		Argentina (Republic of)
EUR	55	2.26%, 12/31/2038	24
EUR	12	7.82%, 12/31/2033	11
	94	8.28%, 12/31/2033	66
		Colombia (Republic of)
COP	35,000	9.85%, 06/28/2027	20
COP	86,000	12.00%, 10/22/2015	52
		Costa Rica (Republic of)
	5	10.00%, 08/01/2020 §	6
		Indonesia (Republic of)
	45	6.75%, 03/10/2014 ■	48
	50	6.75%, 03/10/2014 §	53
	50	7.25%, 04/20/2015 §	53
		Islamic Republic of Pakistan
	100	7.88%, 03/31/2036 §	78
		Panama (Republic of)
	40	7.25%, 03/15/2015	44
		Philippines (Republic of)
	30	9.38%, 01/18/2017	37
	30	9.88%, 01/15/2019	39
		Turkey (Republic of)
	70	6.88%, 03/17/2036	71
	105	7.25%, 03/15/2015	117
	70	9.50%, 01/15/2014	84
TRY	6	10.00%, 02/15/2012 җ	5
	50	11.00%, 01/14/2013	61
TRY	58	12.00%, 08/14/2013 җ	49
		Ukraine Government
EUR	50	4.95%, 10/13/2015 §	51
		Uruguay (Republic of)
UYU	526	5.00%, 09/14/2018 җ	26
	10	6.88%, 09/28/2025	10
The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 6.7% - (continued)
	Foreign Governments - 1.8% - (continued)
	Venezuela (Republic of)
$85	6.00%, 12/09/2020 §	$49
35	7.00%, 03/31/2038 §	19
110	7.65%, 04/21/2025	67
75	9.00%, 05/07/2023 §	53
35	9.25%, 05/07/2028 §	25
30	9.38%, 01/13/2034	22
20	13.63%, 08/15/2018	19

		1,259

	Health Care and Social Assistance - 0.3%
	Amylin Pharmaceuticals, Inc.
15	3.00%, 06/15/2014۞	12
	Biomet, Inc.
15	10.00%, 10/15/2017	16
10	10.38%, 10/15/2017	11
	Cubist Pharmaceuticals, Inc.
10	2.25%, 06/15/2013۞	9
	Elan Financial plc
10	4.44%, 11/15/2011 Δ	9
	HCA, Inc.
10	6.50%, 02/15/2016	9
83	9.63%, 11/15/2016	88
	Inverness Medical Innovation, Inc.
20	9.00%, 05/15/2016	20
	Rite Aid Corp.
15	9.75%, 06/12/2016	16
25	10.38%, 07/15/2016	25
	Tenet Healthcare Corp.
15	9.00%, 05/01/2015 ■	16

		231

	Information - 0.8%
	Charter Communications Holdings II LLC
40	10.25%, 09/15/2010 - 10/01/2013	48
	Charter Communications Operating LLC
15	10.00%, 04/30/2012 ■Y	15
35	12.88%, 09/15/2014 ■Y	39
	Cricket Communications, Inc.
30	10.00%, 07/15/2015	30
	CSC Holdings, Inc.
70	7.63%, 07/15/2018	72
	Deluxe Corp.
35	7.38%, 06/01/2015	34
	Frontier Communications Corp.
25	8.13%, 10/01/2018	25
10	8.25%, 05/01/2014	10
	GCI, Inc.
25	7.25%, 02/15/2014	24
	Intelsat Bermuda Ltd.
15	11.25%, 06/15/2016	16
	Intelsat Intermediate Holdings Ltd.
15	0.00%, 02/01/2015	15
	Intelsat Jackson Holdings Ltd.
10	8.50%, 11/01/2019 ■	10
55	9.50%, 06/15/2016	58
	Mediacom Broadband LLC
45	8.50%, 10/15/2015	46
	MetroPCS Wireless, Inc.
30	9.25%, 11/01/2014	30
	Sprint Capital Corp.
10	6.90%, 05/01/2019	9
	Sprint Nextel Corp.
42	6.00%, 12/01/2016	36
	Terremark Worldwide, Inc.
20	12.00%, 06/15/2017 ■	22

		539

	Machinery Manufacturing - 0.0%
	Actuant Corp.
10	6.88%, 06/15/2017	9
	Case New Holland, Inc.
15	7.13%, 03/01/2014	15

		24

	Mining - 0.1%
	Arch Coal, Inc.
5	8.75%, 08/01/2016 ■	5
	Teck Cominco Ltd.
20	6.13%, 10/01/2035	17
	Teck Resources Ltd.
10	10.75%, 05/15/2019	12

		34

	Miscellaneous Manufacturing - 0.0%
	ACCO Brands Corp.
15	7.63%, 08/15/2015	14

	Motor Vehicle & Parts Manufacturing - 0.2%
	Accuride Corp.
20	0.00%, 02/01/2015 Ω	15
	ArvinMeritor, Inc.
25	8.13%, 09/15/2015	22
	ESCO Corp.
30	8.63%, 12/15/2013 ■	30
	Ford Motor Co.
45	7.45%, 07/16/2031	37
	Navistar International Corp.
9	3.00%, 10/15/2014۞	8
10	8.25%, 11/01/2021	10
	Tenneco, Inc.
10	8.63%, 11/15/2014	9
	TRW Automotive, Inc.
20	7.00%, 03/15/2014 ■	18

		149

	Paper Manufacturing - 0.1%
	Cascades, Inc.
15	7.25%, 02/15/2013	15
	Neenah Paper, Inc.
25	7.38%, 11/15/2014	21

		36

	Petroleum and Coal Products Manufacturing - 0.4%
	Basic Energy Services, Inc.
10	11.63%, 08/01/2014 ■	10
	Berry Petroleum Co.
15	10.25%, 06/01/2014	16
	Chesapeake Energy Corp.
20	6.50%, 08/15/2017	19
	Encore Acquisition Co.
15	6.00%, 07/15/2015	14
15	9.50%, 05/01/2016	16
The accompanying notes are an integral part of these financial statements.

13

The Hartford Balanced Income Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 6.7% - (continued)
	Petroleum and Coal Products Manufacturing - 0.4% - (continued)
	Headwaters, Inc.
$50	11.38%, 11/01/2014 ■	$50
	Newfield Exploration Co.
25	7.13%, 05/15/2018	25
	Petrohawk Energy Corp.
30	9.13%, 07/15/2013	31
	Petroleos de Venezuela S.A.
25	5.38%, 04/12/2027	12
	Petroleum Development Corp.
20	12.00%, 02/15/2018	20
	Pioneer Natural Resources Co.
25	5.88%, 07/15/2016	23
	Sandridge Energy, Inc.
25	8.00%, 06/01/2018 ■	25
	Southwestern Energy Co.
10	7.50%, 02/01/2018	10

		271

	Pipeline Transportation - 0.1%
	Dynegy Holdings, Inc.
15	8.38%, 05/01/2016	14
	El Paso Corp.
15	12.00%, 12/12/2013	17
	Kinder Morgan Finance Co.
25	5.70%, 01/05/2016	24

		55

	Plastics and Rubber Products Manufacturing - 0.1%
	Plastipak Holdings, Inc.
10	10.63%, 08/15/2019 ■	11
	Rock Tenn Co.
15	9.25%, 03/15/2016	16
	Solo Cup Co.
15	10.50%, 11/01/2013 ■	16

		43

	Primary Metal Manufacturing - 0.0%
	Tube City IMS Corp.
25	9.75%, 02/01/2015	23

	Printing and Related Support Activities - 0.1%
	Harland Clarke Holdings
20	9.50%, 05/15/2015	19
	Quebecor Media, Inc.
65	7.75%, 03/15/2016	64

		83

	Professional, Scientific and Technical Services - 0.3%
	Anixter International, Inc.
25	10.00%, 03/15/2014	27
	Lamar Media Corp.
35	6.63%, 08/15/2015	33
	Sensata Technologies
25	8.00%, 05/01/2014	24
	Stream Global Services, Inc.
25	11.25%, 10/01/2014 ■	25
	SunGard Data Systems, Inc.
40	10.25%, 08/15/2015	41
	Unisys Corp.
22	12.75%, 10/15/2014 ■	24
16	14.25%, 09/15/2015 ■	17

		191

	Real Estate and Rental and Leasing - 0.0%
	PHH Corp.
8	4.00%, 09/01/2014۞■	7
	United Rentals North America, Inc.
20	10.88%, 06/15/2016 ■	22

		29

	Retail Trade - 0.4%
	ACCO Brands Corp.
5	10.63%, 03/15/2015 ■	5
	Affinia Group, Inc.
30	10.75%, 08/15/2016 ■	33
	Catalina Marketing Corp.
20	10.50%, 10/01/2015 ■	20
	Dollar General Corp.
20	11.88%, 07/15/2017	23
	Federated Retail Holdings, Inc.
25	5.90%, 12/01/2016	23
	Freedom Group, Inc.
5	10.25%, 08/01/2015 ■	5
	Group 1 Automotive, Inc.
20	2.25%, 06/15/2036۞ Δ	15
20	8.25%, 08/15/2013	20
	HSN, Inc.
30	11.25%, 08/01/2016	33
	Pantry, Inc.
20	3.00%, 11/15/2012۞	17
	Sonic Automotive
8	5.00%, 10/01/2029۞	8
	United Components, Inc.
90	9.38%, 06/15/2013	85

		287

	Soap, Cleaning Compound, and Toilet Manufacturing - 0.0%
	Sally Holdings LLC
20	10.50%, 11/15/2016	21

	Transportation Equipment Manufacturing - 0.0%
	American Rail Car Industries, Inc.
15	7.50%, 03/01/2014	14

	Utilities - 0.4%
	Calpine Corp.
40	7.25%, 10/15/2017 ■	38
	Edison Mission Energy
15	7.20%, 05/15/2019	12
15	7.50%, 06/15/2013	14
	Energy Future Holdings Corp.
55	10.88%, 11/01/2017	38
	Ipalco Enterprises, Inc.
30	7.25%, 04/01/2016 ■	30
	National Power Corp.
55	9.63%, 05/15/2028	68
The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 6.7% - (continued)
	Utilities - 0.4% - (continued)
	NRG Energy, Inc.
$40	7.38%, 01/15/2017		$39
	Sierra Pacific Resources
5	6.75%, 08/15/2017		5
	TXU Corp.
30	5.55%, 11/15/2014		22

			266

	Water Transportation - 0.1%
	Navios Maritime Holdings
40	8.88%, 11/01/2017 ■		40
20	9.50%, 12/15/2014		20
	Royal Caribbean Cruises Ltd.
10	11.88%, 07/15/2015		11

			71

	Wholesale Trade - 0.1%
	Alliance One International, Inc.
15	10.00%, 07/15/2016 ■		15
	Associated Materials LLC
5	9.88%, 11/15/2016 ■		5
	Building Materials Holdings Corp.
25	7.75%, 08/01/2014		25

			45

	Total corporate bonds: non-investment grade (cost $4,404)		$4,705

MUNICIPAL BONDS - 0.6%
	General Obligations - 0.2%
	California State GO, Taxable,
$125	7.55%, 04/01/2039		$130

	Public Facilities - 0.1%
	California Public Works Board, Board Lease Rev,
50	8.36%, 10/01/2034		50

	Transportation - 0.3%
	New Jersey State Turnpike Auth, Taxable,
50	7.41%, 01/01/2040		60
	North Texas Tollway Auth Rev,
130	6.72%, 01/01/2049		141

			201

	Total municipal bonds (cost $359)		$381

	Total long-term investments (cost $63,283)		$66,922

SHORT-TERM INVESTMENTS - 3.8%
	Repurchase Agreements - 3.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $107, collateralized by GNMA 5.00%, 2039, value of $110)
$107	0.08%, 10/30/2009		$107

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $629, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $642)

629	0.08%, 10/30/2009		629
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $701, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $715)
701	0.08%, 10/30/2009		701
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $7, collateralized by U.S. Treasury Note 2.75%, 2013, value of $7)
7	0.05%, 10/30/2009		7
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1,215, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $1,239)
1,215	0.07%, 10/30/2009		1,215

			2,659

	Total short-term investments (cost $2,659)		$2,659

	Total investments (cost $65,942) ▲	99.2%	$69,581
	Other assets and liabilities	0.8%	540

	Total net assets	100.0%	$70,121

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.6% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $66,539 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,269
Unrealized Depreciation	(2,227)

Net Unrealized Appreciation	$3,042

•	Currently non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2009.
The accompanying notes are an integral part of these financial statements.

15

The Hartford Balanced Income Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $4,658, which represents 6.65% of total net assets.

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2009, the market value of these securities amounted to $1,095 or 1.56% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

җ	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Ω	Debt security in default due to bankruptcy.

Y	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	— Brazilian Real

COP	— Colombian Peso

EUR	— EURO

HUF	— Hungarian Forint

ITL	— Italian Lira

MXP	— Mexican Peso

TRY	— New Turkish Lira

UYU	— Uruguayan Peso

GO	— General Obligations
Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Brazilian Real (Buy)	$41	$40	12/16/09	$1
Brazilian Real (Buy)	2	2	12/16/09	—
Brazilian Real (Sell)	70	67	12/16/09	(3)
British Pound (Buy)	46	46	11/03/09	—
Chinese Renminbi (Buy)	12	12	02/22/10	—
Chinese Renminbi (Sell)	12	12	02/22/10	—
Chinese Renminbi (Buy)	69	69	09/28/10	—
Colombian Peso (Buy)	2	2	11/25/09	—
Colombian Peso (Sell)	73	76	11/25/09	3
Euro (Buy)	6	6	11/03/09	—
Euro (Sell)	91	90	12/16/09	(1)
Euro (Sell)	6	6	12/16/09	—
Ghana Cedi (Buy)	6	6	01/25/10	—
Israeli New Shekel (Buy)	31	31	12/16/09	—
Israeli New Shekel (Buy)	4	4	12/16/09	—
Mexican New Peso (Buy)	5	5	12/16/09	—
Mexican New Peso (Buy)	4	4	12/16/09	—
Mexican New Peso (Sell)	26	25	12/16/09	(1)
Polish Zloty (Buy)	16	16	12/16/09	—
Turkish New Lira (Sell)	50	50	12/16/09	—
Turkish New Lira (Sell)	3	3	12/16/09	—
Ukranian Hryvnia (Buy)	12	12	07/22/10	—
Ukranian Hryvnia (Sell)	5	5	07/22/10	—
Ukranian Hryvnia (Sell)	7	7	07/22/10	—

				$(1)

Futures Contracts Outstanding at October 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
10 Year U.S. Treasury Note	14	Short	Dec 2009	$(4)

*	The number of contracts does not omit 000’s. Cash of $25 was pledged as initial margin deposit for open futures contracts at October 31, 2009.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

16

The Hartford Balanced Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$578	$—	$578	$—
Common Stocks ‡	29,895	28,439	1,456	—
Corporate Bonds: Investment Grade	31,284	—	31,122	162
Corporate Bonds: Non-Investment Grade	4,705	—	4,663	42
Municipal Bonds	381	—	381	—
Preferred Stocks ‡	79	54	25	—
Short-Term Investments	2,659	—	2,659	—

Total	$69,581	$28,493	$40,884	$204

Other Financial Instruments *	$4	$—	$4	$—

Liabilities:
Other Financial Instruments *	$9	$4	$5	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of		Change in		Transfers In	Balance as of
	October 31,	Realized Gain	Unrealized		and/or Out of	October 31,
	2008	(Loss)	Appreciation	Net Sales	Level 3	2009

Assets:
Corporate Bonds	224	(67)	108 *	(56)	(5)	204

Total	$224	$(67)	$108	$(56)	$(5)	$204

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $49.
The accompanying notes are an integral part of these financial statements.

17

The Hartford Balanced Income Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $65,942)	$69,581
Cash	75	*
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on forward foreign currency contracts	4
Receivables:
Investment securities sold	513
Fund shares sold	1,003
Dividends and interest	638
Other assets	41

Total assets	71,855

Liabilities:
Unrealized depreciation on forward foreign currency contracts	5
Payables:
Investment securities purchased	1,611
Fund shares redeemed	64
Investment management fees	8
Distribution fees	4
Variation margin	12
Accrued expenses	22
Other liabilities	8

Total liabilities	1,734

Net assets	$70,121

Summary of Net Assets:
Capital stock and paid-in-capital	75,296
Accumulated undistributed net investment income	217
Accumulated net realized loss on investments and foreign currency transactions	(9,026)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	3,634

Net assets	$70,121

Shares authorized	800,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$9.44/$9.99

Shares outstanding	6,347

Net assets	$59,923

Class B: Net asset value per share	$9.40

Shares outstanding	391

Net assets	$3,681

Class C: Net asset value per share	$9.40

Shares outstanding	682

Net assets	$6,409

Class Y: Net asset value per share	$9.46

Shares outstanding	11

Net assets	$108

*	Cash of $25 was designated to cover open futures contracts.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Balanced Income Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$939
Interest	1,829
Less: Foreign tax withheld	(17)

Total investment income	2,751

Expenses:
Investment management fees	347
Transfer agent fees	78
Distribution fees
Class A	101
Class B	26
Class C	47
Custodian fees	18
Accounting services fees	9
Registration and filing fees	40
Board of Directors’ fees	3
Audit fees	6
Other expenses	19

Total expenses (before waivers and fees paid indirectly)	694
Expense waivers	(69)
Transfer agent fee waivers	(1)
Commission recapture	(2)
Custodian fee offset	—

Total waivers and fees paid indirectly	(72)

Total expenses, net	622

Net Investment Income	2,129

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(6,521)
Net realized gain on futures	70
Net realized gain on forward foreign currency contracts	80
Net realized loss on other foreign currency transactions	(100)

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(6,471)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	13,998
Net unrealized depreciation of futures	(7)
Net unrealized depreciation of forward foreign currency contracts	(92)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	13,899

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	7,428

Net Increase in Net Assets Resulting from Operations	$9,557

The accompanying notes are an integral part of these financial statements.

19

The Hartford Balanced Income Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$2,129	$2,057
Net realized loss on investments, other financial instruments and foreign currency transactions	(6,471)	(2,526)
Net unrealized appreciation (depreciation) of investments and other financial instruments	13,899	(11,847)

Net Increase (Decrease) In Net Assets Resulting From Operations	9,557	(12,316)

Distributions to Shareholders:
From net investment income
Class A	(1,814)	(1,785)
Class B	(103)	(79)
Class C	(181)	(159)
Class Y	(5)	(5)
From net realized gain on investments
Class A	—	(167)
Class B	—	(9)
Class C	—	(18)
Class Y	—	(1)

Total distributions	(2,103)	(2,223)

Capital Share Transactions:
Class A	17,136	8,506
Class B	1,260	359
Class C	1,680	1,103
Class Y	5	5

Net increase from capital share transactions	20,081	9,973

Net Increase (Decrease) In Net Assets	27,535	(4,566)
Net Assets:
Beginning of period	42,586	47,152

End of period	$70,121	$42,586

Accumulated undistributed (distribution in excess of) net investment income (loss)	$217	$212

The accompanying notes are an integral part of these financial statements.

20

The Hartford Balanced Income Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Balanced Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

21

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

22

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

23

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
e)	Repurchase Agreements – A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

24

i)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2009, the Fund had no outstanding when-issued or delayed delivery securities.

j)	Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

k)	Prepayment Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. The potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

l)	Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts			Summary of Net Assets - Unrealized depreciation	$4
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	4	Unrealized depreciation on forward foreign currency contracts	5
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.

25

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$—	$—	$70	$—	$—	$70
Foreign exchange contracts	—	—	—	80	—	80

Total	$—	$—	$70	$80	$—	$150

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	—	—	(7)	—	—	$(7)
Foreign exchange contracts	—	—	—	(92)	—	(92)

Total	$—	$—	$(7)	$(92)	$—	$(99)

n)	Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions – The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

26

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. As of October 31, 2009, there were no outstanding purchased or written option contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$2,103	$2,204
Long-Term Capital Gains *	—	19

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$216
Accumulated Capital Losses *	(8,434)
Unrealized Appreciation †	3,043

Total Accumulated Deficit	$(5,175)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

27

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated undistributed net investment income by $21 and increase accumulated net realized gain on investments by $21.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$2,352
2017	6,082

Total	$8,434

f)	Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
5.	Expenses:
a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7250%
On next $250 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%
Effective October 1, 2009, HIFSCO has voluntarily agreed to waive management fees of 0.50% of average daily net assets until October 31, 2010.

28

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.25%	2.00%	2.00%	0.90%
Effective October 1, 2009, HIFSCO has agreed to revise the voluntary limit on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The voluntary limit on expenses is scheduled to end on October 31, 2010. The new expense limitation is as follows:

Class A	Class B	Class C	Class Y
0.75%	1.50%	1.50%	0.40%
d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006
Class A Shares	1.19%	1.25%	1.19%	1.25	%*
Class B Shares	1.89	2.00	2.00	2.00	*
Class C Shares	1.94	2.00	2.00	2.00	*
Class Y Shares	0.85	0.90	0.90	0.90	*

*	From July 31, 2006 (commencement of operations), through October 31, 2006.
e)	Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $628 and contingent deferred sales charges of $11 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares

29

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $4. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $74 for providing such services. These fees are accrued daily and paid monthly.
6.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	11
7.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$48,174
Sales Proceeds Excluding U.S. Government Obligations	29,418

30

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	4,095	212	(2,403)	—	1,904	1,538	193	(964)	—	767
Amount	$35,136	$1,774	$(19,774)	$—	$17,136	$15,554	$1,923	$(8,971)	$—	$8,506
Class B
Shares	264	11	(121)	—	154	111	8	(90)	—	29
Amount	$2,154	$97	$(991)	$—	$1,260	$1,118	$83	$(842)	$—	$359
Class C
Shares	331	20	(158)	—	193	233	15	(147)	—	101
Amount	$2,810	$165	$(1,295)	$—	$1,680	$2,396	$151	$(1,444)	$—	$1,103
Class Y
Shares	—	—	—	—	—	—	1	—	—	1
Amount	$—	$5	$—	$—	$5	$—	$5	$—	$—	$5
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	6	$53
For the Year Ended October 31, 2008	3	$33
9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

31

The Hartford Balanced Income Fund
Financial Highlights
- Selected Per-Share Date (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$8.22	$0.38	$—	$1.23	$1.61	$(0.39)	$—	$—	$(0.39)	$1.22	$9.44
B	8.20	0.31	—	1.23	1.54	(0.34)	—	—	(0.34)	1.20	9.40
C	8.19	0.31	—	1.23	1.54	(0.33)	—	—	(0.33)	1.21	9.40
Y	8.24	0.42	—	1.22	1.64	(0.42)	—	—	(0.42)	1.22	9.46

For the Year Ended October 31, 2008
A	11.02	0.40	—	(2.75)	(2.35)	(0.41)	(0.04)	—	(0.45)	(2.80)	8.22
B	10.98	0.33	—	(2.74)	(2.41)	(0.33)	(0.04)	—	(0.37)	(2.78)	8.20
C	10.97	0.33	—	(2.74)	(2.41)	(0.33)	(0.04)	—	(0.37)	(2.78)	8.19
Y	11.03	0.44	—	(2.75)	(2.31)	(0.44)	(0.04)	—	(0.48)	(2.79)	8.24

For the Year Ended October 31, 2007
A	10.42	0.34	—	0.59	0.93	(0.33)	—	—	(0.33)	0.60	11.02
B	10.41	0.26	—	0.59	0.85	(0.28)	—	—	(0.28)	0.57	10.98
C	10.41	0.26	—	0.58	0.84	(0.28)	—	—	(0.28)	0.56	10.97
Y	10.42	0.41	—	0.56	0.97	(0.36)	—	—	(0.36)	0.61	11.03

From (commencement of operations) July 31, 2006, through October 31, 2006
A(f)	10.00	0.09	—	0.39	0.48	(0.06)	—	—	(0.06)	0.42	10.42
B(f)	10.00	0.07	—	0.38	0.45	(0.04)	—	—	(0.04)	0.41	10.41
C(f)	10.00	0.06	—	0.40	0.46	(0.05)	—	—	(0.05)	0.41	10.41
Y(f)	10.00	0.10	—	0.38	0.48	(0.06)	—	—	(0.06)	0.42	10.42

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Commenced operations on July 31, 2006.

(g)	Not annualized.

(h)	Annualized.

32

- Ratios and Supplemental Data -

		Ratio of Expenses to Average		Ratio of Expenses to Average		Ratio of Expenses to Average
		Net Assets Before Waivers and		Net Assets After Waivers and		Net Assets After Waivers and		Ratio of Net
	Net Assets at End	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Investment Income to		Portfolio Turnover
Total Return(b)	of Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Average Net Assets		Rate(d)
20.29%	$59,923	1.32%		1.19%		1.19%		4.56%		63%
19.37	3,681	2.26		1.90		1.90		3.80		—
19.44	6,409	2.10		1.94		1.94		3.81		—
20.67	108	0.94		0.85		0.85		4.96		—

(22.01)	36,544	1.25		1.25		1.25		4.10		44
(22.53)	1,945	2.14		2.00		2.00		3.35		—
(22.55)	4,007	2.04		2.00		2.00		3.34		—
(21.67)	90	0.91		0.90		0.90		4.43		—

9.07	40,501	1.33		1.19		1.19		3.57		27
8.22	2,280	2.21		2.00		2.00		2.76		—
8.17	4,256	2.14		2.00		2.00		2.76		—
9.43	115	1.04		0.90		0.90		3.86		—

4.78 (g)	11,513	1.58	(h)	1.26	(h)	1.26	(h)	3.48	(h)	8
4.54 (g)	304	2.34	(h)	2.00	(h)	2 .00	(h)	2.73	(h)	—
4.56 (g)	400	2.39	(h)	2.00	(h)	2.00	(h)	2.67	(h)	—
4.83 (g)	105	1.31	(h)	0.90	(h)	0.90	(h)	3.86	(h)	—

33

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

34

The Hartford Balanced Income Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

35

The Hartford Balanced Income Fund
Directors and Officers (Unaudited) – (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

36

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

The Hartford Balanced Income Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	40.00%
QDI†	50.00%
QII‡	60.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

‡	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.388	N/A	N/A	0.388
Class B	0.338	N/A	N/A	0.338
Class C	0.332	N/A	N/A	0.332
Class Y	0.419	N/A	N/A	0.419
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

38

The Hartford Balanced Income Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,207.80	$6.40	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class B	$1,000.00	$1,202.00	$10.38	$1,000.00	$1,015.78	$9.50	1.87	184	365
Class C	$1,000.00	$1,203.20	$10.55	$1,000.00	$1,015.63	$9.65	1.90	184	365
Class Y	$1,000.00	$1,210.70	$4.51	$1,000.00	$1,021.12	$4.13	0.81	184	365

39

AThe Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Balanced Income Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

40

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the

41

The Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)
Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

42

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

43

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-3 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06115

The Hartford Capital Appreciation Fund

The Hartford Capital Appreciation Fund inception 07/22/1996

(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 10/31/99 — 10/31/09 Growth of a $10,000 investment in Class A which includes Sales Charge	Investment objective — Seeks growth of capital.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	10
	Year	Year	Year

Capital Appreciation A#	21.45%	3.81%	6.08%
Capital Appreciation A##	14.77%	2.64%	5.48%
Capital Appreciation B#	20.50%	2.98%	NA *
Capital Appreciation B##	15.50%	2.67%	NA *
Capital Appreciation C#	20.60%	3.07%	5.36%
Capital Appreciation C##	19.60%	3.07%	5.36%
Capital Appreciation I#	21.89%	4.02%	6.19%
Capital Appreciation R3#	21.13%	3.82%	6.37%
Capital Appreciation R4#	21.58%	4.03%	6.48%
Capital Appreciation R5#	21.94%	4.20%	6.56%
Capital Appreciation Y#	22.06%	4.27%	6.60%
Russell 3000 Index	10.83%	0.71%	-0.14%
S&P 500 Index	9.78%	0.33%	-0.95%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Saul J. Pannell, CFA	Frank D. Catrickes, CFA, CMT
Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Capital Appreciation Fund returned 21.45%, before sales charge, for the twelve-month period ended October 31, 2009, outperforming its benchmark, the Russell 3000 Index, which returned 10.83% for the same period. The Fund also outperformed the 14.23% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets rose during the period, but this result masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the middle of October stocks rebounded strongly as investors came to believe that a Depression-like scenario was less likely. Sector returns within the Russell 3000 Index diverged widely in this environment, with strong returns in Information Technology (+31%), Consumer Discretionary (+25%), and Materials (+21%) overpowering the lagging Financials (-7%), Utilities (+3%), and Industrials (+4%) sectors.

2

The Fund outperformed its benchmark due to strong stock selection. Fund results exceeded those of the benchmark in seven of ten economic sectors, with the largest outperformance in Financials, Energy, and Health Care. Selection was weaker in the Industrials, Telecommunications Services, and Utilities sectors. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance, largely due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in the lagging Health Care and Financials sectors and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in the Energy sector. The Fund’s modest cash position detracted slightly from relative performance as equity markets rose during the period.
The largest contributors to relative and absolute (i.e. total return) returns were Ford Motor (Consumer Discretionary), Schering-Plough (Health Care), and Goldman Sachs (Financials). Shares in auto manufacturer Ford rose as the company was better able to weather an exceedingly difficult environment for new car sales than its U.S. competitors, in part because the company had embarked upon a major restructuring effort prior to the economic downturn. Schering-Plough, a global health care company, saw its shares rise on news of a definitive merger agreement with Merck. Shares of investment bank and bank holding company Goldman Sachs moved higher as investors were attracted to the firm’s relatively clean balance sheet, and improved competitive positioning within the investment banking industry. Investors were also pleased by the company’s repayment of Troubled Asset Relief Program (TARP) funds.
ACE (Financials), Bank of America (Financials), and General Electric (Industrials) detracted most from relative returns. ACE, a global property and casualty insurance company, saw its shares trade lower on concerns about corporate bonds held in its investment portfolio. Shares of Bank of America fell during the first half of the period on concerns over weakness in its consumer-oriented loan portfolio and fears that it may have overpaid for Merrill Lynch. Shares of conglomerate GE fell as the company cut its dividend and lost its AAA credit rating, and so investors grew increasingly concerned about its finance segment. Other large absolute detractors included global financial services firm Citigroup.
What is the outlook?
It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all taken with an eye towards thawing credit markets and placing a floor on housing price declines and a ceiling on housing inventory. These moves will continue to help mitigate some of the current negative economic pressures, and while the outlook remains uncertain, the equity market’s improved performance since March lows shows investors are anticipating a recovery.
In this environment we continue to focus our efforts on stock-by-stock fundamental research. These bottom-up investment decisions have led to increases in exposure to Health Care, Consumer Discretionary, and Materials, all overweight positions versus the benchmark as of October 31, 2009. At the end of the period the Fund was most overweight to the Health Care, Materials, and Consumer Discretionary sectors and most underweight Consumer Staples, Industrials, and Utilities. The Fund’s largest absolute sector weights were in the Health Care, Information Technology, and Financials sectors.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	3.2%
Banks (Financials)	4.0
Capital Goods (Industrials)	5.1
Consumer Durables & Apparel (Consumer Discretionary)	1.6
Consumer Services (Consumer Discretionary)	0.6
Diversified Financials (Financials)	6.0
Energy (Energy)	9.6
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer Staples)	1.5
Health Care Equipment & Services (Health Care)	7.7
Insurance (Financials)	4.8
Materials (Materials)	8.1
Media (Consumer Discretionary)	1.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	14.2
Real Estate (Financials)	0.9
Retailing (Consumer Discretionary)	6.7
Semiconductors & Semiconductor Equipment (Information Technology)	1.8
Software & Services (Information Technology)	6.8
Technology Hardware & Equipment (Information Technology)	9.9
Telecommunication Services (Services)	1.3
Transportation (Industrials)	1.2
Fixed Income Securities
Finance and Insurance (Finance)	0.2
Short-Term Investments	3.4
Other Assets and Liabilities	(1.4)

Total	100.0%

3

Diversification by Country
as of October 31, 2009

Percentage of
Country	Net Assets
Austria	0.7%
Brazil	2.1
Canada	4.5
China	0.7
Germany	1.1
Hong Kong	1.4
India	0.3
Israel	1.8
Japan	1.1
Netherlands	0.9
Russia	0.9
Singapore	0.9
South Africa	1.4
Sweden	0.4
Switzerland	4.7
Taiwan	2.3
Turkey	0.5
United Kingdom	2.3
United States	70.0
Short-Term Investments	3.4
Other Assets and Liabilities	(1.4)

Total	100.0%

4

The Hartford Capital Appreciation Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.8%
	Automobiles & Components - 3.2%
79,377	Ford Motor Co. •	$555,640

	Banks - 4.0%
9,457	Banco Santander Brasil S.A.	112,154
6,409	Standard Chartered plc	157,230
21,654	Turkiye Garanti Bankasi A.S.	78,637
12,533	Wells Fargo & Co.	344,917

		692,938

	Capital Goods - 5.1%
1,486	Fluor Corp.	66,013
25,139	General Electric Co.	358,481
6,321	Raytheon Co.	286,211
2,083	Siemens AG	188,273

		898,978

	Consumer Durables & Apparel - 1.6%
10,000	Newell Rubbermaid, Inc.	145,100
170	NVR, Inc. •	112,569
2,159	Pulte Homes, Inc.	19,454

		277,123

	Consumer Services - 0.6%
3,525	Educomp Solutions Ltd.	59,353
30,000	Shangri-La Asia Ltd.	57,704

		117,057

	Diversified Financials - 6.0%
1,000	American Capital Ltd.	2,680
776	Ameriprise Financial, Inc.	26,896
14,000	Bank of America Corp.	204,120
7,959	Excel Medical Fund L.P. ⌂•†Ћ	7,811
3,613	GAM Holding Ltd.	44,075
3,619	Goldman Sachs Group, Inc.	615,871
3,613	Julius Baer Group Ltd.	136,000

		1,037,453

	Energy - 9.6%
4,709	Baker Hughes, Inc.	198,120
4,487	Cameco Corp.	122,091
2,634	Dresser-Rand Group, Inc. •	77,614
4,044	Exxon Mobil Corp.	289,826
7,587	Halliburton Co.	221,605
3,121	National Oilwell Varco, Inc. •	127,922
6,250	OAO Gazprom Class S ADR	150,938
3,000	OMV AG	123,627
2,855	Petroleo Brasileiro S.A. ADR	131,939
5,887	Suncor Energy, Inc.	194,385
1,000	XTO Energy, Inc.	41,560

		1,679,627

	Food & Staples Retailing - 0.9%
85,047	Olam International Ltd.	163,256

	Food, Beverage & Tobacco - 1.5%
5,599	Kirin Brewery Co., Ltd.	91,386
2,623	Nestle S.A.	121,986
1,547	Unilever N.V. CVA	47,657

		261,029

	Health Care Equipment & Services - 7.7%
34,944	Boston Scientific Corp. •	283,747
3,397	Covidien plc	143,096
6,709	McKesson Corp.	394,043
4,500	Medtronic, Inc.	160,650
14,104	UnitedHealth Group, Inc.	365,993

		1,347,529

	Insurance - 4.8%
13,543	ACE Ltd.	695,556
5,896	Marsh & McLennan Cos., Inc.	138,327

		833,883

	Materials - 8.1%
4,664	AngloGold Ltd. ADR	175,075
3,466	Aracruz Celulose S.A. ADR •	64,528
1,828	Freeport-McMoRan Copper & Gold, Inc.	134,131
39,001	Huabao International Holdings Ltd.	37,201
4,501	Newmont Mining Corp.	195,631
2,193	Potash Corp. of Saskatchewan, Inc.	203,476
1,186	Praxair, Inc.	94,188
9,005	Teck Cominco Ltd. Class B	260,428
7,144	Vedanta Resources plc	244,453

		1,409,111

	Media - 1.9%
25	Harvey Weinstein Co. Holdings Class A-1 ⌂•†	—
4,227	Viacom, Inc. Class B •	116,620
7,977	Walt Disney Co.	218,317

		334,937

	Pharmaceuticals, Biotechnology & Life Sciences - 14.2%
1,790	Abbott Laboratories	90,526
2,168	Amgen, Inc. •	116,508
4,240	Bristol-Myers Squibb Co.	92,440
5,575	Daiichi Sankyo Co., Ltd.	108,914
845	Gilead Sciences, Inc. •	35,959
13,541	Merck & Co., Inc.	418,823
30,946	Pfizer, Inc.	527,017
3,211	Roche Holding AG	514,244
9,565	Schering-Plough Corp.	269,730
6,100	Teva Pharmaceutical Industries Ltd. ADR	307,943

		2,482,104

	Real Estate - 0.9%
33,643	China Overseas Land & Investment Ltd.	72,531
5,353	Sun Hung Kai Properties Ltd.	81,107

		153,638

	Retailing - 6.7%
2,064	Amazon.com, Inc. •	245,224
1,657	Best Buy Co., Inc.	63,276
36,752	Buck Holdings L.P. ⌂•†	46,041
4,574	Gap, Inc.	97,605
1,474	Sherwin-Williams Co.	84,048
20,369	Staples, Inc.	441,999
4,825	TJX Cos., Inc.	180,225

		1,158,418

	Semiconductors & Semiconductor Equipment - 1.8%
4,212	ASML Holding N.V. ADR	113,459
3,500	Lam Research Corp. •	118,020
8,479	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	80,892

		312,371

	Software & Services - 6.8%
7,188	Activision Blizzard, Inc. •	77,840
8,340	Cia Brasileira de Meios de Pagamentos	76,742
715	Google, Inc. •	383,218
783	Mastercard, Inc.	171,493
The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.8% — (continued)
	Software & Services - 6.8% — (continued)
13,082	Oracle Corp.		$276,022
2,213	Sohu.com, Inc. •		123,043
4,784	Western Union Co.		86,928

			1,195,286

	Technology Hardware & Equipment - 9.9%
1,225	Apple, Inc. •		230,837
16,117	Cisco Systems, Inc. •		368,269
2,918	Corning, Inc.		42,631
2,282	EMC Corp. •		37,578
78,714	Hon Hai Precision Industry Co., Ltd.		308,308
2,979	IBM Corp.		359,237
11,319	Motorola, Inc.		97,006
5,037	Qualcomm, Inc.		208,582
6,979	Telefonaktiebolaget LM Ericsson ADR		72,578

			1,725,026

	Telecommunication Services - 1.3%
6,000	AT&T, Inc.		154,020
5,314	MTN Group Ltd.		79,123

			233,143

	Transportation - 1.2%
14,555	Delta Air Lines, Inc. •		103,921
1,331	FedEx Corp.		96,758

			200,679

	Total common stocks (cost $16,537,524)		$17,069,226

CORPORATE BONDS: NON-INVESTMENT GRADE - 0.2%
	Finance and Insurance - 0.2%
	MBIA Insurance Co.
$95,840	14.00%, 01/15/2033 ■Δ		$41,211

	Total corporate bonds: non-investment grade (cost $95,208)		$41,211

	Total long-term investments (cost $16,632,732)		$17,110,437

SHORT-TERM INVESTMENTS - 3.4%
	Repurchase Agreements - 3.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $23,970, collateralized by GNMA 5.00%, 2039, value of $24,450)
$23,970	0.08%, 10/30/2009		$23,970

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $140,429, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $143,237)

140,428	0.08%, 10/30/2009		140,428
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $156,434, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $159,561)
$156,433	0.08%, 10/30/2009		$156,433
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1,585, collateralized by U.S. Treasury Note 2.75%, 2013, value of $1,605)
1,585	0.05%, 10/30/2009		1,585
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $271,049, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $276,469)
271,047	0.07%, 10/30/2009		271,047

			593,463

	Total short-term investments (cost $593,463)		$593,463

	Total investments (cost $17,226,195) ▲	101.4%	$17,703,900
	Other assets and liabilities	(1.4)%	(246,414)

	Total net assets	100.0%	$17,457,486

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 28.0% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $17,357,043 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,627,882
Unrealized Depreciation	(1,281,025)

Net Unrealized Appreciation	$346,857

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2009, was $53,852, which represents 0.31% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.
The accompanying notes are an integral part of these financial statements.

6

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2009.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $41,211, which represents 0.24% of total net assets.

Ћ	As of October 31, 2009, the Fund has future commitments to purchase an additional $23,374.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	36,752	Buck Holdings L.P.	$36,791
03/2008 - 09/2009	7,959	Excel Medical Fund L.P.	7,959
10/2005	25	Harvey Weinstein Co. Holdings Class A-1 - Reg D	23,636
The aggregate value of these securities at October 31, 2009 was $53,852 which represents 0.31% of total net assets.
Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Hong Kong Dollar (Sell)	$17,655	$17,655	11/02/09	$—
Japanese Yen (Buy)	41,283	40,821	11/02/09	462
Japanese Yen (Buy)	41,454	41,133	11/04/09	321
Japanese Yen (Buy)	14,372	14,223	11/05/09	149
Singapore Dollar (Buy)	3,312	3,312	11/02/09	—
Singapore Dollar (Buy)	1,482	1,484	11/03/09	(2)

				$930

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$555,640	$555,640	$—	$—
Banks	692,938	457,071	235,867	—
Capital Goods	898,978	710,705	188,273	—
Consumer Durables & Apparel	277,123	277,123	—	—
Consumer Services	117,057	—	117,057	—
Diversified Financials	1,037,453	985,567	44,075	7,811
Energy	1,679,627	1,556,000	123,627	—
Food & Staples Retailing	163,256	—	163,256	—
Food, Beverage & Tobacco	261,029	—	261,029	—
Health Care Equipment & Services	1,347,529	1,347,529	—	—
Insurance	833,883	833,883	—	—
Materials	1,409,111	1,127,457	281,654	—
Media	334,937	334,937	—	—
Pharmaceuticals, Biotechnology & Life Sciences	2,482,104	1,858,946	623,158	—
Real Estate	153,638	—	153,638	—
Retailing	1,158,418	1,112,377	—	46,041
Semiconductors & Semiconductor Equipment	312,371	312,371	—	—
Software & Services	1,195,286	1,195,286	—	—
Technology Hardware & Equipment	1,725,026	1,416,718	308,308	—
Telecommunication Services	233,143	154,020	79,123	—
Transportation	200,679	200,679	—	—

Total	17,069,226	14,436,309	2,579,065	53,852

Corporate Bonds: Non-Investment Grade	41,211	—	41,211	—
Short-Term Investments	593,463	—	593,463	—

Total	$17,703,900	$14,436,309	$3,213,739	$53,852

Other Financial Instruments *	$932	$—	$932	$—

Liabilities:
Other Financial Instruments *	$2	$—	$2	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of	Change in		Transfers In	Balance as of
	October 31,	Unrealized		and/or Out of	October 31,
	2008	Appreciation	Net Purchases	Level 3	2009

Assets:
Common Stock	44,655	3,963 *	5,234	—	53,852
Corporate Bonds	15,980	— †	—	(15,980)	—

Total	$60,635	$3,963	$5,234	$(15,980)	$53,852

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $3,963.

†	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $—.
The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $17,226,195)	$17,703,900
Cash	—
Foreign currency on deposit with custodian (cost $38)	38
Unrealized appreciation on forward foreign currency contracts	932
Receivables:
Investment securities sold	82,163
Fund shares sold	55,667
Dividends and interest	26,639
Other assets	410

Total assets	17,869,749

Liabilities:
Unrealized depreciation on forward foreign currency contracts	2
Payables:
Investment securities purchased	369,595
Fund shares redeemed	35,414
Investment management fees	1,921
Distribution fees	1,057
Accrued expenses	4,274

Total liabilities	412,263

Net assets	$17,457,486

Summary of Net Assets:
Capital stock and paid-in-capital	21,193,443
Accumulated distribution in excess of net investment income	(471)
Accumulated net realized loss on investments and foreign currency transactions	(4,213,618)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	478,132

Net assets	$17,457,486

Shares authorized	1,415,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$28.02/$29.65

Shares outstanding	322,601

Net assets	$9,038,634

Class B: Net asset value per share	$24.95

Shares outstanding	41,184

Net assets	$1,027,505

Class C: Net asset value per share	$25.07

Shares outstanding	115,901

Net assets	$2,905,481

Class I: Net asset value per share	$27.94

Shares outstanding	93,668

Net assets	$2,616,775

Class R3: Net asset value per share	$29.67

Shares outstanding	1,032

Net assets	$30,633

Class R4: Net asset value per share	$29.96

Shares outstanding	6,340

Net assets	$189,912

Class R5: Net asset value per share	$30.15

Shares outstanding	5,759

Net assets	$173,619

Class Y: Net asset value per share	$30.24

Shares outstanding	48,768

Net assets	$1,474,927

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$244,388
Interest	16,828
Securities lending	375
Less: Foreign tax withheld	(10,826)

Total investment income	250,765

Expenses:
Investment management fees	93,440
Administrative services fees	313
Transfer agent fees	31,706
Distribution fees
Class A	20,948
Class B	9,621
Class C	24,977
Class R3	83
Class R4	310
Custodian fees	290
Accounting services fees	2,298
Registration and filing fees	897
Board of Directors’ fees	335
Audit fees	490
Other expenses	4,414

Total expenses (before waivers and fees paid indirectly)	190,122
Transfer agent fee waivers	(480)
Commission recapture	(1,132)
Custodian fee offset	(1)

Total waivers and fees paid indirectly	(1,613)

Total expenses, net	188,509

Net Investment Income	62,256

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(3,531,499)
Net realized gain on forward foreign currency contracts	19,820
Net realized loss on other foreign currency transactions	(13,738)

Net Realized Loss on Investments and Foreign Currency Transactions	(3,525,417)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	6,399,480
Net unrealized depreciation of forward foreign currency contracts	(97,777)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(567)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	6,301,136

Net Gain on Investments and Foreign Currency Transactions	2,775,719

Net Increase in Net Assets Resulting from Operations	$2,837,975

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$62,256	$69,932
Net realized loss on investments and foreign currency transactions	(3,525,417)	(775,078)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	6,301,136	(10,190,594)

Net Increase (Decrease) In Net Assets Resulting From Operations	2,837,975	(10,895,740)

Distributions to Shareholders:
From net investment income
Class A	(116,255)	—
Class B	(2,378)	—
Class C	(12,361)	—
Class I	(8,404)	—
Class R3	(160)	—
Class R4	(1,505)	—
Class R5	(687)	—
Class Y	(20,079)	—
From net realized gain on investments
Class A	—	(1,110,143)
Class B	—	(197,872)
Class C	—	(395,139)
Class I	—	(13,451)
Class R3	—	(3)
Class R4	—	(1,432)
Class R5	—	(353)
Class Y	—	(79,569)
From tax return of capital
Class A	(277)	—
Class B	(37)	—
Class C	(92)	—
Class I	(15)	—
Class R3	—	—
Class R4	(3)	—
Class R5	(1)	—
Class Y	(34)	—

Total distributions	(162,288)	(1,797,962)

Capital Share Transactions:
Class A	(1,190,158)	2,958,023
Class B	(204,907)	(25,704)
Class C	(173,549)	775,400
Class I	1,959,232	501,432
Class R3	18,462	11,592
Class R4	86,282	99,010
Class R5	115,006	54,478
Class Y	155,694	820,275

Net increase from capital share transactions	766,062	5,194,506

Net Increase (Decrease) In Net Assets	3,441,749	(7,499,196)
Net Assets:
Beginning of period	14,015,737	21,514,933

End of period	$17,457,486	$14,015,737

Accumulated undistributed (distribution in excess of) net investment income (loss)	$(471)	$63,604

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Capital Appreciation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.
b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair

12

value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

13

The Hartford Capital Appreciation Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on

14

a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid

15

The Hartford Capital Appreciation Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

j)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

k)	Prepayment Risks — Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. The potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward	$932	Unrealized depreciation on forward	$2
	foreign currency contracts		foreign currency contracts
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$19,820	$—	$19,820

Total	$—	$—	$—	$19,820	$—	$19,820

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(97,777)	—	$(97,777)

Total	$—	$—	$—	$(97,777)	$—	$(97,777)

n)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The

16

Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$161,829	$474,292
Long-Term Capital Gains *	—	1,323,670
Tax Return of Capital	459	—

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(4,082,770)
Unrealized Appreciation †	346,813

Total Accumulated Deficit	$(3,735,957)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to

17

The Hartford Capital Appreciation Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
increase accumulated undistributed net investment income by $35,498, decrease accumulated net realized loss on investments by $81, and decrease paid-in-capital by $35,417.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$615,897
2017	3,466,873

Total	$4,082,770

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.29%	NA	NA	1.04%	1.54%	1.24%	0.94%	NA

18

d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.21%	1.11%	1.11%		1.17%	1.22%
Class B Shares	2.01	1.92	1.91		1.96	1.99
Class C Shares	1.92	1.84	1.83		1.88	1.91
Class I Shares	0.88	0.81	0.78		0.88 *
Class R3 Shares	1.45	1.46	1.47	†
Class R4 Shares	1.11	1.12	1.13	†
Class R5 Shares	0.80	0.82	0.84	†
Class Y Shares	0.71	0.72	0.71		0.73	0.75

*	From August 31, 2006 (commencement of operations), through October 31, 2006.

†	From December 22, 2006 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $22,841 and contingent deferred sales charges of $2,563 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $463. These commissions are in turn paid to sales representatives of the broker/dealers.

19

The Hartford Capital Appreciation Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $36. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $30,982 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate — The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from
	Payment from	Total Return
	Affiliate for SEC	Excluding Payment
	Settlement for the	from Affiliate for the
	Year Ended	Year Ended October
	October 31, 2007	31, 2007
Class A	0.03%	26.11%
Class B	0.04	25.10
Class C	0.04	25.23
Class I	0.03	26.45
Class Y	0.03	26.62
5.	Affiliate Holdings:

As of October 31, 2009, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 16,625 Class Y shares of the Fund.

6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$11,669,790
Sales Proceeds Excluding U.S. Government Obligations	10,488,325

20

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
		Reinvested	Shares	from	(Decrease) of		Reinvested	Shares	from	(Decrease) of
	Shares Sold	Dividends	Redeemed	Merger	Shares	Shares Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	126,979	4,767	(179,765)	—	(48,019)	146,914	23,779	(97,067)	—	73,626
Amount	$2,908,863	$98,818	$(4,197,839)	$—	$(1,190,158)	$5,204,130	$960,180	$(3,206,287)	$—	$2,958,023
Class B
Shares	4,643	120	(14,825)	—	(10,062)	6,666	5,081	(13,630)	—	(1,883)
Amount	$95,652	$2,237	$(302,796)	$—	$(204,907)	$214,918	$183,341	$(423,963)	$—	$(25,704)
Class C
Shares	21,432	533	(32,191)	—	(10,226)	35,585	8,838	(23,786)	—	20,637
Amount	$455,896	$9,961	$(639,406)	$—	$(173,549)	$1,162,684	$320,715	$(707,999)	$—	$775,400
Class I
Shares	92,259	381	(17,705)	—	74,935	18,052	287	(3,018)	—	15,321
Amount	$2,401,632	$7,848	$(450,248)	$—	$1,959,232	$583,424	$11,558	$(93,550)	$—	$501,432
Class R3
Shares	929	5	(215)	—	719	347	—	(35)	—	312
Amount	$23,823	$112	$(5,473)	$—	$18,462	$12,781	$3	$(1,192)	$—	$11,592
Class R4
Shares	4,047	63	(766)	—	3,344	2,754	34	(110)	—	2,678
Amount	$104,309	$1,388	$(19,415)	$—	$86,282	$101,244	$1,432	$(3,666)	$—	$99,010
Class R5
Shares	4,899	31	(589)	—	4,341	1,479	8	(93)	—	1,394
Amount	$130,863	$688	$(16,545)	$—	$115,006	$57,451	$352	$(3,325)	$—	$54,478
Class Y
Shares	11,636	857	(6,234)	—	6,259	22,380	1,725	(2,635)	—	21,470
Amount	$290,454	$19,106	$(153,866)	$—	$155,694	$845,740	$74,889	$(100,354)	$—	$820,275
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	3,504	$83,420
For the Year Ended October 31, 2008	3,051	$111,717
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

21

The Hartford Capital Appreciation Fund
Financial Highlights
– Selected Per-Share Data (a) –

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$23.43	$0.14	$—	$4.76	$4.90	$(0.31)	$—	$—	$(0.31)	$4.59	$28.02
B	20.77	(0.05)	—	4.28	4.23	(0.05)	—	—	(0.05)	4.18	24.95
C	20.91	(0.03)	—	4.29	4.26	(0.10)	—	—	(0.10)	4.16	25.07
I	23.41	0.14	—	4.82	4.96	(0.43)	—	—	(0.43)	4.53	27.94
R3	24.92	0.05	—	5.07	5.12	(0.37)	—	—	(0.37)	4.75	29.67
R4	25.08	0.15	—	5.12	5.27	(0.39)	—	—	(0.39)	4.88	29.96
R5	25.21	0.20	—	5.17	5.37	(0.43)	—	—	(0.43)	4.94	30.15
Y	25.28	0.27	—	5.14	5.41	(0.45)	—	—	(0.45)	4.96	30.24

For the Year Ended October 31, 2008 (e)
A	46.08	0.20	—	(19.12)	(18.92)	—	(3.73)	—	(3.73)	(22.65)	23.43
B	41.59	(0.09)	—	(17.00)	(17.09)	—	(3.73)	—	(3.73)	(20.82)	20.77
C	41.82	(0.06)	—	(17.12)	(17.18)	—	(3.73)	—	(3.73)	(20.91)	20.91
I	45.90	0.28	—	(19.04)	(18.76)	—	(3.73)	—	(3.73)	(22.49)	23.41
R3	48.91	0.09	—	(20.35)	(20.26)	—	(3.73)	—	(3.73)	(23.99)	24.92
R4	49.05	0.22	—	(20.46)	(20.24)	—	(3.73)	—	(3.73)	(23.97)	25.08
R5	49.15	0.34	—	(20.55)	(20.21)	—	(3.73)	—	(3.73)	(23.94)	25.21
Y	49.23	0.36	—	(20.58)	(20.22)	—	(3.73)	—	(3.73)	(23.95)	25.28

For the Year Ended October 31, 2007 (e)
A	39.67	0.16	—	9.42	9.58	(0.13)	(3.04)	—	(3.17)	6.41	46.08
B	36.25	(0.15)	—	8.53	8.38	—	(3.04)	—	(3.04)	5.34	41.59
C	36.40	(0.12)	—	8.58	8.46	—	(3.04)	—	(3.04)	5.42	41.82
I	39.69	0.26	—	9.39	9.65	(0.40)	(3.04)	—	(3.44)	6.21	45.90
R3(g)	40.22	0.01	—	8.68	8.69	—	—	—	—	8.69	48.91
R4(g)	40.22	0.02	—	8.81	8.83	—	—	—	—	8.83	49.05
R5(g)	40.22	0.08	—	8.85	8.93	—	—	—	—	8.93	49.15
Y	42.19	0.34	—	10.06	10.40	(0.32)	(3.04)	—	(3.36)	7.04	49.23

For the Year Ended October 31, 2006
A	36.51	0.15	—	6.43	6.58	—	(3.42)	—	(3.42)	3.16	39.67
B	33.90	(0.10)	—	5.87	5.77	—	(3.42)	—	(3.42)	2.35	36.25
C	34.00	(0.07)	—	5.89	5.82	—	(3.42)	—	(3.42)	2.40	36.40
I(j)	37.53	—	—	2.16	2.16	—	—	—	—	2.16	39.69
Y	38.47	0.30	—	6.84	7.14	—	(3.42)	—	(3.42)	3.72	42.19

For the Year Ended October 31, 2005
A	30.80	0.09	—	5.62	5.71	—	—	—	—	5.71	36.51
B	28.82	(0.15)	—	5.23	5.08	—	—	—	—	5.08	33.90
C	28.88	(0.11)	—	5.23	5.12	—	—	—	—	5.12	34.00
Y	32.29	0.21	—	5.97	6.18	—	—	—	—	6.18	38.47

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

(g)	Commenced operations on December 22, 2006.

(h)	Not annualized.

(i)	Annualized.

(j)	Commenced operations on August 31, 2006.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net	Portfolio Turnover
Total Return(b)		Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets	Rate(d)
21.40%		$9,038,634	1.22%		1.22%		1.22%		0.58%	77%
20.44		1,027,505	2.07		2.02		2.02		(0.22)	—
20.54		2,905,481	1.93		1.93		1.93		(0.15)	—
21.84		2,616,775	0.89		0.89		0.89		0.59	—
21.08		30,633	1.46		1.46		1.46		0.19	—
21.53		189,912	1.12		1.12		1.12		0.60	—
21.89		173,619	0.81		0.81		0.81		0.75	—
22.01		1,474,927	0.72		0.72		0.72		1.05	—

(44.46)		8,682,603	1.12		1.12		1.12		0.54	82
(44.90)		1,064,188	1.92		1.92		1.92		(0.29)	—
(44.86)		2,637,037	1.84		1.84		1.84		(0.19)	—
(44.27)		438,528	0.81		0.81		0.81		0.87	—
(44.64)		7,809	1.46		1.46		1.46		0.28	—
(44.46)		75,127	1.12		1.12		1.12		0.60	—
(44.30)		35,734	0.83		0.83		0.83		0.93	—
(44.24)		1,074,711	0.72		0.72		0.72		0.95	—

26.15	(f)	13,684,583	1.11		1.11		1.11		0.39	72
25.15	(f)	2,209,870	1.92		1.92		1.92		(0.40)	—
25.28	(f)	4,411,286	1.83		1.83		1.83		(0.32)	—
26.49	(f)	156,616	0.79		0.79		0.79		0.65	—
21.61	(h)	41	1.47	(i)	1.47	(i)	1.47	(i)	0.04 (i)	—
21.95	(h)	15,618	1.14	(i)	1.14	(i)	1.14	(i)	0.06 (i)	—
22.20	(h)	1,165	0.85	(i)	0.85	(i)	0.85	(i)	0.25 (i)	—
26.66	(f)	1,035,754	0.72		0.72		0.72		0.78	—

19.56		9,312,766	1.18		1.18		1.18		0.47	74
18.59		1,868,359	1.97		1.97		1.97		(0.31)	—
18.69		2,968,472	1.90		1.90		1.90		(0.25)	—
5.76	(h)	5,193	0.88	(i)	0.88	(i)	0.88	(i)	0.17 (i)	—
20.07		414,259	0.75		0.75		0.75		0.90	—

18.54		6,071,891	1.26		1.26		1.26		0.31	93
17.63		1,631,199	2.03		2.03		2.03		(0.45)	—
17.73		1,834,562	1.94		1.94		1.94		(0.37)	—
19.14		245,163	0.78		0.78		0.78		0.76	—

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
of The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Capital Appreciation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

24

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

26

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Capital Appreciation Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

			Short-	Long-
		Tax	Term	Term
		Return of	Capital	Capital
	Income	Capital	Gain	Gain	Total
Class A	0.312	0.001	N/A	N/A	0.313
Class B	0.048	0.001	N/A	N/A	0.049
Class C	0.101	0.001	N/A	N/A	0.102
Class I	0.428	0.001	N/A	N/A	0.429
Class R3	0.372	0.001	N/A	N/A	0.373
Class R4	0.384	0.001	N/A	N/A	0.385
Class R5	0.426	0.001	N/A	N/A	0.427
Class Y	0.445	0.001	N/A	N/A	0.446
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

28

The Hartford Capital Appreciation Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,220.40	$6.60	$1,000.00	$1,019.26	$6.01	1 .18%	184	365
Class B	$1,000.00	$1,215.90	$11.17	$1,000.00	$1,015.12	$10.16	2 .00	184	365
Class C	$1,000.00	$1,216.40	$10.50	$1,000.00	$1,015.73	$9.55	1 .88	184	365
Class I	$1,000.00	$1,222.80	$4.93	$1,000.00	$1,020.77	$4.48	0 .88	184	365
Class R3	$1,000.00	$1,219.00	$8.05	$1,000.00	$1,017.95	$7.32	1 .44	184	365
Class R4	$1,000.00	$1,221.40	$6.16	$1,000.00	$1,019.66	$5.60	1 .10	184	365
Class R5	$1,000.00	$1,223.10	$4.48	$1,000.00	$1,021.17	$4.08	0 .80	184	365
Class Y	$1,000.00	$1,223.30	$3.92	$1,000.00	$1,021.68	$3.57	0 .70	184	365

29

The Hartford Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Capital Appreciation Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non- management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the

31

The Hartford Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

32

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-5 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06115

The Hartford Capital Appreciation II Fund

The Hartford Capital Appreciation II Fund inception 04/29/2005

(subadvised by Wellington Management Company, LLP)	Investment objective — Seeks growth of capital.
Performance Overview(1) 4/29/05 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	Since
	Year	Inception

Capital Appreciation II A#	23.02%	4.17%
Capital Appreciation II A##	16.26%	2.87%
Capital Appreciation II B#	22.20%	3.36%
Capital Appreciation II B##	17.20%	2.97%
Capital Appreciation II C#	22.09%	3.45%
Capital Appreciation II C##	21.09%	3.45%
Capital Appreciation II I#	23.41%	4.42%
Capital Appreciation II R3#	22.68%	4.10%
Capital Appreciation II R4#	23.09%	4.33%
Capital Appreciation II R5#	23.42%	4.51%
Capital Appreciation II Y#	23.70%	4.62%
Russell 3000 Index	10.83%	-0.02%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Michael T. Carmen, CFA, CPA	Nicholas M Choumenkovitch	Saul J. Pannell, CFA
Senior Vice President, Partner	Senior Vice President	Senior Vice President, Partner

Frank D. Catrickes, CFA, CMT	David W. Palmer, CFA
Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Capital Appreciation II Fund returned 23.02%, before sales charge, for the twelve-month period ended October 31, 2009, outperforming its benchmark, the Russell 3000 Index, which returned 10.83% for the same period. The Fund also outperformed the 14.23% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets rose during the period, but this overall increase masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of October stocks rallied as investors came to believe that a Depression-like scenario was less likely. Nine out of ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Information Technology (+31%), Consumer Discretionary (+25%), and Materials (+21%) sectors. The Financials (-7%) was the only sector to post a negative return, while the Utilities (+3%) and Industrials (+4%) sectors lagged on a relative basis.

2

The Fund outperformed its benchmark primarily due to stock selection. Selection was positive in six of ten economic sectors, led by Financials, Energy, Health Care, and Materials. Selection detracted from relative (i.e. performance of the Fund as measured against the benchmark) returns in the Information Technology and Industrials sectors. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, also was additive, largely due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Financials during the Financials rally in mid-March and an overweight position in Health Care during the first few months of the period.
The top contributors to relative and absolute (i.e. total return) returns were Schering-Plough (Health Care), Goldman Sachs (Financials), and Aecom Technology (Industrials). Schering-Plough, a global health care company, saw its shares rise on news of a definitive merger agreement with Merck. Shares of bank holding company Goldman Sachs moved higher as the firm’s relatively clean balance sheet and surge in underwriting activity attracted investors. Aecom Technology, a global provider of professional, technical, and management support services, reported strong earnings and backlog gains supported by solid growth across segments and geographies, pushing its shares higher.
Delta Air Lines (Industrials), Corinthian Colleges (Consumer Discretionary), and Marsh & McLennan (Financials) detracted most from relative returns. Despite recent gains, shares of airline operator Delta Air Lines ended the period lower, as the stock did not fully recover from a decline in high-fare business travel and investors’ concerns that demand destruction would overshadow the benefits of industry-wide capacity reductions. Corinthian Colleges, a post-secondary education services company with operations in the United States and Canada, saw its shares sink on concerns of the potential for greater government involvement in the industry and growth deceleration. Shares of Marsh & McLennan, a global provider of insurance, reinsurance brokering, and risk consulting services, came under pressure as the adverse global economic and financial environment negatively impacted earnings. General Electric (Industrials) was also among the largest detractors from absolute performance.
What is the outlook?
It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies and other programs, all taken with an eye towards thawing credit markets and placing a floor on housing price declines and a ceiling on housing inventory. These moves should continue to help mitigate some of the current negative economic pressures, and while the outlook remains uncertain, the equity market’s improved performance since March lows shows investors are anticipating a recovery.
In this environment we continue to focus our efforts on stock-by-stock fundamental research across the Fund’s opportunistic and complementary investment strategies. These bottom-up investment decisions resulted in reductions to the Fund’s Health Care and Industrials exposure and increases in its exposure to Consumer Discretionary and Materials during the period. At the end of the period the Fund was most overweight in Consumer Discretionary, Materials, and Information Technology and most underweight (i.e. the Fund’s sector position was less than the benchmark position) to Consumer Staples, Energy, and Utilities.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets

Automobiles & Components (Consumer Discretionary)	2.3%
Banks (Financials)	2.7
Capital Goods (Industrials)	5.1
Commercial & Professional Services (Industrials)	0.1
Consumer Durables & Apparel (Consumer Discretionary)	5.2
Consumer Services (Consumer Discretionary)	2.8
Diversified Financials (Financials)	7.0
Energy (Energy)	8.3
Food & Staples Retailing (Consumer Staples)	1.1
Food, Beverage & Tobacco (Consumer Staples)	2.1
Health Care Equipment & Services (Health Care)	4.7
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	5.7
Materials (Materials)	7.7
Media (Consumer Discretionary)	1.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.2
Real Estate (Financials)	1.0
Retailing (Consumer Discretionary)	7.5
Semiconductors & Semiconductor Equipment (Information Technology)	2.3
Software & Services (Information Technology)	9.8
Technology Hardware & Equipment (Information Technology)	8.9
Telecommunication Services (Services)	0.4
Transportation (Industrials)	3.9
Utilities (Utilities)	1.1
Short-Term Investments	1.6
Other Assets and Liabilities	(1.0)

Total	100.0%

3

The Hartford Capital Appreciation II Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 99.4%
	Automobiles & Components — 2.3%
92	ArvinMeritor, Inc.	$720
127	Astra International TBK	408
58	Daimler AG	2,810
486	Dongfeng Motor Group Co., Ltd.	577
1,808	Ford Motor Co. •	12,657
1,479	Geely Automobile Holdings Ltd.	535
23	Harley-Davidson, Inc.	571
29	Mahindra & Mahindra Ltd.	560
265	Modine Manufacturing Co.	2,729
111	TRW Automotive Holdings Corp. •	1,731

		23,298

	Banks — 2.7%
265	Banco Santander Central Hispano S.A.	4,262
914	Bank Mandiri TBK	439
7	HDFC Bank Ltd. ADR	719
190	HSBC Holding plc	2,102
102	Huntington Bancshares, Inc.	389
79	Itau Unibanco Banco Multiplo S.A. ADR	1,505
1,143	Lloyds Banking Group plc	1,612
40	PNC Financial Services Group, Inc.	1,972
378	Popular, Inc.	816
76	Sumitomo Mitsui Financial Group, Inc.	2,587
26	SunTrust Banks, Inc.	505
414	Wells Fargo & Co.	11,390

		28,298

	Capital Goods — 5.1%
72	AMETEK, Inc.	2,495
34	BE Aerospace, Inc. •	610
94	Beijing Enterprises Holdings, Ltd.	560
66	Boeing Co.	3,160
650	China Railway Group Ltd. •	512
81	Deere & Co.	3,698
79	Dover Corp.	2,992
6	First Solar, Inc. •	736
18	Fluor Corp.	783
—	Foster Wheeler AG •	—
54	General Dynamics Corp.	3,370
190	General Electric Co.	2,703
28	Hansen Transmissions •	60
79	Honeywell International, Inc.	2,821
26	Illinois Tool Works, Inc.	1,181
311	Ingersoll-Rand plc	9,824
32	Lockheed Martin Corp.	2,229
36	Manitowoc Co., Inc.	332
12	Navistar International Corp. •	394
18	Owens Corning, Inc. •	389
69	Pentair, Inc.	2,008
32	Precision Castparts Corp.	3,019
43	Regal-Beloit Corp.	2,002
9	Schneider Electric S.A.	936
40	Siemens AG ADR	3,583
18	Stanley Works	791
28	Sunpower Corp. Class B •	608
30	Terex Corp. •	606
9	Textron, Inc.	167
10	Vestas Wind Systems A/S •	715

		53,284

	Commercial & Professional Services — 0.1%
39	Monster Worldwide, Inc. •	566

	Consumer Durables & Apparel — 5.2%
1,208	361 Degrees International Ltd.	636
411	Anta Sports Products Ltd.	495
5,130	China Hongxing Sports Ltd.	715
64	CIE Financiere Richemont S.A.	1,800
39	Coach, Inc.	1,296
524	Hanesbrands, Inc. •	11,331
485	Jarden Corp.	13,291
36	Lennar Corp.	447
12	MRV Engenharia e Participacoes S.A.	226
68	Nikon Corp.	1,262
5	NVR, Inc. •	3,311
86	PDG Realty S.A.	718
238	Pool Corp.	4,664
354	Pulte Homes, Inc.	3,191
95	Toll Brothers, Inc. •	1,647
196	Warnaco Group, Inc. •	7,940
1,463	Xtep International Holdings Ltd.	697

		53,667

	Consumer Services — 2.8%
119	Apollo Group, Inc. Class A •	6,801
12	Bally Technologies, Inc. •	453
472	Corinthian Colleges, Inc. •	7,489
28	Ctrip.com International Ltd. ADR •	1,501
56	Educomp Solutions Ltd.	941
38	International Game Technology	676
66	MGM Mirage, Inc. •	614
45,066	Rexlot Holdings Ltd.	3,964
2,027	Shangri-La Asia Ltd.	3,898
546	Thomas Cook Group plc	1,828
8	WMS Industries, Inc. •	300

		28,465

	Diversified Financials — 7.0%
191	Ameriprise Financial, Inc.	6,618
725	Bank of America Corp.	10,576
225	China Everbright Ltd.	530
9	Franklin Resources, Inc.	921
98	Goldman Sachs Group, Inc.	16,641
1,079	Great American Group, Inc. •	4,587
25	Hong Kong Exchanges & Clearing Ltd.	440
95	ING Groep N.V.	1,234
69	Invesco Ltd.	1,464
36	JP Morgan Chase & Co.	1,512
33	Julius Baer Group Ltd.	1,228
22	Moody’s Corp.	526
178	Nomura Holdings, Inc.	1,255
160	Oaktree Capital ■•	5,280
260	PennantPark Investment Corp.	2,007
170	TD Ameritrade Holding Corp. •	3,273
781	UBS AG	13,031
50	UBS AG ADR	837

		71,960

	Energy — 8.3%
52	Anadarko Petroleum Corp.	3,196
19	Apache Corp.	1,826
134	Baker Hughes, Inc.	5,649
288	BG Group plc	4,965
4,173	Bumi Resources TBK PT	1,005
119	Cameco Corp.	3,234
68	Canadian Natural Resources Ltd. ADR	4,404
59	Complete Production Services, Inc. •	564
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 99.4% — (continued)
	Energy — 8.3% — (continued)
138	Consol Energy, Inc.	$5,887
87	Exxon Mobil Corp.	6,269
83	Halliburton Co.	2,438
47	Hess Corp.	2,578
458	Karoon Gas Australia Ltd. •	3,104
20	Lundin Petroleum Ab •	173
16	National Oilwell Varco, Inc. •	666
126	Newfield Exploration Co. •	5,185
70	Noble Energy, Inc.	4,614
36	OAO Gazprom Class S ADR	863
8	Occidental Petroleum Corp.	627
39	Overseas Shipholding Group, Inc.	1,527
144	Paladin Energy Ltd. •	522
55	Peabody Energy Corp.	2,166
18	PetroChina Co., Ltd. ADR	2,161
28	Petroleo Brasileiro S.A. ADR	1,276
96	SBM Offshore N.V.	1,837
—	Schlumberger Ltd.	6
147	Suncor Energy, Inc.	4,867
120	Total S.A. ADR	7,233
127	Tsakos Energy Navigation Ltd.	1,974
70	Valero Energy Corp.	1,267
101	Weatherford International Ltd. •	1,774
39	XTO Energy, Inc.	1,635

		85,492

	Food & Staples Retailing — 1.1%
145	Kroger Co.	3,359
1,256	Olam International Ltd.	2,412
108	Sysco Corp.	2,859
61	Wal-Mart Stores, Inc.	3,047

		11,677

	Food, Beverage & Tobacco — 2.1%
31	BRF Brasil Foods S.A. ADR •	1,495
2,421	Chaoda Modern Agriculture	1,871
57	Cott Corp. •	447
24	Dr. Pepper Snapple Group •	666
11	Green Mountain Coffee Roasters •	706
39	Groupe Danone	2,349
110	Imperial Tobacco Group plc	3,245
1	Japan Tobacco, Inc.	3,004
45	Kirin Brewery Co., Ltd.	740
1,354	Marine Harvest •	982
28	Nestle S.A.	1,286
49	PepsiCo, Inc.	2,943
41	Unilever N.V. NY Shares ADR	1,279

		21,013

	Health Care Equipment & Services — 4.7%
10	Baxter International, Inc.	546
9	Beckman Coulter, Inc.	566
232	Cardinal Health, Inc.	6,569
9	China Medical Technologies, Inc. ADR	145
43	CIGNA Corp.	1,205
191	Covidien plc	8,051
8	Edwards Lifesciences Corp. •	608
32	Hologic, Inc. •	480
4	Intuitive Surgical, Inc. •	963
94	McKesson Corp.	5,538
151	Medtronic, Inc.	5,403
86	Orthovita, Inc. •	302
22	Psychiatric Solutions, Inc. •	452
122	Shandong Weigao Group Medical Polymer Co., Ltd.	429
10	St. Jude Medical, Inc. •	331
163	SXC Health Solutions Corp. •	7,466
382	UnitedHealth Group, Inc.	9,901

		48,955

	Household & Personal Products — 1.0%
10	Energizer Holdings, Inc. •	581
103	Hengan International Group Co., Ltd.	662
206	Herbalife Ltd.	6,916
46	Procter & Gamble Co.	2,643

		10,802

	Insurance — 5.7%
323	ACE Ltd.	16,602
574	China Life Insurance Co., Ltd.	2,640
51	Chubb Corp.	2,480
54	Everest Re Group Ltd.	4,704
234	Fidelity National Financial, Inc.	3,169
51	First American Financial Corp.	1,541
384	Fortis	1,660
68	Genworth Financial, Inc.	720
371	Marsh & McLennan Cos., Inc.	8,710
18	PartnerRe Ltd.	1,407
86	Platinum Underwriters Holdings Ltd.	3,080
63	Principal Financial Group, Inc.	1,588
104	Reinsurance Group of America, Inc.	4,776
203	Unum Group	4,050
4	White Mountains Insurance Group Ltd.	1,238

		58,365

	Materials — 7.7%
45	AngloGold Ltd. ADR	1,696
13	Aracruz Celulose S.A. ADR •	234
59	Barrick Gold Corp.	2,110
11	BHP Billiton Ltd. ADR	740
15	Cliff’s Natural Resources, Inc.	546
24	Compania De Minas Buenaventur ADR	812
117	CRH plc	2,871
59	Eldorado Gold Corp. •	656
17	Freeport-McMoRan Copper & Gold, Inc.	1,249
70	Gerdau S.A.	1,051
19	Goldcorp, Inc.	699
31	HeidelbergCement AG	1,883
301	Huabao International Holdings Ltd.	287
53	IAMGOLD Corp.	701
89	Impala Platinum Holdings Ltd.	1,954
42	Jindal Steel & Power	565
110	Mosaic Co.	5,156
124	Newmont Mining Corp.	5,405
63	Osisko Mining Corp. •	426
106	Owens-Illinois, Inc. •	3,389
24	Pan American Silver Corp.	492
104	Potash Corp. of Saskatchewan, Inc.	9,614
24	Potash Corp. of Saskatchewan, Inc. ADR	2,257
16	Randgold Resources Ltd. ADR	1,071
1,864	Rexam plc	8,441
59	Rio Tinto plc	2,602
15	Scotts Miracle-Gro Co. Class A	623
27	Sino Forest Corp. •	381
184	Sterlite Industries Ltd.	2,897
222	Teck Cominco Ltd. Class B	6,408
The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation II Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 99.4% — (continued)
	Materials — 7.7% — (continued)
32	Vale S.A. — SP ADR	$811
35	Vedanta Resources plc	1,203
59	Vulcan Materials Co.	2,693
14	Walter Energy, Inc.	828
407	Xstrata plc	5,867
49	Yamana Gold, Inc.	522

		79,140

	Media — 1.5%
292	Comcast Corp. Class A	4,230
252	Comcast Corp. Special Class A	3,528
14	DreamWorks Animation SKG, Inc. •	441
87	Focus Media Holding Ltd. ADR •	1,042
119	Virgin Media, Inc.	1,655
100	Walt Disney Co.	2,737
247	WPP plc	2,215

		15,848

	Pharmaceuticals, Biotechnology & Life Sciences — 7.2%
143	Alkermes, Inc. •	1,138
33	Amgen, Inc. •	1,757
14	Amylin Pharmaceuticals, Inc. •	156
29	Auxilium Pharmaceuticals, Inc. •	910
44	Bristol-Myers Squibb Co.	964
104	Daiichi Sankyo Co., Ltd.	2,024
278	Elan Corp. plc ADR •	1,516
66	Eli Lilly & Co.	2,242
63	Genzyme Corp. •	3,184
22	Gilead Sciences, Inc. •	923
283	Impax Laboratories, Inc. •	2,510
54	Johnson & Johnson	3,212
320	King Pharmaceuticals, Inc. •	3,244
318	Merck & Co., Inc.	9,827
407	Novavax, Inc. •	1,564
1,050	Pfizer, Inc.	17,886
47	Roche Holding AG	7,551
217	Teva Pharmaceutical Industries Ltd. ADR	10,978
13	Thermo Fisher Scientific, Inc. •	576
17	UCB S.A.	735

		72,897

	Real Estate — 1.0%
91	BR Malls Participacoes S.A. •	971
281	Chimera Investment Corp.	981
350	China Overseas Land & Investment Ltd.	754
337	China Resources Land Ltd.	813
422	Hang Lung Properties Ltd.	1,595
98	Iguatemi Emp de Shopping	1,446
217	Sun Hung Kai Properties Ltd.	3,282

		9,842

	Retailing — 7.5%
202	Advance Automotive Parts, Inc.	7,533
134	Aeropostale, Inc. •	5,014
68	Amazon.com, Inc. •	8,128
21	AnnTaylor Stores Corp. •	274
687	Belle International Holdings Ltd.	694
286	Best Buy Co., Inc.	10,907
1,405	Buck Holdings L.P. ⌂•†	1,760
225	China Resources Enterprise	754
27	Dick’s Sporting Goods, Inc. •	608
432	Gap, Inc.	9,223
264	Golden Eagle Retail Group Ltd.	454
124	Home Depot, Inc.	3,114
126	Kohl’s Corp. •	7,232
635	Staples, Inc.	13,781
252	Urban Outfitters, Inc. •	7,906
8	Williams-Sonoma, Inc.	146

		77,528

	Semiconductors & Semiconductor Equipment — 2.3%
22	Analog Devices, Inc.	556
25	ASML Holding N.V. ADR	683
25	Atheros Communications, Inc. •	618
—	Broadcom Corp. Class A •	5
77	Lam Research Corp. •	2,611
54	Marvell Technology Group Ltd. •	745
45	Maxim Integrated Products, Inc.	744
38	NVIDIA Corp. •	458
50	Skyworks Solutions, Inc. •	516
532	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,071
365	Texas Instruments, Inc.	8,561
67	Varian Semiconductor Equipment Associates, Inc. •	1,888
24	Veeco Instruments, Inc. •	586
26	Xilinx, Inc.	568

		23,610

	Software & Services — 9.8%
63	Accenture plc	2,328
260	Activision Blizzard, Inc. •	2,814
228	Adobe Systems, Inc. •	7,507
212	Alibaba.com Ltd.	488
39	AsiaInfo Holdings, Inc. •	862
82	Automatic Data Processing, Inc.	3,271
26	Autonomy Corp. plc •	565
228	BMC Software, Inc. •	8,459
29	CACI International, Inc. Class A •	1,357
26	Check Point Software Technologies Ltd. ADR •	800
396	Cia Brasileira de Meios de Pagamentos	3,640
12	Concur Technologies, Inc. •	433
104	eBay, Inc. •	2,307
86	Equinix, Inc. •	7,343
29	Google, Inc. •	15,628
20	Longtop Financial Technologies Ltd. •	536
7	Mastercard, Inc.	1,594
118	McAfee, Inc. •	4,959
206	Microsoft Corp.	5,704
699	Oracle Corp.	14,740
251	Red Hat, Inc. •	6,479
9	Shanda Interactive Entertainment Ltd. ADR •	396
31	Sohu.com, Inc. •	1,719
82	Tencent Holdings Ltd.	1,433
71	TiVo, Inc. •	773
20	Visa, Inc.	1,495
12	Vistaprint N.V. •	597
31	Western Union Co.	568
175	Yahoo!, Inc. •	2,780

		101,575

	Technology Hardware & Equipment — 8.9%
111	Apple, Inc. •	20,862
139	Arrow Electronics, Inc. •	3,528
51	Avnet, Inc. •	1,271
85	BYD Co., Ltd.	776
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 99.4% — (continued)
	Technology Hardware & Equipment — 8.9% — (continued)
847	Cisco Systems, Inc. •		$19,363
256	Corning, Inc.		3,747
143	EMC Corp. •		2,357
190	Emulex Corp. •		1,920
472	Flextronics International Ltd. •		3,057
51	Hewlett-Packard Co.		2,422
376	Hughes Telematics, Inc. •		1,119
66	IBM Corp.		7,936
11	Itron, Inc. •		666
61	Jabil Circuit, Inc.		821
289	JDS Uniphase Corp. •		1,614
24	Juniper Networks, Inc. •		623
108	Motorola, Inc.		926
88	Qualcomm, Inc.		3,644
45	SanDisk Corp. •		917
652	Seagate Technology		9,101
59	Solar Cayman Ltd. ⌂•†		477
463	Telefonaktiebolaget LM Ericsson ADR		4,816
24	Trimble Navigation Ltd. •		510
88	ZTE Corp.		489

			92,962

	Telecommunication Services — 0.4%
17	American Tower Corp. Class A •		630
116	AT&T, Inc.		2,967
50	Iridium Communications, Inc.		445

			4,042

	Transportation — 3.9%
126	Air Asia BHD •		50
30	C.H. Robinson Worldwide, Inc.		1,648
1,736	Delta Air Lines, Inc. •		12,393
15	Deutsche Post AG		249
151	FedEx Corp.		10,947
992	JetBlue Airways Corp. •		4,918
31	Kansas City Southern •		749
38	Localiza Rent a Car S.A.		395
88	TNT N.V.		2,336
110	United Parcel Service, Inc. Class B		5,905
397	US Airways Group, Inc. •		1,216

			40,806

	Utilities — 1.1%
125	Allegheny Energy, Inc.		2,853
66	Entergy Corp.		5,025
21	FirstEnergy Corp.		887
111	Northeast Utilities		2,561

			11,326

	Total common stocks (cost $933,097)		$1,025,418

WARRANTS — 0.0%
	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
13	Novavax, Inc. ⌂•		$3

	Total warrants (cost $–)		$3

	Total long-term investments (cost $933,097)		$1,025,421

SHORT-TERM INVESTMENTS — 1.6%
	Repurchase Agreements — 1.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $679, collateralized by GNMA 5.00%, 2039, value of $693)
$679	0.08%, 10/30/2009		$679

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $3,980, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $4,059)

3,980	0.08%, 10/30/2009		3,980
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $4,433, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $4,522)
4,433	0.08%, 10/30/2009		4,433
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $45, collateralized by U.S. Treasury Note 2.75%, 2013, value of $45)
45	0.05%, 10/30/2009		45
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $7,682, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $7,835)
7,682	0.07%, 10/30/2009		7,682

			16,819

	Total short-term investments (cost $16,819)		$16,819

	Total investments (cost $949,916) ▲	101.0%	$1,042,240
	Other assets and liabilities	(1.0)%	(10,378)

	Total net assets	100.0%	$1,031,862

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 23.7% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $1,004,763 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$127,737
Unrealized Depreciation	(90,260)

Net Unrealized Appreciation	$37,477

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation II Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2009, was $2,237, which represents 0.22% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $5,280, which represents 0.51% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	1,405	Buck Holdings L.P.	$1,406
07/2008	13	Novavax, Inc. Warrants	—
03/2007	59	Solar Cayman Ltd. — 144A	778
     The aggregate value of these securities at October 31, 2009 was $2,240 which represents 0.22% of total net assets.
Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)

British Pound (Buy)	$249	$249	11/02/09	$—
British Pound (Buy)	142	143	11/03/09	(1)
Danish Krone (Sell)	84	84	11/02/09	—
Danish Krone (Sell)	85	85	11/04/09	—
Euro (Buy)	366	370	11/03/09	(4)
Euro (Sell)	278	280	11/02/09	2
Euro (Buy)	666	666	11/04/09	—
Hong Kong Dollar (Sell)	155	155	11/02/09	—
Japanese Yen (Buy)	555	549	11/02/09	6
Japanese Yen (Buy)	620	615	11/04/09	5
Japanese Yen (Buy)	309	306	11/05/09	3
Japanese Yen (Sell)	73	72	11/02/09	(1)
Japanese Yen (Sell)	175	174	11/04/09	(1)
Japanese Yen (Sell)	31	31	11/05/09	—
Singapore Dollar (Buy)	41	41	11/02/09	—
Singapore Dollar (Buy)	35	35	11/03/09	—
Swiss Franc (Buy)	70	70	11/02/09	—
Swiss Franc (Sell)	390	389	11/02/09	(1)

				$8

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation II Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$23,298	$18,408	$4,890	$—
Banks	28,298	17,296	11,002	—
Capital Goods	53,284	50,501	2,783	—
Commercial & Professional Services	566	566	—	—
Consumer Durables & Apparel	53,667	48,698	4,969	—
Consumer Services	28,465	17,834	10,631	—
Diversified Financials	71,960	50,190	16,490	5,280
Energy	85,492	73,886	11,606	—
Food & Staples Retailing	11,677	9,265	2,412	—
Food, Beverage & Tobacco	21,013	7,536	13,477	—
Health Care Equipment & Services	48,955	48,526	429	—
Household & Personal Products	10,802	10,140	662	—
Insurance	58,365	54,065	4,300	—
Materials	79,140	53,467	25,673	—
Media	15,848	13,633	2,215	—
Pharmaceuticals, Biotechnology & Life Sciences	72,897	62,587	10,310	—
Real Estate	9,842	3,398	6,444	—
Retailing	77,528	73,866	1,902	1,760
Semiconductors & Semiconductor Equipment	23,610	23,610	—	—
Software & Services	101,575	99,089	2,486	—
Technology Hardware & Equipment	92,962	91,220	1,265	477
Telecommunication Services	4,042	4,042	—	—
Transportation	40,806	38,171	2,635	—
Utilities	11,326	11,326	—	—

Total	1,025,418	881,320	136,581	7,517

Warrants ‡	3	—	3	—
Short-Term Investments	16,819	—	16,819	—

Total	$1,042,240	$881,320	$153,403	$7,517

Other Financial Instruments *	$16	$—	$16	$—

Liabilities:
Other Financial Instruments *	$8	$—	$8	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of		Change in		Transfers In	Balance as of
	October 31,	Realized Gain	Unrealized		and/or Out of	October 31,
	2008	(Loss)	Appreciation	Net Sales	Level 3	2009

Assets:
Common Stock	$8,596	$(150)	$2,434 *	$(388)	$(2,975)	$7,517

Total	$8,596	$(150)	$2,434	$(388)	$(2,975)	$7,517

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $2,434.
The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation II Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $949,916)	$1,042,240
Cash	3
Foreign currency on deposit with custodian (cost $4)	4
Unrealized appreciation on forward foreign currency contracts	16
Receivables:
Investment securities sold	10,358
Fund shares sold	2,029
Dividends and interest	750
Other assets	76

Total assets	1,055,476

Liabilities:
Unrealized depreciation on forward foreign currency contracts	8
Payables:
Investment securities purchased	19,062
Fund shares redeemed	4,005
Investment management fees	164
Distribution fees	85
Accrued expenses	290

Total liabilities	23,614

Net assets	$1,031,862

Summary of Net Assets:
Capital stock and paid-in-capital	1,419,337
Accumulated net investment loss	(723)
Accumulated net realized loss on investments and foreign currency transactions	(479,084)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	92,332

Net assets	$1,031,862

Shares authorized	1,000,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$10.74/$11.37

Shares outstanding	46,365

Net assets	$497,959

Class B: Net asset value per share	$10.35

Shares outstanding	7,045

Net assets	$72,940

Class C: Net asset value per share	$10.39

Shares outstanding	28,624

Net assets	$297,280

Class I: Net asset value per share	$10.86

Shares outstanding	8,771

Net assets	$95,280

Class R3: Net asset value per share	$10.71

Shares outstanding	753

Net assets	$8,057

Class R4: Net asset value per share	$10.82

Shares outstanding	490

Net assets	$5,308

Class R5: Net asset value per share	$10.91

Shares outstanding	75

Net assets	$816

Class Y: Net asset value per share	$10.96

Shares outstanding	4,949

Net assets	$54,222

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation II Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$14,482
Interest	32
Securities lending	26
Less: Foreign tax withheld	(465)

Total investment income	14,075

Expenses:
Investment management fees	8,599
Administrative services fees	18
Transfer agent fees	2,249
Distribution fees
Class A	1,143
Class B	648
Class C	2,674
Class R3	30
Class R4	9
Custodian fees	64
Accounting services fees	128
Registration and filing fees	164
Board of Directors’ fees	24
Audit fees	38
Other expenses	310

Total expenses (before waivers and fees paid indirectly)	16,098
Expense waivers	(60)
Transfer agent fee waivers	(80)
Commission recapture	(151)
Custodian fee offset	(1)

Total waivers and fees paid indirectly	(292)

Total expenses, net	15,806

Net Investment Loss	(1,731)

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(250,880)
Net realized loss on forward foreign currency contracts	(206)
Net realized loss on other foreign currency transactions	(187)

Net Realized Loss on Investments and Foreign Currency Transactions	(251,273)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	441,216
Net unrealized appreciation of forward foreign currency contracts	365
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	441,580

Net Gain on Investments and Foreign Currency Transactions	190,307

Net Increase in Net Assets Resulting from Operations	$188,576

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation II Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment loss	$(1,731)	$(1,777)
Net realized loss on investments and foreign currency transactions	(251,273)	(222,258)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	441,580	(513,984)

Net Increase (Decrease) In Net Assets Resulting From Operations	188,576	(738,019)

Distributions to Shareholders:
From net realized gain on investments
Class A	—	(57,297)
Class B	—	(7,516)
Class C	—	(29,944)
Class I	—	(6,005)
Class R3	—	(33)
Class R4	—	(1)
Class R5	—	(12)
Class Y	—	(11)

Total distributions	—	(100,819)

Capital Share Transactions:
Class A	(74,188)	118,490
Class B	(6,129)	21,834
Class C	(25,863)	101,804
Class I	3,462	56,898
Class R3	2,428	5,886
Class R4	3,159	1,828
Class R5	481	129
Class Y	17,628	27,587

Net increase (decrease) from capital share transactions	(79,022)	334,456

Net Increase (Decrease) In Net Assets	109,554	(504,382)
Net Assets:
Beginning of period	922,308	1,426,690

End of period	$1,031,862	$922,308

Accumulated undistributed (distribution in excess of) net investment income (loss)	$(723)	$361

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation II Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Capital Appreciation II Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50% Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

13

The Hartford Capital Appreciation II Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

14

•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market

15

The Hartford Capital Appreciation II Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

h)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”),

16

Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

k)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2009, the Fund had no outstanding when-issued or delayed delivery securities.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$16	Unrealized depreciation on forward foreign currency contracts	$8
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.
Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(206)	$—	$(206)
Equity contracts	—	(29)	—	—	—	(29)

Total	$—	$(29)	$—	$(206)	$—	$(235)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	365	—	$365

Total	$—	$—	$—	$365	$—	$365

17

The Hartford Capital Appreciation II Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
n)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. As of October 31, 2009, there were no outstanding futures contracts.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. As of October 31, 2009, there were no outstanding purchased or written option contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income

18

and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$75,863
Long-Term Capital Gains *	—	24,956

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(424,954)
Unrealized Appreciation †	37,479

Total Accumulated Deficit	$(387,475)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase accumulated undistributed net investment income by $647, increase accumulated net realized gain on investments by $257, and decrease paid-in-capital by $904.

19

The Hartford Capital Appreciation II Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$168,743
2017	256,211

Total	$424,954

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
5.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%	1.25%

20

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005
Class A Shares	1.52%	1.40%	1.43%	1.59%	1.60	%*
Class B Shares	2.21	2.27	2.29	2.34	2.35	*
Class C Shares	2.24	2.14	2.16	2.32	2.35	*
Class I Shares	1.14	1.08	1.10	0.80 †
Class R3 Shares.	1.80	1.76	1.86‡
Class R4 Shares.	1.42	1.42	1.47‡
Class R5 Shares.	1.12	1.15	1.22‡
Class Y Shares	1.00	1.00	1.01	1.13	1.15	*

*	From April 29, 2005 (commencement of operations), through October 31, 2005.

†	From August 31, 2006 (commencement of operations), through October 31, 2006.

‡	From December 22, 2006 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $1,432 and contingent deferred sales charges of $320 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

21

The Hartford Capital Appreciation II Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $92. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $2,200 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
6.	Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,496,678
Sales Proceeds Excluding U.S. Government Obligations	1,548,948
7.	Capital Share Transactions:
The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	13,786	—	(22,366)	—	(8,580)	26,758	3,361	(23,631)	—	6,488
Amount	$119,964	$—	$(194,152)	$—	$(74,188)	$358,379	$49,988	$(289,877)	$—	$118,490
Class B
Shares	1,109	—	(1,860)	—	(751)	2,420	475	(1,411)	—	1,484
Amount	$9,282	$—	$(15,411)	$—	$(6,129)	$31,700	$6,911	$(16,777)	$—	$21,834
Class C
Shares	7,368	—	(10,451)	—	(3,083)	12,925	1,739	(7,915)	—	6,749
Amount	$61,399	$—	$(87,262)	$—	$(25,863)	$169,290	$25,354	$(92,840)	$—	$101,804
Class I
Shares	7,144	—	(7,401)	—	(257)	8,574	326	(4,802)	—	4,098
Amount	$67,490	$—	$(64,028)	$—	$3,462	$110,685	$4,865	$(58,652)	$—	$56,898
Class R3
Shares	475	—	(197)	—	278	517	2	(71)	—	448
Amount	$4,148	$—	$(1,720)	$—	$2,428	$6,719	$33	$(866)	$—	$5,886
Class R4
Shares	496	—	(146)	—	350	157	—	(18)	—	139
Amount	$4,356	$—	$(1,197)	$—	$3,159	$2,027	$1	$(200)	$—	$1,828
Class R5
Shares	71	—	(13)	—	58	12	1	(4)	—	9
Amount	$589	$—	$(108)	$—	$481	$169	$12	$(52)	$—	$129
Class Y
Shares	2,923	—	(437)	—	2,486	3,157	1	(704)	—	2,454
Amount	$22,439	$—	$(4,811)	$—	$17,628	$34,322	$11	$(6,746)	$—	$27,587

22

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	103	$953
For the Year Ended October 31, 2008	83	$1,097
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

23

The Hartford Capital Appreciation II Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$8.73	$—	$—	$2.01	$2.01	$—	$—	$—	$—	$2.01	$10.74
B	8.47	(0.06)	—	1.94	1.88	—	—	—	—	1.88	10.35
C	8.50	(0.06)	—	1.95	1.89	—	—	—	—	1.89	10.39
I	8.80	0.03	—	2.03	2.06	—	—	—	—	2.06	10.86
R3	8.73	(0.03)	—	2.01	1.98	—	—	—	—	1.98	10.71
R4	8.79	—	—	2.03	2.03	—	—	—	—	2.03	10.82
R5	8.84	0.02	—	2.05	2.07	—	—	—	—	2.07	10.91
Y	8.86	0.04	—	2.06	2.10	—	—	—	—	2.10	10.96

For the Year Ended October 31, 2008
A	16.95	0.02	—	(7.07)	(7.05)	—	(1.17)	—	(1.17)	(8.22)	8.73
B	16.62	(0.09)	—	(6.89)	(6.98)	—	(1.17)	—	(1.17)	(8.15)	8.47
C	16.66	(0.07)	—	(6.92)	(6.99)	—	(1.17)	—	(1.17)	(8.16)	8.50
I	17.02	0.04	—	(7.09)	(7.05)	—	(1.17)	—	(1.17)	(8.22)	8.80
R3	17.00	(0.01)	—	(7.09)	(7.10)	—	(1.17)	—	(1.17)	(8.27)	8.73
R4	17.05	0.01	—	(7.10)	(7.09)	—	(1.17)	—	(1.17)	(8.26)	8.79
R5	17.10	0.04	—	(7.13)	(7.09)	—	(1.17)	—	(1.17)	(8.26)	8.84
Y	17.12	—	—	(7.09)	(7.09)	—	(1.17)	—	(1.17)	(8.26)	8.86

For the Year Ended October 31, 2007
A	13.13	—	—	4.13	4.13	—	(0.31)	—	(0.31)	3.82	16.95
B	12.99	(0.07)	—	4.01	3.94	—	(0.31)	—	(0.31)	3.63	16.62
C	13.00	(0.06)	—	4.03	3.97	—	(0.31)	—	(0.31)	3.66	16.66
I	13.14	0.02	—	4.17	4.19	—	(0.31)	—	(0.31)	3.88	17.02
R3(e)	13.52	(0.03)	—	3.51	3.48	—	—	—	—	3.48	17.00
R4(e)	13.52	(0.01)	—	3.54	3.53	—	—	—	—	3.53	17.05
R5(e)	13.52	—	—	3.58	3.58	—	—	—	—	3.58	17.10
Y	13.20	0.06	—	4.17	4.23	—	(0.31)	—	(0.31)	3.92	17.12

For the Year Ended October 31, 2006
A	11.07	(0.01)	—	2.22	2.21	—	(0.15)	—	(0.15)	2.06	13.13
B	11.02	(0.07)	—	2.19	2.12	—	(0.15)	—	(0.15)	1.97	12.99
C	11.04	(0.06)	—	2.17	2.11	—	(0.15)	—	(0.15)	1.96	13.00
I(h)	12.51	—	—	0.63	0.63	—	—	—	—	0.63	13.14
Y	11.08	0.12	—	2.15	2.27	—	(0.15)	—	(0.15)	2.12	13.20

From (commencement of operations) April 29, 2005, through October 31, 2005
A(i)	10.00	(0.01)	—	1.08	1.07	—	—	—	—	1.07	11.07
B(i)	10.00	(0.03)	—	1.05	1.02	—	—	—	—	1.02	11.02
C(i)	10.00	(0.03)	—	1.07	1.04	—	—	—	—	1.04	11.04
Y(i)	10.00	0.02	—	1.06	1.08	—	—	—	—	1.08	11.08

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Commenced operations on December 22, 2006.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on August 31, 2006.

(i)	Commenced operations on April 29, 2005.

24

- Ratios and Supplemental Data -

		Ratio of Expenses to Average		Ratio of Expenses to Average		Ratio of Expenses to Average
		Net Assets Before Waivers and		Net Assets After Waivers and		Net Assets After Waivers and		Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Turnover Rate(d)

23.02%	$497,959	1.54%		1.54%		1.54%		0.02%		168%
22.20	72,940	2.44		2.22		2.22		(0.67)		—
22.23	297,280	2.25		2.25		2.25		(0.70)		—
23.41	95,280	1.16		1.16		1.16		0.37		—
22.68	8,057	1.81		1.81		1.81		(0.30)		—
23.09	5,308	1.43		1.43		1.43		0.04		—
23.42	816	1.14		1.14		1.14		0.29		—
23.70	54,222	1.02		1.02		1.02		0.49		—

(44.43)	479,795	1.40		1.40		1.40		0.12		159
(44.92)	66,057	2.27		2.27		2.27		(0.75)		—
(44.87)	269,662	2.14		2.14		2.14		(0.62)		—
(44.23)	79,436	1.08		1.08		1.08		0.43		—
(44.60)	4,148	1.77		1.77		1.77		(0.28)		—
(44.40)	1,232	1.43		1.43		1.43		0.08		—
(44.26)	151	1.16		1.16		1.16		0.37		—
(44.20)	21,827	1.01		1.01		1.01		0.51		—

32.15	821,428	1.44		1.44		1.44		—		102
31.01	104,908	2.29		2.29		2.29		(0.86)		—
31.22	415,688	2.16		2.16		2.16		(0.73)		—
32.60	83,905	1.11		1.11		1.11		0.31		—
25.74 (f)	452	1.85	(g)	1.85	(g)	1.85	(g)	(0.43	) (g)	—
26.11 (f)	14	1.47	(g)	1.47	(g)	1.47	(g)	(0.06	) (g)	—
26.48 (f)	136	1.22	(g)	1.22	(g)	1.22	(g)	0.03	(g)	—
32.75	158	1.02		1.02		1.02		0.44		—

20.21	241,238	1.66		1.60		1.60		(0.13)		113
19.48	29,169	2.54		2.35		2.35		(0.88)		—
19.35	97,678	2.37		2.33		2.33		(0.86)		—
5.04 (f)	3,316	1.46	(g)	0.80	(g)	0.80	(g)	0.45	(g)	—
20.74	119	1.20		1.15		1.15		0.39		—

10.70 (f)	56,981	1.99	(g)	1.60	(g)	1.60	(g)	(0.30	) (g)	46
10.20 (f)	6,343	2.97	(g)	2.35	(g)	2.35	(g)	(1.10	) (g)	—
10.40 (f)	19,494	2.82	(g)	2.35	(g)	2.35	(g)	(1.12	) (g)	—
10.80 (f)	332	1.41	(g)	1.15	(g)	1.15	(g)	0.29	(g)	—

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Capital Appreciation II Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation II Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

26

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited) – (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

28

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Capital Appreciation II Fund
Federal Tax Information (Unaudited)
The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2009.

30

The Hartford Capital Appreciation II Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,221.80	$8.40	$1,000.00	$1,017.64	$7.63	1 .50%	184	365
Class B	$1,000.00	$1,216.20	$12.68	$1,000.00	$1,013.76	$11.52	2 .27	184	365
Class C	$1,000.00	$1,218.10	$12.30	$1,000.00	$1,014.12	$11.17	2 .20	184	365
Class I	$1,000.00	$1,223.00	$6.28	$1,000.00	$1,019.56	$5.70	1 .12	184	365
Class R3	$1,000.00	$1,219.80	$10.02	$1,000.00	$1,016.18	$9.10	1 .79	184	365
Class R4	$1,000.00	$1,221.20	$7.89	$1,000.00	$1,018.10	$7.17	1 .41	184	365
Class R5	$1,000.00	$1,224.50	$6.22	$1,000.00	$1,019.61	$5.65	1 .11	184	365
Class Y	$1,000.00	$1,224.60	$5.61	$1,000.00	$1,020.16	$5.09	1 .00	184	365

31

The Hartford Capital Appreciation II Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Capital Appreciation II Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

32

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets

33

The Hartford Capital Appreciation II Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFAR-4 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06115

The Hartford Checks and Balances Fund

The Hartford Checks and Balances Fund inception 05/31/2007

(advised by Hartford Investment Financial Services, LLC)

Performance Overview(1) 5/31/07 — 10/31/09	Investment objective — Seeks long-term capital appreciation and income.
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	Since
	Year	Inception
Checks and Balances A#	17.34%	-5.00%
Checks and Balances A##	10.89%	-7.19%
Checks and Balances B#	16.56%	-5.72%
Checks and Balances B##	11.56%	-6.85%
Checks and Balances C#	16.56%	-5.71%
Checks and Balances C##	15.56%	-5.71%
Checks and Balances I#	17.68%	-4.80%
Checks and Balances R3#	17.18%	-5.10%
Checks and Balances R4#	17.30%	-5.00%
Checks and Balances R5#	17.65%	-4.87%
Barclays Capital U.S. Aggregate Bond Index	13.79%	7.10%
Russell 3000 Index	10.83%	-13.04%
S&P 500 Index	9.78%	-12.92%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Class I shares commenced operations on 2/29/08. Performance prior to 2/29/08 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to 8/29/08 reflects Class A performance.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.
Portfolio Manager
Vernon J. Meyer, CFA
Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Checks and Balances Fund returned 17.34%, before sales charge, for the twelve-month period ended October 31, 2009, versus 16.15% for the Lipper Mixed-Asset Target Allocation Growth Funds average, 13.79% for the Barclays Capital U.S. Aggregate Bond Index, 9.78% for the S&P 500 Index, and 10.83% for the Russell 3000 Index.

2

Why did the Fund perform this way?
The Fund makes equal allocations of its assets to Class Y shares of the following Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities, fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.
The Fund’s relative performance benefited most from the performance of The Hartford Capital Appreciation Fund. The return of the Hartford Dividend and Growth Fund detracted most from relative performance.
What is the outlook?
The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to the Hartford Mutual Fund website at www.hartfordinvestor.com for the shareholder report of each Underlying Fund.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets
The Hartford Capital Appreciation Fund, Class Y	32 .8%
The Hartford Dividend and Growth Fund, Class Y	32 .7
The Hartford Total Return Bond Fund, Class Y	34 .1
Other Assets and Liabilities	0 .4

Total	100.0%

3

The Hartford Checks and Balances Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.6%
EQUITY FUNDS - 65.5%
16,625	The Hartford Capital Appreciation Fund, Class Y		$502,739
30,911	The Hartford Dividend and Growth Fund, Class Y		502,301

	Total equity funds (cost $1,152,265)		$1,005,040

FIXED INCOME FUNDS - 34.1%
50,639	The Hartford Total Return Bond Fund, Class Y		$523,603

	Total fixed income funds (cost $515,152)		$523,603

	Total investments in affiliated investment companies (cost $1,667,417)		$1,528,643

	Total long-term investments (cost $1,667,417)		$1,528,643

	Total investments (cost $1,667,417) ▲	99.6%	$1,528,643
	Other assets and liabilities	0.4%	5,989

	Total net assets	100.0%	$1,534,632

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $1,674,291 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,451
Unrealized Depreciation	(154,099)

Net Unrealized Depreciation	$(145,648)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Checks and Balances Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$1,528,643	$1,528,643	$—	$—

Total	$1,528,643	$1,528,643	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Checks and Balances Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $1,667,417)	$1,528,643
Receivables:
Fund shares sold	9,763
Dividends and interest	1,690
Other assets	91

Total assets	1,540,187

Liabilities:
Payables:
Investment securities purchased	2,407
Fund shares redeemed	2,762
Distribution fees	118
Accrued expenses	268

Total liabilities	5,555

Net assets	$1,534,632

Summary of Net Assets:
Capital stock and paid-in-capital	1,680,936
Accumulated undistributed net investment income	699
Accumulated net realized loss on investments	(8,229)
Unrealized depreciation of investments	(138,774)

Net assets	$1,534,632

Shares authorized	1,000,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.29/$8.77

Shares outstanding	129,481

Net assets	$1,073,060

Class B: Net asset value per share	$8.26

Shares outstanding	17,182

Net assets	$141,845

Class C: Net asset value per share	$8.26

Shares outstanding	36,191

Net assets	$298,931

Class I: Net asset value per share	$8.29

Shares outstanding	2,411

Net assets	$19,988

Class R3: Net asset value per share	$8.29

Shares outstanding	72

Net assets	$598

Class R4: Net asset value per share	$8.29

Shares outstanding	14

Net assets	$112

Class R5: Net asset value per share	$8.29

Shares outstanding	12

Net assets	$98

The accompanying notes are an integral part of these financial statements.

6

The Hartford Checks and Balances Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$33,612

Total investment income	33,612

Expenses:
Administrative services fees	1
Transfer agent fees	1,732
Distribution fees
Class A	1,978
Class B	1,091
Class C	2,365
Class R3	1
Class R4	—
Custodian fees	1
Accounting services fees	138
Registration and filing fees	218
Board of Directors’ fees	28
Audit fees	56
Other expenses	366

Total expenses (before waivers)	7,975
Expense waivers	(90)

Total waivers	(90)

Total expenses, net	7,885

Net Investment Income	25,727

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(5,518)

Net Realized Loss on Investments	(5,518)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	182,304

Net Changes in Unrealized Appreciation of Investments	182,304

Net Gain on Investments	176,786

Net Increase in Net Assets Resulting from Operations	$202,513

The accompanying notes are an integral part of these financial statements.

7

The Hartford Checks and Balances Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$25,727	$12,797
Net realized gain (loss) on investments	(5,518)	6,765
Net unrealized appreciation (depreciation) of investments	182,304	(329,223)

Net Increase (Decrease) In Net Assets Resulting From Operations	202,513	(309,661)

Distributions to Shareholders:
From net investment income
Class A	(19,857)	(10,497)
Class B	(1,937)	(874)
Class C	(4,371)	(2,405)
Class I	(319)	(47)
Class R3	(4)	—
Class R4	(2)	(1)
Class R5	(2)	(1)
From net realized gain on investments
Class A	(4,882)	—
Class B	(672)	—
Class C	(1,587)	—
Class I	(62)	—
Class R3	(1)	—
Class R4	—	—
Class R5	—	—

Total distributions	(33,696)	(13,825)

Capital Share Transactions:
Class A	306,059	696,123
Class B	36,819	97,717
Class C	54,694	229,519
Class I	10,072	10,092
Class R3	448	101
Class R4	21	100
Class R5	8	101

Net increase from capital share transactions	408,121	1,033,753

Net Increase In Net Assets	576,938	710,267
Net Assets:
Beginning of period	957,694	247,427

End of period	$1,534,632	$957,694

Accumulated undistributed (distribution in excess of) net investment income (loss)	$699	$1,464

The accompanying notes are an integral part of these financial statements.

8

The Hartford Checks and Balances Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Checks and Balances Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.
Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.
The Fund as a “Fund of Funds”, seeks its investment goal through investment in Class Y shares of a combination of Hartford mutual funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The Fund is managed by Hartford Investment Financial Services, LLC (“HIFSCO”).
Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2.	Significant Accounting Policies:
The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.
Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

9

The Hartford Checks and Balances Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
b)	Security Valuation - Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.
The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.
Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.
•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

10

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.
Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.
c)	Fund Share Valuation and Dividend Distributions to Shareholders - Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.
The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.
Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).
d)	Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.
e)	Indemnifications - Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Realized Gains and (Losses) - Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes.

11

The Hartford Checks and Balances Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
c)	Distributions and Components of Distributable Earnings - The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$26,491	$13,825
Long-Term Capital Gains *	7,205	—

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$699
Accumulated Capital Losses *	(1,355)
Unrealized Depreciation †	(145,648)

Total Accumulated Deficit	$(146,304)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts - The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.
e)	Capital Loss Carryforward - At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$1,355

Total	$1,355

f)	Accounting for Uncertainty in Income Taxes - Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement - HIFSCO serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and

12

office space for proper operation of the Fund. The Fund is managed by HIFSCO in accordance with the Fund’s investment objective and policies. The Fund does not currently pay any fees to HIFSCO for managing the Fund.
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.15%	1.90%	1.90%	0.90%	1.45%	1.15%	0.95%
Effective November 1, 2009, HIFSCO has agreed to revise the voluntary limit (which is the permanent expense limitation) on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.25%	2.00%	2.00%	1.00%	1.55%	1.25%	1.05%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $17,758 and contingent deferred sales charges of $614 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may

13

The Hartford Checks and Balances Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.
For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $359. These commissions are in turn paid to sales representatives of the broker/dealers.
e)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $1,663 for providing such services. These fees are accrued daily and paid monthly.
Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	11
Class R4	11
Class R5	11
6.	Investment Transactions:
For the year ended October 31, 2009, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$431,694
Sales Proceeds Excluding U.S. Government Obligations	31,927

14

7.	Capital Share Transactions:
The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	65,149	3,383	(27,811)	—	40,721	82,896	1,054	(11,616)	—	72,334
Amount	$482,643	$23,741	$(200,325)	$—	$306,059	$788,469	$9,911	$(102,257)	$—	$696,123
Class B
Shares	7,305	358	(2,601)	—	5,062	11,434	86	(1,283)	—	10,237
Amount	$52,801	$2,466	$(18,448)	$—	$36,819	$108,095	$808	$(11,186)	$—	$97,717
Class C
Shares	14,827	767	(8,403)	—	7,191	27,792	217	(4,262)	—	23,747
Amount	$109,066	$5,275	$(59,647)	$—	$54,694	$264,512	$2,054	$(37,047)	$—	$229,519
Class I
Shares	2,231	47	(1,000)	—	1,278	1,291	4	(162)	—	1,133
Amount	$17,045	$329	$(7,302)	$—	$10,072	$11,382	$39	$(1,329)	$—	$10,092
Class R3
Shares	64	1	(4)	—	61	11	—	—	—	11
Amount	$475	$5	$(32)	$—	$448	$101	$—	$—	$—	$101
Class R4
Shares	3	—	—	—	3	11	—	—	—	11
Amount	$19	$3	$(1)	$—	$21	$100	$—	$—	$—	$100
Class R5
Shares	1	—	—	—	1	11	—	—	—	11
Amount	$5	$3	$—	$—	$8	$100	$1	$—	$—	$101

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	98	$738
For the Year Ended October 31, 2008	51	$465
8.	Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.
9.	Subsequent Events:
Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

15

The Hartford Checks and Balances Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$7.32	$0.19	$—	$1.03	$1.22	$(0.20)	$(0.05)	$—	$(0.25)	$0.97	$8.29
B	7.29	0.13	—	1.04	1.17	(0.15)	(0.05)	—	(0.20)	0.97	8.26
C	7.29	0.13	—	1.04	1.17	(0.15)	(0.05)	—	(0.20)	0.97	8.26
I	7.32	0.21	—	1.03	1.24	(0.22)	(0.05)	—	(0.27)	0.97	8.29
R3	7.31	0.17	—	1.04	1.21	(0.18)	(0.05)	—	(0.23)	0.98	8.29
R4	7.32	0.19	—	1.03	1.22	(0.20)	(0.05)	—	(0.25)	0.97	8.29
R5	7.32	0.21	—	1.03	1.24	(0.22)	(0.05)	—	(0.27)	0.97	8.29

For the Year Ended October 31, 2008
A	10.51	0.21	—	(3.17)	(2.96)	(0.23)	—	—	(0.23)	(3.19)	7.32
B	10.49	0.15	—	(3.19)	(3.04)	(0.16)	—	—	(0.16)	(3.20)	7.29
C	10.49	0.15	—	(3.18)	(3.03)	(0.17)	—	—	(0.17)	(3.20)	7.29
I(e)	9.89	0.14	—	(2.57)	(2.43)	(0.14)	—	—	(0.14)	(2.57)	7.32
R3(h)	9.38	0.03	—	(2.06)	(2.03)	(0.04)	—	—	(0.04)	(2.07)	7.31
R4(h)	9.38	0.03	—	(2.05)	(2.02)	(0.04)	—	—	(0.04)	(2.06)	7.32
R5(h)	9.38	0.03	—	(2.04)	(2.01)	(0.05)	—	—	(0.05)	(2.06)	7.32

From (commencement of operations) May 31, 2007, through October 31, 2007
A(i)	10.00	0.05	—	0.51	0.56	(0.05)	—	—	(0.05)	0.51	10.51
B(i)	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49
C(i)	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Commenced operations on February 29, 2008.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on August 29, 2008.

(i)	Commenced operations on May 31, 2007.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)		Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

17.34%		$1,073,060	0.46%		0.46%		0.46%		2.45%		3%
16.56		141,845	1.31		1.23		1.23		1.68		—
16.56		298,931	1.22		1.22		1.22		1.76		—
17.68		19,988	0.20		0.20		0.20		2.61		—
17.18		598	0.87		0.78		0.78		1.46		—
17.30		112	0.49		0.48		0.48		2.48		—
17.65		98	0.17		0.17		0.17		2.84		—

(28.70)		649,297	0.42		0.41		0.41		2.08		6
(29.32)		88,364	1.26		1.23		1.23		1.22		—
(29.29)		211,502	1.17		1.17		1.17		1.26		—
(23.71	)(f)	8,293	0.16	(g)	0.16	(g)	0.16	(g)	2.09	(g)	—
(21.19	)(f)	80	0.81	(g)	0.80	(g)	0.80	(g)	1.93	(g)	—
(21.06	)(f)	79	0.51	(g)	0.50	(g)	0.50	(g)	2.23	(g)	—
(21.04	)(f)	79	0.21	(g)	0.21	(g)	0.21	(g)	2.52	(g)	—

5.56	(f)	172,572	0.43	(g)	0.43	(g)	0.43	(g)	1.77	(g)	—
5.24	(f)	19,750	1.26	(g)	1.25	(g)	1.25	(g)	0.96	(g)	—
5.23	(f)	55,105	1.18	(g)	1.18	(g)	1.18	(g)	1.02	(g)	—

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Checks and Balances Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Checks and Balances Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Checks and Balances Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	3.00%
Other Direct Federal Obligations*	1.00%
Other Securities	96.00%

Total	100.00%

DRD†	60.00%
QDI‡	60.00%
QII§	50.00%

*	The income received from federal obligations.

†	Income distributions, taxable as dividend income which qualify for deduction by corporations.

‡	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.195	N/A	0.054	0.249
Class B	0.141	N/A	0.054	0.195
Class C	0.141	N/A	0.054	0.195
Class I	0.215	N/A	0.054	0.269
Class R3	0.174	N/A	0.054	0.228
Class R4	0.191	N/A	0.054	0.245
Class R5	0.214	N/A	0.054	0.268
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Checks and Balances Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,170.80	$2.52	$1,000.00	$1,022.89	$2.35	0.46%	184	365
Class B	$1,000.00	$1,167.30	$6.66	$1,000.00	$1,019.06	$6.21	1.22	184	365
Class C	$1,000.00	$1,165.80	$6.66	$1,000.00	$1,019.06	$6.21	1.22	184	365
Class I	$1,000.00	$1,172.40	$1.20	$1,000.00	$1,024.10	$1.12	0.22	184	365
Class R3	$1,000.00	$1,169.10	$4.26	$1,000.00	$1,021.27	$3.97	0.78	184	365
Class R4	$1,000.00	$1,170.50	$2.68	$1,000.00	$1,022.74	$2.50	0.49	184	365
Class R5	$1,000.00	$1,172.30	$0.99	$1,000.00	$1,024.30	$0.92	0.18	184	365

23

The Hartford Checks and Balances Fund
Approval of Investment Management Agreement (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Checks and Balances Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO” or the “Adviser”) (the “Agreement”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Adviser to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Adviser, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreement.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreement with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.
Nature, Extent And Quality Of Services Provided by the Adviser
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Adviser. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreement, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Adviser’s professional personnel who provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning the Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on the Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Adviser’s support of the Fund’s compliance control structure, particularly the resources devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreement, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment

24

advisory. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO.
Performance of the Fund and the Adviser
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Adviser concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Adviser’s cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Adviser
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Adviser and its affiliates from its relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Adviser
The Board considered comparative information with respect to the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO relating to the total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO. The Board noted Management’s proposal to increase the levels above which expenses will be reimbursed for each share class by 0.10%.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Adviser, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

25

The Hartford Checks and Balances Fund
Approval of Investment Management Agreement (Unaudited) — (continued)
Based on these considerations, the Board concluded that the Fund’s total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Adviser’s realization of economies of scale with respect to the Fund, and whether the expense levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the expense ratios for the Fund at its current and reasonably anticipated asset levels.
Other Benefits
The Board considered other benefits to the Adviser and its affiliates from its relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-6 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06115

The Hartford
THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford Conservativ e Al ocation Fund

The Hartford Conservative Allocation Fund

The Hartford Conservative Allocation Fund inception 05/28/2004

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks current income and long-term capital appreciation.

Performance Overview(1) 5/28/04 — 10/31/09 Growth of a $10,000 investment in Class A which includes Sales Charge

Conservative Allocation ABarclays Capital U.S. $9,450 starting value Aggregate Bond Index $11,364 ending value $10,000 starting value $13,390 ending value S&P 500 Index $10,000 starting value $10,327 ending value
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index,Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns (2,3,4,5) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception

Conservative Allocation A#	18.90%	3.15%	3.46%
Conservative Allocation A##	12.36%	1.99%	2.38%
Conservative Allocation B#	18.01%	2.43%	2.74%
Conservative Allocation B##	13.01%	2.09%	2.59%
Conservative Allocation C#	18.04%	2.44%	2.75%
Conservative Allocation C##	17.04%	2.44%	2.75%
Conservative Allocation I#	19.19%	3.33%	3.62%
Conservative Allocation R3#	18.22%	2.87%	3.20%
Conservative Allocation R4#	18.89%	3.12%	3.43%
Conservative Allocation R5#	19.22%	3.29%	3.58%
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.05%	5.52%
S&P 500 Index	9.78%	0.33%	0.59%

#	Without sales charge

##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Conservative Allocation Fund returned 18.90%, before sales charges, for the twelve-month period ended October 31, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 9.78% and 13.79%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Conservative category, a group of funds with investment strategies similar to those of the Fund, was 15.42%.
Why did the Fund perform this way?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market — high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. After a difficult first half of the year, investor risk aversion fell significantly and the year ending October 31, 2009 finished strong.

2

During the period, the S&P 500 rose 9.8%. Across the different market capitalizations, mid-cap and large-cap stocks outperformed small-cap stocks. Within U.S. equities, the growth investment style outperformed value. In contrast to last year, international stocks outperformed U.S. stocks. Specifically, Emerging Markets stock, measured by the MSCI Emerging Markets Stock Index, posted the strongest results, up 64.6%. In March, investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter of 2009, with the S&P 500 rising 55% since the risk rally began in March. Within equities, investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and Russell Mid-Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 stocks outperformed their higher quality peers.
Within fixed income, yields decreased during the year, with the ten-year Treasury note yield falling 57 basis points to 3.38% and the five-year Treasury note yield falling 52 basis points to 2.31%. Within the major sectors of the Barclays Capital U.S. Aggregate Index, Credit was the top performer, while Agency securities were the worst. High Yield asset classes such as U.S. high yield bonds, floating rate notes, and Emerging Market Debt significantly outperformed the Barclays Capital U.S. Aggregate Index. The Barclays Capital High Yield index, for example, posted strong results, up 48.1% over the period.
Generally, the Fund’s target asset allocation is set at approximately 40% equities and 60% fixed-income. The Fund’s strategic asset allocation decisions within equities contributed to the fund’s performance. Specifically, favorable allocations within the international markets into emerging markets, international small-cap, and international real estate investment trusts (REITs) helped to offset an underweight (i.e. the Fund’s sector position was less than the benchmark position) to small and mid-cap stocks. The Fund’s strategic asset allocation decisions within fixed income detracted from performance. Although the Fund benefited from exposures to high yield asset classes, diversification within these high yield asset classes detracted from results. The Fund’s duration (i.e. sensitivity to changes in interest rates) was targeted to be less than the Barclays Capital U.S. Aggregate Index, a decision based on the risk preferences of the Fund. For the year, duration positioning detracted from performance.
Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the year, our underlying fund selection enhanced relative performance (i.e. performance of the Fund as measured against the benchmark). A hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required in March 09 to restore the Fund allocations back to their targets.
During the period, the Fund has continued to utilize exchange traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate, international real estate, and emerging market debt exposure.
What is the Outlook?
While the risk rally that began in early March has pushed equities and other high risk asset classes higher around the world, we believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their dramatic recovery in the 2nd and 3rd quarters. We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
Our view of the yield curve is consistent with low growth and low inflation and we expect yields to remain in their current ranges across the curve (10 year range of 3.2%-3.8%). In addition, we believe downward pressure on inflation has abated. However, slack in the economy means there is no near-term upward pressures on inflation. Longer maturities will likely remain in range despite continued concerns with supply pressures, inflation, dollar policy, and weak growth. We think the shape of the short end (3 months–3 years) of the curve already implies the imminent removal of accommodative monetary policy and despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
We have positioned the Fund with an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to international equities, both large and small cap, while reducing our high yield and floating rate note exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. In addition, we have reversed the underweight in inflation protected securities. Lastly, the fund increased its exposure to REITs, recognizing the inflationary benefits of the asset class.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets
Powershares Emerging Markets Sovereign Debt Portfolio ETF	0.3%
SPDR DJ Wilshire International Real Estate ETF	0.4
SPDR DJ Wilshire REIT ETF	0.7
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	9.5
The Hartford Capital Appreciation II Fund, Class Y	2.4
The Hartford Disciplined Equity Fund, Class Y	5.7
The Hartford Dividend and Growth Fund, Class Y	1.6
The Hartford Equity Income Fund, Class Y	2.6
The Hartford Floating Rate Fund, Class Y	8.0
The Hartford Fundamental Growth Fund, Class Y	0.6
The Hartford Global Equity Fund, Class Y	0.1
The Hartford Global Growth Fund, Class Y	2.4
The Hartford Growth Opportunities Fund, Class Y	1.9
The Hartford High Yield Fund, Class Y	5.1
The Hartford Income Fund, Class Y	9.5
The Hartford Inflation Plus Fund, Class Y	11.1
The Hartford International Opportunities Fund, Class Y	3.7
The Hartford International Small Company Fund, Class Y	2.2
The Hartford Select MidCap Value Fund, Class Y	0.7
The Hartford Select SmallCap Value Fund, Class Y	1.0
The Hartford Short Duration Fund, Class Y	10.2
The Hartford Strategic Income Fund, Class Y	1.7
The Hartford Total Return Bond Fund, Class Y	14.1
The Hartford Value Fund, Class Y	4.1
The Hartford Value Opportunities Fund, Class Y	0.1
Other Assets and Liabilities	0.3

Total	100.0%

3

The Hartford Conservative Allocation Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES — 98.3%
EQUITY FUNDS — 38.6%
692	The Hartford Capital Appreciation Fund, Class Y		$20,931
491	The Hartford Capital Appreciation II Fund, Class Y•		5,377
1,162	The Hartford Disciplined Equity Fund, Class Y		12,505
220	The Hartford Dividend and Growth Fund, Class Y		3,582
522	The Hartford Equity Income Fund, Class Y		5,644
146	The Hartford Fundamental Growth Fund, Class Y•		1,378
16	The Hartford Global Equity Fund, Class Y		130
392	The Hartford Global Growth Fund, Class Y•		5,228
198	The Hartford Growth Opportunities Fund, Class Y•		4,265
627	The Hartford International Opportunities Fund, Class Y		8,191
448	The Hartford International Small Company Fund, Class Y		4,884
193	The Hartford Select MidCap Value Fund, Class Y		1,483
267	The Hartford Select SmallCap Value Fund, Class Y		2,129
943	The Hartford Value Fund, Class Y		9,009
19	The Hartford Value Opportunities Fund, Class Y		203

	Total equity funds (cost $88,690)		$84,939

FIXED INCOME FUNDS — 59.7%
2,135	The Hartford Floating Rate Fund, Class Y		$17,701
1,664	The Hartford High Yield Fund, Class Y		11,198
2,205	The Hartford Income Fund, Class Y		20,994
2,133	The Hartford Inflation Plus Fund, Class Y		24,380
2,340	The Hartford Short Duration Fund, Class Y		22,462
430	The Hartford Strategic Income Fund, Class Y		3,741
3,002	The Hartford Total Return Bond Fund, Class Y		31,045

	Total fixed income funds (cost $131,124)		$131,521

	Total investments in affiliated investment companies (cost $219,814)		$216,460

EXCHANGE TRADED FUNDS — 1.4%
26	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$667
26	SPDR DJ Wilshire International Real Estate ETF		908
33	SPDR DJ Wilshire REIT ETF		1,441

	Total exchange traded funds (cost $2,668)		$3,016

	Total long-term investments (cost $222,482)		$219,476

SHORT-TERM INVESTMENTS — 0.0%
	Investment Pools and Funds - 0.0%
4	State Street Bank Money Market Fund		$4

	Total short-term investments (cost $4)		$4

	Total investments (cost $222,486)▲	99.7%	$219,480
	Other assets and liabilities	0.3%	622

	Total net assets	100.0%	$220,102

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $223,803 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,039
Unrealized Depreciation	(11,362)

Net Unrealized Depreciation	$(4,323)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Conservative Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$216,460	$216,460	$—	$—
Exchange Traded Funds	3,016	3,016	—	—
Short-Term Investments	4	4	—	—

Total	$219,480	$219,480	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Conservative Allocation Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,672)	$3,020
Investments in underlying affiliated funds, at market value (cost $219,814)	216,460
Receivables:
Fund shares sold	669
Dividends and interest	527
Other assets	46

Total assets	220,722

Liabilities:
Payables:
Investment securities purchased	203
Fund shares redeemed	356
Investment management fees	5
Distribution fees	18
Accrued expenses	38

Total liabilities	620

Net assets	$220,102

Summary of Net Assets:
Capital stock and paid-in-capital	243,488
Accumulated undistributed net investment income	495
Accumulated net realized loss on investments	(20,875)
Unrealized depreciation of investments	(3,006)

Net assets	$220,102

Shares authorized	400,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$9.57/$10.13

Shares outstanding	14,087

Net assets	$134,824

Class B: Net asset value per share	$9.57

Shares outstanding	2,555

Net assets	$24,438

Class C: Net asset value per share	$9.56

Shares outstanding	4,842

Net assets	$46,279

Class I: Net asset value per share	$9.56

Shares outstanding	95

Net assets	$908

Class R3: Net asset value per share	$9.61

Shares outstanding	71

Net assets	$680

Class R4: Net asset value per share	$9.56

Shares outstanding	845

Net assets	$8,078

Class R5: Net asset value per share	$9.57

Shares outstanding	511

Net assets	$4,895

The accompanying notes are an integral part of these financial statements.

6

The Hartford Conservative Allocation Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$116
Dividends from underlying affiliated funds	6,673
Interest	—

Total investment income	6,789

Expenses:
Investment management fees	280
Administrative services fees	14
Transfer agent fees	226
Distribution fees
Class A	288
Class B	213
Class C	396
Class R3	2
Class R4	16
Custodian fees	1
Accounting services fees	22
Registration and filing fees	116
Board of Directors’ fees	7
Audit fees	11
Other expenses	50

Total expenses (before waivers)	1,642
Expense waivers	(21)

Total waivers	(21)

Total expenses, net	1,621

Net Investment Income	5,168

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(11,636)

Net Realized Loss on Investments	(11,636)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	39,820

Net Changes in Unrealized Appreciation of Investments	39,820

Net Gain on Investments	28,184

Net Increase in Net Assets Resulting from Operations	$33,352

The accompanying notes are an integral part of these financial statements.

7

The Hartford Conservative Allocation Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$5,168	$5,728
Net realized loss on investments	(11,636)	(5,242)
Net unrealized appreciation (depreciation) of investments	39,820	(53,423)

Net Increase (Decrease) In Net Assets Resulting From Operations	33,352	(52,937)

Distributions to Shareholders:
From net investment income
Class A	(3,426)	(4,987)
Class B	(474)	(812)
Class C	(897)	(1,672)
Class I	(14)	(45)
Class R3	(8)	(5)
Class R4	(192)	(153)
Class R5	(104)	(58)
From net realized gain on investments
Class A	—	(4,169)
Class B	—	(882)
Class C	—	(1,608)
Class I	—	(57)
Class R3	—	(1)
Class R4	—	(21)
Class R5	—	(21)

Total distributions	(5,115)	(14,491)

Capital Share Transactions:
Class A	9,353 *	26,954
Class B	554 †	2,936
Class C	527 ‡	9,856
Class I	413	(817)
Class R3	309 §	324
Class R4	2,169 **	6,057
Class R5	2,177 ††	2,011

Net increase from capital share transactions	15,502	47,321

Net Increase (Decrease) In Net Assets	43,739	(20,107)
Net Assets:
Beginning of period	176,363	196,470

End of period	$220,102	$176,363

Accumulated undistributed (distribution in excess of) net investment income (loss)	$495	$442

*	Includes merger activity in the amount of $2,213.

†	Includes merger activity in the amount of $290.

‡	Includes merger activity in the amount of $788.

§	Includes merger activity in the amount of $38.

**	Includes merger activity in the amount of $418.

††	Includes merger activity in the amount of $91.
The accompanying notes are an integral part of these financial statements.

8

The Hartford Conservative Allocation Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Conservative Allocation Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.
Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.
The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).
Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2.	Significant Accounting Policies:
The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

9

The Hartford Conservative Allocation Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.
b)	Security Valuation — Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.
The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.
Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.
•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

10

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.
Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.
c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially

11

The Hartford Conservative Allocation Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$5,115	$8,611
Long-Term Capital Gains *	—	5,880

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$495
Accumulated Capital Losses *	(19,558)
Unrealized Depreciation †	(4,323)

Total Accumulated Deficit	$(23,386)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated net realized loss on investments by $1 and increase paid-in-capital by $1.

12

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$659

2016	7,466
2017	11,433

Total	$19,558

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses.
f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.
The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.35%	2.10%	2.10%	1.10%	1.78%	1.48%	1.18%

13

The Hartford Conservative Allocation Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.
d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $1,036 and contingent deferred sales charges of $78 from the Fund.
The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.
For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $33. These commissions are in turn paid to sales representatives of the broker/dealers.
e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $223 for providing such services. These fees are accrued daily and paid monthly.
Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$52,969
Sales Proceeds Excluding U.S. Government Obligations	36,389

14

6.	Capital Share Transactions:
The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	5,490	392	(5,081)	287	1,088	6,078	809	(4,337)	—	2,550
Amount	$46,887	$3,271	$(43,018)	$2,213	$9,353	$62,170	$8,613	$(43,829)	$—	$26,954
Class B
Shares	671	53	(701)	37	60	875	145	(754)	—	266
Amount	$5,631	$436	$(5,803)	$290	$554	$8,914	$1,556	$(7,534)	$—	$2,936
Class C
Shares	1,613	92	(1,796)	102	11	3,122	258	(2,546)	—	834
Amount	$13,731	$760	$(14,752)	$788	$527	$32,319	$2,758	$(25,221)	$—	$9,856
Class I
Shares	101	1	(57)	—	45	91	7	(177)	—	(79)
Amount	$908	$9	$(504)	$—	$413	$937	$83	$(1,837)	$—	$(817)
Class R3
Shares	125	1	(92)	5	39	129	—	(99)	—	30
Amount	$1,082	$8	$(819)	$38	$309	$1,324	$4	$(1,004)	$—	$324
Class R4
Shares	414	23	(237)	54	254	777	17	(240)	—	554
Amount	$3,452	$192	$(1,893)	$418	$2,169	$8,088	$174	$(2,205)	$—	$6,057
Class R5
Shares	325	12	(91)	12	258	242	8	(57)	—	193
Amount	$2,760	$104	$(778)	$91	$2,177	$2,483	$79	$(551)	$—	$2,011
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	40	$349
For the Year Ended October 31, 2008	32	$328
7.	Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.
8.	Fund Merger:
Reorganization of The Hartford Retirement Income Fund with and into The Hartford Conservative Allocation Fund:
On August 6, 2008, the Board of Directors of The Hartford Mutual Funds, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of the Company, The Hartford Retirement Income Fund (“Target Fund”), into another series of the Company, The Hartford Conservative Allocation Fund (“Acquiring Fund”) (the “Reorganization”). The reorganization did not require shareholder approval by shareholders of The Hartford Conservative Allocation Fund or The Hartford Retirement Income Fund.

15

The Hartford Conservative Allocation Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Pursuant to the Reorganization Agreement, on February 20, 2009, each holder of Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares of The Hartford Retirement Income Fund became the owner of full and fractional shares of the corresponding class in The Hartford Conservative Allocation Fund having an equal aggregate value.
This merger was accomplished by tax free exchange as detailed below:

					Net assets of
			Acquiring Fund	Net assets of	Acquiring
	Net assets of Target		shares issued to the	Acquiring Fund	Fund
	Fund on Merger	Target Fund shares	Target Fund’s	immediately before	immediately
	Date	exchanged	shareholders	merger	after merger
Class A	$2,213	305	287	$101,250	$103,463
Class B	290	40	37	18,900	19,190
Class C	788	108	102	35,423	36,211
Class I	N/A	N/A	N/A	340	340
Class R3	38	5	5	41	79
Class R4	418	58	54	6,085	6,503
Class R5	91	13	12	2,870	2,961

Total	$3,838	529	497	$164,909	$168,747
The Hartford Retirement Income Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of February 20, 2009.

	Unrealized Appreciation	Accumulated Net
Fund	(Depreciation)	Realized Gains (Losses)	Capital Stock
Target Fund	$(586)	$(1,542)	$5,966
9.	Subsequent Events:
Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

16

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17

The Hartford Conservative Allocation Fund
Financial Highlights
— Selected Per-Share Data (a) —

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$8.30	$0.25	$—	$1.28	$1.53	$(0.26)	$—	$—	$(0.26)	$1.27	$9.57
B	8.30	0.19	—	1.27	1.46	(0.19)	—	—	(0.19)	1.27	9.57
C	8.29	0.19	—	1.27	1.46	(0.19)	—	—	(0.19)	1.27	9.56
I	8.29	0.26	—	1.29	1.55	(0.28)	—	—	(0.28)	1.27	9.56
R3	8.28	0.17	—	1.32	1.49	(0.16)	—	—	(0.16)	1.33	9.61
R4	8.29	0.25	—	1.27	1.52	(0.25)	—	—	(0.25)	1.27	9.56
R5	8.30	0.26	—	1.29	1.55	(0.28)	—	—	(0.28)	1.27	9.57

For the Year Ended October 31, 2008
A	11.63	0.33	—	(2.84)	(2.51)	(0.42)	(0.40)	—	(0.82)	(3.33)	8.30
B	11.62	0.24	—	(2.82)	(2.58)	(0.34)	(0.40)	—	(0.74)	(3.32)	8.30
C	11.62	0.23	—	(2.81)	(2.58)	(0.35)	(0.40)	—	(0.75)	(3.33)	8.29
I	11.61	0.39	—	(2.86)	(2.47)	(0.45)	(0.40)	—	(0.85)	(3.32)	8.29
R3	11.61	0.32	—	(2.86)	(2.54)	(0.39)	(0.40)	—	(0.79)	(3.33)	8.28
R4	11.62	0.34	—	(2.85)	(2.51)	(0.42)	(0.40)	—	(0.82)	(3.33)	8.29
R5	11.63	0.39	—	(2.87)	(2.48)	(0.45)	(0.40)	—	(0.85)	(3.33)	8.30

For the Year Ended October 31, 2007
A	11.16	0.33	—	0.81	1.14	(0.38)	(0.29)	—	(0.67)	0.47	11.63
B	11.16	0.25	—	0.80	1.05	(0.30)	(0.29)	—	(0.59)	0.46	11.62
C	11.15	0.25	—	0.81	1.06	(0.30)	(0.29)	—	(0.59)	0.47	11.62
I	11.16	0.38	—	0.78	1.16	(0.42)	(0.29)	—	(0.71)	0.45	11.61
R3(g)	10.95	0.16	—	0.70	0.86	(0.20)	—	—	(0.20)	0.66	11.61
R4(g)	10.95	0.20	—	0.70	0.90	(0.23)	—	—	(0.23)	0.67	11.62
R5(g)	10.95	0.24	—	0.68	0.92	(0.24)	—	—	(0.24)	0.68	11.63

For the Year Ended October 31, 2006
A	10.57	0.26	—	0.76	1.02	(0.31)	(0.12)	—	(0.43)	0.59	11.16
B	10.56	0.19	—	0.76	0.95	(0.23)	(0.12)	—	(0.35)	0.60	11.16
C	10.56	0.19	—	0.76	0.95	(0.24)	(0.12)	—	(0.36)	0.59	11.15
I(j)	10.94	0.07	—	0.22	0.29	(0.07)	—	—	(0.07)	0.22	11.16

For the Year Ended October 31, 2005
A	10.27	0.23	—	0.28	0.51	(0.21)	—	—	(0.21)	0.30	10.57
B	10.26	0.16	—	0.28	0.44	(0.14)	—	—	(0.14)	0.30	10.56
C	10.26	0.16	—	0.28	0.44	(0.14)	—	—	(0.14)	0.30	10.56

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	During the year ended October 31, 2009, The Hartford Conservative Allocation Fund incurred $0.2 million in sales associated with the transition of assets from The Hartford Retirement Income Fund, which merge into The Fund on February 20, 2009. These sales are excluded from the portfolio turnover rate calculation.

(g)	Commenced operations on December 22, 2006.

(h)	Not annualized.

(i)	Annualized.

(j)	Commenced operations on August 31, 2006.

18

— Ratios and Supplemental Data —

		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

18.90%	$134,824	0.62%		0.62%		0.62%		3.00%		20	%(f)
18.01	24,438	1.46		1.38		1.38		2.26		—
18.04	46,279	1.39		1.38		1.38		2.28		—
19.19	908	0.36		0.36		0.36		3.17		—
18.22	680	1.02		1.02		1.02		2.06		—
18.89	8,078	0.66		0.66		0.66		2.94		—
19.22	4,895	0.36		0.36		0.36		3.10		—

(22.99)	107,922	0.57		0.57		0.57		3.09		27
(23.55)	20,703	1.40		1.40		1.40		2.29		—
(23.57)	40,054	1.33		1.33		1.33		2.23		—
(22.73)	418	0.31		0.31		0.31		4.43		—
(23.28)	269	0.97		0.97		0.97		2.01		—
(23.01)	4,900	0.63		0.63		0.63		2.21		—
(22.81)	2,097	0.34		0.34		0.34		2.84		—

10.64	121,488	0.59		0.59		0.59		2.91		40
9.81	25,903	1.42		1.28		1.28		2.25		—
9.91	46,433	1.35		1.28		1.28		2.17		—
10.86	1,502	0.27		0.27		0.27		2.64		—
7.93(h)	20	1.05	(i)	1.03	(i)	1.03	(i)	1.87	(i)	—
8.25(h)	429	0.75	(i)	0.75	(i)	0.75	(i)	2.26	(i)	—
8.53(h)	695	0.48	(i)	0.46	(i)	0.46	(i)	2.41	(i)	—

9.85	93,504	0.64		0.63		0.63		2.41		29
9.19	20,782	1.48		1.31		1.31		1.73		—
9.10	36,123	1.41		1.31		1.31		1.67		—
2.69(h)	10	0.72	(i)	0.41	(i)	0.41	(i)	2.07	(i)	—

4.96	70,533	0.63		0.60		0.60		2.25		23
4.26	14,525	1.48		1.26		1.26		1.60		—
4.26	27,453	1.42		1.26		1.26		1.56		—

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Conservative Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Conservative Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

20

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

22

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Conservative Allocation Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	5.00%
Other Direct Federal Obligations*	1.00%
Other Securities	94.00%

Total	100.00%

DRD†	25.00%
QDI‡	25.00%
QII§	80.00%

*	The income received from federal obligations.

†	Income distributions, taxable as dividend income which qualify for deduction by corporations.

‡	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.257	N/A	N/A	0.257
Class B	0.192	N/A	N/A	0.192
Class C	0.193	N/A	N/A	0.193
Class I	0.276	N/A	N/A	0.276
Class R3	0.157	N/A	N/A	0.157
Class R4	0.254	N/A	N/A	0.254
Class R5	0.279	N/A	N/A	0.279
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

24

The Hartford Conservative Allocation Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,162.30	$3.38	$1,000.00	$1,022.08	$3.16	0.62%	184	365
Class B	$1,000.00	$1,158.10	$7.51	$1,000.00	$1,018.25	$7.02	1.38	184	365
Class C	$1,000.00	$1,158.40	$7.51	$1,000.00	$1,018.25	$7.02	1.38	184	365
Class I	$1,000.00	$1,164.00	$1.85	$1,000.00	$1,023.49	$1.73	0.34	184	365
Class R3	$1,000.00	$1,158.00	$5.55	$1,000.00	$1,020.06	$5.19	1.02	184	365
Class R4	$1,000.00	$1,162.30	$3.60	$1,000.00	$1,021.88	$3.36	0.66	184	365
Class R5	$1,000.00	$1,163.80	$1.96	$1,000.00	$1,023.39	$1.84	0.36	184	365

25

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Conservative Allocation Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In

27

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

28

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-7  12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Disciplined Equity Fund

The Hartford Disciplined Equity Fund inception 04/30/1998 (subadvised by Wellington Management Company, LLP)	Investment objective — Seeks growth of capital.

Performance Overview(1) 10/31/99 — 10/31/09 Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns (2,3,4,5) (as of 10/31/09)

	1	5	10
	Year	Year	Year
Disciplined Equity A#	12.82%	0.03%	-1.01%
Disciplined Equity A##	6.62%	-1.09%	-1.57%
Disciplined Equity B#	12.39%	-0.58%	NA*
Disciplined Equity B##	7.39%	-0.98%	NA*
Disciplined Equity C#	11.82%	-0.72%	-1.72%
Disciplined Equity C##	10.82%	-0.72%	-1.72%
Disciplined Equity R3#	12.65%	0.11%	-0.71%
Disciplined Equity R4#	12.65%	0.25%	-0.64%
Disciplined Equity R5#	13.12%	0.43%	-0.55%
Disciplined Equity Y#	13.25%	0.50%	-0.52%
S&P 500 Index	9.78%	0.33%	-0.95%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
James A. Rullo, CFA	Mammen Chally, CFA
Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Disciplined Equity Fund returned 12.82%, before sales charge, for the twelve-month period ended October 31, 2009, outperforming its benchmark, the S&P 500 Index, which returned 9.78% for the same period. The Fund also outperformed the 10.71% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The period was marked by two distinct episodes. The first was a freefall of global equity markets from October through March. This was characterized by uncertainty over the U.S. government stimulus package, tight global credit and liquidity conditions, a collapse of global industrial production, and sharp increases in unemployment. Beginning in March, global equity markets rallied sharply as investors showed increased appetite for risk and reacted positively to nascent signs of a bottoming in the fortunes of the financial industry, coupled with aggressive intervention by the Federal Reserve (Fed) in the capital markets, and better-than-expected corporate profits due to cost cutting. Signs of economic stabilization overshadowed concerns about high unemployment and weak home prices.

2

Strength was widespread during the period as nine of the ten broad economic sectors in the S&P 500 Index rose. Information Technology (+32%), Consumer Discretionary (+21%) and Materials (+16%) performed relatively well during the period. Financials (–8%), Utilities (+2%), and Industrials (+3%) fared less well.
The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) outperformance was due largely to strong stock selection within Financials, Energy, Materials, and Health Care. Our below-benchmark allocation to Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology also contributed to the Fund’s relative outperformance.
The largest contributors to relative performance were Bank of America (Financials), Wells Fargo (Financials), and Gap (Consumer Discretionary). Not owning benchmark component Bank of America (Financials) for the first half of the period helped performance versus the benchmark as the stock price fell over concerns that it required substantially more capital to support its acquisitions of troubled Merrill Lynch and Countrywide. We purchased the stock when it became clear that the company’s prospects were better than the market feared and thus benefited from the stock’s subsequent rise in price. In a difficult period for Financial Services stocks, shares of U.S. bank Wells Fargo fell less than those of many other U.S. banks as the company benefited from industry consolidation and a “flight to quality.” Shares of U.S. specialty-retailer Gap rose due to better-than-expected sales and management’s focus on increasing profits. Our position in Apple (Information Technology) was among our top absolute (i.e. total return) contributors to performance.
The largest detractors to performance relative to the benchmark were Apollo Group (Consumer Discretionary), PNC Financial Services (Financials), and Exelon (Utilities). For-profit education provider Apollo Group, which operates the University of Phoenix among other institutions, saw share price weakness in the latter part of the period due to criticisms of the company’s academic quality, assessment, recruiting, and financial aid procedures. We did not own the stock for much of the first half of the period when the share price rose, which detracted from the Fund’s performance. PNC, a banking, asset management, and funds processing services company, saw its share price decline along with the rest of the Financials sector due to a loss of confidence in the U.S. financial system. Shares of the largest nuclear power generator in the U.S., Exelon, declined as the company reported disappointing revenues and below-consensus guidance citing weak electricity demand. Other detractors from absolute performance included General Mills (Consumer Staples) and Southwest Airlines (Industrials).
What is the outlook?
It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all taken with an eye towards thawing the credit markets and placing a floor on housing price declines and a ceiling on housing inventory.
The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up (i.e. stock by stock fundamental research) stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight the Health Care, Information Technology, and Financials sectors and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Consumer Staples, Industrials, and Materials relative to the Fund’s benchmark.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.1%
Banks (Financials)	4.8
Capital Goods (Industrials)	6.9
Commercial & Professional Services (Industrials)	0.7
Consumer Durables & Apparel (Consumer Discretionary)	0.5
Consumer Services (Consumer Discretionary)	1.4
Diversified Financials (Financials)	4.5
Energy (Energy)	10.8
Food & Staples Retailing (Consumer Staples)	1.4
Food, Beverage & Tobacco (Consumer Staples)	7.0
Health Care Equipment & Services (Health Care)	3.5
Insurance (Financials)	6.0
Materials (Materials)	1.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	14.0
Real Estate (Financials)	0.9
Retailing (Consumer Discretionary)	6.3
Semiconductors & Semiconductor Equipment (Information Technology)	3.2
Software & Services (Information Technology)	10.3
Technology Hardware & Equipment (Information Technology)	8.0
Telecommunication Services (Services)	2.1
Utilities (Utilities)	4.8
Short-Term Investments	0.2
Other Assets and Liabilities	0.3

Total	100.0%

3

The Hartford Disciplined Equity Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 99.5%
	Automobiles & Components — 1.1%
145	Ford Motor Co. •Ø	$1,013
51	TRW Automotive Holdings Corp. •	790

		1,803

	Banks — 4.8%
63	PNC Financial Services Group, Inc.	3,068
178	Wells Fargo & Co.	4,896

		7,964

	Capital Goods — 6.9%
50	Dover Corp. Ø	1,888
35	Fluor Corp.	1,541
41	General Dynamics Corp.	2,596
17	Northrop Grumman Corp.	837
24	Precision Castparts Corp.	2,331
14	Raytheon Co.	611
30	United Technologies Corp.	1,844

		11,648

	Commercial & Professional Services — 0.7%
25	Manpower, Inc.	1,176

	Consumer Durables & Apparel — 0.5%
59	Newell Rubbermaid, Inc.	849

	Consumer Services — 1.4%
24	Apollo Group, Inc. Class A •Ø	1,353
11	ITT Educational Services, Inc. •	958

		2,311

	Diversified Financials — 4.5%
31	Ameriprise Financial, Inc.	1,061
192	Bank of America Corp	2,794
21	Goldman Sachs Group, Inc.	3,573

		7,428

	Energy — 10.8%
34	ConocoPhillips Holding Co. Ø	1,716
21	Consol Energy, Inc.	916
9	Diamond Offshore Drilling, Inc. Θ	886
36	Hess Corp. Ø	1,954
84	Marathon Oil Corp.	2,673
92	Nabors Industries Ltd. •	1,910
32	National Oilwell Varco, Inc. •Ø	1,328
37	Occidental Petroleum Corp.	2,808
21	Peabody Energy Corp.	816
33	Ultra Petroleum Corp. •	1,621
32	XTO Energy, Inc.	1,322

		17,950

	Food & Staples Retailing — 1.4%
34	BJ’s Wholesale Club, Inc. •	1,184
33	Walgreen Co.	1,248

		2,432

	Food, Beverage & Tobacco — 7.0%
143	Altria Group, Inc.	2,597
17	Archer Daniels Midland Co.	497
27	Dr. Pepper Snapple Group •	742
22	Lorillard, Inc.	1,710
33	PepsiCo, Inc.	2,016
89	Philip Morris International, Inc.	4,234

		11,796

	Health Care Equipment & Services — 3.5%
33	Medtronic, Inc.	1,189
62	St. Jude Medical, Inc. •	2,109
57	UnitedHealth Group, Inc.	1,484
22	Wellpoint, Inc. •	1,034

		5,816

	Insurance — 6.0%
45	Allied World Assurance Holdings Ltd.	1,996
71	Axis Capital Holdings Ltd.	2,037
26	Everest Re Group Ltd.	2,266
91	Genworth Financial, Inc.	968
37	Lincoln National Corp. ØΘ	887
17	Prudential Financial, Inc .	787
57	Unum Group	1,143

		10,084

	Materials — 1.3%
19	Freeport-McMoRan Copper & Gold, Inc.	1,401
19	Mosaic Co. Θ	888

		2,289

	Pharmaceuticals, Biotechnology & Life Sciences — 14.0%
40	Abbott Laboratories	2,013
62	Amgen, Inc. •Ø	3,348
118	Bristol-Myers Squibb Co.	2,581
92	Eli Lilly & Co.	3,132
114	Forest Laboratories, Inc. •	3,157
34	Gilead Sciences, Inc. •	1,438
28	Johnson & Johnson	1,659
63	Merck & Co., Inc.	1,958
92	Pfizer, Inc.	1,566
92	Schering-Plough Corp.	2,606

		23,458

	Real Estate — 0.9%
89	Annaly Capital Management, Inc.	1,505

	Retailing — 6.3%
16	Amazon.com, Inc. •	1,889
3	AutoZone, Inc. •	446
29	Best Buy Co., Inc.	1,096
36	Big Lots, Inc. •	897
142	Gap, Inc.	3,032
51	Macy’s, Inc.	892
161	Office Depot, Inc. •	976
37	TJX Cos., Inc.	1,375

		10,603

	Semiconductors & Semiconductor Equipment — 3.2%
32	Maxim Integrated Products, Inc.	540
135	ON Semiconductor Corp. •	904
95	Texas Instruments, Inc. Ø	2,225
76	Xilinx, Inc.	1,642

		5,311

	Software & Services — 10.3%
38	Accenture plc	1,401
22	BMC Software, Inc. •	832
35	eBay, Inc. •	788
6	Google, Inc.	3,056
4	Mastercard, Inc.	811
166	Microsoft Corp.	4,609
149	Oracle Corp.	3,148
14	Sohu.com, Inc. •	779
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 99.5% — (continued)
	Software & Services — 10.3% — (continued)
47	VeriSign, Inc. •		$1,072
46	Western Union Co.		841

			17,337

	Technology Hardware & Equipment — 8.0%
24	Apple, Inc. •		4,562
85	Cisco Systems, Inc.		1,931
38	Hewlett-Packard Co.		1,780
21	IBM Corp.		2,533
29	Qualcomm, Inc. Ø		1,188
92	Seagate Technology		1,279

			13,273

	Telecommunication Services — 2.1%
136	AT&T, Inc.		3,484

	Utilities - 4.8%
38	Entergy Corp.		2,931
39	Exelon Corp.		1,850
37	FirstEnergy Corp.		1,588
8	PG&E Corp.		344
60	UGI Corp.		1,433

			8,146

	Total common stocks (cost $164,714)		$166,663

	Total long-term investments (cost $164,714)		$166,663

SHORT-TERM INVESTMENTS — 0.2%
	Repurchase Agreements — 0.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $13, collateralized by GNMA 5.00%, 2039, value of $13)
$13	0.08%, 10/30/2009		$13

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $76, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $77)

76	0.08%, 10/30/2009		76
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $85, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $86)
85	0.08%, 10/30/2009		85
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1, collateralized by U.S. Treasury Note 2.75%, 2013, value of $1)
1	0.05%, 10/30/2009		1
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $147, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $150)
146	0.07%, 10/30/2009		146

			321

	Total short-term investments (cost $321)		$321

	Total investments (cost $165,035) ▲	99.7%	$166,984
	Other assets and liabilities	0.3%	469

	Total net assets	100.0%	$167,453

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.5% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $165,386 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$19,790
Unrealized Depreciation	(18,192)

Net Unrealized Appreciation	$1,598

•	Currently non-income producing.

Θ	At October 31, 2009, these securities were designated to cover open call options written as follows:

				Unrealized
Issuer/ Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts*	Value ╪	Received	(Depreciation)
Diamond Offshore Drilling, Inc., $110.00, Nov, 2009	17	$1	$2	$1
Lincoln National Corp., $27.00, Nov, 2009	72	4	14	10
Mosaic Co., $60.00, Nov, 2009	35	–	3	3

		$5	$19	$14

*	The number of contracts does not omit 000’s.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Disciplined Equity Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Ø	At October 31, 2009, the sum of securities valued at $1,091 and cash of $442 collateralized the maximum delivery obligation of open put options written as follows:

				Unrealized
Issuer/ Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts*	Value ╪	Received	(Depreciation)
Amgen, Inc., $52.50, Dec, 2009	47	$10	$8	$(2)
Apollo Group, Inc., $50.00, Dec, 2009	43	$7	$5	$(2)
ConocoPhillips, $40.00, Nov, 2009	38	$—	$3	$3
Dover Corp., $35.00, Nov, 2009	5	$—	$—	$—
Ford Motor Co., $6.00, Nov, 2009	241	$3	$5	$2
Hess Corp., $50.00, Nov, 2009	30	$2	$2	$—
Lincoln National Corp. , $17.50, Nov, 2009	72	$1	$4	$3
National Oilwell Varco, Inc., $35.00, Dec, 2009	41	$4	$3	$(1)
Qualcomm, Inc., $40.00, Nov, 2009	45	$4	$5	$1
Texas Instruments, Inc., $21.00, Nov, 2009	75	$1	$2	$1

		$32	$37	$5

*	The number of contracts does not omit 000’s.
Futures Contracts Outstanding at October 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
S&P 500 Mini	11	Long	Dec 2009	$(8)

*	The number of contracts does not omit 000’s.
Cash of $50 was pledged as initial margin deposit for open futures contracts at October 31, 2009.
╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

6

The Hartford Disciplined Equity Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$166,663	$166,663	$—	$—
Short-Term Investments	321	—	321	—

Total	$166,984	$166,663	$321	$—

Other Financial Instruments *	$24	$24	$—	$—

Liabilities:
Other Financial Instruments *	$13	$13	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Disciplined Equity Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $165,035)	$166,984
Cash	492	*†
Receivables:
Investment securities sold	2
Fund shares sold	37
Dividends and interest	228
Other assets	49

Total assets	167,792

Liabilities:
Bank overdraft — U.S. Dollars	—
Payables:
Fund shares redeemed	193
Investment management fees	21
Distribution fees	7
Variation margin	16
Accrued expenses	65
Written options (proceeds $56)	37

Total liabilities	339

Net assets	$167,453

Summary of Net Assets:
Capital stock and paid-in-capital	231,002
Accumulated undistributed net investment income	1,777
Accumulated net realized loss on investments	(67,286)
Unrealized appreciation of investments	1,960

Net assets	$167,453

Shares authorized	450,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$10.44/$11.05

Shares outstanding	8,150

Net assets	$85,080

Class B: Net asset value per share	$9.89

Shares outstanding	826

Net assets	$8,165

Class C: Net asset value per share	$9.84

Shares outstanding	1,222

Net assets	$12,025

Class R3: Net asset value per share	$10.71

Shares outstanding	2

Net assets	$20

Class R4: Net asset value per share	$10.68

Shares outstanding	5

Net assets	$55

Class R5: Net asset value per share	$10.75

Shares outstanding	1

Net assets	$8

Class Y: Net asset value per share	$10.76

Shares outstanding	5,772

Net assets	$62,100

*	Cash of $442 was designated to cover open put options written.

†	Cash of $50 was designated to cover open futures contracts.
The accompanying notes are an integral part of these financial statements.

8

The Hartford Disciplined Equity Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$4,072
Interest	31
Securities lending	—

Total investment income	4,103

Expenses:
Investment management fees	1,265
Administrative services fees	—
Transfer agent fees	518
Distribution fees
Class A	207
Class B	94
Class C	118
Class R3	—
Class R4	—
Custodian fees	8
Accounting services fees	27
Registration and filing fees	72
Board of Directors’ fees	6
Audit fees	11
Other expenses	51

Total expenses (before waivers and fees paid indirectly)	2,377
Expense waivers	(259)
Transfer agent fee waivers	(204)
Commission recapture	(3)
Custodian fee offset	—

Total waivers and fees paid indirectly	(466)

Total expenses, net	1,911

Net Investment Income	2,192

Net Realized Loss on Investments and Other Financial Instruments:
Net realized loss on investments in securities	(33,845)
Net realized gain on futures	393
Net realized gain on written options	253

Net Realized Loss on Investments and Other Financial Instruments	(33,199)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	51,440
Net unrealized depreciation of futures	(124)
Net unrealized appreciation of written options	19

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	51,335

Net Gain on Investments and Other Financial Instruments	18,136

Net Increase in Net Assets Resulting from Operations	$20,328

The accompanying notes are an integral part of these financial statements.

9

The Hartford Disciplined Equity Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$2,192	$1,270
Net realized loss on investments and other financial instruments	(33,199)	(23,436)
Net unrealized appreciation (depreciation) of investments and other financial instruments	51,335	(97,417)

Net Increase (Decrease) In Net Assets Resulting From Operations	20,328	(119,583)

Distributions to Shareholders:
From net investment income
Class A	(511)	(266)
Class R3	—	—
Class R4	(1)	—
Class R5	—	—
Class Y	(828)	(754)

Total distributions	(1,340)	(1,020)

Capital Share Transactions:
Class A	(16,001)	(24,705)
Class B	(4,603)	(9,365)
Class C	(2,799)	(3,758)
Class R3	9	6
Class R4	37	1
Class R5	—	—
Class Y	(14,268)	(234)

Net decrease from capital share transactions	(37,625)	(38,055)

Net Decrease In Net Assets	(18,637)	(158,658)
Net Assets:
Beginning of period	186,090	344,748

End of period	$167,453	$186,090

Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,777	$928

The accompanying notes are an integral part of these financial statements.

10

The Hartford Disciplined Equity Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Disciplined Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

11

The Hartford Disciplined Equity Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

12

•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

e)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

13

The Hartford Disciplined Equity Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
f)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

g)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of October 31, 2009.

h)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location
Equity contracts		Summary of Net Assets — Unrealized depreciation	$8
Equity contracts		Written Options, Market Value	37

14

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$253	$—	$393	$—	$—	$646

Total	$253	$—	$393	$—	$—	$646

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	19	—	(124)	—	—	$(105)

Total	$19	$—	$(124)	$—	$—	$(105)

j)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

15

The Hartford Disciplined Equity Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. The Fund had no outstanding purchased option contracts as of October 31, 2009. Transactions involving written option contracts for the Fund during the year ended October 31, 2009, are summarized below:

Options Contract Activity During the Year Ended October 31, 2009
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	4,012	278
Expired	(2,678)	(175)
Closed	(843)	(58)
Exercised	(367)	(26)

End of Period	124	$19

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	3,374	178
Expired	(1,964)	(103)
Closed	(511)	(28)
Exercised	(262)	(10)

End of Period	637	$37

*	The number of contracts does not omit 000’s.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

16

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$1,340	$1,020
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,777
Accumulated Capital Losses *	(66,943)
Unrealized Appreciation †	1,617

Total Accumulated Deficit	$(63,549)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated undistributed net investment income by $3 and increase accumulated net realized gain on investments by $3.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2011	$10,424
2016	23,225
2017	33,294

Total	$66,943

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
5.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

17

The Hartford Disciplined Equity Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.60%	1.30%	1.00%	0.95%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.17%	1.40%	1.40%		1.39%	1.38%
Class B Shares	1.60	1.94	2.08		2.07	2.13
Class C Shares	2.03	2.12	2.09		2.09	2.10
Class R3 Shares	1.38	1.65	1.65	*
Class R4 Shares	1.29	1.28	1.34	*
Class R5 Shares	0.95	0.99	1.05	*
Class Y Shares	0.86	0.88	0.88		0.88	0.89

*	From December 22, 2006 (commencement of operations), through October 31, 2007.

18

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $90 and contingent deferred sales charges of $13 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $10. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $323 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

19

The Hartford Disciplined Equity Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
g)	Payments from Affiliate — The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for	Affiliate for the
	the Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.08%	13.78%
Class B	0.08	13.05
Class C	0.08	12.98
Class Y	0.07	14.37
6.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	1
Class R4	1
Class R5	1
7.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$98,191
Sales Proceeds Excluding U.S. Government Obligations	131,676

20

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,031	57	(2,872)	—	(1,784)	825	18	(2,793)	—	(1,950)
Amount	$9,294	$494	$(25,789)	$—	$(16,001)	$10,605	$259	$(35,569)	$—	$(24,705)
Class B
Shares	48	—	(577)	—	(529)	68	—	(830)	—	(762)
Amount	$404	$—	$(5,007)	$—	$(4,603)	$825	$—	$(10,190)	$—	$(9,365)
Class C
Shares	146	—	(480)	—	(334)	102	—	(414)	—	(312)
Amount	$1,238	$—	$(4,037)	$—	$(2,799)	$1,215	$—	$(4,973)	$—	$(3,758)
Class R3
Shares	1	—	—	—	1	—	—	—	—	—
Amount	$14	$—	$(5)	$—	$9	$6	$—	$—	$—	$6
Class R4
Shares	4	—	—	—	4	—	—	—	—	—
Amount	$36	$1	$—	$—	$37	$1	$—	$—	$—	$1
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Class Y
Shares	714	93	(2,089)	—	(1,282)	665	51	(860)	—	(144)
Amount	$5,895	$828	$(20,991)	$—	$(14,268)	$8,318	$754	$(9,306)	$—	$(234)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	189	$1,726
For the Year Ended October 31, 2008	229	$3,024
9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

21

The Hartford Disciplined Equity Fund
Financial Highlights
— Selected Per-Share Data (a) —

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$9.31	$0.12	$—	$1.06	$1.18	$(0.05)	$—	$—	$(0.05)	$1.13	$10.44
B	8.80	0.08	—	1.01	1.09	—	—	—	—	1.09	9.89
C	8.80	0.04	—	1.00	1.04	—	—	—	—	1.04	9.84
R3	9.56	0.09	—	1.11	1.20	(0.05)	—	—	(0.05)	1.15	10.71
R4	9.60	0.10	—	1.09	1.19	(0.11)	—	—	(0.11)	1.08	10.68
R5	9.62	0.14	—	1.10	1.24	(0.11)	—	—	(0.11)	1.13	10.75
Y	9.64	0.15	—	1.09	1.24	(0.12)	—	—	(0.12)	1.12	10.76

For the Year Ended October 31, 2008
A	14.91	0.05	—	(5.63)	(5.58)	(0.02)	—	—	(0.02)	(5.60)	9.31
B	14.16	(0.05)	—	(5.31)	(5.36)	—	—	—	—	(5.36)	8.80
C	14.17	(0.06)	—	(5.31)	(5.37)	—	—	—	—	(5.37)	8.80
R3	15.33	0.01	—	(5.78)	(5.77)	—	—	—	—	(5.77)	9.56
R4	15.37	0.06	—	(5.79)	(5.73)	(0.04)	—	—	(0.04)	(5.77)	9.60
R5	15.41	0.10	—	(5.81)	(5.71)	(0.08)	—	—	(0.08)	(5.79)	9.62
Y	15.43	0.12	—	(5.81)	(5.69)	(0.10)	—	—	(0.10)	(5.79)	9.64

For the Year Ended October 31, 2007
A	13.19	0.04	0.01	1.77	1.82	(0.10)	—	—	(0.10)	1.72	14.91
B	12.53	(0.07)	0.01	1.70	1.64	(0.01)	—	—	(0.01)	1.63	14.16
C	12.54	(0.07)	0.01	1.70	1.64	(0.01)	—	—	(0.01)	1.63	14.17
R3(g)	13.89	—	—	1.44	1.44	—	—	—	—	1.44	15.33
R4(g)	13.89	0.03	—	1.45	1.48	—	—	—	—	1.48	15.37
R5(g)	13.89	0.07	—	1.45	1.52	—	—	—	—	1.52	15.41
Y	13.58	0.19	0.01	1.75	1.95	(0.10)	—	—	(0.10)	1.85	15.43

For the Year Ended October 31, 2006
A	11.78	0.04	—	1.39	1.43	(0.02)	—	—	(0.02)	1.41	13.19
B	11.25	(0.03)	—	1.31	1.28	—	—	—	—	1.28	12.53
C	11.26	(0.04)	—	1.32	1.28	—	—	—	—	1.28	12.54
Y	12.12	0.14	—	1.40	1.54	(0.08)	—	—	(0.08)	1.46	13.58

For the Year Ended October 31, 2005
A	10.67	0.10	—	1.09	1.19	(0.08)	—	—	(0.08)	1.11	11.78
B	10.20	(0.02)	—	1.08	1.06	(0.01)	—	—	(0.01)	1.05	11.25
C	10.22	(0.02)	—	1.07	1.05	(0.01)	—	—	(0.01)	1.04	11.26
Y	10.99	0.15	—	1.12	1.27	(0.14)	—	—	(0.14)	1.13	12.12

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

(g)	Commenced operations on December 22, 2006.

(h)	Not annualized.

(i)	Annualized.

22

— Ratios and Supplemental Data —

		Ratio of Expenses to Average	Ratio of Expenses to Average	Ratio of Expenses to Average
		Net Assets Before Waivers and	Net Assets After Waivers and	Net Assets After Waivers and	Ratio of Net
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Investment Income to		Portfolio
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Average Net Assets		Turnover Rate(d)

12.82%	$85,080	1.58%	1.17%	1.17%	1.27%		59%
12.39	8,165	2.65	1.60	1.60	0.86		—
11.82	12,025	2.22	2.03	2.03	0.41		—
12.65	20	2.04	1.38	1.38	0.98		—
12.65	55	1.29	1.29	1.29	1.09		—
13.12	8	0.95	0.95	0.95	1.47		—
13.13	62,100	0.86	0.86	0.86	1.57		—

(37.46)	92,476	1.44	1.40	1.40	0.36		69
(37.85)	11,931	2.39	1.95	1.95	(0.18)		—
(37.90)	13,691	2.13	2.13	2.13	(0.36)		—
(37.64)	11	1.87	1.65	1.65	0.12		—
(37.37)	8	1.28	1.28	1.28	0.48		—
(37.23)	7	0.99	0.99	0.99	0.77		—
(37.09)	67,966	0.89	0.89	0.89	0.88		—

13.87 (f)	177,170	1.40	1.40	1.40	0.32		72
13.14 (f)	29,968	2.31	2.08	2.08	(0.35)		—
13.07 (f)	26,479	2.09	2.09	2.09	(0.37)		—
10.37 (h)	11	1.65 (i)	1.65 (i)	1.65 (i)	(0.03	)(i)	—
10.66 (h)	11	1.34 (i)	1.34 (i)	1.34 (i)	0.28	(i)	—
10.94 (h)	11	1.05 (i)	1.05 (i)	1.05 (i)	0.57	(i)	—
14.45 (f)	111,098	0.88	0.88	0.88	0.86		—

12.13	189,375	1.40	1.40	1.40	0.39		67
11.38	35,673	2.30	2.07	2.07	(0.28)		—
11.37	29,153	2.10	2.10	2.10	(0.31)		—
12.76	169,614	0.89	0.89	0.89	0.88		—

11.19	209,721	1.41	1.40	1.40	0.81		61
10.35	39,806	2.34	2.15	2.15	0.06		—
10.29	33,690	2.11	2.11	2.11	0.12		—
11.62	81,582	0.90	0.90	0.90	0.97		—

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Disciplined Equity Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Disciplined Equity Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

24

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

25

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited) — (continued)
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.

26

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Disciplined Equity Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.053	N/A	N/A	0.053
Class R3	0.049	N/A	N/A	0.049
Class R4	0.112	N/A	N/A	0.112
Class R5	0.109	N/A	N/A	0.109
Class Y	0.120	N/A	N/A	0.120
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

28

The Hartford Disciplined Equity Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,183.70	$6.55	$1,000.00	$1,019.21	$6.06	1.19%	184	365
Class B	$1,000.00	$1,181.60	$9.18	$1,000.00	$1,016.79	$8.49	1.67	184	365
Class C	$1,000.00	$1,178.40	$11.26	$1,000.00	$1,014.87	$10.41	2.05	184	365
Class R3	$1,000.00	$1,184.70	$7.05	$1,000.00	$1,018.75	$6.51	1.28	184	365
Class R4	$1,000.00	$1,182.70	$7.04	$1,000.00	$1,018.75	$6.51	1.28	184	365
Class R5	$1,000.00	$1,185.20	$5.01	$1,000.00	$1,020.62	$4.63	0.91	184	365
Class Y	$1,000.00	$1,186.30	$4.57	$1,000.00	$1,021.02	$4.23	0.83	184	365

29

The Hartford Disciplined Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Disciplined Equity Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

31

The Hartford Disciplined Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

32

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-8 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Diversified International Fund

The Hartford Diversified International Fund inception 06/30/2008

(subadvised by Wellington Management Company, LLP)	Investment objective — Seeks long-term capital appreciation.
Performance Overview(1) 6/30/08 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI All Country World ex U.S. Index is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4) (as of 10/31/09)

	1	Since
	Year	Inception
Diversified International A#	25.40%	-20.38%
Diversified International A##	18.50%	-23.68%
Diversified International B#	24.53%	-20.89%
Diversified International B##	19.53%	-23.27%
Diversified International C#	24.53%	-20.89%
Diversified International C##	23.53%	-20.89%
Diversified International I#	25.84%	-20.07%
Diversified International R3#	25.05%	-20.55%
Diversified International R4#	25.43%	-20.36%
Diversified International R5#	25.60%	-20.18%
Diversified International Y#	25.86%	-20.06%
MSCI All Country World ex U.S. Index	34.79%	-13.67%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Cheryl M. Duckworth, CFA	Andrew S. Offit, CPA	Vera M. Trojan, CFA
Senior Vice President	Senior Vice President	Senior Vice President

Theodore B.P. Jayne, CFA	David Elliott, CFA
Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Diversified International Fund returned 25.40%, before sales charge, for the twelve-month period ended October 31, 2009, underperforming its benchmark, the MSCI All Country World ex U.S. Index, which returned 34.79% for the same period. The Fund also underperformed the 28.52% return of the average fund in the Lipper International Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The positive return of the benchmark during the period masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the impact of various governments’ increasing involvement in the global economy. From early March through the end of October stocks rallied as investors came to believe that a Depression-like scenario was less likely as better-than-expected corporate earnings and generally improving economic data boosted investors’ enthusiasm for stocks. All ten sectors within the MSCI All Country World

2

ex U.S. posted double digit returns for the period. The Materials (+60%), Financials (+40%), and Industrials (+40%) sectors posted the largest gains while the Utilities (+10%), Health Care (+15%), and Telecommunication Services (+28%) lagged on a relative basis.
The Fund’s underperformance versus the benchmark was due to weak stock selection. Selection was weakest within Financials, Materials, and Consumer Staples. This was partially offset by stronger selection in Consumer Discretionary and Energy. Sector positioning, which is a result of individual stock decisions, also detracted from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns, largely due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Materials and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Health Care. The Fund also benefited from a modest cash position, which helped relative performance as the market trended lower from November through February.
The largest detractors from relative returns were Nintendo (Information Technology), Japan Tobacco (Consumer Staples), and Vimpel-Communications (Telecommunication Services). Japanese video game console company Nintendo saw its shares fall due to weak Wii game console and software sales trends. Shares of cigarette and tobacco products company Japan Tobacco were pressured due to investor fears that the Japanese government would raise taxes on tobacco and poor performance in weak economic regions like Russia. Russian wireless operator Vimpel-Communications saw its shares fall amid significant macroeconomic uncertainty in Russia and weakness in the ruble relative to the U.S. dollar. Belgium-based financial services company KBC Groep (Financials) was also among the top detractors from absolute (i.e. total return) returns.
Top contributors to relative performance during the period included Volkswagen (Consumer Discretionary), Standard Chartered (Financials), and Hon Hai Precision (Information Technology). German car maker Volkswagen’s shares slid during the period, following sharp gyrations in the company’s stock driven by Porsche’s move to take a controlling stake in the company and the company’s announcement of lower-than-expected fiscal year 2009 guidance. The Fund benefited on a relative basis by not holding the stock, which is included in the benchmark. Shares of U.K.-based bank Standard Chartered rose due to strong wholesale banking revenues and a solid balance sheet as well as investors’ confidence in its competitive position. Hon Hai Precision, a Taiwan-based electronics company, saw its shares rise as the company posted higher-than-expected earnings mainly due to improved cost efficiencies. Top absolute contributors to performance included diversified mining company Rio Tinto (Materials) and Brazil-based bank Itau Unibanco Holdings (Financials).
What is the outlook?
Global economies continued the healing process during the latter part of the period. The Fund’s overall positioning is consistent with an improving economic outlook as aggressive stimulus measures have proven effective at providing liquidity and have eased financial market pressures.
The Fund comprises multiple specialized portfolios, each of which is run independently from the others. Collectively these strategies offer a diverse set of exposures to non-U.S. stocks across industries, regions, and market caps. Due to these bottom-up (i.e. stock by stock fundamental research) investment decisions the Fund ended the period most overweight the Consumer Discretionary, Industrials, and Health Care sectors and most underweight the Financials, Energy, and Telecommunication Services sectors.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	3.8%
Banks (Financials)	11.9
Capital Goods (Industrials)	7.9
Commercial & Professional Services (Industrials)	0.7
Consumer Durables & Apparel (Consumer Discretionary)	1.8
Consumer Services (Consumer Discretionary)	0.8
Diversified Financials (Financials)	4.2
Energy (Energy)	9.1
Food & Staples Retailing (Consumer Staples)	1.3
Food, Beverage & Tobacco (Consumer Staples)	6.8
Health Care Equipment & Services (Health Care)	0.7
Household & Personal Products (Consumer Staples)	1.1
Insurance (Financials)	3.6
Materials (Materials)	11.0
Media (Consumer Discretionary)	0.3
Other Investment Pools and Funds (Financials)	0.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.7
Real Estate (Financials)	2.3
Retailing (Consumer Discretionary)	3.1
Semiconductors & Semiconductor Equipment (Information Technology)	2.1
Software & Services (Information Technology)	2.3
Technology Hardware & Equipment (Information Technology)	2.8
Telecommunication Services (Services)	4.9
Transportation (Industrials)	2.7
Utilities (Utilities)	4.3
Short-Term Investments	2.3
Other Assets and Liabilities	0.6

Total	100.0%

3

Diversification by Country
as of October 31, 2009

Percentage of
Country	Net Assets
Australia	1.5%
Austria	0.5
Belgium	1.4
Brazil	3.5
Canada	3.6
China	2.1
Denmark	0.6
Egypt	0.2
Finland	0.2
France	7.6
Gabon	0.0
Germany	7.3
Greece	0.3
Hong Kong	3.7
Hungary	0.0
India	2.3
Indonesia	0.2
Ireland	1.0
Israel	0.6
Italy	2.5
Japan	11.4
Jersey	0.1
Luxembourg	0.3
Malaysia	0.2
Mexico	0.2
Netherlands	3.9
New Zealand	0.0
Norway	0.2
Peru	0.1
Philippines	0.0
Poland	0.1
Portugal	0.0
Russia	2.0
Singapore	0.5
South Africa	1.5
South Korea	0.9
Spain	4.1
Sweden	0.9
Switzerland	7.8
Taiwan	2.3
Thailand	0.4
Turkey	0.4
United Kingdom	18.8
United States	1.9
Short-Term Investments	2.3
Other Assets and Liabilities	0.6

Total	100.0%

4

The Hartford Diversified International Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 96.2%
	Australia — 1.5%
5	ABC Learning Centres Ltd. ⌂•†	$—
1	Aditya Birla Minerals Ltd.	2
3	AWB Ltd.	3
9	Beach Petroleum Ltd.	7
1	Biota Holdings Ltd. •	4
9	Centamin Egypt Ltd. •	19
1	Challenger Financial Services Group Ltd.	3
1	Coffey International Ltd.	2
8	Emeco Holdings Ltd.	6
9	Foster’s Group Ltd.	43
3	Hastie Group Ltd.	4
2	iiNET Ltd.	3
2	IMF Australia Ltd.	3
10	iSOFT Group Ltd.	7
11	Karoon Gas Australia Ltd. •	73
1	Macquarie Media Group Ltd.	2
18	Pacific Brands Ltd.	21
4	Paladin Energy Ltd. •	16
6	Pan Pacific Petroleum	2
3	Panoramic Resources Ltd.	6
7	PMP Ltd.	4
1	Premier Investments Ltd.	5
15	Sigma Pharmaceuticals Ltd.	12
2	Straits Resources Ltd.	3
6	STW Communications Group Ltd.	4
5	Toll Holdings Ltd.	41
—	Transfield Services Ltd.	—
2	Woolworths Ltd.	56

		351

	Austria — 0.5%
—	BWIN Interactive Entertainment •	10
—	Conwert Immobilien Invest SE	4
2	OMV AG	86
—	Semperit AG Holding	2
2	WDS Ltd.	3

		105

	Belgium — 1.4%
1	Delhaize-Le Lion S.A.	44
—	D’ieteren S.A.	9
—	Financiere De Tubize S.A.	3
20	Fortis	86
14	Hansen Transmissions •	29
—	Kinepolis	3
—	Nyrstar N.V.	5
—	Tessenderlo Chemie N.V.	6
3	UCB S.A.	134
—	Umicore	11
—	Wereldhave Belgium	2

		332

	Brazil — 3.5%
6	Banco do Estado do Rio Grande do Sul S.A.	35
2	BM & F Bovespa S.A.	12
1	BR Malls Participacoes S.A. •	15
1	Cetip S.A. — Balcao Organizado	5
2	Cia Brasileira de Meios de Pagamentos	16
3	Companhia Energetica de Minas Gerais	45
9	Companhia Energetica de Minas Gerais ADR	148
1	Cyrela Brazil Realty S.A.	13
2	Hypermarcas S.A. •	30
11	Itau Unibanco Banco Multiplo S.A. ADR	211
1	Lojas Renner S.A.	12
2	Perdigao S.A. •	39
2	Petroleo Brasileiro S.A. ADR	72
1	Tam S.A. •	10
2	Tele Norte Leste Participacoes S.A. ADR	29
1	Usinas Siderurgicas De Minas Gerais S.A.	14
1	Vale S.A. — SP ADR	27
—	Vivo Participacoes S.A.	8

		741

	Canada — 3.6%
—	AGF Management Ltd.	6
1	Agnico Eagle Mines Ltd.	32
1	Agrium U.S., Inc.	56
1	Agrium, Inc.	23
—	Alimentation Couche-Tard, Inc. Class B	8
—	Artis Real Estate Investment Trust	3
—	Atrium Innovations, Inc. •	3
3	Barrick Gold Corp.	97
1	Cameco Corp.	19
—	Canaccord Capital, Inc.	3
1	Canadian Natural Resources Ltd.	39
—	Canadian Western Bank	6
—	Canam Group, Inc.	3
1	Capstone Mining Corp. •	2
1	Cascades, Inc.	8
1	Celestica, Inc. •	8
1	Centerra Gold, Inc. •	5
—	Constellation Software, Inc.	4
—	Dundee Real Estate Investment Trust	7
—	DundeeWealth, Inc.	6
—	E-L Financial Corp. Ltd.	4
—	Equitable Group, Inc.	7
—	Flint Energy Services Ltd. •	3
—	Garda World Security Co. •	3
1	Gennum Corp.	4
—	Grande Cache Coal Corp. •	2
18	High River Gold Mines Ltd. •	7
—	Home Capital Group, Inc.	13
—	Hudbay Minerals, Inc. •	5
1	InnVest Real Estate Investment Trust	3
3	Ivanhoe Mines Ltd. •	28
—	Just Energy Income Fund	5
1	Kinross Gold Corp.	9
—	Laurentian Bank of Canada	11
—	Linamar Corp.	2
1	Lundin Mining Corp. •	3
—	MOSAID Technologies, Inc.	2
—	Newalta, Inc.	4
3	Northgate Minerals Corp. •	7
1	Pacific Rubiales Energy Corp. •	9
1	Pinetree Capital Ltd. •	1
1	Potash Corp. of Saskatchewan, Inc.	106
1	Potash Corp. of Saskatchewan, Inc. ADR	65
—	Primaris Retail Real Estate Investment Trust	4
—	ShawCor Ltd.	8
3	Sino Forest Corp. •	41
1	Suncor Energy, Inc.	43
1	Teck Cominco Ltd. Class B	42
—	The Churchill Corp. •	6
1	Thompson Creek Metals Co., Inc •	6
The accompanying notes are an integral part of these financial statements.

5

The Hartford Diversified International Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 96.2% — (continued)
	Canada — 3.6% — (continued)
1	Total Energy Services	$2
2	West Energy Ltd. •	5
1	Western Coal Corp. •	2
—	Winpak Ltd.	3

		803

	China — 2.1%
—	Baidu, Inc. ADR •	42
18	China Construction Bank	15
4	China Life Insurance Co., Ltd.	18
—	China Petroleum & Chemical Corp. ADR	15
10	China Shenhua Energy Co., Ltd.	47
8	China Shipping Development	11
18	Dongfeng Motor Group Co., Ltd.	21
11	Golden Eagle Retail Group Ltd.	19
20	Industrial and Commercial Bank of China	16
34	Jiangsu Express Co., Ltd.	30
8	Parkson Retail Group Ltd.	13
69	PetroChina Co., Ltd.	83
4	Tencent Holdings Ltd.	64
4	ZTE Corp.	20

		414

	Denmark — 0.6%
1	DSV A/S	22
2	Vestas Wind Systems A/S •	108

		130

	Egypt — 0.2%
2	Egyptian Financial Group	11
—	Orascom Construction	22

		33

	Finland — 0.2%
—	Oriola-KD Oyj	2
1	Raisio plc	5
1	Sponda Oyj •	5
1	Tietoenator Oyj •	10
1	Yit Oyj	12

		34

	France — 7.6%
1	Accor S.A.	42
24	Alcatel S.A.	88
—	Arkema	7
1	BNP Paribas	64
—	Boiron	10
—	Bollore	19
—	Cegereal	3
—	Cie Generale d’Optique Essilor International S.A.	21
—	Credit Industriel et Commercial	7
—	Eiffage	4
1	Electricite de France	44
—	Esso Ste. Anonyme Francaise	3
—	Euro Disney S.C.A. •	2
—	Fonciere des Murs	3
—	Fonciere des Regions	6
2	Gaz de France	71
—	Gecina S.A.	3
3	Groupe Danone	174
1	Groupe Eurotunnel S.A.	9
—	Meetic •	4
2	Michelin (C.G.D.E.) Class B	139
—	Nexans S.A.	9
—	Nexity	13
—	Peugeot S.A.	12
1	Pinault-Printemps-Redoute S.A.	109
—	Rallye S.A.	5
1	Renault S.A.	46
3	Rhodia S.A.	42
1	Safran S.A.	9
1	Sanofi-Aventis S.A.	90
—	Sartorius Stedium Biotech	4
1	Schneider Electric S.A.	74
1	Scor SE	13
—	SEB S.A.	16
—	Sequana	3
—	Societe BiC S.A.	9
—	Societe Fonciere, Financiere et de Participations	4
2	Societe Generale Class A	110
—	Technip S.A.	2
3	UbiSoft Entertainment S.A. •	48
1	Unibail-Rodamco SE	163
—	Valeo S.A.	4
—	Vallourec	46
1	Vinci S.A.	36

		1,590

	Gabon — 0.0%
—	Total Gabon	4

	Germany — 7.3%
—	Aareal Bank AG	6
1	Adidas-Salomon AG	38
—	Allianz SE	41
—	Alstria Office REIT AG	5
1	BASF SE	56
—	Biotest AG	3
—	CeWe Color Holdings	2
6	Daimler AG	287
1	Deutsche Boerse AG	89
1	Deutsche Lufthansa AG	18
2	Deutsche Post AG	40
—	DIC Asset AG	3
—	Draegerwerk AG & Co.	2
—	Drillisch AG	2
3	E.On AG	129
—	Fresenius SE	12
1	GEA Group AG	14
—	GFK SE	3
—	Hannover Rueckversicherung AG	17
2	HeidelbergCement AG	104
1	Hochtief AG	65
2	Infineon Technologies AG •	11
1	K+S AG	29
—	Linde AG	32
—	Loewe AG	1
1	Metro AG	78
—	MTU Aero Engines Holdings AG	13
—	Muenchener Rueckversicherungs NPV	61
—	Rheinmetall AG	4
—	Salzgitter AG	42
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 96.2% — (continued)
	Germany — 7.3% — (continued)
3	Siemens AG	$305
—	Software AG	2
1	Suedzucker AG	11
—	TIPP24 AG	3
1	Wirecard	9

		1,537

	Greece — 0.3%
1	Alpha Bank A.E.	23
—	Babis Vovos International Construction	3
—	Folli-Follie S.A.	3
2	Public Power Corp.	45

		74

	Hong Kong — 3.7%
31	Anta Sports Products Ltd.	37
6	ASM Pacific Technology	46
54	BOC Hong Kong Holdings Ltd.	124
46	Champion Technology Holdings Ltd.	2
2	China Mobile Ltd.	19
19	China Shanshui Cement Group	14
3	Chow Sang Sang Holdings	3
7	Cosco Pacific Ltd.	9
6	Dah Chong Hong Holdings Ltd.	3
9	Esprit Holdings Ltd.	58
8	Geely Automobile Holdings Ltd.	3
2	Great Eagle Holdings Ltd.	6
5	Hengan International Group Co., Ltd.	32
1	Hong Kong Exchanges & Clearing Ltd.	9
3	Hopson Development Holdings Ltd.	6
80	Huabao International Holdings Ltd.	77
25	Hutchison Telecommunications International Ltd.	5
3	Hysan Development Co., Ltd.	8
9	K Wah International Holdings Ltd.	3
21	Li & Fung Ltd.	86
4	Lilang China Co., Ltd. •	2
8	New World China Land Ltd.	3
4	New World China Land Ltd. — Rights	—
9	Noble Group Ltd.	16
19	Pacific Andes International Holdings Ltd.	3
1	RCG Holdings Ltd.	2
6	Shangri-La Asia Ltd.	12
22	Sinolink Worldwide Holdings	4
21	Skyworth Digital Holdings Ltd.	12
7	Sun Hung Kai Properties Ltd.	112
7	Varitronix International Ltd.	2
18	Wynn Macau Ltd. •	24
12	Xinao Gas Holdings Ltd.	26

		768

	Hungary — 0.0%
—	Gedeon Richter plc	9

	India — 2.3%
5	Dabur India Ltd.	16
1	Educomp Solutions Ltd.	10
1	HDFC Bank Ltd. ADR	123
—	ICICI Bank Ltd.	6
1	Indiabulls Real Estate Ltd.	7
3	Infrastructure Development Finance Co., Ltd.	9
1	Lanco Infratech Ltd. •	6
1	Piramal Healthcare Ltd.	12
3	Reliance Industries Ltd.	141
1	Reliance Industries Ltd. GDR ■	61
1	Sterlite Industries India Ltd.	9
1	Tata Consultancy Services	12
1	Tata Motors Ltd.	10
—	United Spirits Ltd.	10

		432

	Indonesia — 0.2%
37	Bank Mandiri TBK	18
120	Bumi Resources TBK PT	29

		47

	Ireland — 1.0%
3	Allied Irish Banks plc •	8
1	CRH plc	34
1	DCC plc	19
7	Elan Corp. plc ADR •	40
4	Experian plc	40
1	Genesis Lease Ltd. ADR	7
1	Greencore Group plc	2
1	Irish Life & Permanent plc	5
3	Ryanair Holdings plc ADR •	72
—	SkillSoft plc ADR •	5
1	Smurfit Kappa Group plc	7
5	Total Produce plc	2
2	United Drug plc	6

		247

	Israel — 0.6%
6	Bezeq Israeli Telecommunication Corp., Ltd.	12
2	Teva Pharmaceutical Industries Ltd. ADR	106

		118

	Italy — 2.5%
—	Amplifon S.p.A.	2
—	Ansaldo STS S.p.A.	8
1	Autostrada Torino-Milano S.p.A.	8
2	Banco di Desio e della Brianza S.A.	14
5	Bulgari S.p.A.	44
1	Buzzi Unicem S.p.A.	10
2	Eni S.p.A.	42
—	Esprinet S.p.A.	2
1	Finmeccanica S.p.A.	15
44	Intesa Sanpaolo	184
6	Iride S.p.A.	11
—	Italcementi S.p.A.	7
4	Parmalat S.p.A.	12
12	Saras S.p.A.	38
15	Seat Pagine Gialle	4
1	Sias S.p.A.	11
70	Telecom Italia S.p.A.	77

		489

	Japan — 11.4%
—	Accordia Golf Co., Ltd.	2
—	Ahresty Corp.	3
—	Aichi Bank Ltd.	7
1	Aichi Machine Industry Co., Ltd.	2
—	Aisan Industry Co., Ltd.	4
1	Aloka Co., Ltd.	4
—	Alpen Co.	3
—	Alpine Electronics, Inc.	3
—	Aoki Holdings, Inc.	2
1	Aoyama Trading Co., Ltd.	10
The accompanying notes are an integral part of these financial statements.

7

The Hartford Diversified International Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 96.2% — (continued)
	Japan — 11.4% — (continued)
—	Arcs Co., Ltd.	$5
1	Arisawa Manufacturing Co., Ltd.	4
1	Arnest One Corp.	7
—	Canon Finetech, Inc.	5
1	Canon, Inc.	53
—	Cawachi Ltd.	4
—	Century Tokyo Leasing Corp.	2
—	Chiyoda Co., Ltd.	4
—	Chudenko Corp.	6
1	Circle K Sunkus Co., Ltd.	16
—	CMK Corp.	2
—	DA Office Investment Corp.	8
6	Daiichi Sankyo Co., Ltd.	117
1	Daiichikosho Co., Ltd.	8
1	DCM Japan Holdings Co., Ltd.	9
—	DTS Corp.	2
1	East Japan Railway Co.	39
—	Edion Corp.	4
4	Eisai Co., Ltd.	124
—	Fields Corp.	4
—	Fuji Machine Manufacturing Co.	4
1	Futaba Corp.	14
1	Godo Steel Ltd.	3
—	H.I.S. Co., Ltd.	2
1	Heiwa Corp.	10
—	Hikari Tsushin, Inc.	5
12	Hino Motors Ltd.	44
—	Hitachi Information Systems Ltd.	4
—	Hitachi Medical Corp.	5
1	Hogy Medical Co., Ltd.	38
8	Honda Motor Co., Ltd.	241
—	Hosiden Corp.	3
—	INES Corp.	3
1	Izumiya Co., Ltd.	6
2	Jaccs Co., Ltd.	4
—	Japan Hotel and Resort, Inc.	3
—	Japan Retail Fund Investment	5
—	Japan Tobacco, Inc.	51
—	Kagoshima Bank Ltd.	3
—	Keihin Corp.	4
—	Kenedix Realty Investment Corp.	3
1	Kinden Corp.	8
4	Komatsu Ltd.	75
—	Kyocera Corp.	33
—	Kyoei Steel Ltd.	3
1	Maeda Road Construction Co., Ltd.	4
2	Marudai Food Co., Ltd.	8
—	MID REIT, Inc.	2
—	Mimasu Semiconductor Industry Co., Ltd.	4
4	Mitsubishi Corp.	93
4	Mitsubishi Estate Co., Ltd.	56
39	Mitsubishi UFJ Financial Group, Inc.	206
3	Mitsui & Co., Ltd.	39
—	Mitsui Sugar Co., Ltd.	2
—	Mitsumi Electric Co., Ltd.	1
1	Nabtesco Corp.	11
—	NEC Mobiling Ltd.	2
—	Nintendo Co., Ltd.	122
1	Nippo Corp.	6
—	Nippon Commercial Investment	2
—	Nippon Residential	3
—	Nippon Seiki Co., Ltd.	3
—	Nippon Soda Co., Ltd.	2
1	Nishimatsu Construction Co., Ltd.	2
1	Nittetsu Mining Co., Ltd.	5
—	Noevir	2
1	Noritsu Koki Co., Ltd.	4
—	NTT DoCoMo, Inc.	19
7	Osaka Gas Co., Ltd.	23
—	Osaka Securities Exchange Co., Ltd.	19
4	Penta-Ocean Construction Co.	4
—	Ricoh Leasing Co., Ltd.	4
—	Round One Corp.	3
—	Ryosan Co., Ltd.	2
—	Ryoyo Electro Corp.	2
1	San-In Godo Bank Ltd.	6
1	Sanki Engineering Co., Ltd.	4
1	Sanyo Special Steel Co., Ltd.	4
2	Seino Holdings Corp.	15
—	Shimachu Co., Ltd.	5
2	Shin-Etsu Chemical Co., Ltd.	80
7	Shionogi & Co., Ltd.	145
1	Sintokogio Ltd.	4
2	Softbank Corp.	57
1	Sumitomo Mitsui Financial Group, Inc.	37
1	T&D Holdings, Inc.	22
—	Takata Corp.	4
2	The Daiei, Inc. •	7
—	The Okinawa Electric Power Co., Inc.	8
1	The Yamanashi Chuo Bank Ltd.	4
2	Toagosei Co., Ltd.	7
—	Tohokushinsha Film Corp.	2
1	Tokuyama Corp.	5
13	Tokyo Gas Co., Ltd.	52
1	Tokyo Steel Manufacturing Co., Ltd.	18
—	Topre Corp.	2
—	Torii Pharmaceutical Co., Ltd.	5
10	Toshiba Corp.	59
2	Toshiba TEC Corp.	8
1	Toyo Kohan Co., Ltd.	4
—	TS Technology Co., Ltd.	8
—	TV Asahi Corp.	6
—	Unipres Corp.	5
—	Warabeya Nichiyo Co., Ltd.	4
1	Yamada Denki Co., Ltd.	54
2	Yodogawa Steel Works Ltd.	6

		2,339

	Jersey — 0.1%
—	Rangold Resources Ltd.	11

	Luxembourg — 0.3%
6	Colt Telecom Group S.A. •	12
1	Gagfah S.A.	7
1	Millicom International Cellular S.A. •	44
—	Ternium S.A. ADR	4

		67

	Malaysia — 0.2%
15	Air Asia BHD •	6
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 96.2% — (continued)
	Malaysia — 0.2% — (continued)
8	Genting Berhad	$16
14	PLUS Expressways Berhad	14

		36

	Mexico — 0.2%
1	America Movil S.A. de C.V. ADR	32
8	Cemex S.A. CPO •	8
3	Wal-Mart de Mexico	11

		51

	Netherlands — 3.9%
—	Accell Group	3
10	AerCap Holdings N.V. •	82
—	BinckBank N.V.	3
—	Draka Holding N.V.	5
—	Gemalto N.V. •	12
1	Heineken N.V.	55
9	Koninklijke (Royal) KPN N.V.	154
2	Koninklijke Philips Electronics N.V.	60
1	OCE N.V.	4
3	Plaza Centers N.V.	6
5	Qiagen N.V. •	96
4	SBM Offshore N.V.	69
3	TNT N.V.	78
6	Unilever N.V. CVA	199
—	Unit 4 Agresso N.V. •	7
—	Vastned Offices	5

		838

	New Zealand — 0.0%
1	Nuplex Industries Ltd.	2

	Norway — 0.2%
3	Aker Kvaerner	41
—	Atea ASA	2
—	Bonheur ASA	6
2	Norwegian Property ASA	4
1	Songa Offshore SE •	5
—	Sparebanken Midt-Norge	4
—	TGS Nopec Geophysical Co. ASA •	5

		67

	Peru — 0.1%
—	Compania De Minas Buenaventur ADR	16

	Philippines — 0.0%
77	Metro Pacific Investments Corp. •	5

	Poland — 0.1%
—	Bank Pekao S.A.	12

	Portugal — 0.0%
1	Redes Energeticas Nacionais	4

	Russia — 2.0%
1	Mechel ADR	14
—	Mobile Telesystems OJSC ADR	18
13	OAO Gazprom Class S ADR	307
2	OAO Rosneft Oil Co. §	18
3	Vimpel-Communications ADR	52

		409

	Singapore — 0.5%
5	Hi-P International Ltd.	2
25	Olam International Ltd.	48
11	Oversea-Chinese Banking Corp., Ltd.	61

		111

	South Africa — 1.5%
2	ABSA Group Ltd.	35
12	African Bank Investments Ltd.	49
—	AngloGold Ltd. ADR	8
2	Aspen Pharmacare Holdings Ltd.	13
2	Barloworld Ltd.	11
1	Harmony Gold Mining Co., Ltd. ADR	10
2	Impala Platinum Holdings Ltd.	36
1	Imperial Holdings Ltd.	12
6	MTN Group Ltd.	95
—	Naspers Ltd.	17
—	Sasol Ltd.	17

		303

	South Korea — 0.9%
—	Asia Cement Co., Ltd.	4
—	Busan Bank •	4
—	CJ Corp.	8
1	Dae Duck Electronics	3
—	Daehan Flour Mills Co., Ltd.	4
1	Daewoo Heavy Industries & Machinery Ltd.	12
1	Dongbu Hitek Co., Ltd.	3
1	Dongyang Mechatronics Corp. •	2
—	Global & Yuasa	1
—	Haansoft, Inc.	2
2	Halim Co., Ltd. •	4
—	Handsome Co., Ltd.	3
1	Hansol Paper Co., Ltd.	5
1	Hanwha Chemical Corp.	5
—	Hyundai Hysco	3
—	Intops Co., Ltd.	3
—	Jeonbuk Bank	2
—	KB Financial Group, Inc.	11
—	Kolon Industries, Inc.	5
—	Korea Kumho Petrochemical Co., Ltd.	3
—	Korea Telecom Corp.	11
—	Korean Air Lines Co., Ltd.	12
—	LG Dacom Corp.	6
—	LG Electronics, Inc. •	18
—	LG International •	4
—	Lotte Shopping Co. •	6
—	Meritz Fire & Marine Insurance	3
1	ON*Media Corp. •	3
—	Pacific Corp.	2
—	Sambu Construction Co., Ltd.	2
—	Samsung Electronics Co., Ltd.	91
—	Shinhan Financial Group Co., Ltd.	16
—	STX Engine Co., Ltd.	4
—	Sungwoo Hitech Co., Ltd.	3

		268

	Spain — 4.1%
1	Abertis Infraestructuras S.A.	17
—	Aguas de Barcelona	5
18	Banco Santander Central Hispano S.A.	284
—	Construcciones y Auxiliar de	8
—	Corp Financiera Alba	21
2	Iberdrola S.A.	18
1	Laboratorios Almiral S.A.	14
—	Miquel y Costas & Miquel S.A.	3
The accompanying notes are an integral part of these financial statements.

9

The Hartford Diversified International Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 96.2% — (continued)
	Spain — 4.1% — (continued)
—	Obrascon Huarte Lain S.A.	$8
—	Prosegur Compania de Seguridad S.A.	3
4	Red Electrica Corporacion S.A.	228
—	Tecnicas Reunidas S.A.	19
9	Telefonica S.A.	238
—	Viscofan S.A.	6

		872

	Sweden — 0.9%
—	AF Ab Class B	6
1	Assa Abloy Ab	24
1	Boliden Ab	11
1	Bure Equity Ab	7
—	Cardo Ab	7
—	Hexpol Ab •	4
—	Investment Ab Latour	6
2	Lundin Petroleum Ab •	14
—	NCC Ab Class B	7
2	Niscayah Group Ab	4
4	Telefonaktiebolaget LM Ericsson	37
2	Volvo Ab Class B	23

		150

	Switzerland — 7.8%
2	ABB Ltd.	42
—	Actelion Ltd. •	12
1	Adecco S.A.	31
—	AFG Arbonia-Forster Holding AG	3
—	Basellandschaftliche Kantonalbank	6
—	Bell Holding AG	3
—	Berner Kantonalbank	6
—	Clariant AG	4
—	Compagnie Financiere	2
3	Credit Suisse Group AG	146
—	Implenia AG	4
5	Julius Baer Group Ltd.	180
—	Kardex	4
—	Kuehne & Nagel International AG	27
—	Luzerner Kantonalbank	7
—	Micronas Semiconductor Holding AG •	2
1	Mobilezone Holdings	4
10	Nestle S.A.	464
1	Roche Holding AG	206
—	Romande Energie Holding S.A.	2
—	Schindler Holding-Part Certificates	24
—	Sonova Holding AG	22
—	Swatch Group AG	70
—	Swiss Life Holding AG	11
—	Synthes, Inc.	15
17	UBS AG	279
—	Valora Holding AG	3
1	Zurich Financial Services AG	127

		1,706

	Taiwan — 2.3%
5	Acer, Inc.	11
15	Advanced Semiconductor Engineering, Inc.	12
14	Chinatrust Financial Holding Co., Ltd.	9
30	Delta Electronics, Inc.	83
15	Hon Hai Precision Industry Co., Ltd.	58
10	Hon Hai Precision Industry Co., Ltd. GDR ▪	80
9	MediaTek, Inc.	120

9	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	83
14	Yuanta Financial Holding Co.	9

		465

	Thailand — 0.4%
9	Bangkok Bank plc	29
115	Bank of Ayudhya plc	63

		92

	Turkey — 0.4%
6	Turkcell Iletisim Hizmetleri A.S.	39
2	Turkcell Iletisim Hizmetleri A.S. ADR	35

		74

	United Kingdom — 18.8%
4	Admiral Group plc	65
3	Anglo American plc •	116
4	Antofagasta	48
30	Arm Holdings plc	73
5	Ashtead Group plc	7
2	AstraZeneca plc	90
3	AstraZeneca plc ADR	130
1	Autonomy Corp. plc •	25
7	BAE Systems plc	34
3	Barclays Bank plc	18
2	Barratt Developments plc	4
15	BG Group plc	256
2	BHP Billiton plc	62
18	BP plc	173
3	BP plc ADR	149
7	British American Tobacco plc	212
7	Burberry Group plc	57
8	Carphone Warehouse Group plc	25
8	Catlin Group Ltd.	41
—	Clarkson plc	3
1	Computacenter plc	7
5	Croda International plc	56
1	CSR plc •	4
—	Daejan Holdings plc	7
2	Davis Service Group plc	15
2	Delta plc	6
2	Devro plc	5
1	Diploma plc	2
2	eaga plc	4
8	easyJet plc •	46
2	Enterprise Inns plc	4
3	Eurasian Natural Resources Corp.	42
3	Fresnillo plc	42
33	Friends Provident Group plc	44
2	GlaxoSmithKline plc	45
1	Goldshield Group plc	4
31	HSBC Holding plc	344
4	Imperial Tobacco Group plc	114
19	Innovation Group plc	4
2	Investec plc	13
4	KCOM Group plc	3
6	Kingfisher plc	23
11	Lancashire Holdings Ltd.	93
13	Logica plc	26
10	Management Consulting Group plc	4
26	Marks & Spencer Group plc	144
The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 96.2% — (continued)
	United Kingdom — 18.8% — (continued)
2	McBride plc		$6
7	Meggitt plc		29
1	Micro Focus International		3
1	Millennium & Copthorne Hotels plc		4
2	Mitie Group plc		6
—	Next plc		14
3	Paragon Group Companies plc		8
2	Persimmon plc		10
1	Petrofac Ltd.		16
26	Premier Foods plc		15
2	Punch Taverns plc		3
1	PureCircle Ltd.		3
3	Reckitt Benckiser Group plc		143
5	Regus plc		8
4	Rentokil Initial plc		8
10	Resolution plc •		15
19	Rexam plc		85
—	Rightmove		4
6	Rio Tinto plc		276
2	ROK plc		2
10	Rolls-Royce Group plc		71
1	RPC Group plc		2
4	Senior plc		4
2	Southern Cross Healthcare Ltd.		4
3	Spice plc		3
13	Standard Chartered plc		327
12	Thomas Cook Group plc		40
1	Travis Perkins plc		15
1	Vedanta Resources plc		46
34	Vodafone Group plc		74
10	Xstrata plc		144
5	Yell Group plc		4

			4,081

	United States — 1.0%
—	ACE Ltd.		20
—	Central European Media Enterprises Ltd. •		8
—	Cott Corp. •		3
1	Netease.com, Inc. •		54
1	Noble Corp.		24
2	Omega Navigation Enterprises		5
1	Open Text Corp. •		18
1	PartnerRe Ltd.		73

			205

	Total common stocks (cost $19,317)		$20,442

PREFERRED STOCKS — 0.0%
	Germany — 0.0%
—	Prosieben Sat.1 Media AG		$5

	Total preferred stocks (cost $3)		$5

EXCHANGE TRADED FUNDS — 0.9%
	United States — 0.9%
3	iShares MSCI EAFE Index Fund		$164
1	SPDR S&P International Small Cap		24

	Total exchange traded funds (cost $183)		$188

	Total long-term investments (cost $19,503)		$20,635

SHORT-TERM INVESTMENTS — 2.3%
	Repurchase Agreements — 2.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $20, collateralized by GNMA 5.00%, 2039, value of $20)
$20	0.08%, 10/30/2009		$20

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $115, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $118)

115	0.08%, 10/30/2009		115
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $128, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $131)
128	0.08%, 10/30/2009		128
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1, collateralized by U.S. Treasury Note 2.75%, 2013, value of $1)
1	0.05%, 10/30/2009		1
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $223, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $227)
223	0.07%, 10/30/2009		223

			487

	Total short-term investments (cost $487)		$487

	Total investments (cost $19,990)▲	99.4%	$21,122
	Other assets and liabilities	0.6%	117

	Total net assets	100.0%	$21,239

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.2% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.
The accompanying notes are an integral part of these financial statements.

11

The Hartford Diversified International Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $21,113 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,924
Unrealized Depreciation	(1,915)

Net Unrealized Appreciation	$9

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2009, was $—, which represents —% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

▪	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $141, which represents 0.66% of total net assets.

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2009, the market value of these securities amounted to $18 or 0.08% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2008	5	ABC Learning Centres Ltd.	$5
The aggregate value of these securities at October 31, 2009 was $— which represents —% of total net assets.
Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Australian Dollar (Buy)	$103	$106	01/25/10	$(3)
British Pound (Buy)	3	3	11/02/09	—
British Pound (Buy)	11	11	11/03/09	—
British Pound (Buy)	17	17	11/04/09	—
British Pound (Sell)	2	2	11/02/09	—
British Pound (Sell)	9	9	11/03/09	—
Euro (Buy)	31	31	11/02/09	—
Euro (Buy)	7	7	11/03/09	—
Euro (Sell)	3	3	11/02/09	—
Euro (Buy)	28	28	11/04/09	—
Hong Kong Dollar (Sell)	9	9	11/02/09	—
Japanese Yen (Buy)	6	6	11/04/09	—
Swedish Krona (Sell)	11	11	11/02/09	—
Swedish Krona (Sell)	12	12	11/03/09	—
Swiss Franc (Sell)	24	24	11/02/09	—

				$(3)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Currency Concentration on Securities at October 31, 2009

Percentage of
Description	Net Assets
Australian Dollar	1.4%
Brazilian Real	1.2
British Pound	18.1
Canadian Dollar	1.9
Danish Kroner	0.6
Egyptian Pound	0.2
Euro	27.5
Hong Kong Dollar	5.4
Hungarian Forint	0.0
Indian Rupee	1.4
Indonesian New Rupiah	0.2
Israeli New Shekel	0.1
Japanese Yen	11.4
Malaysian Ringgit	0.2
Mexican Peso	0.0
New Zealand Dollar	0.0
Norwegian Krone	0.2
Philippine Peso	0.0
Polish New Zloty	0.1
Republic of Korea Won	0.9
Singapore Dollar	0.6
South African Rand	1.4
Swedish Krona	0.9
Swiss Franc	7.8
Taiwanese Dollar	1.5
Thai Bhat	0.4
Turkish New Lira	0.2
United States Dollar	15.8
Other Assets and Liabilities	0.6

Total	100.0%

The accompanying notes are an integral part of these financial statements.

12

The Hartford Diversified International Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$802	$2	$800	$—
Banks	2,510	475	2,035	—
Capital Goods	1,667	107	1,560	—
Commercial & Professional Services	155	7	148	—
Consumer Durables & Apparel	384	15	369	—
Consumer Services	177	24	153	—
Diversified Financials	906	213	693	—
Energy	1,926	774	1,152	—
Food & Staples Retailing	286	21	265	—
Food, Beverage & Tobacco	1,451	42	1,409	—
Health Care Equipment & Services	156	4	152	—
Household & Personal Products	234	33	201	—
Insurance	759	97	662	—
Materials	2,330	674	1,656	—
Media	65	8	57	—
Pharmaceuticals, Biotechnology & Life Sciences	1,412	280	1,132	—
Real Estate	492	32	460	—
Retailing	672	16	656	—
Semiconductors & Semiconductor Equipment	454	89	365	—
Software & Services	497	139	358	—
Technology Hardware & Equipment	587	88	499	—
Telecommunication Services	1,044	218	826	—
Transportation	570	87	483	—
Utilities	906	198	708	—

Total	20,442	3,643	16,799	—

Exchange Traded Funds	188	188	—	—
Preferred Stocks ‡	5	—	5	—
Short-Term Investments	487	—	487	—

Total	$21,122	$3,831	$17,291	$—

Other Financial Instruments *	$—	$—	$—	$—

Liabilities:
Other Financial Instruments *	$3	$—	$3	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of		Change in			Balance as of
	October 31,	Realized Gain	Unrealized			October 31,
	2008	(Loss)	Appreciation		Net Sales	2009

Assets:
Common Stock	$1	$—	$—	*	$(1)	$—

Total	$1	$—	$—		$(1)	$—

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $(1).
The accompanying notes are an integral part of these financial statements.

13

The Hartford Diversified International Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $19,990)	$21,122
Cash	21
Foreign currency on deposit with custodian (cost $15)	15
Unrealized appreciation on forward foreign currency contracts	—
Receivables:
Investment securities sold	127
Fund shares sold	23
Dividends and interest	37
Other assets	91

Total assets	21,436

Liabilities:
Unrealized depreciation on forward foreign currency contracts	3
Payables:
Investment securities purchased	170
Investment management fees	3
Distribution fees	1
Accrued expenses	20

Total liabilities	197

Net assets	$21,239

Summary of Net Assets:
Capital stock and paid-in-capital	26,585
Accumulated undistributed net investment income	154
Accumulated net realized loss on investments	(6,630)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,130

Net assets	$21,239

Shares authorized	525,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.35/$7.78

Shares outstanding	1,188

Net assets	$8,740

Class B: Net asset value per share	$7.31

Shares outstanding	135

Net assets	$989

Class C: Net asset value per share	$7.31

Shares outstanding	154

Net assets	$1,127

Class I: Net asset value per share	$7.38

Shares outstanding	102

Net assets	$755

Class R3: Net asset value per share	$7.35

Shares outstanding	100

Net assets	$735

Class R4: Net asset value per share	$7.36

Shares outstanding	101

Net assets	$745

Class R5: Net asset value per share	$7.37

Shares outstanding	100

Net assets	$740

Class Y: Net asset value per share	$7.38

Shares outstanding	1,004

Net assets	$7,408

The accompanying notes are an integral part of these financial statements.

14

The Hartford Diversified International Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$412
Interest	—
Less: Foreign tax withheld	(46)

Total investment income	366

Expenses:
Investment management fees	134
Administrative services fees	3
Transfer agent fees	4
Distribution fees
Class A	9
Class B	7
Class C	7
Class R3	3
Class R4	2
Custodian fees	70
Accounting services fees	2
Registration and filing fees	121
Board of Directors’ fees	2
Audit fees	26
Other expenses	9

Total expenses (before waivers and fees paid indirectly)	399
Expense waivers	(191)
Commission recapture	—
Custodian fee offset	—

Total waivers and fees paid indirectly	(191)

Total expenses, net	208

Net Investment Income	158

Net Realized Loss on Investments:
Net realized loss on investments in securities	(3,546)
Net realized gain on forward foreign currency contracts	21
Net realized gain on other foreign currency transactions	—

Net Realized Loss on Investments	(3,525)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	6,369
Net unrealized depreciation of forward foreign currency contracts	(17)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	6,350

Net Gain on Investments and Foreign Currency Transactions	2,825

Net Increase in Net Assets Resulting from Operations	$2,983

The accompanying notes are an integral part of these financial statements.

15

The Hartford Diversified International Fund
Statement of Changes in Net Assets
(000’s Omitted)

		For the Period
	For the	June 30, 2008*
	Year Ended	through
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$158	$27
Net realized loss on investments	(3,525)	(3,115)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	6,350	(5,220)

Net Increase (Decrease) In Net Assets Resulting From Operations	2,983	(8,308)

Distributions to Shareholders:
From net investment income
Class A	(8)	—
Class I	(3)	—
Class R3	—	—
Class R4	(1)	—
Class R5	(2)	—
Class Y	(25)	—

Total distributions	(39)	—

Capital Share Transactions:
Class A	5,683	4,238
Class B	227	1,005
Class C	363	1,034
Class I	17	1,000
Class R3	—	1,000
Class R4	9	1,000
Class R5	2	1,000
Class Y	25	10,000

Net increase from capital share transactions	6,326	20,277

Net Increase In Net Assets	9,270	11,969
Net Assets:

Beginning of period	11,969	—

End of period	$21,239	$11,969

Accumulated undistributed (distribution in excess of) net investment income (loss)	$154	$12

*	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

16

The Hartford Diversified International Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Diversified International Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

17

The Hartford Diversified International Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign

18

equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies

19

The Hartford Diversified International Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

g)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

j)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2009, the Fund had no outstanding when-issued or delayed delivery securities.

20

k)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward	$—	Unrealized depreciation on forward	$3
	foreign currency contracts		foreign currency contracts
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$21	$—	$21

Total	$—	$—	$—	$21	$—	$21

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(17)	—	$(17)

Total	$—	$—	$—	$(17)	$—	$(17)

m)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

21

The Hartford Diversified International Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$39
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$182
Accumulated Capital Losses *	(5,537)
Unrealized Appreciation †	9

Total Accumulated Deficit	$(5,346)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase accumulated undistributed net investment income by $23 and decrease accumulated net realized loss on investments by $23.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$2,149
2017	3,388

Total	$5,537

f)	Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4. Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s

22

investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.0000%
On next $500 million	0.9500%
On next $4 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.65%	2.40%	2.40%	1.40%	1.90%	1.65%	1.40%	1.30%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended
	October 31,	October 31,
	2009	2008
Class A Shares	1.65%	1.57	%*
Class B Shares	2.39	2.30	*
Class C Shares	2.39	2.31	*
Class I Shares	1.29	1.29	*
Class R3 Shares	1.90	1.89	*
Class R4 Shares	1.65	1.64	*
Class R5 Shares	1.39	1.39	*
Class Y Shares	1.30	1.30	*

*	From June 30, 2008 (commencement of operations), through October 31, 2008.

23

The Hartford Diversified International Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $23 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $3 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:
As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	401
Class B	100
Class C	100
Class I	100
Class R3	100
Class R4	100
Class R5	100
Class Y	1,004

24

6. Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$27,565
Sales Proceeds Excluding U.S. Government Obligations	21,236
7. Capital Share Transactions:
The following information is for the year ended October 31, 2009 and the period June 30, 2008 (commencement of operations) through October 31, 2008:

	For the Year Ended October 31, 2009					For the Period Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	784	1	(27)	—	758	432	—	(2)	—	430
Amount	$5,838	$8	$(163)	$—	$5,683	$4,256	$—	$(18)	$—	$4,238
Class B
Shares	39	—	(5)	—	34	101	—	—	—	101
Amount	$262	$—	$(35)	$—	$227	$1,005	$—	$—	$—	$1,005
Class C
Shares	60	—	(10)	—	50	105	—	(1)	—	104
Amount	$419	$—	$(56)	$—	$363	$1,038	$—	$(4)	$—	$1,034
Class I
Shares	2	—	—	—	2	100	—	—	—	100
Amount	$15	$2	$—	$—	$17	$1,000	$—	$—	$—	$1,000
Class R3
Shares	—	—	—	—	—	100	—	—	—	100
Amount	$—	$—	$—	$—	$—	$1,000	$—	$—	$—	$1,000
Class R4
Shares	2	—	(1)	—	1	100	—	—	—	100
Amount	$12	$1	$(4)	$—	$9	$1,000	$—	$—	$—	$1,000
Class R5
Shares	—	—	—	—	—	100	—	—	—	100
Amount	$—	$2	$—	$—	$2	$1,000	$—	$—	$—	$1,000
Class Y
Shares	—	4	—	—	4	1,000	—	—	—	1,000
Amount	$—	$25	$—	$—	$25	$10,000	$—	$—	$—	$10,000
8. Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

25

The Hartford Diversified International Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
9.	Industry Classifications:
Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
10. Subsequent Events:
Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

26

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27

The Hartford Diversified International Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$5.88	$0.06	$—	$1.43	$1.49	$(0.02)	$—	$—	$(0.02)	$1.47	$7.35
B	5.87	0.02	—	1.42	1.44	—	—	—	—	1.44	7.31
C	5.87	0.02	—	1.42	1.44	—	—	—	—	1.44	7.31
I	5.89	0.10	—	1.41	1.51	(0.02)	—	—	(0.02)	1.49	7.38
R3	5.87	0.06	—	1.42	1.48	—	—	—	—	1.48	7.35
R4	5.88	0.07	—	1.42	1.49	(0.01)	—	—	(0.01)	1.48	7.36
R5	5.88	0.09	—	1.42	1.51	(0.02)	—	—	(0.02)	1.49	7.37
Y	5.89	0.10	—	1.42	1.52	(0.03)	—	—	(0.03)	1.49	7.38

From (commencement of operations) June 30, 2008, through October 31, 2008
A(f)	10.00	0.01	—	(4.13)	(4.12)	—	—	—	—	(4.12)	5.88
B(f)	10.00	(0.01)	—	(4.12)	(4.13)	—	—	—	—	(4.13)	5.87
C(f)	10.00	(0.01)	—	(4.12)	(4.13)	—	—	—	—	(4.13)	5.87
I(f)	10.00	0.01	—	(4.12)	(4.11)	—	—	—	—	(4.11)	5.89
R3(f)	10.00	—	—	(4.13)	(4.13)	—	—	—	—	(4.13)	5.87
R4(f)	10.00	—	—	(4.12)	(4.12)	—	—	—	—	(4.12)	5.88
R5(f)	10.00	0.01	—	(4.13)	(4.12)	—	—	—	—	(4.12)	5.88
Y(f)	10.00	0.01	—	(4.12)	(4.11)	—	—	—	—	(4.11)	5.89

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Commenced operations on June 30, 2008.

(g)	Not annualized.

(h)	Annualized.

28

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)		Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

25.40%		$8,740	3.10%		1.65%		1.65%		0.99%		161%
24.53		989	3.80		2.40		2.40		0.34		—
24.53		1,127	3.80		2.40		2.40		0.36		—
25.84		755	2.70		1.30		1.30		1.55		—
25.26		735	3.39		1.90		1.90		0.96		—
25.43		745	3.09		1.65		1.65		1.20		—
25.81		740	2.80		1.40		1.40		1.46		—
25.86		7,408	2.70		1.30		1.30		1.55		—

(41.20	)(g)	2,528	2.01	(h)	1.57	(h)	1.57	(h)	0.26	(h)	67
(41.30	)(g)	591	2.74	(h)	2.31	(h)	2.31	(h)	(0.48	) (h)	—
(41.30	)(g)	611	2.75	(h)	2.32	(h)	2.32	(h)	(0.49	) (h)	—
(41.10	)(g)	589	1.74	(h)	1.30	(h)	1.30	(h)	0.53	(h)	—
(41.30	)(g)	588	2.44	(h)	1.90	(h)	1.90	(h)	(0.07	) (h)	—
(41.20	)(g)	588	2.14	(h)	1.65	(h)	1.65	(h)	0.18	(h)	—
(41.20	)(g)	588	1.84	(h)	1.40	(h)	1.40	(h)	0.43	(h)	—
(41.10	)(g)	5,886	1.74	(h)	1.30	(h)	1.30	(h)	0.52	(h)	—

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Diversified International Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Diversified International Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 15, 2009

30

The Hartford Diversified International Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

The Hartford Diversified International Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

32

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Diversified International Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
The Fund intends to make an election under the Internal Revenue Code Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $37.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.018	N/A	N/A	0.018
Class I	0.024	N/A	N/A	0.024
Class R3	0.002	N/A	N/A	0.002
Class R4	0.012	N/A	N/A	0.012
Class R5	0.021	N/A	N/A	0.021
Class Y	0.025	N/A	N/A	0.025
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

34

The Hartford Diversified International Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,278.30	$9.59	$1,000.00	$1,016.79	$8.49	1.67%	184	365
Class B	$1,000.00	$1,275.70	$13.94	$1,000.00	$1,012.96	$12.33	2.43	184	365
Class C	$1,000.00	$1,275.70	$13.82	$1,000.00	$1,013.06	$12.23	2.41	184	365
Class I	$1,000.00	$1,281.30	$7.42	$1,000.00	$1,018.70	$6.56	1.29	184	365
Class R3	$1,000.00	$1,278.30	$10.85	$1,000.00	$1,015.68	$9.60	1.89	184	365
Class R4	$1,000.00	$1,280.00	$9.42	$1,000.00	$1,016.94	$8.34	1.64	184	365
Class R5	$1,000.00	$1,279.50	$7.99	$1,000.00	$1,018.20	$7.07	1.39	184	365
Class Y	$1,000.00	$1,281.30	$7.42	$1,000.00	$1,018.70	$6.56	1.29	184	365

35

The Hartford Diversified International Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Diversified International Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

36

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over

37

The Hartford Diversified International Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

38

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-9 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford Dividend and Growth Fund

The Hartford Dividend and Growth Fund

The Hartford Dividend and Growth Fund inception 07/22/1996

(subadvised by Wellington Management Company, LLP)	Investment objective — Seeks a high level of current income consistent with growth of capital.
Performance Overview(1) 10/31/99 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	10
	Year	Year	Year

Dividend and Growth A#	12.17%	2.86%	3.14%
Dividend and Growth A##	6.00%	1.70%	2.56%
Dividend and Growth B#	11.22%	1.97%	NA *
Dividend and Growth B##	6.22%	1.64%	NA *
Dividend and Growth C#	11.37%	2.10%	2.42%
Dividend and Growth C##	10.37%	2.10%	2.42%
Dividend and Growth I#	12.52%	3.07%	3.25%
Dividend and Growth R3#	11.84%	2.84%	3.41%
Dividend and Growth R4#	12.27%	3.06%	3.52%
Dividend and Growth R5#	12.55%	3.22%	3.61%
Dividend and Growth Y#	12.73%	3.30%	3.64%
Russell 1000 Value Index	4.78%	-0.05%	1.70%
S&P 500 Index	9.78%	0.33%	-0.95%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.
Portfolio Manager
Edward P. Bousa, CFA
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Dividend and Growth Fund returned 12.17%, before sales charge, for the twelve-month period ended October 31, 2009, outperforming its benchmark, the S&P 500 Index, which returned 9.78% for the same period. The Fund also outperformed the 9.72% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets rose during the period, but this overall increase masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of October stocks rallied as investors came to believe that a Depression-like scenario was less likely.

2

Overall equity market performance was positive for the period across all market capitalizations: large cap equities (+10%), mid caps (+18%), and small caps (+6%) all rose, as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 indices respectively. During the twelve-month period nine of ten sectors within the S&P 500 Index posted positive returns, led by Consumer Discretionary (+21%), Information Technology (+32%), and Materials (+16%). Financials (-8%), Utilities (+2%), and Industrials (+3%) lagged on a relative basis.
The Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index was due to strong stock selection, particularly in Health Care, Energy, and Financials, which more than offset weak stock selection in the Information Technology, Consumer Discretionary, and Telecommunication Services sectors. Sector allocation detracted from benchmark-relative results, specifically the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to the strong-performing Information Technology and Consumer Discretionary sectors.
The Fund’s top contributors to benchmark-relative performance during the period were Schering-Plough (Health Care), Anadarko Petroleum (Energy), and Wells Fargo (Financials). Pharmaceutical company Schering-Plough benefited from a takeover offer from Merck, driving its share price higher. Shares of oil and gas exploration and production company Anadarko Petroleum rose due to multiple oil discoveries in the company’s high profile exploration portfolio. Shares of U.S. bank Wells Fargo rose after a capital raise helped to secure the company’s financial position. IBM (Information Technology) was also a top contributor to absolute (i.e. total return) performance.
Top detractors from benchmark-relative performance included Apple (Information Technology), Bank of America (Financials), and Capital One (Financials). Not holding consumer electronics company Apple hurt benchmark-relative performance as the stock performed well during the period despite slowing consumer trends. Shares of diversified banking company Bank of America fell significantly on weakness in their consumer-oriented loan portfolio and difficulties surrounding their acquisition of Merrill Lynch. Capital One, a diversified banking company with credit card, automobile, and commercial lending operations, announced disappointing quarterly results and forecast higher credit losses in 2009. Leading U.S. conglomerate General Electric (Industrials) was also a top detractor from absolute performance.
What is the outlook?
The market’s sharp rally off its March lows has narrowed or eliminated many previously-attractive disparities between market price and our assessment of fair value. The strength of the rally suggests that investors are pricing in not just the removal of the worst-case scenario, but a robust economic recovery. While recent economic releases point to an improvement from the dire outlook of early 2009, the U.S. economy is by no means out of the woods. Consumer and corporate debt levels remain high, unemployment persists near 10%, and the government’s unprecedented monetary and fiscal stimulus has raised the specter of inflation down the road.
Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights (i.e. the Fund’s sector position was greater than the benchmark position) were to the Energy, Industrials, and Health Care sectors, while we remain underweight to the Information Technology, Consumer Discretionary, and Consumer Staples sectors. We believe the Energy sector remains attractive based upon restricted supply at lower prices and a possible global economic rebound. Health Care also remains an attractive sector, due to both valuation and expected innovation, despite concerns regarding government reform.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets

Automobiles & Components (Consumer Discretionary)	0.5%
Banks (Financials)	4.5
Capital Goods (Industrials)	9.2
Commercial & Professional Services (Industrials)	1.7
Diversified Financials (Financials)	6.4
Energy (Energy)	16.6
Food & Staples Retailing (Consumer Staples)	2.2
Food, Beverage & Tobacco (Consumer Staples)	5.0
Health Care Equipment & Services (Health Care)	3.4
Household & Personal Products (Consumer Staples)	2.2
Insurance (Financials)	5.0
Materials (Materials)	3.1
Media (Consumer Discretionary)	2.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.5
Retailing (Consumer Discretionary)	2.5
Semiconductors & Semiconductor Equipment (Information Technology)	1.1
Software & Services (Information Technology)	3.4
Technology Hardware & Equipment (Information Technology)	5.7
Telecommunication Services (Services)	4.3
Transportation (Industrials)	1.7
Utilities (Utilities)	5.0
Short-Term Investments	3.5
Other Assets and Liabilities	(0.2)

Total	100.0%

3

The Hartford Dividend and Growth Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 96.7%
	Automobiles & Components — 0.5%
753	Honda Motor Co., Ltd. ADR	$23,330

	Banks — 4.5%
841	PNC Financial Services Group, Inc.	41,173
444	SunTrust Banks, Inc.	8,483
1,572	US Bancorp	36,495
1,714	Washington Mutual, Inc. Private Placement ⌂●†	221
4,393	Wells Fargo & Co.	120,897

		207,269

	Capital Goods — 9.2%
301	Caterpillar, Inc.	16,573
1,386	Deere & Co.	63,114
616	General Dynamics Corp.	38,604
1,011	General Electric Co.	14,415
1,176	Honeywell International, Inc.	42,189
779	Illinois Tool Works, Inc.	35,790
686	Lockheed Martin Corp.	47,156
791	Parker-Hannifin Corp.	41,886
1,212	Pentair, Inc.	35,261
739	Raytheon Co.	33,480
591	Siemens AG ADR	53,166

		421,634

	Commercial & Professional Services — 1.7%
1,300	Pitney Bowes, Inc.	31,850
1,599	Waste Management, Inc.	47,781

		79,631

	Diversified Financials — 6.4%
1,266	Ameriprise Financial, Inc.	43,903
3,119	Bank of America Corp.	45,480
138	Goldman Sachs Group, Inc.	23,415
2,128	JP Morgan Chase & Co.	88,895
564	Morgan Stanley	18,119
765	State Street Corp.	32,107
2,463	UBS AG ADR	40,861

		292,780

	Energy — 16.6%
1,376	Anadarko Petroleum Corp.	83,821
1,214	Baker Hughes, Inc.	51,077
990	BP plc ADR	56,037
1,980	Chevron Corp.	151,572
767	ConocoPhillips Holding Co.	38,498
947	EnCana Corp. ADR	52,455
1,534	Exxon Mobil Corp.	109,943
1,838	Marathon Oil Corp.	58,761
1,802	Total S.A. ADR	108,222
1,236	XTO Energy, Inc.	51,357

		761,743

	Food & Staples Retailing — 2.2%
599	Walgreen Co.	22,653
1,559	Wal-Mart Stores, Inc.	77,436

		100,089

	Food, Beverage & Tobacco — 5.0%
1,445	Nestle S.A. ADR	67,207
1,068	PepsiCo, Inc.	64,661
1,304	Philip Morris International, Inc.	61,776
709	SABMiller plc ADR	18,528
480	Unilever N.V. NY Shares ADR	14,818

		226,990

	Health Care Equipment & Services — 3.4%
922	Cardinal Health, Inc.	26,127
846	Covidien plc	35,642
1,628	Medtronic, Inc.	58,112
1,456	UnitedHealth Group, Inc.	37,783

		157,664

	Household & Personal Products — 2.2%
623	Kimberly-Clark Corp.	38,078
1,065	Procter & Gamble Co.	61,760

		99,838

	Insurance — 5.0%
1,147	ACE Ltd.	58,887
523	Aflac, Inc.	21,687
789	Chubb Corp.	38,277
935	Marsh & McLennan Cos., Inc.	21,923
1,832	MetLife, Inc.	62,336
536	Travelers Cos., Inc.	26,663

		229,773

	Materials — 3.1%
801	Agrium U.S., Inc.	37,588
1,056	Barrick Gold Corp.	37,942
528	BHP Billiton Ltd. ADR	34,620
1,533	International Paper Co.	34,199

		144,349

	Media — 2.7%
2,980	Comcast Corp. Class A	43,211
400	Comcast Corp. Special Class A	5,602
308	McGraw-Hill Cos., Inc.	8,867
1,303	Time Warner, Inc.	39,260
987	Walt Disney Co.	27,003

		123,943

	Pharmaceuticals, Biotechnology & Life Sciences — 10.5%
1,188	AstraZeneca plc ADR	53,367
2,282	Bristol-Myers Squibb Co.	49,745
2,493	Eli Lilly & Co.	84,794
992	Johnson & Johnson	58,560
2,229	Merck & Co., Inc.	68,946
4,762	Pfizer, Inc.	81,103
2,349	Schering-Plough Corp.	66,253
410	Teva Pharmaceutical Industries Ltd. ADR	20,707

		483,475

	Retailing — 2.5%
2,495	Buck Holdings L.P. ⌂●†	3,125
1,140	Gap, Inc.	24,336
1,330	Limited Brands, Inc.	23,406
582	Lowe’s Co., Inc.	11,382
2,433	Staples, Inc.	52,790

		115,039

	Semiconductors & Semiconductor Equipment — 1.1%
2,183	Texas Instruments, Inc.	51,201

	Software & Services — 3.4%
1,469	Accenture plc	54,486
990	Automatic Data Processing, Inc.	39,382
2,281	Microsoft Corp.	63,238

		157,106

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 96.7% — (continued)
	Technology Hardware & Equipment — 5.7%
1,566	Cisco Systems, Inc. ●		$35,783
2,330	Corning, Inc.		34,046
1,364	Hewlett-Packard Co.		64,740
1,061	IBM Corp.		128,016

			262,585

	Telecommunication Services — 4.3%
6,813	AT&T, Inc.		174,890
736	Verizon Communications, Inc.		21,779

			196,669

	Transportation — 1.7%
635	FedEx Corp.		46,173
548	United Parcel Service, Inc. Class B		29,395

			75,568

	Utilities — 5.0%
2,009	Dominion Resources, Inc.		68,480
966	Exelon Corp.		45,385
996	FPL Group, Inc.		48,894
1,298	PG&E Corp.		53,063
342	Veolia Environment ADR		11,156

			226,978

	Total common stocks (cost $4,178,478)		$4,437,654

WARRANTS — 0.0%
	Banks — 0.0%
214	Washington Mutual, Inc. Private Placement ⌂●†		$—

	Total warrants (cost $—)		$—

	Total long-term investments (cost $4,178,478)		$4,437,654

SHORT-TERM INVESTMENTS — 3.5%
	Repurchase Agreements — 3.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $6,507, collateralized by GNMA 5.00%, 2039, value of $6,637)
$6,507	0.08%, 10/30/2009		$6,507

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $38,121, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $38,883)

38,120	0.08%, 10/30/2009		38,120
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $42,465, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $43,314)
42,465	0.08%, 10/30/2009		42,465
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $430, collateralized by U.S. Treasury Note 2.75%, 2013, value of $436)
430	0.05%, 10/30/2009		430
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $73,578, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $75,050)
73,578	0.07%, 10/30/2009		73,578

			161,100

	Total short-term investments (cost $161,100)		$161,100

	Total investments (cost $4,339,578) ▲	100.2%	$4,598,754
	Other assets and liabilities	(0.2)%	(9,508)

	Total net assets	100.0%	$4,589,246

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.8% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $4,376,245 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$482,259
Unrealized Depreciation	(259,750)

Net Unrealized Appreciation	$222,509

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2009, was $3,346, which represents 0.07% of total net assets.

●	Currently non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	2,495	Buck Holdings L.P.	$2,497
04/2008	1,714	Washington Mutual, Inc. Private Placement	15,000
The accompanying notes are an integral part of these financial statements.

5

The Hartford Dividend and Growth Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Period	Shares/
Acquired	Par	Security	Cost Basis

04/2008	214	Washington Mutual, Inc. Private Placement Warrants	$—

The aggregate value of these securities at October 31, 2009 was $3,346 which represents 0.07% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

6

The Hartford Dividend and Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$4,437,654	$4,434,308	$—	$3,346
Warrants ‡	—	—	—	—
Short-Term Investments	161,100	—	161,100	—

Total	$4,598,754	$4,434,308	$161,100	$3,346

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of	Change in		Balance as of
	October 31,	Unrealized		October 31,
	2008	Depreciation	Net Purchases	2009

Assets:
Common Stock	$53	$(5,904)*	$9,197	$3,346

Total	$53	$(5,904)	$9,197	$3,346

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $(5,904).
The accompanying notes are an integral part of these financial statements.

7

The Hartford Dividend and Growth Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,339,578)	$4,598,754
Cash	109
Receivables:
Investment securities sold	8,979
Fund shares sold	10,174
Dividends and interest	8,393
Other assets	247

Total assets	4,626,656

Liabilities:
Payables:
Investment securities purchased	27,572
Fund shares redeemed	8,021
Investment management fees	478
Distribution fees	200
Accrued expenses	1,139

Total liabilities	37,410

Net assets	$4,589,246

Summary of Net Assets:
Capital stock and paid-in-capital	5,041,297
Accumulated undistributed net investment income	5,747
Accumulated net realized loss on investments and foreign currency transactions	(716,974)
Unrealized appreciation of investments	259,176

Net assets	$4,589,246

Shares authorized	800,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$16.03/$16.96

Shares outstanding	164,446

Net assets	$2,635,571

Class B: Net asset value per share	$15.76

Shares outstanding	14,975

Net assets	$236,026

Class C: Net asset value per share	$15.72

Shares outstanding	18,223

Net assets	$286,465

Class I: Net asset value per share	$15.98

Shares outstanding	41,220

Net assets	$658,690

Class R3: Net asset value per share	$16.18

Shares outstanding	320

Net assets	$5,171

Class R4: Net asset value per share	$16.22

Shares outstanding	1,194

Net assets	$19,372

Class R5: Net asset value per share	$16.24

Shares outstanding	120

Net assets	$1,947

Class Y: Net asset value per share	$16.25

Shares outstanding	45,904

Net assets	$746,004

The accompanying notes are an integral part of these financial statements.

8

The Hartford Dividend and Growth Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$103,767
Interest	216
Securities lending	29
Less: Foreign tax withheld	(1,177)

Total investment income	102,835

Expenses:
Investment management fees	21,458
Administrative services fees	23
Transfer agent fees	6,732
Distribution fees
Class A	5,304
Class B	1,957
Class C	2,095
Class R3	11
Class R4	29
Custodian fees	11
Accounting services fees	546
Registration and filing fees	317
Board of Directors’ fees	84
Audit fees	115
Other expenses	1,006

Total expenses (before waivers and fees paid indirectly)	39,688
Transfer agent fee waivers	(298)
Commission recapture	(116)
Custodian fee offset	—

Total waivers and fees paid indirectly	(414)

Total expenses, net	39,274

Net Investment Income	63,561

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(445,265)
Net realized loss on forward foreign currency contracts	(73)
Net realized gain on other foreign currency transactions	58

Net Realized Loss on Investments and Foreign Currency Transactions	(445,280)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	818,038
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—

Net Changes in Unrealized Appreciation of Investments	818,038

Net Gain on Investments and Foreign Currency Transactions	372,758

Net Increase in Net Assets Resulting from Operations	$436,319

The accompanying notes are an integral part of these financial statements.

9

The Hartford Dividend and Growth Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$63,561	$61,853
Net realized loss on investments and foreign currency transactions	(445,280)	(108,309)
Net unrealized appreciation (depreciation) of investments	818,038	(1,479,942)

Net Increase (Decrease) In Net Assets Resulting From Operations	436,319	(1,526,398)

Distributions to Shareholders:
From net investment income
Class A	(38,764)	(46,956)
Class B	(2,014)	(2,208)
Class C	(2,339)	(2,645)
Class I	(6,465)	(858)
Class R3	(30)	(4)
Class R4	(216)	(101)
Class R5	(23)	(6)
Class Y	(12,472)	(8,699)
From net realized gain on investments
Class A	—	(173,549)
Class B	—	(21,507)
Class C	—	(19,864)
Class I	—	(129)
Class R3	—	(9)
Class R4	—	(106)
Class R5	—	(10)
Class Y	—	(14,212)

Total distributions	(62,323)	(290,863)

Capital Share Transactions:
Class A	213,045 *	270,480
Class B	(2,912)†	(31,123)
Class C	45,365 ‡	(6,590)
Class I	438,869 §	202,564
Class R3	4,275 **	436
Class R4	9,227 ††	9,375
Class R5	1,481 ‡‡	258
Class Y	175,641 §§	444,967

Net increase from capital share transactions	884,991	890,367

Net Increase (Decrease) In Net Assets	1,258,987	(926,894)
Net Assets:
Beginning of period	3,330,259	4,257,153

End of period	$4,589,246	$3,330,259

Accumulated undistributed (distribution in excess of) net investment income (loss)	$5,747	$4,831

*	Includes merger activity in the amount of $304,392.

†	Includes merger activity in the amount of $42,346.

‡	Includes merger activity in the amount of $63,542.

§	Includes merger activity in the amount of $404.

**	Includes merger activity in the amount of $38.

††	Includes merger activity in the amount of $18.

‡‡	Includes merger activity in the amount of $8.

§§	Includes merger activity in the amount of $13,599.
The accompanying notes are an integral part of these financial statements.

10

The Hartford Dividend and Growth Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1. Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Dividend and Growth Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.
Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.
Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2. Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The

11

The Hartford Dividend and Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable

12

inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio

13

The Hartford Dividend and Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of October 31, 2009.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

j)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

14

k)	Additional Derivative Instrument(s) Information

The volume of derivative activity was minimal during the year ended October 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(73)	$—	$(73)

Total	$—	$—	$—	$(73)	$—	$(73)

l)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$62,323	$81,893
Long-Term Capital Gains *	—	208,970

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

15

The Hartford Dividend and Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,748
Accumulated Capital Losses *	(680,308)
Unrealized Appreciation †	222,509

Total Accumulated Deficit	$(452,051)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease undistributed net investment income by $322, increase accumulated net realized gain on investments by $280,855, and decrease paid-in-capital by $280,533.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2010	$20,521
2015	95,054
2016	109,157
2017	455,576

Total	$680,308

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2009, the Fund had $280,530 in expired capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4. Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

16

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $4 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.50%	1.20%	0.90%	NA
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.16%	1.08%	1.09%		1.13%	1.16%
Class B Shares	1.98	1.97	1.95		1.98	2.01
Class C Shares	1.92	1.83	1.82		1.86	1.88
Class I Shares	0.85	0.81	0.76		0.98 *
Class R3 Shares	1.47	1.50	1.40	†
Class R4 Shares	1.09	1.09	1.09	†
Class R5 Shares	0.80	0.79	0.82	†
Class Y Shares	0.69	0.68	0.68		0.70	0.72

*	From August 31, 2006 (commencement of operations), through October 31, 2006.

†	From December 22, 2006 (commencement of operations), through October 31, 2007.

17

The Hartford Dividend and Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $9,717 and contingent deferred sales charges of $402 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $120. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $9. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $5,923 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

18

g)	Payments from Affiliate — The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.03%	16.17%
Class B	0.03	15.19
Class C	0.03	15.39
Class I	0.03	16.64
Class Y	0.03	16.65
5. Affiliate Holdings:
As of October 31, 2009, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 30,911 Class Y shares of the Fund.
6. Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,177,489
Sales Proceeds Excluding U.S. Government Obligations	1,326,063

19

The Hartford Dividend and Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
7. Capital Share Transactions:
The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	30,549	2,720	(40,277)	19,330	12,322	28,976	10,493	(27,322)	—	12,147
Amount	$429,482	$37,971	$(558,800)	$304,392	$213,045	$556,608	$216,318	$(502,446)	$—	$270,480
Class B
Shares	1,753	144	(5,214)	2,734	(583)	1,813	1,117	(4,749)	—	(1,819)
Amount	$23,733	$1,952	$(70,943)	$42,346	$(2,912)	$34,327	$22,868	$(88,318)	$—	$(31,123)
Class C
Shares	2,756	158	(4,337)	4,111	2,688	2,241	1,031	(3,824)	—	(552)
Amount	$37,753	$2,145	$(58,075)	$63,542	$45,365	$41,699	$21,027	$(69,316)	$—	$(6,590)
Class I
Shares	33,036	442	(3,855)	26	29,649	11,984	51	(546)	—	11,489
Amount	$486,500	$6,336	$(54,371)	$404	$438,869	$210,565	$952	$(8,953)	$—	$202,564
Class R3
Shares	313	2	(28)	2	289	30	—	(7)	—	23
Amount	$4,603	$30	$(396)	$38	$4,275	$569	$13	$(146)	$—	$436
Class R4
Shares	782	15	(175)	1	623	525	10	(49)	—	486
Amount	$11,571	$216	$(2,578)	$18	$9,227	$10,068	$208	$(901)	$—	$9,375
Class R5
Shares	109	2	(13)	1	99	14	1	(2)	—	13
Amount	$1,634	$23	$(184)	$8	$1,481	$279	$16	$(37)	$—	$258
Class Y
Shares	14,601	855	(3,893)	852	12,415	23,180	1,110	(1,697)	—	22,593
Amount	$204,099	$12,209	$(54,266)	$13,599	$175,641	$449,513	$22,787	$(27,333)	$—	$444,967
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	952	$13,512
For the Year Ended October 31, 2008	654	$12,822
8. Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.
9. Fund Merger
Reorganization of certain series of Hartford Mutual Funds, Inc. On May 6, 2009, the Board of Directors (“Board”) of the Company approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of a series of the Company, The Hartford Stock Fund, into the Fund (“Reorganization”). The Reorganization did not require shareholder approval by shareholders of The Hartford Stock Fund.

20

Under the terms of the Plan of Reorganization, The Hartford Stock Fund (“Target Fund”) assets were acquired by the Fund (“Acquiring Fund”) on October 2, 2009. The Fund acquired the assets of The Hartford Stock Fund in exchange for shares in the Fund, which were distributed pro rata to The Hartford Stock Fund shareholders on October 2, 2009, in complete liquidation of The Hartford Stock Fund.
This merger was accomplished by tax free exchange as detailed below:

					Net assets of
			Acquiring Fund	Net assets of	Acquiring
	Net assets of Target		shares issued to the	Acquiring Fund	Fund
	Fund on Merger	Target Fund shares	Target Fund’s	immediately before	immediately
	Date	exchanged	shareholders	merger	after merger
Class A	$304,392	18,898	19,330	$2,304,138	$2,608,530
Class B	42,346	2,814	2,734	196,894	239,240
Class C	63,542	4,207	4,111	220,582	284,124
Class I	404	25	26	588,983	589,387
Class R3	38	2	2	4,261	4,299
Class R4	18	1	1	17,161	17,179
Class R5	8	—	1	1,538	1,546
Class Y	13,599	813	852	714,649	728,248

Total	$424,347	26,760	27,057	$4,048,206	$4,472,553
The Hartford Stock Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of October 2, 2009.

	Unrealized Appreciation	Accumulated Net
Fund	(Depreciation)	Realized Gains (Losses)	Capital Stock
Target Fund	$11,295	$(441,651)	$854,703
10. Industry Classifications:
Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
11. Subsequent Events:
Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

21

The Hartford Dividend and Growth Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$14.56	$0.26	$—	$1.47	$1.73	$(0.26)	$—	$—	$(0.26)	$1.47	$16.03
B	14.32	0.14	—	1.44	1.58	(0.14)	—	—	(0.14)	1.44	15.76
C	14.28	0.15	—	1.45	1.60	(0.16)	—	—	(0.16)	1.44	15.72
I	14.52	0.33	—	1.44	1.77	(0.31)	—	—	(0.31)	1.46	15.98
R3	14.71	0.25	—	1.46	1.71	(0.24)	—	—	(0.24)	1.47	16.18
R4	14.73	0.28	—	1.48	1.76	(0.27)	—	—	(0.27)	1.49	16.22
R5	14.75	0.33	—	1.47	1.80	(0.31)	—	—	(0.31)	1.49	16.24
Y	14.75	0.35	—	1.48	1.83	(0.33)	—	—	(0.33)	1.50	16.25

For the Year Ended October 31, 2008
A	23.12	0.31	—	(7.32)	(7.01)	(0.31)	(1.24)	—	(1.55)	(8.56)	14.56
B	22.76	0.14	—	(7.21)	(7.07)	(0.13)	(1.24)	—	(1.37)	(8.44)	14.32
C	22.72	0.17	—	(7.21)	(7.04)	(0.16)	(1.24)	—	(1.40)	(8.44)	14.28
I	23.07	0.34	—	(7.27)	(6.93)	(0.38)	(1.24)	—	(1.62)	(8.55)	14.52
R3	23.37	0.23	—	(7.40)	(7.17)	(0.25)	(1.24)	—	(1.49)	(8.66)	14.71
R4	23.39	0.32	—	(7.42)	(7.10)	(0.32)	(1.24)	—	(1.56)	(8.66)	14.73
R5	23.41	0.35	—	(7.40)	(7.05)	(0.37)	(1.24)	—	(1.61)	(8.66)	14.75
Y	23.41	0.37	—	(7.40)	(7.03)	(0.39)	(1.24)	—	(1.63)	(8.66)	14.75

For the Year Ended October 31, 2007
A	21.48	0.29	0.01	2.95	3.25	(0.27)	(1.34)	—	(1.61)	1.64	23.12
B	21.17	0.11	0.01	2.90	3.02	(0.09)	(1.34)	—	(1.43)	1.59	22.76
C	21.13	0.13	0.01	2.91	3.05	(0.12)	(1.34)	—	(1.46)	1.59	22.72
I	21.46	0.36	—	2.98	3.34	(0.39)	(1.34)	—	(1.73)	1.61	23.07
R3(g)	21.14	0.15	—	2.25	2.40	(0.17)	—	—	(0.17)	2.23	23.37
R4(g)	21.14	0.21	—	2.26	2.47	(0.22)	—	—	(0.22)	2.25	23.39
R5(g)	21.14	0.26	—	2.26	2.52	(0.25)	—	—	(0.25)	2.27	23.41
Y	21.72	0.37	—	3.02	3.39	(0.36)	(1.34)	—	(1.70)	1.69	23.41

For the Year Ended October 31, 2006 (j)
A	19.10	0.26	—	3.14	3.40	(0.26)	(0.76)	—	(1.02)	2.38	21.48
B	18.84	0.09	—	3.10	3.19	(0.10)	(0.76)	—	(0.86)	2.33	21.17
C	18.81	0.12	—	3.08	3.20	(0.12)	(0.76)	—	(0.88)	2.32	21.13
I(k)	20.48	0.03	—	1.03	1.06	(0.08)	—	—	(0.08)	0.98	21.46
Y	19.30	0.35	—	3.18	3.53	(0.35)	(0.76)	—	(1.11)	2.42	21.72

For the Year Ended October 31, 2005
A	17.79	0.23	—	1.51	1.74	(0.24)	(0.19)	—	(0.43)	1.31	19.10
B	17.56	0.08	—	1.48	1.56	(0.09)	(0.19)	—	(0.28)	1.28	18.84
C	17.53	0.10	—	1.48	1.58	(0.11)	(0.19)	—	(0.30)	1.28	18.81
Y	17.97	0.32	—	1.53	1.85	(0.33)	(0.19)	—	(0.52)	1.33	19.30

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	During the year ended October 31, 2009, The Hartford Dividend and Growth Fund incurred $236.4 million in sales associated with the transition of assets from The Hartford Stock Fund, which merged into the Fund on October 2, 2009. These sales are excluded from the portfolio turnover rate calculation.

(f)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

(g)	Commenced operations on December 22, 2006.

(h)	Not annualized.

(i)	Annualized.

(j)	Per share amounts have been calculated using average shares outstanding method.

(k)	Commenced operations on August 31, 2006.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)		Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

12.17%		$2,635,571	1.17%		1.17%		1.17%		1.88%		33	%(e)
11.22		236,026	2.14		1.99		1.99		1.10		—
11.37		286,465	1.92		1.92		1.92		1.13		—
12.52		658,690	0.85		0.85		0.85		1.96		—
11.84		5,171	1.47		1.47		1.47		1.26		—
12.27		19,372	1.09		1.09		1.09		1.85		—
12.55		1,947	0.80		0.80		0.80		2.07		—
12.73		746,004	0.69		0.69		0.69		2.30		—

(32.24)		2,214,358	1.09		1.09		1.09		1.62		36
(32.85)		222,732	1.97		1.97		1.97		0.73		—
(32.80)		221,895	1.83		1.83		1.83		0.87		—
(32.02)		167,989	0.82		0.82		0.82		1.77		—
(32.53)		455	1.58		1.50		1.50		1.16		—
(32.25)		8,410	1.09		1.09		1.09		1.63		—
(32.06)		310	0.80		0.80		0.80		1.94		—
(31.99)		494,110	0.69		0.69		0.69		2.01		—

16.20	(f)	3,236,757	1.09		1.09		1.09		1.35		24
15.22	(f)	395,552	1.95		1.95		1.95		0.50		—
15.42	(f)	365,443	1.82		1.82		1.82		0.62		—
16.67	(f)	1,899	0.77		0.77		0.77		1.50		—
11.38	(h)	177	1.40	(i)	1.40	(i)	1.40	(i)	0.63	(i)	—
11.70	(h)	1,994	1.09	(i)	1.09	(i)	1.09	(i)	0.72	(i)	—
11.99	(h)	193	0.82	(i)	0.82	(i)	0.82	(i)	0.98	(i)	—
16.68	(f)	255,138	0.69		0.69		0.69		1.72		—

18.63		2,626,634	1.14		1.14		1.14		1.32		29
17.63		365,678	1.99		1.99		1.99		0.48		—
17.75		317,139	1.87		1.87		1.87		0.60		—
5.20	(h)	11	1.08	(i)	0.98	(i)	0.98	(i)	0.59	(i)	—
19.15		133,376	0.71		0.71		0.71		1.75		—

9.87		2,109,617	1.17		1.17		1.17		1.25		26
8.92		343,650	2.01		2.01		2.01		0.41		—
9.08		280,967	1.89		1.89		1.89		0.54		—
10.36		114,777	0.73		0.73		0.73		1.64		—

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
of The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Dividend and Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Dividend and Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

24

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 - 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

26

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Dividend and Growth Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.262	N/A	N/A	0.262
Class B	0.143	N/A	N/A	0.143
Class C	0.158	N/A	N/A	0.158
Class I	0.309	N/A	N/A	0.309
Class R3	0.235	N/A	N/A	0.235
Class R4	0.274	N/A	N/A	0.274
Class R5	0.313	N/A	N/A	0.313
Class Y	0.327	N/A	N/A	0.327
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

28

The Hartford Dividend and Growth Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,198.20	$6.37	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class B	$1,000.00	$1,192.80	$10.89	$1,000.00	$1,015.27	$10.01	1.97	184	365
Class C	$1,000.00	$1,193.00	$10.50	$1,000.00	$1,015.63	$9.65	1.90	184	365
Class I	$1,000.00	$1,200.00	$4.66	$1,000.00	$1,020.97	$4.28	0.84	184	365
Class R3	$1,000.00	$1,196.40	$8.08	$1,000.00	$1,017.85	$7.43	1.46	184	365
Class R4	$1,000.00	$1,198.40	$5.98	$1,000.00	$1,019.76	$5.50	1.08	184	365
Class R5	$1,000.00	$1,199.80	$4.38	$1,000.00	$1,021.22	$4.02	0.79	184	365
Class Y	$1,000.00	$1,200.30	$3.77	$1,000.00	$1,021.78	$3.47	0.68	184	365

29

The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Dividend and Growth Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the

31

The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

32

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-10 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Equity Growth Allocation Fund

The Hartford Equity Growth Allocation Fund inception 05/28/2004
(subadvised by Hartford Investment Management Company)
Investment objective — Seeks long-term capital appreciation.
Performance Overview(1) 5/28/04 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception

Equity Growth Allocation A#	15.20%	1.37%	1.96%
Equity Growth Allocation A##	8.87%	0.23%	0.90%
Equity Growth Allocation B#	14.51%	0.69%	1.27%
Equity Growth Allocation B##	9.51%	0.33%	1.11%
Equity Growth Allocation C#	14.33%	0.66%	1.25%
Equity Growth Allocation C##	13.33%	0.66%	1.25%
Equity Growth Allocation I#	15.77%	1.61%	2.18%
Equity Growth Allocation R3#	15.05%	1.24%	1.84%
Equity Growth Allocation R4#	15.40%	1.42%	2.00%
Equity Growth Allocation R5#	15.73%	1.57%	2.15%
S&P 500 Index	9.78%	0.33%	0.59%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Equity Growth Allocation Fund returned 15.20%, before sales charges, for the twelve-month period ended October 31, 2009. In comparison, its benchmark, the S&P 500 Index, returned 9.78% while the average return for the Lipper Multi-Cap Core category, a group of funds with investment strategies similar to those of the Fund, was 14.23%.
Why did the Fund perform this way?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market — high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. After a difficult first half of the year, investor risk aversion fell significantly and the year ending October 31, 2009 finished strong.
During the period, the S&P 500 rose 9.8%. Across the different market capitalizations, mid-cap and large-cap stocks outperformed small-cap stocks. Within U.S. equities, the growth investment style outperformed value. In contrast to last year, international stocks outperformed U.S. stocks. Specifically, Emerging Markets stock, measured by the MSCI Emerging Markets Stock Index, posted the strongest results, up 64.6%. In March investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter, with the S&P 500 rising 55% since the risk rally began in March. Within equities, investors

2

preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and Russell Mid-Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 stocks outperformed their higher quality peers.
The Fund’s strategic asset allocation decisions within equities contributed to the fund’s performance. Specifically, favorable allocations within the international markets into emerging markets, international small-cap, and international real estate investment trust (REITs) helped to offset an underweight (i.e. the Fund’s sector position was less than the benchmark position) to small and mid-cap stocks.
Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the year, our underlying fund selection enhanced relative performance (i.e. performance of the Fund as measured against the benchmark). No hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required for the reporting period.
During the period, the Fund has continued to utilize ETFs to obtain asset class exposures unavailable through The Hartford fund family. Specifically, the Fund has set target allocations to ETFs that provide U.S. and international real estate exposure.
What is the Outlook?
While the risk rally that began in early March has pushed equities and other high risk asset classes higher around the world, we believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their dramatic recovery in the 2nd and 3rd quarters. We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
We have positioned the Fund with an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to international equities, both large and small cap.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	2.6%
SPDR DJ Wilshire REIT ETF	0.5
The Hartford Capital Appreciation Fund, Class Y	16.9
The Hartford Capital Appreciation II Fund, Class Y	2.0
The Hartford Disciplined Equity Fund, Class Y	6.0
The Hartford Dividend and Growth Fund, Class Y	1.3
The Hartford Equity Income Fund, Class Y	2.4
The Hartford Fundamental Growth Fund, Class Y	1.3
The Hartford Global Equity Fund, Class Y	0.0
The Hartford Global Growth Fund, Class Y	5.1
The Hartford Growth Fund, Class Y	1.9
The Hartford Growth Opportunities Fund, Class Y	7.8
The Hartford International Opportunities Fund, Class Y	9.5
The Hartford International Small Company Fund, Class Y	5.7
The Hartford MidCap Fund, Class Y	0.4
The Hartford MidCap Growth Fund, Class Y	0.3
The Hartford MidCap Value Fund, Class Y	0.3
The Hartford Select MidCap Value Fund, Class Y	2.0
The Hartford Select SmallCap Value Fund, Class Y	7.4
The Hartford Small Company Fund, Class Y	7.2
The Hartford Value Fund, Class Y	19.0
The Hartford Value Opportunities Fund, Class Y	0.4
Other Assets and Liabilities	0.0

Total	100.0%

3

The Hartford Equity Growth Allocation Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES — 96.9%
EQUITY FUNDS - 96.9%
1,203	The Hartford Capital Appreciation Fund, Class Y		$36,373
394	The Hartford Capital Appreciation II Fund, Class Y •		4,318
1,213	The Hartford Disciplined Equity Fund, Class Y		13,053
171	The Hartford Dividend and Growth Fund, Class Y		2,772
476	The Hartford Equity Income Fund, Class Y		5,142
288	The Hartford Fundamental Growth Fund, Class Y •		2,709
11	The Hartford Global Equity Fund, Class Y		90
820	The Hartford Global Growth Fund, Class Y •		10,919
296	The Hartford Growth Fund, Class Y •		4,187
782	The Hartford Growth Opportunities Fund, Class Y •		16,876
1,563	The Hartford International Opportunities Fund, Class Y		20,426
1,132	The Hartford International Small Company Fund, Class Y		12,330
54	The Hartford MidCap Fund, Class Y •		959
89	The Hartford MidCap Growth Fund, Class Y •		683
81	The Hartford MidCap Value Fund, Class Y		712
561	The Hartford Select MidCap Value Fund, Class Y		4,311
1,994	The Hartford Select SmallCap Value Fund, Class Y		15,868
1,038	The Hartford Small Company Fund, Class Y •		15,597
4,293	The Hartford Value Fund, Class Y		40,996
77	The Hartford Value Opportunities Fund, Class Y		810

	Total equity funds (cost $242,879)		$209,131

	Total investments in affiliated investment companies (cost $242,879)		$209,131

EXCHANGE TRADED FUNDS — 3.1%
160	SPDR DJ Wilshire International Real Estate ETF		$5,533
24	SPDR DJ Wilshire REIT ETF .		1,050

	Total exchange traded funds (cost $6,404)		$6,583

	Total long-term investments (cost $249,283)		$215,714

	Total investments (cost $249,283) ▲	100.0%	$215,714
	Other assets and liabilities	—%	48

	Total net assets	100.0%	$215,762

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $250,277 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,639
Unrealized Depreciation	(37,202)

Net Unrealized Depreciation	$(34,563)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Equity Growth Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$209,131	$209,131	$—	$—
Exchange Traded Funds	6,583	6,583	—	—

Total	$215,714	$215,714	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Growth Allocation Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $6,404)	$6,583
Investments in underlying affiliated funds, at market value (cost $242,879)	209,131
Receivables:
Investment securities sold	286
Fund shares sold	337
Dividends and interest	—
Other assets	55

Total assets	216,392

Liabilities:
Payables:
Fund shares redeemed	533
Investment management fees	5
Distribution fees	19
Accrued expenses	73

Total liabilities	630

Net assets	$215,762

Summary of Net Assets:
Capital stock and paid-in-capital	281,821
Accumulated undistributed net investment income	312
Accumulated net realized loss on investments	(32,802)
Unrealized depreciation of investments	(33,569)

Net assets	$215,762

Shares authorized	400,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$9.35/ $9.89

Shares outstanding	13,219

Net assets	$123,640

Class B: Net asset value per share	$9.27

Shares outstanding	3,252

Net assets	$30,159

Class C: Net asset value per share	$9.23

Shares outstanding	5,439

Net assets	$50,218

Class I: Net asset value per share	$9.36

Shares outstanding	67

Net assets	$626

Class R3: Net asset value per share	$9.31

Shares outstanding	100

Net assets	$933

Class R4: Net asset value per share	$9.32

Shares outstanding	481

Net assets	$4,482

Class R5: Net asset value per share	$9.36

Shares outstanding	609

Net assets	$5,704

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Growth Allocation Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$259
Dividends from underlying affiliated funds	3,522
Interest	1

Total investment income	3,782

Expenses:
Investment management fees	293
Administrative services fees	11
Transfer agent fees	574
Distribution fees
Class A	277
Class B	268
Class C	466
Class R3	4
Class R4	9
Custodian fees	1
Accounting services fees	23
Registration and filing fees	84
Board of Directors’ fees	7
Audit fees	11
Other expenses	64

Total expenses (before waivers)	2,092
Expense waivers	(161)
Transfer agent fee waivers	(35)

Total waivers	(196)

Total expenses, net	1,896

Net Investment Income	1,886

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(32,555)
Net realized loss on investments in securities	(13)

Net Realized Loss on Investments	(32,568)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	60,407

Net Changes in Unrealized Appreciation of Investments	60,407

Net Gain on Investments	27,839

Net Increase in Net Assets Resulting from Operations	$29,725

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Growth Allocation Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income (loss)	$1,886	$(667)
Net realized gain (loss) on investments	(32,568)	13,299
Net unrealized appreciation (depreciation) of investments	60,407	(145,028)

Net Increase (Decrease) In Net Assets Resulting From Operations	29,725	(132,396)

Distributions to Shareholders:
From net investment income
Class A	(1,018)	(6,892)
Class B	—	(1,544)
Class C	(149)	(2,397)
Class I	(321)	(7)
Class R3	(5)	(33)
Class R4	(31)	(40)
Class R5	(51)	(4)
From net realized gain on investments
Class A	(1,143)	(10,090)
Class B	(288)	(2,785)
Class C	(459)	(4,316)
Class I	(7)	(4)
Class R3	(7)	(55)
Class R4	(28)	(47)
Class R5	(16)	(4)

Total distributions	(3,523)	(28,218)

Capital Share Transactions:
Class A	(4,007)	34,133
Class B	(1,584)	5,149
Class C	(177)	9,733
Class I	(1,377)	901
Class R3	134	283
Class R4	1,476	3,306
Class R5	3,276	2,210

Net increase (decrease) from capital share transactions	(2,259)	55,715

Net Increase (Decrease) In Net Assets	23,943	(104,899)
Net Assets:
Beginning of period	191,819	296,718

End of period	$215,762	$191,819

Accumulated undistributed (distribution in excess of) net investment income (loss)	$312	$—

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Equity Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

9

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation - Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

10

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Indexed Securities - The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders - Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Indemnifications - Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially

11

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) - Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings - The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$1,575	$9,945
Long-Term Capital Gains *	1,948	18,273

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$312
Accumulated Capital Losses *	(31,808)
Unrealized Depreciation †	(34,563)

Total Accumulated Deficit	$(66,059)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts - The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase accumulated undistributed net investment income by $1 and decrease accumulated net realized loss on investments by $1.

12

e)	Capital Loss Carryforward - At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$31,808

Total	$31,808

f)	Accounting for Uncertainty in Income Taxes - Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement - Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses - Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

13

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares - HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $622 and contingent deferred sales charges of $93 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $56. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $550 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$50,707
Sales Proceeds Excluding U.S. Government Obligations	54,809

14

6.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	3,193	291	(3,901)	—	(417)	3,894	1,191	(2,598)	—	2,487
Amount	$25,003	$2,116	$(31,126)	$—	$(4,007)	$47,768	$16,355	$(29,990)	$—	$34,133
Class B
Shares	394	39	(639)	—	(206)	629	301	(571)	—	359
Amount	$3,035	$275	$(4,894)	$—	$(1,584)	$7,627	$4,107	$(6,585)	$—	$5,149
Class C
Shares	2,806	78	(2,966)	—	(82)	1,479	432	(1,200)	—	711
Amount	$21,077	$556	$(21,810)	$—	$(177)	$17,894	$5,883	$(14,044)	$—	$9,733
Class I
Shares	2,667	42	(2,722)	—	(13)	82	—	(6)	—	76
Amount	$19,323	$312	$(21,012)	$—	$(1,377)	$942	$8	$(49)	$—	$901
Class R3
Shares	38	2	(25)	—	15	29	7	(12)	—	24
Amount	$335	$12	$(213)	$—	$134	$341	$88	$(146)	$—	$283
Class R4
Shares	288	8	(104)	—	192	302	7	(49)	—	260
Amount	$2,219	$59	$(802)	$—	$1,476	$3,761	$87	$(542)	$—	$3,306
Class R5
Shares	521	9	(105)	—	425	196	1	(18)	—	179
Amount	$4,027	$67	$(818)	$—	$3,276	$2,367	$8	$(165)	$—	$2,210
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	37	$290
For the Year Ended October 31, 2008	32	$385
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

8.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

15

The Hartford Equity Growth Allocation Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$8.29	$0.08	$—	$1.14	$1.22	$(0.08)	$(0.08)	$—	$(0.16)	$1.06	$9.35
B	8.19	0.03	—	1.13	1.16	—	(0.08)	—	(0.08)	1.08	9.27
C	8.19	0.04	—	1.10	1.14	(0.02)	(0.08)	—	(0.10)	1.04	9.23
I	8.31	0.89	—	0.36	1.25	(0.12)	(0.08)	—	(0.20)	1.05	9.36
R3	8.25	0.06	—	1.14	1.20	(0.06)	(0.08)	—	(0.14)	1.06	9.31
R4	8.27	0.07	—	1.15	1.22	(0.09)	(0.08)	—	(0.17)	1.05	9.32
R5	8.31	0.10	—	1.15	1.25	(0.12)	(0.08)	—	(0.20)	1.05	9.36

For the Year Ended October 31, 2008 (e)
A	15.55	0.01	—	(5.82)	(5.81)	(0.55)	(0.90)	—	(1.45)	(7.26)	8.29
B	15.40	(0.09)	—	(5.76)	(5.85)	(0.46)	(0.90)	—	(1.36)	(7.21)	8.19
C	15.39	(0.08)	—	(5.76)	(5.84)	(0.46)	(0.90)	—	(1.36)	(7.20)	8.19
I	15.59	(0.03)	—	(5.75)	(5.78)	(0.60)	(0.90)	—	(1.50)	(7.28)	8.31
R3	15.52	(0.02)	—	(5.80)	(5.82)	(0.55)	(0.90)	—	(1.45)	(7.27)	8.25
R4	15.56	(0.05)	—	(5.75)	(5.79)	(0.60)	(0.90)	—	(1.50)	(7.29)	8.27
R5	15.60	(0.03)	—	(5.76)	(5.79)	(0.60)	(0.90)	—	(1.50)	(7.29)	8.31

For the Year Ended October 31, 2007
A	13.21	0.03	—	2.83	2.86	(0.24)	(0.28)	—	(0.52)	2.34	15.55
B	13.10	(0.07)	—	2.81	2.74	(0.16)	(0.28)	—	(0.44)	2.30	15.40
C	13.10	(0.07)	—	2.80	2.73	(0.16)	(0.28)	—	(0.44)	2.29	15.39
I	13.22	0.19	—	2.71	2.90	(0.25)	(0.28)	—	(0.53)	2.37	15.59
R3(f)	13.24	(0.05)	—	2.33	2.28	—	—	—	—	2.28	15.52
R4(f)	13.24	(0.02)	—	2.34	2.32	—	—	—	—	2.32	15.56
R5(f)	13.24	(0.01)	—	2.37	2.36	—	—	—	—	2.36	15.60

For the Year Ended October 31, 2006
A	11.46	0.02	—	1.83	1.85	(0.09)	(0.01)	—	(0.10)	1.75	13.21
B	11.37	(0.12)	—	1.88	1.76	(0.02)	(0.01)	—	(0.03)	1.73	13.10
C	11.37	(0.12)	—	1.88	1.76	(0.02)	(0.01)	—	(0.03)	1.73	13.10
I(i)	12.59	(0.01)	—	0.64	0.63	—	—	—	—	0.63	13.22

For the Year Ended October 31, 2005
A	10.38	(0.02)	—	1.12	1.10	(0.02)	—	—	(0.02)	1.08	11.46
B	10.35	(0.08)	—	1.10	1.02	—	—	—	—	1.02	11.37
C	10.35	(0.07)	—	1.09	1.02	—	—	—	—	1.02	11.37

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Commenced operations on December 22, 2006.

(g)	Not annualized.

(h)	Annualized.

(i)	Commenced operations on August 31, 2006.

16

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

15.20%	$123,640	0.79%		0.72%		0.72%		1.03%		26%
14.51	30,159	1.68		1.34		1.34		0.41		—
14.33	50,218	1.53		1.47		1.47		0.56		—
15.77	626	0.28		0.28		0.28		9.91		—
15.05	933	0.96		0.96		0.96		0.76		—
15.40	4,482	0.65		0.65		0.65		0.82		—
15.73	5,704	0.34		0.34		0.34		1.26		—

(40.92)	113,006	0.69		0.68		0.68		0.05		10
(41.40)	28,322	1.52		1.49		1.49		(0.72)		—
(41.35)	45,209	1.43		1.43		1.43		(0.66)		—
(40.73)	668	0.30		0.30		0.30		(0.29)		—
(41.10)	699	0.95		0.95		0.95		(0.13)		—
(40.92)	2,389	0.64		0.64		0.64		(0.40)		—
(40.78)	1,526	0.34		0.34		0.34		(0.26)		—

22.39	173,379	0.69		0.69		0.69		(0.06)		37
21.58	47,743	1.52		1.37		1.37		(0.72)		—
21.50	74,047	1.42		1.37		1.37		(0.72)		—
22.75	64	0.39		0.37		0.37		(0.15)		—
17.22 (g)	952	0.97	(h)	0.96	(h)	0.96	(h)	(0.91	) (h)	—
17.52 (g)	456	0.71	(h)	0.69	(h)	0.69	(h)	(0.64	) (h)	—
17.82 (g)	77	0.42	(h)	0.38	(h)	0.38	(h)	(0.33	) (h)	—

16.18	116,198	0.79		0.72		0.72		(0.34)		14
15.43	33,295	1.62		1.37		1.37		(0.93)		—
15.43	51,936	1.51		1.37		1.37		(0.92)		—
5.00 (g)	11	0.71	(h)	0.48	(h)	0.48	(h)	(0.45	) (h)	—

10.60	58,087	0.85		0.68		0.68		(0.43)		9
9.88	20,155	1.64		1.33		1.33		(1.08)		—
9.88	32,718	1.53		1.34		1.34		(1.08)		—

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Equity Growth Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Equity Growth Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Equity Growth Allocation Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Equity Growth Allocation Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Equity Growth Allocation Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%
QII‡	5.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

‡	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.072	N/A	0.083	0.155
Class B	N/A	N/A	0.083	0.083
Class C	0.020	N/A	0.083	0.103
Class I	0.119	N/A	0.083	0.202
Class R3	0.058	N/A	0.083	0.141
Class R4	0.090	N/A	0.083	0.173
Class R5	0.116	N/A	0.083	0.199
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Equity Growth Allocation Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,217.40	$4.19	$1,000.00	$1,021.42	$3.82	0.75%	184	365
Class B	$1,000.00	$1,213.40	$7.75	$1,000.00	$1,018.20	$7.07	1.39	184	365
Class C	$1,000.00	$1,212.90	$8.26	$1,000.00	$1,017.74	$7.53	1.48	184	365
Class I	$1,000.00	$1,220.30	$1.68	$1,000.00	$1,023.69	$1.53	0.30	184	365
Class R3	$1,000.00	$1,217.00	$5.42	$1,000.00	$1,020.32	$4.94	0.97	184	365
Class R4	$1,000.00	$1,219.90	$3.58	$1,000.00	$1,021.98	$3.26	0.64	184	365
Class R5	$1,000.00	$1,220.30	$1.90	$1,000.00	$1,023.49	$1.73	0.34	184	365

23

The Hartford Equity Growth Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Equity Growth Allocation Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant

24

monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In

25

The Hartford Equity Growth Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-11 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Equity Income Fund

The Hartford Equity Income Fund inception 08/28/2003
(subadvised by Wellington Management Company, LLP)
Investment objective – Seeks a high level of current income consistent with growth of capital.
Performance Overview(1) 8/28/03 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception

Equity Income A#	6.62%	2.75%	4.55%
Equity Income A##	0.75%	1.60%	3.59%
Equity Income B#	5.91%	1.92%	3.71%
Equity Income B##	0.91%	1.57%	3.71%
Equity Income C#	5.85%	2.02%	3.82%
Equity Income C##	4.85%	2.02%	3.82%
Equity Income I#	6.98%	2.95%	4.71%
Equity Income R3#	6.31%	2.75%	4.69%
Equity Income R4#	6.58%	2.93%	4.84%
Equity Income R5#	6.96%	3.11%	4.98%
Equity Income Y#	7.22%	3.20%	5.06%
Russell 1000 Value Index	4.78%	-0.05%	3.24%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Karen H. Grimes, CFA	Ian R. Link, CFA	W. Michael Reckmeyer, III, CFA
Senior Vice President	Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Equity Income Fund returned 6.62%, before sales charge, for the twelve-month period ended October 31, 2009, outperforming its benchmark, the Russell 1000 Value Index, which returned 4.78% for the same period. The Fund underperformed the 9.72% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets rose during the period, but this overall increase masks two significantly different market environments. From the beginning of November through early March 2009, stocks fell sharply reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of October 2009, stocks rallied as investors came to believe that a Depression-like scenario was less likely. Sector returns within the Russell 1000 Value Index diverged widely in this environment, with strength in Information Technology (+33%), Consumer Discretionary (+23%), and Materials (+18%) overshadowing weakness in Financials (-8%) and Industrials (-5%).

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The Fund outperformed its benchmark due to stock selection as well as allocation among sectors, a fall-out of the bottom-up (i.e. stock by stock fundamental research) stock selection process. Selection was particularly strong within the Industrials, Energy, and Consumer Staples sectors. In addition, an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology helped relative (i.e. performance of the Fund as measured against the benchmark) performance.
Among the top contributors to benchmark-relative returns were Citigroup (Financials), Microsoft (Information Technology), and Nordstrom (Consumer Discretionary). We did not own the downward-trending shares of Citigroup during the period, which benefited relative results as the company is a significant benchmark holding. Shares of global technology giant Microsoft gained on better-than-expected quarterly results, expectations of a strong software product cycle, and cost cutting discpline. Nordstrom, an upscale retailer, saw its shares rise as its fundamentals improved and investors’ economic outlook became less negative. Top absolute (i.e. total return) contributors for the period included banking firm Goldman Sachs (Financials) and global pharmaceutical company Merck (Health Care).
PNC Financial (Financials), Bank of America (Financials), and U.S. Bancorp (Financials), detracted most from relative returns. Shares of financial services firm PNC Financial fell on concerns regarding the value of assets held at recently-acquired National City. Shares of Bank of America declined on weakness in their consumer-oriented loan portfolio and due to difficulties surrounding their acquisition of Merrill Lynch. A mixed earnings report and fears of a dividend cut pushed shares of banking and financial services company U.S. Bancorp lower. Stocks that detracted most from absolute returns included leading U.S. conglomerate General Electric (Industrials).
What is the outlook?
The market’s sharp rally off its March lows has narrowed or eliminated many previously-attractive disparities between market price and our assessment of fair value. The strength of the rally suggests that investors are pricing in not just the removal of the worst-case scenario, but a robust economic recovery. While recent economic releases point to an improvement from the dire outlook of early 2009, the U.S. economy is by no means out of the woods. Consumer and corporate debt levels remain high, unemployment persists near 10%, and the government’s unprecedented monetary and fiscal stimulus has raised the specter of inflation down the road.
In this environment we continue to apply our time-tested philosophy focused on building a portfolio in which growth and the dividend yield are better than the market and valuations are lower than the market. Based on bottom-up stock decisions, we ended the period most overweight the Consumer Staples, Industrials, and Information Technology sectors; our largest underweights were in the Financials, Telecommunications Services, and Energy sectors.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	6.4%
Capital Goods (Industrials)	11.6
Commercial & Professional Services (Industrials)	2.9
Consumer Durables & Apparel (Consumer Discretionary)	1.7
Consumer Services (Consumer Discretionary)	1.5
Diversified Financials (Financials)	8.5
Energy (Energy)	17.5
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer Staples)	7.1
Household & Personal Products (Consumer Staples)	1.9
Insurance (Financials)	7.3
Materials (Materials)	2.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	9.4
Retailing (Consumer Discretionary)	5.5
Semiconductors & Semiconductor Equipment (Information Technology)	3.0
Software & Services (Information Technology)	3.1
Telecommunication Services (Services)	3.2
Utilities (Utilities)	5.9
Short-Term Investments	0.8
Other Assets and Liabilities	(0.2)

Total	100.0%

3

The Hartford Equity Income Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 99.4%
	Banks — 6.4%
343	PNC Financial Services Group, Inc.	$16,783
161	Toronto-Dominion Bank ADR	9,187
890	Wells Fargo & Co.	24,487

		50,457

	Capital Goods — 11.6%
199	3M Co.	14,670
165	Caterpillar, Inc.	9,096
150	Eaton Corp.	9,067
815	General Electric Co.	11,626
262	Illinois Tool Works, Inc.	12,008
283	Ingersoll-Rand plc	8,940
237	PACCAR, Inc.	8,855
46	Schneider Electric S.A.	4,805
273	Stanley Works	12,366

		91,433

	Commercial & Professional Services — 2.9%
380	Republic Services, Inc.	9,836
423	Waste Management, Inc.	12,642

		22,478

	Consumer Durables & Apparel — 1.7%
72	Fortune Brands, Inc.	2,797
256	Mattel, Inc.	4,846
74	V.F. Corp.	5,236

		12,879

	Consumer Services — 1.5%
208	McDonald’s Corp.	12,185

	Diversified Financials — 8.5%
520	Bank of America Corp.	7,580
293	Bank of New York Mellon Corp.	7,810
101	Goldman Sachs Group, Inc.	17,221
821	JP Morgan Chase & Co.	34,297

		66,908

	Energy — 17.5%
179	Baker Hughes, Inc.	7,514
289	BP plc ADR	16,380
421	Chevron Corp.	32,200
227	ConocoPhillips Holding Co.	11,384
386	Exxon Mobil Corp.	27,695
352	Marathon Oil Corp.	11,266
252	Occidental Petroleum Corp.	19,084
208	Total S.A. ADR	12,489

		138,012

	Food & Staples Retailing — 0.9%
255	Sysco Corp.	6,745

	Food, Beverage & Tobacco — 7.1%
479	Altria Group, Inc.	8,671
127	General Mills, Inc.	8,385
58	Lorillard, Inc.	4,492
343	Nestle S.A. ADR	15,977
156	PepsiCo, Inc.	9,422
189	Philip Morris International, Inc.	8,942

		55,889

	Household & Personal Products — 1.9%
241	Kimberly-Clark Corp.	14,711

	Insurance — 7.3%
317	ACE Ltd.	16,277
150	Aflac, Inc.	6,228
236	Allstate Corp.	6,984
266	Chubb Corp.	12,914
297	Marsh & McLennan Cos., Inc.	6,965
411	Unum Group	8,189

		57,557

	Materials — 2.0%
270	E.I. DuPont de Nemours & Co.	8,588
132	PPG Industries, Inc.	7,433

		16,021

	Pharmaceuticals, Biotechnology & Life Sciences — 9.4%
149	GlaxoSmithKline plc ADR	6,137
353	Johnson & Johnson	20,863
768	Merck & Co., Inc.	23,751
1,372	Pfizer, Inc.	23,360

		74,111

	Retailing — 5.5%
384	Genuine Parts Co.	13,429
759	Home Depot, Inc.	19,036
192	Sherwin-Williams Co.	10,969

		43,434

	Semiconductors & Semiconductor Equipment — 3.0%
634	Intel Corp.	12,110
181	Maxim Integrated Products, Inc.	3,015
364	Texas Instruments, Inc.	8,543

		23,668

	Software & Services — 3.1%
871	Microsoft Corp.	24,147

	Telecommunication Services — 3.2%
702	AT&T, Inc.	18,017
253	Verizon Communications, Inc.	7,482

		25,499

	Utilities — 5.9%
235	American Electric Power Co., Inc.	7,108
309	Dominion Resources, Inc.	10,524
91	Edison International	2,908
79	Entergy Corp.	6,076
51	Exelon Corp.	2,386
261	FPL Group, Inc.	12,792
222	Northeast Utilities	5,124

		46,918

	Total common stocks (cost $790,881)	$783,052

	Total long-term investments (cost $790,881)	$783,052

SHORT-TERM INVESTMENTS — 0.8%
	Repurchase Agreements — 0.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $269, collateralized by GNMA 5.00%, 2039, value of $275)
$269	0.08%, 10/30/2009	$269
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS — 0.8% — (continued)
	Repurchase Agreements — 0.8% — (continued)

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1,578, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $1,610)

$1,578	0.08%, 10/30/2009		$1,578
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1,758, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $1,793)
1,758	0.08%, 10/30/2009		1,758
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $18, collateralized by U.S. Treasury Note 2.75%, 2013, value of $18)
18	0.05%, 10/30/2009		18
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $3,046, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $3,107)
3,046	0.07%, 10/30/2009		3,046

			6,669

	Total short-term investments (cost $6,669)		$6,669

	Total investments (cost $797,550)▲	100.2%	$789,721
	Other assets and liabilities	(0.2)%	(1,202)

	Total net assets	100.0%	$788,519

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.3% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $803,013 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$62,559
Unrealized Depreciation	(75,851)

Net Unrealized Depreciation	$(13,292)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

5

The Hartford Equity Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$783,052	$778,247	$4,805	$—
Short-Term Investments	6,669	—	6,669	—

Total	$789,721	$778,247	$11,474	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Income Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $797,550)	$789,721
Cash	154
Receivables:
Fund shares sold	2,010
Dividends and interest	826
Other assets	79

Total assets	792,790

Liabilities:
Payables:
Investment securities purchased	1,598
Fund shares redeemed	2,344
Investment management fees	97
Distribution fees	41
Accrued expenses	191

Total liabilities	4,271

Net assets	$788,519

Summary of Net Assets:
Capital stock and paid-in-capital	908,415
Accumulated undistributed net investment income	465
Accumulated net realized loss on investments and foreign currency transactions	(112,532)
Unrealized depreciation of investments	(7,829)

Net assets	$788,519

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$10.74/$11.37

Shares outstanding	59,488

Net assets	$639,106

Class B: Net asset value per share	$10.72

Shares outstanding	3,179

Net assets	$34,086

Class C: Net asset value per share	$10.73

Shares outstanding	4,446

Net assets	$47,708

Class I: Net asset value per share	$10.72

Shares outstanding	555

Net assets	$5,946

Class R3: Net asset value per share	$10.78

Shares outstanding	47

Net assets	$506

Class R4: Net asset value per share	$10.78

Shares outstanding	135

Net assets	$1,456

Class R5: Net asset value per share	$10.79

Shares outstanding	1

Net assets	$8

Class Y: Net asset value per share	$10.81

Shares outstanding	5,523

Net assets	$59,703

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Income Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$26,317
Interest	24
Securities lending	1
Less: Foreign tax withheld	(372)

Total investment income	25,970

Expenses:
Investment management fees	5,088
Administrative services fees	2
Transfer agent fees	1,329
Distribution fees
Class A	1,396
Class B	306
Class C	429
Class R3	1
Class R4	1
Custodian fees	8
Accounting services fees	97
Registration and filing fees	133
Board of Directors’ fees	19
Audit fees	27
Other expenses	217

Total expenses (before waivers and fees paid indirectly)	9,053
Expense waivers	(117)
Transfer agent fee waivers	(24)
Commission recapture	(45)
Custodian fee offset	—

Total waivers and fees paid indirectly	(186)

Total expenses, net	8,867

Net Investment Income	17,103

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(98,816)
Net realized loss on forward foreign currency contracts	(35)
Net realized gain on other foreign currency transactions	24

Net Realized Loss on Investments and Foreign Currency Transactions	(98,827)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	133,341
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	11

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	133,352

Net Gain on Investments and Foreign Currency Transactions	34,525

Net Increase in Net Assets Resulting from Operations	$51,628

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Income Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$17,103	$22,434
Net realized loss on investments and foreign currency transactions	(98,827)	(13,793)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	133,352	(301,519)

Net Increase (Decrease) In Net Assets Resulting From Operations	51,628	(292,878)

Distributions to Shareholders:
From net investment income
Class A	(14,918)	(17,009)
Class B	(611)	(667)
Class C	(840)	(972)
Class I	(87)	(26)
Class R3	(5)	(2)
Class R4	(12)	—
Class R5	—	—
Class Y	(1,696)	(3,366)
From net realized gain on investments
Class A	—	(19,859)
Class B	—	(1,368)
Class C	—	(1,893)
Class I	—	(24)
Class R3	—	(3)
Class Y	—	(3,379)

Total distributions	(18,169)	(48,568)

Capital Share Transactions:
Class A	47,718	62,259
Class B	676	(4,224)
Class C	2,522	(7,425)
Class I	4,014	910
Class R3	372	19
Class R4	1,247	—
Class R5	—	—
Class Y	(4,583)	(22,304)

Net increase from capital share transactions	51,966	29,235

Net Increase (Decrease) In Net Assets	85,425	(312,211)
Net Assets:
Beginning of period	703,094	1,015,305

End of period	$788,519	$703,094

Accumulated undistributed (distribution in excess of) net investment income (loss)	$465	$1,611

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Income Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Equity Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

10

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

11

The Hartford Equity Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
c)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements – A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending – The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

g)	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of October 31, 2009.

12

h)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Additional Derivative Instrument(s) Information

The volume of derivative activity was minimal during the year ended October 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(35)	$—	$(35)

Total	$—	$—	$—	$(35)	$—	$(35)

k)	Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13

The Hartford Equity Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
3.	Federal Income Taxes:
a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$18,169	$26,921
Long-Term Capital Gains *	—	21,647

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$465
Accumulated Capital Losses *	(107,069)
Unrealized Depreciation †	(13,292)

Total Accumulated Deficit	$(119,896)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to

14

decrease accumulated undistributed net investment income by $80, increase accumulated net realized gain on investments by $81, and decrease paid-in-capital by $1.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$7,634
2017	99,435

Total	$107,069

f)	Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%
b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.60%	1.30%	1.00%	0.90%

15

The Hartford Equity Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
d)	Fees Paid Indirectly - The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.24%	1.14%	1.12%		1.00%	0.50%
Class B Shares	1.91	2.00	1.96		1.84	1.38
Class C Shares	1.98	1.87	1.83		1.70	1.22
Class I Shares	0.96	0.84	0.81		0.80 *
Class R3 Shares	1.59	1.50	1.50	†
Class R4 Shares	1.20	1.13	1.18	†
Class R5 Shares	0.88	0.84	0.89	†
Class Y Shares	0.81	0.74	0.73		0.57	0.10

*	From August 31, 2006 (commencement of operations), through October 31, 2006.

†	From December 22, 2006 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $4,080 and contingent deferred sales charges of $81 from the Fund.
The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.
For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $7. These commissions are in turn paid to sales representatives of the broker/dealers.

16

f)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $1,296 for providing such services. These fees are accrued daily and paid monthly.
Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:
As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	1
6.	Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$313,390
Sales Proceeds Excluding U.S. Government Obligations	249,912

17

The Hartford Equity Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
7.	Capital Share Transactions:
The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	21,884	1,534	(18,382)	—	5,036	11,842	2,683	(10,143)	—	4,382
Amount	$206,646	$14,506	$(173,434)	$—	$47,718	$151,313	$36,274	$(125,328)	$—	$62,259
Class B
Shares	1,040	62	(1,030)	—	72	428	142	(931)	—	(361)
Amount	$9,665	$586	$(9,575)	$—	$676	$5,527	$1,942	$(11,693)	$—	$(4,224)
Class C
Shares	1,695	79	(1,534)	—	240	467	188	(1,252)	—	(597)
Amount	$15,982	$736	$(14,196)	$—	$2,522	$5,716	$2,567	$(15,708)	$—	$(7,425)
Class I
Shares	957	6	(548)	—	415	93	3	(16)	—	80
Amount	$9,678	$60	$(5,724)	$—	$4,014	$1,039	$48	$(177)	$—	$910
Class R3
Shares	41	—	(2)	—	39	2	—	—	—	2
Amount	$392	$5	$(25)	$—	$372	$23	$4	$(8)	$—	$19
Class R4
Shares	145	1	(12)	—	134	—	—	—	—	—
Amount	$1,358	$12	$(123)	$—	$1,247	$—	$—	$—	$—	$—
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Class Y
Shares	1,160	178	(1,799)	—	(461)	794	498	(3,863)	—	(2,571)
Amount	$10,646	$1,696	$(16,925)	$—	$(4,583)	$10,513	$6,745	$(39,562)	$—	$(22,304)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	40	$372
For the Year Ended October 31, 2008	61	$794
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

18

10.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

19

The Hartford Equity Income Fund
Financial Highlights

- Selected Per-Share Data (a)-
	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$10.35	$0.24	$—	$0.41	$0.65	$(0.26)	$—	$—	$(0.26)	$0.39	$10.74
B	10.33	0.18	—	0.40	0.58	(0.19)	—	—	(0.19)	0.39	10.72
C	10.34	0.17	—	0.41	0.58	(0.19)	—	—	(0.19)	0.39	10.73
I	10.33	0.22	—	0.46	0.68	(0.29)	—	—	(0.29)	0.39	10.72
R3	10.39	0.15	—	0.47	0.62	(0.23)	—	—	(0.23)	0.39	10.78
R4	10.40	0.18	—	0.47	0.65	(0.27)	—	—	(0.27)	0.38	10.78
R5	10.40	0.28	—	0.40	0.68	(0.29)	—	—	(0.29)	0.39	10.79
Y	10.40	0.29	—	0.42	0.71	(0.30)	—	—	(0.30)	0.41	10.81

For the Year Ended October 31, 2008
A	15.16	0.32	—	(4.42)	(4.10)	(0.31)	(0.40)	—	(0.71)	(4.81)	10.35
B	15.12	0.21	—	(4.41)	(4.20)	(0.19)	(0.40)	—	(0.59)	(4.79)	10.33
C	15.14	0.23	—	(4.42)	(4.19)	(0.21)	(0.40)	—	(0.61)	(4.80)	10.34
I	15.12	0.35	—	(4.39)	(4.04)	(0.35)	(0.40)	—	(0.75)	(4.79)	10.33
R3	15.21	0.27	—	(4.41)	(4.14)	(0.28)	(0.40)	—	(0.68)	(4.82)	10.39
R4	15.22	0.32	—	(4.43)	(4.11)	(0.31)	(0.40)	—	(0.71)	(4.82)	10.40
R5	15.22	0.36	—	(4.43)	(4.07)	(0.35)	(0.40)	—	(0.75)	(4.82)	10.40
Y	15.23	0.39	—	(4.46)	(4.07)	(0.36)	(0.40)	—	(0.76)	(4.83)	10.40

For the Year Ended October 31, 2007
A	14.00	0.27	—	1.69	1.96	(0.26)	(0.54)	—	(0.80)	1.16	15.16
B	13.97	0.16	—	1.67	1.83	(0.14)	(0.54)	—	(0.68)	1.15	15.12
C	13.99	0.18	—	1.67	1.85	(0.16)	(0.54)	—	(0.70)	1.15	15.14
I	13.99	0.31	—	1.69	2.00	(0.33)	(0.54)	—	(0.87)	1.13	15.12
R3(f)	13.97	0.17	—	1.24	1.41	(0.17)	—	—	(0.17)	1.24	15.21
R4(f)	13.97	0.23	—	1.22	1.45	(0.20)	—	—	(0.20)	1.25	15.22
R5(f)	13.97	0.27	—	1.21	1.48	(0.23)	—	—	(0.23)	1.25	15.22
Y	14.07	0.31	—	1.72	2.03	(0.33)	(0.54)	—	(0.87)	1.16	15.23

For the Year Ended October 31, 2006
A	12.09	0.26	—	1.96	2.22	(0.28)	(0.03)	—	(0.31)	1.91	14.00
B	12.07	0.16	—	1.94	2.10	(0.17)	(0.03)	—	(0.20)	1.90	13.97
C	12.08	0.17	—	1.96	2.13	(0.19)	(0.03)	—	(0.22)	1.91	13.99
I(i)	13.52	0.08	—	0.46	0.54	(0.07)	—	—	(0.07)	0.47	13.99
Y	12.15	0.30	—	1.98	2.28	(0.33)	(0.03)	—	(0.36)	1.92	14.07

For the Year Ended October 31, 2005
A	11.28	0.27	—	0.82	1.09	(0.26)	(0.02)	—	(0.28)	0.81	12.09
B	11.26	0.17	—	0.82	0.99	(0.16)	(0.02)	—	(0.18)	0.81	12.07
C	11.27	0.20	—	0.81	1.01	(0.18)	(0.02)	—	(0.20)	0.81	12.08
Y	11.33	0.32	—	0.83	1.15	(0.31)	(0.02)	—	(0.33)	0.82	12.15

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Commenced operations on December 22, 2006.

(g)	Not annualized.

(h)	Annualized.

(i)	Commenced operations on August 31, 2006.

20

- Ratios and Supplemental Data -
		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

6.62%	$639,106	1.26%		1.25%		1.25%		2.51%		37%
5.91	34,086	2.19		1.92		1.92		1.86		—
5.85	47,708	1.98		1.98		1.98		1.79		—
6.98	5,946	0.96		0.96		0.96		2.28		—
6.31	506	1.63		1.60		1.60		1.62		—
6.58	1,456	1.21		1.21		1.21		1.84		—
6.96	8	0.89		0.89		0.89		2.88		—
7.22	59,703	0.81		0.81		0.81		3.00		—

(28.08)	563,703	1.19		1.14		1.14		2.49		53
(28.67)	32,097	2.06		2.00		2.00		1.63		—
(28.61)	43,493	1.92		1.87		1.87		1.76		—
(27.80)	1,449	0.90		0.85		0.85		2.80		—
(28.26)	78	1.55		1.50		1.50		2.14		—
(28.03)	8	1.18		1.13		1.13		2.50		—
(27.82)	8	0.90		0.85		0.85		2.78		—
(27.80)	62,258	0.80		0.75		0.75		2.90		—

14.68	758,905	1.22		1.12		1.12		1.93		20
13.69	52,424	2.07		1.97		1.97		1.09		—
13.80	72,690	1.94		1.84		1.84		1.23		—
14.96	907	0.92		0.82		0.82		2.18		—
10.11 (g)	95	1.60	(h)	1.50	(h)	1.50	(h)	1.51	(h)	—
10.44 (g)	11	1.28	(h)	1.18	(h)	1.18	(h)	1.84	(h)	—
10.67 (g)	11	0.99	(h)	0.89	(h)	0.89	(h)	2.13	(h)	—
15.12	130,262	0.83		0.73		0.73		2.30		—

18.70	529,664	1.30		1.00		1.00		2.02		24
17.67	43,198	2.14		1.84		1.84		1.19		—
17.88	61,572	2.01		1.71		1.71		1.33		—
4.05 (g)	106	1.37	(h)	0.80	(h)	0.80	(h)	1.32	(h)	—
19.18	7,593	0.88		0.58		0.58		2.26		—

9.74	379,604	1.34		0.51		0.51		2.41		23
8.84	33,989	2.18		1.38		1.38		1.53		—
9.00	53,435	2.03		1.23		1.23		1.70		—
10.22	784	0.91		0.11		0.11		2.79		—

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Equity Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Equity Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

22

The Hartford Equity Income Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

The Hartford Equity Income Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

24

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Equity Income Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.257	N/A	N/A	0.257
Class B	0.191	N/A	N/A	0.191
Class C	0.187	N/A	N/A	0.187
Class I	0.288	N/A	N/A	0.288
Class R3	0.231	N/A	N/A	0.231
Class R4	0.265	N/A	N/A	0.265
Class R5	0.291	N/A	N/A	0.291
Class Y	0.297	N/A	N/A	0.297
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

26

The Hartford Equity Income Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,208.90	$6.96	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class B	$1,000.00	$1,204.30	$10.78	$1,000.00	$1,015.43	$9.86	1.94	184	365
Class C	$1,000.00	$1,204.70	$10.95	$1,000.00	$1,015.27	$10.01	1.97	184	365
Class I	$1,000.00	$1,211.30	$5.35	$1,000.00	$1,020.37	$4.89	0.96	184	365
Class R3	$1,000.00	$1,206.70	$8.90	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class R4	$1,000.00	$1,209.90	$6.74	$1,000.00	$1,019.11	$6.16	1.21	184	365
Class R5	$1,000.00	$1,211.20	$4.85	$1,000.00	$1,020.82	$4.43	0.87	184	365
Class Y	$1,000.00	$1,212.40	$4.41	$1,000.00	$1,021.22	$4.02	0.79	184	365

27

The Hartford Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Equity Income Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

28

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

29

The Hartford Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-12 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Floating Rate Fund

The Hartford Floating Rate Fund inception 04/29/2005

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks a high level of current income.
Performance Overview(1) 4/29/05 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S.dollar-denominated leveraged loan market.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	Since
	Year	Inception

Floating Rate A#	23.65%	1.86%
Floating Rate A##	19.94%	1.17%
Floating Rate B#	22.74%	1.09%
Floating Rate B##	17.74%	0.74%
Floating Rate C#	22.60%	1.09%
Floating Rate C##	21.60%	1.09%
Floating Rate I#	24.08%	2.09%
Floating Rate R3#	23.31%	1.82%
Floating Rate R4#	23.65%	1.96%
Floating Rate R5#	23.47%	2.06%
Floating Rate Y#	23.87%	2.14%
Credit Suisse Leveraged Loan Index	24.65%	2.92%

#	Without sales charge

##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Michael Bacevich	Frank Ossino
Managing Director	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Floating Rate Fund returned 23.65%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmark, the Credit Suisse Leveraged Loan Index, returned 24.65%, while the average return of the Lipper Loan Participation Funds category, a group of funds with investment strategies similar to those of the Fund, was 23.90%.
Why did the Fund perform this way?
The last twelve-months (for the period ended October 31, 2009) in the leveraged loan market was easily the most volatile period on record. Following the failure of Lehman Brothers in September of 2008, the loan market and credit markets in general collapsed. The loan market (as represented by Credit Suisse Leveraged Loan Index) returned -28.75% for calendar year 2008, with most of the decline coming in the final three months of the year. In the face of continued uncertainty, the Fund’s cash allocation was increased to near 15% going into 2009.
However, 2009 brought changes for the better. The high yield bond and loan markets began 2009 with a rally that has continued for nearly the entire year, mostly driven by retail inflows in both asset classes. Specific to loans, scheduled amortization payments and cash proceeds from repayments resulted in increased demand as investors redeployed the cash back into the loan market. With no material new issuance in the market, and the absence of forced selling the technical picture shifted to the investors’ favor. This has resulted in the loan market posting a 40.7% year to date return as of October 31, 2009.

2

Over the last twelve-months, the Fund modestly underperformed its benchmark. As previously mentioned, the Fund had a sizable allocation to cash going into 2009, and, this was a significant drag on relative (i.e. performance of the Fund as measured against the benchmark) performance as the markets began to rally. The Fund also had a significant underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Auto sector, which outperformed the loan market as a whole.
The Fund’s cash allocation was steadily reduced starting in March, however since liquidity concerns still plagued the overall market and the loan market specifically, the Fund added allocations to high yield bonds and investment grade bonds in lieu of continuing to hold a high allocation to cash. The purchases in these sectors were confined to quality, short-dated bonds where we expect repayment and refinancing should not be a problem. These positions did temper total returns since loans rallied more in 2009 than either of these asset classes. However, the allocations have improved the liquidity profile of the Fund as well as contributed to the Fund’s yield in a historically low LIBOR (London Interbank Offering Rate) environment.
Beginning in April 2009 as the overall market continued to show signs of improvement; the Fund started reducing exposure to traditionally defensive sectors such as Healthcare, Utilities, and Food, while increasing exposure to cyclical sectors including Chemicals, Housing, Forest Products, and Retail. These allocation shifts helped bolster performance over the last half of the period.
What is your outlook?
Signs continue to point to an economic recovery in the U.S., and we believe the worst is behind us. The number of issuers seeking amendment relief is slowing, and the ability to amend loans should continue to benefit the loan market as issuers are able to push off impending maturity dates.
Our longer-term (twelve-month) outlook is that the bank loan market will continue to generate positive returns, which we feel will be equally attributable to coupon and price appreciation. In addition, the potential for a rising rate environment continues to increase, which would benefit the yield generated by the bank loan asset class. With much of the loan markets easy returns behind us, future performance will once again be largely driven by credit selection. We still expect defaults to end the year around 10-12%, but we have revised our expectation for the next twelve months to 6-8%, and we think even that may be slightly conservative.
Distribution by Credit Quality
as of October 31, 2009

Percentage of
Long-Term
Rating	Holdings
BBB	5.8%
BB	21.7
B	55.5
CCC	12.6
CC	0.1
C	0.2
D	2.4
Not Rated	1.7

Total	100.0%

Diversification by Industry
as of October 31, 2009

Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	1.5%
Administrative Waste Management and Remediation	2.8
Agriculture, Construction, Mining and Machinery	1.4
Agriculture, Forestry, Fishing and Hunting	0.1
Air Transportation	3.1
Apparel Manufacturing	0.3
Arts, Entertainment and Recreation	6.7
Beverage and Tobacco Product Manufacturing	0.9
Chemical Manufacturing	7.6
Computer and Electronic Product Manufacturing	1.5
Construction	0.3
Finance and Insurance	5.6
Food Manufacturing	4.4
Health Care and Social Assistance	10.4
Information	19.4
Mining	1.2
Miscellaneous Manufacturing	1.7
Motor Vehicle & Parts Manufacturing	4.0
Other Services	0.5
Paper Manufacturing	2.0
Petroleum and Coal Products Manufacturing	4.8
Primary Metal Manufacturing	0.2
Professional, Scientific and Technical Services	1.6
Real Estate and Rental and Leasing	1.7
Retail Trade	5.4
Services	0.5
Soap, Cleaning Compound and Toilet Manufacturing	1.1
Textile Mills	0.3
Textile Product Mills	0.5
Toy Manufacturing	0.1
Truck Transportation	0.4
Utilities	4.6
Other Securities
Media	0.0
Utilities	0.0
Short-Term Investments	9.7
Other Assets and Liabilities	(6.3)

Total	100.0%

3

The Hartford Floating Rate Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.4%
	Finance and Insurance - 0.4%
	Bayview Financial Acquisition Trust
$2,600	2.39%, 05/28/2037 ⌂Δ	$28
	Goldman Sachs Mortgage Securities Corp.
16,838	1.74%, 02/01/2012 ⌂Δ	8,419
	Helios Finance L.P.
5,000	2.59%, 10/20/2014 ■Δ	3,572
	Structured Asset Securities Corp.
4,453	2.74%, 02/25/2037 Δ	13
	Wells Fargo Home Equity Trust
2,302	2.49%, 03/25/2037 ⌂Δ	4

		12,036

	Total asset & commercial mortgage backed securities (cost $31,015)	$12,036

CORPORATE BONDS: INVESTMENT GRADE - 2.9%
	Administrative Waste Management and Remediation - 0.3%
	Allied Waste North America, Inc.
$10,000	7.88%, 04/15/2013 ‡	$10,312

	Air Transportation - 0.1%
	Delta Air Lines, Inc.
3,000	7.57%, 11/18/2010	3,000

	Beverage and Tobacco Product Manufacturing - 0.6%
	Anheuser-Busch InBev N.V.
5,000	7.20%, 01/15/2014 ■	5,633
10,000	7.75%, 01/15/2019 ■	11,653

		17,286

	Chemical Manufacturing - 0.5%
	Dow Chemical Co.
14,000	7.60%, 05/15/2014 ‡	15,555

	Information - 0.5%
	Time Warner Cable, Inc.
15,000	7.50%, 04/01/2014 ‡	17,266

	Mining - 0.8%
	Anglo American Capital plc
9,970	9.38%, 04/08/2014 ■‡	11,644
	Rio Tinto Finance USA Ltd.
11,660	8.95%, 05/01/2014 ‡	13,781

		25,425

	Petroleum and Coal Products Manufacturing - 0.1%
	Valero Energy Corp.
3,688	9.38%, 03/15/2019 ‡	4,365

	Total corporate bonds: investment grade (cost $82,676)	$93,209

CORPORATE BONDS: NON-INVESTMENT GRADE - 10.4%
	Accommodation and Food Services - 0.8%
	Ameristar Casinos, Inc.
$4,485	9.25%, 06/01/2014 ■	$4,664
	MGM Mirage, Inc.
14,815	8.50%, 09/15/2010 ‡	14,704
	Wynn Las Vegas LLC
5,000	6.63%, 12/01/2014 ‡	4,750

		24,118

	Agriculture, Forestry, Fishing and Hunting - 0.1%
	Dole Food Co., Inc.
1,975	8.00%, 10/01/2016 ■	2,000

	Air Transportation - 0.4%
	Delta Air Lines, Inc.
8,000	9.50%, 09/15/2014 ■	8,160
	United Air Lines, Inc.
4,000	10.40%, 11/01/2016 ‡	4,080

		12,240

	Arts, Entertainment and Recreation - 0.4%
	FireKeepers Development Authority
4,510	13.88%, 05/01/2015 ■	4,871
	Marquee Holdings, Inc.
9,215	9.51%, 08/15/2014 ‡	7,660

		12,531

	Beverage and Tobacco Product Manufacturing - 0.1%
	Constellation Brands, Inc.
2,850	8.38%, 12/15/2014 ‡	3,007

	Finance and Insurance - 0.7%
	Ford Motor Credit Co.
10,000	8.00%, 06/01/2014 ‡	9,723
5,000	12.00%, 05/15/2015 ‡	5,630
	LPL Holdings, Inc.
7,185	10.75%, 12/15/2015 ■	7,275

		22,628

	Food Manufacturing - 0.4%
	Dean Foods Co.
4,000	7.00%, 06/01/2016 ‡	3,880
	Smithfield Foods, Inc.
10,000	10.00%, 07/15/2014 ■	10,500

		14,380

	Health Care and Social Assistance - 1.3%
	DaVita, Inc.
15,650	6.63%, 03/15/2013 ‡	15,415
	DJO Finance LLC
2,150	10.88%, 11/15/2014 ‡	2,241
	HCA, Inc.
7,000	6.30%, 10/01/2012 ‡	6,860
6,000	6.75%, 07/15/2013 ‡	5,835
2,000	7.88%, 02/01/2011 ‡	2,040
	Invacare Corp.
5,820	9.75%, 02/15/2015 ‡	6,155
	Warner Chilcott Corp.
4,510	8.75%, 02/01/2015 ‡	4,668

		43,214

	Information - 3.4%
	Charter Communications Operating LLC
3,000	10.00%, 04/30/2012 ■Ψ	3,045
	Cricket Communications, Inc.
7,745	7.75%, 05/15/2016 ■	7,726
5,600	9.38%, 11/01/2014 ‡	5,432
	CSC Holdings, Inc.
17,265	8.50%, 04/15/2014 ■‡	18,236
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 10.4% - (continued)
	Information - 3.4% - (continued)
	Frontier Communications Corp.
$5,000	6.25%, 01/15/2013 ‡	$4,938
4,000	8.25%, 05/01/2014 ‡	4,100
	Intelsat Subsidiary Holding Co.
1,000	8.50%, 01/15/2013 ‡	1,004
5,000	8.88%, 01/15/2015 ■	5,018
	Level 3 Financing, Inc.
2,000	4.60%, 02/15/2015 ‡Δ	1,455
	Mediacom Broadband LLC
5,000	8.50%, 10/15/2015 ‡	5,050
	Mediacom LLC
1,025	9.13%, 08/15/2019 ■	1,058
	MetroPCS Wireless, Inc.
7,300	9.25%, 11/01/2014 ‡	7,355
	Qwest Corp.
9,945	8.88%, 03/15/2012 ‡	10,467
	Sprint Capital Corp.
5,000	8.38%, 03/15/2012 ‡	5,062
	Videotron Ltee
10,909	6.88%, 01/15/2014 ‡	10,909
	Wind Acquisition Finance S.A.
5,500	11.75%, 07/15/2017 ■	6,215
	Windstream Corp.
10,500	8.13%, 08/01/2013 ‡	10,894
	XM Satellite Radio, Inc.
2,000	11.25%, 06/15/2013 ■	2,100

		110,064

	Mining - 0.4%
	Freeport-McMoRan Copper & Gold, Inc.
12,000	8.25%, 04/01/2015 ‡	12,870

	Motor Vehicle & Parts Manufacturing - 0.2%
	UCI Holdco, Inc.
10,231	9.25%, 12/15/2013 ‡Δ	5,320

	Paper Manufacturing - 0.4%
	Georgia-Pacific LLC
5,000	8.13%, 05/15/2011 ‡	5,200
6,980	9.50%, 12/01/2011 ‡	7,538

		12,738

	Petroleum and Coal Products Manufacturing - 0.4%
	Inergy L.P.
1,179	8.25%, 03/01/2016 ‡	1,197
4,835	8.75%, 03/01/2015 ‡	4,941
	Western Refining, Inc.
9,000	10.75%, 06/15/2014 ■Δ	8,325

		14,463

	Professional, Scientific and Technical Services - 0.4%
	Affinion Group, Inc.
6,555	10.13%, 10/15/2013 ‡	6,719
5,305	11.50%, 10/15/2015 ‡	5,544

		12,263

	Retail Trade - 1.0%
	Amerigas Partners L.P.
10,375	7.13%, 05/20/2016	10,116
	Dollarama Group L.P.
7,190	8.88%, 08/15/2012 ‡	7,509
	Supervalu, Inc.
8,000	8.00%, 05/01/2016 ‡	8,140
	Yankee Acquisition Corp.
8,000	8.50%, 02/15/2015 ‡	7,640

		33,405

	Total corporate bonds: non-investment grade (cost $317,323)	$335,241

SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE♦ - 2.7%
	Food Manufacturing - 1.3%
	WM Wrigley Jr. Co.
$40,535	6.50%, 10/06/2014 ±	$40,996

	Health Care and Social Assistance - 1.1%
	Fresenius SE, Term Loan B
11,631	6.75%, 09/10/2014 ±	11,695
	Fresenius SE, Term Loan B2
6,730	6.75%, 09/10/2014 ±	6,768
	Life Technologies Corp.
16,700	5.25%, 11/23/2015 ±	16,756

		35,219

	Motor Vehicle & Parts Manufacturing - 0.1%
	Lear Corp., DIP Term Loan
4,216	0.00%, 08/10/2010 ±Ω	4,216

	Professional, Scientific and Technical Services - 0.2%
	Foster Wheeler LLC
5,500	0.18%, 09/12/2011 ±	5,225

	Total senior floating rate interests: investment grade (cost $84,197)	$85,656

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 80.2%
	Accommodation and Food Services - 0.7%
	Las Vegas Sands Corp.
$1,985	2.04%, 05/23/2013 ±	$1,587
	Las Vegas Sands Corp., Delayed Draw Term Loan 1
3,672	2.04%, 05/23/2014 ±	2,936
	Las Vegas Sands Corp., Term Loan B
14,357	2.04%, 05/23/2014 ±	11,479
	Wynn Resorts Ltd.
7,500	1.99%, 06/27/2014 ±	6,988

		22,990

	Administrative Waste Management and Remediation - 2.5%
	Acosta, Inc.
20,005	2.50%, 07/29/2013 ±	18,942
	Affinion Group, Inc., Tranche B Term Loan
21,732	2.74%, 10/17/2012 ±	20,782
	Affinion Group, Inc., Unsecured Term Loan
17,031	9.19%, 05/17/2012 ±☼	15,328
	Brickman Group Holdings, Inc.
12,754	2.28%, 01/23/2014 ±	11,964
	Energy Solutions, LLC, Add-On Letter of Credit
1,514	0.25%, 06/07/2013 ±	1,499
The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 80.2% - (continued)
	Administrative Waste Management and Remediation - 2.5% - (continued)
	Fleetcor Technologies Operating Co. LLC,
	Tranche 1 Term Loan
$7,813	2.50%, 04/30/2013 ±	$7,344
	Fleetcor Technologies Operating Co. LLC,
	Tranche 2 Term Loan
2,510	2.50%, 04/30/2013 ±	2,359
	Synagro Technologies, Inc.
3,910	2.24%, 03/28/2014 ±	3,135
	United Site Services, Inc.
1,800	0.00%, 06/29/2013 ±⌂•	315

		81,668

	Agriculture, Construction, Mining and Machinery - 1.4%
	Ashtead Group plc
5,996	2.06%, 08/21/2011 ±	5,748
	Edwards Ltd.
3,768	2.24%, 05/31/2014 ±	2,803
	Goodyear Engineered Products, Delayed
	Delivery Term Loan
3,408	2.50%, 07/31/2014 ±☼	2,733
	Goodyear Engineered Products, First Lien
24,216	2.50%, 07/31/2014 ±☼	19,418
	Goodyear Engineered Products, Second Lien
4,000	6.00%, 07/31/2015 ±	2,360
	Lincoln Industries Corp.
3,500	5.25%, 01/10/2015 ±⌂	2,590
	Lincoln Industries Corp., First Lien Delayed Draw
889	2.79%, 07/11/2014 ±	800
	Lincoln Industries Corp., First Lien Term Loan
2,305	2.52%, 07/11/2014 ±	2,075
	Nacco Material Handling Group
9,656	2.74%, 03/22/2013 ±	7,507

		46,034

	Air Transportation - 2.6%
	Delta Air Lines, Inc.
15,880	2.27%, 04/25/2012 ±	14,312
3,980	3.53%, 04/30/2014 ±	3,300
1,840	8.75%, 09/30/2013 ±	1,838
	MacQuarie Aircraft Leasing Finance S.A.
17,697	1.74%, 11/29/2013 ±⌂☼	16,193
9,792	4.24%, 11/29/2013 ±⌂	5,386
	United Air Lines, Inc.
45,273	2.31%, 02/01/2014 ±☼	35,369
	US Airways Group, Inc.
9,855	2.75%, 03/23/2014 ±	6,593

		82,991

	Apparel Manufacturing - 0.3%
	Hanesbrands, Inc.
8,500	3.99%, 03/05/2014 ±	8,197

	Arts, Entertainment and Recreation - 6.3%
	24 Hour Fitness Worldwide, Inc.
10,782	2.77%, 06/08/2012 ±	9,991
	Canwest MediaWorks L.P.
4,903	0.00%, 07/10/2014 ±•	3,922
	Caribe Information Investment, Inc.
11,725	2.51%, 03/29/2013 ±⌂	7,915
	Carmike Cinemas, Inc.
5,003	3.85%, 05/19/2012 ±	4,815
1,562	4.24%, 05/19/2012 ±	1,503
	Cedar Fair L.P.
5,529	4.24%, 12/31/2014 ±	5,346
5,286	4.27%, 12/31/2014 ±	5,110
	Cedar Fair L.P., Canadian Term Loan
1,060	2.26%, 02/17/2014 ±	1,007
	Cedar Fair L.P., US Term Loan
6,398	2.24%, 08/30/2012 ±☼	6,122
	Cengage
5,801	2.75%, 07/05/2014 ±	5,018
	Cenveo, Inc., Delayed Draw Term Loan
362	4.79%, 06/21/2013 ±	351
	Cenveo, Inc., Term Loan C
17,906	4.79%, 06/21/2013 ±	17,354
	Dex Media West LLC, Inc.
22,065	7.00%, 10/24/2014 ±☼Ψ	19,406
	F & W Publications, Inc., New Term Loan B
1,463	0.00%, 08/05/2012 ±⌂•	636
	F & W Publications, Inc., Second Lien Term Loan
4,500	0.00%, 08/05/2012 ±⌂•	225
	F & W Publications, Inc., Tranche B Term Loan
6,950	0.00%, 08/05/2012 ±⌂•	3,023
	Gatehouse Media Operating, Inc., Delayed Draw Term Loan
4,251	2.25%, 08/05/2014 ±	1,618
	Gatehouse Media Operating, Inc., Initial Term Loan
14,391	2.25%, 08/05/2014 ±	5,478
	Golden Nugget, Inc.
2,539	2.25%, 06/22/2014 ±	1,719
1,445	2.26%, 06/22/2014 ±	978
3,750	3.50%, 12/31/2014 ±⌂	1,500
	Greenwood Racing, Inc.
10,684	2.50%, 11/14/2011 ±	10,417
	Marquee Holdings, Inc.
7,637	5.30%, 06/13/2012 ±	6,836
	Penton Media, Inc.
8,868	2.54%, 02/06/2013 ±	6,172
4,000	5.28%, 02/06/2014 ±⌂	787
	Pittsburgh Casino
4,000	9.25%, 01/24/2013 ±	3,675
	R.H. Donnelley, Inc., Term Loan D-1
6,978	6.75%, 10/24/2014 ±Ψ	6,043
	R.H. Donnelley, Inc., Tranche D-2 Term Loan
3,854	6.75%, 10/24/2014 ±Ψ	3,339
	Regal Cinemas, Inc.
16,110	4.03%, 10/27/2013 ±	15,913
	Town Sports International Holdings, Inc.
5,855	2.06%, 02/27/2014 ±	5,387
	Universal City Development Partners Ltd.
4,313	6.00%, 11/15/2014 ±☼	4,312
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 80.2% - (continued)
	Arts, Entertainment and Recreation - 6.3% - (continued)
	Venetian Macau Ltd.
$38,535	5.79%, 05/25/2012 - 05/25/2013 ±☼	$35,531

		201,449

	Beverage and Tobacco Product Manufacturing - 0.2%
	Van Houtte, Inc.
2,000	5.50%, 12/09/2014 ±	1,648
	Van Houtte, Inc., First Lien Term Loan
3,434	2.78%, 07/09/2014 ±	3,279
	Van Houtte, Inc., Second Lien Term Loan
468	2.78%, 07/09/2014 ±	447

		5,374

	Chemical Manufacturing - 7.1%
	Arizona Chemical Co.
6,455	2.49%, 02/27/2013 ±	6,084
9,250	5.76%, 02/27/2014 ±	7,932
	Ashland, Inc.
1,153	5.75%, 11/13/2013 ±	1,157
3,682	6.65%, 05/13/2014 ±	3,744
	Brenntag Group
10,000	4.25%, 12/23/2014 ±	9,500
	Cognis GMBH
11,000	2.30%, 09/15/2013 ±	9,817
	Columbian Chemicals Co.
9,854	6.31%, 03/15/2013 ±	8,351
	Hexion Specialty Chemicals
EUR 1,842	2.56%, 05/05/2013 ±	2,060
5,445	2.75%, 05/05/2013 ±☼	4,233
	Hexion Specialty Chemicals, Tranche C-1 Term Loan
40,762	2.56%, 05/15/2013 ±☼	32,377
	Hexion Specialty Chemicals, Tranche C-2 Term Loan
8,856	2.56%, 05/15/2013 ±☼	7,034
	Hexion Specialty Chemicals, Tranche C-5 Term Loan
978	2.56%, 05/05/2013 ±	751
	Huntsman International LLC
21,268	1.99%, 04/19/2014 ±☼	19,279
6,563	2.49%, 06/30/2016 ±	5,944
	Ineos Group
20,723	7.50%, 12/16/2013 ±☼	17,636
20,722	8.00%, 12/16/2014 ±☼	17,717
	Lyondell Chemical Co.
34,281	5.80%, 02/03/2010 ±☼Ψ	32,325
17,690	9.17%, 02/03/2010 ±☼Ψ	18,207
	Lyondell Chemical Co., Dutch RC
149	3.74%, 12/20/2013 ±Ψ	84
	Lyondell Chemical Co., Dutch Tranche A
342	3.74%, 12/20/2013 ±Ψ	194
	Lyondell Chemical Co., German B-1
428	3.99%, 12/20/2014 ±Ψ	243
	Lyondell Chemical Co., German B-2
428	3.99%, 12/20/2014 ±Ψ	243
	Lyondell Chemical Co., German B-3
428	3.99%, 12/20/2014 ±Ψ	243
	Lyondell Chemical Co., Primary RC
560	3.74%, 12/20/2013 ±Ψ	317
	Lyondell Chemical Co., Term Loan A
1,066	3.74%, 12/20/2013 ±Ψ	604
	Lyondell Chemical Co., U.S. B-1
$1,859	7.00%, 12/20/2014 ±Ψ	1,053
	Lyondell Chemical Co., U.S. B-2
1,859	7.00%, 12/20/2014 ±Ψ	1,053
	Lyondell Chemical Co., U.S. B-3
1,859	7.00%, 12/20/2014 ±Ψ	1,053
	MacDermid, Inc.
13,405	2.24%, 04/11/2014 ±	11,394
	Texas Petrochemicals L.P., LC Facility Deposits
2,451	2.88%, 06/27/2013 ±	2,163
	Texas Petrochemicals L.P., Term Loan B
7,260	2.88%, 06/27/2013 ±	6,407

		229,199

	Computer and Electronic Product Manufacturing - 1.5%
	Freescale Semiconductor, Inc.
58,772	2.00%, 11/28/2013 ±☼	47,622

	Construction - 0.3%
	Contech Construction Products
3,539	2.25%, 01/31/2013 ±	3,103
	Custom Building Products
4,585	9.00%, 10/20/2011 ±	4,493
2,000	10.75%, 04/20/2012 ±	1,895

		9,491

	Finance and Insurance - 4.5%
	BNY Convergex Group LLC & EZE Castle Software, First Lien Term Loan
12,214	3.25%, 08/30/2013 ±	11,741
	BNY Convergex Group LLC & EZE Castle Software, Incremental Term Loan
2,192	3.25%, 09/30/2013 ±	2,107
	Buckeye Check Cashing, Inc.
8,440	2.95%, 05/01/2012 ±⌂	3,770
	Crescent Resources LLC
15,071	0.00%, 09/07/2012 ±Ω	5,463
	Dollar Financial Corp., Delayed Draw Term Loan
4,262	3.04%, 10/30/2012 ±☼	4,017
	Dollar Financial Corp., Term Loan
5,796	3.04%, 10/30/2012 ±☼	5,462
	HMSC Corp.
3,851	2.53%, 04/03/2014 ±⌂	2,677
	Hub International Holdings, Inc.
14,734	2.74%, 06/12/2014 - 06/14/2014 ±☼	12,911
12,000	4.75%, 06/13/2014 ◊☼	11,825
	LNR Properties Corp.
12,053	3.75%, 06/29/2009 - 06/29/2011 ±	9,564
	LPL Holdings, Inc.
5,959	1.88%, 12/18/2014 ±	5,592
	MacAndrews Amg Holdings LLC
8,105	6.03%, 04/17/2012 ±⌂	7,213
	Nuveen Investments, Inc.
62,843	3.28%, 11/13/2014 ±☼	54,135
2,550	12.50%, 07/31/2015 ±	2,596
	Sedgwick CMS Holdings, Inc.
5,988	2.53%, 01/31/2013 ±	5,621

		144,694

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 80.2% - (continued)
	Food Manufacturing - 2.7%
	American Seafoods Group, Term Loan B Add-On
$1,481	4.03%, 09/30/2012 ±	$1,429
	American Seafoods Group, Tranche B1 Term Loan
7,659	3.75%, 09/30/2011 ±	7,386
	American Seafoods Group, Tranche B-2 Term Loan
17,111	4.03%, 09/30/2012 ±	16,507
	Dole Food Co., Inc., LC Facility Deposits
3,197	0.28%, 04/12/2013 ±	3,222
	Dole Food Co., Inc., Tranche B Term Loan
6,232	7.97%, 04/12/2013 ±	6,281
	Dole Food Co., Inc., Tranche C Term Loan
18,629	8.00%, 04/12/2013 ±	18,776
	Pinnacle Foods
14,073	3.00%, 03/30/2014 ±	13,154
	Roundy’s Supermarkets, Inc.
21,727	3.02%, 11/03/2011 ±☼	21,401

		88,156

	Health Care and Social Assistance - 8.0%
	AGA Medical Corp.
5,175	2.27%, 04/26/2013 ±	4,476
	Carestream Health, Inc.
6,339	2.24%, 04/30/2013 ±	5,890
	Community Health Systems, Inc.
793	2.49%, 07/25/2014 ±	736
15,537	2.61%, 07/25/2014 ±	14,402
	DaVita, Inc.
1,538	1.75%, 10/05/2011 ±	1,483
	DJO Finance LLC
2,578	3.26%, 04/07/2013 ±	2,475
	Generics International, Inc.
2,948	3.78%, 11/19/2014 ±⌂	2,682
	Golden Gate National
9,754	2.99%, 03/14/2011 ±☼	9,413
2,000	7.99%, 09/30/2011 ±	1,800
	HCA, Inc.
33,565	2.53%, 11/17/2013 ±	31,212
	HealthSouth Corp.
7,748	2.55%, 03/10/2013 ±	7,410
	IASIS Healthcare Capital Corp.
688	0.14%, 03/17/2014 ±	645
17,862	5.53%, 06/13/2014 ±	15,898
	IASIS Healthcare Capital Corp., Delayed Draw Term Loan
2,629	2.25%, 03/17/2014 ±	2,465
	IASIS Healthcare Capital Corp., Term Loan B
7,598	2.24%, 03/17/2014 ±	7,123
	Invacare Corp.
450	2.49%, 02/07/2013 ±	427
	Inverness Medical Innovation, Inc.
4,852	2.26%, 06/27/2014 ±	4,556
19,628	4.50%, 06/26/2015 ±☼	18,974
	Multiplan Corp.
13,348	2.75%, 04/12/2013 ±	12,520
	National Mentor
397	0.12%, 06/27/2013 ±	353
6,393	2.29%, 06/27/2013 ±	5,698
	National Renal Institutes, Inc.
9,955	5.00%, 03/31/2013 ±	8,561
	Orthofix Holdings, Inc.
9,472	6.75%, 09/22/2013 ±	9,295
	Psychiatric Solutions, Inc.
5,864	2.02%, 07/01/2012 ±	5,545
	Select Medical Corp., Extended Add-On
2,315	4.16%, 08/22/2014 ±	2,272
	Select Medical Corp., Extended Term Loan
10,663	4.16%, 08/22/2014 ±	10,463
	Sheridan Group, Inc.
13,720	2.52%, 06/15/2014 ±	12,485
	Skilled Healthcare Group, Inc.
4,839	2.28%, 06/15/2012 ±	4,541
	Surgical Care Affiliates LLC
5,865	2.30%, 12/29/2014 ±	5,352
	United Surgical Partners International
1,468	2.25%, 04/19/2014 ±	1,364
7,769	2.27%, 04/19/2014 ±	7,218
	Vanguard Health Holdings Co. II LLC
13,434	2.49%, 09/23/2011 ±	13,081
	Viant Holdings, Inc.
7,142	2.54%, 06/25/2014 ±	6,964
	Warner Chilcott, Inc.
6,102	3.25%, 10/30/2014 ◊☼	6,111
	Warner Chilcott, Inc., Delayed Draw
2,136	3.50%, 04/30/2015 ◊☼	2,140
	Warner Chilcott, Inc., Term Loan B
9,763	3.50%, 04/30/2015 ◊☼	9,777
	Youth & Family Centered Services, Inc.
1,908	3.75%, 07/10/2013 ±	1,798

		257,605

	Information - 15.5%
	Alaska Communication Systems Holdings, Inc.
2,737	1.75%, 02/01/2012 ±	2,611
	Alaska Communication Systems Holdings, Inc., Incremental Term Loan
7,038	2.03%, 02/01/2012 ±	6,712
	Alaska Communication Systems Holdings, Inc., Term Loan
181	2.03%, 02/01/2012 ±	172
	Bresnan Communications LLC
2,000	4.50%, 03/29/2014 ±	1,882
	CDW Corp.
20,963	3.00%, 10/10/2014 ◊☼	17,032
	Cebridge Communications LLC
4,512	2.23%, 11/05/2013 ±	4,279
10,000	4.79%, 05/05/2014 ±	9,739
	Charter Communications Operating LLC, Incremental Term Loan
14,932	9.25%, 03/06/2014 ±☼Ψ	15,054
	Charter Communications Operating LLC, Term Loan
43,329	6.25%, 03/06/2014 ±☼Ψ	39,389
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 80.2% - (continued)
	Information - 15.5% - (continued)
	CMP Susquehanna Corp.
$8,327	2.25%, 05/06/2013 ±	$6,058
	Cumulus Media, Inc.
10,931	4.24%, 06/07/2013 ±	8,881
	CW Media Holdings, Inc.
7,840	3.25%, 02/15/2015 ±	7,146
	Emdeon Business Services LLC
5,924	2.29%, 11/16/2013 ±	5,657
13,330	5.29%, 05/16/2014 ±☼	12,847
	First Data Corp.
40,489	3.00%, 09/24/2014 ±☼	34,803
	Gray Television, Inc.
10,931	3.79%, 12/31/2014 ±	9,351
	Infor Global Solutions
978	3.00%, 07/28/2012 ±	866
5,000	6.49%, 03/02/2014 ±	3,387
	Infor Global Solutions, Delayed Draw Term Loan
1,948	4.00%, 07/28/2012 ±	1,714
	Infor Global Solutions, US Term Loan
3,733	4.00%, 07/28/2012 ±	3,285
	Intelsat Bermuda Ltd., Term Loan A3
1,704	2.75%, 07/03/2012 ±	1,626
	Intelsat Bermuda Ltd., Term Loan B-2A
9,736	2.75%, 01/03/2014 ±	9,159
	Intelsat Bermuda Ltd., Term Loan B-2B
9,729	2.75%, 01/03/2014 ±	9,153
	Intelsat Bermuda Ltd., Term Loan B-2C
9,729	2.75%, 01/03/2014 ±	9,153
	Intesat Ltd.
3,395	2.75%, 07/03/2012 ±	3,274
13,501	3.25%, 02/01/2014 ±	12,022
	Kronos, Inc.
4,677	2.28%, 06/12/2014 ±	4,380
	LBI Media, Inc.
8,886	1.74%, 05/01/2012 ±	7,109
	Level 3 Communications Corp.
24,441	2.53%, 03/01/2014 ±☼	21,034
2,720	8.50%, 03/13/2014 ±	2,883
	Mediacom Broadband LLC
12,877	6.50%, 01/03/2016 ±	12,900
	Mediacom Broadband LLC, Term Loan D1
3,381	1.98%, 01/31/2015 ±	3,080
	Mediacom Broadband LLC, Term Loan D2
1,311	1.98%, 01/31/2015 ±	1,194
	Mediacom LLC
1,620	1.48%, 09/30/2012 ±	1,527
6,766	1.73%, 01/31/2015 ±	6,112
7,000	5.50%, 03/31/2017 ±	7,004
	MetroPCS Wireless, Inc.
19,935	2.66%, 11/04/2013 ±	18,640
	NEP Supershooters L.P.
7,800	2.25%, 02/13/2014 ±	7,176
	Ntelos, Inc.
15,300	5.75%, 08/07/2015 ±	15,338
	One Communications Corp.
8,982	4.58%, 06/30/2012 ±	8,174
	PAETEC Holding Corp.
2,122	2.74%, 02/28/2013 ±	2,005
	Raycom TV Broadcasting, Inc.
14,229	1.75%, 06/25/2014 ±⌂	11,525
	RCN Corp.
9,338	2.56%, 04/19/2014 ±	8,657
	Sinclair Broadcast Group, Inc.
5,600	4.50%, 10/31/2015 ±☼	5,600
	Sirius Satellite Radio, Inc.
13,680	2.25%, 12/20/2012 ±	12,599
	Telesat Canada, Delayed Draw Term Loan
452	3.25%, 09/01/2014 ±	433
	Telesat Canada, Term Loan B
5,927	3.25%, 09/01/2014 ±	5,677
	Time Warner Telecom Holdings, Inc.
5	2.01%, 01/07/2013 ±	5
	TransFirst Holdings, Inc.
15,216	3.04%, 06/12/2014 ±☼	13,365
1,018	7.04%, 06/12/2015 ±	753
	UPC Financing Partnership
18,122	3.75%, 12/31/2016 ±	17,369
	Verint Systems, Inc.
10,318	3.50%, 05/23/2014 ±	9,390
	Virgin Media Dover LLC
6,969	3.78%, 09/03/2012 ±	6,882
	West Corp.
12,245	2.62%, 10/24/2013 ±	11,174
17,786	4.12%, 07/15/2016 ±	16,619
5,925	7.25%, 10/24/2013 ±☼	5,928
	WideOpenWest Finance LLC
14,925	2.76%, 07/01/2014 ±	13,880
5,674	7.30%, 06/29/2015 ±	4,341

		498,005

	Miscellaneous Manufacturing - 1.7%
	DAE Aviation Holdings, Inc.
5,091	4.03%, 09/27/2014 ±	4,722
	DAE Aviation Holdings, Inc., Term Loan B1
5,204	4.03%, 09/27/2014 ±	4,827
	Graham Packaging Co., Inc.
39,404	6.75%, 04/15/2014 ±	39,338
	Vought Aircraft Industries, Inc.
5,791	7.50%, 12/22/2010 ±	5,777
	WESCO Aircraft Hardware Corp.
1,384	6.00%, 03/28/2014 ±☼	1,155

		55,819

	Motor Vehicle & Parts Manufacturing - 3.7%
	Accuride Corp.
9,500	8.00%, 01/31/2012 ±☼Ψ	9,410
	AM General LLC
657	0.24%, 09/30/2012 ±☼	603
14,220	3.27%, 09/30/2013 ±☼	13,047
	Dana Holding Corp., Term Loan B2
30,126	4.25%, 01/31/2015 ◊☼	26,185
	Ford Motor Co.
11,954	3.25%, 12/16/2013 ±	10,621
	Lear Corp., Delayed Draw Term Loan B
1,009	5.50%, 10/21/2014 ◊☼Ψ	1,016
	Lear Corp., Extended Term Loan B
1,009	5.50%, 10/21/2014 ◊☼Ψ	1,016
	Lear Corp., Term Loan B
16,287	0.00%, 04/25/2012 ◊Ω	15,652
The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 80.2% - (continued)
	Motor Vehicle & Parts Manufacturing - 3.7% - (continued)
	TRW Automotive, Inc.
$41,113	6.25%, 05/09/2013 - 02/09/2014 ±☼	$40,926

		118,476

	Other Services - 0.5%
	Rental Service Corp.
18,838	3.82%, 11/27/2013 ±☼	16,926

	Paper Manufacturing - 1.6%
	Georgia-Pacific Corp.
18,147	2.32%, 12/20/2012 ±	17,434
3,704	2.33%, 12/20/2012 ±	3,558
	Georgia-Pacific LLC
12,034	3.59%, 12/20/2014 ±	11,923
	Smurfit-Stone Container Enterprises, Inc.
2,655	2.55%, 11/01/2011 ±☼Ψ	2,569
8,005	3.07%, 11/01/2011 ±☼Ψ	7,745
1,607	4.50%, 11/01/2011 ±☼Ψ	1,555
975	10.00%, 01/28/2010 ±Ψ	975
	Smurfit-Stone Container Enterprises, Inc., New Term Loan B
1,829	2.50%, 11/01/2011 ±☼Ψ	1,769
	Smurfit-Stone Container Enterprises, Inc., New Term Loan C
3,447	2.50%, 11/01/2011 ±☼Ψ	3,335
	Smurfit-Stone Container Enterprises, Inc., New Term Loan C-1
1,042	2.50%, 11/01/2011 ±☼Ψ	1,008

		51,871

	Petroleum and Coal Products Manufacturing - 4.3%
	Atlas Pipeline Partners L.P.
14,978	6.75%, 07/27/2014 ±	14,566
	Big West Oil LLC, Delayed Draw Term Loan
14,043	4.50%, 02/02/2015 ±☼Ψ	13,411
	Big West Oil LLC, Term Loan B
11,170	6.50%, 05/14/2014 ±☼Ψ	10,667
	Calumet Lubricants Co., L.P.
2,853	0.13%, 12/29/2014 ±	2,534
21,237	4.31%, 01/03/2015 ±	18,861
	Coffeyville Resources
26,070	8.50%, 12/21/2013 ±☼	25,982
	Dynegy Holdings, Inc., Letter of Credit
19,599	3.75%, 03/30/2013 ±	18,772
	Dynegy Holdings, Inc., Term Loan
1,378	4.00%, 03/30/2013 ±	1,320
	Turbo Beta Ltd.
5,113	14.50%, 03/12/2018 ±⌂†	3,579
	Western Refining, Inc.
29,469	8.25%, 05/30/2014 ±☼	28,598

		138,290

	Primary Metal Manufacturing - 0.2%
	John Maneely Co.
8,641	3.51%, 12/08/2013 ±	7,880

	Professional, Scientific and Technical Services - 1.0%
	Advantage Sales & Marketing, Inc.
15,491	2.29%, 03/29/2013 ±	14,639
	Brand Energy & Infrastructure Services
6,186	2.39%, 02/07/2014 ±	5,663
1,960	3.66%, 02/07/2014 ±	1,810
	Southern Graphic Systems, Delayed Draw Term Loan
1,096	2.80%, 12/30/2011 ±	1,022
	Southern Graphic Systems, Term Loan
4,449	2.50%, 12/30/2011 ±	4,226
	Tensar Corp.
6,636	3.78%, 10/28/2012 ±	5,176

		32,536

	Real Estate and Rental and Leasing - 1.7%
	Realogy Corp.
12,854	3.16%, 10/05/2013 ±☼	10,691
53,729	3.29%, 10/10/2013 - 10/05/2014 ±☼	44,684

		55,375

	Retail Trade - 4.4%
	David’s Bridal, Inc.
4,342	2.00%, 01/25/2014 ±	4,005
	Dollar General Corp.
27,968	3.01%, 07/06/2014 ±☼	26,643
	Dollarama Group L.P.
10,304	2.03%, 11/18/2011 ±	10,008
	Easton-Bell Sports, Inc.
9,103	2.04%, 03/16/2012 ±	8,603
	Michaels Stores, Inc.
40,765	2.52%, 10/31/2013 ±☼	36,392
	Rite Aid Corp.
15,107	2.89%, 06/01/2014 ±	13,046
9,937	3.00%, 06/04/2014 ±	9,285
12,500	9.50%, 06/10/2015 ±☼	12,806
	Sports Authority, Inc.
6,208	2.53%, 04/25/2013 ±	4,966
	Toys R Us, Inc.
16,000	4.49%, 07/09/2012 ±☼	15,450
		141,204
	Services - 0.5%
	Clarke American Corp.
18,563	2.77%, 02/28/2014 ±	15,517
	Sheridan Group, Inc.
2,000	6.00%, 06/15/2015 ±	1,660

		17,177

	Soap, Cleaning Compound and Toilet Manufacturing - 1.1%
	Jarden Corp.
8,836	3.53%, 01/24/2015 ±	8,767
	Jarden Corp., Term Loan B3
3,215	1.75%, 01/24/2012 ±	3,133
	Philosophy, Inc.
6,276	2.25%, 03/17/2014 ±	5,115
	Yankee Candle Co.
18,256	2.25%, 02/06/2014 ±	16,972

		33,987

	Textile Mills - 0.3%
	Hanesbrands, Inc.
9,983	5.03%, 09/05/2011 ±	9,994

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 80.2% - (continued)
	Textile Product Mills - 0.5%
	Levi Strauss & Co.
$16,878	2.50%, 03/09/2014 ±		$15,500

	Toy Manufacturing - 0.1%
	Mega Bloks, Inc.
4,872	9.75%, 07/26/2012 ±		2,696

	Truck Transportation - 0.4%
	Cardinal Logistics Management
4,808	6.72%, 09/23/2013 ±⌂		2,164
	Jacobson Cos.
3,910	2.75%, 06/19/2014 ±		3,314
	Kenan Advantage Group
6,882	2.99%, 12/16/2011 ±		6,538

			12,016

	Utilities - 4.6%
	Astoria Generating Co. Acquisitions LLC
5,294	2.09%, 02/23/2012 ±		5,116
17,500	4.04%, 08/23/2013 ±		16,115
	BRSP LLC
13,000	7.50%, 06/24/2014 ±		12,187
	Calpine Corp.
48,660	3.17%, 03/29/2014 ±☼		44,697
	Kgen LLC
1,375	0.15%, 02/10/2014 ±		1,252
2,229	2.00%, 02/01/2014 ±		2,062
	NRG Energy, Inc.
24,213	0.18%, 02/01/2013 ±		22,680
4,545	2.02%, 02/01/2013 ±		4,257
	Reliant Energy, Inc.
9,000	0.23%, 03/31/2014 ±		8,430
	Texas Competitive Electric Holdings Co. LLC, Delayed Draw Term Loan
8,000	3.74%, 10/10/2014 ±		6,093
	Texas Competitive Electric Holdings Co. LLC, Term Loan B
9,975	3.74%, 10/10/2014 ±☼		7,707
	TPF Generation Holdings LLC
8,105	2.24%, 12/15/2013 ±		7,656
6,314	4.50%, 12/21/2014 ±		5,379
	TPF Generation Holdings LLC, Letter of Credit
2,986	0.18%, 12/15/2013 ±		2,810
	TPF Generation Holdings LLC, Revolver
936	0.18%, 12/15/2011 ±		878

			147,319

	Total senior floating rate interests: non-investment grade (cost $2,679,849)		$2,580,541

COMMON STOCKS - 0.0%
	Utilities - 0.0%
4	Calpine Corp. •		$43

	Total common stocks (cost $–)		$43

WARRANTS - 0.0%
	Media - 0.0%
19	Cumulus Media, Inc. ⌂		$41

	Total warrants (cost $–)		$41

	Total long-term investments (cost $3,195,060)		$3,106,767

SHORT-TERM INVESTMENTS - 9.7%
	Investment Pools and Funds - 6.2%
139,360	JP Morgan U.S. Government Money Market Fund		$139,361
–	State Street Bank U.S. Government Money Market Fund		—
61,167	Wells Fargo Advantage Government Money Market Fund		61,167

			200,528

	Repurchase Agreements - 3.5%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/02/2009 in the amount of $57,063, collateralized by U.S. Treasury Bond 5.25% - 7.88%, 2021 - 2029, value of $59,097)
$57,063	0.06%, 10/30/2009		57,063

RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $28,704, collateralized by U.S. Treasury Bond 5.00%, 2037, U.S. Treasury Note 3.13% - 4.63%, 2013 - 2017, value of $ 29,279)

28,704	0.06%, 10/30/2009		28,704
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/02/2009 in the amount of $26,290, collateralized by U.S. Treasury Note 1.50%, 2010, value of $26,649)
26,290	0.04%, 10/30/2009		26,290

			112,057

	Total short-term investments (cost $312,585)		$312,585

	Total investments (cost $3,507,645) ▲	106.3%	$3,419,352
	Other assets and liabilities	(6.3)%	(203,012)

	Total net assets	100.0%	$3,216,340

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.8% of total net assets at October 31, 2009.
The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $3,513,123 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$71,663
Unrealized Depreciation	(165,434)

Net Unrealized Depreciation	$(93,771)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2009, was $3,579, which represents 0.11% of total net assets.

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2009.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $121,695, which represents 3.78% of total net assets.

☼	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2009 was $330,127.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2009.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2009.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

Ω	Debt security in default due to bankruptcy.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR — EURO

t	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

04/2007	$2,600	Bayview Financial Acquisition Trust, 2.39%, 05/28/2037	$2,600
04/2006-05/2008	$8,440	Buckeye Check Cashing, Inc., 2.95%, 05/01/2012	8,197
03/2007-10/2009	$4,808	Cardinal Logistics Management, 6.72%, 09/23/2013	4,713
03/2006-06/2007	$11,725	Caribe Information Investment, Inc., 2.51%, 03/29/2013	11,741
07/2009	19	Cumulus Media, Inc. Warrants	—
03/2007	$1,463	F & W Publications, Inc., New Term Loan B, 0.00%, 08/05/2012	1,462
03/2007-08/2007	$4,500	F & W Publications, Inc., Second Lien Term Loan, 0.00%, 08/05/2012	4,491
02/2006-11/2006	$6,950	F & W Publications, Inc., Tranche B Term Loan, 0.00%, 08/05/2012	6,953
11/2007	$2,948	Generics International, Inc., 3.78%, 11/19/2014	2,918
06/2007	$3,750	Golden Nugget, Inc., 3.50%, 12/31/2014	3,750
03/2007	$16,838	Goldman Sachs Mortgage Securities Corp., 1.74%, 02/01/2012 - Reg D	16,838
04/2007	$3,851	HMSC Corp., 2.53%, 04/03/2014	3,854
07/2007-09/2007	$3,500	Lincoln Industries Corp., 5.25%, 01/10/2015	3,473
04/2007-01/2008	$8,105	MacAndrews Amg Holdings LLC, 6.03%, 04/17/2012	7,993
03/2007-05/2007	$17,697	MacQuarie Aircraft Leasing Finance S.A., 1.74%, 11/29/2013	17,697
03/2007-06/2009	$9,792	MacQuarie Aircraft Leasing Finance S.A., 4.24%, 11/29/2013	6,842
02/2007-05/2007	$4,000	Penton Media, Inc., 5.28%, 02/06/2014	4,042
02/2006-05/2007	$14,229	Raycom TV Broadcasting, Inc., 1.75%, 06/25/2014	14,223
06/2008-05/2009	$5,113	Turbo Beta Ltd., 14.50%, 03/12/2018	5,113
07/2006	$1,800	United Site Services, Inc., 0.00%, 06/29/2013	1,782
03/2007	$2,302	Wells Fargo Home Equity Trust, 2.49%, 03/25/2037	2,206

The aggregate value of these securities at October 31, 2009 was $80,672 which represents 2.51% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

12

The Hartford Floating Rate Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$12,036	$—	$17	$12,019
Common Stocks ‡	43	43	—	—
Corporate Bonds: Investment Grade	93,209	—	90,209	3,000
Corporate Bonds: Non-Investment Grade	335,241	—	331,161	4,080
Senior Floating Rate Interests: Investment Grade	85,656	—	85,656	—
Senior Floating Rate Interests: Non-Investment Grade	2,580,541	—	2,546,670	33,871
Warrants ‡	41	41	—	—
Short-Term Investments	312,585	200,528	112,057	—

Total	$3,419,352	$200,612	$3,165,770	$52,970

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Change in
	Balance as of	Unrealized		Transfers In	Balance as of
	October 31,	Appreciation	Net Purchases	and/or Out of	October 31,
	2008	(Depreciation)	(Sales)	Level 3	2009

Assets:
Asset & Commercial Mortgage Backed Securities	17,375	(5,227)*	(129)	—	12,019
Corporate Bonds and Senior Floating Rate Interests	1,400	3,121 †	11,028	25,402	40,951

Total	$18,775	$(2,106)	$10,899	$25,402	$52,970

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $(5,227).

†	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $2,927.
The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,507,645)	$3,419,352
Cash	7,111
Receivables:
Investment securities sold	89,675
Fund shares sold	30,112
Dividends and interest	17,645
Other assets	823

Total assets	3,564,718

Liabilities:
Payables:
Investment securities purchased	332,731
Fund shares redeemed	9,773
Investment management fees	319
Dividends	4,907
Distribution fees	258
Accrued expenses	390

Total liabilities	348,378

Net assets	$3,216,340

Summary of Net Assets:
Capital stock and paid-in-capital	3,901,482
Accumulated undistributed net investment income	91
Accumulated net realized loss on investments and foreign currency transactions	(596,940)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(88,293)

Net assets	$3,216,340

Shares authorized	2,400,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.30/$8.56

Shares outstanding	153,938

Net assets	$1,277,011

Class B: Net asset value per share	$8.30

Shares outstanding	5,744

Net assets	$47,635

Class C: Net asset value per share	$8.29

Shares outstanding	145,375

Net assets	$1,204,826

Class I: Net asset value per share	$8.31

Shares outstanding	71,631

Net assets	$594,705

Class R3: Net asset value per share	$8.31

Shares outstanding	345

Net assets	$2,863

Class R4: Net asset value per share	$8.30

Shares outstanding	165

Net assets	$1,367

Class R5: Net asset value per share	$8.30

Shares outstanding	3

Net assets	$26

Class Y: Net asset value per share	$8.29

Shares outstanding	10,605

Net assets	$87,907

The accompanying notes are an integral part of these financial statements.

14

The Hartford Floating Rate Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$67
Interest	147,334

Total investment income	147,401

Expenses:
Investment management fees	13,464
Administrative services fees	3
Transfer agent fees	1,955
Distribution fees
Class A	2,257
Class B	400
Class C	9,031
Class R3	6
Class R4	2
Custodian fees	13
Accounting services fees	396
Registration and filing fees	235
Board of Directors’ fees	49
Audit fees	52
Other expenses	403

Total expenses (before waivers and fees paid indirectly)	28,266
Expense waivers	(187)
Custodian fee offset	—

Total waivers and fees paid indirectly	(187)

Total expenses, net	28,079

Net Investment Income	119,322

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(267,731)
Net realized gain on swap contracts	1,109
Net realized loss on forward foreign currency contracts	(8)
Net realized loss on other foreign currency transactions	(58)

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(266,688)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	639,542
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—

Net Changes in Unrealized Appreciation of Investments	639,542

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	372,854

Net Increase in Net Assets Resulting from Operations	$492,176

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$119,322	$177,819
Net realized loss on investments, other financial instruments and foreign currency transactions	(266,688)	(277,685)
Net unrealized appreciation (depreciation) of investments	639,542	(590,548)

Net Increase (Decrease) In Net Assets Resulting From Operations	492,176	(690,414)

Distributions to Shareholders:
From net investment income
Class A	(53,638)	(76,620)
Class B	(2,125)	(2,991)
Class C	(47,852)	(71,154)
Class I	(16,994)	(16,773)
Class R3	(66)	(28)
Class R4	(44)	(24)
Class R5	(2)	(10)
Class Y	(5,074)	(6,697)

Total distributions	(125,795)	(174,297)

Capital Share Transactions:
Class A	388,745	(918,574)
Class B	930	(14,370)
Class C	187,496	(608,974)
Class I	374,025	(155,838)
Class R3	2,082	436
Class R4	719	657
Class R5	(63)	(76)
Class Y	(20,269)	26,618

Net increase (decrease) from capital share transactions	933,665	(1,670,121)

Net Increase (Decrease) In Net Assets	1,300,046	(2,534,832)
Net Assets:
Beginning of period	1,916,294	4,451,126

End of period	$3,216,340	$1,916,294

Accumulated undistributed (distribution in excess of) net investment income (loss)	$91	$6,630

16

The Hartford Floating Rate Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Floating Rate Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the

17

The Hartford Floating Rate Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty

18

cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment

19

The Hartford Floating Rate Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements – A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of October 31, 2009.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities,

20

commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

i)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2009.

j)	Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

k)	Senior Floating Rate Interests – The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

l)	Prepayment Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

m)	Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

21

The Hartford Floating Rate Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Under a credit default swap, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund had no outstanding credit default swaps as of October 31, 2009.

n)	Interest Rate Swaps – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (i.e. LIBOR, etc.), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of October 31, 2009, the Fund had no outstanding interest rate swaps.

o)	Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

p)	Additional Derivative Instrument(s) Information

The volume of derivative activity was minimal during the year ended October 31, 2009.

Realized Gain/Loss on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(8)	$—	$(8)
Credit contracts	—	—	—	—	1,109	1,109

Total	$—	$—	$—	$(8)	$1,109	$1,101

22

q)	Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$124,577	$179,028
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,348
Accumulated Capital Losses *	(591,462)
Unrealized Depreciation †	(93,771)

Total Accumulated Deficit	$(679,885)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to

23

The Hartford Floating Rate Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
decrease accumulated undistributed net investment income by $66 and increase accumulated net realized gain on investments by $66.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2014	$1,227
2015	48,277
2016	270,204
2017	271,754

Total	$591,462

f)	Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%
b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has permanently limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows: :

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.85%	0.75%

24

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.00%	0.99%	0.96%		0.50%	0.29	%*
Class B Shares	1.75	1.75	1.75		1.35	1.04	*
Class C Shares	1.75	1.75	1.74		1.28	1.02	*
Class I Shares	0.74	0.74	0.71		0.43 †
Class R3 Shares	1.25	1.25	1.24	‡
Class R4 Shares	1.00	1.00	1.00	‡
Class R5 Shares	0.85	0.85	0.85	‡
Class Y Shares	0.68	0.69	0.68		0.15	0.01	*

*	From April 29, 2005 (commencement of operations), through October 31, 2005.

†	From August 31, 2006 (commencement of operations), through October 31, 2006.

‡	From December 22, 2006 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $2,292 and contingent deferred sales charges of $527 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $83. These commissions are in turn paid to sales representatives of the broker/dealers.

25

The Hartford Floating Rate Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $5. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $1,933 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,272,034
Sales Proceeds Excluding U.S. Government Obligations	1,128,240
6.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
		Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Shares Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	138,780	4,835	(91,865)	—	51,750	42,614	5,242	(149,657)	—	(101,801)
Amount	$1,023,678	$36,108	$(671,041)	$—	$388,745	$388,034	$47,024	$(1,353,632)	$—	$(918,574)
Class B
Shares	1,362	177	(1,465)	—	74	1,045	190	(2,862)	—	(1,627)
Amount	$10,042	$1,295	$(10,407)	$—	$930	$9,526	$1,692	$(25,588)	$—	$(14,370)
Class C
Shares	52,419	4,241	(34,239)	—	22,421	22,066	5,084	(95,489)	—	(68,339)
Amount	$397,823	$31,106	$(241,433)	$—	$187,496	$202,059	$45,465	$(856,498)	$—	$(608,974)
Class I
Shares	66,941	1,663	(20,946)	—	47,658	22,355	1,270	(41,211)	—	(17,586)
Amount	$519,084	$12,554	$(157,613)	$—	$374,025	$201,916	$11,319	$(369,073)	$—	$(155,838)
Class R3
Shares	317	9	(57)	—	269	49	3	(5)	—	47
Amount	$2,435	$66	$(419)	$—	$2,082	$451	$29	$(44)	$—	$436
Class R4
Shares	121	6	(34)	—	93	85	3	(17)	—	71
Amount	$926	$44	$(251)	$—	$719	$782	$25	$(150)	$—	$657
Class R5
Shares	—	—	(10)	—	(10)	1	1	(10)	—	(8)
Amount	$5	$2	$(70)	$—	$(63)	$6	$9	$(91)	$—	$(76)
Class Y
Shares	3,244	638	(7,066)	—	(3,184)	3,794	635	(1,350)	—	3,079
Amount	$23,981	$4,618	$(48,868)	$—	$(20,269)	$32,823	$5,625	$(11,830)	$—	$26,618

26

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	89	$654
For the Year Ended October 31, 2008	65	$561
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

9.	Pending Legal Proceedings:

In July 2007, the Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July, 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders, alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, have appealed the decision. If the bankruptcy court’s decision is upheld on appeal, the Fund would be liable for $3.02 million. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

10.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

27

The Hartford Floating Rate Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$7.13	$0.42	$—	$1.19	$1.61	$(0.44)	$—	$—	$(0.44)	$1.17	$8.30
B	7.13	0.37	—	1.19	1.56	(0.39)	—	—	(0.39)	1.17	8.30
C	7.13	0.36	—	1.19	1.55	(0.39)	—	—	(0.39)	1.16	8.29
I	7.13	0.43	—	1.21	1.64	(0.46)	—	—	(0.46)	1.18	8.31
R3	7.14	0.40	—	1.19	1.59	(0.42)	—	—	(0.42)	1.17	8.31
R4	7.13	0.42	—	1.19	1.61	(0.44)	—	—	(0.44)	1.17	8.30
R5	7.15	0.48	—	1.12	1.60	(0.45)	—	—	(0.45)	1.15	8.30
Y	7.13	0.45	—	1.17	1.62	(0.46)	—	—	(0.46)	1.16	8.29

For the Year Ended October 31, 2008
A	9.79	0.55	—	(2.68)	(2.13)	(0.53)	—	—	(0.53)	(2.66)	7.13
B	9.79	0.47	—	(2.67)	(2.20)	(0.46)	—	—	(0.46)	(2.66)	7.13
C	9.78	0.47	—	(2.66)	(2.19)	(0.46)	—	—	(0.46)	(2.65)	7.13
I	9.79	0.57	—	(2.68)	(2.11)	(0.55)	—	—	(0.55)	(2.66)	7.13
R3	9.79	0.52	—	(2.66)	(2.14)	(0.51)	—	—	(0.51)	(2.65)	7.14
R4	9.78	0.54	—	(2.66)	(2.12)	(0.53)	—	—	(0.53)	(2.65)	7.13
R5	9.81	0.56	—	(2.68)	(2.12)	(0.54)	—	—	(0.54)	(2.66)	7.15
Y	9.78	0.57	—	(2.66)	(2.09)	(0.56)	—	—	(0.56)	(2.65)	7.13

For the Year Ended October 31, 2007
A	10.11	0.66	—	(0.31)	0.35	(0.67)	—	—	(0.67)	(0.32)	9.79
B	10.11	0.58	—	(0.31)	0.27	(0.59)	—	—	(0.59)	(0.32)	9.79
C	10.11	0.59	—	(0.32)	0.27	(0.60)	—	—	(0.60)	(0.33)	9.78
I	10.11	0.70	—	(0.32)	0.38	(0.70)	—	—	(0.70)	(0.32)	9.79
R3(e)	10.09	0.54	—	(0.31)	0.23	(0.53)	—	—	(0.53)	(0.30)	9.79
R4(e)	10.09	0.56	—	(0.32)	0.24	(0.55)	—	—	(0.55)	(0.31)	9.78
R5(e)	10.09	0.58	—	(0.29)	0.29	(0.57)	—	—	(0.57)	(0.28)	9.81
Y	10.11	0.69	—	(0.32)	0.37	(0.70)	—	—	(0.70)	(0.33)	9.78

For the Year Ended October 31, 2006
A	10.09	0.62	—	0.02	0.64	(0.62)	—	—	(0.62)	0.02	10.11
B	10.08	0.54	—	0.03	0.57	(0.54)	—	—	(0.54)	0.03	10.11
C	10.08	0.55	—	0.03	0.58	(0.55)	—	—	(0.55)	0.03	10.11
I(h)	10.11	0.12	—	—	0.12	(0.12)	—	—	(0.12)	—	10.11
Y	10.08	0.66	—	0.02	0.68	(0.65)	—	—	(0.65)	0.03	10.11

From (commencement of operations) April 29, 2005, through October 31, 2005
A(i)	10.00	0.22	—	0.08	0.30	(0.21)	—	—	(0.21)	0.09	10.09
B(i)	10.00	0.19	—	0.08	0.27	(0.19)	—	—	(0.19)	0.08	10.08
C(i)	10.00	0.18	—	0.09	0.27	(0.19)	—	—	(0.19)	0.08	10.08
Y(i)	10.00	0.23	—	0.08	0.31	(0.23)	—	—	(0.23)	0.08	10.08

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Commenced operations on December 22, 2006.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on August 31, 2006.

(i)	Commenced operations on April 29, 2005.

28

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)
23.65%	$1,277,011	1.00%		1.00%		1.00%		5.69%		55%
22.60	47,635	1.84		1.75		1.75		5.00		—
22.60	1,204,826	1.76		1.75		1.75		4.99		—
23.93	594,705	0.74		0.74		0.74		5.94		—
23.17	2,863	1.41		1.25		1.25		5.36		—
23.50	1,367	1.10		1.00		1.00		5.70		—
23.32	26	0.97		0.85		0.85		5.99		—
23.87	87,907	0.68		0.68		0.68		6.12		—

(22.71)	728,882	0.99		0.99		0.99		6.02		18
(23.30)	40,440	1.81		1.75		1.75		5.23		—
(23.24)	876,501	1.75		1.75		1.75		5.25		—
(22.51)	171,007	0.74		0.74		0.74		6.28		—
(22.80)	544	1.45		1.25		1.25		5.63		—
(22.63)	515	1.15		1.00		1.00		5.71		—
(22.55)	90	0.86		0.85		0.85		6.24		—
(22.39)	98,315	0.69		0.69		0.69		6.23		—

3.54	1,996,644	0.96		0.96		0.96		6.61		62
2.72	71,403	1.80		1.75		1.75		5.84		—
2.67	1,870,911	1.74		1.74		1.74		5.86		—
3.84	406,906	0.71		0.71		0.71		6.88		—
2.31 (f)	285	1.75	(g)	1.25	(g)	1.25	(g)	6.59	(g)	—
2.42 (f)	10	1.18	(g)	1.00	(g)	1.00	(g)	6.58	(g)	—
2.90 (f)	205	0.86	(g)	0.85	(g)	0.85	(g)	6.81	(g)	—
3.73	104,762	0.68		0.68		0.68		6.92		—

6.56	1,500,394	0.98		0.50		0.50		6.71		33
5.79	42,182	1.83		1.35		1.35		5.84		—
5.86	828,910	1.77		1.28		1.28		5.93		—
1.21 (f)	61,805	0.74	(g)	0.43	(g)	0.43	(g)	7.99	(g)	—
7.00	50,896	0.65		0.15		0.15		6.89		—

3.06 (f)	169,485	1.03	(g)	0.29	(g)	0.29	(g)	5.68	(g)	15
2.66 (f)	5,659	1.89	(g)	1.04	(g)	1.04	(g)	4.91	(g)	—
2.67 (f)	92,710	1.79	(g)	1.02	(g)	1.02	(g)	5.03	(g)	—
3.10 (f)	10,062	0.73	(g)	0.01	(g)	0.01	(g)	6.06	(g)	—

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Floating Rate Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Floating Rate Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 15, 2009

30

The Hartford Floating Rate Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

The Hartford Floating Rate Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

32

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov . The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Floating Rate Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

QII*	100.00%

*	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.441	N/A	N/A	0.441
Class B	0.387	N/A	N/A	0.387
Class C	0.387	N/A	N/A	0.387
Class I	0.458	N/A	N/A	0.458
Class R3	0.423	N/A	N/A	0.423
Class R4	0.441	N/A	N/A	0.441
Class R5	0.451	N/A	N/A	0.451
Class Y	0.463	N/A	N/A	0.463
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

34

The Hartford Floating Rate Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,171.20	$5.42	$1,000.00	$1,020.21	$5.04	0.99%	184	365
Class B	$1,000.00	$1,168.50	$9.57	$1,000.00	$1,016.38	$8.89	1.75	184	365
Class C	$1,000.00	$1,167.10	$9.56	$1,000.00	$1,016.38	$8.89	1.75	184	365
Class I	$1,000.00	$1,174.00	$4.00	$1,000.00	$1,021.53	$3.72	0.73	184	365
Class R3	$1,000.00	$1,171.20	$6.84	$1,000.00	$1,018.90	$6.36	1.25	184	365
Class R4	$1,000.00	$1,172.80	$5.48	$1,000.00	$1,020.16	$5.09	1.00	184	365
Class R5	$1,000.00	$1,171.90	$4.65	$1,000.00	$1,020.92	$4.33	0.85	184	365
Class Y	$1,000.00	$1,173.20	$3.45	$1,000.00	$1,022.03	$3.21	0.63	184	365

35

The Hartford Floating Rate Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Floating Rate Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

36

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets

37

The Hartford Floating Rate Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)
grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

38

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-13 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford Fundamental Growth Fund

The Hartford Fundamental Growth Fund

The Hartford Fundamental Growth Fund inception 05/24/2001
(subadvised by Wellington Management Company, LLP)	Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 5/24/01 - 10/31/09 Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception

Fundamental Growth A#	19.95%	2.48%	0.39%
Fundamental Growth A##	13.35%	1.33%	-0.28%
Fundamental Growth B#	19.22%	1.75%	NA *
Fundamental Growth B##	14.22%	1.39%	NA *
Fundamental Growth C#	19.08%	1.72%	-0.34%
Fundamental Growth C##	18.08%	1.72%	-0.34%
Fundamental Growth Y#	20.49%	2.98%	0.86%
Russell 1000 Growth Index	17.51%	1.27%	-1.50%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.
Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Fundamental Growth Fund returned 19.95%, before sales charge, for the twelve-month period ended October 31, 2009, outperforming its benchmark, the Russell 1000 Growth Index, which returned 17.51% for the same period. The Fund also outperformed the 15.35% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After posting steep losses in 2008 and the first part of 2009 amid increasing signs of a deeper and more protracted recession, U.S. equities staged a sharp rebound beginning in March as favorable news from a few large financial institutions signaled to investors that the troubled Financials sector might be starting to stabilize. Adding fuel to the recovery was the U.S. Treasury Department’s updated plan to clean up bank balance sheets.
In this environment, mid-cap stocks (+18%) outperformed small (+6%) and large cap stocks (+10%), as measured by the S&P MidCap 400, Russell 2000 and S&P 500 indexes, respectively. Growth stocks (+18%) significantly outperformed Value stocks (+5%), as measured by the Russell 1000 Growth and Russell 1000 Value Indexes, respectively. Within the Russell 1000 Growth Index, all ten of the broad economic sectors posted positive returns. Information Technology (+31%) and Consumer Discretionary (+25%) had the strongest returns while Health Care (+7%) and Utilities (+8%) lagged the most.

2

The Fund outperformed the benchmark during the period due to positive sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, and stock selection within several sectors. Overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocations to Information Technology, Health Care, and Telecommunication Services positively contributed to relative (i.e. performance of the Fund as measured against the benchmark) returns. Stock selection was strongest in Energy, Industrials, and Financials.
Top contributors to relative and absolute (i.e. total return) performance included Flowserve (Industrials), Alliance Data Systems (Information Technology), and Nordstrom (Consumer Discretionary). Shares of Flowserve, a manufacturer of flow control systems for the power, oil & gas, and chemical industries, rallied as the company began to receive an increase in orders from large customers. Integrated marketing, transaction processing, and credit services provider Alliance Data Systems benefitted from increased confidence that consumer spending is stabilizing. Luxury retailer Nordstrom’s shares rebounded as its fundamentals improved and investors’ economic outlook became less negative. Apple (Information Technology) was among the top absolute contributors to performance.
The three largest detractors from benchmark-relative performance were NII Holdings (Telecommunication Services), JPMorgan Chase (Financials), and Covidien (Financials). In the first half of the period the Fund eliminated its position in NII Holdings, a wireless communication services provider in Mexico, Brazil, Argentina and Peru, amid concerns over the effects of a global economic slowdown on Latin American economies; not holding the position as the price appreciated later in the period hurt benchmark-relative returns. Shares of global diversified bank JPMorgan Chase declined due to the company’s exposures to consumer and large corporate credit. Covidien continues to transition into a stand-alone global healthcare products company following its spinout from Tyco, providing health care products for use in clinical and home settings. Its stock price suffered during the period due to concerns that restructuring would result in below-consensus earnings, as well as fears that foreign exchange volatility would hurt earnings. The Fund eliminated its position in the stock early in the period. Another notable detractor from absolute returns was Genzyme (Health Care).
What is the outlook?
It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The U.S. government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all taken with an eye towards thawing the credit markets and placing a floor on housing price declines and a ceiling on housing inventory.
The Fund seeks to add value through bottom-up security selection, with a goal of creating a diversified portfolio of high-quality growth companies with attractive valuations. Investment decisions are based primarily on independent, bottom-up, fundamental research. As of the end of the period, the Fund was most overweight Information Technology, Industrials, and Energy and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Consumer Staples, Materials, and Utilities relative to the Fund’s benchmark.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Basic Materials (Materials)	0.7%
Capital Goods (Industrials)	9.1
Consumer Durables & Apparel (Consumer Discretionary)	2.1
Consumer Services (Consumer Discretionary)	1.9
Diversified Financials (Financials)	1.9
Energy (Energy)	5.8
Food & Staples Retailing (Consumer Staples)	4.2
Food, Beverage & Tobacco (Consumer Staples)	2.3
Health Care Equipment & Services (Health Care)	5.3
Household & Personal Products (Consumer Staples)	3.5
Insurance (Financials)	4.2
Materials (Materials)	1.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.6
Retailing (Consumer Discretionary)	6.0
Semiconductors & Semiconductor Equipment (Information Technology)	2.9
Software & Services (Information Technology)	16.2
Technology Hardware & Equipment (Information Technology)	18.0
Transportation (Industrials)	2.4
Short-Term Investments	0.4
Other Assets and Liabilities	0.5

Total	100.0%

3

The Hartford Fundamental Growth Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.1%
	Basic Materials - 0.7%
2	Rio Tinto plc ADR	$356

	Capital Goods - 9.1%
23	Deere & Co.	1,061
8	Flowserve Corp.	806
14	Fluor Corp.	617
31	Honeywell International, Inc.	1,109
9	Precision Castparts Corp.	860
20	WESCO International, Inc. •	506

		4,959

	Consumer Durables & Apparel - 2.1%
20	Coach, Inc.	653
46	D.R. Horton, Inc.	503

		1,156

	Consumer Services - 1.9%
5	Apollo Group, Inc. Class A •	297
13	McDonald’s Corp.	738

		1,035

	Diversified Financials - 1.9%
21	Ameriprise Financial, Inc.	711
2	Goldman Sachs Group, Inc.	289

		1,000

	Energy - 5.8%
14	Apache Corp.	1,346
26	Noble Corp.	1,047
11	Petroleo Brasileiro S.A. ADR	513
5	Ultra Petroleum Corp. •	233

		3,139

	Food & Staples Retailing - 4.2%
29	CVS/Caremark Corp.	1,020
25	Wal-Mart Stores, Inc.	1,232

		2,252

	Food, Beverage & Tobacco - 2.3%
20	PepsiCo, Inc.	1,217

	Health Care Equipment & Services - 5.3%
18	Covidien plc	750
8	Express Scripts, Inc. •	631
25	St. Jude Medical, Inc. •	835
26	UnitedHealth Group, Inc.	670

		2,886

	Household & Personal Products - 3.5%
9	Colgate-Palmolive Co.	723
20	Procter & Gamble Co.	1,149

		1,872

	Insurance - 4.2%
22	Aflac, Inc.	896
11	Allstate Corp.	337
62	Assured Guaranty Ltd.	1,025

		2,258

	Materials - 1.0%
16	Barrick Gold Corp.	564

	Pharmaceuticals, Biotechnology & Life Sciences - 11.6%
22	Abbott Laboratories	1,128
4	Amgen, Inc. •	220
25	AstraZeneca plc ADR	1,123
15	Celgene Corp. •	786
9	Cephalon, Inc. •	475
61	Pfizer, Inc.	1,039
15	Teva Pharmaceutical Industries Ltd. ADR	777
17	Thermo Fisher Scientific, Inc. •	743

		6,291

	Retailing - 6.0%
24	Best Buy Co., Inc.	928
7	Kohl’s Corp. •	423
25	Lowe’s Co., Inc.	489
16	Nordstrom, Inc.	499
21	Staples, Inc.	456
15	The Buckle, Inc.	447

		3,242

	Semiconductors & Semiconductor Equipment - 2.9%
35	Intel Corp.	669
72	Micron Technology, Inc. •	491
18	Texas Instruments, Inc.	417

		1,577

	Software & Services - 16.2%
15	Accenture plc	545
9	Alliance Data Systems Corp. •	467
37	eBay, Inc. •	833
3	Google, Inc. •	1,405
14	Longtop Financial Technologies Ltd. •	376
78	Microsoft Corp.	2,174
52	Oracle Corp.	1,087
24	VeriSign, Inc. •	545
10	Visa, Inc.	773
29	Western Union Co.	529

		8,734

	Technology Hardware & Equipment - 18.0%
10	Apple, Inc. •	1,809
78	Cisco Systems, Inc. •	1,776
50	Corning, Inc.	729
52	EMC Corp. •	852
33	Hewlett-Packard Co.	1,585
14	IBM Corp.	1,725
21	Qualcomm, Inc.	857
6	Research In Motion Ltd. •	358

		9,691

	Transportation - 2.4%
19	Norfolk Southern Corp.	862
8	United Parcel Service, Inc. Class B	408

		1,270

	Total common stocks (cost $47,432)	$53,499

	Total long-term investments (cost $47,432)	$53,499

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $9, collateralized by GNMA 5.00%, 2039, value of $9)
$8	0.08%, 10/30/2009		$8

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $50, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $51)

50	0.08%, 10/30/2009		50
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $56, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $57)
56	0.08%, 10/30/2009		56
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1, collateralized by U.S. Treasury Note 2.75%, 2013, value of $1)
1	0.05%, 10/30/2009		1
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $97, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $99)
97	0.07%, 10/30/2009		97

			212

	Total short-term investments (cost $212)		$212

	Total investments (cost $47,644) ▲	99.5%	$53,711
	Other assets and liabilities	0.5%	250

	Total net assets	100.0%	$53,961

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.5% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $49,453 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,664
Unrealized Depreciation	(2,406)

Net Unrealized Appreciation	$4,258

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Fundamental Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$53,499	$53,499	$—	$—
Short-Term Investments	212	—	212	—

Total	$53,711	$53,499	$212	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
The accompanying notes are an integral part of these financial statements.

6

The Hartford Fundamental Growth Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $47,644)	$53,711
Cash	—
Foreign currency on deposit with custodian (cost $—)	—
Receivables:
Investment securities sold	798
Fund shares sold	55
Dividends and interest	61
Other assets	26

Total assets	54,651

Liabilities:
Payables:
Investment securities purchased	617
Fund shares redeemed	39
Investment management fees	8
Distribution fees	3
Accrued expenses	23

Total liabilities	690

Net assets	$53,961

Summary of Net Assets:
Capital stock and paid-in-capital	65,526
Accumulated undistributed net investment income	41
Accumulated net realized loss on investments	(17,673)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	6,067

Net assets	$53,961

Shares authorized	300,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$9.08/$9.61

Shares outstanding	3,075

Net assets	$27,915

Class B: Net asset value per share	$8.56

Shares outstanding	461

Net assets	$3,943

Class C: Net asset value per share	$8.55

Shares outstanding	948

Net assets	$8,103

Class Y: Net asset value per share	$9.41

Shares outstanding	1,488

Net assets	$14,000

The accompanying notes are an integral part of these financial statements.

7

The Hartford Fundamental Growth Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$735
Interest	2
Securities lending	11
Less: Foreign tax withheld	(2)

Total investment income	746

Expenses:
Investment management fees	405
Transfer agent fees	130
Distribution fees
Class A	58
Class B	47
Class C	74
Custodian fees	9
Accounting services fees	5
Registration and filing fees	42
Board of Directors’ fees	3
Audit fees	7
Other expenses	21

Total expenses (before waivers and fees paid indirectly)	801
Expense waivers	(72)
Transfer agent fee waivers	(25)
Commission recapture	(1)
Custodian fee offset	—

Total waivers and fees paid indirectly	(98)

Total expenses, net	703

Net Investment Income	43

Net Realized Loss on Investments:
Net realized loss on investments in securities	(11,257)

Net Realized Loss on Investments	(11,257)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	18,932
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—

Net Changes in Unrealized Appreciation of Investments	18,932

Net Gain on Investments	7,675

Net Increase in Net Assets Resulting from Operations	$7,718

The accompanying notes are an integral part of these financial statements.

8

The Hartford Fundamental Growth Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income (loss)	$43	$(195)
Net realized loss on investments	(11,257)	(6,345)
Net unrealized appreciation (depreciation) of investments	18,932	(20,038)

Net Increase (Decrease) In Net Assets Resulting From Operations	7,718	(26,578)

Distributions to Shareholders:
From net realized gain on investments
Class A	—	(4,325)
Class B	—	(1,393)
Class C	—	(1,555)
Class Y	—	(42)

Total distributions	—	(7,315)

Capital Share Transactions:
Class A	(338)	4,220
Class B	(2,948)	(339)
Class C	(1,358)	1,595
Class Y	1,496	11,577

Net increase (decrease) from capital share transactions	(3,148)	17,053

Net Increase (Decrease) In Net Assets	4,570	(16,840)
Net Assets:
Beginning of period	49,391	66,231

End of period	$53,961	$49,391

Accumulated undistributed (distribution in excess of) net investment income (loss)	$41	$—

The accompanying notes are an integral part of these financial statements.

9

The Hartford Fundamental Growth Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Fundamental Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

10

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

11

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.
c)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements – A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending – The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

12

g)	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of October 31, 2009.

h)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

13

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
b)	Net Investment Income (Loss), Realized Gains and (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$6,221
Long-Term Capital Gains *	—	1,094

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$42
Accumulated Capital Losses *	(15,864)
Unrealized Appreciation †	4,257

Total Accumulated Deficit	$(11,565)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated undistributed net investment income by $2 and increase accumulated net realized gain on investments by $2.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$4,938
2017	10,926

Total	$15,864

14

f)	Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%
b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Asset Levels	0.01%
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.45%	2.20%	2.20%	1.05%
d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

15

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005
Class A Shares	1.39%	1.45%	1.47%	1.48%	1.57%
Class B Shares	1.95	2.18	2.22	2.23	2.32
Class C Shares	2.17	2.20	2.20	2.23	2.32
Class Y Shares	1.03	0.96	1.02	1.05	1.13
e)	Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $26 and contingent deferred sales charges of $6 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $2. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $110 for providing such services. These fees are accrued daily and paid monthly.

16

g)	Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.28%	26.24%
Class B	0.29	25.34
Class C	0.29	25.32
Class Y	0.28	26.83
5.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$52,872
Sales Proceeds Excluding U.S. Government Obligations	54,583
6.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	839	—	(933)	—	(94)	755	357	(799)	—	313
Amount	$6,509	$—	$(6,847)	$—	$(338)	$8,345	$4,174	$(8,299)	$—	$4,220
Class B
Shares	62	—	(472)	—	(410)	77	118	(243)	—	(48)
Amount	$437	$—	$(3,385)	$—	$(2,948)	$819	$1,320	$(2,478)	$—	$(339)
Class C
Shares	159	—	(363)	—	(204)	210	126	(206)	—	130
Amount	$1,136	$—	$(2,494)	$—	$(1,358)	$2,279	$1,405	$(2,089)	$—	$1,595
Class Y
Shares	937	—	(840)	—	97	1,387	4	(27)	—	1,364
Amount	$6,973	$—	$(5,477)	$—	$1,496	$11,816	$41	$(280)	$—	$11,577
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	213	$1,666
For the Year Ended October 31, 2008	5	$58

17

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

9.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

18

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The Hartford Fundamental Growth Fund
Financial Highlights
- Selected Per-Share Data – (a)

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$7.57	$0.01	$—	$1.50	$1.51	$—	$—	$—	$—	$1.51	$9.08
B	7.18	(0.03)	—	1.41	1.38	—	—	—	—	1.38	8.56
C	7.18	(0.05)	—	1.42	1.37	—	—	—	—	1.37	8.55
Y	7.82	0.05	—	1.54	1.59	—	—	—	—	1.59	9.41

For the Year Ended October 31, 2008
A	13.95	(0.01)	—	(4.85)	(4.86)	—	(1.52)	—	(1.52)	(6.38)	7.57
B	13.40	(0.09)	—	(4.61)	(4.70)	—	(1.52)	—	(1.52)	(6.22)	7.18
C	13.41	(0.09)	—	(4.62)	(4.71)	—	(1.52)	—	(1.52)	(6.23)	7.18
Y	14.27	—	—	(4.93)	(4.93)	—	(1.52)	—	(1.52)	(6.45)	7.82

For the Year Ended October 31, 2007
A	11.02	(0.04)	0.04	2.93	2.93	—	—	—	—	2.93	13.95
B	10.66	(0.14)	0.04	2.84	2.74	—	—	—	—	2.74	13.40
C	10.67	(0.13)	0.04	2.83	2.74	—	—	—	—	2.74	13.41
Y	11.22	0.02	0.04	2.99	3.05	—	—	—	—	3.05	14.27

For the Year Ended October 31, 2006
A	10.26	0.02	—	0.81	0.83	(0.07)	—	—	(0.07)	0.76	11.02
B	9.94	(0.06)	—	0.78	0.72	—	—	—	—	0.72	10.66
C	9.94	(0.07)	—	0.80	0.73	—	—	—	—	0.73	10.67
Y	10.44	0.04	—	0.85	0.89	(0.11)	—	—	(0.11)	0.78	11.22

For the Year Ended October 31, 2005
A	9.14	0.08	—	1.04	1.12	—	—	—	—	1.12	10.26
B	8.92	(0.01)	—	1.03	1.02	—	—	—	—	1.02	9.94
C	8.92	(0.01)	—	1.03	1.02	—	—	—	—	1.02	9.94
Y	9.28	0.13	—	1.06	1.19	(0.03)	—	—	(0.03)	1.16	10.44

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

20

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
		Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Income to Average Net	Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Assets	Rate(d)

19.95%	$27,915	1.63%	1.40%	1.40%	0.15%	113%
19.22	3,943	2.58	1.95	1.95	(0.33)	—
19.08	8,103	2.36	2.17	2.17	(0.61)	—
20.34	14,000	1.04	1.04	1.04	0.56	—

(38.66)	23,989	1.48	1.45	1.45	(0.06)	110
(39.11)	6,254	2.30	2.19	2.19	(0.80)	—
(39.16)	8,276	2.21	2.20	2.20	(0.81)	—
(38.24)	10,872	0.96	0.96	0.96	0.36	—

26.59 (e)	39,831	1.50	1.47	1.47	(0.30)	159
25.70 (e)	12,307	2.30	2.22	2.22	(1.04)	—
25.68 (e)	13,703	2.22	2.20	2.20	(1.04)	—
27.18 (e)	390	1.02	1.02	1.02	0.17	—

8.07	40,215	1.68	1.50	1.50	0.14	123
7.24	13,162	2.47	2.25	2.25	(0.61)	—
7.34	13,065	2.39	2.25	2.25	(0.61)	—
8.57	487	1.18	1.07	1.07	0.56	—

12.31	50,067	1.65	1.60	1.60	0.68	112
11.44	15,156	2.45	2.35	2.35	(0.09)	—
11.44	16,737	2.36	2.35	2.35	(0.05)	—
12.86	473	1.16	1.16	1.16	1.27	—

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Fundamental Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Fundamental Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

22

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited) – (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

24

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Fundamental Growth Fund
Federal Tax Information (Unaudited)
The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2009.

26

The Hartford Fundamental Growth Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,225.40	$8.08	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class B	$1,000.00	$1,222.90	$10.98	$1,000.00	$1,015.32	$9.96	1.96	184	365
Class C	$1,000.00	$1,221.40	$12.37	$1,000.00	$1,014.06	$11.22	2.21	184	365
Class Y	$1,000.00	$1,228.50	$5.79	$1,000.00	$1,020.01	$5.24	1.03	184	365

27

The Hartford Fundamental Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Fundamental Growth Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act. With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

28

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

29

The Hartford Fundamental Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-14 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Global Enhanced Dividend Fund
Table of Contents

Manager Discussions (Unaudited)	2
Financial Statements
Schedule of Investments at October 31, 2009	5
Investment Valuation Hierarchy Level Summary at October 31, 2009	11
Statement of Assets and Liabilities at October 31, 2009	12
Statement of Operations for the Year Ended October 31, 2009	13
Statement of Changes in Net Assets for the Year Ended October 31, 2009 and the Period November 28, 2007 (commencement of operations) through October 31, 2008	14
Notes to Financial Statements	15
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	28
Directors and Officers (Unaudited)	29
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	31
Quarterly Portfolio Holdings Information (Unaudited)	31
Federal Tax Information (Unaudited)	32
Expense Example (Unaudited)	33
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	34

The Hartford Global Enhanced Dividend Fund inception 11/28/2007
(subadvised by Hartford Investment Management Company)	Investment objective — Seeks a high level of current income. Capital appreciation is a secondary objective.
Performance Overview(1) 11/28/07 - 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI World Value Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4) (as of 10/31/09)

	1	Since
	Year	Inception

Global Enhanced Dividend A#	7.90%	-15.11%
Global Enhanced Dividend A##	1.96%	-17.57%
Global Enhanced Dividend B#	7.12%	-15.75%
Global Enhanced Dividend B##	2.12%	-17.32%
Global Enhanced Dividend C#	7.12%	-15.75%
Global Enhanced Dividend C##	6.12%	-15.75%
Global Enhanced Dividend I#	8.33%	-14.85%
Global Enhanced Dividend R3#	7.42%	-15.46%
Global Enhanced Dividend R4#	7.74%	-15.23%
Global Enhanced Dividend R5#	8.22%	-14.93%
Global Enhanced Dividend Y#	8.33%	-14.85%
MSCI World Value Index	18.54%	-15.43%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.
Portfolio Manager
Paul Bukowski
Vice President
How did the Fund perform?
The Class A shares of The Hartford Global Enhanced Dividend Fund returned 7.90%, before sales charge, for the twelve-month period ended October 31, 2009, underperforming its benchmark, the MSCI World Value Index, which returned 18.54% for the same period.
Why did the Fund perform this way?
The Fund’s benchmark relative (i.e. performance of the Fund as measured against the benchmark) underperformance came from two sources. The first source was the rally in growth stocks in early 2009. The Fund did not participate in the rally since most of the Fund’s holdings (dividend yielding stocks) have moderate rather than high growth prospects. The second source of underperformance was the high-beta, low-profitability, low-quality stock rally which began in March. The Fund seeks to invest only in high-quality, profitable stocks. Offsetting these two negative impacts is the more recent flight to quality, which had investors looking for higher-quality, profitable, strong yielding companies, which is more indicative of the Fund’s holdings.
During the period, unfavorable security selection in the Energy, Financials, and Consumer Discretionary sectors were partially offset by strong security selection in the Health Care sector. With

2

regard to sector allocation, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Utilities added to performance, while the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to Financials and Consumer Discretionary detracted from performance. From a country perspective, the Fund benefited from stock selection within Japan, while stock selection within the United States detracted from performance.
Among the largest contributors to relative performance were overweight allocations in Seagate Technologies (Technology) and Oshkosh Corp. (Industrials). Seagate posted strong results as its cost cutting initiatives boosted its bottom line while it continued to raise its estimated 2010 revenues. Oshkosh posted good earnings driven by strong government sales, and, the company is well positioned to take advantage of increased government infrastructure spending.
Among the largest detractors to relative performance were underweight allocations in ING Groep N.V. (Financials) and Sterlite Industries (Materials). ING has performed strongly since March of this year, even beating earnings expectations in the latest quarter. Sterlite posted good second quarter results and had strong returns similar to their peers in the Copper industry.
What is the outlook?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market as high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. In March, investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter. We believe that going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
The Fund’s current top holdings include British Petroleum (Energy) and Total S.A. (Energy). Both companies have attractive dividend yields relative to their industry and have strong business fundamentals. The Fund invests in companies that have compelling yields along with sound fundamentals. The Fund’s systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior.
Diversification by Industry — Long Positions
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.4%
Banks (Financials)	13.4
Basic Materials (Materials)	0.6
Capital Goods (Industrials)	10.8
Commercial & Professional Services (Industrials)	2.5
Consumer Durables & Apparel (Consumer Discretionary)	2.6
Consumer Services (Consumer Discretionary)	2.3
Diversified Financials (Financials)	6.8
Energy (Energy)	20.4
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	6.6
Health Care Equipment & Services (Health Care)	2.3
Household & Personal Products (Consumer Staples)	0.9
Insurance (Financials)	6.2
Materials (Materials)	7.4
Media (Consumer Discretionary)	1.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.5
Real Estate (Financials)	5.1
Retailing (Consumer Discretionary)	2.5
Semiconductors & Semiconductor Equipment (Information Technology)	3.1
Software & Services (Information Technology)	2.6
Technology Hardware & Equipment (Information Technology)	5.6
Telecommunication Services (Services)	10.7
Transportation (Industrials)	1.5
Utilities (Utilities)	8.7
Short-Term Investments	1.5

Total Long Positions	136.8
Short Positions	(36.9)
Other Assets and Liabilities	0.1

Total	100.0%

3

Diversification by Industry — Securities Sold Short
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.3%
Banks (Financials)	0.2
Capital Goods (Industrials)	3.1
Commercial & Professional Services (Industrials)	0.9
Consumer Durables & Apparel (Consumer Discretionary)	1.0
Consumer Services (Consumer Discretionary)	1.4
Consumer Staples (Industrials)	0.3
Diversified Financials (Financials)	0.2
Energy (Energy)	4.9
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	1.9
Health Care Equipment & Services (Health Care)	0.3
Household & Personal Products (Consumer Staples)	0.1
Insurance (Financials)	0.2
Materials (Materials)	2.8
Media (Consumer Discretionary)	1.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.1
Real Estate (Financials)	0.2
Retailing (Consumer Discretionary)	1.5
Semiconductors & Semiconductor Equipment (Information Technology)	1.9
Services (Consumer Discretionary)	0.1
Software & Services (Information Technology)	2.1
Technology Hardware & Equipment (Information Technology)	2.8
Telecommunication Services (Services)	3.9
Transportation (Industrials)	0.3
Utilities (Utilities)	2.4

Total	36.9%

Diversification by Country — Long Positions
as of October 31, 2009

Percentage of
Country	Net Assets
Australia	2.3%
Canada	6.9
Chile	1.7
China	0.6
Finland	0.8
France	6.0
Germany	1.6
Greece	0.5
Hong Kong	0.9
India	0.7
Indonesia	0.2
Israel	0.2
Italy	0.9
Japan	9.4
Luxembourg	0.6
Mexico	0.9
Netherlands	1.5
New Zealand	0.5
Norway	0.1
Philippines	0.4
Portugal	0.2
South Korea	0.7
Spain	0.7
Switzerland	0.9
Taiwan	1.3
United Kingdom	11.2
United States	83.6
Short-Term Investments	1.5

Total Long Positions	136.8
Short Positions	(36.9)
Other Assets and Liabilities	0.1

Total	100.0%

Diversification by Country — Securities Sold Short
as of October 31, 2009

Percentage of
Country	Net Assets
Canada	1.1%
India	0.5
Ireland	0.4
Japan	0.1
Mexico	0.5
Russia	0.2
United States	34.1

Total	36.9%

4

The Hartford Global Enhanced Dividend Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
LONG POSITIONS - 136.8%
COMMON STOCKS - 135.3%
	Automobiles & Components - 2.4%
2	Honda Motor Co., Ltd. ADR ‡	$65
4	Nissan Motor Co., Ltd. ADR •‡	60
1	Thor Industries, Inc. ‡	15
—	Toyota Motor Corp ADR ‡	38

		178

	Banks - 13.4%
1	Banco Bilboa Vizcaya — SP ADR ‡	25
1	Banco de Chile ADR ‡	47
—	Banco Santander Chili S.A. ADR ‡	25
2	Banco Santander S.A. ADR ‡	30
—	Bank of Hawaii Corp. ‡	15
1	Bank of Montreal ‡	43
1	BB&T Corp.	31
1	Canadian Imperial Bank of Commerce ‡	32
—	Cullen/Frost Bankers, Inc. ‡	5
1	First Niagara Financial Group, Inc. ‡	10
—	FirstMerit Corp. ‡	8
2	FNB Corp. ‡	18
—	Hancock Holding Co. ‡	6
1	HSBC Holdings plc ADR ‡	54
1	Hudson City Bancorp, Inc. ‡	9
—	Iberiabank Corp. ‡	5
40	Mitsubishi UFJ Financial Group, Inc. ADR ‡	212
8	Mizuho Financial Group, Inc. ADR ‡	30
2	National Bank of Greece S.A. ADR ‡	17
1	Royal Bank of Canada ‡	67
—	Shinhan Financial Group Co., Ltd. ADR ‡	14
1	Sterling Bancshares, Inc. ‡	4
—	SunTrust Banks, Inc. ‡	4
1	Toronto-Dominion Bank ADR ‡	77
—	Trustmark Corp. ‡	6
3	US Bancorp ‡	61
1	Wells Fargo & Co. ‡	25
1	Westpac Banking Corp. ADR ‡	97

		977

	Basic Materials - 0.6%
2	RPM International, Inc. ‡	42

	Capital Goods - 10.8%
1	3M Co. ‡	98
1	ABB Ltd. ADR ‡	22
4	Aircastle Ltd. ‡	28
1	Boeing Co. ‡	45
1	Caterpillar, Inc. ‡	70
—	Crane Co. ‡	9
1	Eaton Corp. ‡	41
1	Emerson Electric Co. ‡	56
2	General Electric Co. ‡	26
—	Honeywell International, Inc. ‡	17
1	Hubbell, Inc. Class B ‡	25
—	Illinois Tool Works, Inc. ‡	8
1	Ingersoll-Rand plc ‡	28
3	Insteel Industries, Inc. ‡	30
3	Masco Corp. ‡	33
—	Northrop Grumman Corp. ‡	19
1	Oshkosh Corp. ‡	39
1	Rockwell Automation, Inc. ‡	46
1	Siemens AG ADR ‡	54
—	Stanley Works ‡	16
7	Tomkins plc ADR ‡	71

		781

	Commercial & Professional Services - 2.5%
1	Avery Dennison Corp. ‡	30
1	Corporate Executive Board Co. ‡	29
2	Pitney Bowes, Inc. ‡	40
2	R.R. Donnelley & Sons Co. ‡	37
2	Steelcase, Inc. ‡	12
1	Waste Management, Inc. ‡	31

		179

	Consumer Durables & Apparel - 2.6%
4	Jones Apparel Group, Inc. ‡	70
—	National Presto Industries, Inc. ‡	8
1	Panasonic Corp. ‡	17
—	Polaris Industries, Inc. ‡	10
1	Sony Corp. ADR ‡	37
1	Tupperware Brands Corp. ‡	28
—	V.F. Corp. ‡	23

		193

	Consumer Services - 2.3%
2	McDonald’s Corp. ‡	143
1	Starwood Hotels & Resorts ‡	24

		167

	Diversified Financials - 6.8%
1	American Express Co. ‡	19
—	Ameriprise Financial, Inc. ‡	16
2	Apollo Investment Corp. ‡	17
2	Bank of America Corp. ‡	35
1	Bank of New York Mellon Corp. ‡	16
—	BlackRock, Inc. ‡	56
—	Credit Suisse Group ADR ‡	17
—	Eaton Vance Corp. ‡	13
—	Franklin Resources, Inc. ‡	10
1	JP Morgan Chase & Co. ‡	40
2	Morgan Stanley ‡	58
2	NYSE Euronext ‡	58
2	Orix Corp. ADR ‡	71
1	Prospect Capital Corp. ‡	6
2	SEI Investments Co. ‡	27
1	Waddell and Reed Financial, Inc. Class A ‡	39

		498

	Energy - 20.4%
4	BP plc ADR ‡	246
1	Chevron Corp. ‡	77
—	CNOOC Ltd. ADR ‡	63
1	ConocoPhillips Holding Co. ‡	29
3	DHT Maritime, Inc. ‡	12
—	Diamond Offshore Drilling, Inc. ‡	37
—	EnCana Corp. ADR ‡	20
3	Enerplus Resources Fund ‡	69
1	Eni S.p.A. ADR ‡	65
1	Exxon Mobil Corp. ‡	78
—	Frontline Ltd. ‡	7
3	General Maritime Corp. ‡	22
—	Knightsbridge Tankers Ltd. ADR ‡	4
2	Marathon Oil Corp. ‡	61
The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Enhanced Dividend Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
LONG POSITIONS - 136.8% - (continued)
COMMON STOCKS - 135.3% - (continued)
	Energy - 20.4% - (continued)
1	Overseas Shipholding Group, Inc. ‡	$33
1	Patterson-UTI Energy, Inc. ‡	17
2	Pengrowth Energy Trust ‡	17
—	PetroChina Co., Ltd. ADR ‡	42
6	Precision Drilling Trust ‡	36
2	Royal Dutch Shell plc ADR ‡	137
4	Ship Finance International Ltd. ‡	47
2	Spectra Energy Corp. ‡	40
2	Sunoco, Inc. ‡	64
4	Total S.A. ADR ‡	232
1	Williams Cos., Inc. ‡	21
2	WSP Holdings Ltd. ‡	10

		1,486

	Food & Staples Retailing - 1.0%
2	Supervalu, Inc. ‡	39
1	Sysco Corp. ‡	33

		72

	Food, Beverage & Tobacco - 6.6%
1	Coca-Cola Co. ‡	53
1	H.J. Heinz Co. ‡	28
1	Kraft Foods, Inc. ‡	32
1	Lorillard, Inc. ‡	48
—	PepsiCo, Inc. ‡	17
2	Philip Morris International, Inc. ‡	84
2	Reynolds American, Inc. ‡	81
3	Unilever N.V. NY Shares ADR ‡	106
1	Universal Corp. ‡	26

		475

	Health Care Equipment & Services - 2.3%
—	Becton, Dickinson & Co.	23
5	Brookdale Senior Living, Inc. ‡	85
1	Computer Programs and Systems, Inc. ‡	23
—	Fresenius Medical Care AG ADR ‡	13
—	Landauer, Inc. ‡	6
—	Teleflex, Inc. ‡	17

		167

	Household & Personal Products - 0.9%
—	Clorox Co. ‡	16
1	Kimberly-Clark Corp.	48

		64

	Insurance - 6.2%
1	Aflac, Inc. ‡	35
2	Allstate Corp. ‡	44
1	Arthur J. Gallagher & Co. ‡	27
3	Axa ADR ‡	67
—	Axis Capital Holdings Ltd. ‡	10
1	Brown & Brown, Inc. ‡	16
1	Chubb Corp. ‡	34
2	Fidelity National Financial, Inc. ‡	32
2	Manualife Financial Corp. ‡	31
3	Old Republic International Corp. ‡	37
3	Prudential Financial, Inc. ‡	53
1	Sun Life Financial ‡	27
—	Travelers Cos., Inc. ‡	15
1	Unitrin, Inc. ‡	27

		455

	Materials - 7.4%
1	ArcelorMittal ADR ‡	41
1	BHP Billiton Ltd. ADR ‡	76
1	Cemex S.A. de C.V. ADR •‡	10
1	Compass Minerals Group, Inc. ‡	42
5	Dow Chemical Co. ‡	116
2	E.I. DuPont de Nemours & Co. ‡	52
—	Lubrizol Corp. ‡	30
1	MeadWestvaco Corp. ‡	20
—	Nucor Corp. ‡	18
1	Olin Corp. ‡	19
2	Southern Copper Corp. ‡	62
1	Syngenta AG ADR ‡	31
—	Weyerhaeuser Co. ‡	12
1	Worthington Industries, Inc. ‡	16

		545

	Media - 1.8%
1	A.H. Belo Corp. Class A ‡	6
1	CBS Corp. Class B ‡	17
1	McGraw-Hill Cos., Inc. ‡	16
—	Meredith Corp. ‡	10
1	Sham Communications, Inc. ‡	24
2	Time Warner, Inc. ‡	59

		132

	Pharmaceuticals, Biotechnology & Life Sciences - 7.5%
1	Abbott Laboratories ‡	37
2	AstraZeneca plc ADR ‡	99
5	Biovail Corp. ‡	62
4	Bristol-Myers Squibb Co. ‡	86
4	Eli Lilly & Co. ‡	131
—	Johnson & Johnson ‡	25
3	Sanofi-Aventis S.A. ADR ‡	108

		548

	Real Estate - 5.1%
2	Annaly Capital Management, Inc. ‡	35
2	Anworth Mortgage Asset Corp. ‡	14
3	Apartment Investment & Management Co. ‡	37
1	Brookfield Properties Corp. ‡	7
1	Capstead Mortgage Corp. ‡	7
2	Duke Realty, Inc. ‡	18
—	Entertainment Properties Trust ‡	8
—	HCP, Inc. ‡	8
—	Health Care, Inc. ‡	16
1	Hospitality Properties Trust ‡	23
5	HRPT Properties Trust ‡	36
—	Inland Real Estate Corp. ‡	3
2	Medical Properties Trust, Inc. ‡	16
1	MFA Mortgage Investments, Inc. ‡	9
1	Nationwide Health Properties, Inc. ‡	40
3	Northstar Realty Finance Corp. ‡	10
3	Resource Capital Corp. ‡	13
5	UDR, Inc. ‡	71

		371

	Retailing - 2.5%
1	Asbury Automotive Group •‡	11
—	Barnes & Noble, Inc. ‡	5
2	Foot Locker, Inc. ‡	16
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
LONG POSITIONS - 136.8% - (continued)
COMMON STOCKS - 135.3% - (continued)
	Retailing - 2.5% - (continued)
—	Genuine Parts Co. ‡		$15
—	Home Depot, Inc. ‡		7
—	J.C. Penney Co., Inc. ‡		10
1	Limited Brands, Inc. ‡		24
1	Macy’s, Inc. ‡		22
3	OfficeMax, Inc. ‡		38
1	The Buckle, Inc. ‡		22
1	Williams-Sonoma, Inc. ‡		15

			185

	Semiconductors & Semiconductor Equipment - 3.1%
1	Analog Devices, Inc. ‡		17
8	Himax Techologies, Inc. ADR ‡		21
2	Intel Corp. ‡		46
2	Intersil Corp. ‡		30
1	Linear Technology Corp. ‡		14
1	Microchip Technology, Inc. ‡		30
7	Taiwan Semiconductor Manufacturing Co., Ltd. ADR ‡		71

			229

	Software & Services - 2.6%
—	Automatic Data Processing, Inc. ‡		16
2	infoGROUP, Inc. ‡		11
1	Infosys Technologies Ltd. ADR ‡		48
13	iPass, Inc. ‡		17
2	Paychex, Inc. ‡		63
1	S.p.A. ADR ‡		39

			194

	Technology Hardware & Equipment - 5.6%
3	Canon, Inc. ADR ‡		127
1	Fujifilm Holdings Corp. ‡		18
—	Hitachi Ltd. ‡		15
2	Jabil Circuit, Inc. ‡		32
1	Molex, Inc. ‡		21
4	Nokia Corp. ‡		55
10	Seagate Technology ‡		141

			409

	Telecommunication Services - 10.7%
2	Alaska Communication Systems Holdings, Inc. ‡		15
5	AT&T, Inc. ‡		121
3	CenturyTel, Inc. ‡		96
2	Deutsche Telekom AG ADR ‡		25
1	France Telecom S.A. ADR ‡		30
7	Frontier Communications Corp. ‡		47
2	Hellenic Telecommunications Organization S.A. ADR ‡		20
1	Hutchison Telecom International Ltd. ADR ‡		4
1	Hutchison Telecommunications ADR ‡		4
—	P.T. Telekomunikasi Indonesia ADR ‡		14
1	Partner Communications Co., Ltd. ADR ‡		13
1	Philippine Long Distance Telephone Co. ADR ‡		27
1	Portugal Telecom S.A. ADR ‡		14
9	Qwest Communications International, Inc. ‡		31
2	SK Telecom Co., Ltd. ADR ‡		36
4	Telecom Corp. of New Zealand Ltd. ADR ‡		35
2	Telefonos de Mexico S.A. ADR Class L ‡		26
2	Verizon Communications, Inc. ‡		71
6	Vodafone Group plc ADR ‡		137
2	Windstream Corp. ‡		16

			782

	Transportation - 1.5%
2	Eagle Bulk Shipping, Inc. ‡		7
1	Genco Shipping & Trading Ltd. ‡		27
1	Grupo Aeroportuario del Pacifico SAB de CV ADR ‡		29
3	Lan Airlines S.A. ADR ‡		41

			104

	Utilities - 8.7%
1	AGL Resources, Inc. ‡		35
1	Allete, Inc. ‡		26
2	Ameren Corp. ‡		37
1	American Electric Power Co., Inc. ‡		31
3	CenterPoint Energy, Inc. ‡		37
—	CIA Saneamento Basico De Estado de Sao Paulo ‡		10
1	Consolidated Edison, Inc. ‡		49
1	DTE Energy Co. ‡		36
—	National Grid plc ‡		13
1	OGE Energy Corp. ‡		43
1	Oneok, Inc. ‡		19
2	Pepco Holdings, Inc. ‡		27
2	Pinnacle West Capital Corp. ‡		65
1	Progress Energy, Inc. ‡		46
1	SCANA Corp. ‡		30
3	Southern Co. ‡		92
2	TECO Energy, Inc. ‡		24
1	Vectren Corp. ‡		22

			642

	Total common stocks (cost $10,217)		$9,875

	Total long-term investments (cost $10,217)		$9,875

SHORT-TERM INVESTMENTS - 1.5%
	Investment Pools and Funds - 1.5%
107	State Street Bank U.S. Government Money Market Fund		$107

	Total short-term investments (cost $107)		$107

	Total long positions (cost $10,324) ▲	136.8%	$9,982
	Securities sold short (proceeds $2,578) ▲	(36.9)%	(2,689)
	Other assets and liabilities	0.1%	1

	Total net assets	100.0%	$7,294

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Enhanced Dividend Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SECURITIES SOLD SHORT - 36.9%
COMMON STOCK - 36.9%
	Automobiles & Components - 0.3%
1	Dana Holding Corp.•	$8
1	Tenneco Automotive, Inc.•	16

		24

	Banks - 0.2%
1	Signature Bank•	17

	Capital Goods - 3.1%
—	Astec Industries, Inc.•	5
1	BE Aerospace, Inc.•	18
—	Ceradyne, Inc.•	6
1	Colfax Corp.•	7
—	Enpro Industries, Inc.•	8
—	ESCO Technologies, Inc.•	13
1	Flow International Corp.•	3
1	Gardner Denver Machinery, Inc.•	25
1	Hexcel Corp.•	7
—	Kadant, Inc.•	5
2	McDermott International, Inc.•	38
—	Mitsui & Co., Ltd. ADR	11
—	Moog, Inc. Class A•	5
1	Polypore International, Inc.•	6
—	RBS Bearings, Inc.•	7
1	Spirit Aerosystems Holdings, Inc.•	17
—	Stanley, Inc.•	9
1	Tecumseh Products Co. Class A•	7
1	Titan International, Inc.	9
—	Titan Machinery, Inc.•	5
—	TransDigm Group, Inc.	14
1	Trimas Corp.•	5

		230

	Commercial & Professional Services - 0.9%
1	Consolidated Graphics, Inc.•	16
1	Navigant Consulting, Inc.•	10
2	Spherion Corp.•	11
—	Stericycle, Inc.•	12
1	Waste Connections, Inc.•	19

		68

	Consumer Durables & Apparel - 1.0%
1	Gildan Activewear, Inc.•	11
1	Hanesbrands, Inc.•	23
—	Jakks Pacific, Inc.•	7
1	Mohawk Industries, Inc.•	24
—	Universal Electronics, Inc.•	8

		73

	Consumer Services - 1.4%
2	Gaylord Entertainment Co.•	25
1	Grand Canyon Education, Inc.•	10
2	Lakes Entertainment, Inc.•	5
1	Scientific Games Corp. Class A•	20
1	Sonic Corp.•	7
1	Starbucks Corp.•	14
1	Texas Roadhouse, Inc.•	9
—	Universal Technical Institute, Inc.•	8

		98

	Consumer Staples - 0.3%
—	Seaboard Corp.	18

	Diversified Financials - 0.2%
—	Nasdaq OMX Group, Inc.•	6
—	Riskmetrics Group, Inc.•	7

		13

	Energy - 4.9%
—	Arena Resources, Inc.•	7
—	Bill Barrett Corp.•	9
—	Bristow Group, Inc.•	5
1	Bronco Drilling Co., Inc.•	7
—	Carrizo Oil & Gas, Inc.•	8
1	Continental Resources, Inc.•	32
1	Denbury Resources, Inc.•	18
3	Exco Resources, Inc.	44
1	Forest Oil Corp.•	23
—	Goodrich Petroleum Corp.•	8
4	Hercules Offshore, Inc.•	21
1	Hess Corp.	33
1	Key Energy Services, Inc.•	7
4	Parker Drilling Co.•	22
1	Petrohawk Energy Corp.•	27
—	Plains Exploration & Production Co.•	6
2	Sandridge Energy, Inc.•	17
1	Suncor Energy, Inc.	35
1	TETRA Technologies, Inc.•	10
—	Ultra Petroleum Corp.•	22

		361

	Food & Staples Retailing - 0.5%
1	United Natural Foods, Inc.•	33

	Food, Beverage & Tobacco - 1.9%
1	Chiquita Brands International, Inc.•	18
—	Dean Foods Co.•	6
1	Dr. Pepper Snapple Group•	40
1	Hain Celestial Group, Inc.•	20
—	Hansen National Corp.•	9
2	Omega Protein Corp.•	7
2	Smithfield Foods, Inc.•	33

		133

	Health Care Equipment & Services - 0.3%
1	Boston Scientific Corp.•	8
—	Hologic, Inc.•	7
—	NuVasive, Inc.•	6

		21

	Household & Personal Products - 0.1%
—	Energizer Holdings, Inc.•	6

	Insurance - 0.2%
3	Conseco, Inc.•	13

	Materials - 2.8%
—	Agnico Eagle Mines Ltd.	12
1	Buckeye Technologies, Inc.•	12
—	Deltic Timber Corp.	10
—	FMC Corp.	25
8	Graphic Packaging Holding Co.•	18
—	Haynes International, Inc.•	14
2	Headwaters, Inc.•	9
1	Intrepid Potash, Inc.•	31
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
SECURITIES SOLD SHORT - 36.9% - (continued)
COMMON STOCK - 36.9% - (continued)
	Materials - 2.8% - (continued)
1	Rockwood Holdings, Inc.•	$11
1	RTI International Metals, Inc.•	19
16	Smurfit-Stone Container Corp.•	10
2	Sterlite Industries Ltd.	34

		205

	Media - 1.5%
2	CTC Media, Inc.•	32
1	DISH Network Corp.•	19
2	Liberty Media Corp. - Capital•	43
1	Liberty Media Corp. - Entertainment•	16
—	Scholastic Corp.	2

		112

	Pharmaceuticals, Biotechnology & Life Sciences - 2.1%
1	Auxilium Pharmaceuticals, Inc.•	18
1	Cadence Pharmaceuticals, Inc.•	5
2	Caraco Pharmaceutical Laboratories Ltd.•	6
3	Cypress Bioscience•	17
5	DURECT Corp.•	10
5	Elan Corp. plc ADR•	26
1	Impax Laboratories, Inc.•	8
—	Optimer Pharmaceuticals, Inc.•	6
1	Questcor Pharmaceuticals•	3
2	Salix Pharmaceuticals Ltd.•	34
3	SuperGen, Inc.•	8
1	Xenoport, Inc.•	14

		155

	Real Estate - 0.2%
1	Douglas Emmett, Inc.	17

	Retailing - 1.5%
1	AnnTaylor Stores Corp.•	11
2	Chico’s FAS, Inc.•	28
1	Collective Brands, Inc.•	10
1	Dress Barn, Inc.•	14
1	Liberty Media - Interactive A•	12
1	LKQ Corp.•	10
—	O’Reilly Automotive, Inc.•	13
2	Sally Beauty Co., Inc.•	10

		108

	Semiconductors & Semiconductor Equipment - 1.9%
—	Atheros Communications, Inc.•	10
6	Atmel Corp.•	21
—	Cymer, Inc.•	7
1	Diodes, Inc.•	17
3	LSI Corp.•	18
3	Micron Technology, Inc.•	23
1	Microsemi Corp.•	12
—	MKS Instruments, Inc.•	5
—	Rambus, Inc.•	7
—	Silicon Laboratories, Inc.•	11
1	Teradyne, Inc.•	7

		138

	Services - 0.1%
1	Live Nation, Inc.•	8

	Software & Services - 2.1%
—	Affiliated Computer Services, Inc. Class A•	25
1	Ariba, Inc.•	11
—	Computer Sciences Corp.•	18
—	EPIQ Systems, Inc.•	5
—	IAC/Interactive Corp.•	7
—	Informatica Corp.•	8
2	Internet Capital•	16
2	Liquidity Services, Inc.•	20
1	Mentor Graphics Corp.•	7
1	Red Hat, Inc.•	17
—	Tyler Corp.•	9
1	Valueclick, Inc.•	9

		152

	Technology Hardware & Equipment - 2.8%
—	Agilent Technologies, Inc.•	8
1	Aruba Networks, Inc.•	6
1	Ciena Corp.•	7
1	Cogent, Inc.•	6
2	Cogo Group, Inc.•	10
—	Coherent, Inc.•	6
—	Hughes Communications Inc.•	10
1	Infinera Corp.•	7
1	Intermec, Inc.•	16
1	Juniper Networks, Inc.•	18
—	Maxwell Technologies, Inc.•	9
1	Polycom, Inc.•	31
—	Research In Motion Ltd.•	15
2	Sanmina-Sci Corp.•	13
4	Sycamore Networks, Inc.•	12
1	Tellabs, Inc.•	7
1	Trimble Navigation Ltd.•	16
—	ViaSat, Inc.•	8

		205

	Telecommunication Services - 3.9%
1	Cbeyond, Inc.•	20
1	Crown Castle International Corp.•	35
1	Leap Wireless International, Inc.•	18
20	Level 3 Communications Corp.•	24
1	NII Holdings, Inc. Class B•	28
1	Premiere Global Services, Inc.•	5
—	Rostelecom ADR	16
1	SBA Communications Corp.•	37
1	Syniverse Holdings, Inc.•	13
3	Telmex Internacional	38
1	TW Telecom, Inc.•	17
1	US Cellular Corp.•	32

		283

	Transportation - 0.3%
—	American Commercial Lines, Inc.•	8
1	Atlas Air Worldwide Holdings, Inc.•	17

		25

	Utilities - 2.4%
1	Allegheny Energy, Inc.	12
—	CH Energy Group	6
9	Dynegy Holdings, Inc.•	18
1	El Paso Electric Co.•	23
—	EQT Corp.	13
The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Enhanced Dividend Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SECURITIES SOLD SHORT - 36.9% - (continued)
COMMON STOCK - 36.9% - (continued)
	Utilities - 2.4% - (continued)
1	MDU Resources Group, Inc.		$28
—	Northwest Natural Gas Co.		18
1	PG&E Corp.		23
4	RRI Energy, Inc.		21
—	South Jersey Industries, Inc.		11

			173

	Total common stock (proceeds $2,578)		$2,689

	Total securities sold short (proceeds $2,578)	36.9%	$2,689

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long position investments in foreign securities represents 51.73% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities (net proceeds received from securities sold short) for federal income tax purposes was $10,361 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,563
Unrealized Depreciation	(2,054)

Net Unrealized Depreciation	$(491)

•	Security has not paid a dividend during the Fund’s fiscal year.

‡	All or a portion of this security is held in a segregated account to cover the Fund’s short position.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Enhanced Dividend Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$9,875	$9,875	$—	$—
Short-Term Investments	107	107	—	—

Total	$9,982	$9,982	$—	$—

Liabilities:
Securities Sold Short — Common Stock ‡	$2,689	$2,689	$—	$—

Total	$2,689	$2,689	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Enhanced Dividend Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $10,324)	$9,982
Cash	1
Receivables:
Fund shares sold	—
Dividends and interest	24
Other assets	1

Total assets	10,008

Liabilities:
Securities sold short, at value (proceeds $2,578)	2,689
Payables:
Investment management fees	1
Distribution fees	—
Dividends on securities sold short	—
Accrued expenses	24

Total liabilities	2,714

Net assets	$7,294

Summary of Net Assets:
Capital stock and paid-in-capital	11,106
Accumulated distribution in excess of net investment income	(17)
Accumulated net realized loss on investments	(3,342)
Unrealized depreciation of investments	(453)

Net assets	$7,294

Shares authorized	850,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$6.42/$6.79

Shares outstanding	898

Net assets	$5,767

Class B: Net asset value per share	$6.41

Shares outstanding	34

Net assets	$216

Class C: Net asset value per share	$6.41

Shares outstanding	34

Net assets	$216

Class I: Net asset value per share	$6.43

Shares outstanding	34

Net assets	$220

Class R3: Net asset value per share	$6.42

Shares outstanding	34

Net assets	$217

Class R4: Net asset value per share	$6.42

Shares outstanding	34

Net assets	$218

Class R5: Net asset value per share	$6.43

Shares outstanding	34

Net assets	$220

Class Y: Net asset value per share	$6.43

Shares outstanding	34

Net assets	$220

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Enhanced Dividend Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$498
Interest	1
Less: Foreign tax withheld	(15)

Total investment income	484

Expenses:
Investment management fees	63
Administrative services fees	1
Transfer agent fees	—
Distribution fees
Class A	12
Class B	2
Class C	2
Class R3	1
Class R4	—
Custodian fees	7
Accounting services fees	1
Registration and filing fees	—
Board of Directors’ fees	2
Dividend and interest expense on securities sold short	12
Audit fees	11
Short position fees	17
Other expenses	19

Total expenses (before waivers and fees paid indirectly)	150
Expense waivers	(63)
Custodian fee offset	—

Total waivers and fees paid indirectly	(63)

Total expenses, net	87

Net Investment Income	397

Net Realized Loss on Investments:
Net realized loss on investments in securities	(3,903)
Net realized gain on securities sold short	976
Net realized gain on other foreign currency transactions	—

Net Realized Loss on Investments	(2,927)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	4,628
Net unrealized depreciation of securities sold short	(1,565)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—

Net Changes in Unrealized Appreciation of Investments	3,063

Net Gain on Investments	136

Net Increase in Net Assets Resulting from Operations	$533

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Enhanced Dividend Fund
Statement of Changes in Net Assets
(000’s Omitted)

		For the Period
		November 28,
	For the	2007*
	Year Ended	through
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$397	$759
Net realized loss on investments	(2,927)	(482)
Net unrealized appreciation (depreciation) of investments	3,063	(3,516)

Net Increase (Decrease) In Net Assets Resulting From Operations	533	(3,239)

Distributions to Shareholders:
From net investment income
Class A	(311)	(454)
Class B	(10)	(16)
Class C	(11)	(16)
Class I	(12)	(18)
Class R3	(11)	(16)
Class R4	(12)	(17)
Class R5	(12)	(17)
Class Y	(12)	(18)

Total distributions	(391)	(572)

Capital Share Transactions:
Class A	311	8,354
Class B	10	316
Class C	11	316
Class I	12	318
Class R3	11	316
Class R4	12	317
Class R5	12	317
Class Y	12	318

Net increase from capital share transactions	391	10,572

Net Increase In Net Assets	533	6,761
Net Assets:
Beginning of period	6,761	—

End of period	$7,294	$6,761

Accumulated undistributed (distribution in excess of) net investment income (loss)	$(17)	$10

*	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Global Enhanced Dividend Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

This Fund’s shares were not offered to the public for the period from November 28, 2007 through October 31, 2009.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The

15

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

16

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of October 31, 2009.

e)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2009.

17

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
f)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

g)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of October 31, 2009.

h)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Securities Sold Short — As part of its principal investment strategy, the Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a

18

premium. The Fund also will incur transaction costs in executing short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Securities held in a segregated account can not be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain a sufficient liquid asset (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.
Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations.

j)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008 *
Ordinary Income	$391	$572

*	Commenced operations on November 28, 2007

19

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$22
Accumulated Capital Losses *	(3,343)
Unrealized Depreciation †	(491)

Total Accumulated Deficit	$(3,812)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated undistributed net investment income by $33, increase accumulated net realized gain on investments by $35, and decrease paid-in-capital by $2.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$448
2017	2,895

Total	$3,343

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

20

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.00%
On next $500 million	0.95%
On next $4 billion	0.90%
On next $5 billion	0.88%
Over $10 billion	0.87%
HIFSCO has voluntarily agreed to waive 100% of the management fees through February 28, 2010.

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses, short position expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.60%	1.35%	1.25%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended
	October 31,	October 31,
	2009	2008
Class A Shares	0.88%	0.58	%*
Class B Shares	1.63	1.33	*
Class C Shares	1.63	1.33	*
Class I Shares	0.63	0.33	*
Class R3 Shares	1.33	1.03	*
Class R4 Shares	1.03	0.73	*
Class R5 Shares	0.73	0.43	*
Class Y Shares	0.63	0.33	*

*	From November 28, 2007 (commencement of operations), through October 31, 2008.

21

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO had no revenue from front-end load sales charges or contingent deferred sales charges.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, the Fund has no sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	898
Class B	34
Class C	34
Class I	34
Class R3	34
Class R4	34
Class R5	34
Class Y	34

22

6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,403
Sales Proceeds Excluding U.S. Government Obligations	2,846
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Period Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	—	56	—	—	56	790	52	—	—	842
Amount	$—	$311	$—	$—	$311	$7,900	$454	$—	$—	$8,354
Class B
Shares	—	2	—	—	2	30	2	—	—	32
Amount	$—	$10	$—	$—	$10	$300	$16	$—	$—	$316
Class C
Shares	—	2	—	—	2	30	2	—	—	32
Amount	$—	$11	$—	$—	$11	$300	$16	$—	$—	$316
Class I
Shares	—	2	—	—	2	30	2	—	—	32
Amount	$—	$12	$—	$—	$12	$300	$18	$—	$—	$318
Class R3
Shares	—	2	—	—	2	30	2	—	—	32
Amount	$—	$11	$—	$—	$11	$300	$16	$—	$—	$316
Class R4
Shares	—	2	—	—	2	30	2	—	—	32
Amount	$—	$12	$—	$—	$12	$300	$17	$—	$—	$317
Class R5
Shares	—	2	—	—	2	30	2	—	—	32
Amount	$—	$12	$—	$—	$12	$300	$17	$—	$—	$317
Class Y
Shares	—	2	—	—	2	30	2	—	—	32
Amount	$—	$12	$—	$—	$12	$300	$18	$—	$—	$318
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

23

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

24

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25

The Hartford Global Enhanced Dividend Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$6.34	$0.35	$—	$0.09	$0.44	$(0.36)	$—	$—	$(0.36)	$0.08	$6.42
B	6.33	0.31	—	0.09	0.40	(0.32)	—	—	(0.32)	0.08	6.41
C	6.33	0.31	—	0.09	0.40	(0.32)	—	—	(0.32)	0.08	6.41
I	6.34	0.36	—	0.11	0.47	(0.38)	—	—	(0.38)	0.09	6.43
R3	6.34	0.32	—	0.10	0.42	(0.34)	—	—	(0.34)	0.08	6.42
R4	6.34	0.34	—	0.09	0.43	(0.35)	—	—	(0.35)	0.08	6.42
R5	6.34	0.36	—	0.10	0.46	(0.37)	—	—	(0.37)	0.09	6.43
Y	6.34	0.36	—	0.11	0.47	(0.38)	—	—	(0.38)	0.09	6.43

From (commencement of operations) November 28, 2007, through October 31, 2008
A(e)	10.00	0.74	—	(3.84)	(3.10)	(0.56)	—	—	(0.56)	(3.66)	6.34
B(e)	10.00	0.68	—	(3.84)	(3.16)	(0.51)	—	—	(0.51)	(3.67)	6.33
C(e)	10.00	0.68	—	(3.84)	(3.16)	(0.51)	—	—	(0.51)	(3.67)	6.33
I(e)	10.00	0.76	—	(3.84)	(3.08)	(0.58)	—	—	(0.58)	(3.66)	6.34
R3(e)	10.00	0.71	—	(3.84)	(3.13)	(0.53)	—	—	(0.53)	(3.66)	6.34
R4(e)	10.00	0.73	—	(3.84)	(3.11)	(0.55)	—	—	(0.55)	(3.66)	6.34
R5(e)	10.00	0.75	—	(3.84)	(3.09)	(0.57)	—	—	(0.57)	(3.66)	6.34
Y(e)	10.00	0.76	—	(3.84)	(3.08)	(0.58)	—	—	(0.58)	(3.66)	6.34

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Commenced operations on November 28, 2007.

(f)	Not annualized.

(g)	Annualized.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)		Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

7.90%		$5,767	2.33%		1.33%		0.88%		6.21%		46%
7.12		216	3.08		2.08		1.63		5.46		—
7.12		216	3.08		2.08		1.63		5.46		—
8.33		220	2.08		1.08		0.63		6.45		—
7.42		217	2.78		1.78		1.33		5.76		—
7.74		218	2.48		1.48		1.03		6.06		—
8.22		220	2.18		1.18		0.73		6.35		—
8.33		220	2.08		1.08		0.63		6.45		—

(32.37	)(f)	5,343	2.09	(g)	1.09	(g)	0.58	(g)	9.20	(g)	70
(32.86	)(f)	202	2.84	(g)	1.84	(g)	1.33	(g)	8.45	(g)	—
(32.86	)(f)	202	2.84	(g)	1.84	(g)	1.33	(g)	8.45	(g)	—
(32.24	)(f)	203	1.84	(g)	0.84	(g)	0.33	(g)	9.45	(g)	—
(32.60	)(f)	202	2.54	(g)	1.54	(g)	1.03	(g)	8.75	(g)	—
(32.44	)(f)	203	2.24	(g)	1.24	(g)	0.73	(g)	9.05	(g)	—
(32.29	)(f)	203	1.94	(g)	0.94	(g)	0.43	(g)	9.35	(g)	—
(32.24	)(f)	203	1.84	(g)	0.84	(g)	0.33	(g)	9.45	(g)	—

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Enhanced Dividend Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Enhanced Dividend Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

28

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

30

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Global Enhanced Dividend Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	80.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.361	N/A	N/A	0.361
Class B	0.319	N/A	N/A	0.319
Class C	0.319	N/A	N/A	0.319
Class I	0.375	N/A	N/A	0.375
Class R3	0.335	N/A	N/A	0.335
Class R4	0.352	N/A	N/A	0.352
Class R5	0.369	N/A	N/A	0.369
Class Y	0.375	N/A	N/A	0.375
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

32

The Hartford Global Enhanced Dividend Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund (excluding costs incurred in executing short sales) and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only (excluding costs incurred in executing short sales) and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,267.20	$5.94	$1,000.00	$1,019.96	$5.30	1.04%	184	365
Class B	$1,000.00	$1,260.70	$10.20	$1,000.00	$1,016.18	$9.10	1.79	184	365
Class C	$1,000.00	$1,260.70	$10.20	$1,000.00	$1,016.18	$9.10	1.79	184	365
Class I	$1,000.00	$1,268.20	$4.52	$1,000.00	$1,021.22	$4.02	0.79	184	365
Class R3	$1,000.00	$1,264.40	$8.50	$1,000.00	$1,017.69	$7.58	1.49	184	365
Class R4	$1,000.00	$1,266.20	$6.80	$1,000.00	$1,019.21	$6.06	1.19	184	365
Class R5	$1,000.00	$1,270.00	$5.09	$1,000.00	$1,020.72	$4.53	0.89	184	365
Class Y	$1,000.00	$1,268.20	$4.52	$1,000.00	$1,021.22	$4.02	0.79	184	365

33

The Hartford Global Enhanced Dividend Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Global Enhanced Dividend Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In

35

The Hartford Global Enhanced Dividend Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

36

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

The Hartford Global Equity Fund
Table of Contents

Manager Discussions (Unaudited)	2

Financial Statements

Schedule of Investments at October 31, 2009	5

Investment Valuation Hierarchy Level Summary at October 31, 2009	12

Statement of Assets and Liabilities at October 31, 2009	13

Statement of Operations for the Year Ended October 31, 2009	14

Statement of Changes in Net Assets for the Year Ended October 31, 2009 and the Period February 29, 2008 (commencement of operations) through October 31, 2008	15

Notes to Financial Statements	16

Financial Highlights	28

Report of Independent Registered Public Accounting Firm	30

Directors and Officers (Unaudited)	31

How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	33

Quarterly Portfolio Holdings Information (Unaudited)	33

Federal Tax Information (Unaudited)	34

Expense Example (Unaudited)	35

Shareholder Meeting Results (Unaudited)	36

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	37

The Hartford Global Equity Fund inception 02/29/2008 (subadvised by Wellington Management Company, LLP)	Investment objective — Seeks long-term capital appreciation.
Performance Overview(1) 2/29/08 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4) (as of 10/31/09)

	1	Since
	Year	Inception

Global Equity A#	23.65%	-11.87%
Global Equity A##	16.85%	-14.81%
Global Equity B#	22.89%	-12.52%
Global Equity B##	17.89%	-14.62%
Global Equity C#	22.91%	-12.51%
Global Equity C##	21.91%	-12.51%
Global Equity I#	23.97%	-11.65%
Global Equity R3#	23.36%	-12.16%
Global Equity R4#	23.70%	-11.93%
Global Equity R5#	24.05%	-11.70%
Global Equity Y#	23.85%	-11.70%
MSCI All Country World Index	23.42%	-12.26%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA
Senior Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Global Equity Fund returned 23.65%, before sales charge, for the twelve-month period ended October 31, 2009, outperforming its benchmark, the MSCI All Country World Index, which returned 23.42% for the same period. The Fund also outperformed the 21.50% return of the average fund in the Lipper Global Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad global equity markets rose during the period, but this overall decline masks two significantly different market environments. From the beginning of November through early March stocks fell sharply, reflecting deepening economic worries. From early March through October stocks rallied as investors came to believe that a Depression-like scenario was less likely. In this environment, sector returns within the MSCI All Country World Index diverged widely for the twelve-month period ending October 31, 2009. Materials (+50%), Information Technology (+33%), and Consumer Discretionary (+26%) rose the most while returns in Health Care (+10%), Consumer Staples (+19%), and Telecommunication Services (+22%) lagged.
The Fund’s outperformance versus the benchmark was driven by security selection, which was strongest in the Health Care, Energy, and Consumer Discretionary sectors. Offsetting this was weaker

2

stock selection within the Industrials, Information Technology, and Telecommunication Services sectors. Sector allocation detracted modestly from relative (i.e. performance of the Fund as measured against the benchmark) performance due to our average underweight (i.e. the Fund’s sector position was less than the benchmark position) exposures to the Telecommunications, Information Technology, and Energy sectors. A modest cash position also hurt benchmark-relative performance during the period.
Top contributors to relative performance during the period included DnB Nor (Financials), Schering Plough (Health Care), and Cott Corporation (Consumer Staples). Investors’ belief in the relative balance sheet strength of DnB Nor’s Norway-based financial services company, led shares higher. Schering-Plough’s share price jumped after being acquired by Merck at a premium. Non-alcoholic drink maker Cott Corporation’s shares surged due to good cost controls and higher volumes in North America as consumers traded down to value brands, improving net selling prices. Apple (Information Technology) was a top contributor to absolute (i.e. total return) performance.
The largest detractors from relative returns were ACE (Financials), Popular (Financials), and Leap Wireless (Telecommunications). Shares of worldwide property/casualty insurance and reinsurance provider ACE fell on concerns about the impact of various government programs and falling book value. Popular, a diversified U.S. financial services company targeting the Hispanic market, reduced its dividend by 75 percent, causing shares to decline significantly. Wireless communications provider Leap Wireless’ shares underperformed due to a dilutive equity raise and the negative impact current economic conditions have had on its core customers. Japan Tobacco (Consumer Discretionary) and Capital One (Financials) were also among the top detractors from absolute performance.
What is the outlook?
It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs in an attempt at thawing credit markets and placing a floor on the house price declines and a ceiling on housing inventory. These moves should continue to help mitigate some of the negative economic pressures, and while the outlook remains uncertain, the equity market’s improved performance since March lows show investors are anticipating a recovery.
The Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Consumer Discretionary, Health Care, and Information Technology sectors and most underweight the Industrials, Consumer Staples, Financials sectors. The Fund’s largest absolute weightings were in the Financials, Information Technology, and Energy sectors.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.8%
Banks (Financials)	11.5
Capital Goods (Industrials)	4.5
Commercial & Professional Services (Industrials)	0.0
Consumer Durables & Apparel (Consumer Discretionary)	1.2
Consumer Services (Consumer Discretionary)	1.1
Diversified Financials (Financials)	5.0
Energy (Energy)	11.7
Food & Staples Retailing (Consumer Staples)	0.3
Food, Beverage & Tobacco (Consumer Staples)	6.8
Health Care Equipment & Services (Health Care)	2.9
Household & Personal Products (Consumer Staples)	0.4
Insurance (Financials)	3.0
Materials (Materials)	8.1
Media (Consumer Discretionary)	1.2
Other Investment Pools and Funds (Financials)	0.2
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.5
Real Estate (Financials)	0.7
Retailing (Consumer Discretionary)	5.4
Semiconductors & Semiconductor Equipment (Information Technology)	1.1
Software & Services (Information Technology)	6.8
Technology Hardware & Equipment (Information Technology)	5.3
Telecommunication Services (Services)	4.9
Transportation (Industrials)	2.8
Utilities (Utilities)	4.6
Short-Term Investments	0.8
Other Assets and Liabilities	0.4

Total	100.0%

3

Diversification by Country
as of October 31, 2009

Percentage of
Country	Net Assets
Australia	1.1%
Austria	0.3
Belgium	0.5
Brazil	3.9
Canada	4.5
China	2.7
Denmark	0.6
France	3.6
Germany	2.6
Greece	0.0
Hong Kong	2.7
India	1.6
Indonesia	0.1
Ireland	0.4
Israel	0.9
Italy	0.8
Japan	3.8
Jersey	0.1
Luxembourg	0.5
Malaysia	0.0
Netherlands	0.9
Norway	1.1
Panama	0.1
Philippines	0.0
Russia	1.4
Singapore	0.6
South Africa	0.5
South Korea	0.1
Spain	1.1
Sweden	0.2
Switzerland	3.1
Taiwan	0.9
Thailand	0.7
Turkey	0.3
United Kingdom	9.6
United States	47.5
Short-Term Investments	0.8
Other Assets and Liabilities	0.4

Total	100.0%

4

The Hartford Global Equity Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4%
	Australia - 1.1%
17	Aquarius Platinum Ltd. •	$74
1	BHP Billiton Ltd. ADR	66
24	Centamin Egypt Ltd. •	47
2	Newcrest Mining Ltd.	55
61	Pacific Brands Ltd.	71
3	Rio Tinto Ltd.	164
20	Toll Holdings Ltd.	151
6	Woolworths Ltd.	157

		785

	Austria - 0.3%
6	OMV AG	262

	Belgium - 0.5%
54	Fortis	232
4	UCB S.A.	169

		401

	Brazil - 3.7%
3	B2W Companhia Global do Varejo	76
44	Banco do Estado do Rio Grande do Sul S.A.	277
5	BR Malls Participacoes S.A. •	53
25	Brasil Brokers Participacoes	88
5	Brasil Telecom S.A. ADR	138
2	Cetip S.A. - Balcao Organizado	15
2	Cia Brasileira de Meios de Pagamentos	15
3	CIA Saneamento Minas Gerais	60
31	Companhia Energetica de Minas Gerais ADR	482
9	Cosan Ltd. •	63
1	EDP - Energias do Brasil S.A.	21
6	Hypermarcas S.A. •	116
42	Itau Unibanco Banco Multiplo S.A. ADR	804
3	Multiplan Empreendimentos Imobiliarios S.A.	48
20	PDG Realty S.A.	169
2	Petroleo Brasileiro S.A. ADR	97
4	Tele Norte Leste Participacoes S.A. ADR	70
14	Tivit Terceirizacao De Tecno •	106
8	Tractebel Energia S.A.	99
11	Vale S.A. - SP ADR	273

		3,070

	Canada - 4.5%
1	Agrium, Inc.	26
15	Bank of Nova Scotia	642
6	Barrick Gold Corp.	231
7	Canadian Natural Resources Ltd. ADR	430
3	Canadian Oil SandsTrust	88
6	Cott Corp. •	43
2	EnCana Corp. ADR	112
9	Exeter Resource Corp.	46
1	Husky Energy, Inc.	24
7	Ivanhoe Mines Ltd. •	80
7	National Bank of Canada	339
2	Potash Corp. of Saskatchewan, Inc.	161
1	Potash Corp. of Saskatchewan, Inc. ADR	52
8	Sino Forest Corp. •	110
6	Suncor Energy, Inc.	184
7	Teck Cominco Ltd. Class B	209
11	Toronto-Dominion Bank ADR	644
26	Uranium Participation Corp. •	162

		3,583

	China - 2.7%
1	Baidu, Inc. ADR •	320
63	China Dongxiang Group Co.	39
90	China Shenhua Energy Co., Ltd.	403
70	Golden Eagle Retail Group Ltd.	120
59	Jiangsu Express Co., Ltd.	52
2	Longtop Financial Technologies Ltd. •	53
49	New World Department Store China	44
121	Parkson Retail Group Ltd.	196
1	Perfect World Co., Ltd. ADR •	46
3	PetroChina Co., Ltd. ADR	375
2	Shanda Interactive Entertainment Ltd. ADR •	95
1	Sohu.com, Inc. •	47
10	Tencent Holdings Ltd.	179
22	Tingyi Holding Corp.	49
1	Zhongpin, Inc. •	16

		2,034

	Denmark - 0.6%
1	Carlsberg A/S Class B	48
8	DSV A/S	125
2	Gronlandsbanken	121
1	H. Lundbeck A/S	22
–	Ringkjoebing Landbobank	35

		351

	France - 3.6%
1	Accor S.A.	27
3	BNP Paribas	232
1	Electricite de France	62
7	France Telecom S.A.	162
5	Gaz de France	200
5	Groupe Danone	325
1	Ipsen	41
4	Michelin (C.G.D.E.) Class B	307
4	Peugeot S.A.	142
2	Pinault-Printemps-Redoute S.A.	187
18	Rhodia S.A.	266
2	Safran S.A.	25
1	Sanofi-Aventis S.A.	103
2	Sanofi-Aventis S.A. ADR	76
3	Societe Generale Class A	208
3	Total S.A. ADR	153
1	Unibail-Rodamco SE	162
2	Vinci S.A.	94
3	Vivendi S.A.	85

		2,857

	Germany - 2.6%
7	BASF SE	358
2	Daimler AG	83
6	Deutsche Boerse AG	476
9	Deutsche Telekom AG	118
12	E.On AG	441
1	HeidelbergCement AG	60
1	Hochtief AG	63
1	SAP AG	30
4	Siemens AG	390

		2,019

	Greece - 0.0%
2	Tsakos Energy Navigation Ltd.	33

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Equity Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4% - (continued)
	Hong Kong - 2.7%
45	AMVIG Holdings Ltd.	$19
125	Anta Sports Products Ltd.	151
14	ASM Pacific Technology	105
65	BOC Hong Kong Holdings Ltd.	149
69	China Mengniu Dairy Co.	193
10	China Resources Power Holdings Co., Ltd.	21
44	China Shanshui Cement Group	32
74	China State Construction International Holdings Ltd.	30
25	China Yurun Food Group Ltd.	52
60	CNPC Hong Kong Ltd.	63
289	Dah Sing Banking Group Ltd.	401
60	Daphne International Holdings Ltd.	45
15	Esprit Holdings Ltd.	96
139	Galaxy Entertainment Group Ltd. •	59
4	Hengan International Group Co., Ltd.	26
502	Huabao International Holdings Ltd.	479
1	Lilang China Co., Ltd. •	—
7	Orient Overseas International Ltd.	32
16	Peace Mark Holdings Ltd. ⌂•†	—
28	Ports Design Ltd.	74
61	Want Want China Holdings Ltd.	36
48	Xinao Gas Holdings Ltd.	103
89	Xtep International Holdings Ltd.	42

		2,208

	India - 1.6%
7	Bank of Baroda	70
8	Bank of India	55
7	Corp. Bank	67
28	Dabur India Ltd.	88
2	HDFC Bank Ltd. ADR	238
25	Indian Overseas Bank	53
22	Marico Ltd.	44
14	Oriental Bank of Commerce	69
3	Reliance Industries Ltd.	112
2	Reliance Industries Ltd. GDR ■	197
1	State Bank of India	66
13	Union Bank of India	72

		1,131

	Indonesia - 0.1%
3	P.T. Telekomunikasi Indonesia ADR	115

	Ireland - 0.4%
3	CRH plc	72
36	Elan Corp. plc ADR •	195
2	Ryanair Holdings plc ADR •	63

		330

	Israel - 0.9%
2	Cellcom Israel Ltd.	53
6	Partner Communications Co., Ltd. ADR	108
11	Teva Pharmaceutical Industries Ltd. ADR	573

		734

	Italy - 0.8%
10	Enel S.p.A.	60
2	Eni S.p.A. ADR	110
13	Snam Rete Gas S.p.A.	64
311	Telecom Italia S.p.A.	343

		577

	Japan - 3.8%
11	Asahi Kasei Corp.	54
1	Astellas Pharma, Inc.	43
13	Daiichi Sankyo Co., Ltd.	262
12	Eisai Co., Ltd.	419
35	Hino Motors Ltd.	129
19	Honda Motor Co., Ltd.	585
–	Japan Tobacco, Inc.	31
6	Mitsubishi Estate Co., Ltd.	92
72	Mitsubishi UFJ Financial Group, Inc.	382
–	Osaka Securities Exchange Co., Ltd.	192
6	Shin-Etsu Chemical Co., Ltd.	314
8	Shionogi & Co., Ltd.	175
30	Showa Denko K.K.	58
–	SMC Corp.	14
19	Tokyo Gas Co., Ltd.	75
2	Yamada Denki Co., Ltd.	132

		2,957

	Jersey - 0.1%
2	Randgold Resources Ltd. ADR	107

	Luxembourg - 0.5%
5	Millicom International Cellular S.A. •	310
3	SES Global S.A.	60

		370

	Malaysia - 0.0%
26	PLUS Expressways Berhad	25
13	Tenaga Nasional Bhd	33

		58

	Netherlands - 0.9%
5	Heineken N.V.	237
4	Qiagen N.V. •	77
3	SBM Offshore N.V.	48
3	TNT N.V.	91
8	Unilever N.V. CVA	238

		691

	Norway - 1.1%
51	DNB Nor ASA	582
31	Marine Harvest •	22
16	Sparebanken Midt-Norge	144
9	Telenor ASA	115

		863

	Panama - 0.1%
5	Banco Latinoamericano de Exportaciones S.A. ADR Class E	72

	Philippines - 0.0%
386	Metro Pacific Investments Corp. •	27

	Russia - 1.4%
10	Mobile Telesystems OJSC ADR	450
18	OAO Gazprom Class S ADR	444
7	Vimpel-Communications ADR	133

		1,027

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4% - (continued)
	Singapore - 0.6%
22	Ezra Holdings Ltd.	$29
30	Neptune Orient Lines Ltd.	33
20	Olam International Ltd.	39
59	Oversea-Chinese Banking Corp., Ltd.	320

		421

	South Africa - 0.5%
1	Anglo American Platinum Co., Ltd.	84
19	MTN Group Ltd.	277

		361

	South Korea - 0.1%
–	Lotte Shopping Co. •	68

	Spain - 1.1%
18	Banco Santander Central Hispano S.A.	282
1	Laboratorios Almiral S.A.	17
3	Red Electrica Corporacion S.A.	166
5	Telefonica S.A.	144
3	Telefonica S.A. ADR	266

		875

	Sweden - 0.2%
1	Assa Abloy Ab	19
12	Lundin Petroleum Ab •	106
2	Swedish Match Ab	40
9	Volvo Ab Class B	84

		249

	Switzerland - 3.1%
9	GAM Holding Ltd.	107
12	Julius Baer Group Ltd.	448
1	Kuehne & Nagel International AG	107
20	Nestle S.A.	950
1	Roche Holding AG	200
–	Synthes, Inc.	28
22	UBS AG	364
1	Zurich Financial Services AG	145

		2,349

	Taiwan - 0.9%
23	Acer, Inc.	54
15	Delta Electronics, Inc.	41
–	Delta Electronics, Inc. GDR §	5
15	Epistar Corp.	44
2	Epistar Corp. ADR ■•	28
5	High Technology Computer Corp.	47
39	Hon Hai Precision Industry Co., Ltd.	151
2	Hon Hai Precision Industry Co., Ltd. GDR §	19
10	MediaTek, Inc.	137
59	Taiwan Semiconductor Manufacturing Co., Ltd.	107

		633

	Thailand - 0.7%
152	Bangkok Bank plc	510

	Turkey - 0.3%
15	Turkcell Iletisim Hizmetleri A.S. ADR	241

	United Kingdom - 9.6%
3	Anglo American plc •	126
4	AstraZeneca plc	197
3	AstraZeneca plc ADR	149
12	BAE Systems plc	63
17	Barclays Bank plc	88
20	Barratt Developments plc	44
26	Barratt Developments plc - Rights	14
42	BG Group plc	726
4	BHP Billiton plc	111
50	BP plc	471
7	BP plc ADR	396
19	British American Tobacco plc	602
4	Cadbury plc	53
4	Croda International plc	50
35	HSBC Holding plc	386
17	Imperial Tobacco Group plc	506
7	International Power plc	30
56	Kingfisher plc	206
39	Marks & Spencer Group plc	217
11	National Grid plc	113
1	Next plc	35
25	PureCircle Ltd.	87
1	Reckitt Benckiser Group plc	44
27	Rexam plc	122
9	Rio Tinto plc	385
18	Rolls-Royce Group plc	134
1	Royal Dutch Shell plc ADR	35
1	Severn Trent plc	14
31	Standard Chartered plc	757
54	Thomas Cook Group plc	182
10	Vedanta Resources plc	336
7	WPP plc	64
26	Xstrata plc	370

		7,113

	United States - 47.3%
1	Abbott Laboratories	56
2	Abercrombie & Fitch Co. Class A	56
10	Accenture plc	376
12	ACE Ltd.	594
4	Adobe Systems, Inc. •	121
3	Aetna, Inc.	83
1	Air Products and Chemicals, Inc.	89
3	Alliance Data Systems Corp. •	141
8	Allstate Corp.	251
8	Altria Group, Inc.	153
2	Amazon.com, Inc. •	285
7	American Eagle Outfitters, Inc.	118
2	American Tower Corp. Class A •	66
11	Ameriprise Financial, Inc.	393
2	Amerisource Bergen Corp.	49
1	AMETEK, Inc.	36
3	Amgen, Inc. •	158
4	Amylin Pharmaceuticals, Inc. •	47
2	Anadarko Petroleum Corp.	100
4	Apollo Group, Inc. Class A •	209
5	Apple, Inc. •	1,003
2	Archer Daniels Midland Co.	71
6	Automatic Data Processing, Inc.	250
–	AutoZone, Inc. •	52
4	Baker Hughes, Inc.	158
–	Ball Corp.	15
1	Bally Technologies, Inc. •	52
29	Bank of America Corp.	427
3	Baxter International, Inc.	151
3	BE Aerospace, Inc. •	47
1	Beckman Coulter, Inc.	75
The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Equity Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4% - (continued)
	United States - 47.3% - (continued)
11	Best Buy Co., Inc.	$422
18	Blockbuster, Inc. Class A •	15
2	BMC Software, Inc. •	76
4	Boeing Co.	204
1	Broadcom Corp. Class A •	29
2	Cabot Oil & Gas Corp.	87
9	Cardinal Health, Inc.	263
3	CareFusion Corp. •	62
1	Carlisle Cos., Inc.	19
1	Caterpillar, Inc.	80
1	Celanese Corp.	23
1	Cental Euro Distribution Corp. •	40
2	CenturyTel, Inc.	49
1	Cephalon, Inc. •	71
2	Chesapeake Energy Corp.	58
3	Chevron Corp.	204
4	China Natural Gas •	42
27	Cisco Systems, Inc. •	615
52	Citizens Republic Bancorp, Inc. •	32
3	CMS Energy Corp.	39
4	Coach, Inc.	127
2	Coca-Cola Enterprises, Inc.	42
5	Comcast Corp. Class A	72
4	ConocoPhillips Holding Co.	178
2	Consol Energy, Inc.	84
7	Constellation Brands, Inc. Class A •	111
1	Con-way, Inc.	38
1	Cooper Industries plc Class A	27
45	Covenant Transport •	225
1	Coventry Health Care, Inc. •	24
9	Covidien plc	378
5	Crexus Investment Corp. •	65
3	Crown Castle International Corp. •	90
4	Cytec Industries, Inc.	128
2	Danaher Corp.	163
2	Dell, Inc. •	33
5	Devon Energy Corp.	292
1	DirecTV Group, Inc. •	29
8	Discover Financial Services, Inc.	113
1	Discovery Communications, Inc. •	23
1	Dover Corp.	23
3	Dow Chemical Co.	76
12	Dr. Pepper Snapple Group •	339
2	DreamWorks Animation SKG, Inc. •	55
1	Eclipsys Corp. •	10
12	Eli Lilly & Co.	413
4	EOG Resources, Inc.	326
2	EQT Corp.	99
1	Equinix, Inc. •	69
2	Everest Re Group Ltd.	175
8	Exelon Corp.	376
13	Exxon Mobil Corp.	912
5	FedEx Corp.	329
–	Fluor Corp.	17
4	FMC Corp.	208
29	Ford Motor Co. •	205
7	Forest City Enterprises, Inc. Class A	57
4	Forest Laboratories, Inc. •	124
7	Fortune Brands, Inc.	270
4	Forward Air Corp.	89
2	FPL Group, Inc.	74
1	Franklin Resources, Inc.	83
1	Freeport-McMoRan Copper & Gold, Inc.	44
2	Frontline Ltd.	48
3	GameStop Corp. Class A •	78
28	Gap, Inc.	595
3	General Dynamics Corp.	200
23	General Electric Co.	323
1	General Mills, Inc.	72
2	Genesee & Wyoming, Inc. Class A •	70
1	Genzyme Corp. •	69
2	Gilead Sciences, Inc. •	104
4	Goldman Sachs Group, Inc.	617
1	Google, Inc. •	593
3	Halliburton Co.	93
2	Health Net, Inc. •	25
1	Herbalife Ltd.	29
7	Hess Corp.	402
16	Hewlett-Packard Co.	745
2	Hospira, Inc. •	74
3	Hub Group, Inc. •	86
1	IBM Corp.	142
1	IDEX Corp.	20
5	Illinois Tool Works, Inc.	207
3	Ingersoll-Rand plc	105
4	Invesco Ltd.	93
10	J.B. Hunt Transport Services, Inc.	313
3	Johnson & Johnson	151
2	Johnson Controls, Inc.	41
2	Juniper Networks, Inc. •	57
1	Kellogg Co.	74
2	King Pharmaceuticals, Inc. •	21
2	Kohl’s Corp. •	136
9	Leap Wireless International, Inc. •	124
1	Lockheed Martin Corp.	88
2	Lorillard, Inc.	122
10	Macy’s, Inc.	176
4	Marathon Oil Corp.	123
5	Marsh & McLennan Cos., Inc.	117
–	Martin Marietta Materials, Inc.	41
–	Marvel Entertainment, Inc. •	12
13	Maxim Integrated Products, Inc.	219
2	McAfee, Inc. •	74
4	McDonald’s Corp.	205
3	McGraw-Hill Cos., Inc.	79
5	McKesson Corp.	308
3	Medicines Co. •	23
8	Medtronic, Inc.	278
21	Merck & Co., Inc.	659
2	MetroPCS Communications, Inc. •	15
32	Microsoft Corp.	891
1	Mistras Group, Inc. •	13
6	Mosaic Co.	300
15	Motorola, Inc.	124
3	Mylan, Inc. •	46
6	N.V. Energy, Inc.	64
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4% - (continued)
	United States - 47.3% - (continued)
18	Nasdaq OMX Group, Inc. •	$329
1	National Oilwell Varco, Inc. •	52
2	NetApp, Inc. •	62
4	Netease.com, Inc. •	147
1	New Oriental Education & Technology Group, Inc. ADR •	75
6	NII Holdings, Inc. Class B •	169
2	Noble Energy, Inc.	117
10	Northeast Utilities	224
1	Northrop Grumman Corp.	64
2	Occidental Petroleum Corp.	189
1	OGE Energy Corp.	29
22	Omega Navigation Enterprises	74
27	Oracle Corp.	569
1	OSI Pharmaceuticals, Inc. •	37
2	Overseas Shipholding Group, Inc.	70
1	PAREXEL International Corp. •	17
3	Parker-Hannifin Corp.	163
3	Peabody Energy Corp.	119
1	Penn National Gaming, Inc. •	33
4	Pentair, Inc.	131
4	PepsiCo, Inc.	243
49	Pfizer, Inc.	840
4	PG&E Corp.	172
7	Philip Morris International, Inc.	336
1	Pinnacle West Capital Corp.	44
5	Platinum Underwriters Holdings Ltd.	161
1	PNC Financial Services Group, Inc.	33
60	Popular, Inc.	130
2	Praxair, Inc.	120
5	QLogic Corp. •	86
11	Qualcomm, Inc.	471
1	Questar Corp.	53
2	Regeneron Pharmaceuticals, Inc. •	34
1	Rigel Pharmaceuticals, Inc. •	4
2	Rockwell Automation, Inc.	94
1	Rockwood Holdings, Inc. •	28
2	Ross Stores, Inc.	90
–	SBA Communications Corp. •	10
4	Schlumberger Ltd.	235
–	Scripps Networks Interactive Class A	12
25	Seagate Technology	347
1	Sempra Energy	64
2	Sherwin-Williams Co.	116
5	Smithfield Foods, Inc. •	67
23	Solutia, Inc. •	249
1	Sonoco Products Co.	16
3	St. Jude Medical, Inc. •	96
11	Staples, Inc.	237
–	Strayer Education, Inc.	25
2	Sunpower Corp. •	55
4	Target Corp.	192
2	Teekay Tankers Ltd.	13
1	Teledyne Technologies, Inc. •	48
8	Tellabs, Inc. •	50
3	Texas Instruments, Inc.	69
2	Thermo Fisher Scientific, Inc. •	82
2	THQ, Inc. •	11
1	Time Warner Cable, Inc.	55
3	Time Warner, Inc.	92
3	TiVo, Inc. •	32
2	TJX Cos., Inc.	81
6	Transatlantic Holdings, Inc.	283
1	Transocean, Inc. •	57
8	TriQuint Semiconductor, Inc. •	46
7	TW Telecom, Inc. •	84
1	Ultra Petroleum Corp. •	48
3	UniSource Energy Corp.	80
5	United Parcel Service, Inc. Class B	281
4	United Technologies Corp.	249
12	UnitedHealth Group, Inc.	314
17	Unum Group	348
6	Valero Energy Corp.	101
2	Vertex Pharmaceuticals, Inc. •	58
3	Visa, Inc.	200
–	Vitamin Shoppe, Inc.	2
1	Walgreen Co.	27
10	Walt Disney Co.	263
57	Washington Mutual, Inc. Private Placement ⌂•†	7
1	Watson Pharmaceuticals, Inc. •	42
2	Weatherford International Ltd. •	40
1	Wellpoint, Inc. •	39
18	Wells Fargo & Co.	498
30	Western Union Co.	548
2	Williams Cos., Inc.	29
4	Xcel Energy, Inc.	71
4	Xilinx, Inc.	86
1	XTO Energy, Inc.	31
15	Yahoo!, Inc. •	239

		36,345

	Total common stocks (cost $71,799)	$75,827

PREFERRED STOCKS - 0.2%
	Brazil - 0.2%
3	Banco Itau Holding	$55
3	Telemar Norte Leste S.A.	96

		151

	Total preferred stocks (cost $135)	$151

WARRANTS - 0.0%
	United States - 0.0%
7	Washington Mutual, Inc. Private Placement ⌂•†	$—

	Total warrants (cost $–)	$—

EXCHANGE TRADED FUNDS - 0.2%
	United States - 0.2%
6	Industrial Select Sector SPDR Fund	$157
1	iShares Goldman Sachs Tech I Index Fund	44

	Total exchange traded funds (cost $199)	$201

	Total long-term investments (cost $72,133)	$76,179

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Equity Fund
Schedule of Investments — (continued) October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.8%
	Repurchase Agreements - 0.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $23, collateralized by GNMA 5.00%, 2039, value of $24)
$23	0.08%, 10/30/2009		$23

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $137, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $140)

137	0.08%, 10/30/2009		137
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $153, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $156)
153	0.08%, 10/30/2009		153
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $2, collateralized by U.S. Treasury Note 2.75%, 2013, value of $2)
2	0.05%, 10/30/2009		2
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $264, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $270)
264	0.07%, 10/30/2009		264

			579

	Total short-term investments (cost $579)		$579

	Total investments (cost $72,712)▲	99.6%	$76,758
	Other assets and liabilities	0.4%	323

	Total net assets	100 .0%	$77,081

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 51.3% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $75,206 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,060
Unrealized Depreciation	(5,508)

Net Unrealized Appreciation	$1,552

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2009, was $7, which represents 0.01% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $225, which represents 0.29% of total net assets.

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2009, the market value of these securities amounted to $24 or 0.03% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

02/2008 - 05/2008	16	Peace Mark Holdings Ltd.	$17
04/2008	7	Washington Mutual, Inc. Private Placement Warrants	–
04/2008	57	Washington Mutual, Inc. Private Placement	500
The aggregate value of these securities at October 31, 2009 was $7 which represents 0.01% of total net assets.
The accompanying notes are an integral part of these financial statements.

10

Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Sell)	$69	$69	11/02/09	$—
British Pound (Sell)	9	9	11/03/09	—
British Pound (Sell)	94	94	11/04/09	—
Canadian Dollar (Sell)	36	36	11/04/09	—
Danish Krone (Sell)	1	1	11/02/09	—
Euro (Buy)	34	34	11/02/09	—
Euro (Sell)	8	8	11/02/09	—
Euro (Buy)	35	35	11/03/09	—
Euro (Sell)	23	23	11/02/09	—
Euro (Sell)	155	156	11/03/09	1
Hong Kong Dollar (Buy)	80	80	11/03/09	—
Hong Kong Dollar (Sell)	11	11	11/03/09	—
Japanese Yen (Buy)	22	22	11/05/09	—
Norwegian Krone (Buy)	4	4	11/03/09	—
Norwegian Krone (Sell)	1	1	11/02/09	—
Singapore Dollar (Buy)	49	49	11/04/09	—
South African Rand (Buy)	5	5	11/05/09	—
Swiss Franc (Sell)	20	20	11/02/09	—
Swiss Franc (Sell)	22	22	11/03/09	—

				$1

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Equity Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$1,363	$246	$1,117	$—
Banks	8,765	3,709	5,049	7
Capital Goods	3,408	2,363	1,045	—
Commercial & Professional Services	13	13	—	—
Consumer Durables & Apparel	975	580	395	—
Consumer Services	867	599	268	—
Diversified Financials	3,846	2,680	1,166	—
Energy	9,064	6,844	2,220	—
Food & Staples Retailing	223	27	196	—
Food, Beverage & Tobacco	5,261	1,792	3,469	—
Health Care Equipment & Services	2,257	2,229	28	—
Household & Personal Products	347	145	202	—
Insurance	2,306	1,929	377	—
Materials	6,334	2,745	3,589	—
Media	901	692	209	—
Pharmaceuticals, Biotechnology & Life Sciences	5,774	4,049	1,725	—
Real Estate	565	311	254	—
Retailing	4,099	2,727	1,372	—
Semiconductors & Semiconductor Equipment	870	477	393	—
Software & Services	5,228	5,019	209	—
Technology Hardware & Equipment	4,052	3,759	293	—
Telecommunication Services	3,650	2,491	1,159	—
Transportation	2,184	1,568	616	—
Utilities	3,475	2,093	1,382	—

Total	75,827	49,087	26,733	7

Exchange Traded Funds	201	201	—	—
Preferred Stocks ‡	151	151	—	—
Warrants ‡	—	—	—	—
Short-Term Investments	579	—	579	—

Total	$76,758	$49,439	$27,312	$7

Other Financial Instruments *	$1	$—	$1	$—

Liabilities:
Other Financial Instruments *	$—	$—	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of		Change in		Balance as of
	October 31,	Realized Gain	Unrealized		October 31,
	2008	(Loss)	Depreciation	Net Purchases	2009

Assets:
Common Stock	$—	$(1)	$(491)*	$499	$7

Total	$—	$(1)	$(491)	$499	$7

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $(493).
The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Equity Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $72,712)	$76,758
Cash	120
Foreign currency on deposit with custodian (cost $77)	80
Unrealized appreciation on forward foreign currency contracts	1
Receivables:
Investment securities sold	1,191
Fund shares sold	33
Dividends and interest	230
Other assets	114

Total assets	78,527

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—
Payables:
Investment securities purchased	1,135
Fund shares redeemed	231
Investment management fees	12
Distribution fees	6
Accrued expenses	62

Total liabilities	1,446

Net assets	$77,081

Summary of Net Assets:
Capital stock and paid-in-capital	103,745
Accumulated undistributed net investment income	47
Accumulated net realized loss on investments and foreign currency transactions	(30,761)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	4,050

Net assets	$77,081

Shares authorized	850,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.01/$8.48

Shares outstanding	5,935

Net assets	$47,527

Class B: Net asset value per share	$7.97

Shares outstanding	1,125

Net assets	$8,964

Class C: Net asset value per share	$7.97

Shares outstanding	1,794

Net assets	$14,297

Class I: Net asset value per share	$8.02

Shares outstanding	40

Net assets	$317

Class R3: Net asset value per share	$8.00

Shares outstanding	31

Net assets	$248

Class R4: Net asset value per share	$8.01

Shares outstanding	30

Net assets	$243

Class R5: Net asset value per share	$8.02

Shares outstanding	30

Net assets	$244

Class Y: Net asset value per share	$8.01

Shares outstanding	654

Net assets	$5,241

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Equity Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$546
Interest	3
Less: Foreign tax withheld	(38)

Total investment income	511

Expenses:
Investment management fees	251
Administrative services fees	1
Transfer agent fees	59
Distribution fees
Class A	49
Class B	18
Class C	29
Class R3	1
Class R4	1
Custodian fees	40
Accounting services fees	4
Registration and filing fees	110
Board of Directors’ fees	2
Audit fees	8
Other expenses	22

Total expenses (before waivers and fees paid indirectly)	595
Expense waivers	(130)
Transfer agent fee waivers	(3)
Commission recapture	(1)
Custodian fee offset	—

Total waivers and fees paid indirectly	(134)

Total expenses, net	461

Net Investment Income	50

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(911)
Net realized loss on futures	(372)
Net realized gain on forward foreign currency contracts	42
Net realized loss on other foreign currency transactions	(19)

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,260)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	5,494
Net unrealized depreciation of futures	(4)
Net unrealized depreciation of forward foreign currency contracts	(2)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	4

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	5,492

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	4,232

Net Increase in Net Assets Resulting from Operations	$4,282

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Equity Fund
Statement of Changes in Net Assets
(000’s Omitted)

		For the Period
		February 29,
	For the	2008*
	Year Ended	through
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$50	$99
Net realized loss on investments, other financial instruments and foreign currency transactions	(1,260)	(1,314)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	5,492	(6,249)

Net Increase (Decrease) In Net Assets Resulting From Operations	4,282	(7,464)

Distributions to Shareholders:
From net investment income
Class A	(131)	—
Class B	(1)	—
Class C	(1)	—
Class I	(2)	—
Class R3	(1)	—
Class R4	(2)	—
Class R5	(2)	—
Class Y	(3)	—

Total distributions	(143)	—

Capital Share Transactions:
Class A	31,553 †	19,466
Class B	8,540 ‡	331
Class C	13,780 §	341
Class I	77	304
Class R3	7	300
Class R4	2	300
Class R5	2	300
Class Y	4,803 **	300

Net increase from capital share transactions	58,764	21,642

Net Increase In Net Assets	62,903	14,178
Net Assets:
Beginning of period	14,178	—

End of period	$77,081	$14,178

Accumulated undistributed (distribution in excess of) net investment income (loss)	$47	$119

*	Commencement of operations.

†	Includes merger activity in the amount of $46,042.

‡	Includes merger activity in the amount of $9,186.

§	Includes merger activity in the amount of $14,610.

**	Includes merger activity in the amount of $3,478.
The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Equity Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Global Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

16

significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market

17

The Hartford Global Equity Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the

18

counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

g)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

j)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

k)	Prepayment Risks — Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for

19

The Hartford Global Equity Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. The potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1	Unrealized depreciation on forward foreign currency contracts	$—
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$42	$—	$42
Equity contracts	—	—	(372)	—	—	(372)

Total	$—	$—	$(372)	$42	$—	$(330)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(2)	—	$(2)
Equity contracts	—	—	(4)	—	—	(4)

Total	$—	$—	$(4)	$(2)	$—	$(6)

n)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future

20

date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. As of October 31, 2009, there were no outstanding futures contracts.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. As of October 31, 2009, there were no outstanding purchased or written option contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

21

The Hartford Global Equity Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$143
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$62
Accumulated Capital Losses *	(28,282)
Unrealized Appreciation †	1,556

Total Accumulated Deficit	$(26,664)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase accumulated undistributed net investment income by $21, increase accumulated net realized gain on investments by $54,856, and decrease paid-in-capital by $54,877.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$13,365
2016	11,020
2017	3,897

Total	$28,282

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2009, the Fund had $49,744 in expired capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

22

5.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee	Average Daily Net Assets	Annual Fee*
On first $500 million	0.9500%	On first $500 million	0.9000%
On next $500 million	0.9000%	On next $500 million	0.8750%
On next $4 billion	0.8500%	On next $4 billion	0.8500%
On next $5 billion	0.8475%	On next $5 billion	0.8475%
Over $10 billion	0.8450%	Over $10 billion	0.8450%

*	As of November 1, 2009, HIFSCO agreed to permanently reduce its contractual management fees in the first two breakpoints by 0.05% and 0.025% of average daily net assets, respectively. The new schedule is shown above.
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.65%	2.40%	2.40%	1.40%	1.90%	1.65%	1.40%	1.30%
Effective November 1, 2009, HIFSCO has agreed to revise the voluntary limit (which is the permanent expense limitation) on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.50%	2.25%	2.25%	1.25%	1.75%	1.50%	1.25%	1.15%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

23

The Hartford Global Equity Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended
	October 31,	October 31,
	2009	2008
Class A Shares	1.58%	1.56	%*
Class B Shares	2.24	2.33	*
Class C Shares	2.38	2.34	*
Class I Shares	1.31	1.31	*
Class R3 Shares	1.89	1.90	*
Class R4 Shares	1.64	1.65	*
Class R5 Shares	1.39	1.40	*
Class Y Shares	1.29	1.30	*

*	From February 29, 2008 (commencement of operations), through October 31, 2008.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $27 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $2. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $66 for providing such services. These fees are accrued daily and paid monthly.

24

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
6.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class I	30
Class R3	30
Class R4	30
Class R5	30
7.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$136,618
Sales Proceeds Excluding U.S. Government Obligations	83,569
8.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the period February 29, 2008 (commencement of operations) through October 31, 2008:

	For the Year Ended October 31, 2009					For the Period Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	404	22	(2,271)	5,833	3,988	1,961	—	(14)	—	1,947
Amount	$2,934	$130	$(17,553)	$46,042	$31,553	$19,595	$—	$(129)	$—	$19,466
Class B
Shares	38	—	(116)	1,169	1,091	34	—	—	—	34
Amount	$278	$1	$(925)	$9,186	$8,540	$331	$—	$—	$—	$331
Class C
Shares	74	—	(173)	1,858	1,759	35	—	—	—	35
Amount	$536	$1	$(1,367)	$14,610	$13,780	$341	$—	$—	$—	$341
Class I
Shares	10	—	—	—	10	31	—	(1)	—	30
Amount	$74	$3	$—	$—	$77	$311	$—	$(7)	$—	$304
Class R3
Shares	1	—	—	—	1	30	—	—	—	30
Amount	$6	$1	$—	$—	$7	$300	$—	$—	$—	$300
Class R4
Shares	—	—	—	—	—	30	—	—	—	30
Amount	$—	$2	$—	$—	$2	$300	$—	$—	$—	$300
Class R5
Shares	—	—	—	—	—	30	—	—	—	30
Amount	$—	$2	$—	$—	$2	$300	$—	$—	$—	$300
Class Y
Shares	439	1	(257)	441	624	30	—	—	—	30
Amount	$3,253	$2	$(1,930)	$3,478	$4,803	$300	$—	$—	$—	$300

25

The Hartford Global Equity Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	17	$141
For the Year Ended October 31, 2008	—	$—
9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

10.	Fund Mergers

Reorganization of certain series of The Hartford Mutual Funds, Inc. — At a special meeting of shareholders held on August 4, 2009, shareholders of The Hartford Global Communications Fund (“Target Fund #1”), The Hartford Global Financial Services Fund (“Target Fund #2”) and The Hartford Global Technology Fund (“Target Fund #3”) each approved a proposed Plan of Reorganization providing for the acquisition of all of the assets and liabilities of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund by The Hartford Global Equity Fund (“Acquiring Fund”).

Under the terms of the Plan of Reorganization, and pursuant to the approval by shareholders of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund, the assets were acquired by The Hartford Global Equity Fund on August 28, 2009. The Hartford Global Equity Fund acquired the assets of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund in exchange for shares in The Hartford Global Equity Fund, which were distributed pro rata to The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund to shareholders on August 28, 2009, in complete liquidation of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund.

The mergers were accomplished by tax free exchanges as detailed below:

							Acquiring	Net assets of	Net assets of
							Fund shares	Acquiring	Acquiring
	Net assets of	Net assets of	Net assets of		Target	Target	issued to the	Fund	Fund
	Target Fund	Target Fund	Target Fund	Target Fund	Fund #2	Fund #3	Target	immediately	immediately
	#1 on	#2 on	#3 on	#1 shares	shares	shares	Funds’	before	after
	Merger Date	Merger Date	Merger Date	exchanged	exchanged	exchanged	shareholders	merger	merger
Class A	$12,078	$12,365	$21,599	2,097	1,490	4,342	5,833	$17,289	$63,331
Class B	2,450	2,044	4,692	441	251	1,005	1,169	434	9,620
Class C	3,067	3,659	7,884	550	451	1,710	1,858	594	15,204
Class I	N/A	N/A	N/A	N/A	N/A	N/A	N/A	242	242
Class R3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	244	244
Class R4	N/A	N/A	N/A	N/A	N/A	N/A	N/A	239	239
Class R5	N/A	N/A	N/A	N/A	N/A	N/A	N/A	240	240
Class Y	489	1,734	1,255	84	207	245	441	1,472	4,950

Total	$18,084	$19,802	$35,430	3,172	2,399	7,302	9,301	$20,754	$94,070

26

The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of August 28, 2009.

	Unrealized Appreciation	Accumulated Net
Fund	(Depreciation)	Realized Gains (Losses)	Capital Stock
Target Fund #1	$(3,763)	$(7,605)	$29,452
Target Fund #2	$2,248	$(15,559)	$33,113
Target Fund #3	$6,322	$(59,889)	$88,997
11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Subsequent Events:

Effective December 11, 2009, the Fund’s name was changed to The Hartford Global Research Fund.

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

27

The Hartford Global Equity Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$6.55	$0.03	$—	$1.50	$1.53	$(0.07)	$—	$—	$(0.07)	$1.46	$8.01
B	6.51	(0.05)	—	1.53	1.48	(0.02)	—	—	(0.02)	1.46	7.97
C	6.51	(0.06)	—	1.54	1.48	(0.02)	—	—	(0.02)	1.46	7.97
I	6.56	0.07	—	1.47	1.54	(0.08)	—	—	(0.08)	1.46	8.02
R3	6.53	0.03	—	1.48	1.51	(0.04)	—	—	(0.04)	1.47	8.00
R4	6.54	0.04	—	1.49	1.53	(0.06)	—	—	(0.06)	1.47	8.01
R5	6.55	0.07	—	1.48	1.55	(0.08)	—	—	(0.08)	1.47	8.02
Y	6.56	0.02	—	1.52	1.54	(0.09)	—	—	(0.09)	1.45	8.01

From (commencement of operations) February 29, 2008, through October 31, 2008
A(g)	10.00	0.05	—	(3.50)	(3.45)	—	—	—	—	(3.45)	6.55
B(g)	10.00	—	—	(3.49)	(3.49)	—	—	—	—	(3.49)	6.51
C(g)	10.00	—	—	(3.49)	(3.49)	—	—	—	—	(3.49)	6.51
I(g)	10.00	0.07	—	(3.51)	(3.44)	—	—	—	—	(3.44)	6.56
R3(g)	10.00	0.03	—	(3.50)	(3.47)	—	—	—	—	(3.47)	6.53
R4(g)	10.00	0.04	—	(3.50)	(3.46)	—	—	—	—	(3.46)	6.54
R5(g)	10.00	0.06	—	(3.51)	(3.45)	—	—	—	—	(3.45)	6.55
Y(g)	10.00	0.07	—	(3.51)	(3.44)	—	—	—	—	(3.44)	6.56

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	During the year ended October 31, 2009, The Hartford Global Equity Fund incurred $50.9 million in sales associated with the transition of assets from The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund, which merged into The Fund on August 28, 2009. These sales are excluded from the portfolio turnover calculation.

(g)	Commenced operations on February 29, 2008.

(h)	Not annualized.

(i)	Annualized.

28

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

23.65%	$47,527	2.19%		1.59%		1.59%		0.44%		217	%(f)
22.89	8,964	2.83		2.24		2.24		(0.82)		—
22.91	14,297	2.67		2.39		2.39		(0.99)		—
23.97	317	1.91		1.32		1.32		1.00		—
23.36	248	2.62		1.90		1.90		0.52		—
23.70	243	2.31		1.65		1.65		0.78		—
24.05	244	2.01		1.40		1.40		1.03		—
23.85	5,241	1.51		1.30		1.30		0.26		—

(34.50) (h)	12,746	1.92	(i)	1.56	(i)	1.56	(i)	0.78	(i)	56
(34.90) (h)	223	2.70	(i)	2.34	(i)	2.34	(i)	0.03	(i)	—
(34.90) (h)	225	2.71	(i)	2.34	(i)	2.34	(i)	0.02	(i)	—
(34.40) (h)	199	1.67	(i)	1.31	(i)	1.31	(i)	1.06	(i)	—
(34.70) (h)	196	2.36	(i)	1.90	(i)	1.90	(i)	0.47	(i)	—
(34.60) (h)	196	2.06	(i)	1.65	(i)	1.65	(i)	0.72	(i)	—
(34.50) (h)	196	1.76	(i)	1.40	(i)	1.40	(i)	0.97	(i)	—
(34.40) (h)	197	1.66	(i)	1.30	(i)	1.30	(i)	1.07	(i)	—

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Equity Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Equity Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

30

The Hartford Global Equity Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

The Hartford Global Equity Fund
Directors and Officers (Unaudited) — (continued)
     Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

32

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Global Equity Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	85.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
The Fund intends to make an election under the Internal Revenue Code Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $36.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.066	N/A	N/A	0.066
Class B	0.023	N/A	N/A	0.023
Class C	0.024	N/A	N/A	0.024
Class I	0.084	N/A	N/A	0.084
Class R3	0.041	N/A	N/A	0.041
Class R4	0.060	N/A	N/A	0.060
Class R5	0.078	N/A	N/A	0.078
Class Y	0.085	N/A	N/A	0.085
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

34

The Hartford Global Equity Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,259.40	$9.57	$1,000.00	$1,016.74	$8.54	1.68%	184	365
Class B	$1,000.00	$1,255.10	$12.68	$1,000.00	$1,013.96	$11.32	2.23	184	365
Class C	$1,000.00	$1,255.10	$13.59	$1,000.00	$1,013.16	$12.13	2.39	184	365
Class I	$1,000.00	$1,261.00	$8.38	$1,000.00	$1,017.80	$7.48	1.47	184	365
Class R3	$1,000.00	$1,257.90	$10.81	$1,000.00	$1,015.63	$9.65	1.90	184	365
Class R4	$1,000.00	$1,259.40	$9.40	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class R5	$1,000.00	$1,261.00	$7.98	$1,000.00	$1,018.15	$7.12	1.40	184	365
Class Y	$1,000.00	$1,259.40	$7.40	$1,000.00	$1,018.65	$6.61	1.30	184	365

35

The Hartford Global Equity Fund
Shareholder Meeting Results (Unaudited)
The following proposals were addressed and approved during the period at special meetings of shareholders held on August 4, 2009.
Proposal to approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of The Hartford Global Communications Fund (the “Acquired Fund”) by The Hartford Global Equity Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

Fund Name	For	Against	Abstain	Uninstructed
The Hartford Global Communications Fund	1,492,303.83	102,080.21	105,896.73	131,670.00
Proposal to approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of The Hartford Global Financial Services Fund (the “Acquired Fund”) by The Hartford Global Equity Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

Fund Name	For	Against	Abstain	Uninstructed
The Hartford Global Financial Services Fund	1,190,245.84	31,062.14	54,800.80	212,089.00
Proposal to approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of The Hartford Global Technology Fund (the “Acquired Fund”) by The Hartford Global Equity Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

Fund Name	For	Against	Abstain	Uninstructed
The Hartford Global Technology Fund	3,601,106.71	228,802.24	218,583.08	250,102.00

36

The Hartford Global Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Global Equity Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

37

The Hartford Global Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by

38

Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO. The Board noted Management’s proposal to increase the levels above which expenses will be reimbursed for each share class by 0.10%.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

39

The Hartford Global Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

40

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-15 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Global Growth Fund

The Hartford Global Growth Fund inception 09/30/1998

(subadvised by Wellington Management Company, LLP)	Investment objective — Seeks growth of captial.
Performance Overview(1) 10/31/99 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	10
	Year	Year	Year

Global Growth A#	19.33%	-1.80%	0.21%
Global Growth A##	12.77%	-2.90%	-0.36%
Global Growth B#	18.88%	-2.43%	NA *
Global Growth B##	13.88%	-2.75%	NA *
Global Growth C#	18.29%	-2.55%	-0.50%
Global Growth C##	17.29%	-2.55%	-0.50%
Global Growth R3#	18.87%	-1.74%	0.53%
Global Growth R4#	19.07%	-1.64%	0.58%
Global Growth R5#	19.46%	-1.43%	0.69%
Global Growth Y#	19.57%	-1.34%	0.73%
MSCI World Growth Index	19.75%	3.30%	-1.27%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Matthew D. Hudson, CFA	Jean-Marc Berteaux	Andrew S. Offit, CPA
Vice President	Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Global Growth Fund returned 19.33%, before sales charge, for the twelve-month period ended October 31, 2009, underperforming its benchmark, the MSCI World Growth Index, which returned 19.75% for the same period. The Fund outperformed the 18.28% return of the average fund in the Lipper Global Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.
Why did the Fund perform this way?
During the twelve-month period ended October 31, 2009, global equities declined through March amid increasing signs of a deeper and more protracted recession and then rebounded strongly as governments around the world increased their involvement to help mitigate the financial crisis. Some encouraging economic data and better-than-expected corporate earnings boosted investors’ enthusiasm for stocks. The change in sentiment provided a tailwind for both growth stocks (19.7%) and value stocks (18.5%), as measured by the MSCI World Growth Index and the MSCI World Value Indexes, respectively. Within the MSCI World Growth Index, all ten sectors posted positive returns. The Telecommunication Services (44%), Materials (39%), and Information Technology (29%) sectors performed the best, while the defensive Utilities (1%) and Health Care (9%) sectors lagged.

2

Security selection contributed positively to relative (i.e. performance of the Fund as measured against the benchmark) performance in the Financials, Health Care, and Energy sectors. This was offset by weaker selection in the Telecommunication Services, Materials, Information Technology, and Industrials sectors. Relative performance also benefited from the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Telecommunications Services and underweights (i.e. the Fund’s sector position was less than the benchmark position) to Utilities and Consumer Staples; however, the Fund’s overweights to Financials, Health Care and Energy hurt relative results.
Wyeth (Health Care), Volkswagen (Consumer Discretionary), and Prudential Financial (Financials) were the leading contributors to benchmark-relative performance. Shares of U.S. pharmaceutical company Wyeth rose upon the announcement of Pfizer’s agreement to purchase the company. We eliminated the position during the period. The Fund’s benchmark-relative performance benefited from avoiding German car maker Volkswagen, which is a component of the benchmark. The stock continued to fall after the rapid appreciation seen in October 2008, which had been driven by Porsche’s move to take a controlling stake in the company. Prudential Financial, a leading diversified financial services company, benefited as investors gained confidence that the worst of the financial crisis was behind the company. Shares rose after the firm reported better-than-expected first quarter earnings despite continued investment losses. Top absolute (i.e. total return) contributors included Standard Chartered (Financials) and Goldman Sachs (Financials).
The top detractors from the Fund’s relative performance were Las Vegas Sands (Consumer Discretionary), SunPower (Industrials), and MetroPCS Communications (Telecommunication Services). Shares of Las Vegas Sands, a developer and operator of hotel, gaming, and resort businesses, fell due to disappointing earnings and concerns that the company’s balance sheet was overstretched. Shares of solar panel manufacturer SunPower moved lower after solar-sector peer First Solar commented on the potential risk of oversupply in the market. Wireless telecommunications service provider MetroPCS posted weaker-than-expected quarterly earnings as the firm faced increased competition, driving shares sharply lower. Significant detractors from absolute returns included diversified financial services and bank holding company Wells Fargo (Financials) and software company Electronic Arts (Information Technology).
What is the outlook?
Global economies continued the healing process during the latter part of the period. Our overall positioning is consistent with an improving economic outlook as aggressive stimulus measures have proven effective at providing liquidity and have eased financial market pressures. Against this backdrop, we continue to invest in globally competitive growth companies with accelerating fundamentals.
Portfolio construction is a bottom-up (i.e. stock by stock fundamental research) process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the cyclical Financials, Consumer Discretionary, and Information Technology sectors. The Fund held below-benchmark weights in the traditionally defensive Consumer Staples, Health Care, and Utilities sectors. In Financials, improving fundamentals and the deleveraging of balance sheets make many of the high quality names in the sector attractive at the current depressed valuations. Top positions relative to the benchmark at the end of October included Bank of America, Banco Santander, and BOC Hong Kong. Our below-benchmark weight in Health Care reflects the fact that we are finding limited opportunities for growth in that sector relative to companies in other sectors.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.4%
Banks (Financials)	5.2
Capital Goods (Industrials)	11.5
Consumer Durables & Apparel (Consumer Discretionary)	2.2
Consumer Services (Consumer Discretionary)	2.2
Diversified Financials (Financials)	6.4
Energy (Energy)	9.3
Food & Staples Retailing (Consumer Staples)	1.4
Food, Beverage & Tobacco (Consumer Staples)	3.2
Household & Personal Products (Consumer Staples)	1.5
Insurance (Financials)	1.5
Materials (Materials)	8.1
Media (Consumer Discretionary)	1.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.3
Real Estate (Financials)	1.0
Retailing (Consumer Discretionary)	9.0
Semiconductors & Semiconductor Equipment (Information Technology)	3.2
Software & Services (Information Technology)	8.1
Technology Hardware & Equipment (Information Technology)	10.9
Telecommunication Services (Services)	2.4
Short-Term Investments	2.6
Other Assets and Liabilities	0.6

Total	100.0%

Diversification by Country
as of October 31, 2009

Percentage of
Country	Net Assets
Brazil	2.4%
Canada	2.7
China	0.7
Denmark	1.6
France	0.9
Germany	5.4
Hong Kong	4.1
Israel	1.4
Japan	6.8
Spain	2.1
Switzerland	6.1
Taiwan	1.0
United Kingdom	11.5
United States	50.1
Short-Term Investments	2.6
Other Assets and Liabilities	0.6

Total	100.0%

3

The Hartford Global Growth Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 96.8%
	Automobiles & Components — 2.4%
123	Daimler AG.	$5,989
666	Nissan Motor Co., Ltd.	4,819

		10,808

	Banks — 5.2%
364	Banco Santander Central Hispano S.A.	5,855
2,375	BOC Hong Kong Holdings Ltd.	5,467
265	Itau Unibanco Banco Multiplo S.A. ADR	5,063
298	Standard Chartered plc.	7,300

		23,685

	Capital Goods — 11.5%
72	Danaher Corp.	4,926
142	Illinois Tool Works, Inc.	6,498
185	Ingersoll-Rand plc.	5,847
88	Parker-Hannifin Corp.	4,666
66	Precision Castparts Corp.	6,286
82	Siemens AG.	7,381
39	SMC Corp.	4,465
207	Sunpower Corp. •	5,136
103	Vestas Wind Systems A/S •	7,257

		52,462

	Consumer Durables & Apparel — 2.2%
108	Adidas-Salomon AG.	5,009
146	Coach, Inc.	4,820

		9,829

	Consumer Services — 2.2%
646	MGM Mirage, Inc. •	5,986
3,019	Wynn Macau Ltd. •	3,883

		9,869

	Diversified Financials — 6.4%
576	Bank of America Corp.	8,392
26	Goldman Sachs Group, Inc.	4,356
131	JP Morgan Chase & Co.	5,476
130	Julius Baer Group Ltd.	4,881
383	UBS AG	6,387

		29,492

	Energy — 9.3%
314	BG Group plc.	5,398
92	Canadian Natural Resources Ltd.	5,938
61	EOG Resources, Inc.	4,996
113	Hess Corp.	6,180
145	National Oilwell Varco, Inc. •	5,956
126	Petroleo Brasileiro S.A. ADR	5,843
131	Schlumberger Ltd.	8,129

		42,440

	Food & Staples Retailing — 1.4%
119	Metro AG	6,582

	Food, Beverage & Tobacco — 3.2%
218	British American Tobacco plc.	6,961
166	Nestle S.A.	7,741

		14,702

	Household & Personal Products — 1.5%
138	Reckitt Benckiser Group plc.	6,831

	Insurance — 1.5%
357	Ping An Insurance (Group) Co.	3,129
81	Prudential Financial, Inc.	3,654

		6,783

	Materials — 8.1%
159	Anglo American plc •	5,746
183	Barrick Gold Corp.	6,568
295	BHP Billiton plc.	7,960
53	Praxair, Inc.	4,242
89	Shin-Etsu Chemical Co., Ltd.	4,725
535	Xstrata plc.	7,706

		36,947

	Media — 1.0%
486	WPP plc.	4,351

	Pharmaceuticals, Biotechnology & Life Sciences — 6.3%
171	Amgen, Inc. •	9,166
230	Daiichi Sankyo Co., Ltd.	4,488
55	Roche Holding AG	8,859
128	Teva Pharmaceutical Industries Ltd. ADR	6,436

		28,949

	Real Estate — 1.0%
1,257	Hang Lung Properties Ltd.	4,750

	Retailing — 9.0%
63	Amazon.com, Inc. •	7,438
154	Best Buy Co., Inc.	5,868
254	Gap, Inc.	5,423
62	Industria de Diseno Textil S.A.	3,658
67	Kohl’s Corp. •	3,805
1,120	Li & Fung Ltd.	4,658
290	Lowe’s Co., Inc.	5,673
155	Urban Outfitters, Inc. •	4,879

		41,402

	Semiconductors & Semiconductor Equipment — 3.2%
218	Altera Corp.	4,314
499	NVIDIA Corp. •	5,968
480	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,577

		14,859

	Software & Services — 8.1%
132	Accenture plc.	4,880
18	Google, Inc. •	9,661
498	Oracle Corp.	10,499
77	Visa, Inc.	5,796
356	Western Union Co.	6,461

		37,297

	Technology Hardware & Equipment — 10.9%
1,163	Alcatel S.A.	4,356
54	Apple, Inc. •	10,122
545	Cisco Systems, Inc. •	12,449
102	Hewlett-Packard Co.	4,831
208	NetApp, Inc. •	5,624
161	Qualcomm, Inc.	6,679
1,041	Toshiba Corp.	5,950

		50,011

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
Telecommunication Services — 2.4%
132	American Tower Corp. Class A •		4,864
253	Softbank Corp.		5,966

			10,830

	Total common stocks (cost $381,488)		$442,879

	Total long-term investments (cost $381,488)		$442,879

SHORT-TERM INVESTMENTS - 2.6%
	Repurchase Agreements - 2.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $479, collateralized by GNMA 5.00%, 2039, value of $489)
$479	0.08%, 10/30/2009		$479

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $2,809, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $2,865)

2,808	0.08%, 10/30/2009		2,808
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $3,129, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $3,191)
3,129	0.08%, 10/30/2009		3,129
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $32, collateralized by U.S. Treasury Note 2.75%, 2013, value of $32)
32	0.05%, 10/30/2009		32
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $5,421, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $5,529)
5,421	0.07%, 10/30/2009		5,421

			11,869

	Total short-term investments (cost $11,869)		$11,869

	Total investments (cost $393,357) ▲	99.4%	$454,748
	Other assets and liabilities	0.6%	2,895

	Total net assets	100.0%	$457,643

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 46.7% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $397,220 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$73,733
Unrealized Depreciation	(16,205)

Net Unrealized Appreciation	$57,528

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$10,808	$—	$10,808	$—
Banks	23,685	5,063	18,622	—
Capital Goods	52,462	33,359	19,103	—
Consumer Durables & Apparel	9,829	4,820	5,009	—
Consumer Services	9,869	9,869	—	—
Diversified Financials	29,492	23,105	6,387	—
Energy	42,440	37,042	5,398	—
Food & Staples Retailing	6,582	—	6,582	—
Food, Beverage & Tobacco	14,702	—	14,702	—
Household & Personal Products	6,831	—	6,831	—
Insurance	6,783	3,654	3,129	—
Materials	36,947	10,810	26,137	—
Media	4,351	—	4,351	—
Pharmaceuticals, Biotechnology & Life Sciences	28,949	15,602	13,347	—
Real Estate	4,750	—	4,750	—
Retailing	41,402	33,086	8,316	—
Semiconductors & Semiconductor Equipment	14,859	14,859	—	—
Software & Services	37,297	37,297	—	—
Technology Hardware & Equipment	50,011	39,705	10,306	—
Telecommunication Services	10,830	4,864	5,966	—

Total	442,879	273,135	169,744	—

Short-Term Investments	11,869	—	11,869	—

Total	$454,748	$273,135	$181,613	$—

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Growth Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $393,357)	$454,748
Cash	7
Receivables:
Investment securities sold	3,323
Fund shares sold	408
Dividends and interest	610
Other assets	91

Total assets	459,187

Liabilities:
Payables:
Investment securities purchased	820
Fund shares redeemed	465
Investment management fees	66
Distribution fees	17
Accrued expenses	176

Total liabilities	1,544

Net assets	$457,643

Summary of Net Assets:
Capital stock and paid-in-capital	564,335
Accumulated undistributed net investment income	1,511
Accumulated net realized loss on investments and foreign currency transactions	(169,611)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	61,408

Net assets	$457,643

Shares authorized	450,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$12.53/$13.26

Shares outstanding	18,750

Net assets	$234,971

Class B: Net asset value per share	$11.46

Shares outstanding	1,600

Net assets	$18,333

Class C: Net asset value per share	$11.45

Shares outstanding	2,363

Net assets	$27,064

Class R3: Net asset value per share	$13.04

Shares outstanding	9

Net assets	$113

Class R4: Net asset value per share	$13.11

Shares outstanding	4

Net assets	$59

Class R5: Net asset value per share	$13.26

Shares outstanding	1

Net assets	$7

Class Y: Net asset value per share	$13.32

Shares outstanding	13,296

Net assets	$177,096

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Growth Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$6,501
Interest	15
Securities lending	19
Less: Foreign tax withheld	(561)

Total investment income	5,974

Expenses:
Investment management fees	3,355
Administrative services fees	—
Transfer agent fees	1,582
Distribution fees
Class A	490
Class B	187
Class C	258
Class R3	—
Class R4	—
Custodian fees	25
Accounting services fees	63
Registration and filing fees	90
Board of Directors’ fees	12
Audit fees	18
Other expenses	126

Total expenses (before waivers and fees paid indirectly)	6,206
Expense waivers	(867)
Transfer agent fee waivers	(859)
Commission recapture	(22)
Custodian fee offset	—

Total waivers and fees paid indirectly	(1,748)

Total expenses, net	4,458

Net Investment Income	1,516

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(118,596)
Net realized loss on forward foreign currency contracts	(264)
Net realized gain on other foreign currency transactions	266

Net Realized Loss on Investments and Foreign Currency Transactions	(118,594)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	188,075
Net unrealized appreciation of forward foreign currency contracts	30
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(19)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	188,086

Net Gain on Investments and Foreign Currency Transactions	69,492

Net Increase in Net Assets Resulting from Operations	$71,008

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Growth Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income (loss)	$1,516	$(1,079)
Net realized loss on investments and foreign currency transactions	(118,594)	(50,551)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	188,086	(377,759)

Net Increase (Decrease) In Net Assets Resulting From Operations	71,008	(429,389)

Distributions to Shareholders:
From net realized gain on investments
Class A	—	(52,363)
Class B	—	(8,994)
Class C	—	(8,596)
Class R3	—	(1)
Class R4	—	(1)
Class R5	—	(1)
Class Y	—	(19,921)

Total distributions	—	(89,877)

Capital Share Transactions:
Class A	(10,455)	22,809
Class B	(7,898)	(13,917)
Class C	(7,155)	235
Class R3	92	9
Class R4	37	17
Class R5	(5)	11
Class Y	9,459	69,486

Net increase (decrease) from capital share transactions	(15,925)	78,650

Net Increase (Decrease) In Net Assets	55,083	(440,616)
Net Assets:
Beginning of period	402,560	843,176

End of period	$457,643	$402,560

Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,511	$15

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Growth Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Global Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

10

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management

11

The Hartford Global Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio

12

management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of October 31, 2009.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of October 31, 2009.

j)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2009, the Fund had no outstanding when-issued or delayed delivery securities.

13

The Hartford Global Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
k)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument(s) Information

The volume of derivative activity was minimal during the year ended October 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(264)	$—	$(264)

Total	$—	$—	$—	$(264)	$—	$(264)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	30	—	$30

Total	$—	$—	$—	$30	$—	$30

m)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

14

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$18,484
Long-Term Capital Gains *	—	71,393

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,511
Accumulated Capital Losses *	(165,748)
Unrealized Appreciation †	57,545

Total Accumulated Deficit	$(106,692)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated undistributed net investment income by $20, increase accumulated net realized gain on investments by $21, and decrease paid-in-capital by $1.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$45,031
2017	120,717

Total	$165,748

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

15

The Hartford Global Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.48%	2.23%	2.23%	1.73%	1.43%	1.13%	1.13%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

16

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.13%	1.43%	1.47%		1.45%	1.36%
Class B Shares	1.56	2.01	2.18		2.15	2.23
Class C Shares	2.00	2.16	2.14		2.18	2.13
Class R3 Shares	1.72	1.72	1.65	*
Class R4 Shares	1.36	1.43	1.34	*
Class R5 Shares	1.05	1.05	1.05	*
Class Y Shares	0.93	0.90	0.89		0.91	0.85

*	From December 22, 2006 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $401 and contingent deferred sales charges of $29 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $29. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $644 for providing such services. These fees are accrued daily and paid monthly.

17

The Hartford Global Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate — The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for	Affiliate for the
	the Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.26%	35.50%
Class B	0.27	34.45
Class C	0.27	34.58
Class Y	0.25	36.28
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	1
Class R5	1
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$316,130
Sales Proceeds Excluding U.S. Government Obligations	330,123

18

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	3,670	—	(5,198)	—	(1,528)	2,818	2,438	(4,703)	—	553
Amount	$43,335	$—	$(53,790)	$—	$(10,455)	$51,785	$50,714	$(79,690)	$—	$22,809
Class B
Shares	131	—	(981)	—	(850)	198	457	(1,596)	—	(941)
Amount	$1,276	$—	$(9,174)	$—	$(7,898)	$3,339	$8,763	$(26,019)	$—	$(13,917)
Class C
Shares	215	—	(985)	—	(770)	221	419	(744)	—	(104)
Amount	$1,985	$—	$(9,140)	$—	$(7,155)	$3,869	$8,096	$(11,730)	$—	$235
Class R3
Shares	9	—	(1)	—	8	—	—	—	—	—
Amount	$108	$—	$(16)	$—	$92	$8	$1	$—	$—	$9
Class R4
Shares	3	—	—	—	3	27	—	(27)	—	—
Amount	$37	$—	$—	$—	$37	$516	$1	$(500)	$—	$17
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$(5)	$—	$(5)	$10	$1	$—	$—	$11
Class Y
Shares	2,967	—	(1,852)	—	1,115	4,002	907	(210)	—	4,699
Amount	$30,381	$—	$(20,922)	$—	$9,459	$53,425	$19,921	$(3,860)	$—	$69,486
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	345	$3,533
For the Year Ended October 31, 2008	649	$11,746
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

19

The Hartford Global Growth Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$10.50	$0.04	$—	$1.99	$2.03	$—	$—	$—	$—	$2.03	$12.53
B	9.64	—	—	1.82	1.82	—	—	—	—	1.82	11.46
C	9.68	(0.05)	—	1.82	1.77	—	—	—	—	1.77	11.45
R3	10.97	(0.02)	—	2.09	2.07	—	—	—	—	2.07	13.04
R4	11.01	0.01	—	2.09	2.10	—	—	—	—	2.10	13.11
R5	11.10	0.05	—	2.11	2.16	—	—	—	—	2.16	13.26
Y	11.14	0.07	—	2.11	2.18	—	—	—	—	2.18	13.32

For the Year Ended October 31, 2008(e)
A	24.97	(0.03)	—	(11.78)	(11.81)	—	(2.66)	—	(2.66)	(14.47)	10.50
B	23.27	(0.14)	—	(10.83)	(10.97)	—	(2.66)	—	(2.66)	(13.63)	9.64
C	23.40	(0.16)	—	(10.90)	(11.06)	—	(2.66)	—	(2.66)	(13.72)	9.68
R3	26.02	(0.08)	—	(12.31)	(12.39)	—	(2.66)	—	(2.66)	(15.05)	10.97
R4	26.09	(0.05)	—	(12.37)	(12.42)	—	(2.66)	—	(2.66)	(15.08)	11.01
R5	26.15	0.05	—	(12.44)	(12.39)	—	(2.66)	—	(2.66)	(15.05)	11.10
Y	26.19	0.07	—	(12.46)	(12.39)	—	(2.66)	—	(2.66)	(15.05)	11.14

For the Year Ended October 31, 2007
A	19.35	(0.14)	0.05	6.69	6.60	—	(0.98)	—	(0.98)	5.62	24.97
B	18.23	(0.32)	0.06	6.28	6.02	—	(0.98)	—	(0.98)	5.04	23.27
C	18.31	(0.28)	0.05	6.30	6.07	—	(0.98)	—	(0.98)	5.09	23.40
R3(g)	20.00	(0.14)	—	6.16	6.02	—	—	—	—	6.02	26.02
R4(g)	20.00	(0.09)	—	6.18	6.09	—	—	—	—	6.09	26.09
R5(g)	20.00	(0.03)	—	6.18	6.15	—	—	—	—	6.15	26.15
Y	20.14	—	0.06	6.97	7.03	—	(0.98)	—	(0.98)	6.05	26.19

For the Year Ended October 31, 2006(e)
A	16.80	(0.05)	—	2.81	2.76	(0.02)	(0.19)	—	(0.21)	2.55	19.35
B	15.93	(0.17)	—	2.66	2.49	—	(0.19)	—	(0.19)	2.30	18.23
C	16.01	(0.17)	—	2.66	2.49	—	(0.19)	—	(0.19)	2.30	18.31
Y	17.46	0.06	—	2.91	2.97	(0.10)	(0.19)	—	(0.29)	2.68	20.14

For the Year Ended October 31, 2005
A	16.49	0.08	—	0.23	0.31	—	—	—	—	0.31	16.80
B	15.77	(0.08)	—	0.24	0.16	—	—	—	—	0.16	15.93
C	15.84	(0.06)	—	0.23	0.17	—	—	—	—	0.17	16.01
Y	17.06	0.13	—	0.27	0.40	—	—	—	—	0.40	17.46

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

(g)	Commenced operations on December 22, 2006.

(h)	Not annualized.

(i)	Annualized.

20

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
		Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Income to Average Net		Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Assets		Rate(d)

19.33%	$234,971	1.83%	1.13%	1.13%	0.38%		82%
18.88	18,333	2.90	1.57	1.57	(0.05)		—
18.29	27,064	2.45	2.01	2.01	(0.49)		—
18.87	113	1.82	1.73	1.73	(0.41)		—
19.07	59	1.37	1.37	1.37	0.16		—
19.46	7	1.05	1.05	1.05	0.46		—
19.57	177,096	0.94	0.94	0.94	0.59		—

(52.57)	212,910	1.49	1.43	1.43	(0.18)		82
(52.83)	23,614	2.42	2.01	2.01	(0.79)		—
(52.94)	30,334	2.16	2.16	2.16	(0.92)		—
(52.69)	10	1.88	1.73	1.73	(0.42)		—
(52.66)	7	1.58	1.43	1.43	(0.57)		—
(52.40)	12	1.06	1.06	1.06	0.26		—
(52.31)	135,673	0.90	0.90	0.90	0.36		—

35.85 (f)	492,466	1.48	1.48	1.48	(0.62)		85
34.81 (f)	78,931	2.40	2.19	2.19	(1.33)		—
34.94 (f)	75,742	2.15	2.15	2.15	(1.29)		—
30.10 (h)	13	1.65 (i)	1.65 (i)	1.65 (i)	(0.78	) (i)	—
30.45 (h)	13	1.34 (i)	1.34 (i)	1.34 (i)	(0.47	) (i)	—
30.75 (h)	13	1.05 (i)	1.05 (i)	1.05 (i)	(0.17	) (i)	—
36.61 (f)	195,998	0.89	0.89	0.89	(0.01)		—

16.58	417,840	1.53	1.48	1.48	(0.25)		125
15.80	74,805	2.44	2.18	2.18	(0.95)		—
15.72	66,121	2.20	2.20	2.20	(0.98)		—
17.25	169,270	0.93	0.93	0.93	0.31		—

1.88	419,648	1.58	1.48	1.48	0.41		270
1.02	78,986	2.51	2.35	2.35	(0.45)		—
1.07	71,623	2.25	2.25	2.25	(0.34)		—
2.34	83,896	0.97	0.97	0.97	0.87		—

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

22

The Hartford Global Growth Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

The Hartford Global Growth Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*  Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

24

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Global Growth Fund
Federal Tax Information (Unaudited)
The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2009.

26

The Hartford Global Growth Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,214.10	$6.64	$1,000.00	$1,019.21	$6.06	1.19%	184	365
Class B	$1,000.00	$1,212.70	$9.31	$1,000.00	$1,016.79	$8.49	1.67	184	365
Class C	$1,000.00	$1,209.10	$11.41	$1,000.00	$1,014.87	$10.41	2.05	184	365
Class R3	$1,000.00	$1,211.90	$10.04	$1,000.00	$1,016.13	$9.15	1.80	184	365
Class R4	$1,000.00	$1,213.90	$7.42	$1,000.00	$1,018.50	$6.77	1.33	184	365
Class R5	$1,000.00	$1,215.40	$5.75	$1,000.00	$1,020.01	$5.24	1.03	184	365
Class Y	$1,000.00	$1,216.40	$5.08	$1,000.00	$1,020.62	$4.63	0.91	184	365

27

The Hartford Global Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Global Growth Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

28

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over

29

The Hartford Global Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-16 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Global Health Fund

The Hartford Global Health Fund inception 05/01/2000

(subadvised by Wellington Management Company, LLP)	Investment objective — Seeks long-term capital appreciation.
Performance Overview(1) 5/01/00 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
S&P North American Health Care Sector Indexis a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception

Global Health A#	8.48%	2.81%	6.93%
Global Health A##	2.52%	1.65%	6.29%
Global Health B#	7.95%	2.05%	NA *
Global Health B##	2.95%	1.74%	NA *
Global Health C#	7.66%	2.05%	6.15%
Global Health C##	6.66%	2.05%	6.15%
Global Health I#	8.73%	3.04%	7.06%
Global Health R3#	8.15%	2.82%	7.23%
Global Health R4#	8.64%	3.07%	7.37%
Global Health R5#	8.89%	3.25%	7.47%
Global Health Y#	8.95%	3.29%	7.49%
S&P 500 Index	9.78%	0.33%	-1.72%
S&P North American Health Care Sector Index	8.93%	3.30%	2.49%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Robert L. Deresiewicz	Ann C. Gallo	Jean M. Hynes, CFA	Kirk J. Mayer, CFA
Vice President	Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Global Health Fund returned 8.48%, before sales charge, for the twelve-month period ended October 31, 2009, underperforming its benchmark, the S&P North American Health Care Index, which returned 8.93% for the same period. The Fund also underperformed the 10.71% return of the average fund in the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

In early 2009, the Obama administration unveiled a proposed budget which called for funding for a national health insurance program. Health care stocks tumbled on the heels of the news.

2

While HMO stocks were the hardest hit, selling was indiscriminate; even industries that stand to benefit from health care reform, such as generic drug makers, were dragged down in the sell-off. After that very difficult start to the year, healthcare stocks demonstrated an impressive turnaround through October 31, 2009.
Despite the turnaround, Health Care stocks (9%) modestly underperformed the broader U.S. market (10%) and the global equity market (19%) during the period, as measured by the S&P North American Health Care, S&P 500, and the MSCI World Indexes respectively. Within the S&P North American Health Care Index, three out of the four sub-sectors posted positive returns. Health Services (+23%) and Pharmaceuticals (+15%) performed well. Medical Products (-1%) and Specialty Pharmaceuticals/Biotechnology (+0%) underperformed relative to the other sub-sectors.
The Fund slightly underperformed its benchmark during the period, with underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to the Pharmaceuticals and Health Services sub-sectors and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to Specialty Pharmaceuticals/Biotechnology offsetting the benefits of strong stock selection in Pharmaceuticals and Health Services and an underweight allocation to Medical Products sub-sectors.
Holdings of Celera, Wyeth, and Medicines Company detracted from benchmark-relative performance. Shares in molecular diagnostics company Celera fell during the period after the company announced 2009 guidance below analysts’ expectations. Shares of pharmaceutical company Wyeth rose sharply after agreeing to be acquired by Pfizer. The stock detracted from benchmark-relative results due to our underweight position. Specialty pharma company Medicines Company’s shares fell during the period as the company discontinued Phase III clinical trials for the development of its experimental blood clotting treatment. Top detractors from absolute (i.e. total return) performance included U.S.-based biopharmaceutical company Progenics Pharmaceuticals and health care products company Covidien.
Holdings of Schering-Plough, UCB, and Abbott Laboratories were among the top contributors to benchmark-relative performance during the period. Shares of global health care company Schering-Plough rose after the company received a takeover offer from Merck in the first quarter of 2009. Pharmaceutical company UCB announced FDA approval for Cimzia, used to treat Crohn’s disease, and positive results for clinical trials of its lupus drug Epratuzumab, each of which drove shares higher. Shares of Abbott Laboratories moved higher early in the first quarter of 2009 after reporting solid earnings in mid-January. We eliminated our positions in Schering-Plough and Abbott Laboratories during the period. Top contributors to absolute performance also included pharmaceutical companies Pfizer and Shionogi.
What is the outlook?
We continue to believe that the odds of the enactment of some type of healthcare reform are high. Nonetheless, as we expected, leading reform proposals are incremental and built on our existing systems and do not call for a systemic overhaul or introduction of a single-payer model. Despite the explosive town hall meetings that took place during the U.S. Congressional recess, the volatility of healthcare stocks has declined substantially in recent months, in part because the ultimate resolution of the healthcare debate is increasingly evident. However, with healthcare stocks lagging the performance of the S&P 500 Index year to date, and with a projected price earnings ratio of 12 times 2010 earnings, we are very optimistic about the sector’s future performance — especially after the reform debate moves to the back burner.
Against this backdrop, the Fund ended the period most overweight the Biotechnology sector and underweight the Pharmaceuticals and Health Care Services sectors relative to the benchmark.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry	Net Assets
Biotechnology	18.6%
Drug Retail	1.3
Health Care Distributors	8.0
Health Care Equipment	21.6
Health Care Services	1.1
Health Care Supplies	0.3
Health Care Technology	0.3
Life Sciences Tools & Services	2.0
Managed Health Care	8.8
Pharmaceuticals	37.7
Specialty Stores	0.0
Short-Term Investments	0.2
Other Assets and Liabilities	0.1

Total	100.0%

Diversification by Country
as of October 31, 2009

Percentage of
Country	Net Assets
Belgium	1.5%
China	0.7
France	0.4
Germany	1.6
Ireland	2.2
Israel	2.7
Italy	1.2
Japan	6.9
Switzerland	0.9
United Kingdom	1.3
United States	80.3
Short-Term Investments	0.2
Other Assets and Liabilities	0.1

Total	100.0%

3

The Hartford Global Health Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 99.7%
	Biotechnology — 18.6%
250	3SBio, Inc. ADR •	$2,587
333	Amgen, Inc. •	17,908
351	Amylin Pharmaceuticals, Inc. •	3,876
687	Celera Corp. •	4,254
75	Cephalon, Inc. •	4,113
864	Cytokinetics, Inc. •	2,755
103	Genzyme Corp. •	5,227
105	Gilead Sciences, Inc. •	4,480
950	Incyte Corp. •	5,594
820	Ligand Pharmaceuticals Class B •	1,394
124	OSI Pharmaceuticals, Inc. •	4,002
476	Progenics Pharmaceuticals, Inc. •	1,994
169	Regeneron Pharmaceuticals, Inc. •	2,645
62	Rigel Pharmaceuticals, Inc. •	395
314	Seattle Genetics, Inc. •	2,847
122	Vertex Pharmaceuticals, Inc. •	4,081

		68,152

	Drug Retail — 1.3%
127	Walgreen Co.	4,814

	Health Care Distributors — 8.0%
287	Amerisource Bergen Corp.	6,362
369	Cardinal Health, Inc.	10,452
213	McKesson Corp.	12,521

		29,335

	Health Care Equipment — 21.6%
139	Baxter International, Inc.	7,510
97	Beckman Coulter, Inc.	6,233
191	CareFusion Corp. •	4,282
303	China Medical Technologies, Inc. ADR	4,757
279	Covidien plc	11,735
116	DiaSorin S.p.A.	4,233
168	Hospira, Inc. •	7,499
459	Medtronic, Inc.	16,376
230	St. Jude Medical, Inc. •	7,821
112	Symmetry Medical, Inc. •	893
566	Volcano Corp. •	8,121

		79,460

	Health Care Services — 1.1%
82	Fresenius Medical Care AG ADR	3,980

	Health Care Supplies — 0.3%
29	Inverness Medical Innovation, Inc. •	1,095

	Health Care Technology — 0.3%
54	Eclipsys Corp. •	1,015

	Life Sciences Tools & Services — 2.0%
136	PAREXEL International Corp. •	1,707
120	Thermo Fisher Scientific, Inc. •	5,418

		7,125

	Managed Health Care — 8.8%
255	Aetna, Inc.	6,638
203	Coventry Health Care, Inc. •	4,020
167	Health Net, Inc. •	2,482
558	UnitedHealth Group, Inc.	14,469
103	Wellpoint, Inc. •	4,835

		32,444

	Pharmaceuticals — 37.7%
108	AstraZeneca plc ADR	4,828
405	Daiichi Sankyo Co., Ltd.	7,912
192	Eisai Co., Ltd.	6,822
1,492	Elan Corp. plc ADR •	8,130
117	Eli Lilly & Co.	3,993
399	Forest Laboratories, Inc. •	11,045
32	Ipsen	1,629
217	King Pharmaceuticals, Inc. •	2,194
386	Medicines Co. •	2,775
700	Merck & Co., Inc.	21,660
1,889	Pfizer, Inc.	32,176
20	Roche Holding AG	3,274
500	Shionogi & Co., Ltd	10,781
74	Stada Arzneimittel AG	1,978
196	Teva Pharmaceutical Industries Ltd. ADR	9,885
129	UCB S.A.	5,490
118	Watson Pharmaceuticals, Inc. •	4,068

		138,640

	Specialty Stores — 0.0%
8	Vitamin Shoppe, Inc.	137

	Total common stocks (cost $396,272)	$366,197

WARRANTS — 0.0%
	Biotechnology - 0.0%
96	Cytokinetics, Inc. ⌂ •	$42

	Total warrants (cost $-)	$42

	Total long-term investments (cost $396,272)	$366,239

SHORT-TERM INVESTMENTS — 0.2%
	Repurchase Agreements — 0.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $31, collateralized by GNMA 5.00%, 2039, value of $32)
$31	0.08%, 10/30/2009	$31

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $183, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $187)

183	0.08%, 10/30/2009	183
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $204, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $208)
204	0.08%, 10/30/2009	204
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS — 0.2% — (continued)
	Repurchase Agreements — 0.2% — (continued)
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $2, collateralized by U.S. Treasury Note 2.75%, 2013, value of $2)
$2	0.05%, 10/30/2009		$2
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $353, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $360)
353	0.07%, 10/30/2009		353

			773

	Total short-term investments (cost $773)		$773

	Total investments (cost $397,045)▲	99.9%	$367,012
	Other assets and liabilities	0.1%	397

	Total net assets	100.0%	$367,409

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.4% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $414,104 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,364

Unrealized Depreciation	(79,456)

Net Unrealized Depreciation	$(47,092)

●	Currently non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

05/2009	96	Cytokinetics, Inc. Warrants	$—
The aggregate value of these securities at October 31, 2009 was $42 which represents 0.01% of total net assets.
Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Japanese Yen (Sell)	$345	$342	11/04/09	$(3)
Japanese Yen (Sell)	62	62	11/05/09	—

				$(3)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Health Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Biotechnology	$68,152	$68,152	$—	$—
Drug Retail	4,814	4,814	—	—
Health Care Distributors	29,335	29,335	—	—
Health Care Equipment	79,460	75,227	4,233	—
Health Care Services	3,980	3,980	—	—
Health Care Supplies	1,095	1,095	—	—
Health Care Technology	1,015	1,015	—	—
Life Sciences Tools & Services	7,125	7,125	—	—
Managed Health Care	32,444	32,444	—	—
Pharmaceuticals	138,640	100,754	37,886	—
Specialty Stores	137	137	—	—

Total	366,197	324,078	42,119	—

Warrants ‡	42	—	42	—
Short-Term Investments	773	—	773	—

Total	$367,012	$324,078	$42,934	$—

Liabilities:
Other Financial Instruments *	$3	$—	$3	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Health Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $397,045)	$367,012
Cash	1
Receivables:
Investment securities sold	3,319
Fund shares sold	280
Dividends and interest	434
Other assets	49

Total assets	371,095

Liabilities:
Unrealized depreciation on forward foreign currency contracts	3
Bank overdraft — foreign cash	—
Payables:
Investment securities purchased	2,389
Fund shares redeemed	1,033
Investment management fees	56
Distribution fees	28
Accrued expenses	177

Total liabilities	3,686

Net assets	$367,409

Summary of Net Assets:
Capital stock and paid-in-capital	533,304
Accumulated undistributed net investment income	3
Accumulated net realized loss on investments and foreign currency transactions	(135,866)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(30,032)

Net assets	$367,409

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$13.07/$13.83

Shares outstanding	17,951

Net assets	$234,603

Class B: Net asset value per share	$11.98

Shares outstanding	2,651

Net assets	$31,746

Class C: Net asset value per share	$11.99

Shares outstanding	6,205

Net assets	$74,424

Class I: Net asset value per share	$13.23

Shares outstanding	1,204

Net assets	$15,934

Class R3: Net asset value per share	$13.57

Shares outstanding	98

Net assets	$1,330

Class R4: Net asset value per share	$13.74

Shares outstanding	447

Net assets	$6,147

Class R5: Net asset value per share	$13.87

Shares outstanding	102

Net assets	$1,412

Class Y: Net asset value per share	$13.90

Shares outstanding	130

Net assets	$1,813

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Health Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$6,091
Interest	5
Securities lending	147
Less: Foreign tax withheld	(207)

Total investment income	6,036

Expenses:
Investment management fees	4,095
Administrative services fees	11
Transfer agent fees	1,314
Distribution fees
Class A	642
Class B	365
Class C	806
Class R3	4
Class R4	13
Custodian fees	23
Accounting services fees	64
Registration and filing fees	120
Board of Directors’ fees	16
Audit fees	22
Other expenses	210

Total expenses (before waivers and fees paid indirectly)	7,705
Expense waivers	(69)
Transfer agent fee waivers	(157)
Commission recapture	(50)
Custodian fee offset	—

Total waivers and fees paid indirectly	(276)

Total expenses, net	7,429

Net Investment Loss	(1,393)

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(127,105)
Net realized loss on forward foreign currency contracts	(315)
Net realized gain on other foreign currency transactions	456

Net Realized Loss on Investments and Foreign Currency Transactions	(126,964)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	138,766
Net unrealized depreciation of forward foreign currency contracts	(3)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(74)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	138,689

Net Gain on Investments and Foreign Currency Transactions	11,725

Net Increase in Net Assets Resulting from Operations	$10,332

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Health Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment loss	$(1,393)	$(2,072)
Net realized gain (loss) on investments and foreign currency transactions	(126,964)	23,413
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	138,689	(281,548)

Net Increase (Decrease) In Net Assets Resulting From Operations	10,332	(260,207)

Distributions to Shareholders:
From net realized gain on investments
Class A	(14,159)	(35,144)
Class B	(2,332)	(6,084)
Class C	(4,728)	(10,053)
Class I	(1,547)	(1,046)
Class R3	(23)	(7)
Class R4	(189)	(36)
Class R5	(65)	(26)
Class Y	(7,033)	(14,030)

Total distributions	(30,076)	(66,426)

Capital Share Transactions:
Class A	(68,275)	(40,482)
Class B	(13,501)	(11,375)
Class C	(19,147)	3,916
Class I	(24,782)	37,815
Class R3	754	521
Class R4	1,884	4,527
Class R5	(113)	1,511
Class Y	(132,062)	14,054

Net increase (decrease) from capital share transactions	(255,242)	10,487

Net Decrease In Net Assets	(274,986)	(316,146)
Net Assets:
Beginning of period	642,395	958,541

End of period	$367,409	$642,395

Accumulated undistributed (distribution in excess of) net investment income (loss)	$3	$—

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Health Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1. Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Global Health Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2. Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

10

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management

11

The Hartford Global Health Fund
Notes to Financial Statements —(continued)
October 31, 2009
(000’s Omitted)
judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio

12

management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

j)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

13

The Hartford Global Health Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
k)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location
Foreign exchange contracts		Unrealized depreciation on forward	$3
		foreign currency contracts
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(315)	$—	$(315)

Total	$—	$—	$—	$(315)	$—	$(315)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(3)	—	$(3)

Total	$—	$—	$—	$(3)	$—	$(3)

l)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

14

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$18,256
Long-Term Capital Gains *	30,076	48,170

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(118,807)
Unrealized Depreciation †	(47,088)

Total Accumulated Deficit	$(165,895)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase accumulated undistributed net investment income by $1,396, decrease accumulated net realized loss on investments by $90, and decrease paid-in-capital by $1,306.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$118,807

Total	$118,807

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4. Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s

15

The Hartford Global Health Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%	1.20%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.54%	1.41%	1.40%		1.60%	1.58%
Class B Shares	2.10	2.24	2.29		2.31	2.33
Class C Shares	2.26	2.14	2.14		2.31	2.33
Class I Shares	1.26	1.10	1.08		1.14 *
Class R3 Shares	1.78	1.85	1.77	†
Class R4 Shares	1.39	1.35	1.45	†
Class R5 Shares	1.09	1.05	1.17	†
Class Y Shares	0.99	0.95	0.95		1.08	1.06

*	From August 31, 2006 (commencement of operations), through October 31, 2006.

†	From December 22, 2006 (commencement of operations), through October 31, 2007.

16

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $315 and contingent deferred sales charges of $91 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $11. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $1,180 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

17

The Hartford Global Health Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
g)	Payments from Affiliate — The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for	Affiliate for the
	the Year Ended	Year Ended
	October 31,	October 31,
	2007	2007
Class A	0.01%	9.94%
Class B	0.01	8.90
Class C	0.01	9.09
Class I	0.01	10.46
Class Y	0.01	10.44
5. Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$366,727
Sales Proceeds Excluding U.S. Government Obligations	657,720
6. Capital Share Transactions:
The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	3,167	1,127	(9,957)	—	(5,663)	6,482	1,678	(11,571)	—	(3,411)
Amount	$37,894	$12,851	$(119,020)	$—	$(68,275)	$104,793	$28,823	$(174,098)	$—	$(40,482)
Class B
Shares	141	203	(1,565)	—	(1,221)	338	351	(1,509)	—	(820)
Amount	$1,517	$2,130	$(17,148)	$—	$(13,501)	$5,133	$5,622	$(22,130)	$—	$(11,375)
Class C
Shares	600	363	(2,670)	—	(1,707)	1,437	515	(1,782)	—	170
Amount	$6,558	$3,822	$(29,527)	$—	$(19,147)	$21,700	$8,271	$(26,055)	$—	$3,916
Class I
Shares	842	130	(3,127)	—	(2,155)	4,410	49	(1,892)	—	2,567
Amount	$10,689	$1,501	$(36,972)	$—	$(24,782)	$63,808	$851	$(26,844)	$—	$37,815
Class R3
Shares	70	2	(12)	—	60	35	—	(3)	—	32
Amount	$890	$23	$(159)	$—	$754	$557	$7	$(43)	$—	$521
Class R4
Shares	207	16	(71)	—	152	294	2	(26)	—	270
Amount	$2,596	$189	$(901)	$—	$1,884	$4,897	$36	$(406)	$—	$4,527
Class R5
Shares	29	6	(41)	—	(6)	110	1	(25)	—	86
Amount	$350	$65	$(528)	$—	$(113)	$1,917	$25	$(431)	$—	$1,511
Class Y
Shares	26	582	(12,052)	—	(11,444)	29	777	(28)	—	778
Amount	$324	$7,033	$(139,419)	$—	$(132,062)	$519	$14,028	$(493)	$—	$14,054

18

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	445	$5,299
For the Year Ended October 31, 2008	324	$5,117
7. Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.
8. Industry Classifications:
Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
9. Subsequent Events:
Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

19

The Hartford Global Health Fund
Financial Highlights
— Selected Per-Share Data (a) —

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$12.69	$(0.02)	$—	$1.01	$0.99	$—	$(0.61)	$—	$(0.61)	$0.38	$13.07
B	11.74	(0.08)	—	0.93	0.85	—	(0.61)	—	(0.61)	0.24	11.98
C	11.78	(0.10)	—	0.92	0.82	—	(0.61)	—	(0.61)	0.21	11.99
I	12.81	0.01	—	1.02	1.03	—	(0.61)	—	(0.61)	0.42	13.23
R3	13.19	(0.05)	—	1.04	0.99	—	(0.61)	—	(0.61)	0.38	13.57
R4	13.29	—	—	1.06	1.06	—	(0.61)	—	(0.61)	0.45	13.74
R5	13.38	0.03	—	1.07	1.10	—	(0.61)	—	(0.61)	0.49	13.87
Y	13.40	0.01	—	1.10	1.11	—	(0.61)	—	(0.61)	0.50	13.90

For the Year Ended October 31, 2008
A	18.85	(0.03)	—	(4.83)	(4.86)	—	(1.30)	—	(1.30)	(6.16)	12.69
B	17.67	(0.18)	—	(4.45)	(4.63)	—	(1.30)	—	(1.30)	(5.93)	11.74
C	17.71	(0.14)	—	(4.49)	(4.63)	—	(1.30)	—	(1.30)	(5.93)	11.78
I	18.96	0.01	—	(4.86)	(4.85)	—	(1.30)	—	(1.30)	(6.15)	12.81
R3	19.59	(0.03)	—	(5.07)	(5.10)	—	(1.30)	—	(1.30)	(6.40)	13.19
R4	19.66	—	—	(5.07)	(5.07)	—	(1.30)	—	(1.30)	(6.37)	13.29
R5	19.70	0.03	—	(5.05)	(5.02)	—	(1.30)	—	(1.30)	(6.32)	13.38
Y	19.74	0.05	—	(5.09)	(5.04)	—	(1.30)	—	(1.30)	(6.34)	13.40

For the Year Ended October 31, 2007
A	17.84	(0.04)	—	1.73	1.69	—	(0.68)	—	(0.68)	1.01	18.85
B	16.92	(0.20)	—	1.63	1.43	—	(0.68)	—	(0.68)	0.75	17.67
C	16.93	(0.15)	—	1.61	1.46	—	(0.68)	—	(0.68)	0.78	17.71
I	17.86	0.01	—	1.77	1.78	—	(0.68)	—	(0.68)	1.10	18.96
R3(g)	18.27	(0.02)	—	1.34	1.32	—	—	—	—	1.32	19.59
R4(g)	18.27	—	—	1.39	1.39	—	—	—	—	1.39	19.66
R5(g)	18.27	—	—	1.43	1.43	—	—	—	—	1.43	19.70
Y	18.57	0.04	—	1.81	1.85	—	(0.68)	—	(0.68)	1.17	19.74

For the Year Ended October 31, 2006
A	16.50	(0.07)	—	2.41	2.34	—	(1.00)	—	(1.00)	1.34	17.84
B	15.81	(0.20)	—	2.31	2.11	—	(1.00)	—	(1.00)	1.11	16.92
C	15.81	(0.18)	—	2.30	2.12	—	(1.00)	—	(1.00)	1.12	16.93
I(j)	17.34	—	—	0.52	0.52	—	—	—	—	0.52	17.86
Y	17.05	(0.01)	—	2.53	2.52	—	(1.00)	—	(1.00)	1.52	18.57

For the Year Ended October 31, 2005
A	15.00	(0.08)	—	2.35	2.27	—	(0.77)	—	(0.77)	1.50	16.50
B	14.50	(0.20)	—	2.28	2.08	—	(0.77)	—	(0.77)	1.31	15.81
C	14.51	(0.19)	—	2.26	2.07	—	(0.77)	—	(0.77)	1.30	15.81
Y	15.41	(0.01)	—	2.42	2.41	—	(0.77)	—	(0.77)	1.64	17.05

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

(g)	Commenced operations on December 22, 2006.

(h)	Not annualized.

(i)	Annualized.

(j)	Commenced operations on August 31, 2006.

20

— Ratios and Supplemental Data —

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)		Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

8.48%		$234,603	1.58%		1.55%		1.55%		(0.18)%		80%
7.95		31,746	2.54		2.11		2.11		(0.75)		—
7.66		74,424	2.28		2.28		2.28		(0.91)		—
8.73		15,934	1.27		1.27		1.27		0.04		—
8.15		1,330	1.79		1.79		1.79		(0.36)		—
8.64		6,147	1.40		1.40		1.40		0.00		—
8.89		1,412	1.11		1.11		1.11		0.27		—
8.95		1,813	0.99		0.99		0.99		0.11		—

(27.59)		299,699	1.41		1.41		1.41		(0.18)		67
(28.17)		45,475	2.32		2.24		2.24		(1.02)		—
(28.10)		93,208	2.15		2.15		2.15		(0.92)		—
(27.36)		43,036	1.11		1.11		1.11		0.10		—
(27.78)		503	1.91		1.85		1.85		(0.67)		—
(27.52)		3,921	1.35		1.35		1.35		(0.02)		—
(27.18)		1,449	1.05		1.05		1.05		0.27		—
(27.23)		155,104	0.95		0.95		0.95		0.28		—

9.96	(f)	509,341	1.41		1.41		1.41		(0.25)		41
8.92	(f)	82,932	2.30		2.29		2.29		(1.15)		—
9.11	(f)	137,101	2.15		2.15		2.15		(0.99)		—
10.48	(f)	15,017	1.07		1.07		1.07		0.08		—
7.22	(h)	112	1 .75	(i)	1 .75	(i)	1 .75	(i)	(0 .50	) (i)	—
7.61	(h)	494	1 .41	(i)	1 .41	(i)	1 .41	(i)	—	(i)	—
7.83	(h)	434	1 .14	(i)	1 .14	(i)	1 .14	(i)	—	(i)	—
10.45	(f)	213,110	0.95		0.95		0.95		0.20		—

14.96		370,285	1.61		1.60		1.60		(0.53)		30
14.10		80,574	2.45		2.32		2.32		(1.27)		—
14.17		97,956	2.31		2.31		2.31		(1.25)		—
3.00	(h)	785	1 .26	(i)	1 .15	(i)	1 .15	(i)	(0 .20	) (i)	—
15.56		192,814	1.08		1.08		1.08		(0.03)		—

15.67		209,835	1.71		1.60		1.60		(0.55)		50
14.86		71,204	2.52		2.35		2.35		(1.30)		—
14.78		72,546	2.36		2.35		2.35		(1.30)		—
16.19		169,698	1.08		1.08		1.08		(0.12)		—

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Health Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Health Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

22

The Hartford Global Health Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

The Hartford Global Health Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

24

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Global Health Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	N/A	N/A	0.608	0.608
Class B	N/A	N/A	0.608	0.608
Class C	N/A	N/A	0.608	0.608
Class I	N/A	N/A	0.608	0.608
Class R3	N/A	N/A	0.608	0.608
Class R4	N/A	N/A	0.608	0.608
Class R5	N/A	N/A	0.608	0.608
Class Y	N/A	N/A	0.608	0.608
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

26

The Hartford Global Health Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,172.20	$8.49	$1,000.00	$1,017.39	$7.88	1.55%	184	365
Class B	$1,000.00	$1,169.90	$11.65	$1,000.00	$1,014.47	$10.82	2.13	184	365
Class C	$1,000.00	$1,168.60	$12.41	$1,000.00	$1,013.76	$11.52	2.27	184	365
Class I	$1,000.00	$1,173.90	$6.96	$1,000.00	$1,018.80	$6.46	1.27	184	365
Class R3	$1,000.00	$1,170.80	$9.74	$1,000.00	$1,016.23	$9.05	1.78	184	365
Class R4	$1,000.00	$1,173.40	$7.67	$1,000.00	$1,018.15	$7.12	1.40	184	365
Class R5	$1,000.00	$1,174.40	$6.08	$1,000.00	$1,019.61	$5.65	1.11	184	365
Class Y	$1,000.00	$1,175.00	$6.41	$1,000.00	$1,019.31	$5.96	1.17	184	365

27

The Hartford Global Health Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Global Health Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

28

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets

29

The Hartford Global Health Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-17 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Growth Allocation Fund

The Hartford Growth Allocation Fund inception 05/28/2004

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks long-term capital appreciation.
Performance Overview(1) 5/28/04 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Growth Allocation A Barclays Capital U.S. $9,450 starting value Aggregate Bond Index $11,024 ending value $10,000 starting value $13,390 ending value S&P 500 Index $10,000 starting value $10,327 ending value
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception

Growth Allocation A#	17.06%	2.40%	2.88%
Growth Allocation A##	10.62%	1.25%	1.81%
Growth Allocation B#	16.13%	1.65%	2.14%
Growth Allocation B##	11.13%	1.30%	1.98%
Growth Allocation C#	16.10%	1.68%	2.15%
Growth Allocation C##	15.10%	1.68%	2.15%
Growth Allocation I#	17.47%	2.63%	3.09%
Growth Allocation R3#	16.76%	2.18%	2.67%
Growth Allocation R4#	16.96%	2.40%	2.88%
Growth Allocation R5#	17.38%	2.57%	3.03%
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.05%	5.52%
S&P 500 Index	9.78%	0.33%	0.59%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Growth Allocation Fund returned 17.06%, before sales charges, for the twelve-month period ended October 31, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 9.78% and 13.79%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Growth category, a group of funds with investment strategies similar to those of the Fund, was 16.15%.
Why did the Fund perform this way?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market — high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. After a difficult first half of the year, investor risk aversion fell significantly and the year ending October 31, 2009 finished strong.

2

During the period, the S&P 500 rose 9.8%. Across the different market capitalizations, mid-cap and large-cap stocks outperformed small-cap stocks. Within U.S. equities, the growth investment style outperformed value. In contrast to last year, international stocks outperformed U.S. stocks. Specifically, Emerging Markets stock, measured by the MSCI Emerging Markets Stock Index, posted the strongest results, up 64.6%. In March, investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter of 2009, with the S&P 500 rising 55% since the risk rally began in March. Within equities, investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and Russell Mid-Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 stocks outperformed their higher quality peers.
Within fixed income, yields decreased during the year, with the ten-year Treasury note yield falling 57 basis points to 3.38% and the five-year Treasury note yield falling 52 basis points to 2.31%. Within the major sectors of the Barclays Capital U.S. Aggregate Index, Credit was the top performer, while Agency securities were the worst. High Yield asset classes such as U.S. high yield bonds, floating rate notes, and Emerging Market Debt significantly outperformed the Barclays Capital U.S. Aggregate Index. The Barclays Capital High Yield index posted strong results, up 48.1% over the period.
Generally, the Fund’s target asset allocation is set at approximately 80% equities and 20% fixed-income. The Fund’s strategic asset allocation decisions within equities contributed to the fund’s performance. Specifically, favorable allocations within the international markets into emerging markets, international small-cap, and international real estate investment trusts (REITs) helped to offset an underweight (i.e. the Fund’s sector position was less than the benchmark position) to small and mid-cap stocks. The Fund benefited from our strategic asset allocation decisions within fixed income. Allocation to TIPS (Treasury Inflation Protected Securities) and intermediate-term bonds more than offset less favorable allocations to short-term bonds. The Fund’s duration (i.e. sensitivity to changes in interest rates) was targeted to be less than the Barclays Capital U.S. Aggregate Index, a decision based on the risk preferences of the Fund. For the year, duration positioning detracted from performance.
Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the year, our underlying fund selection enhanced relative performance (i.e. performance of the Fund as measured against the benchmark). No hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required for the reporting period.
During the period, the fund has continued to utilize exchange traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Specifically, the Fund has set target allocations to ETFs that provide U.S. and international real estate exposure.
What is the Outlook?
While the risk rally that began in early March has pushed equities and other high risk asset classes higher around the world, we believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their dramatic recovery in the 2nd and 3rd quarters. We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
Our view of the yield curve is consistent with low growth and low inflation and we expect yields to remain in their current ranges across the curve (10 year range of 3.2%-3.8%). In addition, we believe downward pressure on inflation has abated. However, slack in the economy means there are no near-term upward pressures on inflation. Longer maturities will likely remain in range despite continued concerns with supply pressures, inflation, dollar policy, and weak growth. We think the shape of the short end (3 months-3 years) of the curve already implies the imminent removal of accommodative monetary policy and despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
We have positioned the Fund with an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to international equities. In addition, we have reversed the underweight in inflation protected securities. Lastly, the Fund increased its exposure to REITs, recognizing the inflationary benefits of the asset class.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	0 .7%
SPDR DJ Wilshire REIT ETF	0 .2
The Hartford Capital Appreciation Fund, Class Y	20 .7
The Hartford Capital Appreciation II Fund, Class Y	0 .2
The Hartford Disciplined Equity Fund, Class Y	3 .0
The Hartford Dividend and Growth Fund, Class Y	2 .9
The Hartford Equity Income Fund, Class Y	2 .6
The Hartford Fundamental Growth Fund, Class Y	0 .9
The Hartford Global Growth Fund, Class Y	7 .2
The Hartford Growth Fund, Class Y	2 .5
The Hartford Growth Opportunities Fund, Class Y	5 .5
The Hartford Inflation Plus Fund, Class Y	3 .9
The Hartford International Opportunities Fund, Class Y	4 .3
The Hartford International Small Company Fund, Class Y	5 .1
The Hartford MidCap Fund, Class Y	0 .4
The Hartford Select MidCap Value Fund, Class Y	1 .7
The Hartford Select SmallCap Value Fund, Class Y	4 .6
The Hartford Short Duration Fund, Class Y	2 .3
The Hartford Small Company Fund, Class Y	3 .9
The Hartford SmallCap Growth Fund, Class Y	0 .1
The Hartford Total Return Bond Fund, Class Y	12 .5
The Hartford Value Fund, Class Y	14 .8
Other Assets and Liabilities	0 .0

Total	100.0%

3

The Hartford Growth Allocation Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES — 99.1%
EQUITY FUNDS — 80.4%
4,392	The Hartford Capital Appreciation Fund, Class Y		$132,825
97	The Hartford Capital Appreciation II Fund, Class Y •		1,068
1,789	The Hartford Disciplined Equity Fund, Class Y		19,245
1,158	The Hartford Dividend and Growth Fund, Class Y		18,825
1,561	The Hartford Equity Income Fund, Class Y		16,872
631	The Hartford Fundamental Growth Fund, Class Y •		5,935
3,485	The Hartford Global Growth Fund, Class Y •		46,423
1,134	The Hartford Growth Fund, Class Y •		16,049
1,630	The Hartford Growth Opportunities Fund, Class Y •		35,186
2,100	The Hartford International Opportunities Fund, Class Y		27,445
2,969	The Hartford International Small Company Fund, Class Y		32,335
159	The Hartford MidCap Fund, Class Y •		2,812
1,438	The Hartford Select MidCap Value Fund, Class Y		11,055
3,697	The Hartford Select SmallCap Value Fund, Class Y		29,425
1,645	The Hartford Small Company Fund, Class Y •		24,718
24	The Hartford SmallCap Growth Fund, Class Y •		508
9,957	The Hartford Value Fund, Class Y		95,091

	Total equity funds (cost $650,617)		$515,817

FIXED INCOME FUNDS — 18.7%
2,158	The Hartford Inflation Plus Fund, Class Y		$24,662
1,525	The Hartford Short Duration Fund, Class Y		14,637
7,759	The Hartford Total Return Bond Fund, Class Y		80,227

	Total fixed income funds (cost $118,474)		$119,526

	Total investments in affiliated investment companies (cost $769,091)		$635,343

EXCHANGE TRADED FUNDS — 0.9%
127	SPDR DJ Wilshire International Real Estate ETF		$4,381
30	SPDR DJ Wilshire REIT ETF		1,298

	Total exchange traded funds (cost $8,046)		$5,679

	Total long-term investments (cost $777,137)		$641,022

	Total investments (cost $777,137) ▲	100.0%	$641,022
	Other assets and liabilities	—%	246

	Total net assets	100.0%	$641,268

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $778,291 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,039
Unrealized Depreciation	(143,308)

Net Unrealized Depreciation	$(137,269)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Growth Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$635,343	$635,343	$—	$—
Exchange Traded Funds	5,679	5,679	—	—

Total	$641,022	$641,022	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Allocation Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $8,046)	$5,679
Investments in underlying affiliated funds, at market value (cost $769,091)	635,343
Receivables:
Investment securities sold	46
Fund shares sold	941
Dividends and interest	353
Other assets	49

Total assets	642,411

Liabilities:
Payables:
Fund shares redeemed	902
Investment management fees	15
Distribution fees	59
Accrued expenses	167

Total liabilities	1,143

Net assets	$641,268

Summary of Net Assets:
Capital stock and paid-in-capital	789,108
Accumulated undistributed net investment income	252
Accumulated net realized loss on investments	(11,977)
Unrealized depreciation of investments	(136,115)

Net assets	$641,268

Shares authorized	400,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$9.58/$10.14

Shares outstanding	38,276

Net assets	$366,509

Class B: Net asset value per share	$9.50

Shares outstanding	10,017

Net assets	$95,176

Class C: Net asset value per share	$9.49

Shares outstanding	16,911

Net assets	$160,530

Class I: Net asset value per share	$9.55

Shares outstanding	244

Net assets	$2,335

Class R3: Net asset value per share	$9.50

Shares outstanding	114

Net assets	$1,081

Class R4: Net asset value per share	$9.53

Shares outstanding	1,112

Net assets	$10,597

Class R5: Net asset value per share	$9.58

Shares outstanding	526

Net assets	$5,040

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Allocation Fund
Statement of Operations
For the Year Ended October 31, 2009
000’s Omitted)

Investment Income:
Dividends	$226
Dividends from underlying affiliated funds	11,817
Interest	—

Total investment income	12,043

Expenses:
Investment management fees	814
Administrative services fees	17
Transfer agent fees	1,265
Distribution fees
Class A	812
Class B	860
Class C	1,412
Class R3	2
Class R4	20
Custodian fees	1
Accounting services fees	68
Registration and filing fees	113
Board of Directors’ fees	16
Audit fees	24
Other expenses	156

Total expenses (before waivers)	5,580
Expense waivers	(62)
Transfer agent fee waivers	—

Total waivers	(62)

Total expenses, net	5,518

Net Investment Income	6,525

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(11,403)
Net realized loss on investments in securities	(23)

Net Realized Loss on Investments	(11,426)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	92,975

Net Changes in Unrealized Appreciation of Investments	92,975

Net Gain on Investments	81,549

Net Increase in Net Assets Resulting from Operations	$88,074

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Allocation Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$6,525	$5,854
Net realized gain (loss) on investments	(11,426)	36,540
Net unrealized appreciation (depreciation) of investments	92,975	(361,257)

Net Increase (Decrease) In Net Assets Resulting From Operations	88,074	(318,863)

Distributions to Shareholders:
From net investment income
Class A	(6,850)	(17,401)
Class B	(892)	(4,046)
Class C	(1,564)	(6,814)
Class I	(34)	(31)
Class R3	(1)	(2)
Class R4	(131)	(51)
Class R5	(78)	(26)
From net realized gain on investments
Class A	(7,321)	(27,626)
Class B	(2,009)	(7,937)
Class C	(3,308)	(13,242)
Class I	(29)	(44)
Class R3	(1)	(3)
Class R4	(122)	(69)
Class R5	(66)	(38)

Total distributions	(22,406)	(77,330)

Capital Share Transactions:
Class A	(389)	50,492
Class B	(4,589)	9,391
Class C	(3,865)	14,661
Class I	814	1,089
Class R3	914	28
Class R4	4,434	6,717
Class R5	1,567	3,083

Net increase (decrease) from capital share transactions	(1,114)	85,461

Net Increase (Decrease) In Net Assets	64,554	(310,732)
Net Assets:
Beginning of period	576,714	887,446

End of period	$641,268	$576,714

Accumulated undistributed (distribution in excess of) net investment income (loss)	$252	$3,277

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Allocation Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

9

The Hartford Growth Allocation Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

10

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11

The Hartford Growth Allocation Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$9,550	$31,057
Long-Term Capital Gains *	12,856	46,273

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$252
Accumulated Capital Losses *	(10,823)
Unrealized Depreciation †	(137,269)

Total Accumulated Deficit	$(147,840)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

12

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$10,823

Total	$10,823

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.
The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.50%	2.25%	2.25%	1.25%	1.81%	1.51%	1.21%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

13

The Hartford Growth Allocation Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $1,941 and contingent deferred sales charges of $266 from the Fund.
The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.
For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $105. These commissions are in turn paid to sales representatives of the broker/dealers.
e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $1,265 for providing such services. These fees are accrued daily and paid monthly.
Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$39,203
Sales Proceeds Excluding U.S. Government Obligations	55,981

14

6.	Capital Share Transactions:
The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	8,739	1,812	(10,645)	—	(94)	8,156	3,356	(7,836)	—	3,676
Amount	$72,072	$13,786	$(86,247)	$—	$(389)	$95,331	$43,714	$(88,553)	$—	$50,492
Class B
Shares	1,124	372	(2,054)	—	(558)	1,707	883	(1,974)	—	616
Amount	$9,071	$2,803	$(16,463)	$—	$(4,589)	$20,111	$11,427	$(22,147)	$—	$9,391
Class C
Shares	3,853	587	(5,044)	—	(604)	4,885	1,351	(5,357)	—	879
Amount	$31,960	$4,413	$(40,238)	$—	$(3,865)	$56,954	$17,474	$(59,767)	$—	$14,661
Class I
Shares	119	8	(36)	—	91	122	6	(30)	—	98
Amount	$1,056	$63	$(305)	$—	$814	$1,352	$75	$(338)	$—	$1,089
Class R3
Shares	135	—	(27)	—	108	3	—	(1)	—	2
Amount	$1,143	$2	$(231)	$—	$914	$30	$5	$(7)	$—	$28
Class R4
Shares	676	34	(162)	—	548	707	9	(174)	—	542
Amount	$5,433	$253	$(1,252)	$—	$4,434	$8,547	$120	$(1,950)	$—	$6,717
Class R5
Shares	246	19	(78)	—	187	320	5	(40)	—	285
Amount	$1,988	$144	$(565)	$—	$1,567	$3,486	$65	$(468)	$—	$3,083
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	136	$1,107
For the Year Ended October 31, 2008	110	$1,271
7.	Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.
8.	Subsequent Events:
Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

15

The Hartford Growth Allocation Fund
Financial Highlights
— Selected Per-Share Data (a) —

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$8.58	$0.12	$—	$1.24	$1.36	$(0.17)	$(0.19)	$—	$(0.36)	$1.00	$9.58
B	8.48	0.06	—	1.23	1.29	(0.08)	(0.19)	—	(0.27)	1.02	9.50
C	8.48	0.06	—	1.23	1.29	(0.09)	(0.19)	—	(0.28)	1.01	9.49
I	8.57	0.14	—	1.25	1.39	(0.22)	(0.19)	—	(0.41)	0.98	9.55
R3	8.51	0.03	—	1.30	1.33	(0.15)	(0.19)	—	(0.34)	0.99	9.50
R4	8.56	0.10	—	1.25	1.35	(0.19)	(0.19)	—	(0.38)	0.97	9.53
R5	8.60	0.13	—	1.25	1.38	(0.21)	(0.19)	—	(0.40)	0.98	9.58

For the Year Ended October 31, 2008
A	14.51	0.14	—	(4.81)	(4.67)	(0.47)	(0.79)	—	(1 .26)	(5.93)	8.58
B	14.37	0.03	—	(4.74)	(4.71)	(0.39)	(0.79)	—	(1 .18)	(5.89)	8.48
C	14.37	0.04	—	(4.75)	(4.71)	(0.39)	(0.79)	—	(1 .18)	(5.89)	8.48
I	14.49	0.37	—	(4.98)	(4.61)	(0.52)	(0.79)	—	(1 .31)	(5.92)	8.57
R3	14.46	0.18	—	(4.87)	(4.69)	(0.47)	(0.79)	—	(1 .26)	(5.95)	8.51
R4	14.51	0.43	—	(5.08)	(4.65)	(0.51)	(0.79)	—	(1 .30)	(5.95)	8.56
R5	14.54	0.46	—	(5.09)	(4.63)	(0.52)	(0.79)	—	(1 .31)	(5.94)	8.60

For the Year Ended October 31, 2007
A	12.66	0.14	—	2.23	2.37	(0.24)	(0.28)	—	(0.52)	1.85	14.51
B	12.57	0.04	—	2.21	2.25	(0.17)	(0.28)	—	(0.45)	1.80	14.37
C	12.57	0.05	—	2.20	2.25	(0.17)	(0.28)	—	(0.45)	1.80	14.37
I	12.67	0.26	—	2.14	2.40	(0.30)	(0.28)	—	(0.58)	1.82	14.49
R3(f)	12.59	(0.02)	—	1.89	1.87	—	—	—	—	1.87	14.46
R4(f)	12.59	—	—	1.92	1.92	—	—	—	—	1.92	14.51
R5(f)	12.59	—	—	1.95	1.95	—	—	—	—	1.95	14.54

For the Year Ended October 31, 2006
A	11.27	0.07	—	1.46	1.53	(0.13)	(0.01)	—	(0.14)	1.39	12.66
B	11.19	0.03	—	1.42	1.45	(0.06)	(0.01)	—	(0.07)	1.38	12.57
C	11.19	0.03	—	1.42	1.45	(0.06)	(0.01)	—	(0.07)	1.38	12.57
I(i)	12.16	(0.01)	—	0.52	0.51	—	—	—	—	0.51	12.67

For the Year Ended October 31, 2005
A	10.36	0.05	—	0.89	0.94	(0.03)	—	—	(0.03)	0.91	11.27
B	10.34	(0.01)	—	0.87	0.86	(0.01)	—	—	(0.01)	0.85	11.19
C	10.33	(0.01)	—	0.88	0.87	(0.01)	—	—	(0.01)	0.86	11.19

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Commenced operations on December 22, 2006.

(g)	Not annualized.

(h)	Annualized.

(i)	Commenced operations on August 31, 2006.

16

— Ratios and Supplemental Data —

		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

17.06%	$366,509	0.68%		0.68%		0.68%		1.45%		7%
16.13	95,176	1.51		1.44		1.44		0.70		—
16.10	160,530	1.43		1.43		1.43		0.72		—
17.47	2,335	0.28		0.28		0.28		1.70		—
16.76	1,081	1.00		1.00		1.00		0.35		—
16.96	10,597	0.61		0.61		0.61		1.22		—
17.38	5,040	0.31		0.31		0.31		1.62		—

(35.00)	329,312	0.59		0.59		0.59		1.06		13
(35.52)	89,717	1.41		1.41		1.41		0.26		—
(35.50)	148,584	1.34		1.34		1.34		0.34		—
(34.75)	1,310	0.23		0.23		0.23		0.97		—
(35.32)	49	1.06		1.06		1.06		0.34		—
(34.95)	4,825	0.59		0.59		0.59		0.17		—
(34.78)	2,917	0.30		0.30		0.30		0.63		—

19.35	503,345	0.60		0.60		0.60		0.93		39
18.40	143,140	1.41		1.32		1.32		0.22		—
18.44	238,997	1.34		1.31		1.31		0.25		—
19.71	804	0.23		0.23		0.23		0.58		—
14.85 (g)	53	0.95	(h)	0.93	(h)	0.93	(h)	(0.26	) (h)	—
15.25 (g)	325	0.66	(h)	0.65	(h)	0.65	(h)	(0.01	) (h)	—
15.49 (g)	782	0.38	(h)	0.38	(h)	0.38	(h)	0.25	(h)	—

13.64	370,088	0.69		0.67		0.67		0.49		13
12.96	107,818	1.51		1.32		1.32		(0.15)		—
12.96	181,434	1.44		1.32		1.32		(0.16)		—
4.19 (g)	10	0.66	(h)	0.42	(h)	0.42	(h)	0.16	(h)	—

9.12	205,331	0.72		0.64		0.64		0.42		1
8.37	65,739	1.53		1.29		1.29		(0.23)		—
8.47	100,339	1.47		1.29		1.29		(0.23)		—

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Growth Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Growth Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Growth Allocation Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	5.00%
Other Direct Federal Obligations*	1.00%
Other Securities	94.00%

Total	100.00%

DRD†	100.00%
QDI‡	100.00%
QII§	25.00%

*	The income received from federal obligations.

†	Income distributions, taxable as dividend income which qualify for deduction by corporations.

‡	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.174	N/A	0.190	0.364
Class B	0.084	N/A	0.190	0.274
Class C	0.089	N/A	0.190	0.279
Class I	0.215	N/A	0.190	0.405
Class R3	0.153	N/A	0.190	0.343
Class R4	0.188	N/A	0.190	0.378
Class R5	0.213	N/A	0.190	0.403
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Growth Allocation Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,191.50	$3.70	$1,000.00	$1,021.83	$3.41	0.67%	184	365
Class B	$1,000.00	$1,186.00	$8.10	$1,000.00	$1,017.80	$7.48	1.47	184	365
Class C	$1,000.00	$1,186.30	$7.83	$1,000.00	$1,018.05	$7.22	1.42	184	365
Class I	$1,000.00	$1,193.80	$1.44	$1,000.00	$1,023.89	$1.33	0.26	184	365
Class R3	$1,000.00	$1,190.50	$5.58	$1,000.00	$1,020.11	$5.14	1.01	184	365
Class R4	$1,000.00	$1,191.30	$3.26	$1,000.00	$1,022.23	$3.01	0.59	184	365
Class R5	$1,000.00	$1,193.00	$1.60	$1,000.00	$1,023.74	$1.48	0.29	184	365

23

The Hartford Growth Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Growth Allocation Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund

24

Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In

25

The Hartford Growth Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-18 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford High Yield Fund

The Hartford High Yield Fund

The Hartford High Yield Fund inception 09/30/1998

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks high current income. Growth of capital is a secondary objective.
Performance Overview(1) 10/31/99 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	10
	Year	Year	Year
High Yield A#	35.01%	3.92%	4.44%
High Yield A##	28.93%	2.97%	3.96%
High Yield B#	34.05%	3.15%	NA*
High Yield B##	29.05%	2.86%	NA*
High Yield C#	33.90%	3.17%	3.72%
High Yield C##	32.90%	3.17%	3.72%
High Yield I#	35.30%	4.10%	4.53%
High Yield R3#	34.68%	3.98%	4.67%
High Yield R4#	34.83%	4.16%	4.76%
High Yield R5#	35.11%	4.29%	4.82%
High Yield Y#	35.21%	4.36%	4.86%
Barclays Capital U.S. Corporate	47.96%	6.11%	6.50%
High Yield Bond Index

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Mark Niland, CFA	James Serhant, CFA
Managing Director	Senior Vice President, Senior Investment Analyst
How did the Fund perform?
The Class A shares of The Hartford High Yield Fund returned 35.01%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index returned 47.96%, while the average return of the Lipper High Current Yield Funds category, a group of funds with investment strategies similar to those of the Fund, was 35.3%.
Why did the Fund perform this way?
The performance for the high yield market (as represented by the Barclays Capital U.S. Corporate High Yield Bond Index) was the 2nd best twelve-month total return for the high yield market on record. This is somewhat astounding given that the twelve-month period started with one of the worst monthly performance numbers for the high yield market on record, -9.4% (last November). This period in retrospect turned out to be the peak of the financial crisis for high yield.

2

In December 2008 the high yield market led the rally out of the financial crisis, posting a 7.7% return, which turned out to be the beginning of the strongest high yield bull market in history. The Fund began the twelve-month period defensively positioned, with its cash allocation approaching 10%, reflecting a concerted effort to reduce risk earlier in 2008, as our analyst team began to identify issuers that would be potentially impacted by the weakening economy. Even as the market showed signs of improvement, the Fund did not immediately re-position to chase the early returns; instead it continued to utilize its bottom-up (i.e. stock by stock fundamental research), value-oriented investment strategy. This disciplined investment approach led to significant under-weights (versus the benchmark) in the sectors that were expected to be heavily impacted by the drop-off in the economy. These sectors included Autos, Manufacturing, Consumer Cyclicals and most significantly, Financials. In hindsight, the Fund was positioned defensively for too long as these sectors turned out to the best performers over the twelve-month period.
The Fund’s largest underweight position at the beginning of the period was to the high yield Financial sector, which turned out to be the top performing sector for the twelve-month period ended October 31, 2009. The Fund has historically avoided this sector under the premise that the cost of capital for these financials puts them at an inherent disadvantage to their investment grade competitors. In addition, the Government’s somewhat erratic involvement in the Financial sector (bailing out Bear Stearns, yet letting Lehman Brothers collapse) only served to further complicate investment decisions in an already volatile sector. As a result of its defensive positioning in general and its significant underweight to the Financials sector in particular, the Fund severely lagged the benchmark during the seven months through May, which included the best six-month performance for high yield on record to that point.
The confluence of the results of the Treasury conducted stress tests on the nation’s largest 19 banks and first quarter earnings that showed stabilization in corporate profits provided a framework to take up risk in the Fund in a manner consistent with the Fund’s investment process. The stress tests provided a framework for investing in high yield financials, enabling the Fund to take advantage of bank recapitalizations. At the same time, the Fund added risk in Industrial sectors where the ability to value companies and their debt securities improved substantially as earnings stabilized. By the end of June, the Fund’s risk profile was consistent with the broader high yield market, allowing it to produce returns that were more consistent with the market over the final five months of the period.
What is the outlook?
With the market up 48% over the last twelve-months, it is logical to ask, whether we have come too far too fast. Indeed, the high yield market has outpaced every other developed broad equity index over the last year, so from a relative value perspective, it seems the market may be due for a price correction. However, high yield market spreads (over treasuries) are still well below their historical average and median. In addition, strong new issue activity in the high yield market has had the impact of improving corporate liquidity while significantly reducing looming debt maturities on companies’ balance sheets. Furthermore, the structural quality of new issue high yield bonds are benefitting from the addition of security packages. This should lead to lower default rates over the coming twelve-months and higher recoveries over the next cycle.
We see the high yield market at a cross-road. Fundamentals are improving, but prices are not as historically cheap as they were. In order for the high yield market to continue its upward trend, monetary policy will have to remain extraordinarily accommodative, which is not a given. We have already begun to see the Government implement tightening simply by letting various programs expire, which is a trend that we expect to continue.
Distribution by Credit Quality
as of October 31, 2009

Percentage of
Long-Term
Rating	Holdings
BBB	3.5%
BB	24.4
B	34.7
CCC	29.0
CC	3.8
C	0.2
D	4.4

Total	100.0%

Distribution by Security Type
as of October 31, 2009

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	0.0%
Corporate Bonds: Investment Grade	1.1
Corporate Bonds: Non-Investment Grade	87.9
Preferred Stocks	0.0
Senior Floating Rate Interests: Investment Grade	1.9
Senior Floating Rate Interests: Non-Investment Grade	7.2
Short-Term Investments	1.4
Other Assets and Liabilities	0.5

Total	100.0%

3

Diversification by Industry
as of October 31, 2009

Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	2.5%
Administrative Waste Management and Remediation	1.2
Agriculture, Forestry, Fishing and Hunting	2.4
Air Transportation	1.1
Apparel Manufacturing	1.7
Arts, Entertainment and Recreation	8.5
Beverage and Tobacco Product Manufacturing	0.3
Chemical Manufacturing	1.5
Computer and Electronic Product Manufacturing	1.7
Construction	1.5
Electrical Equipment, Appliance Manufacturing	0.4
Fabricated Metal Product Manufacturing	0.6
Finance and Insurance	10.8
Food Manufacturing	1.3
Furniture and Related Product Manufacturing	0.5
Health Care and Social Assistance	8.5
Information	14.1
Machinery Manufacturing	0.3
Mining	1.4
Miscellaneous Manufacturing	1.0
Motor Vehicle & Parts Manufacturing	5.4
Paper Manufacturing	2.3
Petroleum and Coal Products Manufacturing	6.6
Pipeline Transportation	1.6
Plastics and Rubber Products Manufacturing	1.1
Primary Metal Manufacturing	0.9
Printing and Related Support Activities	0.8
Professional, Scientific and Technical Services	2.9
Public Administration	0.3
Real Estate and Rental and Leasing	1.6
Retail Trade	5.4
Soap, Cleaning Compound, and Toilet Manufacturing	0.2
Textile Product Mills	0.8
Utilities	5.7
Water Transportation	0.8
Wholesale Trade	0.4
Other Securities
Banks	0.0
Short-Term Investments	1.4
Other Assets and Liabilities	0.5

Total	100.0%

4

The Hartford High Yield Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 0.0%
	Finance and Insurance — 0.0%
	Soundview NIM Trust
$920	8.25%, 12/25/2036 ⌂•	$—

	Total asset & commercial mortgage backed Securities (cost $915)	$—

CORPORATE BONDS: INVESTMENT GRADE — 1.1%
	Apparel Manufacturing — 0.4%
	Phillips Van-Heusen Corp.
$1,545	7.75%, 11/15/2023 ‡	$1,388

	Finance and Insurance — 0.7%
	Goldman Sachs Capital Trust II
3,000	5.79%, 06/01/2012 ‡♠Δ	2,231

	Total corporate bonds: investment grade (cost $2,814)	$3,619

CORPORATE BONDS: NON-INVESTMENT GRADE — 87.9%
	Accommodation and Food Services — 2.5%
	Ameristar Casinos, Inc.
$1,215	9.25%, 06/01/2014 ■	$1,264
	Harrah’s Operating Co., Inc.
1,855	11.25%, 06/01/2017 ■	1,892
	MGM Mirage, Inc.
1,965	11.13%, 11/15/2017 ■	2,161
2,040	11.38%, 03/01/2018 ■	1,836
	MTR Gaming Group, Inc.
950	12.63%, 07/15/2014 ■	931

		8,084

	Administrative Waste Management and Remediation — 1.2%
	Iron Mountain, Inc.
1,225	7.75%, 01/15/2015	1,240
	Sabre Holdings Corp.
1,290	8.35%, 03/15/2016	1,152
	West Corp.
1,550	9.50%, 10/15/2014	1,550

		3,942

	Agriculture, Forestry, Fishing and Hunting — 2.4%
	ASG Consoloidated Finance LLC
4,210	11.50%, 11/01/2011	4,115
	Dole Food Co., Inc.
1,095	13.88%, 03/15/2014 ■	1,281
	Tyson Foods, Inc.
1,115	10.50%, 03/01/2014	1,271
	Weyerhaeuser Co.
1,470	7.38%, 03/15/2032	1,349

		8,016

	Air Transportation — 1.1%
	Bristow Group, Inc.
1,340	7.50%, 09/15/2017	1,290
	Continental Airlines, Inc.
1,442	7.37%, 12/15/2015	1,226
	Global Aviation Holdings Ltd.
1,275	14.00%, 08/15/2013 ■	1,262

		3,778

	Apparel Manufacturing — 1.3%
	Levi Strauss & Co.
1,075	9.75%, 01/15/2015	1,124
	Quiksilver, Inc.
4,135	6.88%, 04/15/2015	3,194

		4,318

	Arts, Entertainment and Recreation — 6.5%
	AMC Entertainment, Inc.
325	11.00%, 02/01/2016	341
	Cenveo, Inc.
1,400	10.50%, 08/15/2016 ■	1,376
	Echostar DBS Corp.
1,230	7.75%, 05/31/2015	1,258
	FireKeepers Development Authority
3,870	13.88%, 05/01/2015 ■	4,180
	First Data Corp.
4,981	10.55%, 09/24/2015	4,457
	Marquee Holdings, Inc.
1,725	9.51%, 08/15/2014	1,434
	Sirius Satellite Radio, Inc.
1,365	9.63%, 08/01/2013	1,246
	TL Acquisitions, Inc.
1,915	13.25%, 07/15/2015 ■	1,800
	Universal City Development Partners Ltd.
1,639	10.88%, 11/15/2016 ■☼	1,639
	Virgin Media Finance plc
1,150	9.50%, 08/15/2016	1,216
	Virgin Media, Inc.
2,290	6.50%, 11/15/2016 ۞■	2,421

		21,368

	Beverage and Tobacco Product Manufacturing — 0.3%
	Constellation Brands, Inc.
1,000	8.38%, 12/15/2014	1,055

	Chemical Manufacturing — 1.3%
	Hexion Specialty Chemicals
1,450	9.75%, 11/15/2014	1,233
	Huntsman International LLC
1,390	7.38%, 01/01/2015	1,279
	Nalco Co.
1,045	8.88%, 11/15/2013	1,076
	Potlatch Corp.
650	12.50%, 12/01/2009 ⌂Δ	650

		4,238

	Computer and Electronic Product Manufacturing — 1.0%
	Nextel Communications, Inc.
1,500	7.38%, 08/01/2015	1,329
	Seagate Technology International
1,755	10.00%, 05/01/2014 ■	1,948

		3,277

	Construction — 1.5%
	Beazer Homes USA, Inc.
1,100	8.38%, 04/15/2012	946
	D.R. Horton, Inc.
1,425	6.13%, 01/15/2014	1,389
	Lennar Corp.
1,325	5.60%, 05/31/2015	1,213
	Pulte Homes, Inc.
1,355	7.88%, 06/15/2032	1,260

		4,808

The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE — 87.9% — (continued)
	Electrical Equipment, Appliance Manufacturing — 0.4%
	General Cable Corp.
$1,275	7.13%, 04/01/2017	$1,230

	Fabricated Metal Product Manufacturing — 0.6%
	Crown Americas, Inc.
1,900	7.63%, 05/15/2017 ■	1,948

	Finance and Insurance — 9.7%
	American General Finance Corp.
7,350	6.90%, 12/15/2017	5,115
	Bank of America Capital II
1,835	8.00%, 12/15/2026	1,771
	Citigroup, Inc.
1,800	8.30%, 12/21/2057 ‡Δ	1,665
	Developers Diversified Realty Corp.
1,300	9.63%, 03/15/2016	1,320
	Ford Motor Credit Co.
3,810	12.00%, 05/15/2015	4,291
	GMAC LLC
1,200	7.00%, 02/01/2012 ■	1,146
3,800	8.00%, 11/01/2031 ■	3,249
	Host Hotels & Resorts L.P.
1,200	9.00%, 05/15/2017 ■	1,284
	Hub International Holdings, Inc.
1,190	9.00%, 12/15/2014 ■	1,136
	Janus Capital Group, Inc.
1,285	6.95%, 06/15/2017	1,221
	Leucadia National Corp.
1,650	7.13%, 03/15/2017	1,559
	Liberty Mutual Group, Inc.
1,350	10.75%, 06/15/2058 ■	1,418
	LPL Holdings, Inc.
4,935	10.75%, 12/15/2015 ■	4,997
	NB Capital Trust IV
500	8.25%, 04/15/2027	490
	Starwood Hotels & Resorts
1,200	7.88%, 10/15/2014	1,242

		31,904

	Food Manufacturing — 0.4%
	Smithfield Foods, Inc.
1,185	10.00%, 07/15/2014 ■	1,244

	Furniture and Related Product Manufacturing — 0.5%
	Masco Corp.
1,840	7.75%, 08/01/2029	1,750

	Health Care and Social Assistance — 7.1%
	Biomet, Inc.
1,160	10.38%, 10/15/2017	1,248
	HCA, Inc.
1,575	7.50%, 11/15/2095	1,171
4,539	7.88%, 02/01/2011	4,630
825	8.36%, 04/15/2024	758
1,655	9.25%, 11/15/2016	1,730
	HealthSouth Corp.
1,150	10.75%, 06/15/2016	1,248
	IASIS Healthcare Capital Corp.
1,280	8.75%, 06/15/2014	1,312
	Inverness Medical Innovation, Inc.
1,250	9.00%, 05/15/2016	1,269
	Multiplan Corp.
1,905	10.38%, 04/15/2016 ■	1,829
	Psychiatric Solutions, Inc.
1,290	7.75%, 07/15/2015	1,270
	Reable Therapeutics Finance LLC
1,555	11.75%, 11/15/2014	1,555
	Rite Aid Corp.
1,795	6.88%, 12/15/2028 ■	987
2,450	7.70%, 02/15/2027	1,397
975	10.25%, 10/15/2019 ■	980
	Skilled Healthcare Group, Inc.
840	11.00%, 01/15/2014	874
	Warner Chilcott Corp.
1,215	8.75%, 02/01/2015	1,257

		23,515

	Information — 13.3%
	Canwest MediaWorks L.P.
1,800	9.25%, 08/01/2015 ■•	360
	Charter Communications Operating LLC
3,890	10.00%, 04/30/2012 ■Ψ	3,948
2,960	12.88%, 09/15/2014 ■Ψ	3,271
	Citizens Communications Co.
2,445	7.88%, 01/15/2027	2,243
	CSC Holdings, Inc.
2,075	8.50%, 04/15/2014 ■	2,192
	Intelsat Jackson Holdings Ltd.
5,305	11.50%, 06/15/2016	5,570
	Lender Process Services
1,200	8.13%, 07/01/2016	1,263
	Level 3 Financing, Inc.
1,500	8.75%, 02/15/2017	1,283
3,900	12.25%, 03/15/2013	4,066
	MetroPCS Wireless, Inc.
1,225	9.25%, 11/01/2014	1,234
	Qwest Corp.
5,431	7.25%, 10/15/2035	4,508
	Sprint Capital Corp.
4,495	8.38%, 03/15/2012	4,551
3,460	8.75%, 03/15/2032	2,993
	Videotron Ltee
1,300	9.13%, 04/15/2018 ■	1,407
	Wind Acquisition Finance S.A.
1,413	10.75%, 12/01/2015 ■	1,526
1,380	11.75%, 07/15/2017 ■	1,559
	Windstream Corp.
1,740	8.63%, 08/01/2016	1,788

		43,762

	Machinery Manufacturing — 0.3%
	Case New Holland, Inc.
1,100	7.75%, 09/01/2013 ■	1,092

	Mining — 1.4%
	Drummond Co., Inc.
1,330	9.00%, 10/15/2014 ■	1,343
	James River Coal Co.
1,300	9.38%, 06/01/2012	1,274
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE — 87.9% — (continued)
	Mining — 1.4% — (continued)
	Teck Resources Ltd.
$1,585	10.75%, 05/15/2019	$1,847

		4,464

	Miscellaneous Manufacturing — 1.0%
	L-3 Communications Corp.
1,620	6.13%, 01/15/2014	1,604
	Transdigm, Inc.
1,265	7.75%, 07/15/2014	1,271
570	7.75%, 07/15/2014 ■	573

		3,448

	Motor Vehicle & Parts Manufacturing — 3.0%
	ESCO Corp.
1,425	8.63%, 12/15/2013 ■	1,407
	Ford Motor Co.
1,550	9.22%, 09/15/2021	1,310
	Tenneco, Inc.
2,450	8.63%, 11/15/2014	2,309
	TRW Automotive, Inc.
1,750	7.00%, 03/15/2014 ■	1,627
	UCI Holdco, Inc.
5,915	9.25%, 12/15/2013 Δ	3,076

		9,729

	Paper Manufacturing — 2.3%
	Appleton Papers, Inc.
1,762	11.25%, 12/15/2015 ■	1,484
	Domtar Corp.
1,135	10.75%, 06/01/2017	1,302
	Georgia-Pacific LLC
1,275	7.00%, 01/15/2015 ■	1,288
1,190	8.25%, 05/01/2016 ■	1,261
	NewPage Corp.
950	11.38%, 12/31/2014 ■	948
	Westvaco Corp.
1,138	8.20%, 01/15/2030 ‡	1,140

		7,423

	Petroleum and Coal Products Manufacturing — 6.3%
	Alon Refining Krotz Springs, Inc.
1,135	13.50%, 10/15/2014 ■	1,073
	Bill Barrett Corp.
1,495	9.88%, 07/15/2016	1,585
	Chesapeake Energy Corp.
970	7.00%, 08/15/2014	977
2,340	9.50%, 02/15/2015	2,533
	Ferrellgas Partners L.P.
1,235	9.13%, 10/01/2017 ■	1,291
	Headwaters, Inc.
945	11.38%, 11/01/2014 ■	947
	Linn Energy LLC
1,565	11.75%, 05/15/2017 ■	1,739
	Opti Canada, Inc.
1,985	8.25%, 12/15/2014	1,558
	Petrohawk Energy Corp.
1,825	9.13%, 07/15/2013	1,889
	Plains Exploration & Production Co.
1,475	10.00%, 03/01/2016	1,578
	Sandridge Energy, Inc.
1,170	9.88%, 05/15/2016 ■	1,252
	Star Gas Partners L.P.
945	10.25%, 02/15/2013	954
	Targa Resources Partners
1,625	11.25%, 07/15/2017 ■	1,739
	Western Refining, Inc.
1,590	11.25%, 06/15/2017 ■	1,471

		20,586

	Pipeline Transportation — 1.6%
	Dynegy Holdings, Inc.
1,450	7.75%, 06/01/2019	1,222
	El Paso Corp.
1,545	7.75%, 01/15/2032	1,446
1,065	7.80%, 08/01/2031	998
	MarkWest Energy
1,595	8.75%, 04/15/2018	1,631

		5,297

	Plastics and Rubber Products Manufacturing — 1.1%
	Goodyear Tire & Rubber Co.
1,725	5.01%, 12/01/2009 Δ	1,724
	Plastipak Holdings, Inc.
875	10.63%, 08/15/2019 ■	958
	Solo Cup Co.
1,000	8.50%, 02/15/2014	973

		3,655

	Primary Metal Manufacturing — 0.9%
	Novelis, Inc.
825	7.25%, 02/15/2015	740
645	11.50%, 02/15/2015 ■	671
	Steel Dynamics, Inc.
1,405	8.25%, 04/15/2016 ■	1,412

		2,823

	Printing and Related Support Activities — 0.8%
	Harland Clarke Holdings
1,550	9.50%, 05/15/2015	1,414
	Sheridan Group, Inc.
1,475	10.25%, 08/15/2011	1,298

		2,712

	Professional, Scientific and Technical Services — 2.9%
	Affinion Group, Inc.
750	10.13%, 10/15/2013	769
6,780	11.50%, 10/15/2015	7,085
	SunGard Data Systems, Inc.
1,693	10.25%, 08/15/2015	1,746

		9,600

	Public Administration — 0.3%
	Corrections Corp. of America
1,165	6.25%, 03/15/2013	1,159

	Real Estate and Rental and Leasing — 1.6%
	American Real Estate Partners L.P.
1,405	7.13%, 02/15/2013 ‡	1,381
	Ashtead Capital, Inc.
1,650	9.00%, 08/15/2016 ■	1,625
	Hertz Corp.
1,550	8.88%, 01/01/2014	1,569
	Realogy Corp.
835	10.50%, 04/15/2014	597

		5,172

The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE — 87.9% — (continued)
	Retail Trade — 5.4%
	Dollar General Corp.
$1,425	11.88%, 07/15/2017	$1,596
	Dollarama Group L.P.
1,440	8.88%, 08/15/2012	1,504
	J.C. Penney Co., Inc.
1,780	7.63%, 03/01/2097	1,384
	Macys, Inc.
3,250	6.90%, 04/01/2029	2,681
	Michaels Stores, Inc.
1,400	11.38%, 11/01/2016	1,354
	Nebraska Book Co., Inc.
1,600	10.00%, 12/01/2011 ■	1,612
	New Albertson’s, Inc.
2,425	8.00%, 05/01/2031	2,207
	Toys R Us, Inc.
1,680	7.88%, 04/15/2013	1,634
	United Components, Inc.
2,320	9.38%, 06/15/2013	2,198
	Yankee Acquisition Corp.
1,500	8.50%, 02/15/2015	1,433

		17,603

	Soap, Cleaning Compound, and Toilet Manufacturing — 0.2%
	Johnson Diversey, Inc.
275	9.63%, 05/15/2012	279
550	10.67%, 05/15/2013	558

		837

	Textile Product Mills — 0.8%
	Interface, Inc.
1,300	11.38%, 11/01/2013 ■	1,404
	Mohawk Industries, Inc.
1,235	6.88%, 01/15/2016	1,210

		2,614

	Utilities — 5.7%
	AES Corp.
2,120	9.75%, 04/15/2016 ■	2,311
	Calpine Corp.
2,080	7.25%, 10/15/2017 ■	1,960
	Energy Future Holdings Corp.
4,550	11.25%, 11/01/2017	2,958
	Mirant Americas Generation LLC
2,495	8.30%, 05/01/2011	2,539
	Mirant North America LLC
1,935	7.38%, 12/31/2013	1,906
	NRG Energy, Inc.
1,620	7.25%, 02/01/2014	1,608
2,380	8.50%, 06/15/2019	2,410
	Orion Power Holdings, Inc.
2,200	12.00%, 05/01/2010	2,271
	Reliant Energy, Inc.
805	9.24%, 07/02/2017	861

		18,824

	Water Transportation — 0.8%
	Royal Caribbean Cruises Ltd.
1,125	11.88%, 07/15/2015	1,263
	Ship Finance International Ltd.
1,305	8.50%, 12/15/2013	1,240

		2,503

	Wholesale Trade — 0.4%
	SGS International, Inc.
1,350	12.00%, 12/15/2013	1,282

	Total corporate bonds: non-investment grade (cost $265,461)	$289,060

SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE♦ — 1.9%
	Food Manufacturing — 0.9%
	WM Wrigley Jr. Co.
$2,808	6.50%, 10/06/2014 ±☼	$2,840

	Health Care and Social Assistance — 1.0%
	Fresenius SE, Term Loan B
1,972	6.75%, 09/10/2014 ±☼	1,983
	Fresenius SE, Term Loan B2
1,294	6.75%, 09/10/2014 ±☼	1,302

		3,285

	Total senior floating rate interests: investment Grade (cost $6,108)	$6,125

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ — 7.2%
	Arts, Entertainment and Recreation — 2.0%
	Chester Downs and Marina LLC
$825	12.38%, 07/31/2016 ±☼	$820
	Marquee Holdings, Inc.
6,378	5.30%, 06/13/2012 ±	5,708

		6,528

	Chemical Manufacturing — 0.2%
	Lyondell Chemical Co.
520	9.17%, 02/03/2010 ±☼Ψ	535

	Computer and Electronic Product Manufacturing — 0.7%
	Freescale Semiconductor, Inc.
1,261	12.50%, 12/15/2014 ±	1,288
	Infor Lux Bond Co.
2,822	8.25%, 09/02/2014 ±☼	959

		2,247

	Finance and Insurance — 0.4%
	Nuveen Investments, Inc.
1,415	12.50%, 07/31/2015 ±	1,441

	Health Care and Social Assistance — 0.4%
	IASIS Healthcare Capital Corp.
1,502	5.53%, 06/13/2014 ±	1,337

	Information — 0.8%
	Level 3 Communications Corp.
615	8.50%, 03/13/2014 ±	652
	WideOpenWest Finance LLC
2,755	7.30%, 06/29/2015 ±☼	2,108

		2,760

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ — 7.2% — (continued)
	Motor Vehicle & Parts Manufacturing — 2.4%
	Lear Corp.
$5,987	5.50%, 04/25/2012 ◊Ω		$5,754
1,401	12.25%, 08/10/2010 ±Ω		1,401
	Lear Corp., Delayed Delivery Term Loan B
335	5.50%, 10/21/2014 ◊☼Ψ		337
	Lear Corp., Term Loan B
335	5.50%, 10/21/2014 ◊☼Ψ		337

			7,829

	Petroleum and Coal Products Manufacturing — 0.3%
	Turbo Beta Ltd.
1,278	14.50%, 03/12/2018 ±⌂†		895

	Total senior floating rate interests: non-investment grade (cost $21,611)		$23,572

PREFERRED STOCKS — 0.0%
	Banks — 0.0%
52	Federal National Mortgage Association, 8.25% •		$60

	Total preferred stocks (cost $668)		$60

	Total long-term investments (cost $297,577)		$322,436

SHORT-TERM INVESTMENTS — 1.4%
	Investment Pools and Funds — 1.4%
4,518	JP Morgan U.S. Government Money Market Fund		$4,518
—	State Street Bank U.S. Government Money Market Fund		—
—	Wells Fargo Advantage Government Money Market Fund		—

			4,518

	Total short-term investments (cost $4,518)		$4,518

	Total investments (cost $302,095) ▲	99.5%	$326,954
	Other assets and liabilities	0.5%	1,659

	Total net assets	100.0%	$328,613

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.6% of total net assets at October 31, 2009.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $303,132 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$29,791
Unrealized Depreciation	(5,969)

Net Unrealized Appreciation	$23,822

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2009, was $895, which represents 0.27% of total net assets.

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2009.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $90,960, which represents 27.68% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

☼	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2009 was $6,874.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2009.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2009.

Ω	Debt security in default due to bankruptcy.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

♦	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)
⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
05/2001 – 11/2001	$650	Potlatch Corp., 12.50%, 12/01/2009	$645
02/2007	$920	Soundview NIM Trust, 8.25%, 12/25/2036 – 144A	915
06/2008 – 05/2009	$1,278	Turbo Beta Ltd., 14.50%, 03/12/2018	1,278
The aggregate value of these securities at October 31, 2009 was $1,545 which represents 0.47% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

10

The Hartford High Yield Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Corporate Bonds: Investment Grade	3,619	—	3,619	—
Corporate Bonds: Non-Investment Grade	289,060	—	287,834	1,226
Preferred Stocks ‡	60	60	—	—
Senior Floating Rate Interests: Investment Grade	6,125	—	6,125	—
Senior Floating Rate Interests: Non-Investment Grade	23,572	—	22,677	895
Short-Term Investments	4,518	4,518	—	—

Total	$326,954	$4,578	$320,255	$2,121

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
         Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized		Transfers In	Balance as of
	October 31,	Realized Gain	Appreciation	Net Purchases	and/or Out of	October 31,
	2008	(Loss)	(Depreciation)	(Sales)	Level 3	2009

Assets:
Asset & Commercial Mortgage Backed Securities	641	(346)	(74)*	(221)	—	—
Common Stock	—	(21)	21 †	—	—	—
Corporate Bonds and Senior Floating Rate Interests	4,098	(253)	420 ‡	210	(2,354)	2,121

Total	$4,739	$(620)	$367	$(11)	$(2,354)	$2,121

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $(4).

†	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $—.

‡	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $(19).
The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $302,095)	$326,954
Foreign currency on deposit with custodian (cost $—)	—
Receivables:
Investment securities sold	8,290
Fund shares sold	739
Dividends and interest	8,001
Other assets	299

Total assets	344,283

Liabilities:
Payables:
Investment securities purchased	11,327
Fund shares redeemed	3,709
Investment management fees	38
Dividends	473
Distribution fees	21
Accrued expenses	75
Other liabilities	27

Total liabilities	15,670

Net assets	$328,613

Summary of Net Assets:
Capital stock and paid-in-capital	401,638
Accumulated undistributed net investment income	428
Accumulated net realized loss on investments and foreign currency transactions	(98,312)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	24,859

Net assets	$328,613

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$6.73/$7.05

Shares outstanding	30,058

Net assets	$202,256

Class B: Net asset value per share	$6.71

Shares outstanding	3,391

Net assets	$22,749

Class C: Net asset value per share	$6.71

Shares outstanding	7,712

Net assets	$51,777

Class I: Net asset value per share	$6.74

Shares outstanding	307

Net assets	$2,068

Class R3: Net asset value per share	$6.73

Shares outstanding	25

Net assets	$166

Class R4: Net asset value per share	$6.73

Shares outstanding	3

Net assets	$18

Class R5: Net asset value per share	$6.73

Shares outstanding	2

Net assets	$11

Class Y: Net asset value per share	$6.73

Shares outstanding	7,363

Net assets	$49,568

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Interest	$27,074
Securities lending	24

Total investment income	27,098

Expenses:
Investment management fees	1,676
Administrative services fees	—
Transfer agent fees	533
Distribution fees
Class A	383
Class B	192
Class C	346
Class R3	—
Class R4	—
Custodian fees	11
Accounting services fees	43
Registration and filing fees	94
Board of Directors’ fees	7
Audit fees	11
Other expenses	45

Total expenses (before waivers and fees paid indirectly)	3,341
Expense waivers	(300)
Transfer agent fee waivers	(18)
Custodian fee offset	—

Total waivers and fees paid indirectly	(318)

Total expenses, net	3,023

Net Investment Income	24,075

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(19,289)
Net realized gain on futures	1,461
Net realized loss on forward foreign currency contracts	(134)
Net realized gain on other foreign currency transactions	75

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(17,887)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	76,682
Net unrealized depreciation of futures	(263)
Net unrealized appreciation of forward foreign currency contracts	18
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	7

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	76,444

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	58,557

Net Increase in Net Assets Resulting from Operations	$82,632

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$24,075	$17,427
Net realized loss on investments, other financial instruments and foreign currency transactions	(17,887)	(22,497)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	76,444	(48,390)

Net Increase (Decrease) In Net Assets Resulting From Operations	82,632	(53,460)

Distributions to Shareholders:
From net investment income
Class A	(15,580)	(12,185)
Class B	(1,856)	(1,900)
Class C	(3,270)	(2,233)
Class I	(207)	(34)
Class R3	(6)	(1)
Class R4	(1)	(1)
Class R5	(1)	(1)
Class Y	(3,239)	(770)

Total distributions	(24,160)	(17,125)

Capital Share Transactions:
Class A	48,076	(5,268)
Class B	836	(5,433)
Class C	21,632	(3,638)
Class I	681	878
Class R3	131	8
Class R4	7	1
Class R5	1	1
Class Y	27,761	11,813

Net increase (decrease) from capital share transactions	99,125	(1,638)

Net Increase (Decrease) In Net Assets	157,597	(72,223)
Net Assets:
Beginning of period	171,016	243,239

End of period	$328,613	$171,016

Accumulated undistributed (distribution in excess of) net investment income (loss)	$428	$581

The accompanying notes are an integral part of these financial statements.

14

The Hartford High Yield Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford High Yield Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m.

15

The Hartford High Yield Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty

16

cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment

17

The Hartford High Yield Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of October 31, 2009.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

18

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

j)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2009.

k)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

l)	Senior Floating Rate Interests — The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

m)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the

19

The Hartford High Yield Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

n)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

o)	Additional Derivative Instrument(s) Information

The volume of derivative activity was minimal during the year ended October 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$—	$—	$1,461	$—	$—	$1,461
Foreign exchange contracts	—	—	—	(134)	—	(134)

Total	$—	$—	$1,461	$(134)	$—	$1,327

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	—	—	(263)	—	—	$(263)
Foreign exchange contracts	—	—	—	18	—	18

Total	$—	$—	$(263)	$18	$—	$(245)

p)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long

20

and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. As of October 31, 2009, there were no outstanding futures contracts.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. As of October 31, 2009, there were no outstanding purchased or written option contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

21

The Hartford High Yield Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$23,916	$17,209
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,018
Accumulated Capital Losses *	(97,275)
Unrealized Appreciation †	23,822

Total Accumulated Deficit	$(72,435)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease undistributed net investment income by $68, increase accumulated net realized gain on investments by $1,712, and decrease paid-in-capital by $1,644.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2010	$25,246
2011	28,570
2014	3,595
2016	21,761
2017	18,103

Total	$97,275

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2009, the Fund had $1,643 in expired capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

22

5.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.70%
On next $500 million	0.65%
On next $4 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.15%	1.90%	1.90%	0.90%	1.40%	1.10%	0.90%	0.90%
Effective November 1, 2009, HIFSCO has agreed to revise the voluntary limit (which is the permanent expense limitation) on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.20%	1.95%	1.95%	0.95%	1.45%	1.15%	0.95%	0.95%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, this amount is included in the Statement of Operations.

23

The Hartford High Yield Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.15%	1.15%	1.15%		1.20%	1.33%
Class B Shares	1.80	1.87	1.90		1.94	2.10
Class C Shares	1.90	1.90	1.83		1.89	2.00
Class I Shares	0.86	0.82	0.75	*
Class R3 Shares	1.40	1.40	1.40	†
Class R4 Shares	1.10	1.10	1.10	†
Class R5 Shares	0.89	0.90	0.85	†
Class Y Shares	0.79	0.79	0.67		0.73	0.87

*	From May 31, 2007 (commencement of operations), through October 31, 2007.

†	From December 22, 2006 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $714 and contingent deferred sales charges of $48 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $23. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the

24

transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $507 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
6.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	2
Class R5	2
7.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$515,851
Sales Proceeds Excluding U.S. Government Obligations	403,290
Cost of Purchases for U.S. Government Obligations	723
Sales Proceeds for U.S. Government Obligations	708

25

The Hartford High Yield Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
8.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	25,318	2,293	(18,806)	—	8,805	10,759	1,429	(12,581)	—	(393)
Amount	$141,209	$13,526	$(106,659)	$—	$48,076	$74,918	$10,120	$(90,306)	$—	$(5,268)
Class B
Shares	1,352	251	(1,448)	—	155	316	197	(1,272)	—	(759)
Amount	$7,685	$1,461	$(8,310)	$—	$836	$2,252	$1,397	$(9,082)	$—	$(5,433)
Class C
Shares	6,444	402	(3,058)	—	3,788	1,843	205	(2,556)	—	(508)
Amount	$36,466	$2,380	$(17,214)	$—	$21,632	$13,308	$1,452	$(18,398)	$—	$(3,638)
Class I
Shares	716	27	(577)	—	166	142	5	(25)	—	122
Amount	$4,326	$163	$(3,808)	$—	$681	$1,016	$31	$(169)	$—	$878
Class R3
Shares	25	1	(4)	—	22	2	—	—	—	2
Amount	$154	$6	$(29)	$—	$131	$7	$1	$—	$—	$8
Class R4
Shares	1	1	—	—	2	—	—	—	—	—
Amount	$6	$1	$—	$—	$7	$—	$1	$—	$—	$1
Class R5
Shares	—	1	—	—	1	—	—	—	—	—
Amount	$—	$1	$—	$—	$1	$—	$1	$—	$—	$1
Class Y
Shares	5,701	527	(1,289)	—	4,939	2,333	112	(639)	—	1,806
Amount	$32,480	$3,106	$(7,825)	$—	$27,761	$15,615	$778	$(4,580)	$—	$11,813
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	318	$1,860
For the Year Ended October 31, 2008	246	$1,796
9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

26

11.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

27

The Hartford High Yield Fund
Financial Highlights
— Selected Per-Share Data (a) —

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$5.52	$0.59	$—	$1.22	$1.81	$(0.60)	$—	$—	$(0.60)	$1.21	$6.73
B	5.51	0.55	—	1.21	1.76	(0.56)	—	—	(0.56)	1.20	6.71
C	5.51	0.54	—	1.21	1.75	(0.55)	—	—	(0.55)	1.20	6.71
I	5.53	0.61	—	1.21	1.82	(0.61)	—	—	(0.61)	1.21	6.74
R3	5.52	0.57	—	1.22	1.79	(0.58)	—	—	(0.58)	1.21	6.73
R4	5.53	0.59	—	1.21	1.80	(0.60)	—	—	(0.60)	1.20	6.73
R5	5.53	0.60	—	1.21	1.81	(0.61)	—	—	(0.61)	1.20	6.73
Y	5.53	0.61	—	1.21	1.82	(0.62)	—	—	(0.62)	1.20	6.73

For the Year Ended October 31, 2008 (e)
A	7.92	0.58	—	(2.40)	(1.82)	(0.58)	—	—	(0.58)	(2.40)	5.52
B	7.91	0.53	—	(2.41)	(1.88)	(0.52)	—	—	(0.52)	(2.40)	5.51
C	7.91	0.53	—	(2.41)	(1.88)	(0.52)	—	—	(0.52)	(2.40)	5.51
I	7.93	0.60	—	(2.40)	(1.80)	(0.60)	—	—	(0.60)	(2.40)	5.53
R3	7.93	0.56	—	(2.41)	(1.85)	(0.56)	—	—	(0.56)	(2.41)	5.52
R4	7.93	0.59	—	(2.41)	(1.82)	(0.58)	—	—	(0.58)	(2.40)	5.53
R5	7.93	0.60	—	(2.40)	(1.80)	(0.60)	—	—	(0.60)	(2.40)	5.53
Y	7.93	0.60	—	(2.40)	(1.80)	(0.60)	—	—	(0.60)	(2.40)	5.53

For the Year Ended October 31, 2007
A	7.93	0.58	—	(0.01)	0.57	(0.58)	—	—	(0.58)	(0.01)	7.92
B	7.92	0.52	—	(0.01)	0.51	(0.52)	—	—	(0.52)	(0.01)	7.91
C	7.92	0.53	—	(0.01)	0.52	(0.53)	—	—	(0.53)	(0.01)	7.91
I(f)	8.25	0.26	—	(0.33)	(0.07)	(0.25)	—	—	(0.25)	(0.32)	7.93
R3(i)	8.04	0.48	—	(0.13)	0.35	(0.46)	—	—	(0.46)	(0.11)	7.93
R4(i)	8.04	0.50	—	(0.13)	0.37	(0.48)	—	—	(0.48)	(0.11)	7.93
R5(i)	8.04	0.52	—	(0.13)	0.39	(0.50)	—	—	(0.50)	(0.11)	7.93
Y	7.92	0.71	—	(0.09)	0.62	(0.61)	—	—	(0.61)	0.01	7.93

For the Year Ended October 31, 2006
A	7.76	0.54	—	0.18	0.72	(0.55)	—	—	(0.55)	0.17	7.93
B	7.74	0.48	—	0.19	0.67	(0.49)	—	—	(0.49)	0.18	7.92
C	7.75	0.49	—	0.17	0.66	(0.49)	—	—	(0.49)	0.17	7.92
Y	7.75	0.58	—	0.17	0.75	(0.58)	—	—	(0.58)	0.17	7.92

For the Year Ended October 31, 2005
A	8.18	0.48	—	(0.40)	0.08	(0.50)	—	—	(0.50)	(0.42)	7.76
B	8.17	0.42	—	(0.41)	0.01	(0.44)	—	—	(0.44)	(0.43)	7.74
C	8.17	0.42	—	(0.39)	0.03	(0.45)	—	—	(0.45)	(0.42)	7.75
Y	8.17	0.52	—	(0.40)	0.12	(0.54)	—	—	(0.54)	(0.42)	7.75

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Commenced operations on May 31, 2007.

(g)	Not annualized.

(h)	Annualized.

(i)	Commenced operations on December 22, 2006.

28

— Ratios and Supplemental Data —

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)		Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

35.01%		$202,256	1.30%		1.15%		1.15%		10.16%		182%
34.05		22,749	2.18		1.80		1.80		9.54		—
33.90		51,777	1.96		1.90		1.90		9.41		—
35.30		2,068	0.86		0.86		0.86		10.36		—
34.68		166	1.69		1.40		1.40		9.89		—
34.83		18	1.36		1.10		1.10		10.21		—
35.11		11	0.89		0.89		0.89		10.46		—
35.21		49,568	0.79		0.79		0.79		10.50		—

(24.40)		117,343	1.30		1.15		1.15		8.07		111
(25.00)		17,838	2.13		1.87		1.87		7.34		—
(25.01)		21,634	1.97		1.90		1.90		7.30		—
(24.11)		777	0.82		0.82		0.82		8.82		—
(24.70)		14	1.63		1.40		1.40		7.93		—
(24.32)		8	1.19		1.10		1.10		8.15		—
(24.16)		8	0.90		0.90		0.90		8.35		—
(24.09)		13,394	0.79		0.79		0.79		8.57		—

7.36		171,505	1.36		1.15		1.15		7.26		145
6.56		31,591	2.17		1.90		1.90		6.51		—
6.63		35,066	2.03		1.83		1.83		6.58		—
(0.76	) (g)	149	0.95	(h)	0.75	(h)	0.75	(h)	8.07	(h)	—
4.49	(g)	10	1.66	(h)	1.40	(h)	1.40	(h)	6.99	(h)	—
4.75	(g)	10	1.34	(h)	1.10	(h)	1.10	(h)	7.29	(h)	—
4.96	(g)	11	1.06	(h)	0.85	(h)	0.85	(h)	7.54	(h)	—
7.96		4,897	0.87		0.67		0.67		7.62		—

9.57		190,479	1.36		1.20		1.20		6.87		147
8.90		37,189	2.17		1.95		1.95		6.10		—
8.84		39,991	2.04		1.89		1.89		6.15		—
10.11		24,374	0.88		0.73		0.73		7.33		—

0.97		188,599	1.33		1.33		1.33		5.86		113
0.08		47,071	2.12		2.10		2.10		5.09		—
0.30		50,945	2.00		2.00		2.00		5.18		—
1.43		25,974	0.87		0.87		0.87		6.40		—

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford High Yield Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford High Yield Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

30

The Hartford High Yield Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

The Hartford High Yield Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.
*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

32

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford High Yield Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

QII*	100.00%

*	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.596	N/A	N/A	0.596
Class B	0.559	N/A	N/A	0.559
Class C	0.553	N/A	N/A	0.553
Class I	0.612	N/A	N/A	0.612
Class R3	0.582	N/A	N/A	0.582
Class R4	0.599	N/A	N/A	0.599
Class R5	0.611	N/A	N/A	0.611
Class Y	0.616	N/A	N/A	0.616
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

34

The Hartford High Yield Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,239.30	$6.55	$1,000.00	$1,019.36	$5.90	1.16%	184	365
Class B	$1,000.00	$1,234.00	$10.42	$1,000.00	$1,015.88	$9.40	1.85	184	365
Class C	$1,000.00	$1,233.70	$10.70	$1,000.00	$1,015.63	$9.65	1.90	184	365
Class I	$1,000.00	$1,240.70	$4.80	$1,000.00	$1,020.92	$4.33	0.85	184	365
Class R3	$1,000.00	$1,237.80	$7.90	$1,000.00	$1,018.15	$7.12	1.40	184	365
Class R4	$1,000.00	$1,239.70	$6.21	$1,000.00	$1,019.66	$5.60	1.10	184	365
Class R5	$1,000.00	$1,241.10	$4.97	$1,000.00	$1,020.77	$4.48	0.88	184	365
Class Y	$1,000.00	$1,241.60	$4.35	$1,000.00	$1,021.32	$3.92	0.77	184	365

35

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford High Yield Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

36

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO. The Board noted Management’s proposal to increase the levels above which expenses will be reimbursed for each share class by 0.05%.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

37

The Hartford High Yield Municipal Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited — (continued)
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

38

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-21 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford High Yield Municipal Bond Fund

The Hartford High Yield Municipal Bond Fund

The Hartford High Yield Municipal Bond Fund inception 05/31/2007

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks to provide a high level of current income which is generally exempt from federal income taxes. Capital appreciation is a secondary objective.
Performance Overview(1) 5/31/07 - 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital Municipal Non-Investment Grade Debt Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4) (as of 10/31/09)

	1	Since
	Year	Inception

High Yield Municipal Bond A#	16.93%	-3.41%
High Yield Municipal Bond A##	11.67%	-5.23%
High Yield Municipal Bond B#	16.00%	-4.23%
High Yield Municipal Bond B##	11.00%	-5.29%
High Yield Municipal Bond C#	16.04%	-4.15%
High Yield Municipal Bond C##	15.04%	-4.15%
High Yield Municipal Bond I#	17.30%	-3.15%
Barclays Capital Municipal Non-Investment	14.52%	-3.46%
Grade Debt Index

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and I shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.
Portfolio Managers
Christopher Bade
Vice President
How did the Fund perform?
The Class A shares of The Hartford High Yield Municipal Bond Fund returned 16.93%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmark, the Barclays Capital Municipal Non-Investment Grade Index returned 14.52% while the average return of the Lipper High Yield Municipal Funds category, a group of funds with investment strategies similar to those of the Fund, was 16.94%.
Why did the Fund perform this way?
Like most fixed income markets, the municipal market recovered dramatically over the twelve-month period ended October 31, 2009, after ending last fiscal year in a relative free-fall. Performance over the period was driven by a significant demand/supply imbalance leading to price appreciation as credit spreads tightened (i.e. short and long term interest rates moving closer together) and the municipal curve flattened (yield difference decreased between long and short-term maturities). Demand was strong over this period, particularly from retail investors and retail buyers of municipal mutual funds that were drawn to the market given the

2

“cheap” municipal pricing versus other taxable benchmarks, attractive incremental yield (for additional risk), possibility of higher federal taxes going forward, and the low historical default rates of municipal credits even during recessionary times.
Total municipal issuance for the period was down approximately 6% year-over-year, while issuance in high yield municipals (non-investment grade) was extremely limited. Supply within the traditional municipal high yield market should return as the economy improves. In the meantime, investors have been able to find excellent opportunities for yield generation within the investment grade municipal space. Total tax-exempt supply was down more than 11% due to the introduction of Build America Bonds (BABs), which are taxable bonds created under the 2009 stimulus package that allow municipal issuers to access a broader investor base and derive savings through a direct subsidy from the Federal government. After a slow start, BAB issuance picked up substantially later in the year with the total amount at about $51 billion thus far in 2009, culminating in October where BAB issuance accounted for more than 30% of total municipal issuance volume.
The primary drivers of performance over the period relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark were curve positioning (the Fund was long vs. the benchmark), sector allocation, and an underweight (i.e. the Fund’s sector position was less than the benchmark position) to non-investment grade bonds earlier in the period. The Fund’s underweight to non-investment grade bonds significantly supported benchmark relative performance during the severe selloff and credit spread widening (i.e. short and long term interest rates moving farther apart) in late 2008, but generally detracted from performance in 2009. The municipal high yield market is highly technical and as such, there is a strong correlation between fund flows into high yield mutual funds (the primary buyers of lower rated/non-rated bonds) and performance. Mutual fund flows were negative in 2008, but were robust for most of 2009 beginning in the first quarter.
In other words, there were two distinct periods of performance; late 2008 and 2009. The Fund’s fiscal year started with the continued technical weakness that hurt performance in 2008, but a powerful rally ensued in 2009 as liquidity and technical conditions improved, and the demand for high yield bonds increased. The Fund outperformed the benchmark during the first two months of 2009 based on the Fund’s higher quality bias (lower exposure to non-investment grade bonds), but underperformed the rest of the year as non-investment grade paper rallied and credit spreads tightened. The Fund has been and remains biased towards higher quality municipals in an effort to mitigate volatility during this fundamentally weak credit cycle that we expect will continue into 2010.
The Fund’s benchmark relative underweight to Industrial Revenue Bonds (corporate-backed bonds) hurt performance in 2009 as credit spreads collapsed in this sector due to increased demand for corporate bonds at distressed levels. An allocation to Non-rated Long-Term Care Facilities and Special Assessment Bonds also hurt performance as those issues continued to suffer from the housing recession and general economic downturn. Land secured bonds continued to be negatively impacted by stalled housing developments and increasing delinquencies/foreclosures.
The Fund benefited from sector allocations to Health Care, Education, Gaming, and Prison Bonds which outperformed as credit spreads tightened. An overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Investment Grade Tobacco Bonds also contributed positively to performance over the period.
The Fund’s duration (i.e. sensitivity to changes in interest rates) was actively managed for optimal positioning during certain times of the year: a cash allocation and shorter bonds in 2008 (as needed) and then extending out longer on the municipal curve (22 years +) later in the fiscal year. This movement was consistent with the Fund’s primary objective of seeking high current income with a secondary objective of growth of capital since longer maturity bonds provided the best yield and outperformed as the curve flattened in 2009 (attributed to greater demand in the long end by mutual funds and the crowding out of tax-exempt supply by long taxable BABs).
What is your Outlook?
Following a powerful rally in the municipal high yield market, we remain selective on new purchases as credit spreads have tightened considerably and pricing is not as cheap as it once was. We expect further credit stress and “headline” risk in the municipal market as municipal issuers continue to address declining revenues and severe budget imbalances. Municipal fundamentals are likely to worsen into 2010 with lower tax revenues and wider budget gaps even as the national economy continues to recover. This will likely keep credit spreads wide on a historical basis and could potentially cause them to widen further. Although we expect fundamental conditions to worsen with more credit downgrades and negative headlines, the default experience for all municipal bonds has been historically low during all economic cycles. Downgrades and defaults may be more substantial for lower rated municipals, but they still should be relatively low compared to other taxable investments.
In the Fund, we will continue to look for opportunities further out on the curve (20+ years) where the supply/demand imbalance is most acute. Although we are not out of the woods fundamentally, we do not expect a substantial increase in municipal defaults, including high yield municipals, with the exception of Special Assessment and Land-Secured Bonds. During this period of weak municipal credit conditions, we remain cautious on high yield credit and will selectively buy non-investment grade bonds. However, with very limited high yield municipal supply, we will continue to actively purchase investment grade municipal bonds (while they remain at attractive spreads) which have less risk and volatility than traditional high yield municipals, yet are still generating attractive yields.
Distribution by Credit Quality
as of October 31, 2009

Percentage of
Long-Term
Rating	Holdings

AAA	3.1%
AA	6.8
A	19.7
BBB	33.9
BB	8.7
B	5.3
CCC	2.7
Not Rated	19.8

Total	100.0%

3

Diversification by Industry
as of October 31, 2009

Percentage of
Industry	Net Assets

Airport Revenues	4.6%
General Obligations	10.3
Health Care/Services	23.9
Higher Education (Univ., Dorms, etc.)	16.4
Housing (HFA’S, etc.)	0.6
Industrial	8.7
Miscellaneous	14.4
Prerefunded	3.1
Public Facilities	1.1
Special Tax Assessment	3.7
Tax Allocation	4.5
Transportation	0.8
Utilities — Electric	3.5
Utilities — Gas	0.5
Utilities — Water and Sewer	1.4
Short-Term Investments	0.8
Other Assets and Liabilities	1.7

Total	100.0%

Distribution by State
as of October 31, 2009

Percentage of
State	Net Assets

Alaska	0.3%
Arizona	2.1
California	6.9
Colorado	2.1
Connecticut	0.7
Delaware	0.3
District of Columbia	1.6
Florida	8.6
Georgia	1.3
Hawaii	0.5
Idaho	0.6
Illinois	4.7
Indiana	0.3
Kansas	0.1
Louisiana	3.1
Maryland	0.2
Massachusetts	1.9
Michigan	5.6
Minnesota	0.4
Missouri	1.6
Nebraska	0.8
Nevada	0.7
New Hampshire	0.5
New Jersey	4.1
New Mexico	1.3
New York	7.7
North Carolina	0.3
Ohio	4.4
Oklahoma	0.1
Other U.S. Territories	1.8
Pennsylvania	3.3
Rhode Island	2.5
South Carolina	0.4
South Dakota	1.9
Texas	13.0
Utah	1.3
Virginia	1.9
Washington	3.2
West Virginia	0.7
Wisconsin	4.7
Short-Term Investments	0.8
Other Assets and Liabilities	1.7

Total	100.0%

4

The Hartford High Yield Municipal Bond Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 97.5%
	Alaska - 0.3%
	Alaska Municipal Bond Bank Auth GO
$375	5.75%, 09/01/2033	$389
	Anchorage, AK, GO
605	5.25%, 08/01/2028	652

		1,041

	Arizona - 2.1%
	Estrella Mountain Ranch Community GO
265	6.20%, 07/15/2032 ⌂	244
	Mohave County Industrial DA Correctional Fac Contract
3,000	8.00%, 05/01/2025	3,578
	Pima County, AZ, Industrial Development Auth Education Rev
1,500	8.50%, 07/01/2039	1,552
	Pinal County, AZ, Electric Dist #4
1,150	6.00%, 12/01/2038	1,148
	Scottsdale, AZ, IDA
1,000	5.25%, 09/01/2030	964
	Show Low Bluff, AZ, Community Fac Dist Special Assessment
200	5.60%, 07/01/2031 ⌂	146
	Tartesso West Community Facilities Dist GO
1,000	5.90%, 07/15/2032 ⌂	797

		8,429

	California - 6.9%
	California State GO
4,985	6.50%, 04/01/2033	5,592
	California State Public Works Board
2,000	6.25%, 04/01/2034	2,051
	California Statewide Community DA, California Baptist University
2,800	5.50%, 11/01/2038	2,139
	California Statewide Community DA, Drew School
250	5.30%, 10/01/2037	177
	California Statewide Community DA, Huntington Park Rev
200	5.15%, 07/01/2030	143
	California Statewide Community DA, Thomas Jefferson School of Law
4,100	7.25%, 10/01/2032	4,159
	Morongo Band of Mission Indians Enterprise Rev
1,595	6.50%, 03/01/2028 ▪	1,356
	MSR Energy Auth
2,000	6.50%, 11/01/2039	2,135
	Rialto, CA, Redev Agency
2,000	5.88%, 09/01/2033	1,879
	San Diego, CA, Redev Agency Tax Allocation
3,000	7.00%, 11/01/2039	3,143
	San Francisco City & County Redev Agency
530	6.13%, 08/01/2031	468
590	6.25%, 08/01/2033	558
	San Jose, CA, Redev Agency
500	6.50%, 08/01/2023	553
	Santa Cruz County, CA, Redev Agency
1,335	6.63%, 09/01/2029	1,441
	Turlock, CA, Health Facilities Rev
2,675	5.38%, 10/15/2034	2,294

		28,088

	Colorado - 2.1%
	Baptist Road Rural Transportation Auth, Sales & Use Tax Rev
800	5.00%, 12/01/2026	534
	Colorado E-470 Public Highway Auth Rev
1,875	5.50%, 09/01/2024	1,791
	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj
500	5.70%, 05/01/2037 ⌂	378
	Colorado Health FA Rev
2,500	5.50%, 05/15/2028	2,466
	Denver, CO, City & County Special Fac Airport AMT
4,000	5.25%, 10/01/2032	2,827
	North Range, CO, Metropolitan Dist #2
500	5.50%, 12/15/2027	370
	Park Meadows, CO, Business Improvement Dist Shared Sales Tax Rev
360	5.35%, 12/01/2031	292

		8,658

	Connecticut - 0.7%
	Connecticut State Health & Educational Facilities
3,000	5.50%, 07/01/2022	3,012

	Delaware - 0.3%
	Millsboro, DE, Special Obligation Plantation Lakes Special Development
500	5.45%, 07/01/2036 ⌂	334
	Sussex County, DE, Del Rev
1,235	5.90%, 01/01/2026	1,014

		1,348

	District of Columbia - 1.6%
	District of Columbia Tobacco Settlement Financing Corp
6,675	6.50%, 05/15/2033	6,433

	Florida - 8.6%
	Beeline Community Development Dist
1,205	7.00%, 05/01/2037	1,141
	Colonial Country Club Community Development Dist, Capital Improvement Rev
2,080	6.40%, 05/01/2033	2,148
	Florida Village Community Development
980	6.50%, 05/01/2033	996
	Florida Village Community Development Dist No 8
2,840	6.38%, 05/01/2038	2,463
	Highlands County, FL, Adventist Health (Prerefunded with US Gov’t Securities)
125	5.25%, 11/15/2036	145
	Hillsborough County, FL, IDA
1,150	8.00%, 08/15/2032	1,266
	Jacksonville, FL, Econ Development Community Health Care Facilities
2,000	6.25%, 09/01/2027	1,852
	Lakeland Florida Retirement Community Rev
1,750	6.38%, 01/01/2043	1,550
	Lee County, FL, Industrial Development Auth
1,000	5.25%, 06/15/2027	776
The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Municipal Bond Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 97.5% - (continued)

	Florida - 8.6% - (continued)
	Magnolia Creek, FL, Community Development Dist Capital Improvement
$500	5.90%, 05/01/2039 ⌂	$296
	Miami-Dade County, FL, Aviation Rev
4,220	5.50%, 10/01/2036	4,265
	Miami-Dade County, FL, Educational Facilities Auth
3,000	5.75%, 04/01/2028	3,119
	Palm Beach County, FL, Health FA Rev Waterford Proj
2,400	5.88%, 11/15/2037	2,110
	Parker Road, FL, Community Development Dist Cap Improvement Ser A
195	5.60%, 05/01/2038 ⌂	111
	Putnam County, FL, DA
3,125	5.35%, 03/15/2042	3,219
	River Bend Community Development Dist, Capital Improvement Rev
1,945	0.00%, 11/01/2015 •	1,205
	Seminole Tribe of Florida
4,500	5.25%, 10/01/2027 ▪	4,028
1,000	5.50%, 10/01/2024 ▪	939
	Six Mile Creek, FL, Community Development Dist
1,525	5.88%, 05/01/2038	654
	St. Johns County, FL, IDA
1,765	5.00%, 02/15/2027	1,571
	Tolomato, FL, Community Development Dist
800	6.65%, 05/01/2040	583
	University Square Community Development
495	5.88%, 05/01/2038	360

		34,797

	Georgia - 1.3%
	Atlanta Water & Wastewater Rev
2,000	6.00%, 11/01/2022	2,157
	Augusta, GA, Airport Rev AMT
165	5.35%, 01/01/2028	137
230	5.45%, 01/01/2031	188
	Dekalb County, GA, DA
1,500	6.00%, 07/01/2034	1,635
	Marietta, GA, DA
1,500	7.00%, 06/15/2030	1,398

		5,515

	Hawaii - 0.5%
	Hawaii State Dept of Budget & Fin
1,750	9.00%, 11/15/2044	1,860

	Idaho - 0.6%
	Idaho Arts Charter School
1,000	6.25%, 12/01/2028	857
	Idaho Board Bank Auth
1,465	5.63%, 09/15/2026	1,679

		2,536

	Illinois - 4.7%
	Aurora, IL, Tax Increment Rev
1,000	6.75%, 12/30/2027	966
	Belleville, IL, Tax Increment
1,000	5.70%, 05/01/2036 ⌂	826
	Chicago, IL, O’Hare Int’l Airport Rev
2,210	6.00%, 01/01/2017	2,288
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
200	5.75%, 03/01/2037 ⌂	104
	Hampshire, IL, Special Service Area #16, Prairie Ridge Proj
200	6.00%, 03/01/2046	143
	Illinois FA Rev
1,200	5.25%, 11/01/2039	1,221
2,870	5.38%, 07/01/2033 - 11/15/2039	2,762
6,000	5.50%, 08/15/2030	5,742
1,400	6.00%, 03/01/2038	1,516
190	6.25%, 02/01/2033	197
	Illinois FA, Children’s Memorial Hospital Ser B
1,500	5.50%, 08/15/2028	1,508
	Springfield, IL, Water Rev
500	5.25%, 03/01/2026	536
	University of Illinois Rev
1,205	5.75%, 04/01/2038	1,307

		19,116

	Indiana - 0.3%
	Indiana Municipal Power Agency
1,000	5.75%, 01/01/2034	1,039
	Vigo County, IN, Union Hospital
500	5.70%, 09/01/2037 ▪	419

		1,458

	Kansas - 0.1%
	Olathe, KS, Tax Increment Rev, West Village Center

500	5.50%, 09/01/2026 ⌂	392

	Louisiana - 3.1%
	Louisiana Local Government Environmental Facilities & Community Development
6,000	6.75%, 11/01/2032	5,904
	Louisiana Public Fac Auth
3,500	6.75%, 07/01/2039	3,802
	Louisiana Public Fac Auth, Susla Fac, Inc.
500	5.75%, 07/01/2039 ⌂	357
	New Orleans Aviation Board Revenues
2,500	6.00%, 01/01/2023	2,722

		12,785

	Maryland - 0.2%
	Maryland State Health & Higher Education FA Rev
770	6.00%, 01/01/2028	801

	Massachusetts - 1.9%
	Massachusetts Development Fin Agency Rev
1,200	8.00%, 04/15/2031	1,286
	Massachusetts State Health & Education Facilities
1,000	5.13%, 07/01/2033	949
3,000	5.50%, 10/01/2024	3,134
2,355	8.00%, 10/01/2039	2,616

		7,985

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 97.5% - (continued)
	Michigan - 5.6%
	Detroit, MI, GO
$4,500	5.00%, 04/01/2016	$4,080
	Flint, MI, International Academy
3,985	5.75%, 10/01/2037	3,178
	Kent Hospital FA
3,000	6.00%, 07/01/2035	2,430
	Michigan Public Educational Facilities
2,025	6.35%, 11/01/2028	2,007
5,000	6.50%, 09/01/2037 ▪	4,158
	Michigan State Hospital FA, McLaren Health Care
3,000	5.63%, 05/15/2028	3,017
	Michigan Tobacco Settlement FA Ser A
2,000	6.00%, 06/01/2048	1,531
	Royal Oak Hospital Financial Auth
2,000	8.25%, 09/01/2039	2,351

		22,752

	Minnesota - 0.4%
	Baytown Township, MN
750	7.00%, 08/01/2038	659
	Falcon Heights, MN, Lease Rev
525	6.00%, 11/01/2037	413
	Minneapolis, MN, Multifamily Housing Rev AMT
200	5.40%, 04/01/2028	159

		1,231

	Missouri - 1.6%
	Branson Hills, MO, Infrastructure Fac
100	5.50%, 04/01/2027	81
	Branson, MO, Regional Airport Transportation Development AMT
1,300	6.00%, 07/01/2025	954
	Kansas City, MO, Tax Increment Rev Maincor Proj Ser A
500	5.25%, 03/01/2018	466
	St Louis, MO, Airport Rev
5,000	6.63%, 07/01/2034	5,248

		6,749

	Nebraska - 0.8%
	Madison County Hospital Auth
2,000	6.00%, 07/01/2033	2,092
	Omaha Public Power Dist
1,000	5.50%, 02/01/2033	1,082

		3,174

	Nevada - 0.7%
	Las Vegas, NV, Special Improvement Dist #808 & 810, Summerlin Village
500	6.13%, 06/01/2031 ⌂	355
	Mesquite Special Improvement Dist #07-01
500	6.00%, 08/01/2027	388
	Sparks Tourism Improvement
2,240	6.75%, 06/15/2028 ▪	2,116

		2,859

	New Hampshire - 0.5%
	New Hampshire Business Financing Auth Rev
2,000	6.88%, 10/01/2039	1,974
	New Hampshire State Business Fin Rev AMT
200	5.20%, 05/01/2027	190

		2,164

	New Jersey - 4.1%
	Burlington County, NJ, Bridge Commission Econ Development Rev, The Evergreen Proj
1,500	5.63%, 01/01/2038	1,328
	New Jersey Econ DA
4,800	6.25%, 09/15/2019	4,362
	New Jersey Health Care Facilities FA
4,000	6.63%, 07/01/2038	4,072
	New Jersey Health Care Facilities FA Rev
2,855	5.75%, 10/01/2031	3,002
	New Jersey Health Care Services FA
800	5.50%, 07/01/2030	746
	New Jersey State Educational FA Rev
2,000	7.50%, 12/01/2032	2,260
	Tobacco Settlement Financing Corp, NJ
2,000	5.00%, 06/01/2041	1,344

		17,114

	New Mexico - 1.3%
	Los Alamos County, NM
3,000	5.88%, 06/01/2027	3,282
	Montecito Estates Public Improvement Rev
1,000	7.00%, 10/01/2037 ⌂	809
	Otero County, NM, Jail Proj Rev
1,370	6.00%, 04/01/2028	1,118

		5,209

	New York - 7.7%
	Erie County, NY, IDA Global Concepts Charter School Proj
2,070	6.25%, 10/01/2037	1,689
	Genesee County, NY, IDA Civic Fac Rev, United Memorial Medical Center
500	5.00%, 12/01/2027	378
	Long Island Power Auth
3,000	6.25%, 04/01/2033	3,394
	Nassau County, NY, IDA Continuing Care Retirement
2,500	6.70%, 01/01/2043	2,129
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside, Ser A
1,000	6.50%, 01/01/2027	892
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center
3,125	6.13%, 12/01/2029	2,842
	New York State Dormitory Auth Rev Non St Supported Debt
2,000	6.00%, 07/01/2033	2,143
	New York, NY, GO
4,000	6.25%, 10/15/2028	4,642
	New York, NY, IDA American Airlines JFK International Airport AMT
6,860	7.63%, 08/01/2025	6,583
4,865	8.00%, 08/01/2012	4,857
	Ulster County, NY, IDA
3,250	6.00%, 09/15/2037 - 09/15/2042	2,478

		32,027

The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Municipal Bond Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 97.5% - (continued)
	North Carolina - 0.3%
	North Carolina Eastern Municipal Power Agency
$1,000	5.50%, 01/01/2026	$1,052

	Ohio - 4.4%
	Buckeye Tobacco Settlement FA
7,000	5.88%, 06/01/2047	5,165
12,500	6.50%, 06/01/2047	10,078
	Ohio State Higher Educational Facilities Rev
3,000	5.50%, 12/01/2036	3,097

		18,340

	Oklahoma - 0.1%
	Oklahoma Development FA, Hospital Rev Great Plains Regional Medical Center
500	5.13%, 12/01/2036	436

	Other U.S. Territories - 1.8%
	Guam Government
935	5.75%, 12/01/2034	950
3,000	6.75%, 11/15/2029	3,217
	Puerto Rico Commonwealth
3,570	5.50%, 07/01/2032	3,471

		7,638

	Pennsylvania - 3.3%
	Erie Higher Educational Building Auth
1,000	5.50%, 03/15/2038	973
	Northampton County, PA
2,000	5.50%, 08/15/2035	1,954
	Pennsylvania Econ Development FA
3,000	7.00%, 07/15/2039	3,168
	Pennsylvania State Higher Educational FA Rev
855	5.75%, 07/01/2028	817
	Pennsylvania Turnpike Commission
1,335	6.00%, 06/01/2028	1,511
	Philadelphia GO
1,000	7.00%, 07/15/2028	1,180
	Philadelphia, PA, IDA
500	5.25%, 05/01/2037	362
	Philadelphia, PA, Municipal Auth
750	6.38%, 04/01/2029	789
1,000	6.50%, 04/01/2034	1,053
	Philadelphia, PA, Water & Wastewater Rev
1,000	5.25%, 01/01/2036	1,015

		12,822

	Rhode Island - 2.5%
	Rhode Island Health & Educational Building Corp
2,000	7.00%, 05/15/2039	2,192
	Rhode Island Tobacco Settlement Funding Corp
750	6.00%, 06/01/2023	761
	Tobacco Settlement Financing Corp
8,000	6.25%, 06/01/2042	7,271

		10,224

	South Carolina - 0.4%
	Lancaster County, SC, Sun City Assessment
1,987	7.70%, 11/01/2017	1,805

	South Dakota - 1.9%
	South Dakota Educational Enhancement Funding Corp
6,030	6.50%, 06/01/2032	5,695
	South Dakota Housing DA
1,985	6.13%, 05/01/2033	2,128

		7,823

	Texas - 13.0%
	Brazos County Health Facilities Development Corp
3,260	5.50%, 01/01/2038	2,980
	Brazos County, TX, Health Facilities Development Corp
3,310	5.50%, 01/01/2033	3,072
	Burnet County, TX, Public Fac Proj Rev
4,000	7.75%, 08/01/2029	4,046
	Clifton Higher Education Fin Corp
2,000	8.75%, 02/15/2028	2,343
	Dallas County Utility & Reclamation Dist
5,000	5.38%, 02/15/2029	4,739
	Dallas Fort Worth, TX, International Airport
3,000	6.00%, 11/01/2032	3,001
	Dallas-Fort Worth, TX, International Airport AMT
2,000	6.15%, 01/01/2016	1,961
	Garza County, TX, Public Fac Corp Rev
350	5.75%, 10/01/2025	358
	Harris County, TX, Cultural Education Fac Baylor CLG Medicine
2,855	5.63%, 11/15/2032	2,588
	Houston, TX, Airport System Rev
6,500	6.75%, 07/01/2021	6,110
	Kimble County Texas Hospital Dist
2,500	6.25%, 08/15/2033	2,431
	La Vernia Texas Higher Education
2,105	9.00%, 08/15/2038	2,499
	Lewisville, TX, Combination Contract Rev
4,000	6.13%, 09/01/2029	4,118
	Lower Colorado River Auth Rev
3,000	7.25%, 05/15/2037	3,306
	Maverick County, TX, Public Fac Corp Proj Rev
1,495	6.25%, 02/01/2024	1,315
	Mc Lennan County, TX, Public Fac
3,000	6.63%, 06/01/2035	3,275
	Texas Midwest Public Facilities Corp Rev
3,000	9.00%, 10/01/2030	3,118
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600	5.65%, 11/15/2035	474
	Willacy County, TX, GO
2,445	6.88%, 09/01/2028	2,036

		53,770

	Utah - 1.3%
	Provo, UT, Lakeview Charter School
1,300	5.63%, 07/15/2037	994
	Provo, UT, Renaissance Charter School
200	5.63%, 07/15/2037	158
	Utah County, UT, Charter School Rev
1,000	6.00%, 02/15/2038	797
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
MUNICIPAL BONDS - 97.5% - (continued)
	Utah - 1.3% - (continued)
	Utah State Charter School FA, Channing Hall Ser A
$750	5.88%, 07/15/2027 ▪		$580
700	6.00%, 07/15/2037 ▪		522
	Utah State Charter School FA, Charter School Rev
2,000	6.75%, 08/15/2028		1,791
	Utah State Charter School FA, Summit Academy Ser A
1,500	5.80%, 06/15/2038		1,151

			5,993

	Virginia - 1.9%
	Lexington, VA, IDA Residential Care Fac Rev
1,050	5.50%, 01/01/2037		813
	Norfolk, VA, Redev & Housing Auth Rev
2,005	6.13%, 01/01/2035		1,705
	Peninsula, VA, Turn Center Community Dev DA
300	6.45%, 09/01/2037		259
	Virginia Small Business Financing Auth Rev
3,000	9.00%, 07/01/2039		3,046
	Washington County Hospital Fac Rev
1,750	7.75%, 07/01/2038		2,000

			7,823

	Washington - 3.2%
	King County, WA, Public Hospital
3,000	7.25%, 12/01/2038		3,093

	Skagit County, WA, Public Hospital Rev
2,000	5.75%, 12/01/2032		1,982
	Washington Health Care Facilities Auth
4,000	6.25%, 10/01/2028		4,350
	Washington State Health Care FA Rev
3,600	6.13%, 08/15/2037		3,670

			13,095

	West Virginia - 0.7%
	West Virginia State Hospital FA Rev, Thomas Health Systems
3,500	6.50%, 10/01/2028 - 10/01/2038		3,237

	Wisconsin - 4.7%
	Badger Tobacco Asset Securitization Corp of WI (Prerefunded with US Gov’t Securities)
10,575	6.13%, 06/01/2027		11,457
1,000	6.38%, 06/01/2032		1,120
	Wisconsin State General Fund
185	5.75%, 05/01/2033		203
1,295	6.00%, 05/01/2036		1,433
	Wisconsin State Health & Educational FA Rev
2,500	5.50%, 08/15/2023		2,503
1,000	7.25%, 09/15/2029		1,027
1,000	7.63%, 09/15/2039		1,040
	Wisconsin State Health & Educational FA, Wellington Homes Wis LLC
600	6.75%, 09/01/2037		477

			19,260

	Total municipal bonds (cost $404,199)		$400,851

	Total long-term investments (cost $404,199)		$400,851

SHORT-TERM INVESTMENTS - 0.8%
	Investment Pools and Funds - 0.8%
3,281	State Street Bank Tax Free Money Market Fund		$3,281

	Total short-term investments (cost $3,281)		$3,281

	Total investments (cost $407,480) ▲	98.3%	$404,132
	Other assets and liabilities	1.7%	6,978

	Total net assets	100.0%	$411,110

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $407,480 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$16,813
Unrealized Depreciation	(20,161)

Net Unrealized Depreciation	$(3,348)

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

▪	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $14,118, which represents 3.43% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

09/2007	$1,000	Belleville, IL, Tax Increment, 5.70%, 05/01/2036	$994
06/2007	$500	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj, 5.70%, 05/01/2037	500
11/2007	$265	Estrella Mountain Ranch Community GO, 6.20%, 07/15/2032	265
05/2007	$200	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj, 5.75%, 03/01/2037	200
08/2007	$500	Las Vegas, NV, Special Improvement Dist #808 & 810, Summerlin Village, 6.13%, 06/01/2031	499
07/2007	$500	Louisiana Public Fac Auth, Susla Fac, Inc., 5.75%, 07/01/2039 - 144A	503
The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Municipal Bond Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	$500	Magnolia Creek, FL, Community Development Dist Capital Improvement, 5.90%, 05/01/2039	496
06/2007	$500	Millsboro, DE, Special Obligation Plantation Lakes Special Development, 5.45%, 07/01/2036	500
12/2007	$1,000	Montecito Estates Public Improvement Rev, 7.00%, 10/01/2037	1,000
06/2007	$500	Olathe, KS, Tax Increment Rev, West Village Center, 5.50%, 09/01/2026	498
05/2007	$195	Parker Road, FL, Community Development Dist Cap Improvement
		Ser A, 5.60%, 05/01/2038	194
05/2007	$200	Show Low Bluff, AZ, Community Fac Dist Special Assessment, 5.60%, 07/01/2031 - 144A	200
09/2007	$1,000	Tartesso West Community Facilities Dist GO, 5.90%, 07/15/2032	1,000
The aggregate value of these securities at October 31, 2009 was $5,149 which represents 1.25% of total net assets.

AMT	— Alternative Minimum Tax

DA	— Development Authority

FA	— Finance Authority

GO	— General Obligations

IDA	— Industrial Development Authority Bond

PA	— Port Authority

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

10

The Hartford High Yield Municipal Bond Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Municipal Bonds	$400,851	$—	$400,851	$—
Short-Term Investments	3,281	3,281	—	—

Total	$404,132	$3,281	$400,851	$—

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Municipal Bond Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $407,480)	$404,132
Receivables:
Fund shares sold	968
Dividends and interest	7,611
Other assets	100

Total assets	412,811

Liabilities:
Payables:
Fund shares redeemed	951
Investment management fees	37
Dividends	641
Distribution fees	29
Accrued expenses	43

Total liabilities	1,701

Net assets	$411,110

Summary of Net Assets:
Capital stock and paid-in-capital	443,066
Accumulated undistributed net investment income	242
Accumulated net realized loss on investments	(28,850)
Unrealized depreciation of investments	(3,348)

Net assets	$411,110

Shares authorized	650,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.02/$8.40

Shares outstanding	27,737

Net assets	$222,328

Class B: Net asset value per share	$8.01

Shares outstanding	939

Net assets	$7,523

Class C: Net asset value per share	$8.02

Shares outstanding	13,852

Net assets	$111,097

Class I: Net asset value per share	$8.03

Shares outstanding	8,740

Net assets	$70,162

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Municipal Bond Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Interest	$22,847

Total investment income	22,847

Expenses:
Investment management fees	1,887
Transfer agent fees	177
Distribution fees
Class A	482
Class B	60
Class C	899
Custodian fees	4
Accounting services fees	62
Registration and filing fees	87
Board of Directors’ fees	11
Audit fees	22
Other expenses	94

Total expenses (before waivers and fees paid indirectly)	3,785
Expense waivers	(245)
Custodian fee offset	(1)

Total waivers and fees paid indirectly	(246)

Total expenses, net	3,539

Net Investment Income	19,308

Net Realized Loss on Investments:
Net realized loss on investments in securities	(15,644)

Net Realized Loss on Investments	(15,644)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	53,982

Net Changes in Unrealized Appreciation of Investments	53,982

Net Gain on Investments	38,338

Net Increase in Net Assets Resulting from Operations	$57,646

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Municipal Bond Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$19,308	$11,520
Net realized loss on investments	(15,644)	(12,685)
Net unrealized appreciation (depreciation) of investments	53,982	(56,281)

Net Increase (Decrease) In Net Assets Resulting From Operations	57,646	(57,446)

Distributions to Shareholders:
From net investment income
Class A	(11,198)	(6,892)
Class B	(299)	(156)
Class C	(4,527)	(2,367)
Class I	(3,265)	(2,152)

Total distributions	(19,289)	(11,567)

Capital Share Transactions:
Class A	29,534	164,319
Class B	2,097	4,369
Class C	24,151	81,960
Class I	10,347	59,280

Net increase from capital share transactions	66,129	309,928

Net Increase In Net Assets	104,486	240,915
Net Assets:
Beginning of period	306,624	65,709

End of period	$411,110	$306,624

Accumulated undistributed (distribution in excess of) net investment income (loss)	$242	$223

The accompanying notes are an integral part of these financial statements.

14

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford High Yield Municipal Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to

15

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

16

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

d)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

e)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2009, the Fund had no outstanding when-issued or delayed delivery securities.

f)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

17

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
g)	Prepayment Risks — Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. The potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

h)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Tax Exempt Income †	$19,343	$10,972

†	The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

18

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$883
Accumulated Capital Losses *	(28,850)
Unrealized Depreciation †	(3,348)

Total Accumulated Deficit	$(31,315)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$284
2016	12,922
2017	15,644

Total	$28,850

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

19

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $4 billion	0.4750%
On next $5 billion	0.4550%
Over $10 billion	0.4450%
HIFSCO had voluntarily agreed to waive 0.20% of the management fees until February 28, 2009.

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I
1.00%	1.75%	1.75%	0.75%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,
	2009	2008	2007
Class A Shares	0.85%	0.40%	0.25	%*
Class B Shares	1.68	1.19	1.00	*
Class C Shares	1.62	1.17	1.01	*
Class I Shares	0.62	0.17	0.00	*

*	From May 31, 2007 (date shares became available to the public), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-

20

dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $1,461 and contingent deferred sales charges of $152 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $31. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $173 for providing such services. These fees are accrued daily and paid monthly.
5.	Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$175,555
Sales Proceeds Excluding U.S. Government Obligations	83,656

21

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
6.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	15,946	922	(12,703)	—	4,165	25,895	436	(7,649)	—	18,682
Amount	$115,075	$6,760	$(92,301)	$—	$29,534	$225,224	$3,641	$(64,546)	$—	$164,319
Class B
Shares	433	24	(160)	—	297	575	10	(84)	—	501
Amount	$3,086	$171	$(1,160)	$—	$2,097	$5,013	$83	$(727)	$—	$4,369
Class C
Shares	5,702	325	(2,718)	—	3,309	10,561	131	(1,336)	—	9,356
Amount	$41,448	$2,391	$(19,688)	$—	$24,151	$91,857	$1,083	$(10,980)	$—	$81,960
Class I
Shares	5,463	334	(4,485)	—	1,312	8,828	182	(2,309)	—	6,701
Amount	$40,444	$2,451	$(32,548)	$—	$10,347	$76,859	$1,510	$(19,089)	$—	$59,280
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	5	$34
For the Year Ended October 31, 2008	—	$—
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.
8.	Subsequent Events:
Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

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23

The Hartford High Yield Municipal Bond Fund
Financial Highlights

	- Selected Per-Share Data (a) -
	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class(a)	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$7.27	$0.42	$—	$0.76	$1.18	$(0.43)	$—	$—	$(0.43)	$0.75	$8.02
B	7.26	0.36	—	0.76	1.12	(0.37)	—	—	(0.37)	0.75	8.01
C	7.27	0.37	—	0.75	1.12	(0.37)	—	—	(0.37)	0.75	8.02
I	7.27	0.44	—	0.76	1.20	(0.44)	—	—	(0.44)	0.76	8.03

For the Year Ended October 31, 2008
A	9.46	0.49	—	(2.19)	(1.70)	(0.49)	—	—	(0.49)	(2.19)	7.27
B	9.46	0.42	—	(2.19)	(1.77)	(0.43)	—	—	(0.43)	(2.20)	7.26
C	9.46	0.42	—	(2.18)	(1.76)	(0.43)	—	—	(0.43)	(2.19)	7.27
I	9.47	0.51	—	(2.19)	(1.68)	(0.52)	—	—	(0.52)	(2.20)	7.27

From (date shares became available to the public) May 31, 2007, through October 31, 2007
A(e)	10.00	0.20	—	(0.54)	(0.34)	(0.20)	—	—	(0.20)	(0.54)	9.46
B(e)	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46
C(e)	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46
I(e)	10.00	0.21	—	(0.53)	(0.32)	(0.21)	—	—	(0.21)	(0.53)	9.47

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Shares became available to the public on May 31, 2007.

(f)	Not annualized.

(g)	Annualized.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average		Ratio of Expenses to Average		Ratio of Expenses to Average
			Net Assets Before Waivers and		Net Assets After Waivers and		Net Assets After Waivers and		Ratio of Net
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Investment Income to		Portfolio
Total Return(b)		Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Average Net Assets		Turnover Rate(d)

16.93%		$222,328	0.92%		0.85%		0.85%		5.81%		26%
16.00		7,523	1.75		1.68		1.68		4.97		—
16.04		111,097	1.69		1.62		1.62		5.04		—
17.30		70,162	0.69		0.62		0.62		6.04		—

(18.60)		171,281	0.92		0.40		0.40		5.61		65
(19.36)		4,664	1.73		1.19		1.19		4.81		—
(19.24)		76,650	1.70		1.17		1.17		4.86		—
(18.50)		54,029	0.69		0.17		0.17		5.84		—

(3.41	) (f)	46,261	1.03	(g)	0.25	(g)	0.25	(g)	4.83	(g)	23
(3.71	) (f)	1,333	1.82	(g)	1.00	(g)	1.00	(g)	4.05	(g)	—
(3.71	) (f)	11,236	1.81	(g)	1.00	(g)	1.00	(g)	4.19	(g)	—
(3.21	) (f)	6,879	0.80	(g)	—	(g)	—	(g)	5.22	(g)	—

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford High Yield Municipal Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford High Yield Municipal Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

26

The Hartford High Yield Municipal Bond Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford High Yield Municipal Bond Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

28

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford High Yield Municipal Bond Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

	Tax-Exempt
	Income	Income	Total
Class A	N/A	0.425	0.425
Class B	N/A	0.366	0.366
Class C	N/A	0.369	0.369
Class I	N/A	0.440	0.440
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

30

The Hartford High Yield Municipal Bond Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,152.90	$5.05	$1,000.00	$1,020.52	$4.74	0.93%	184	365
Class B	$1,000.00	$1,146.80	$9.47	$1,000.00	$1,016.38	$8.89	1.75	184	365
Class C	$1,000.00	$1,148.50	$9.21	$1,000.00	$1,016.64	$8.64	1.70	184	365
Class I	$1,000.00	$1,154.00	$3.80	$1,000.00	$1,021.68	$3.57	0.70	184	365

31

The Hartford High Yield Municipal Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford High Yield Municipal Bond Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

32

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered

33

The Hartford High Yield Municipal Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited — (continued)
representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-22 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford Income Fund

The Hartford Income Fund

The Hartford Income Fund inception 10/31/2002
(subadvised by Hartford Investment Management Company)	Investment objective — Seeks to provide a high level of current income. Capital appreciation is a secondary objective.
Performance Overview(1) 10/31/02 - 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception

Income A#	21.83%	3.14%	4.72%
Income A##	16.34%	2.19%	4.04%
Income B#	20.85%	2.36%	3.94%
Income B##	15.85%	2.03%	3.94%
Income C#	20.76%	2.35%	3.97%
Income C##	19.76%	2.35%	3.97%
Income Y#	22.07%	3.39%	3.96%
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.05%	5.10%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)	Class Y shares commened operations on 11/28/03.

Portfolio Managers
William H. Davison, Jr.	Michael Gray, CFA	Christopher J. Zeppieri, CFA
Managing Director	Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Income Fund returned 21.83%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index returned 13.79%, while the average return of the Lipper Corporate Debt A-Rated Funds category, a group of funds with investment strategies similar to those of the Fund, was 18.36%
Why did the Fund perform this way?
The twelve-month period ending October 31, 2009, had three phases. The last two months of 2008 were marked by continued broad weakness in asset prices. The first quarter of 2009 was unique for the recovery in industrial debt spreads across the rating spectrum, but weakness continued in equities, commercial real estate and bank and finance company debt. The third phase began mid March with the recovery of equities and was perpetuated by the expansion of Term Asset-Backed Securities Loan Facility (TALF), the initiation of Public-Private Investment Program (PPIP) and the successful results of the U. S. Department of the Treasury’s bank stress tests. Since the early part of second quarter 2009 all fixed income spread sectors (i.e. issues yielding more than Treasuries) have experienced spread tightening (i.e. short and long term interest rates moving closer together) and significant outperformance versus like maturity Treasuries.

2

The Fund began the year overweight (i.e. the Fund’s sector position was greater than the benchmark position) spread sectors such as Investment Grade and High Yield Corporate debt and subsequently added to those overweights as confidence was restored to the financial markets. It was this overweight to spread product and well timed expansion of the overweight that led to benchmark outperformance over the period.
The Fund maintained sizeable allocations to non-investment grade securities throughout the period. Specifically, the Fund had an average allocation to High Yield Corporate Bonds of 9% throughout the year. In addition, the Fund averaged a 6% allocation to bank loans. These sectors returned 48.0% and 32.7% for the twelve-month period as measured by the Barclays Capital U.S. Corporate High Yield Bond Index and the Barclay’s High Yield Bank Loan indices, respectively.
The Fund also had a benchmark overweight to investment grade credit throughout the period. The bulk of the overweight was expressed in the industrial sector. This average overweight to the asset class contributed positively to benchmark outperformance. The Fund was underweight (i.e. the Fund’s sector position was less than the benchmark position) the benchmark in Treasuries, Mortgage Backed Securities (MBS) and Agencies. Although Agencies and MBS had positive returns over the period, those returns significantly lagged those of the previously mentioned sectors.
Yield curve and duration (i.e. sensitivity to changes in interest rates) exposure was applied tactically throughout the period, but very little performance can be attributed to this positioning. This was due to the fact that the Fund had intermittent periods of both positive and negative contributions from yield curve / duration, in essence canceling each other out.
What is Your Outlook?
Our view of the yield curve is consistent with low growth and low inflation. We expect yields to remain in their current ranges across the curve (ten year range of 3.2%-3.8%). Longer maturities will continue to experience volatility with supply pressure, inflation concerns, dollar policy concerns and weak growth but will likely remain in a range as well. We think the shape of the short end (three months-three years) of the curve already implies the imminent removal of accommodative monetary policy, even though we do not think this is likely happen any time soon. Despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
Structured products, namely Asset Backed Securities (ABS) and Commercial Mortgage Backed Securities (CMBS), have benefited significantly from the TALF and PPIP programs. Despite the tremendous price appreciation experienced in these sectors already, we believe opportunity remains. In the ABS space, auto receivables with accumulated capital cushions remain attractive. Similarly, the higher quality tranches of well underwritten CMBS structures remain attractive despite a less than rosy forecast for commercial real estate.
Corporate credit has had a record breaking year already, especially within the high yield market and investment grade market. Despite this performance, current spread levels remain congruent with past recessions, and we feel that the expected ongoing economic weakness is already “priced-in”.
We expect positive returns from corporate debt in the coming fourth quarter but on a much more modest level relative to the results year to date. These asset classes, in particular high yield bonds offer the most compelling prospects for yield and total return in the Fund. Bank loans, although still attractive on a fundamental basis, are expected to contribute less on a yield basis to the Fund and offer less potential for continued capital appreciation.
Distribution by Credit Quality
as of October 31, 2009

Percentage of
Long Term
Rating	Holdings
AAA	55.8%
AA	3.1
A	13.4
BBB	14.3
BB	7.3
B	4.6
CCC	1.5

Total	100.0%

Diversification by Industry
as of October 31, 2009

Percentage of
Industry	Net Assets
Accommodation and Food Services	0.2%
Administrative Waste Management and Remediation	0.4
Agriculture, Forestry, Fishing and Hunting	0.0
Air Transportation	0.1
Arts, Entertainment and Recreation	1.9
Beverage and Tobacco Product Manufacturing	1.1
Chemical Manufacturing	1.2
Computer and Electronic Product Manufacturing	0.2
Construction	0.5
Educational Services	0.2
Finance and Insurance	22.1
Food Manufacturing	0.4
Foreign Governments	1.2
Health Care and Social Assistance	2.5
Information	5.4
Long Put Future Option Contract	0.0
Mining	1.2
Miscellaneous Manufacturing	1.3
Motor Vehicle & Parts Manufacturing	0.0
Nonmetallic Mineral Product Manufacturing	0.1
Paper Manufacturing	0.3
Petroleum and Coal Products Manufacturing	3.6
Pipeline Transportation	0.8
Primary Metal Manufacturing	1.3
Printing and Related Support Activities	0.0
Professional, Scientific and Technical Services	0.5
Rail Transportation	0.1
Real Estate and Rental and Leasing	1.0
Retail Trade	0.8
Soap, Cleaning Compound and Toilet Manufacturing	0.4
Transit and Ground Passenger Transportation	0.0
Transportation	0.5
U.S. Government Agencies	30.0
U.S. Government Securities	14.3
Utilities	2.8
Water Transportation	0.1
Wholesale Trade	0.2
Short-Term Investments	10.0
Other Assets and Liabilities	(6.7)

Total	100.0%

3

The Hartford Income Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 9.4%
	Finance and Insurance - 9.4%
	Ally Automotive Receivables Trust
$50	3.00%, 10/15/2015 ■	$50
	Banc of America Commercial Mortgage, Inc.
2,531	5.50%, 11/10/2039 ⌂►	53
6,439	5.75%, 06/10/2039 ⌂►	36
	Bank of America Automotive Trust
100	3.03%, 10/15/2016 ■	101
	Bayview Commercial Asset Trust
200	0.61%, 04/25/2036 ■Δ	114
5,258	7.00%, 07/25/2037 ⌂►	409
9,653	7.50%, 09/25/2037 ⌂►	774
	Bear Stearns Commercial Mortgage Securities, Inc.
345	4.68%, 08/13/2039	347
540	5.12%, 02/11/2041 Δ	535
1,650	5.30%, 10/12/2042 Δ	1,670
1,700	5.33%, 02/11/2044	1,550
600	5.90%, 09/11/2038 Δ	611
	CBA Commercial Small Balance Commercial Mortgage
5,891	3.00%, 01/25/2039 ⌂►	236
4,672	7.00%, 07/25/2035 - 06/25/2038 ⌂►†	323
	Chase Issuance Trust
360	5.12%, 10/15/2014	391
	Citigroup Commercial Mortgage Trust
160	5.89%, 12/10/2049 Δ	117
	Citigroup Mortgage Loan Trust, Inc.
164	2.75%, 01/25/2037 ■Δ	—
	Citigroup/Deutsche Bank Commercial Mortgage Trust
740	5.89%, 11/15/2044	731
	Commercial Mortgage Pass-Through Certificates
210	4.72%, 03/10/2039	208
570	5.46%, 07/10/2037 Δ	572
4,941	5.50%, 03/10/2039 ⌂►	107
	Countrywide Asset-Backed Certificates
43	5.46%, 07/25/2035	18
	Credit-Based Asset Servicing and Securitization
189	0.51%, 05/25/2036 ■Δ	117
	CS First Boston Mortgage Securities Corp.
290	5.23%, 12/15/2040	288
	Equity One ABS, Inc.
3	2.74%, 07/25/2034 Δ	—
27	5.46%, 12/25/2033	5
	Ford Credit Automotive Owner Trust
600	4.28%, 05/15/2012	617
	GE Business Loan Trust
5,049	6.14%, 05/15/2034 ⌂►	14
	GE Capital Commercial Mortgage Corp.
330	5.05%, 07/10/2045 Δ	332
53,935	6.35%, 11/10/2045 ⌂►	44
	GMAC Commercial Mortgage Securities, Inc.
200	5.30%, 08/10/2038	202
	GMAC Mortgage Corp. Loan Trust
176	5.75%, 10/25/2036	129
	Green Tree Financial Corp.
1	7.30%, 01/15/2026	1
7	7.35%, 05/15/2027	7
	Greenwich Capital Commercial Funding Corp.
387	0.00%, 11/05/2021 ⌂•Δ	2
970	4.80%, 08/10/2042	926
475	5.44%, 03/10/2039 Δ	424
640	6.12%, 07/10/2038 Δ	614
	JP Morgan Automotive Receivable Trust
75	12.85%, 03/15/2012 ⌂†	19
	JP Morgan Chase Commercial Mortgage Securities Corp.
278	4.72%, 01/15/2038	273
535	5.04%, 03/15/2046 Δ	535
1,550	5.34%, 12/15/2044 Δ	1,556
550	5.34%, 05/15/2047	495
240	5.40%, 05/15/2045	223
502	5.47%, 04/15/2043 Δ	488
2,057	5.50%, 01/15/2038 ⌂►	51
190	6.16%, 05/12/2034	200
	LB-UBS Commercial Mortgage Trust
213	4.48%, 10/15/2029	209
20,420	5.26%, 06/15/2036 ⌂►	42
210	5.88%, 06/15/2038 Δ	207
	Lehman Brothers Small Balance Commercial
120	5.62%, 09/25/2036 ■	100
	Long Beach Asset Holdings Corp.
45	0.00%, 04/25/2046 ■•	—
	Marlin Leasing Receivables LLC
227	5.33%, 09/16/2013 ■	227
	Merrill Lynch Mortgage Trust
113	5.83%, 06/12/2050 Δ	97
	Merrill Lynch/Countrywide Commercial Mortgage Trust
270	5.38%, 08/12/2048	212
	Morgan Stanley Capital I
560	4.70%, 07/15/2056	553
540	5.01%, 01/14/2042	547
	Nationstar Home Equity Loan Trust
22	0.00%, 03/25/2037 ⌂•	—
	PSE&G Transition Funding LLC
70	6.61%, 06/15/2015	79
	Renaissance Home Equity Loan Trust
401	5.58%, 11/25/2036 Δ	351
78	5.75%, 05/25/2036 Δ	60
200	6.16%, 05/25/2036	34
	Residential Funding Mortgage Securities, Inc.
1,252	6.00%, 07/25/2037	1,061
	USAA Automotive Owner Trust
698	5.36%, 06/15/2012	715
	Wachovia Automotive Loan Owner Trust
250	5.15%, 07/20/2012 ■	255
260	5.29%, 06/20/2012 ■	265
	Wachovia Bank Commercial Mortgage Trust
505	5.31%, 11/15/2048	489
529	5.34%, 12/15/2043	408
210	5.41%, 07/15/2041 Δ	211
6,071	5.50%, 02/15/2041 ⌂►	127
	Wamu Commercial Mortgage Securities Trust
1,220	6.31%, 03/23/2045 ■ΔΨ	411
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 9.4% - (continued)
	Finance and Insurance - 9.4% - (continued)
	Wells Fargo Alternative Loan Trust
$899	6.25%, 11/25/2037 ⌂	$659

		23,834

	Utilities - 0.0%
	Detroit Edison Securitization
40	6.19%, 03/01/2013	42

	Total asset & commercial mortgage backed securities (cost $24,740)	$23,876

CORPORATE BONDS: INVESTMENT GRADE - 29.9%
	Administrative Waste Management and Remediation - 0.3%
	Allied Waste North America, Inc.
$385	6.88%, 06/01/2017	$408
390	7.25%, 03/15/2015	410

		818

	Air Transportation - 0.0%
	United Air Lines, Inc.
73	7.19%, 04/01/2011	72

	Arts, Entertainment and Recreation - 0.7%
	News America Holdings, Inc.
337	6.90%, 08/15/2039 ■	358
	Time Warner Entertainment Co., L.P.
1,210	8.38%, 07/15/2033	1,451

		1,809

	Beverage and Tobacco Product Manufacturing - 1.0%
	Altria Group, Inc.
790	10.20%, 02/06/2039	1,053
	Anheuser-Busch Cos., Inc.
280	8.20%, 01/15/2039 ■	353
	Anheuser-Busch InBev N.V.
955	7.75%, 01/15/2019 ■	1,113

		2,519

	Chemical Manufacturing - 1.0%
	Dow Chemical Co.
1,550	8.55%, 05/15/2019	1,769
	Yara International ASA
770	7.88%, 06/11/2019 ■	878

		2,647

	Construction - 0.2%
	CRH America, Inc.
330	8.13%, 07/15/2018	381

	Educational Services - 0.2%
	President & Fellows of Harvard
368	6.00%, 01/15/2019 ■	416

	Finance and Insurance - 11.8%
	ABX Financing Co.
365	6.35%, 10/15/2036 ■	380
	Bank of America Corp.
2,000	2.10%, 04/30/2012	2,033
715	6.50%, 08/01/2016	765
355	7.38%, 05/15/2014	398
	Barclays Bank plc
670	6.05%, 12/04/2017 ■	682
	Capital One Bank
1,370	8.80%, 07/15/2019	1,623
	Citigroup, Inc.
550	2.13%, 04/30/2012	561
477	6.38%, 08/12/2014	506
510	8.13%, 07/15/2039	593
842	8.50%, 05/22/2019	984
	Comerica Capital Trust II
1,066	6.58%, 02/20/2037 Δ	768
	Corpoacion Andina De Fomento
90	8.13%, 06/04/2019	107
	Credit Agricole S.A.
835	6.64%, 05/31/2017 ■♠Δ	660
	Deutsche Bank Capital Funding Trust
90	5.63%, 01/19/2016 ■♠	68
	Goldman Sachs Capital Trust II
2,007	5.79%, 06/01/2012 ♠Δ	1,493
	Guardian Life Insurance Co.
1,079	7.38%, 09/30/2039 ■	1,091
	Jefferies Group, Inc.
904	8.50%, 07/15/2019	982
	JP Morgan Chase & Co.
430	6.30%, 04/23/2019	472
	JP Morgan Chase Capital II
210	0.98%, 02/01/2027 Δ	149
	JP Morgan Chase Capital XXV
698	6.80%, 10/01/2037	687
	Key Bank NA
1,705	5.80%, 07/01/2014	1,678
715	6.95%, 02/01/2028	628
	Lincoln National Corp.
530	6.05%, 04/20/2067	411
	Manufacturers & Traders Trust Co.
605	5.59%, 12/28/2020	499
	Massachusetts Mutual Life Insurance Co.
330	8.88%, 06/01/2039 ■	402
	MBNA America Bank N.A.
505	7.13%, 11/15/2012	549
	Mellon Capital IV
764	6.24%, 06/20/2012 ♠Δ	598
	Morgan Stanley
1,190	7.30%, 05/13/2019	1,333
	New York Life Insurance Co.
1,083	6.75%, 11/15/2039 ■	1,098
	Northgroup Preferred Capital Corp.
638	6.38%, 10/15/2017 ■♠Δ	553
	PNC Preferred Funding Trust II
1,200	6.11%, 03/15/2012 ■♠Δ	812
	Progressive Corp.
225	6.70%, 06/15/2037 Δ	197
	Prudential Financial, Inc.
224	7.38%, 06/15/2019	250
	Rabobank Netherlands
219	11.00%, 06/30/2019 ■♠	275
	Shurgard Storage Centers, Inc.
75	5.88%, 03/15/2013	76
	Simon Property Group L.P.
351	6.75%, 05/15/2014	378
The accompanying notes are an integral part of these financial statements.

5

The Hartford Income Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 29.9% - (continued)
	Finance and Insurance - 11.8% - (continued)
	State Street Capital Trust III
$1,015	8.25%, 03/15/2042 Δ	$1,024
	State Street Capital Trust IV
735	1.30%, 06/15/2037 Δ	493
	Transcapitalinvest Ltd.
400	5.67%, 03/05/2014 §	394
	UBS Preferred Funding Trust I
1,920	8.62%, 10/01/2010 ♠	1,785
	USB Capital IX
1,300	6.19%, 04/15/2011 ♠Δ	998
	Wells Fargo Bank NA
555	0.65%, 05/16/2016 Δ	480
	Westpac Capital Trust IV
100	5.26%, 03/31/2016 ■♠	79
	ZFS Finance USA Trust I
182	6.50%, 05/09/2037 ■Δ	147

		30,139

	Foreign Governments - 0.4%
	Banco Nacional De Desenvolvimento
200	6.50%, 06/10/2019 ■	211
	Colombia (Republic of)
100	7.38%, 03/18/2019	113
	El Salvador (Republic of)
282	7.65%, 06/15/2035 §	282
	Hungary (Republic of)
380	4.75%, 02/03/2015	376

		982

	Health Care and Social Assistance - 1.2%
	Amgen, Inc.
236	6.40%, 02/01/2039	270
	CVS Corp.
1,056	8.35%, 07/10/2031 ■	1,199
	Pfizer, Inc.
515	6.20%, 03/15/2019	586
535	7.20%, 03/15/2039	672
	Roche Holdings, Inc.
255	7.00%, 03/01/2039 ■	313

		3,040

	Information - 2.4%
	AT&T, Inc.
455	6.55%, 02/15/2039	492
	Cingular Wireless Services, Inc.
210	8.13%, 05/01/2012	240
455	8.75%, 03/01/2031	600
	France Telecom S.A.
150	7.75%, 03/01/2011 ‡Δ	162
	Hanaro Telecom, Inc.
140	7.00%, 02/01/2012 ■	145
	Rogers Cable, Inc.
205	8.75%, 05/01/2032	263
	Rogers Communications, Inc.
931	7.50%, 03/15/2015	1,082
	Telecom Italia Capital
279	7.18%, 06/18/2019	310
797	7.72%, 06/04/2038	924
	Time Warner Cable, Inc.
52	8.25%, 04/01/2019	63
	Verizon Wireless
1,467	8.50%, 11/15/2018 ■	1,828

		6,109

	Mining - 1.0%
	Anglo American Capital plc
852	9.38%, 04/08/2014 ■	995
	Barrick Gold Corp.
170	6.95%, 04/01/2019	194
	Rio Tinto Finance USA Ltd.
880	5.88%, 07/15/2013	948
265	9.00%, 05/01/2019	330

		2,467

	Miscellaneous Manufacturing - 0.9%
	Meccanica Holdings USA, Inc.
1,257	6.25%, 07/15/2019 - 01/15/2040 ■	1,320
	Tyco International Ltd.
792	8.50%, 01/15/2019	966

		2,286

	Nonmetallic Mineral Product Manufacturing - 0.1%
	Holcim Ltd.
199	6.00%, 12/30/2019 ■	205

	Petroleum and Coal Products Manufacturing - 3.1%
	Anadarko Petroleum Corp.
635	6.45%, 09/15/2036	661
	Cenovus Energy, Inc.
780	6.75%, 11/15/2039 ■	852
	ConocoPhillips
875	6.50%, 02/01/2039	979
	Diamond Offshore Drilling, Inc.
441	5.70%, 10/15/2039	431
	EnCana Corp.
110	6.50%, 05/15/2019	122
	Gazprom International S.A.
105	7.20%, 02/01/2020 §	108
	Husky Energy, Inc.
315	7.25%, 12/15/2019	364
	Nabors Industries, Inc.
537	9.25%, 01/15/2019	649
	Petrobras International Finance Co.
770	6.88%, 01/20/2040	769
	Sempra Energy
560	6.50%, 06/01/2016	615
588	9.80%, 02/15/2019	750
	TNK-BP Finance S.A.
200	6.63%, 03/20/2017 §	191
	Valero Energy Corp.
1,120	6.63%, 06/15/2037	1,028
385	9.38%, 03/15/2019	456

		7,975

	Pipeline Transportation - 0.6%
	Kinder Morgan Energy Partners L.P.
230	6.50%, 02/01/2037	232
350	6.95%, 01/15/2038	375
	Tennessee Gas Pipeline Co.
100	8.38%, 06/15/2032	119
	TransCanada Pipelines Ltd.
705	7.25%, 08/15/2038	857

		1,583

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 29.9% - (continued)
	Primary Metal Manufacturing - 1.3%
	Alcan, Inc.
$240	6.13%, 12/15/2033	$242
	ArcelorMittal
1,870	7.00%, 10/15/2039	1,768
1,135	9.00%, 02/15/2015	1,311

		3,321

	Rail Transportation - 0.1%
	Canadian Pacific Railway Co.
202	7.25%, 05/15/2019	233

	Real Estate and Rental and Leasing - 1.0%
	American Real Estate Partners L.P.
390	7.13%, 02/15/2013	383
	COX Communications, Inc.
350	6.25%, 06/01/2018 ■	368
300	8.38%, 03/01/2039 ■	360
	ERAC USA Finance Co.
946	5.60%, 05/01/2015 ■	955
	US Bank Realty Corp.
625	6.09%, 01/15/2012 ■♠Δ	436

		2,502

	Retail Trade - 0.2%
	Ahold Lease USA, Inc.
617	8.62%, 01/02/2025	620

	Utilities - 2.3%
	CenterPoint Energy Resources Corp.
207	6.63%, 11/01/2037	209
	Commonwealth Edison Co.
1,405	5.80%, 03/15/2018	1,517
	Duke Energy Corp.
441	6.35%, 08/15/2038	506
250	7.00%, 11/15/2018	297
	Electricite de France
560	6.95%, 01/26/2039 ■	679
	Enel Finance International S.A.
1,013	6.00%, 10/07/2039 ■	1,036
	Exelon Generation Co. LLC
415	6.25%, 10/01/2039	433
	Florida Power Corp.
296	5.80%, 09/15/2017	326
	Pacific Gas & Electric Energy Recovery Funding LLC
701	8.25%, 10/15/2018	882

		5,885

	Water Transportation - 0.1%
	Carnival Corp.
110	6.65%, 01/15/2028	113

	Total corporate bonds: investment grade (cost $70,621)	$76,122

CORPORATE BONDS: NON-INVESTMENT GRADE - 9.4%
	Accommodation and Food Services - 0.2%
	Ameristar Casinos, Inc.
$175	9.25%, 06/01/2014 ■	$182
	MGM Mirage, Inc.
105	10.38%, 05/15/2014 ■	112
130	11.13%, 11/15/2017 ■	143

		437

	Agriculture, Forestry, Fishing and Hunting - 0.0%
	Tyson Foods, Inc.
115	10.50%, 03/01/2014	131

	Air Transportation - 0.1%
	Continental Airlines, Inc.
100	6.56%, 02/15/2012	95
69	6.80%, 08/02/2018	62

		157

	Arts, Entertainment and Recreation - 0.7%
	AMC Entertainment, Inc.
500	11.00%, 02/01/2016	525
	Echostar DBS Corp.
110	7.75%, 05/31/2015	112
	FireKeepers Development Authority
500	13.88%, 05/01/2015 ■	540
	Pinnacle Entertainment, Inc.
160	8.63%, 08/01/2017 ■	159
	Virgin Media, Inc.
340	6.50%, 11/15/2016 ۞ ■	360

		1,696

	Beverage and Tobacco Product Manufacturing - 0.1%
	Constellation Brands, Inc.
160	8.38%, 12/15/2014	169

	Chemical Manufacturing - 0.1%
	Ashland, Inc.
170	9.13%, 06/01/2017 ■	184

	Computer and Electronic Product Manufacturing - 0.2%
	Seagate Technology International
505	10.00%, 05/01/2014 ■	561

	Construction - 0.3%
	Desarrolladora Homes S.A.
147	7.50%, 09/28/2015	143
	KB Home & Broad Home Corp.
200	6.38%, 08/15/2011	200
	Odebrecht Finance Ltd.
373	7.00%, 04/21/2020 ■	353

		696

	Finance and Insurance - 0.9%
	Ford Motor Credit Co.
475	7.50%, 08/01/2012	463
	Lloyds Banking Group plc
500	5.92%, 10/01/2015 ■♠	315
	LPL Holdings, Inc.
1,530	10.75%, 12/15/2015 ■	1,549

		2,327

	Foreign Governments - 0.8%
	Argentina (Republic of)
493	7.00%, 10/03/2015	367
	Indonesia (Republic of)
255	6.88%, 01/17/2018 §	271
	Philippines (Republic of)
100	6.38%, 10/23/2034	98
200	6.50%, 01/20/2020	212
100	8.38%, 06/17/2019	121
	Turkey (Republic of)
478	7.25%, 03/15/2015	533
The accompanying notes are an integral part of these financial statements.

7

The Hartford Income Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 9.4% - (continued)
	Foreign Governments - 0.8% - (continued)
	Venezuela (Republic of)
$623	5.75%, 02/26/2016 §	$419

		2,021

	Health Care and Social Assistance - 0.8%
	HCA, Inc.
255	8.50%, 04/15/2019 ■	270
165	9.25%, 11/15/2016	173
	IASIS Healthcare Capital Corp.
490	8.75%, 06/15/2014	502
	Inverness Medical Innovation, Inc.
295	9.00%, 05/15/2016	299
	Psychiatric Solutions, Inc.
215	7.75%, 07/15/2015	212
	Warner Chilcott Corp.
500	8.75%, 02/01/2015	518

		1,974

	Information - 2.2%
	Canwest MediaWorks L.P.
400	0.00%, 08/01/2015 ■•	80
	Charter Communications Operating LLC
415	10.00%, 04/30/2012 ■Ψ	421
	Citizens Communications Co.
440	9.00%, 08/15/2031	434
	CSC Holdings, Inc.
425	8.50%, 04/15/2014 ■	449
	Frontier Communications Corp.
225	8.25%, 05/01/2014	231
	Intelsat Bermuda Ltd.
730	9.25%, 06/15/2016 ⌂	701
	Intelsat Corp.
600	9.25%, 06/15/2016	610
	Level 3 Financing, Inc.
265	12.25%, 03/15/2013	276
	MetroPCS Wireless, Inc.
720	9.25%, 11/01/2014	726
	Qwest Communications International, Inc.
820	7.50%, 02/15/2014	804
	Sprint Capital Corp.
140	8.75%, 03/15/2032	121
	Windstream Corp.
685	8.63%, 08/01/2016	704

		5,557

	Mining - 0.2%
	Drummond Co., Inc.
390	7.38%, 02/15/2016 ■	357
	Teck Resources Ltd.
215	10.75%, 05/15/2019	250

		607

	Miscellaneous Manufacturing - 0.4%
	Graham Packaging Co., Inc.
650	8.50%, 10/15/2012	655
	L-3 Communications Corp.
340	5.88%, 01/15/2015	330

		985

	Paper Manufacturing - 0.1%
	Georgia-Pacific LLC
350	8.25%, 05/01/2016 ■	371

	Petroleum and Coal Products Manufacturing - 0.5%
	Chesapeake Energy Corp.
480	7.00%, 08/15/2014	484
245	9.50%, 02/15/2015	265
	Headwaters, Inc.
260	11.38%, 11/01/2014 ■	261
	Inergy L.P.
150	8.25%, 03/01/2016	152

		1,162

	Pipeline Transportation - 0.2%
	Copano Energy LLC
315	8.13%, 03/01/2016	308
	El Paso Corp.
115	7.00%, 06/15/2017	115

		423

	Printing and Related Support Activities - 0.0%
	Sheridan Group, Inc.
150	10.25%, 08/15/2011	132

	Professional, Scientific and Technical Services - 0.5%
	Affinion Group, Inc.
1,200	11.50%, 10/15/2015	1,254

	Retail Trade - 0.6%
	Federated Retail Holdings, Inc.
100	5.90%, 12/01/2016	92
	Parkson Retail Group Ltd.
460	7.88%, 11/14/2011	475
	Supervalu, Inc.
140	8.00%, 05/01/2016	142
	United Components, Inc.
1,000	9.38%, 06/15/2013	948

		1,657

	Transit and Ground Passenger Transportation - 0.0%
	Grupo Senda Autotransporte
100	10.50%, 10/03/2015 ■	81

	Utilities - 0.3%
	AES Corp.
110	8.00%, 10/15/2017	110
	AES El Salvador Trust
200	6.75%, 02/01/2016 §	172
	NRG Energy, Inc.
275	7.25%, 02/01/2014	273
160	8.50%, 06/15/2019	162

		717

	Wholesale Trade - 0.2%
	SGS International, Inc.
150	12.00%, 12/15/2013	142
	Supervalu, Inc.
420	7.50%, 11/15/2014	419

		561

	Total corporate bonds: non-investment grade (cost $22,402)	$23,860

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 0.5%
	Transportation - 0.5%
	Bay Area Toll Auth
$675	6.26%, 04/01/2049 ☼	$682
	North Texas Tollway Auth Rev
584	6.72%, 01/01/2049	636

		1,318

	Total municipal bonds (cost $1,273)	$1,318

SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE♦ - 0.3%
	Health Care and Social Assistance - 0.3%
	Life Technologies Corp.
$675	5.25%, 11/23/2015 ±	$678

	Total senior floating rate interests: investment grade (cost $663)	$678

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 2.9%
	Administrative Waste Management and Remediation - 0.1%
	Affinion Group, Inc.
$183	2.74%, 10/17/2012 ±	$175

	Arts, Entertainment and Recreation - 0.5%
	Cedar Fair L.P.
72	2.24%, 08/30/2012 ±	69
260	4.24%, 12/31/2014 ±	251
	Cenveo, Inc., Delayed Draw Term Loan
1	4.79%, 06/21/2013 ±	1
	Cenveo, Inc., Term Loan C
51	4.79%, 06/21/2013 ±	50
	R.H. Donnelley, Inc.
622	6.75%, 10/24/2014 ±Ψ	539
	Regal Cinemas, Inc.
317	4.03%, 10/27/2013 ±	313

		1,223

	Chemical Manufacturing - 0.1%
	Huntsman International LLC
288	1.99%, 04/19/2014 ±	261

	Food Manufacturing - 0.4%
	Dole Food Co., Inc.
94	0.28%, 04/12/2013 ±	95
164	7.97%, 04/12/2013 ±	165
588	8.00%, 04/12/2013 ±	592
	Roundy’s Supermarkets, Inc.
109	3.02%, 11/03/2011 ±	108

		960

	Health Care and Social Assistance - 0.2%
	HCA, Inc.
319	1.53%, 11/17/2012 ±	296
259	2.53%, 11/17/2013 ±	240
	Skilled Healthcare Group, Inc.
74	2.28%, 06/15/2012 ±	69

		605

	Information - 0.8%
	Charter Communications Operating LLC
459	6.25%, 03/06/2014 ±Ψ	417
	Intelsat Bermuda Ltd., Term Loan B 2A
62	2.75%, 01/03/2014 ±	58
	Intelsat Bermuda Ltd., Term Loan B 2B
62	2.75%, 01/03/2014 ±	58
	Intelsat Bermuda Ltd., Term Loan B 2C
62	2.75%, 01/03/2014 ±	58
	MetroPCS Wireless, Inc.
172	2.66%, 11/04/2013 ±	161
	Time Warner Telecom Holdings, Inc.
45	2.01%, 01/07/2013 ±	43
	UPC Financing Partnership
275	3.75%, 12/31/2016 ±	264
	West Corp.
493	7.25%, 10/24/2013 ±	493
	WideOpenWest Finance LLC
567	7.30%, 06/29/2015 ±	434

		1,986

	Motor Vehicle & Parts Manufacturing - 0.0%
	AM General LLC
3	0.24%, 09/30/2012 ±	3
62	3.27%, 09/30/2013 ±	57

		60

	Paper Manufacturing - 0.2%
	Georgia-Pacific LLC
358	2.32%, 12/20/2012 ±	344
197	3.59%, 12/20/2014 ±	195

		539

	Retail Trade - 0.0%
	Michaels Stores, Inc.
184	2.52%, 10/31/2013 ±	164

	Soap, Cleaning Compound and Toilet Manufacturing - 0.4%
	Jarden Corp.
988	3.53%, 01/24/2015 ±	980

	Utilities - 0.2%
	Texas Competitive Electric Holdings Co. LLC
591	3.74%, 10/12/2014 ±	453

	Total senior floating rate interests: non-investment grade (cost $7,736)	$7,406

U.S. GOVERNMENT AGENCIES - 30.0%
	Federal Home Loan Mortgage Corporation - 10.5%
$276	5.50%, 10/01/2032	$292
19,374	6.00%, 01/15/2032 - 11/01/2037	20,375
5,681	6.50%, 05/01/2037 - 05/01/2038 □	6,100

		26,767

	Federal National Mortgage Association - 19.2%
411	5.00%, 11/01/2017 - 01/01/2022	438
159	5.25%, 12/01/2035 Δ	167
2,263	5.50%, 12/01/2032 - 10/01/2034	2,392
24,399	6.00%, 07/01/2036 - 05/01/2038 ☼	25,968
14,273	6.50%, 03/01/2036 - 08/01/2038	15,348
4,319	7.00%, 09/01/2038	4,717

		49,030

The accompanying notes are an integral part of these financial statements.

9

The Hartford Income Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT AGENCIES - 30.0% - (continued)
	Other Government Agencies - 0.3%
	Small Business Administration
	Participation Certificates:
661	4.92%, 10/01/2023		698

	Total U.S. government agencies (cost $73,782)		$76,495

U.S. GOVERNMENT SECURITIES - 14.3%
	U.S. Treasury Securities - 14.3%
	U.S. Treasury Notes - 14.3%
$18,916	1.00%, 09/30/2011 ‡		$18,969
14,979	2.25%, 05/31/2014		15,044
1,109	3.63%, 08/15/2019 ‡		1,130
1,372	4.50%, 08/15/2039 ‡		1,433

			36,576

	Total U.S. government securities (cost $36,310)		$36,576

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
	Long Put Future Option Contract - 0.0%
	U.S. 10 Year Note Option
—	Expiration: February, 2010, Exercise Price:
	$110.00		$34

	Total put options purchased (cost $41)		$34

	Total long-term investments (cost $237,568)		$246,365

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 10.0%
	Investment Pools and Funds - 4.7%
11,971	JP Morgan U.S. Government Money Market Fund		$11,971
—	State Street Bank U.S. Government Money Market Fund		—
—	Wells Fargo Advantage Government Money Market Fund		—

			11,971

	Repurchase Agreements - 5.3%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/02/2009 in the amount of $6,813, collateralized by U.S. Treasury Bond 5.25% - 7.88%, 2021 - 2029, value of $7,056)
$6,813	0.06%, 10/30/2009		6,813

RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $3,427, collateralized by U.S. Treasury Bond 5.00%, 2037, U.S. Treasury Note 3.13% - 4.63%, 2013 - 2017, value of $3,496)

3,427	0.06%, 10/30/2009		3,427
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/02/2009 in the amount of $3,139, collateralized by U.S. Treasury Note 1.50%, 2010, value of $3,182)
3,139	0.04%, 10/30/2009		3,139

			13,379

	Total short-term investments (cost $25,350)		$25,350

	Total investments (cost $262,918) ▲	106.7%	$271,715
	Other assets and liabilities	(6.7)%	(16,994)

	Total net assets	100.0%	$254,721

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.7% of total net assets at October 31, 2009.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $263,146 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$14,960
Unrealized Depreciation	(6,391)

Net Unrealized Appreciation	$8,569

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2009, was $342, which represents 0.13% of total net assets.

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2009.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $28,655, which represents 11.25% of total net assets.

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and determined to be liquid. At October 31, 2009, the market value of these securities amounted to $1,837 or 0.72% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.
The accompanying notes are an integral part of these financial statements.

10

۞	Convertible security.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2009.

☼	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2009 was $22,267.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2009.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

♦	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

□	Security pledged as initial margin deposit for open futures contracts at October 31, 2009.
Futures Contracts Outstanding at October 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
10 Year U.S. Treasury Note	72	Long	Dec 2009	$9
U.S. 2 Year Note	31	Long	Dec 2009	$25
U.S. 5 Year Note	99	Short	Dec 2009	$(77)
U.S. Long Bond	3	Short	Dec 2009	$7

				$(36)

*	The number of contracts does not omit 000’s.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

03/2004	$2,531	Banc of America Commercial Mortgage, Inc., 5.50%, 11/10/2039 - 144A	$52
07/2004	$6,439	Banc of America Commercial Mortgage, Inc., 5.75%, 06/10/2039 - 144A	31
05/2007 - 02/2009	$5,258	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	717
08/2007	$9,653	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	1,308
11/2006 - 08/2007	$5,891	CBA Commercial Small Balance Commercial Mortgage, 3.00%, 01/25/2039 - 144A	507
04/2006 - 08/2007	$4,672	CBA Commercial Small Balance Commercial Mortgage, 7.00%, 07/25/2035 - 06/25/2038 - 144A	12
03/2004	$4,941	Commercial Mortgage Pass-Through Certificates, 5.50%, 03/10/2039 - 144A	124
06/2006	$5,049	GE Business Loan Trust, 6.14%, 05/15/2034 - 144A	9
12/2005	$53,935	GE Capital Commercial Mortgage Corp., 6.35%, 11/10/2045 - 144A	33
05/2007	$387	Greenwich Capital Commercial Funding Corp., 0.00%, 11/05/2021 - 144A	375
06/2006 - 06/2007	$730	Intelsat Bermuda Ltd., 9.25%, 06/15/2016	766
03/2007	$75	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	75
03/2004 - 08/2006	$2,057	JP Morgan Chase Commercial Mortgage Securities Corp., 5.50%, 01/15/2038 - 144A	51
04/2005 - 10/2007	$20,420	LB-UBS Commercial Mortgage Trust, 5.26%, 06/15/2036 - 144A	11
04/2007	$22	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	22
02/2004	$6,071	Wachovia Bank Commercial Mortgage Trust, 5.50%, 02/15/2041 - 144A	112
03/2008	$899	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	726

The aggregate value of these securities at October 31, 2009 was $3,597 which represents 1.41% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

11

The Hartford Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$23,876	$—	$21,166	$2,710
Corporate Bonds: Investment Grade	76,122	—	75,430	692
Corporate Bonds: Non-Investment Grade	23,860	—	23,336	524
Municipal Bonds	1,318	—	1,318	—
Put Options Purchased	34	34	—	—
Senior Floating Rate Interests: Investment Grade	678	—	678	—
Senior Floating Rate Interests: Non-Investment Grade	7,406	—	7,406	—
U.S. Government Agencies	76,495	—	76,495	—
U.S. Government Securities	36,576	21,532	15,044	—
Short-Term Investments	25,350	11,971	13,379	—

Total	$271,715	$33,537	$234,252	$3,926

Other Financial Instruments *	$41	$41	$—	$—

Liabilities:
Other Financial Instruments *	$77	$77	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of		Change in		Transfers In	Balance as of
	October 31,	Realized Gain	Unrealized		and/or Out of	October 31,
	2008	(Loss)	Appreciation	Net Sales	Level 3	2009

Assets:
Asset & Commercial Mortgage Backed Securities	6,168	(3,885)	2,024 *	(297)	(1,300)	2,710
Corporate Bonds	2,806	(1,186)	1,547 †	(958)	(993)	1,216

Total	$8,974	$(5,071)	$3,571	$(1,255)	$(2,293)	$3,926

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $(996).

†	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $501.
The accompanying notes are an integral part of these financial statements.

12

The Hartford Income Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $262,918)	$271,715
Receivables:
Investment securities sold	2,891
Fund shares sold	792
Dividends and interest	2,517
Variation margin	37
Other assets	71

Total assets	278,023

Liabilities:
Payables:
Investment securities purchased	22,827
Fund shares redeemed	243
Investment management fees	23
Dividends	49
Distribution fees	10
Variation margin	65
Accrued expenses	46
Other liabilities	39

Total liabilities	23,302

Net assets	$254,721

Summary of Net Assets:
Capital stock and paid-in-capital	290,979
Accumulated undistributed net investment income	95
Accumulated net realized loss on investments and foreign currency transactions	(45,114)
Unrealized appreciation of investments	8,761

Net assets	$254,721

Shares authorized	300,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$9.54/$9.99

Shares outstanding	11,687

Net assets	$111,456

Class B: Net asset value per share	$9.53

Shares outstanding	1,090

Net assets	$10,389

Class C: Net asset value per share	$9.55

Shares outstanding	2,432

Net assets	$23,237

Class Y: Net asset value per share	$9.52

Shares outstanding	11,514

Net assets	$109,639

The accompanying notes are an integral part of these financial statements.

13

The Hartford Income Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Interest	$14,619
Securities lending	44

Total investment income	14,663

Expenses:
Investment management fees	1,249
Transfer agent fees	234
Distribution fees
Class A	226
Class B	86
Class C	175
Custodian fees	11
Accounting services fees	41
Registration and filing fees	60
Board of Directors’ fees	8
Audit fees	13
Other expenses	49

Total expenses (before waivers and fees paid indirectly)	2,152
Expense waivers	(146)
Transfer agent fee waivers	(3)
Custodian fee offset	—

Total waivers and fees paid indirectly	(149)

Total expenses, net	2,003

Net Investment Income	12,660

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(28,771)
Net realized gain on futures	1,770
Net realized loss on swap contracts	(380)
Net realized loss on forward foreign currency contracts	(6)
Net realized gain on other foreign currency transactions	4

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(27,383)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	59,541
Net unrealized depreciation of futures	(88)
Net unrealized depreciation of forward foreign currency contracts	(5)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	7

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	59,455

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	32,072

Net Increase in Net Assets Resulting from Operations	$44,732

The accompanying notes are an integral part of these financial statements.

14

The Hartford Income Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$12,660	$18,842
Net realized loss on investments, other financial instruments and foreign currency transactions	(27,383)	(16,896)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	59,455	(46,211)

Net Increase (Decrease) In Net Assets Resulting From Operations	44,732	(44,265)

Distributions to Shareholders:
From net investment income
Class A	(5,026)	(5,406)
Class B	(417)	(446)
Class C	(831)	(699)
Class Y	(6,601)	(11,948)

Total distributions	(12,875)	(18,499)

Capital Share Transactions:
Class A	16,535	2,065
Class B	1,344	(252)
Class C	7,581	1,637
Class Y	(44,886)	(33,960)

Net decrease from capital share transactions	(19,426)	(30,510)

Net Increase (Decrease) In Net Assets	12,431	(93,274)
Net Assets:
Beginning of period	242,290	335,564

End of period	$254,721	$242,290

Accumulated undistributed (distribution in excess of) net investment income (loss)	$95	$172

The accompanying notes are an integral part of these financial statements.

15

The Hartford Income Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

16

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

17

The Hartford Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

18

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of October 31, 2009.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

19

The Hartford Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

j)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2009.

k)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

l)	Senior Floating Rate Interests — The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

m)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the

20

Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

n)	Credit Default Swaps — The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund had no outstanding credit default swaps as of October 31, 2009.

o)	Interest Rate Swaps — The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (i.e. LIBOR, etc.), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of October 31, 2009, the Fund had no outstanding interest rate swaps.

p)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

21

The Hartford Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
q)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts	Investments in securities, at value	$34
	(Purchased Options), Market Value
Interest rate contracts	Summary of Net Assets - Unrealized appreciation	41	Summary of Net Assets - Unrealized depreciation	77
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.
Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$—	$19	$1,770	$—	$—	$1,789
Foreign exchange contracts	—	—	—	(6)	—	(6)
Credit contracts	—	—	—	—	(380)	(380)

Total	$—	$19	$1,770	$(6)	$(380)	$1,403

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	—	(7)	(88)	—	—	$(95)
Foreign exchange contracts	—	—	—	(5)	—	(5)

Total	$—	$(7)	$(88)	$(5)	$—	$(100)

r)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

22

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of October 31, 2009. There were no transactions involving written option contracts during the year ended October 31, 2009.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$12,921	$18,595

23

The Hartford Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$171
Accumulated Capital Losses *	(44,922)
Unrealized Appreciation †	8,568

Total Accumulated Deficit	$(36,183)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase undistributed net investment income by $138, decrease accumulated net realized loss on investments by $137, and decrease paid-in-capital by $1.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2013	$311
2014	262
2015	161
2016	16,662
2017	27,526

Total	$44,922

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
5.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

24

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
0.95%	1.70%	1.70%	0.70%
Effective November 1, 2009, HIFSCO has agreed to revise the voluntary limit (which is the permanent expense limitation) on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class Y
1.00%	1.75%	1.75%	0.75%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005
Class A Shares	0.95%	0.95%	0.95%	0.95%	0.95%
Class B Shares	1.67	1.70	1.70	1.70	1.70
Class C Shares	1.70	1.70	1.70	1.70	1.70
Class Y Shares	0.64	0.63	0.68	0.70	0.70
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $883 and contingent deferred sales charges of $18 from the Fund.

25

The Hartford Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $9. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $225 for providing such services. These fees are accrued daily and paid monthly.
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$148,806
Sales Proceeds Excluding U.S. Government Obligations	201,370
Cost of Purchases for U.S. Government Obligations	236,293
Sales Proceeds for U.S. Government Obligations	206,320

26

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	5,906	525	(4,596)	—	1,835	5,059	410	(5,290)	—	179
Amount	$51,605	$4,607	$(39,677)	$—	$16,535	$49,096	$3,912	$(50,943)	$—	$2,065
Class B
Shares	522	40	(412)	—	150	343	38	(412)	—	(31)
Amount	$4,571	$355	$(3,582)	$—	$1,344	$3,347	$368	$(3,967)	$—	$(252)
Class C
Shares	1,308	61	(505)	—	864	1,001	44	(881)	—	164
Amount	$11,508	$541	$(4,468)	$—	$7,581	$9,674	$423	$(8,460)	$—	$1,637
Class Y
Shares	685	752	(6,849)	—	(5,412)	2,605	1,250	(8,011)	—	(4,156)
Amount	$6,248	$6,530	$(57,664)	$—	$(44,886)	$25,488	$11,985	$(71,433)	$—	$(33,960)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	53	$462
For the Year Ended October 31, 2008	35	$336
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

27

The Hartford Income Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$8.28	$0.48	$—	$1.27	$1.75	$(0.49)	$—	$—	$(0.49)	$1.26	$9.54
B	8.28	0.42	—	1.26	1.68	(0.43)	—	—	(0.43)	1.25	9.53
C	8.30	0.42	—	1.25	1.67	(0.42)	—	—	(0.42)	1.25	9.55
Y	8.27	0.51	—	1.25	1.76	(0.51)	—	—	(0.51)	1.25	9.52

For the Year Ended October 31, 2008
A	10.14	0.54	—	(1.87)	(1.33)	(0.53)	—	—	(0.53)	(1.86)	8.28
B	10.14	0.47	—	(1.87)	(1.40)	(0.46)	—	—	(0.46)	(1.86)	8.28
C	10.16	0.47	—	(1.87)	(1.40)	(0.46)	—	—	(0.46)	(1.86)	8.30
Y	10.12	0.57	—	(1.86)	(1.29)	(0.56)	—	—	(0.56)	(1.85)	8.27

For the Year Ended October 31, 2007
A	10.33	0.57	—	(0.19)	0.38	(0.57)	—	—	(0.57)	(0.19)	10.14
B	10.33	0.50	—	(0.20)	0.30	(0.49)	—	—	(0.49)	(0.19)	10.14
C	10.35	0.50	—	(0.19)	0.31	(0.50)	—	—	(0.50)	(0.19)	10.16
Y	10.32	0.60	—	(0.20)	0.40	(0.60)	—	—	(0.60)	(0.20)	10.12

For the Year Ended October 31, 2006
A	10.24	0.54	—	0.08	0.62	(0.53)	—	—	(0.53)	0.09	10.33
B	10.24	0.46	—	0.08	0.54	(0.45)	—	—	(0.45)	0.09	10.33
C	10.26	0.46	—	0.08	0.54	(0.45)	—	—	(0.45)	0.09	10.35
Y	10.24	0.56	—	0.08	0.64	(0.56)	—	—	(0.56)	0.08	10.32

For the Year Ended October 31, 2005
A	10.72	0.51	—	(0.44)	0.07	(0.51)	(0.04)	—	(0.55)	(0.48)	10.24
B	10.72	0.43	—	(0.43)	—	(0.44)	(0.04)	—	(0.48)	(0.48)	10.24
C	10.74	0.43	—	(0.43)	—	(0.44)	(0.04)	—	(0.48)	(0.48)	10.26
Y	10.72	0.52	—	(0.42)	0.10	(0.54)	(0.04)	—	(0.58)	(0.48)	10.24

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

28

- Ratios and Supplemental Data -

		Ratio of Expenses to Average	Ratio of Expenses to Average	Ratio of Expenses to Average
		Net Assets Before Waivers and	Net Assets After Waivers and	Net Assets After Waivers and	Ratio of Net
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Investment Income to	Portfolio
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Average Net Assets	Turnover Rate(d)

21.83%	$111,456	1.08%	0.95%	0.95%	5.46%	178%
20.85	10,389	1.96	1.67	1.67	4.74	—
20.76	23,237	1.76	1.70	1.70	4.66	—
22.07	109,639	0.64	0.64	0.64	5.88	—

(13.71)	81,569	1.02	0.95	0.95	5.53	177
(14.36)	7,779	1.91	1.70	1.70	4.79	—
(14.34)	13,007	1.76	1.70	1.70	4.79	—
(13.37)	139,935	0.63	0.63	0.63	5.85	—

3.77	98,047	1.08	0.95	0.95	5.72	147
3.00	9,837	1.95	1.70	1.70	4.92	—
3.01	14,263	1.82	1.70	1.70	4.92	—
3.97	213,417	0.68	0.68	0.68	5.95	—

6.24	37,168	1.21	0.95	0.95	5.35	175
5.45	7,224	2.06	1.70	1.70	4.60	—
5.44	8,101	1.96	1.70	1.70	4.61	—
6.41	60,690	0.78	0.70	0.70	5.63	—

0.70	28,942	1.20	0.95	0.95	4.80	188
(0.04)	5,973	2.06	1.70	1.70	4.05	—
(0.03)	5,142	1.96	1.70	1.70	4.05	—
0.98	16,431	0.79	0.70	0.70	5.16	—

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

30

The Hartford Income Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

The Hartford Income Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

32

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov . The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Income Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	5.00%
Other Securities	95.00%

Total	100.00%

QII†	100.00%

*	The income received from federal obligations.

†	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.488	N/A	N/A	0.488
Class B	0.426	N/A	N/A	0.426
Class C	0.424	N/A	N/A	0.424
Class Y	0.513	N/A	N/A	0.513
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

34

The Hartford Income Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,137.60	$5.12	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class B	$1,000.00	$1,133.80	$9.04	$1,000.00	$1,016.74	$8.54	1.68	184	365
Class C	$1,000.00	$1,133.30	$9.14	$1,000.00	$1,016.64	$8.64	1.70	184	365
Class Y	$1,000.00	$1,139.60	$3.29	$1,000.00	$1,022.13	$3.11	0.61	184	365

35

The Hartford Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Income Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

36

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO. The Board noted Management’s proposal to increase the levels above which expenses will be reimbursed for each share class by 0.05%.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered

37

The Hartford Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

38

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-23 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford Inflation Plus Fund

The Hartford Inflation Plus Fund

The Hartford Inflation Plus Fund inception 10/31/2002

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks a total return that exceeds the rate of inflation over an economic cycle.
Performance Overview(1) 10/31/02 - 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception

Inflation Plus A#	17.20%	4.66%	5.52%
Inflation Plus A##	11.93%	3.70%	4.83%
Inflation Plus B#	16.30%	3.86%	4.75%
Inflation Plus B##	11.30%	3.52%	4.75%
Inflation Plus C#	16.32%	3.85%	4.74%
Inflation Plus C##	15.32%	3.85%	4.74%
Inflation Plus I#	17.53%	4.87%	5.67%
Inflation Plus R3#	16.78%	4.52%	4.98%
Inflation Plus R4#	17.14%	4.69%	5.12%
Inflation Plus R5#	17.30%	4.84%	5.24%
Inflation Plus Y#	17.44%	4.91%	5.31%
Barclays Capital U.S. TIPS Index	17.15%	4.83%	6.11%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance, which commenced operations on 11/28/03.

Portfolio Managers
John Hendricks
Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Inflation Plus Fund returned 17.20%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmark, the Barclays Capital U.S. TIPS Index, returned 17.15% while the average return of the Lipper Treasury Inflation Protected Securities peer group, a group of funds with investment strategies similar to those of the Fund, was 16.25%.
Why did the Fund perform this way?
The Consumer Price Index (CPI) headline inflation a year ago this October was at 3.7%. That is in sharp contrast with the negative 1.3% print for September 2009 (the most recent month reporting period). The year to year decline in CPI for September was largely due to a sharp decline in energy prices from one year ago. The energy sub-index of CPI dropped 21.6% over the last twelve-months, as all its major components continued to decline.

2

Looking ahead, headline CPI will likely revert back to positive on a year to year basis by the end of 2009. Headline CPI prints are still suffering from a “base effect” caused by extremely high energy prices in the first half of 2008. The low print for headline CPI this year probably already occurred in July when it was negative 2.1%. In contrast to the collapse in energy prices at the end of 2008, prices have trended higher for most of 2009. Crude oil has more than doubled in price since the beginning of the year. Oil tends to garner significant attention in the Treasury Inflation Protected Securities (TIPS) market and is one of the major factors contributing to the recovery in TIPS prices since the end of 2008. In the background of all this is a steady erosion in the value of the U.S. dollar and a steady rise in the price of gold. The combination of all these factors has resulted in a steady recovery in TIPS breakevens (i.e. the spread between nominal yields on Treasuries and the real yield on TIPS). Ten year breakevens, which turned negative at one point in November 2008, recovered all the way to positive 200 basis points by the middle of 2009.
The Fund maintained a high weight (93% plus) to TIPS over the period. Duration (i.e. sensitivity to changes in interest rates) and security selection both detracted from performance over the period but this was more than offset by the positive contribution from positioning along the real yield curve and sector allocation. As the financial crisis accelerated in the 4th quarter of 2008, the Fund’s cash position was increased, and the Fund’s TIPS holdings were shifted further out on the yield curve (i.e. purchasing bonds with a longer maturity date). These changes helped the Fund avoid the significant negative impacts of short real yields rising sharply as commodity prices collapsed at the end of 2008. The negative contribution to performance (primarily in January) from security selection was largely the result of investors purchasing newer TIPS issues with low inflation accruals over older TIPS issues with high accrued inflation. While TIPS issues with low index ratios (i.e. primarily more recently auctioned issues without much accrued inflation) continue to trade richly, the disparity we saw earlier in the year has been dissipating. Our short-term view on inflation indicates no inflationary pressure for at least 12-24 months. As such, the Fund continues to avoid making any allocations to short TIPS (ie. 2yrs and under). Liquidity in the TIPS market has come back significantly from the poor conditions we saw at the end of 2008 and early 2009; however, the market is not back to pre-crisis conditions. As a result the Fund continues to actively manage interest rate risk and the volatility of the basis between TIPs and nominal Treasuries, primarily through the use of financial futures contracts (an exchange traded contract to buy or sell a financial instrument at a certain date in the future).
What is your outlook?
There remains wide spread disagreement between economists about the outlook for inflation. However, the TIPS market seems to be taking its cues from the equity markets and the growing perception that the recession ended in June or July. With the Fed continuing to emphasize that policy will remain accommodative for an “extended period of time,” investors both domestically and overseas have continued to favor TIPS.
The Federal Reserve (the Fed) has tried to reassure the markets that inflation will remain subdued, if for no other reason than to support the U.S. dollar. If the dollar continues to slide on fears of the Fed reflating the economy, it will complicate the Fed’s ability to maintain low rates and simultaneously prevent inflationary expectations from rising.
The combination of rising unemployment, falling wages and global slack will likely keep inflation in check for the foreseeable future. Our greatest concern going forward is the absolute level of real yields. Real yields across the board are historically low. At the end of the quarter, 20 year real yields dipped below 2%. While this is not an all time low, the level is worrisome when considered in the context of extremely low policy rates, a growing budget deficit , the winding down of quantitative easing and an economy that is recovering more quickly than expected.
The concern among investors remains the real possibility of a policy mistake as the economy moves out of recession. When the Fed decides to reverse course, the moves may not be as incremental as in the past. Some Fed governors have even hinted as much in their recent speeches, and if interest rate movements come at a faster pace than they have historically, the market reaction will not be good, particularly in the short end of the yield curve.
On August 5, 2009, the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford U.S. Government Securities Fund (“U.S. Government Securities”) and the Board of Directors of The Hartford Mutual Funds, Inc. approved on behalf of The Hartford Inflation Plus Fund (“Inflation Plus”), a Form of Agreement and Plan of Reorganization that provides for the reorganization of U.S. Government Securities, a series of The Hartford Mutual Funds II, Inc., into Inflation Plus, a series of The Hartford Mutual Funds, Inc. (“Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about the close of business on February 19, 2010 or on such other date as the officers of the Hartford Mutual Funds determine.
Distribution by Credit Quality
as of October 31, 2009

Percentage of
Long Term
Rating	Holdings
AAA	99.9%
Not Rated	0.1

Total	100.0%

Diversification by Industry
as of October 31, 2009

Percentage of
Industry	Net Assets
Long Call Index Option Contract	0.0%
Long Put Future Option Contract	0.1
U.S. Government Securities	90.6
Short-Term Investments	9.7
Other Assets and Liabilities	(0.4)

Total	100.0%

3

The Hartford Inflation Plus Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
U.S. GOVERNMENT SECURITIES - 90.6%
	U.S. Treasury Securities - 90.6%
	U.S. Treasury Bonds - 21.6%
$44,740	1.75%, 01/15/2028 ◄	$44,372
38,975	2.00%, 01/15/2026 ◄	42,761
194,505	2.38%, 01/15/2025 - 01/15/2027 ◄	224,702
5,000	3.63%, 04/15/2028 ◄	8,273

		320,108

	U.S. Treasury Notes - 69.0%
30,000	0.63%, 04/15/2013 ◄	30,902
24,702	1.63%, 01/15/2015 ◄	28,871
41,000	1.88%, 07/15/2019 ◄	43,297
73,575	1.88%, 07/15/2013 - 07/15/2015 ◄	89,644
312,894	2.00%, 04/15/2012 - 01/15/2016 ◄	364,884
48,950	2.13%, 01/15/2019 ◄	52,380
25,000	2.38%, 10/31/2014	25,065
47,852	2.38%, 01/15/2017 ◄	55,227
169,165	2.50%, 07/15/2016 - 01/15/2029 ◄	190,550
12,585	2.63%, 07/15/2017 ◄	14,422
43,785	3.00%, 08/31/2016 - 09/30/2016	43,933
61,432	3.00%, 07/15/2012 ◄	79,176
1,715	3.38%, 01/15/2012 ◄	2,231

		1,020,582

		1,340,690

	Total U.S. government securities (cost $1,286,356)	$1,340,690

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
	Long Call Index Option Contract - 0.0%
	U.S. 5 Year Note Option
1	Expiration: November, 2009, Exercise Price:$117.00 Θ	$408

	Total call options purchased (cost $305)	$408

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.1%
	Long Put Future Option Contract - 0.1%
	U.S. 10 Year Note Option
2	Expiration: February, 2010, Exercise Price:$110.00	$759

	Total put options purchased (cost $1,091)	$759

	Total long-term investments (cost $1,287,752)	$1,341,857

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 9.7%
	Investment Pools and Funds - 6.6%
$66,829	JP Morgan U.S. Government Money Market Fund		$66,829
—	State Street Bank U.S. Government Money Market Fund		—
31,001	Wells Fargo Advantage Government Money Market Fund		31,001

			97,830

	Repurchase Agreements - 3.0%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/02/2009 in the amount of $22,899, collateralized by U.S. Treasury Bond 5.25% - 7.88%, 2021 - 2029, value of $23,715)
22,899	0.06%, 10/30/2009		22,898

RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $11,519, collateralized by U.S. Treasury Bond 5.00%, 2037, U.S. Treasury Note 3.13% - 4.63%, 2013 - 2017, value of $11,749)

11,519	0.06%, 10/30/2009		11,519
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/02/2009 in the amount of $10,550, collateralized by U.S. Treasury Note 1.50%, 2010, value of $10,694)
10,550	0.04%, 10/30/2009		10,550

			44,967

	U.S. Treasury Bills - 0.1%
930	0.08%, 1/14/2010☐ ○		930

	Total short-term investments (cost $143,727)		$143,727

	Total investments (cost $1,431,479)▲	100.4%	$1,485,584
	Other assets and liabilities	(0.4)%	(5,943)

	Total net assets	100.0%	$1,479,641

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $1,447,982 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$54,437
Unrealized Depreciation	(16,835)

Net Unrealized Appreciation	$37,602

◄	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.
The accompanying notes are an integral part of these financial statements.

4

□	Security pledged as initial margin deposit for open futures contracts at October 31, 2009.

Futures Contracts Outstanding at October 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
U.S. 5 Year Note	200	Long	Dec 2009	$174
U.S. 5 Year Note	200	Short	Dec 2009	$(160)
U.S. Long Bond	33	Long	Dec 2009	$29

				$43

*	The number of contracts does not omit 000’s.

Θ	At October 31, 2009, these securities were designated to cover open call options written as follows:

				Unrealized
Issuer/ Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts*	Value ╪	Received	(Depreciation)
U.S. 5 Year Note Option, $118.00, Nov, 2009	1,374	$86	$60	$(26)

*	The number of contracts does not omit 000’s.
Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Australian Dollar (Buy)	$7,237	$7,285	11/03/09	$(48)
Euro (Buy)	42,558	43,008	11/13/09	(450)
Euro (Sell)	14,142	14,197	11/13/09	55
Japanese Yen (Buy)	30,051	30,297	11/09/09	(246)
Japanese Yen (Sell)	27,708	27,461	11/09/09	(247)
Japanese Yen (Buy)	12,264	12,030	11/09/09	234
Japanese Yen (Sell)	14,606	14,654	11/09/09	48

				$(654)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Inflation Plus Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Call Options Purchased	$408	$408	$—	$—
Put Options Purchased	759	759	—	—
U.S. Government Securities	1,340,690	148,696	1,191,994	—
Short-Term Investments	143,727	97,830	45,897	—

Total	$1,485,584	$247,693	$1,237,891	$—

Other Financial Instruments *	$540	$203	$337	$—

Liabilities:
Other Financial Instruments *	$1,177	$186	$991	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

6

The Hartford Inflation Plus Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,431,479)	$1,485,584
Foreign currency on deposit with custodian (cost $9)	9
Unrealized appreciation on forward foreign currency contracts	337
Receivables:
Investment securities sold	382
Fund shares sold	17,476
Dividends and interest	7,470
Variation margin	150
Other assets	253

Total assets	1,511,661

Liabilities:
Unrealized depreciation on forward foreign currency contracts	991
Payables:
Investment securities purchased	25,011
Fund shares redeemed	5,006
Investment management fees	124
Dividends	360
Distribution fees	116
Variation margin	122
Accrued expenses	201
Written options (proceeds $60)	86
Other liabilities	3

Total liabilities	32,020

Net assets	$1,479,641

Summary of Net Assets:
Capital stock and paid-in-capital	1,430,586
Accumulated undistributed net investment income	2,905
Accumulated net realized loss on investments and foreign currency transactions	(7,318)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	53,468

Net assets	$1,479,641

Shares authorized	600,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$11.39/$11.93

Shares outstanding	53,416

Net assets	$608,161

Class B: Net asset value per share	$11.30

Shares outstanding	8,492

Net assets	$95,935

Class C: Net asset value per share	$11.29

Shares outstanding	41,074

Net assets	$463,764

Class I: Net asset value per share	$11.45

Shares outstanding	12,038

Net assets	$137,773

Class R3: Net asset value per share	$11.36

Shares outstanding	472

Net assets	$5,355

Class R4: Net asset value per share	$11.40

Shares outstanding	242

Net assets	$2,758

Class R5: Net asset value per share	$11.42

Shares outstanding	23

Net assets	$258

Class Y: Net asset value per share	$11.43

Shares outstanding	14,487

Net assets	$165,637

The accompanying notes are an integral part of these financial statements.

7

The Hartford Inflation Plus Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Interest	$16,216

Total investment income	16,216

Expenses:
Investment management fees	5,564
Administrative services fees	5
Transfer agent fees	1,150
Distribution fees
Class A	1,115
Class B	859
Class C	3,271
Class R3	7
Class R4	3
Custodian fees	7
Accounting services fees	191
Registration and filing fees	168
Board of Directors’ fees	25
Audit fees	40
Other expenses	239

Total expenses (before waivers and fees paid indirectly)	12,644
Expense waivers	(1,023)
Custodian fee offset	—

Total waivers and fees paid indirectly	(1,023)

Total expenses, net	11,621

Net Investment Income	4,595

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	9,746
Net realized gain on futures	6,388
Net realized loss on written options	(4,698)
Net realized gain on forward foreign currency contracts	1,480
Net realized loss on other foreign currency transactions	(410)

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	12,506

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	143,170
Net unrealized appreciation of futures	43
Net unrealized depreciation of written options	(78)
Net unrealized depreciation of forward foreign currency contracts	(1,398)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	43

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	141,780

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	154,286

Net Increase in Net Assets Resulting from Operations	$158,881

The accompanying notes are an integral part of these financial statements.

8

The Hartford Inflation Plus Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$4,595	$40,628
Net realized gain on investments, other financial instruments and foreign currency transactions	12,506	2,090
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	141,780	(90,885)

Net Increase (Decrease) In Net Assets Resulting From Operations	158,881	(48,167)

Distributions to Shareholders:
From net investment income
Class A	(2,454)	(14,746)
Class B	(368)	(3,680)
Class C	(1,322)	(10,507)
Class I	(375)	(791)
Class R3	(7)	(6)
Class R4	(4)	(1)
Class R5	(1)	(1)
Class Y	(1,001)	(10,227)

Total distributions	(5,532)	(39,959)

Capital Share Transactions:
Class A	236,750	159,030
Class B	7,786	14,863
Class C	176,476	109,914
Class I	101,702	28,077
Class R3	4,939	237
Class R4	2,575	8
Class R5	212	19
Class Y	5,207	(13,282)

Net increase from capital share transactions	535,647	298,866

Net Increase In Net Assets	688,996	210,740
Net Assets:
Beginning of period	790,645	579,905

End of period	$1,479,641	$790,645

Accumulated undistributed (distribution in excess of) net investment income (loss)	$2,905	$2,715

The accompanying notes are an integral part of these financial statements.

9

The Hartford Inflation Plus Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Inflation Plus Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the

10

security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

11

The Hartford Inflation Plus Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

12

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

g)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2009, the Fund had no outstanding when-issued or delayed delivery securities.

13

The Hartford Inflation Plus Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
i)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

j)	Senior Floating Rate Interests — The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund had no outstanding senior floating rate interests as of October 31, 2009.

k)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts			Written Options, Market Value	86
Interest rate contracts	Summary of Net Assets — Unrealized appreciation	203	Summary of Net Assets — Unrealized depreciation	160
Interest rate contracts	Investments in securities, at value (Purchased Options), Market Value	1,167
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	337	Unrealized depreciation on forward foreign currency contracts	991

14

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$(4,698)	$6,110	$6,388	$—	$—	$7,800
Foreign exchange contracts	—	—	—	1,480	—	1,480

Total	$(4,698)	$6,110	$6,388	$1,480	$—	$9,280

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	(78)	(101)	43	—	—	$(136)
Foreign exchange contracts	—	—	—	(1,398)	—	(1,398)

Total	$(78)	$(101)	$43	$(1,398)	$—	$(1,534)

n)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

15

The Hartford Inflation Plus Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of October 31, 2009. Transactions involving written option contracts during the year ended October 31, 2009, are summarized below:

Options Contract Activity During the Year Ended October 31, 2009
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	1,000	$216
Written	32,100	23,305
Expired	—	—
Closed	(31,726)	(23,461)
Exercised	—	—

End of Period	1,374	$60

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	28,814	22,335
Expired	(1,872)	(111)
Closed	(26,942)	(22,224)
Exercised	—	—

End of Period	—	$—

*	The number of contracts does not omit 000’s.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

16

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$5,319	$40,029
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$11,813
Unrealized Appreciation *	37,602

Total Accumulated Earnings	$49,415

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase accumulated undistributed net investment income by $1,127, decrease accumulated net realized loss on investments by $1,070, and decrease paid-in-capital by $57.

e)	Capital Loss Carryforward — The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2009.

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
5.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

17

The Hartford Inflation Plus Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.25%	1.00%	0.76%	0.60%
Effective November 1, 2009, HIFSCO has agreed to revise the voluntary limit (which is the permanent expense limitation) on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.90%	1.65%	1.65%	0.65%	1.25%	1.00%	0.81%	0.65%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, this amount is included in the Statement of Operations.

18

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	0.85%	0.85%	0.85%		0.95%	0.95%
Class B Shares	1.60	1.60	1.60		1.70	1.70
Class C Shares	1.60	1.60	1.60		1.70	1.70
Class I Shares	0.60	0.60	0.58		0.70 *
Class R3 Shares	1.25	1.25	1.23	†
Class R4 Shares	1.00	1.00	0.99	†
Class R5 Shares	0.76	0.70	0.72	†
Class Y Shares	0.59	0.60	0.56		0.68	0.68

*	From August 31, 2006 (commencement of operations), through October 31, 2006.

†	From December 22, 2006 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $4,996 and contingent deferred sales charges of $435 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $76. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the

19

The Hartford Inflation Plus Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $1,086 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$76,226
Sales Proceeds Excluding U.S. Government Obligations	101,506
Cost of Purchases for U.S. Government Obligations	1,890,232
Sales Proceeds for U.S. Government Obligations	1,417,554
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	42,591	190	(20,853)	—	21,928	25,993	1,034	(12,853)	—	14,174
Amount	$458,293	$2,018	$(223,561)	$—	$236,750	$288,295	$11,450	$(140,715)	$—	$159,030
Class B
Shares	2,833	28	(2,137)	—	724	2,544	258	(1,479)	—	1,323
Amount	$30,124	$289	$(22,627)	$—	$7,786	$28,133	$2,852	$(16,122)	$—	$14,863
Class C
Shares	23,968	89	(7,728)	—	16,329	14,894	669	(5,776)	—	9,787
Amount	$257,766	$933	$(82,223)	$—	$176,476	$165,357	$7,411	$(62,854)	$—	$109,914
Class I
Shares	13,345	25	(4,098)	—	9,272	4,848	56	(2,466)	—	2,438
Amount	$145,997	$266	$(44,561)	$—	$101,702	$53,494	$615	$(26,032)	$—	$28,077
Class R3
Shares	537	1	(88)	—	450	38	1	(18)	—	21
Amount	$5,902	$7	$(970)	$—	$4,939	$424	$6	$(193)	$—	$237
Class R4
Shares	253	—	(13)	—	240	1	—	—	—	1
Amount	$2,717	$4	$(146)	$—	$2,575	$7	$1	$—	$—	$8
Class R5
Shares	28	—	(8)	—	20	2	—	—	—	2
Amount	$304	$1	$(93)	$—	$212	$18	$1	$—	$—	$19
Class Y
Shares	3,778	95	(3,497)	—	376	3,285	920	(5,452)	—	(1,247)
Amount	$41,289	$998	$(37,080)	$—	$5,207	$36,316	$10,241	$(59,839)	$—	$(13,282)

20

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	125	$1,341
For the Year Ended October 31, 2008	56	$621
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Reorganization of The Hartford U.S. Government Securities Fund with and into the Fund:

On August 5, 2009, the Board of Directors of the The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford U.S. Government Securities Fund and the Board of Directors of the Company approved on behalf of the Fund, a Form of Agreement and Plan of Reorganization that provides for the reorganization of The Hartford U.S. Government Securities Fund, a series of The Hartford Mutual Funds II, Inc., into the Fund. The reorganization does not require shareholder approval.

Effective September 30, 2009, Classes A, B, C, L and Y of The Hartford U.S. Government Securities Fund are no longer sold to new investors or existing shareholders (except through reinvested dividends) nor are they eligible for exchanges from other Hartford Mutual Funds.

The reorganization is expected to occur on or about the close of business on February 19, 2010 or on such other date as the officers of The Hartford Mutual Funds determine.

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

21

The Hartford Inflation Plus Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$9.78	$0.09	$—	$1.59	$1.68	$(0.07)	$—	$—	$(0.07)	$1.61	$11.39
B	9.76	(0.07)	—	1.66	1.59	(0.05)	—	—	(0.05)	1.54	11.30
C	9.75	(0.01)	—	1.60	1.59	(0.05)	—	—	(0.05)	1.54	11.29
I	9.81	0.19	—	1.52	1.71	(0.07)	—	—	(0.07)	1.64	11.45
R3	9.78	0.26	—	1.38	1.64	(0.06)	—	—	(0.06)	1.58	11.36
R4	9.79	0.30	—	1.37	1.67	(0.06)	—	—	(0.06)	1.61	11.40
R5	9.80	0.30	—	1.39	1.69	(0.07)	—	—	(0.07)	1.62	11.42
Y	9.80	0.02	—	1.68	1.70	(0.07)	—	—	(0.07)	1.63	11.43

For the Year Ended October 31, 2008
A	10.66	0.60	—	(0.87)	(0.27)	(0.61)	—	—	(0.61)	(0.88)	9.78
B	10.64	0.53	—	(0.88)	(0.35)	(0.53)	—	—	(0.53)	(0.88)	9.76
C	10.63	0.52	—	(0.87)	(0.35)	(0.53)	—	—	(0.53)	(0.88)	9.75
I	10.68	0.62	—	(0.85)	(0.23)	(0.64)	—	—	(0.64)	(0.87)	9.81
R3	10.67	0.53	—	(0.85)	(0.32)	(0.57)	—	—	(0.57)	(0.89)	9.78
R4	10.67	0.57	—	(0.86)	(0.29)	(0.59)	—	—	(0.59)	(0.88)	9.79
R5	10.68	0.58	—	(0.83)	(0.25)	(0.63)	—	—	(0.63)	(0.88)	9.80
Y	10.69	0.66	—	(0.91)	(0.25)	(0.64)	—	—	(0.64)	(0.89)	9.80

For the Year Ended October 31, 2007
A	10.44	0.39	—	0.21	0.60	(0.38)	—	—	(0.38)	0.22	10.66
B	10.45	0.29	—	0.23	0.52	(0.33)	—	—	(0.33)	0.19	10.64
C	10.44	0.29	—	0.23	0.52	(0.33)	—	—	(0.33)	0.19	10.63
I	10.44	0.31	—	0.32	0.63	(0.39)	—	—	(0.39)	0.24	10.68
R3(f)	10.41	0.39	—	0.22	0.61	(0.35)	—	—	(0.35)	0.26	10.67
R4(f)	10.41	0.41	—	0.22	0.63	(0.37)	—	—	(0.37)	0.26	10.67
R5(f)	10.41	0.43	—	0.22	0.65	(0.38)	—	—	(0.38)	0.27	10.68
Y	10.45	0.38	—	0.26	0.64	(0.40)	—	—	(0.40)	0.24	10.69

For the Year Ended October 31, 2006
A	10.67	0.49	—	(0.26)	0.23	(0.43)	(0.03)	—	(0.46)	(0.23)	10.44
B	10.68	0.40	—	(0.25)	0.15	(0.35)	(0.03)	—	(0.38)	(0.23)	10.45
C	10.67	0.40	—	(0.25)	0.15	(0.35)	(0.03)	—	(0.38)	(0.23)	10.44
I(i)	10.48	0.05	—	(0.05)	—	(0.04)	—	—	(0.04)	(0.04)	10.44
Y	10.68	0.51	—	(0.25)	0.26	(0.46)	(0.03)	—	(0.49)	(0.23)	10.45

For the Year Ended October 31, 2005
A	10.95	0.41	—	(0.18)	0.23	(0.42)	(0.09)	—	(0.51)	(0.28)	10.67
B	10.96	0.33	—	(0.18)	0.15	(0.34)	(0.09)	—	(0.43)	(0.28)	10.68
C	10.96	0.33	—	(0.19)	0.14	(0.34)	(0.09)	—	(0.43)	(0.29)	10.67
Y	10.97	0.47	—	(0.22)	0.25	(0.45)	(0.09)	—	(0.54)	(0.29)	10.68

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Commenced operations on December 22, 2006.

(g)	Not annualized.

(h)	Annualized.

(i)	Commenced operations on August 31, 2006.

22

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

17.20%	$608,161	0.96%		0.85%		0.85%		0.89%		145%
16.30	95,935	1.75		1.60		1.60		(0.64)		—
16.32	463,764	1.69		1.60		1.60		(0.07)		—
17.53	137,773	0.74		0.60		0.60		1.92		—
16.78	5,355	1.38		1.25		1.25		2.73		—
17.14	2,758	1.02		1.00		1.00		3.07		—
17.30	258	0.76		0.76		0.76		2.91		—
17.44	165,637	0.59		0.59		0.59		0.16		—

(3.08)	307,863	1.01		0.91		0.85		5.60		437
(3.81)	75,789	1.80		1.66		1.60		4.82		—
(3.82)	241,305	1.75		1.66		1.60		4.86		—
(2.74)	27,135	0.75		0.65		0.60		5.28		—
(3.56)	216	1.43		1.30		1.25		5.63		—
(3.23)	17	1.12		1.06		1.00		5.29		—
(2.94)	28	0.75		0.75		0.70		4.92		—
(2.90)	138,292	0.65		0.65		0.60		5.85		—

5.86	184,558	1.22		1.03		0.85		3.09		608
5.05	68,593	2.01		1.78		1.60		2.51		—
5.05	159,067	1.97		1.78		1.60		2.31		—
6.22	3,501	0.71		0.61		0.58		2.85		—
5.98 (g)	10	1.59	(h)	1.40	(h)	1.23	(h)	4.36	(h)	—
6.15 (g)	10	1.28	(h)	1.15	(h)	0.99	(h)	4.61	(h)	—
6.42 (g)	11	0.99	(h)	0.89	(h)	0.72	(h)	4.86	(h)	—
6.23	164,155	0.82		0.72		0.56		3.71		—

2.29	282,362	1.02		0.95		0.95		4.50		193
1.51	92,340	1.82		1.70		1.70		3.76		—
1.51	247,091	1.78		1.70		1.70		3.72		—
0.04 (g)	18	0.98	(h)	0.70	(h)	0.70	(h)	4.43	(h)	—
2.58	140,796	0.68		0.68		0.68		5.05		—

2.10	414,778	1.00		0.95		0.95		3.88		71
1.33	119,302	1.81		1.70		1.70		3.09		—
1.24	373,750	1.76		1.70		1.70		3.12		—
2.29	95,947	0.68		0.68		0.68		4.42		—

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Inflation Plus Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Inflation Plus Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

24

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

26

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Inflation Plus Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	98.00%
Other Securities	2.00%

Total	100.00%

QII†	85.00%
QSTCG†	100.00%

*	The income received from federal obligations.

†	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) (QII) and as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) (QSTCG).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.066	N/A	N/A	0.066
Class B	0.047	N/A	N/A	0.047
Class C	0.047	N/A	N/A	0.047
Class I	0.073	N/A	N/A	0.073
Class R3	0.056	N/A	N/A	0.056
Class R4	0.062	N/A	N/A	0.062
Class R5	0.069	N/A	N/A	0.069
Class Y	0.072	N/A	N/A	0.072
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

28

The Hartford Inflation Plus Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,069.20	$4.43	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$1,064.10	$8.32	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class C	$1,000.00	$1,064.20	$8.32	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class I	$1,000.00	$1,070.10	$3.13	$1,000.00	$1,022.18	$3.06	0.60	184	365
Class R3	$1,000.00	$1,067.10	$6.51	$1,000.00	$1,018.90	$6.36	1.25	184	365
Class R4	$1,000.00	$1,068.00	$5.21	$1,000.00	$1,020.16	$5.09	1.00	184	365
Class R5	$1,000.00	$1,069.10	$3.96	$1,000.00	$1,021.37	$3.87	0.76	184	365
Class Y	$1,000.00	$1,069.20	$3.08	$1,000.00	$1,022.23	$3.01	0.59	184	365

29

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Inflation Plus Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

31

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO. The Board noted Management’s proposal to increase the levels above which expenses will be reimbursed for each share class by 0.05%.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

32

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-24 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford n I ternational Growth Fund

The Hartford International Growth Fund

The Hartford International Growth Fund inception 04/30/2001

(subadvised by Wellington Management Company, LLP)	Investment objective – Seeks capital appreciation.
Performance Overview(1) 4/30/01 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception

International Growth A#	13.15%	-2.35%	0.41%
International Growth A##	6.93%	-3.45%	-0.25%
International Growth B#	12.61%	-3.03%	NA*
International Growth B##	7.61%	-3.33%	NA*
International Growth C#	12.31%	-3.08%	-0.32%
International Growth C##	11.31%	-3.08%	-0.32%
International Growth I#	13.43%	-2.12%	0.55%
International Growth R3#	12.53%	-2.40%	0.57%
International Growth R4#	12.96%	-2.20%	0.69%
International Growth R5#	13.29%	-2.01%	0.80%
International Growth Y#	13.52%	-1.93%	0.85%
MSCI EAFE Growth Index	24.08%	5.40%	3.00%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers

John A. Boselli, CFA	Jean-Marc Berteaux	Matthew D. Hudson, CFA	Andrew S. Offit, CPA
Director, Partner	Senior Vice President, Partner	Vice President	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford International Growth Fund returned 13.15%, before sales charge, for the twelve-month period ended October 31, 2009, underperforming its benchmark, the MSCI EAFE Growth Index, which returned 24.08% for the same period. The Fund also underperformed the 33.16% return of the average fund in the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equities declined during the first part of the period amid increasing signs of a deeper and more protracted recession and then rebounded dramatically in the second part of the period as governments around the world increased their involvement to help mitigate the financial crisis. Better-than-expected corporate earnings and generally improving economic data boosted investors’ enthusiasm for stocks. Within the MSCI EAFE Growth Index, all sectors posted positive returns during the period. Telecommunication Services

2

(55%), Materials (48%), and Industrials (32%) gained the most during the period, while Energy (12%) and Health Care (14%) lagged.
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the MSCI EAFE Growth Index was the result of weak security selection. Stock selection was weakest in Financials, Materials, and Telecommunications Services. Stock selection in Information Technology was positive. Sector positioning, a residual of bottom-up (i.e. stock by stock fundamental research) stock selection, contributed positively to benchmark-relative results during the period primarily due to the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Telecommunication Services and underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Utilities and Financials. The Fund also benefited from a moderate cash position, which helped relative performance as the market trended lower from November through February.
UBS (Financials), BHP Billiton (Materials), and Anglo American (Materials) were the leading detractors from benchmark-relative performance during the period. Shares of Switzerland-based financial services provider UBS moved lower after the firm posted a larger-than-expected quarterly loss in the first quarter of 2009. We exited the position during the period. During the early part of the period, shares of Materials company BHP Billiton outperformed due to its strong cash flow generation and relatively healthy balance sheet. We initiated a position during the period, but not holding the benchmark component stock throughout the entire period detracted from relative performance. Shares of mining company Anglo American declined amid falling metals prices and as the company announced plans to reduce planned investment. We exited the position during the period. Other detractors from the Fund’s absolute (i.e. total return) performance were British private equity firm 3i (Financials) and German insurance company Allianz (Financials).
Top contributors to the Fund’s relative performance were Volkswagen (Consumer Discretionary), Autonomy Group (Information Technology), and Standard Chartered (Financials). The Fund benefited on a relative basis by not holding German car maker Volkswagen, which is a component of the benchmark. The stock continued to fall after the rapid appreciation seen in October 2008, which had been driven by Porsche’s move to take a controlling stake in the company. Leading British software company Autonomy announced better-than-expected earnings, reflecting strong demand for its services and driving shares higher. Shares of U.K.-based bank Standard Chartered rose sharply on a strong earnings report driven by wholesale banking revenues and reassurance that its balance sheet remains solid. Credit Suisse (Financials) and Kingfisher (Consumer Discretionary) also contributed positively to the Fund’s absolute performance.
What is the outlook?
Global economies continued the healing process during the latter part of the period. Our overall positioning is consistent with an improving economic outlook as aggressive stimulus measures have proven effective at providing liquidity and have eased financial market pressures. Against this backdrop, we continue to seek globally competitive growth companies within industries with improving fundamentals.
We select stocks individually based on their merits. Our overall positioning is also consistent with an improving economic outlook. During the period we increased our exposure to the cyclically oriented Industrials and Consumer Discretionary sectors, and decreased our exposure to traditionally defensive Health Care and Consumer Staples. As a result, Industrials was the Fund’s largest absolute weight and largest overweight exposure relative to the benchmark at the end of the period. Other sectors where we ended the period with above benchmark weights included Information Technology and Consumer Discretionary. The Fund held less-than-benchmark weights in the Consumer Staples, Telecommunication Services, and Utilities sectors.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.6%
Banks (Financials)	7.4
Capital Goods (Industrials)	9.7
Commercial & Professional Services (Industrials)	3.4
Consumer Durables & Apparel (Consumer Discretionary)	2.2
Consumer Services (Consumer Discretionary)	3.4
Diversified Financials (Financials)	2.1
Energy (Energy)	4.7
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	7.6
Health Care Equipment & Services (Health Care)	2.2
Household & Personal Products (Consumer Staples)	3.0
Insurance (Financials)	3.1
Materials (Materials)	12.2
Media (Consumer Discretionary)	3.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.7
Real Estate (Financials)	1.2
Retailing (Consumer Discretionary)	1.3
Semiconductors & Semiconductor Equipment (Information Technology)	1.6
Software & Services (Information Technology)	5.0
Technology Hardware & Equipment (Information Technology)	1.9
Telecommunication Services (Services)	2.0
Transportation (Industrials)	6.9
Utilities (Utilities)	1.7
Short-Term Investments	3.1
Other Assets and Liabilities	(0.5)

Total	100.0%

3

Diversification by Country
as of October 31, 2009

Percentage of
Country	Net Assets
Australia	6.0%
Austria	1.6
Brazil	2.1
Canada	6.3
China	3.9
France	6.7
Germany	5.3
Hong Kong	2.9
India	0.5
Indonesia	0.4
Ireland	0.5
Israel	3.2
Italy	0.8
Japan	6.4
Luxembourg	2.0
Netherlands	2.0
Singapore	1.2
Spain	2.5
Sweden	3.6
Switzerland	12.4
Taiwan	1.1
Turkey	1.4
United Kingdom	23.7
United States	0.9
Short-Term Investments	3.1
Other Assets and Liabilities	(0.5)

Total	100.0%

4

The Hartford International Growth Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.8%
	Australia - 6.0%
199	BHP Billiton Ltd.	$6,518
315	Navitas Ltd.	1,048
584	Toll Holdings Ltd.	4,427

		11,993

	Austria - 1.6%
32	Andritz AG	1,774
42	Voestalpine AG	1,436

		3,210

	Brazil - 1.5%
89	Companhia Energetica de Minas Gerais	1,398
24	Itau Unibanco Banco Multiplo S.A. ADR	451
66	Natura Cosmeticos S.A.	1,188

		3,037

	Canada - 6.3%
67	Barrick Gold Corp.	2,418
164	CAE, Inc.	1,277
27	Canadian Natural Resources Ltd.	1,755
77	CGI Group, Inc. Class A •	937
26	Petrobank Energy and Resources Ltd. •	1,138
36	Potash Corp. of Saskatchewan, Inc.	3,323
43	SNC-Lavalin Group, Inc.	1,745

		12,593

	China - 3.9%
51	Ctrip.com International Ltd. ADR •	2,740
775	Dongfeng Motor Group Co., Ltd.	921
33	Longtop Financial Technologies Ltd. •	875
8	Shanda Interactive Entertainment Ltd. ADR •	343
529	Shandong Weigao Group Medical Polymer Co., Ltd.	1,870
1,102	Zhejiang Expressway Co., Ltd.	937

		7,686

	France - 6.7%
17	Bureau Veritas S.A.	929
23	Cie Generale d’Optique Essilor International S.A.	1,275
149	Club Mediterranee •	3,016
16	Faiveley S.A.	1,327
87	Publicis Groupe	3,288
13	Schneider Electric S.A.	1,399
12	Vallourec	1,945

		13,179

	Germany - 5.3%
26	BASF SE	1,400
19	Beiersdorf AG	1,159
45	Daimler AG	2,199
35	HeidelbergCement AG	2,107
16	Metro AG	910
42	SGL Group •	1,577
9	SMA Solar Technology AG	889

		10,241

	Hong Kong - 2.9%
633	Anta Sports Products Ltd.	763
777	China High Speed Transmission	1,559
980	Huabao International Holdings Ltd.	935
432	Link Reit	972
87	Sun Hung Kai Properties Ltd.	1,317

		5,546

	India - 0.5%
9	HDFC Bank Ltd. ADR	951

	Indonesia - 0.4%
1,902	Bank Central Asia PT	896

	Ireland - 0.5%
117	Experian plc	1,067

	Israel - 3.2%
64	Check Point Software Technologies Ltd. ADR •	1,997
88	Teva Pharmaceutical Industries Ltd. ADR	4,428

		6,425

	Italy - 0.8%
1,437	Telecom Italia S.p.A.	1,581

	Japan - 6.4%
25	Astellas Pharma, Inc.	902
27	Canon, Inc.	1,000
115	Daiichi Sankyo Co., Ltd.	2,245
52	Eisai Co., Ltd.	1,838
518	Hino Motors Ltd.	1,913
44	Makita Corp.	1,471
—	Osaka Securities Exchange Co., Ltd.	86
24	Point, Inc.	1,405
16	Sankyo Co., Ltd.	928
23	Takeda Pharmaceutical Co., Ltd.	924
4	Yamato Kogyo Co.	132

		12,844

	Luxembourg - 2.0%
27	Oriflame Cosmetics S.A. ADR	1,504
122	SES Global S.A.	2,639

		4,143

	Netherlands - 2.0%
148	TNT N.V.	3,932

	Singapore - 1.2%
434	Oversea-Chinese Banking Corp., Ltd.	2,338

	Spain - 2.5%
95	Banco Santander Central Hispano S.A.	1,523
40	Red Electrica Corporacion S.A.	2,075
53	Telefonica S.A.	1,476

		5,074

	Sweden - 3.6%
70	Assa Abloy Ab	1,221
22	Hennes & Mauritz Ab	1,242
386	Lundin Petroleum Ab •	3,269
156	Telefonaktiebolaget LM Ericsson ADR	1,618

		7,350

	Switzerland - 12.4%
92	ABB Ltd.	1,706
49	Credit Suisse Group AG	2,619
43	Julius Baer Group Ltd.	1,619
47	Kuehne & Nagel International AG	4,288
83	Nestle S.A.	3,869
19	Roche Holding AG	2,973
14	Schindler Holding-Part Certificates	982
1	SGS S.A.	934
The accompanying notes are an integral part of these financial statements.

5

The Hartford International Growth Fund
Schedule of Investments – (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.8% — (continued)
	Switzerland - 12.4% — (continued)
13	Sonova Holding AG		$1,326
126	Temenos Group AG •		2,880
6	Zurich Financial Services AG		1,445

			24,641

	Taiwan - 1.1%
402	Delta Electronics, Inc.		1,116
74	MediaTek, Inc.		1,039

			2,155

	Turkey - 1.4%
160	Akbank T.A.S		866
29	Bim Birlesik Magazalar AS		1,042
161	Turkcell Iletisim Hizmetleri A.S.		1,063

			2,971

	United Kingdom - 23.7%
164	Admiral Group plc		2,757
141	Antofagasta		1,780
900	Arm Holdings plc		2,185
44	AstraZeneca plc		1,973
119	Babcock International Group plc		1,183
87	BG Group plc		1,490
159	British American Tobacco plc		5,072
146	Burberry Group plc		1,289
118	Capita Group plc		1,479
97	GlaxoSmithKline plc		1,980
123	HSBC Holding plc		1,358
91	Imperial Tobacco Group plc		2,673
55	Intertek Group plc		1,129
229	Lancashire Holdings Ltd.		1,891
72	Pearson plc		981
117	Petrofac Ltd.		1,799
45	Reckitt Benckiser Group plc		2,219
41	Rio Tinto plc		1,825
302	Sage Group plc		1,056
212	Standard Chartered plc		5,195
115	Unilever plc		3,427
175	Xstrata plc		2,522

			47,263

	United States - 0.9%
25	Netease.com, Inc. •		946
25	Open Text Corp. •		913

			1,859

	Total common stocks (cost $181,709)		$192,975

PREFERRED STOCKS - 0.6%
	Brazil - 0.6%
67	Banco Itau Holding		$1,268

	Total preferred stocks (cost $961)		$1,268

	Total long-term investments (cost $182,670)		$194,243

SHORT-TERM INVESTMENTS - 3.1%
	Repurchase Agreements - 3.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $250, collateralized by GNMA 5.00%, 2039, value of $255)
$250	0.08%, 10/30/2009		$250

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1,462, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $1,491)

1,462	0.08%, 10/30/2009		1,462
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1,629, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $1,661)
1,629	0.08%, 10/30/2009		1,629
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $17, collateralized by U.S. Treasury Note 2.75%, 2013, value of $17)
16	0.05%, 10/30/2009		16
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $2,822, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $2,879)
2,822	0.07%, 10/30/2009		2,822

			6,179

	Total short-term investments (cost $6,179)		$6,179

	Total investments (cost $188,849) ▲	100.5%	$200,422
	Other assets and liabilities	(0.5)%	(1,053)

	Total net assets	100.0%	$199,369

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.5% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $192,975 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$14,924
Unrealized Depreciation	(7,477)

Net Unrealized Appreciation	$7,447

The accompanying notes are an integral part of these financial statements.

6

•	Currently non-income producing.
Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Australian Dollar (Buy)	$310	$315	11/05/09	$(5)
British Pound (Sell)	546	546	11/02/09	—
British Pound (Sell)	266	268	11/03/09	2
Euro (Buy)	1,032	1,036	11/02/09	(4)
Japanese Yen (Sell)	32	32	11/02/09	—
Japanese Yen (Sell)	54	54	11/04/09	—
Japanese Yen (Buy)	34	34	11/05/09	—

				$(7)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Currency Concentration on Securities at October 31, 2009

Percentage of
Description	Net Assets
Australian Dollar	6.0%
Brazilian Real	1.9
British Pound	24.2
Canadian Dollar	3.5
Euro	20.2
Hong Kong Dollar	4.8
Indonesian New Rupiah	0.4
Japanese Yen	6.4
Singapore Dollar	1.2
Swedish Krona	3.5
Swiss Franc	12.4
Taiwanese Dollar	1.1
Turkish New Lira	1.4
United States Dollar	13.5
Other Assets and Liabilities	(0.5)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$3,120	$—	$3,120	$—
Banks	13,578	1,402	12,176	—
Capital Goods	19,314	3,022	16,292	—
Commercial & Professional Services	6,721	—	6,721	—
Consumer Durables & Apparel	4,451	—	4,451	—
Consumer Services	6,804	2,740	4,064	—
Diversified Financials	4,324	1,619	2,705	—
Energy	9,451	2,893	6,558	—
Food & Staples Retailing	1,952	—	1,952	—
Food, Beverage & Tobacco	15,041	—	15,041	—
Health Care Equipment & Services	4,471	—	4,471	—
Household & Personal Products	6,070	1,188	4,882	—
Insurance	6,093	—	6,093	—
Materials	24,396	5,741	18,655	—
Media	6,908	—	6,908	—
Pharmaceuticals, Biotechnology & Life Sciences	17,263	4,428	12,835	—
Real Estate	2,289	—	2,289	—
Retailing	2,647	—	2,647	—
Semiconductors & Semiconductor Equipment	3,224	—	3,224	—
Software & Services	9,947	6,011	3,936	—
Technology Hardware & Equipment	3,734	1,618	2,116	—
Telecommunication Services	4,120	—	4,120	—
Transportation	13,584	—	13,584	—
Utilities	3,473	1,398	2,075	—

Total	192,975	32,060	160,915	—

Preferred Stocks ‡	1,268	1,268	—	—
Short-Term Investments	6,179	—	6,179	—

Total	$200,422	$33,328	$167,094	$—

Other Financial Instruments *	$2	$—	$2	$—

Liabilities:
Other Financial Instruments *	$9	$—	$9	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

8

The Hartford International Growth Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $188,849)	$200,422
Cash	—
Foreign currency on deposit with custodian (cost $9)	9
Unrealized appreciation on forward foreign currency contracts	2
Receivables:
Investment securities sold	951
Fund shares sold	140
Dividends and interest	358
Other assets	102

Total assets	201,984

Liabilities:
Unrealized depreciation on forward foreign currency contracts	9
Payables:
Investment securities purchased	1,781
Fund shares redeemed	557
Investment management fees	31
Distribution fees	13
Accrued expenses	224

Total liabilities	2,615

Net assets	$199,369

Summary of Net Assets:
Capital stock and paid-in-capital	493,177
Accumulated undistributed net investment income	3,487
Accumulated net realized loss on investments and foreign currency transactions	(308,881)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	11,586

Net assets	$199,369

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.00/$8.47

Shares outstanding	17,698

Net assets	$141,506

Class B: Net asset value per share	$7.50

Shares outstanding	2,342

Net assets	$17,558

Class C: Net asset value per share	$7.48

Shares outstanding	2,689

Net assets	$20,105

Class I: Net asset value per share	$7.95

Shares outstanding	1,653

Net assets	$13,136

Class R3: Net asset value per share	$8.08

Shares outstanding	49

Net assets	$395

Class R4: Net asset value per share	$8.14

Shares outstanding	37

Net assets	$305

Class R5: Net asset value per share	$8.21

Shares outstanding	1

Net assets	$7

Class Y: Net asset value per share	$8.24

Shares outstanding	772

Net assets	$6,357

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Growth Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$8,088
Interest	16
Securities lending	13
Less: Foreign tax withheld	(963)

Total investment income	7,154

Expenses:
Investment management fees	2,446
Administrative services fees	1
Transfer agent fees	1,505
Distribution fees
Class A	386
Class B	167
Class C	197
Class R3	1
Class R4	1
Custodian fees	68
Accounting services fees	49
Registration and filing fees	105
Board of Directors’ fees	10
Audit fees	18
Other expenses	185

Total expenses (before waivers and fees paid indirectly)	5,139
Expense waivers	(755)
Transfer agent fee waivers	(726)
Commission recapture	(48)
Custodian fee offset	—

Total waivers and fees paid indirectly	(1,529)

Total expenses, net	3,610

Net Investment Income	3,544

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(51,735)
Net realized loss on forward foreign currency contracts	(1,574)
Net realized gain on other foreign currency transactions	1,544

Net Realized Loss on Investments and Foreign Currency Transactions	(51,765)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	74,221
Net unrealized appreciation of forward foreign currency contracts	184
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(258)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	74,147

Net Gain on Investments and Foreign Currency Transactions	22,382

Net Increase in Net Assets Resulting from Operations	$25,926

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Growth Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$3,544	$1,647
Net realized loss on investments and foreign currency transactions	(51,765)	(257,465)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	74,147	(180,270)

Net Increase (Decrease) In Net Assets Resulting From Operations	25,926	(436,088)

Distributions to Shareholders:
From net investment income
Class I	(457)	—
Class R4	(1)	—
Class R5	—	—
Class Y	(47)	—
From net realized gain on investments
Class A	—	(55,090)
Class B	—	(6,887)
Class C	—	(8,792)
Class I	—	(462)
Class R3	—	(2)
Class R4	—	(2)
Class R5	—	(2)
Class Y	—	(9,495)

Total distributions	(505)	(80,732)

Capital Share Transactions:
Class A	(58,136)	60,051
Class B	(3,461)	2,861
Class C	(6,175)	4,415
Class I	(82,255)	141,027
Class R3	74	472
Class R4	131	254
Class R5	1	2
Class Y	(42,949)	45,691

Net increase (decrease) from capital share transactions	(192,770)	254,773

Net Decrease In Net Assets	(167,349)	(262,047)
Net Assets:
Beginning of period	366,718	628,765

End of period	$199,369	$366,718

Accumulated undistributed (distribution in excess of) net investment income (loss)	$3,487	$512

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Growth Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford International Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation - The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

12

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

13

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Foreign Currency Transactions - Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account - Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements - A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending - The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that

14

the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

g)	Forward Foreign Currency Contracts - The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

h)	Indexed Securities - The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders - Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Illiquid and Restricted Securities - The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities,

15

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of October 31, 2009.

k)	Securities Purchased on a When-Issued or Delayed-Delivery Basis - Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2009, the Fund had no outstanding when-issued or delayed delivery securities.

l)	Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2	Unrealized depreciation on forward foreign currency contracts	$9
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.
Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(1,574)	$—	$(1,574)

Total	$—	$—	$—	$(1,574)	$—	$(1,574)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	184	—	$184

Total	$—	$—	$—	$184	$—	$184

n)	Indemnifications - Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income

16

and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) - Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings - The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$505	$46,092
Long-Term Capital Gains *	—	34,640

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$3,482
Accumulated Capital Losses *	(304,755)
Unrealized Appreciation †	7,465

Total Accumulated Deficit	$(293,808)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts - The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated undistributed net investment income by $64 and increase accumulated net realized gain on investments by $64.

17

The Hartford International Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
e)	Capital Loss Carryforward - At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$194,181
2017	110,574

Total	$304,755

f)	Accounting for Uncertainty in Income Taxes - Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%	1.20%

18

d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.37%	1.47%	1.48%		1.56%	1.53%
Class B Shares	1.80	2.24	2.32		2.26	2.28
Class C Shares	2.15	2.20	2.19		2.31	2.28
Class I Shares	0.93	1.02	1.09		1.35 *
Class R3 Shares	1.83	1.85	1.83	†
Class R4 Shares	1.50	1.46	1.45	†
Class R5 Shares	1.23	1.08	1.16	†
Class Y Shares	1.03	0.98	1.01		1.12	1.13

*	From August 31, 2006 (commencement of operations), through October 31, 2006.

†	From December 22, 2006 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $529 and contingent deferred sales charges of $46 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $20. These commissions are in turn paid to sales representatives of the broker/dealers.

19

The Hartford International Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
f)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $822 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate - The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment	Total Return Excluding
	from Affiliate for SEC	Payment from Affiliate
	Settlement for the Year	for the Year Ended
	Ended October 31, 2007	October 31, 2007
Class A	—%	39.31%
Class B	—	38.11
Class C	—	38.27
Class I	—	39.73
Class Y	—	40.01
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	1
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,040,192
Sales Proceeds Excluding U.S. Government Obligations	1,227,731

20

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	4,066	—	(12,092)	—	(8,026)	7,582	3,405	(8,039)	—	2,948
Amount	$26,887	$—	$(85,023)	$—	$(58,136)	$101,116	$53,556	$(94,621)	$—	$60,051
Class B
Shares	284	—	(829)	—	(545)	472	432	(869)	—	35
Amount	$1,744	$—	$(5,205)	$—	$(3,461)	$6,061	$6,447	$(9,647)	$—	$2,861
Class C
Shares	428	—	(1,442)	—	(1,014)	795	539	(1,277)	—	57
Amount	$2,686	$—	$(8,861)	$—	$(6,175)	$10,626	$8,047	$(14,258)	$—	$4,415
Class I
Shares	4,558	71	(15,238)	—	(10,609)	13,176	22	(1,124)	—	12,074
Amount	$29,459	$458	$(112,172)	$—	$(82,255)	$150,705	$344	$(10,022)	$—	$141,027
Class R3
Shares	47	—	(39)	—	8	45	—	(5)	—	40
Amount	$344	$—	$(270)	$—	$74	$526	$2	$(56)	$—	$472
Class R4
Shares	35	—	(17)	—	18	19	—	(1)	—	18
Amount	$233	$1	$(103)	$—	$131	$261	$2	$(9)	$—	$254
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$1	$—	$—	$—	$1	$—	$2	$—	$—	$2
Class Y
Shares	588	7	(7,258)	—	(6,663)	3,697	588	(794)	—	3,491
Amount	$3,905	$47	$(46,901)	$—	$(42,949)	$46,346	$9,496	$(10,151)	$—	$45,691
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	89	$606
For the Year Ended October 31, 2008	81	$997
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

21

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
10.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

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23

The Hartford International Growth Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$7.07	$0.08	$—	$0.85	$0.93	$—	$—	$—	$—	$0.93	$8.00
B	6.65	0.05	—	0.80	0.85	—	—	—	—	0.85	7.50
C	6.66	0.02	—	0.80	0.82	—	—	—	—	0.82	7.48
I	7.04	0.13	—	0.82	0.95	(0.04)	—	—	(0.04)	0.91	7.95
R3	7.18	0.04	—	0.86	0.90	—	—	—	—	0.90	8.08
R4	7.23	0.07	—	0.86	0.93	(0.02)	—	—	(0.02)	0.91	8.14
R5	7.28	0.09	—	0.87	0.96	(0.03)	—	—	(0.03)	0.93	8.21
Y	7.30	0.10	—	0.88	0.98	(0.04)	—	—	(0.04)	0.94	8.24

For the Year Ended October 31, 2008 (e)
A	18.93	0.05	—	(9.50)	(9.45)	—	(2.41)	—	(2.41)	(11.86)	7.07
B	18.08	(0.05)	—	(8.97)	(9.02)	—	(2.41)	—	(2.41)	(11.43)	6.65
C	18.10	(0.05)	—	(8.98)	(9.03)	—	(2.41)	—	(2.41)	(11.44)	6.66
I	18.79	0.01	—	(9.35)	(9.34)	—	(2.41)	—	(2.41)	(11.75)	7.04
R3	19.24	0.01	—	(9.66)	(9.65)	—	(2.41)	—	(2.41)	(12.06)	7.18
R4	19.30	0.02	—	(9.68)	(9.66)	—	(2.41)	—	(2.41)	(12.07)	7.23
R5	19.35	0.10	—	(9.76)	(9.66)	—	(2.41)	—	(2.41)	(12.07)	7.28
Y	19.38	0.12	—	(9.79)	(9.67)	—	(2.41)	—	(2.41)	(12.08)	7.30

For the Year Ended October 31, 2007 (e)
A	14.93	0.02	—	5.35	5.37	(0.01)	(1.36)	—	(1.37)	4.00	18.93
B	14.42	(0.11)	—	5.13	5.02	—	(1.36)	—	(1.36)	3.66	18.08
C	14.42	(0.09)	—	5.13	5.04	—	(1.36)	—	(1.36)	3.68	18.10
I	14.94	(0.01)	—	5.40	5.39	(0.18)	(1.36)	—	(1.54)	3.85	18.79
R3(g)	14.79	(0.02)	—	4.47	4.45	—	—	—	—	4.45	19.24
R4(g)	14.79	0.03	—	4.48	4.51	—	—	—	—	4.51	19.30
R5(g)	14.79	0.07	—	4.49	4.56	—	—	—	—	4.56	19.35
Y	15.17	0.02	—	5.55	5.57	—	(1.36)	—	(1.36)	4.21	19.38

For the Year Ended October 31, 2006 (e)
A	12.14	0.02	—	2.96	2.98	(0.05)	(0.14)	—	(0.19)	2.79	14.93
B	11.77	(0.08)	—	2.87	2.79	—	(0.14)	—	(0.14)	2.65	14.42
C	11.77	(0.09)	—	2.88	2.79	—	(0.14)	—	(0.14)	2.65	14.42
I(j)	14.34	(0.02)	—	0.62	0.60	—	—	—	—	0.60	14.94
Y	12.33	0.06	—	3.02	3.08	(0.10)	(0.14)	—	(0.24)	2.84	15.17

For the Year Ended October 31, 2005
A	11.59	0.07	—	0.48	0.55	—	—	—	—	0.55	12.14
B	11.32	(0.01)	—	0.46	0.45	—	—	—	—	0.45	11.77
C	11.32	(0.01)	—	0.46	0.45	—	—	—	—	0.45	11.77
Y	11.72	0.08	—	0.53	0.61	—	—	—	—	0.61	12.33

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

(g)	Commenced operations on December 22, 2006.

(h)	Not annualized.

(i)	Annualized.

(j)	Commenced operations on August 31, 2006.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and	Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including	Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)		Period (000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

13.15%		$141,506	1.83%	1.39%		1.39%		1.20%		392%
12.78		17,558	2.89	1.82		1.82		0.74		—
12.31		20,105	2.54	2.17		2.17		0.38		—
13.59		13,136	1.75	0.95		0.95		1.95		—
12.53		395	2.06	1.85		1.85		0.57		—
12.96		305	1.51	1.40		1.40		1.00		—
13.29		7	1.44	1.25		1.25		1.31		—
13.52		6,357	1.05	0.96		0.96		1.35		—

(56.94)		181,826	1.48	1.48		1.48		0.36		359
(57.28)		19,208	2.39	2.25		2.25		(0.40)		—
(57.27)		24,658	2.21	2.21		2.21		(0.37)		—
(56.75)		86,331	1.03	1.03		1.03		0.13		—
(57.08)		293	1.89	1.85		1.85		0.09		—
(56.94)		139	1.47	1.47		1.47		0.15		—
(56.77)		6	1.08	1.08		1.08		0.76		—
(56.72)		54,257	0.99	0.99		0.99		0.92		—

39.31	(f)	431,193	1.49	1.49		1.49		0.14		242
38.11	(f)	51,577	2.36	2.33		2.33		(0.73)		—
38.27	(f)	65,982	2.20	2.20		2.20		(0.61)		—
39.73	(f)	3,543	1.12	1.12		1.12		(0.06)		—
30.09	(h)	15	1.83 (i)	1.83	(i)	1.83	(i)	(0.15	) (i)	—
30.49	(h)	13	1.46 (i)	1.46	(i)	1.46	(i)	0.25	(i)	—
30.83	(h)	13	1.17 (i)	1.17	(i)	1.17	(i)	0.51	(i)	—
40.01	(f)	76,429	1.03	1.03		1.03		0.17		—

24.85		213,186	1.70	1.60		1.60		0.12		165
23.95		33,252	2.56	2.30		2.30		(0.59)		—
23.95		43,336	2.40	2.35		2.35		(0.65)		—
4.18	(h)	10	1.53 (i)	1.35	(i)	1.35	(i)	(0.49	) (i)	—
25.38		70,777	1.16	1.16		1.16		0.42		—

4.74		131,430	1.77	1.60		1.60		0.66		183
3.98		22,304	2.66	2.35		2.35		(0.09)		—
3.98		29,486	2.49	2.35		2.35		(0.07)		—
5.20		74,651	1.22	1.20		1.20		0.98		—

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

26

The Hartford International Growth Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford International Growth Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 - 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

28

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford International Growth Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

QDI*	100.00%

*	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
The Fund intends to make an election under the Internal Revenue Code Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $704.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class I	0.038	N/A	N/A	0.038
Class R4	0.022	N/A	N/A	0.022
Class R5	0.030	N/A	N/A	0.030
Class Y	0.038	N/A	N/A	0.038
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

30

The Hartford International Growth Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,240.30	$7.96	$1,000.00	$1,018.10	$7.17	1.41%	184	365
Class B	$1,000.00	$1,237.60	$10.66	$1,000.00	$1,015.68	$9.60	1.89	184	365
Class C	$1,000.00	$1,236.40	$12.40	$1,000.00	$1,014.12	$11.17	2.20	184	365
Class I	$1,000.00	$1,242.20	$5.88	$1,000.00	$1,019.96	$5.30	1.04	184	365
Class R3	$1,000.00	$1,237.40	$10.72	$1,000.00	$1,015.63	$9.65	1.90	184	365
Class R4	$1,000.00	$1,239.00	$8.52	$1,000.00	$1,017.59	$7.68	1.51	184	365
Class R5	$1,000.00	$1,242.10	$7.01	$1,000.00	$1,018.95	$6.31	1.24	184	365
Class Y	$1,000.00	$1,242.80	$6.05	$1,000.00	$1,019.81	$5.45	1.07	184	365

31

The Hartford International Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford International Growth Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

32

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record. The Board considered information indicating that the Fund had underperformed relative to its peers and benchmark for certain periods, and HIFSCO’s initiatives over the course of the year to address performance issues.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets

33

The Hartford International Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-25 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford International Opportunities Fund

The Hartford International Opportunities Fund inception 07/22/1996

(subadvised by Wellington Management Company, LLP)	Investment objective — Seeks long-term growth of capital.
Performance Overview(1) 10/31/99 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI All Country World ex U.S. Index is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	10
	Year	Year	Year

International Opportunities A#	26.36%	7.07%	2.47%
International Opportunities A##	19.41%	5.87%	1.89%
International Opportunities B#	25.85%	6.41%	NA *
International Opportunities B##	20.85%	6.09%	NA *
International Opportunities C#	25.38%	6.26%	1.69%
International Opportunities C##	24.38%	6.26%	1.69%
International Opportunities I#	26.81%	7.19%	2.53%
International Opportunities R3#	25.94%	7.11%	2.73%
International Opportunities R4#	26.42%	7.37%	2.85%
International Opportunities R5#	26.67%	7.50%	2.91%
International Opportunities Y#	26.94%	7.62%	2.97%
MSCI All Country World ex U.S. Index	34.79%	7.58%	3.95%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Class I shares commenced operations on 5/30/08. Performance prior to 5/30/08 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.
Portfolio Manager
Nicolas M. Choumenkovitch
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford International Opportunities Fund returned 26.36%, before sales charge, for the twelve-month period ended October 31, 2009, underperforming its benchmark, the MSCI All Country World ex U.S. Index, which returned 34.79% for the same period. The Fund outperformed the 23.41% return of the average fund in the Lipper International Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad global equity markets rose during the period, but this overall increase masks two distinct market environments. From November through early March stocks fell sharply, reflecting deepening economic worries. Beginning in early March stocks rallied through September as investors came to believe that a Depression-like scenario was less likely. All ten sectors within the MSCI All Country World ex U.S. Index had positive returns during the period, with Materials (60%), Financials (40%), and Industrials (40%) gaining the most, while traditionally defensive sectors like Utilities (10%) and Health Care (15%) lagged.
The Fund’s underperformance versus its benchmark was due to weak stock selection. Selection was weakest within Financials, Energy, and Industrials. Allocation among sectors, a result of the bottom-up (i.e. stock

2

by stock fundamental research) stock selection process, was slightly negative, largely due to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Industrials and Materials, which were among the top-performing sectors of the market.
The largest detractors from relative (i.e. performance of the Fund as measured against the benchmark) returns were UBS (Financials), National Grid (Utilities), and BG Group (Energy). Shares of Swiss financial services provider UBS fell early in the period when the firm posted a larger-than-expected quarterly loss in the first quarter of 2009, due in part to a charge related to the transfer of risky assets to a fund managed by the Swiss National Bank, which was part of a rescue package set up by the Swiss government. U.K. electricity transmission and distribution company National Grid saw its stock decline in the first part of the period due to a weak U.K. economic outlook and falling power demand expectations. Shares of U.K.-based integrated natural gas company BG Group underperformed during the period due to the impact of flat oil prices and declines in gas prices. Significant detractors from absolute (i.e. total return) returns included Japan Tobacco (Consumer Staples), Roche (Health Care), and British Land (Financials).
Top contributors to relative performance during the period included Rio Tinto (Materials), Volkswagen (Consumer Discretionary), and Toronto-Dominion Bank (Financials). Shares of diversified mining company Rio Tinto benefited from rising copper prices and the company’s reduced balance sheet risk following successful debt and rights issues and a planned iron ore joint venture with BHP. The Fund also gained on a relative basis by not holding German car maker Volkswagen, which is a component of the benchmark. The stock continued to fall after the rapid appreciation seen in October 2008, which had been driven by Porsche’s move to take a controlling stake in the company. Shares of Toronto-Dominion, a Canadian-based bank with significant U.S. operations, rose after the company beat consensus expectations citing better-than-expected net interest income and trading profits. Top absolute contributors also included HSBC (Financials).
What is the outlook?
Global economies continued the healing process during the third quarter of 2009. Aggressive stimulus measures proved effective at providing liquidity and significantly eased financial market pressures. The real economy is also showing signs of life; the pace of layoffs is slowing, consumer spending is up, home sales have bounced off their lows and manufacturers are boosting output after excessive production cuts earlier in the year.
Equity markets rallied sharply as they began to discount the turn in economic sentiment. As a result, much of the valuation gap that existed entering the third quarter has narrowed as prices reflect a more balanced risk/reward profile. The Fund continues to be focused on holding leading franchises who will be market share winners in what we believe is likely to be a low growth environment. We have identified a number of these opportunities in the Financials and Consumer Discretionary sectors, and added to those areas recently.
Regional weights continue to reflect bottom up stock selection. During the period we trimmed exposure to U.K. and European holdings and increased positions in select emerging markets stocks, which we believe to be attractive on a number of valuation measures.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	3.6%
Banks (Financials)	16.4
Capital Goods (Industrials)	5.6
Consumer Durables & Apparel (Consumer Discretionary)	2.4
Consumer Services (Consumer Discretionary)	1.9
Diversified Financials (Financials)	6.5
Energy (Energy)	9.1
Food, Beverage & Tobacco (Consumer Staples)	5.8
Health Care Equipment & Services (Health Care)	0.9
Insurance (Financials)	2.7
Materials (Materials)	12.4
Media (Consumer Discretionary)	3.1
Other Investment Pools and Funds (Financials)	3.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.8
Real Estate (Financials)	3.2
Retailing (Consumer Discretionary)	1.0
Software & Services (Information Technology)	1.1
Technology Hardware & Equipment (Information Technology)	3.7
Telecommunication Services (Services)	4.3
Transportation (Industrials)	3.1
Utilities (Utilities)	2.0
Short-Term Investments	2.4
Other Assets and Liabilities	—

Total	100.0%

Diversification by Country
as of October 31, 2009

Percentage of
Country	Net Assets
Belgium	1.4%
Brazil	2.9
Canada	4.2
China	5.6
Denmark	0.9
France	4.9
Germany	7.0
Greece	0.7
Hong Kong	5.8
India	0.9
Indonesia	0.6
Ireland	1.9
Israel	2.0
Japan	9.7
Malaysia	0.1
Mexico	1.1
Netherlands	2.6
South Africa	1.8
Spain	3.3
Switzerland	10.8
Taiwan	1.1
Turkey	0.8
United Kingdom	24.0
United States	3.5
Short-Term Investments	2.4
Other Assets and Liabilities	—

Total	100.0%

3

The Hartford International Opportunities Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 94.5%
	Belgium — 1.4%
1,289	Fortis	$5,572

	Brazil — 2.9%
258	Banco Bradesco S.A. ADR	5,075
114	Cyrela Brazil Realty S.A.	1,440
198	Gerdau S.A.	2,977
87	Itau Unibanco Banco Multiplo S.A. ADR	1,658

		11,150

	Canada — 4.2%
72	Potash Corp. of Saskatchewan, Inc. ADR	6,705
51	Research In Motion Ltd. ●	3,001
207	Suncor Energy, Inc.	6,855

		16,561

	China — 5.6%
2	Baidu, Inc. ADR ●	756
2,846	China Construction Bank	2,454
1,073	China Life Insurance Co., Ltd.	4,934
30	Ctrip.com International Ltd. ADR ●	1,596
5,302	Industrial and Commercial Bank of China	4,218
10	Perfect World Co., Ltd. ADR ●	427
61	PetroChina Co., Ltd. ADR	7,286

		21,671

	Denmark — 0.9%
218	DSV A/S	3,393

	France — 4.9%
76	BNP Paribas	5,690
113	Groupe Danone	6,770
95	Renault S.A.	4,247
22	Schneider Electric S.A.	2,327

		19,034

	Germany — 7.0%
160	Daimler AG	7,754
131	Deutsche Post AG	2,223
62	HeidelbergCement AG	3,685
55	Man AG	4,548
61	SAP AG	2,762
63	Siemens AG	5,699

		26,671

	Greece — 0.7%
76	National Bank of Greece	2,783

	Hong Kong — 5.8%
1,490	Cathay Pacific Airways Ltd.	2,414
612	Esprit Holdings Ltd.	4,071
983	Hang Lung Properties Ltd.	3,715
2,094	Shangri-La Asia Ltd.	4,028
589	Sun Hung Kai Properties Ltd.	8,924

		23,152

	India — 0.9%
12	HDFC Bank Ltd. ADR	1,327
58	Reliance Industries Ltd.	2,352

		3,679

	Indonesia — 0.6%
9,735	Bumi Resources TBK PT	2,344

	Ireland — 1.9%
261	CRH plc	6,393
144	Ryanair Holdings plc ●	626
18	Ryanair Holdings plc ADR ●	487

		7,506

	Israel — 2.0%
153	Teva Pharmaceutical Industries Ltd. ADR	7,703

	Japan — 9.7%
80	Eisai Co., Ltd.	2,823
535	Fujitsu Ltd.	3,150
559	Hino Motors Ltd.	2,066
1	KDDI Corp.	3,349
396	Konica Minolta Holdings, Inc.	3,720
328	Mitsubishi Electric Corp.	2,495
1,099	Mitsubishi UFJ Financial Group, Inc.	5,855
155	Nikon Corp.	2,885
489	Nomura Holdings, Inc.	3,449
12	Osaka Titanium Technologies	313
128	Panasonic Corp.	1,804
107	Softbank Corp.	2,519
105	Sumitomo Mitsui Financial Group, Inc.	3,562
26	Toho Titanium Co., Ltd.	326

		38,316

	Malaysia — 0.1%
1,442	Air Asia BHD ●	567

	Mexico — 1.1%
100	America Movil S.A. de C.V. ADR	4,431

	Netherlands — 2.6%
267	ING Groep N.V.	3,476
357	Koninklijke (Royal) KPN N.V.	6,483

		9,959

	South Africa — 1.8%
31	Anglo American Platinum Co., Ltd.	2,650
206	Impala Platinum Holdings Ltd.	4,530

		7,180

	Spain — 3.3%
307	Banco Santander Central Hispano S.A.	4,933
200	Enagas	4,104
69	Red Electrica Corporacion S.A.	3,550

		12,587

	Switzerland — 10.8%
132	CIE Financiere Richemont S.A.	3,699
125	Julius Baer Group Ltd.	4,695
27	Kuehne & Nagel International AG	2,455
166	Nestle S.A.	7,700
45	Roche Holding AG	7,163
29	Synthes, Inc.	3,409
813	UBS AG	13,548

		42,669

	Taiwan — 1.1%
824	Hon Hai Precision Industry Co., Ltd.	3,227
836	WPG Holdings Co., Ltd.	1,144

		4,371

	Turkey — 0.8%
886	Turkiye Garanti Bankasi A.S.	3,217

The accompanying notes are an integral part of these financial statements.

4

The Hartford International Opportunities Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 94.5% — (continued)
	United Kingdom — 24.0%
112	AstraZeneca plc		$5,027
447	BAE Systems plc		2,299
462	Barclays Bank plc		2,420
481	BG Group plc		8,278
804	BP plc		7,537
1,184	GKN plc		2,075
1,169	HSBC Holding plc		12,921
285	Imperial Tobacco Group plc		8,387
2,353	Lloyds Banking Group plc		3,318
402	Pearson plc		5,464
804	Rexam plc		3,641
245	Rio Tinto plc		10,850
198	Standard Chartered plc		4,848
579	Thomas Cook Group plc		1,938
115	Wolseley plc		2,326
749	WPP plc		6,711
465	Xstrata plc		6,703

			94,743

	United States — 0.4%
43	Frontline Ltd.		1,002
13	Netease.com, Inc. ●		486

			1,488

	Total common stocks (cost $331,505)		$370,747

EXCHANGE TRADED FUNDS - 3.1%
	United States - 3.1%
102	iShares MSCI EAFE Index Fund		$5,442
36	iShares MSCI Emerging Markets Index Fund		1,337
75	iShares MSCI Japan		719
11	iShares MSCI Pac Ex		431
111	iShares S&P Eur 350		4,162

	Total exchange traded funds (cost $10,280)		$12,091

	Total long-term investments (cost $341,785)		$382,838

SHORT-TERM INVESTMENTS - 2.4%
	Repurchase Agreements - 2.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $388, collateralized by GNMA 5.00%, 2039, value of $396)
$388	0.08%, 10/30/2009		$388

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $2,274, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $2,320)

2,274	0.08%, 10/30/2009		2,274
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $2,533, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $2,584)
2,533	0.08%, 10/30/2009		2,533
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $26, collateralized by U.S. Treasury Note 2.75%, 2013, value of $26)
26	0.05%, 10/30/2009		26
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $4,390, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $4,477)
4,390	0.07%, 10/30/2009		4,390

			9,611

	Total short-term investments (cost $9,611)		$9,611

	Total investments (cost $351,396) ▲	100.0%	$392,449
	Other assets and liabilities	—%	30

	Total net assets	100.0%	$392,479

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 94.1% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.
▲	At October 31, 2009, the cost of securities for federal income tax purposes was $361,442 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$48,052
Unrealized Depreciation	(17,045)

Net Unrealized Appreciation	$31,007

•	Currently non-income producing.
The accompanying notes are an integral part of these financial statements.

5

The Hartford International Opportunities Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)
Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Buy)	$405	$405	11/02/09	$—
British Pound (Sell)	1,189	1,200	11/03/09	11
Euro (Sell)	1,000	1,006	11/02/09	6
Euro (Buy)	1,702	1,701	11/04/09	1
Euro (Buy)	84	85	11/03/09	(1)
Swiss Franc (Buy)	203	203	11/02/09	—
Swiss Franc (Sell)	606	611	11/03/09	5
Turkish New Lira (Buy)	399	398	11/02/09	1
Turkish New Lira (Buy)	203	204	11/03/09	(1)

				$22

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Currency Concentration on Securities at October 31, 2009

Percentage of
Description	Net Assets
Brazilian Real	1.2%
British Pound	24.0
Canadian Dollar	3.4
Danish Kroner	0.9
Euro	21.7
Hong Kong Dollar	8.8
Indian Rupee	0.6
Indonesian New Rupiah	0.6
Japanese Yen	9.7
Malaysian Ringgit	0.1
South African Rand	1.8
Swiss Franc	10.8
Taiwanese Dollar	1.1
Turkish New Lira	0.8
United States Dollar	14.5
Other Assets and Liabilities	—

Total	100.0%

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Opportunities Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$14,076	$—	$14,076	$—
Banks	64,279	8,060	56,219	—
Capital Goods	21,760	—	21,760	—
Consumer Durables & Apparel	9,828	1,440	8,388	—
Consumer Services	7,562	1,596	5,966	—
Diversified Financials	25,168	4,695	20,473	—
Energy	35,654	15,143	20,511	—
Food, Beverage & Tobacco	22,857	—	22,857	—
Health Care Equipment & Services	3,409	—	3,409	—
Insurance	10,506	—	10,506	—
Materials	48,773	9,682	39,091	—
Media	12,175	—	12,175	—
Pharmaceuticals, Biotechnology & Life Sciences	22,716	7,703	15,013	—
Real Estate	12,639	—	12,639	—
Retailing	4,071	—	4,071	—
Software & Services	4,431	1,669	2,762	—
Technology Hardware & Equipment	14,242	3,001	11,241	—
Telecommunication Services	16,782	4,431	12,351	—
Transportation	12,165	487	11,678	—
Utilities	7,654	—	7,654	—

Total	370,747	57,907	312,840	—

Exchange Traded Funds	12,091	12,091	—	—
Short-Term Investments	9,611	—	9,611	—

Total	$392,449	$69,998	$322,451	$—

Other Financial Instruments *	$24	$—	$24	$—

Liabilities:
Other Financial Instruments *	$2	$—	$2	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

7

The Hartford International Opportunities Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $351,396)	$392,449
Cash	1
Foreign currency on deposit with custodian (cost $16)	16
Unrealized appreciation on forward foreign currency contracts	24
Receivables:
Investment securities sold	8,899
Fund shares sold	1,196
Dividends and interest	709
Other assets	131

Total assets	403,425

Liabilities:
Unrealized depreciation on forward foreign currency contracts	2
Payables:
Investment securities purchased	10,080
Fund shares redeemed	669
Investment management fees	56
Distribution fees	17
Accrued expenses	122

Total liabilities	10,946

Net assets	$392,479

Summary of Net Assets:
Capital stock and paid-in-capital	461,207
Accumulated undistributed net investment income	2,496
Accumulated net realized loss on investments and foreign currency transactions	(112,299)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	41,075

Net assets	$392,479

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$12.62/$13.35

Shares outstanding	16,456

Net assets	$207,600

Class B: Net asset value per share	$11.65

Shares outstanding	1,493

Net assets	$17,390

Class C: Net asset value per share	$11.46

Shares outstanding	2,518

Net assets	$28,852

Class I: Net asset value per share	$12.59

Shares outstanding	177

Net assets	$2,230

Class R3: Net asset value per share	$12.88

Shares outstanding	36

Net assets	$466

Class R4: Net asset value per share	$12.98

Shares outstanding	136

Net assets	$1,769

Class R5: Net asset value per share	$13.04

Shares outstanding	16

Net assets	$210

Class Y: Net asset value per share	$13.07

Shares outstanding	10,252

Net assets	$133,962

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Opportunities Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$8,683
Interest	20
Securities lending	49
Less: Foreign tax withheld	(913)

Total investment income	7,839

Expenses:
Investment management fees	2,513
Administrative services fees	3
Transfer agent fees	890
Distribution fees
Class A	378
Class B	156
Class C	238
Class R3	1
Class R4	3
Custodian fees	44
Accounting services fees	53
Registration and filing fees	102
Board of Directors’ fees	9
Audit fees	15
Other expenses	105

Total expenses (before waivers and fees paid indirectly)	4,510
Expense waivers	(200)
Transfer agent fee waivers	(318)
Commission recapture	(12)
Custodian fee offset	—

Total waivers and fees paid indirectly	(530)

Total expenses, net	3,980

Net Investment Income	3,859

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(60,339)
Net realized loss on forward foreign currency contracts	(437)
Net realized gain on other foreign currency transactions	281

Net Realized Loss on Investments and Foreign Currency Transactions	(60,495)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	131,242
Net unrealized depreciation of forward foreign currency contracts	(44)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	11

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	131,209

Net Gain on Investments and Foreign Currency Transactions	70,714

Net Increase in Net Assets Resulting from Operations	$74,573

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Opportunities Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$3,859	$5,223
Net realized loss on investments and foreign currency transactions	(60,495)	(50,877)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	131,209	(172,731)

Net Increase (Decrease) In Net Assets Resulting From Operations	74,573	(218,385)

Distributions to Shareholders:
From net investment income
Class A	(3,361)	(816)
Class B	(240)	—
Class C	(354)	—
Class I	(6)	—
Class R3	(4)	—
Class R4	(29)	—
Class R5	—	—
Class Y	(2,686)	(994)
From net realized gain on investments
Class A	—	(35,677)
Class B	—	(5,943)
Class C	—	(4,984)
Class R3	—	(4)
Class R4	—	(2)
Class R5	—	(2)
Class Y	—	(18,133)

Total distributions	(6,680)	(66,555)

Capital Share Transactions:
Class A	25,960	69,602
Class B	(2,813)	987
Class C	(3)	16,805
Class I	1,984	207
Class R3	317	89
Class R4	456	975
Class R5	191	7
Class Y	33,751	23,783

Net increase from capital share transactions	59,843	112,455

Net Increase (Decrease) In Net Assets	127,736	(172,485)
Net Assets:
Beginning of period	264,743	437,228

End of period	$392,479	$264,743

Accumulated undistributed (distribution in excess of) net investment income (loss)	$2,496	$5,485

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Opportunities Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford International Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

11

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

12

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that

13

The Hartford International Opportunities Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.
g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

h)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in

14

them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of October 31, 2009.
k)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2009, the Fund had no outstanding when-issued or delayed delivery securities.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$24	Unrealized depreciation on forward foreign currency contracts	$2
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.
Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(437)	$—	$(437)

Total	$—	$—	$—	$(437)	$—	$(437)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(44)	—	$(44)

Total	$—	$—	$—	$(44)	$—	$(44)

n)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15

The Hartford International Opportunities Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$6,680	$37,332
Long-Term Capital Gains *	—	29,223

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,497
Accumulated Capital Losses *	(102,253)
Unrealized Appreciation †	31,028

Total Accumulated Deficit	$(68,728)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated undistributed net investment income by $168, increase accumulated net realized gain on investments by $679, and decrease paid-in-capital by $511.

16

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$42,414
2017	59,839

Total	$102,253

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2009, the Fund had $730 in expired capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.57%	2.32%	2.32%	1.32%	1.82%	1.52%	1.22%	1.22%

17

The Hartford International Opportunities Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.42%	1.47%	1.49%		1.54%	1.52%
Class B Shares	1.84	2.11	2.18		2.12	2.30
Class C Shares	2.23	2.20	2.21		2.30	2.30
Class I Shares	1.22	1.00 *
Class R3 Shares	1.81	1.79	1.71	†
Class R4 Shares	1.37	1.51	1.40	†
Class R5 Shares	1.08	1.10	1.11	†
Class Y Shares	0.96	0.94	0.95		0.99	1.01

*	From May 30, 2008 (commencement of operations), through October 31, 2008.

†	From December 22, 2006 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $521 and contingent deferred sales charges of $45 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $33. These commissions are in turn paid to sales representatives of the broker/dealers.

18

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $600 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate — The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	39.14%
Class B	0.01	38.16
Class C	0.01	38.16
Class Y	0.01	39.90
5.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$539,838
Sales Proceeds Excluding U.S. Government Obligations	477,262

19

The Hartford International Opportunities Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
6.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	6,388	330	(5,043)	—	1,675	6,013	1,986	(4,290)	—	3,709
Amount	$74,024	$3,193	$(51,257)	$—	$25,960	$95,937	$35,697	$(62,032)	$—	$69,602
Class B
Shares	274	26	(623)	—	(323)	565	345	(940)	—	(30)
Amount	$2,683	$232	$(5,728)	$—	$(2,813)	$8,474	$5,720	$(13,207)	$—	$987
Class C
Shares	726	37	(801)	—	(38)	1,390	283	(658)	—	1,015
Amount	$6,962	$326	$(7,291)	$—	$(3)	$20,809	$4,645	$(8,649)	$—	$16,805
Class I
Shares	184	1	(22)	—	163	14	—	—	—	14
Amount	$2,249	$6	$(271)	$—	$1,984	$207	$—	$—	$—	$207
Class R3
Shares	39	—	(10)	—	29	6	—	—	—	6
Amount	$433	$4	$(120)	$—	$317	$85	$4	$—	$—	$89
Class R4
Shares	59	3	(20)	—	42	96	—	(2)	—	94
Amount	$619	$29	$(192)	$—	$456	$994	$2	$(21)	$—	$975
Class R5
Shares	18	—	(3)	—	15	—	—	—	—	—
Amount	$225	$—	$(34)	$—	$191	$5	$2	$—	$—	$7
Class Y
Shares	3,675	269	(430)	—	3,514	1,549	1,024	(1,498)	—	1,075
Amount	$35,950	$2,686	$(4,885)	$—	$33,751	$23,674	$19,072	$(18,963)	$—	$23,783
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	161	$1,614
For the Year Ended October 31, 2008	327	$5,270
7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

20

9.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

21

The Hartford International Opportunities Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$10.23	$0.13	$—	$2.50	$2.63	$(0.24)	$—	$—	$(0.24)	$2.39	$12.62
B	9.40	0.08	—	2.31	2.39	(0.14)	—	—	(0.14)	2.25	11.65
C	9.29	0.04	—	2.28	2.32	(0.15)	—	—	(0.15)	2.17	11.46
I	10.25	0.05	—	2.60	2.65	(0.31)	—	—	(0.31)	2.34	12.59
R3	10.51	0.08	—	2.56	2.64	(0.27)	—	—	(0.27)	2.37	12.88
R4	10.58	0.14	—	2.56	2.70	(0.30)	—	—	(0.30)	2.40	12.98
R5	10.60	0.08	—	2.66	2.74	(0.30)	—	—	(0.30)	2.44	13.04
Y	10.62	0.19	—	2.57	2.76	(0.31)	—	—	(0.31)	2.45	13.07

For the Year Ended October 31, 2008 (e)
A	21.79	0.19	—	(8.49)	(8.30)	(0.06)	(3.20)	—	(3.26)	(11.56)	10.23
B	20.34	0.07	—	(7.81)	(7.74)	—	(3.20)	—	(3.20)	(10.94)	9.40
C	20.16	0.08	—	(7.75)	(7.67)	—	(3.20)	—	(3.20)	(10.87)	9.29
I(f)	17.53	0.06	—	(7.34)	(7.28)	—	—	—	—	(7.28)	10.25
R3	22.33	0.18	—	(8.77)	(8.59)	(0.03)	(3.20)	—	(3.23)	(11.82)	10.51
R4	22.39	0.05	—	(8.59)	(8.54)	(0.07)	(3.20)	—	(3.27)	(11.81)	10.58
R5	22.45	0.25	—	(8.78)	(8.53)	(0.12)	(3.20)	—	(3.32)	(11.85)	10.60
Y	22.48	0.29	—	(8.81)	(8.52)	(0.14)	(3.20)	—	(3.34)	(11.86)	10.62

For the Year Ended October 31, 2007
A	16.13	0.05	—	6.10	6.15	(0.06)	(0.43)	—	(0.49)	5.66	21.79
B	15.14	(0.07)	—	5.70	5.63	—	(0.43)	—	(0.43)	5.20	20.34
C	15.01	(0.07)	—	5.65	5.58	—	(0.43)	—	(0.43)	5.15	20.16
R3(j)	17.07	0.06	—	5.20	5.26	—	—	—	—	5.26	22.33
R4(j)	17.07	0.09	—	5.23	5.32	—	—	—	—	5.32	22.39
R5(j)	17.07	0.13	—	5.25	5.38	—	—	—	—	5.38	22.45
Y	16.67	0.05	—	6.39	6.44	(0.20)	(0.43)	—	(0.63)	5.81	22.48

For the Year Ended October 31, 2006 (e)
A	13.13	0.13	—	2.92	3.05	(0.05)	—	—	(0.05)	3.00	16.13
B	12.35	0.03	—	2.76	2.79	—	—	—	—	2.79	15.14
C	12.27	0.01	—	2.73	2.74	—	—	—	—	2.74	15.01
Y	13.55	0.25	—	2.98	3.23	(0.11)	—	—	(0.11)	3.12	16.67

For the Year Ended October 31, 2005
A	11.22	0.05	—	1.86	1.91	—	—	—	—	1.91	13.13
B	10.64	(0.04)	—	1.75	1.71	—	—	—	—	1.71	12.35
C	10.57	(0.04)	—	1.74	1.70	—	—	—	—	1.70	12.27
Y	11.53	0.12	—	1.90	2.02	—	—	—	—	2.02	13.55

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Commenced operations on May 30, 2008.

(g)	Not annualized.

(h)	Annualized.

(i)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

(j)	Commenced operations on December 22, 2006.

22

- Ratios and Supplemental Data -

							Ratio of Expenses to Average
			Ratio of Expenses to Average		Ratio of Expenses to Average		Net Assets After Waivers and	Ratio of Net
			Net Assets Before Waivers and		Net Assets After Waivers and		Reimbursements and	Investment Income
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Excluding Expenses not	to Average Net	Portfolio
Total Return(b)		Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Subject to Cap(c)	Assets	Turnover Rate(d)
26.36%		$207,600	1.65%		1.42%		1.42%	1.20%	168%
25.85		17,390	2.74		1.84		1.84	0.85	—
25.38		28,852	2.34		2.23		2.23	0.45	—
26.81		2,230	1.25		1.23		1.23	0.51	—
25.94		466	1.85		1.82		1.82	0.72	—
26.42		1,769	1.38		1.38		1.38	1.29	—
26.67		210	1.09		1.09		1.09	0.62	—
26.94		133,962	0.96		0.96		0.96	1.73	—

(44.50)		151,147	1.47		1.47		1.47	1.23	150
(44.86)		17,068	2.45		2.11		2.11	0.50	—
(44.92)		23,743	2.20		2.20		2.20	0.54	—
(41.53	) (g)	143	1.00	(h)	1.00	(h)	1.00 (h)	1.19 (h)	—
(44.70)		74	1.99		1.79		1.79	1.13	—
(44.39)		1,003	1.52		1.52		1.52	0.54	—
(44.32)		10	1.10		1.10		1.10	1.57	—
(44.22)		71,555	0.94		0.94		0.94	1.74	—

39.15	(i)	241,239	1.49		1.49		1.49	0.31	147
38.17	(i)	37,545	2.46		2.18		2.18	(0.39)	—
38.17	(i)	31,076	2.21		2.21		2.21	(0.42)	—
30.81	(g)	28	1.71	(h)	1.71	(h)	1.71 (h)	0.40 (h)	—
31.17	(g)	13	1.41	(h)	1.41	(h)	1.41 (h)	0.53 (h)	—
31.52	(g)	13	1.11	(h)	1.11	(h)	1.11 (h)	0.83 (h)	—
39.91	(i)	127,314	0.95		0.95		0.95	0.84	—

23.25		159,087	1.61		1.57		1.57	0.84	102
22.59		29,125	2.56		2.15		2.15	0.24	—
22.33		20,782	2.33		2.33		2.33	0.06	—
24.00		43,994	1.02		1.02		1.02	1.56	—

17.02		102,393	1.72		1.57		1.57	0.42	119
16.07		23,940	2.68		2.35		2.35	(0.36)	—
16.08		16,896	2.42		2.35		2.35	(0.37)	—
17.52		5,612	1.05		1.05		1.05	0.94	—

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Opportunities Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

24

The Hartford International Opportunities Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford International Opportunities Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008

Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*   Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))

Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008

Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

26

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006

Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009

Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford International Opportunities Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	20.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
The Fund intends to make an election under the Internal Revenue Code Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $648.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.235	N/A	N/A	0.235
Class B	0.138	N/A	N/A	0.138
Class C	0.145	N/A	N/A	0.145
Class I	0.313	N/A	N/A	0.313
Class R3	0.274	N/A	N/A	0.274
Class R4	0.303	N/A	N/A	0.303
Class R5	0.296	N/A	N/A	0.296
Class Y	0.314	N/A	N/A	0.314
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

28

The Hartford International Opportunities Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,285.10	$8.41	$1,000.00	$1,017.85	$7.43	1.46%	184	365
Class B	$1,000.00	$1,281.60	$11.21	$1,000.00	$1,015.38	$9.91	1.95	184	365
Class C	$1,000.00	$1,279.00	$13.04	$1,000.00	$1,013.76	$11.52	2.27	184	365
Class I	$1,000.00	$1,287.30	$7.21	$1,000.00	$1,018.90	$6.36	1.25	184	365
Class R3	$1,000.00	$1,282.90	$10.47	$1,000.00	$1,016.03	$9.25	1.82	184	365
Class R4	$1,000.00	$1,285.10	$7.78	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R5	$1,000.00	$1,287.30	$6.23	$1,000.00	$1,019.76	$5.50	1.08	184	365
Class Y	$1,000.00	$1,287.70	$5.42	$1,000.00	$1,020.47	$4.79	0.94	184	365

29

The Hartford International Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford International Opportunities Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the

31

The Hartford International Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

32

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-26 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford International Small Company Fund

The Hartford International Small Company Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)	Investment objective — Seeks capital appreciation.
Performance Overview(1) 4/30/01 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P EPAC SmallCap Index, formerly S&P/Citigroup Europe Pacific Asia Composite (EPAC) Extended Market Index (EMI), is a developed-market equity index representing the bottom 15% of the cumulative available capital, by country, of the S&P EPAC Broad Market Index (BMI). The S&P EPAC BMI captures all companies in developed market countries, as defined by Standard & Poor’s, within Europe and the Asia Pacific region. To meet the eligibility criteria, companies must have float-adjusted market capitalizations of at least US$100 million and a trailing 12 month trading volume of at least US$50 million. Companies are removed if their float-adjusted market capitalization falls below US$75 million or if their trailing 12 month trading volume falls below US$35 million during the annual index reconstitution.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception
International Small Company A#	43.97%	6.06%	8.08%
International Small Company A##	36.05%	4.87%	7.36%
International Small Company B#	43.38%	5.39%	NA*
International Small Company B##	38.38%	5.13%	NA*
International Small Company C#	42.86%	5.26%	7.28%
International Small Company C##	41.86%	5.26%	7.28%
International Small Company I#	44.32%	6.23%	8.18%
International Small Company Y#	44.48%	6.54%	8.56%
S&P EPAC SmallCap Index	43.12%	7.25%	9.30%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.
(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.
(4)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance.
(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Simon H. Thomas	Daniel Maguire, CFA
Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford International Small Company Fund returned 43.97%, before sales charge, for the twelve-month period ended October 31, 2009, outperforming its benchmark, the S&P EPAC SmallCap Index, which returned 43.12% for the same period. The Fund outperformed the 41.75% return of the average fund in the Lipper International Small/Mid Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The benchmark’s positive return for the period masks two distinct market environments. From the beginning of November through early March stocks continued to fall sharply, as deleveraging across the financial sector accelerated, limiting the availability of credit to companies in nearly all markets, and exacerbating a slowdown across the real economy. Many investors responded to the financial crisis by shedding risk broadly, increasing exposure to cash, and selling

2

equities with little regard for quality or valuation. From early March through the end of October stocks staged a dramatic rally as investors came to believe that a Depression-like scenario was less likely. All sectors within the S&P EPAC SmallCap Index posted double digit returns over the period, with particular strength in Energy (+62%), Materials (+56%), and Information Technology (+54%). Utilities (+24%) and Consumer Staples (+29%) rose the least.
The Fund outperformed its benchmark primarily due to stock selection in the Consumer Discretionary, Energy, and Consumer Staples sectors. Selection was weaker in Materials and Financials sectors. Allocation among sectors, which is largely a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, was additive due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Energy and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Financials. In addition, the small cash position was a drag on performance in an upward trending market.
Top contributors to relative (i.e. performance of the Fund as measured against the benchmark) returns were Dufry Group (Consumer Discretionary), Karoon Gas Australia (Energy), and Shandong Weigao (Health Care). Shares of airport retail shops operator Dufry Group rose during the period as investors gained confidence in management’s ability to operate through the downturn and achieve margin goals despite a slowdown in consumer spending. Shares of Australian energy exploration company Karoon Gas Australia moved higher on news of a successful gas find off Australia’s west coast. Hong Kong-based medical device company Shandong Weigao benefited from a minority investment from Medtronic, boosting its share price. Top absolute (i.e. total return) contributors also included Temenos Group (Information Technology), a Switzerland-based software and services provider to banks.
The largest detractors from relative performance during the period were Spazio Investment (Financials), Aeon Delight (Industrials), and Hampson Industries (Utilities). Shares of Spazio Investment, a Dutch-based real estate company focused on Italy’s industrial real estate market, fell as it appeared that demand for their properties would remain muted. Aeon Delight, a provider of real estate maintenance services in Japan, saw its shares fall after disappointing earnings announcements. Global aerospace tooling company Hampson Industries was negatively impacted by delays and cancellations of aircraft orders, pushing its shares lower. Significant absolute detractors also included German pharmaceutical company Stada Arzneimittel (Health Care).
What is the outlook?
Despite a sharp recovery in equity markets since March, economic data continues to remain weak. Corporations have succeeded in quickly realigning cost structures and preserving margins in the face of significant erosion in end markets; however, continued recovery from here is likely to depend, in part on strong top-line growth. Against this uncertain backdrop, we continue to favor high quality companies with clean balance sheets, solid revenue predictability, and nimble cost structures, where management teams have been able to adapt to changing macro circumstances. We continue to focus on bottom-up stock picking and, despite a broader market recovery, we are finding a number of attractive opportunities.
At the end of the period, we were most overweight in Industrials and Information Technology stocks and most underweight Financials and Materials. On a regional basis, our greatest underweight position relative to the benchmark at the end of the period was in Europe. This was offset by overweight positions in select emerging markets and Asia Pacific ex Japan.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.4%
Banks (Financials)	2.3
Capital Goods (Industrials)	18.0
Commercial & Professional Services (Industrials)	5.2
Consumer Durables & Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	4.0
Diversified Financials (Financials)	5.0
Energy (Energy)	6.5
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	3.5
Health Care Equipment & Services (Health Care)	2.5
Household & Personal Products (Consumer Staples)	0.9
Insurance (Financials)	1.6
Materials (Materials)	6.8
Media (Consumer Discretionary)	2.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.3
Real Estate (Financials)	3.5
Retailing (Consumer Discretionary)	7.8
Semiconductors & Semiconductor Equipment (Information Technology)	3.4
Software & Services (Information Technology)	6.1
Technology Hardware & Equipment (Information Technology)	2.1
Transportation (Industrials)	4.5
Utilities (Utilities)	1.7
Short-Term Investments	1.4
Other Assets and Liabilities	0.8

Total	100.0%

3

Diversification by Country
as of October 31, 2009

Percentage of
Country	Net Assets
Australia	8.2%
Belgium	2.9
Brazil	2.5
Finland	2.0
France	10.5
Germany	4.3
Guernsey Channel Isle	0.7
Hong Kong	3.5
India	0.5
Indonesia	0.4
Israel	0.7
Italy	4.3
Japan	21.8
Jersey	0.9
Luxembourg	0.6
Netherlands	1.5
Norway	1.5
Singapore	1.2
South Korea	3.4
Sweden	1.8
Switzerland	4.2
United Kingdom	20.0
United States	0.4
Short-Term Investments	1.4
Other Assets and Liabilities	0.8

Total	100.0%

4

The Hartford International Small Company Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.8%
	Australia - 8.2%
374	AJ Lucas Group Ltd.	$1,441
278	Aquarius Platinum Ltd.•	1,186
217	Ausenco Ltd.	938
201	Bendigo and Adelaide Bank Ltd.	1,629
218	Brambles Ltd.	1,374
39	Campbell Brothers	1,010
359	Centennial Coal Co., Ltd.	1,003
216	Karoon Gas Australia Ltd.•	1,463
193	Toll Holdings Ltd.	1,467
364	Whitehaven Coal Ltd.	1,262
36	Worleyparsons Ltd.	830

		13,603

	Belgium - 2.9%
32	CFE	1,799
5	D’ieteren S.A.	1,883
28	UCB S.A.	1,175

		4,857

	Brazil - 2.5%
89	All America Latina Logistica S.A.	650
116	Duratex S.A.	806
74	Hypermarcas S.A.•	1,484
109	Localiza Rent a Car S.A.	1,138

		4,078

	Finland - 2.0%
26	Kone Oyj Class B	982
55	Nokian Rendaat Oyj	1,183
36	Outotec Oyj	1,154

		3,319

	France - 10.5%
12	BioMerieux S.A.	1,347
7	Bollore	1,142
24	Bureau Veritas S.A.	1,349
19	Eurofins Scientific	849
213	GameLoft •	1,016
21	Imerys S.A.	1,124
30	Klepierre	1,234
44	Maurel ET Prom	891
25	Orpea	1,146
15	Seche Environment	1,285
52	Sechilienne S.A.	2,089
5	Vallourec	823
11	Vilmorin & Cie	1,179
8	Virbac S.A.	778
25	Wendel	1,410

		17,662

	Germany - 4.3%
62	ElringKlinger AG	1,226
25	Hochtief AG	1,861
98	Kontron AG	1,155
122	Praktiker Bau-Und Heimwerkermaerkte Holding AG	1,485
16	Rheinmetall AG	845
8	Salzgitter AG	731

		7,303

	Guernsey Channel Isle - 0.7%
491	London & Stamford Property Ltd.	1,087

	Hong Kong - 3.5%
181	ASM Pacific Technology	1,409
797	Cathay Pacific Airways Ltd.	1,291
842	Noble Group Ltd.	1,539
3,194	Sa Sa International Holdings Ltd.	1,588

		5,827

	India - 0.5%
51	Educomp Solutions Ltd.	867

	Indonesia - 0.4%
2,611	Bumi Resources TBK PT	629

	Israel - 0.7%
313	Bank Hapoalim B.M.•	1,142

	Italy - 4.3%
134	Bulgari S.p.A.	1,099
46	DiaSorin S.p.A.	1,697
76	Finmeccanica S.p.A.	1,274
188	Gruppo Coin S.p.A.•	1,122
632	Immobiliare Grande Distribuzione	1,361
860	Pirelli & C. Real Estate S.p.A.	681

		7,234

	Japan - 21.8%
101	Air Water, Inc.	1,191
133	Asics Corp.	1,185
208	Bank of Yokohama Ltd.	1,021
32	Benesse Holdings, Inc.	1,394
63	Cosmos Pharmaceutical Corp.	1,626
1	Cyberagent, Inc.	1,392
474	Dainippon Screen Mfg Co., Ltd.	2,014
—	EPS Co., Ltd.	1,243
22	Gree, Inc.	1,228
285	Hino Motors Ltd.	1,054
167	Hitachi Metals Ltd.	1,593
24	Ibiden Co., Ltd.	874
36	Jafco Co., Ltd.	965
1	Jupiter Telecommunications Co., Ltd.	1,298
—	Kakaku.com, Inc.	1,057
46	Makita Corp.	1,531
45	Modec, Inc.	902
75	Nabtesco Corp.	863
69	Nikon Corp.	1,279
245	Nippon Carbon Co., Ltd.	836
133	Nippon Denko Co., Ltd.	946
—	Osaka Securities Exchange Co., Ltd.	2,097
123	Shinko Plantech Co., Ltd.	1,259
100	Shionogi & Co., Ltd.	2,159
95	Square Enix Holdings Co., Ltd.	2,357
71	Tokyo Ohka Kogyo Co., Ltd.	1,362
320	Toyo Engineering Corp.	1,066
12	Toyo Tanso Co., Ltd.	593

		36,385

	Jersey - 0.9%
24	Rangold Resources Ltd.	1,551

	Luxembourg - 0.6%
68	Reinet Investments S.A.•	1,042

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Small Company Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.8% — (continued)
	Netherlands - 1.5%
41	Qiagen N.V. •		$847
64	TNT N.V.		1,687

			2,534

	Norway - 1.5%
179	Kongsberg Gruppen ASA		2,463

	Singapore - 1.2%
411	Hyflux Ltd.		893
998	Indofood Agri Resources Ltd.•		1,191

			2,084

	South Korea - 3.4%
7	CJ Corp.		1,237
19	GS Engineering & Construction Corp.		1,704
8	Megastudy Co., Ltd.		1,755
17	Mirae Asset Securities Co., Ltd.		905

			5,601

	Sweden - 1.8%
112	Bjoern Borg Ab		875
104	Swedish Match Ab		2,135

			3,010

	Switzerland - 4.2%
41	Dufry Group		2,588
52	Logitech International S.A. •		883
128	Temenos Group AG •		2,925
—	Vetropack Holding		784

			7,180

	United Kingdom - 20.0%
69	AMEC plc		915
491	Arm Holdings plc		1,193
250	ASOS plc •		1,612
203	Babcock International Group plc		2,020
419	Brown (N) Group plc		1,792
210	Catlin Group Ltd.		1,136
45	Chemring Group plc		1,962
489	Chloride Group plc		1,291
240	Clapham House Group plc •		262
93	Close Brothers Group plc		1,064
119	Connaught plc		790
324	Domino’s Pizza UK & IRL plc		1,619
431	Game Group plc		1,046
768	Hampson Industries plc		913
1,060	Hansteen Holdings plc		1,535
96	Hunting plc		823
165	ICAP plc		1,099
249	IG Group Holdings plc		1,232
132	James Fisher & Sons plc		936
35	Kier Group plc		551
182	Lancashire Holdings Ltd.		1,509
177	Mears Group plc		818
91	Rightmove		787
95	Rotork plc		1,773
72	Ultra Electronics Holdings plc		1,555
164	VT Group plc		1,457
306	William Hill plc		839
255	Xchanging plc		931

			33,460

	United States - 0.4%
64	Shanda Games Ltd. •		$636

	Total common stocks (cost $137,873)		$163,554

	Total long-term investments (cost $137,873)		$163,554

SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $91, collateralized by GNMA 5.00%, 2039, value of $93)
$91	0.08%, 10/30/2009		$91

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $535, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $546)

535	0.08%, 10/30/2009		535
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $596, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $608)
596	0.08%, 10/30/2009		596
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $6, collateralized by U.S. Treasury Note 2.75%, 2013, value of $6)
6	0.05%, 10/30/2009		6
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1,033, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $1,053)
1,033	0.07%, 10/30/2009		1,033

			2,261

	Total short-term investments (cost $2,261)		$2,261

	Total investments (cost $140,134)▲	99.2%	$165,815
	Other assets and liabilities	0.8%	1,405

	Total net assets	100.0%	$167,220

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Small Company Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 97.4% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.
▲	At October 31, 2009, the cost of securities for federal income tax purposes was $148,454 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$29,923
Unrealized Depreciation	(12,562)

Net Unrealized Appreciation	$17,361

•	Currently non-income producing.
Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Australian Dollar (Sell)	$1,400	$1,403	11/02/09	$3
Australian Dollar (Buy)	165	168	11/05/09	(3)
British Pound (Buy)	424	424	11/04/09	—
Euro (Sell)	693	700	11/03/09	7
Euro (Sell)	417	417	11/04/09	—
Norwegian Krone (Buy)	246	246	11/02/09	—
Singapore Dollar (Buy)	154	154	11/02/09	—
Swiss Franc (Sell)	32	32	11/04/09	—

				$7

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Currency Concentration on Securities at October 31, 2009

Percentage of
Description	Net Assets
Australian Dollar	7.5%
Brazilian Real	2.5
British Pound	22.3
Euro	26.1
Hong Kong Dollar	2.6
Indian Rupee	0.5
Indonesian New Rupiah	0.4
Israeli New Shekel	0.7
Japanese Yen	21.8
Norwegian Krone	1.5
Republic of Korea Won	3.4
Singapore Dollar	2.1
Swedish Krona	1.8
Swiss Franc	4.2
United States Dollar	1.8
Other Assets and Liabilities	0.8

Total	100.0%

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Small Company Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$163,554	$4,714	$158,840	$—
Short-Term Investments	2,261	—	2,261	—

Total	$165,815	$4,714	$161,101	$—

Other Financial Instruments *	$10	$—	$10	$—

Liabilities:
Other Financial Instruments *	$3	$—	$3	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

8

The Hartford International Small Company Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $140,134)	$165,815
Cash	1
Foreign currency on deposit with custodian (cost $1)	1
Unrealized appreciation on forward foreign currency contracts	10
Receivables:
Investment securities sold	2,542
Fund shares sold	111
Dividends and interest	293
Other assets	39

Total assets	168,812

Liabilities:
Unrealized depreciation on forward foreign currency contracts	3
Payables:
Investment securities purchased	1,170
Fund shares redeemed	335
Investment management fees	25
Distribution fees	6
Accrued expenses	53

Total liabilities	1,592

Net assets	$167,220

Summary of Net Assets:
Capital stock and paid-in-capital	242,377
Accumulated undistributed net investment income	975
Accumulated net realized loss on investments and foreign currency transactions	(101,824)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	25,692

Net assets	$167,220

Shares authorized	350,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$10.74/$11.37

Shares outstanding	4,981

Net assets	$53,517

Class B: Net asset value per share	$10.28

Shares outstanding	856

Net assets	$8,798

Class C: Net asset value per share	$10.10

Shares outstanding	1,160

Net assets	$11,713

Class I: Net asset value per share	$10.70

Shares outstanding	678

Net assets	$7,255

Class Y: Net asset value per share	$10.89

Shares outstanding	7,892

Net assets	$85,937

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Small Company Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$2,989
Interest	4
Securities lending	56
Less: Foreign tax withheld	(289)

Total investment income	2,760

Expenses:
Investment management fees	1,206
Transfer agent fees	358
Distribution fees
Class A	117
Class B	75
Class C	100
Custodian fees	54
Accounting services fees	24
Registration and filing fees	62
Board of Directors’ fees	5
Audit fees	10
Other expenses	39

Total expenses (before waivers and fees paid indirectly)	2,050
Expense waivers	(159)
Transfer agent fee waivers	(161)
Commission recapture	(4)
Custodian fee offset	—

Total waivers and fees paid indirectly	(324)

Total expenses, net	1,726

Net Investment Income	1,034

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(37,660)
Net realized loss on forward foreign currency contracts	(610)
Net realized gain on other foreign currency transactions	22

Net Realized Loss on Investments and Foreign Currency Transactions	(38,248)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	88,262
Net unrealized appreciation of forward foreign currency contracts	474
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(16)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	88,720

Net Gain on Investments and Foreign Currency Transactions	50,472

Net Increase in Net Assets Resulting from Operations	$51,506

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Small Company Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$1,034	$2,445
Net realized loss on investments and foreign currency transactions	(38,248)	(63,277)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	88,720	(104,723)

Net Increase (Decrease) In Net Assets Resulting From Operations	51,506	(165,555)

Distributions to Shareholders:
From net investment income
Class A	—	(1,501)
Class B	—	(75)
Class C	—	(139)
Class I	(11)	(5)
Class Y	(479)	(1,960)
From net realized gain on investments
Class A	—	(16,627)
Class B	—	(2,221)
Class C	—	(3,750)
Class I	—	(26)
Class Y	—	(14,283)

Total distributions	(490)	(40,587)

Capital Share Transactions:
Class A	(12,038)	(17,854)
Class B	(1,336)	(505)
Class C	(2,452)	(4,298)
Class I	4,501	2,136
Class Y	4,318	11,404

Net decrease from capital share transactions	(7,007)	(9,117)

Net Increase (Decrease) In Net Assets	44,009	(215,259)
Net Assets:
Beginning of period	123,211	338,470

End of period	$167,220	$123,211

Accumulated undistributed (distribution in excess of) net investment income (loss)	$975	$937

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Small Company Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford International Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The

12

circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market

13

The Hartford International Small Company Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on

14

a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

h)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

15

The Hartford International Small Company Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
j)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of October 31, 2009.

k)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2009, the Fund had no outstanding when-issued or delayed delivery securities.

l)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward	$10	Unrealized depreciation on forward	$3
	foreign currency contracts		foreign currency contracts
The ratio of forward currency contract market value to net assets as of October 31, 2009, was 2.05%, compared to a monthly twelve-month average ratio of 7.49%
Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(610)	$—	$(610)

Total	$—	$—	$—	$(610)	$—	$(610)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	474	—	$474

Total	$—	$—	$—	$474	$—	$474

16

n)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$490	$25,072
Long-Term Capital Gains *	—	15,515

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,063
Accumulated Capital Losses *	(94,594)
Unrealized Appreciation †	17,374

Total Accumulated Deficit	$(75,157)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford International Small Company Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated undistributed net investment income by $506, increase accumulated net realized gain on investments by $414, and increase paid-in-capital by $92.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$47,790
2017	46,804

Total	$94,594

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

18

c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
1.60%	2.35%	2.35%	1.35%	1.20%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005
Class A Shares	1.38%	1.52%	1.49%	1.58%	1.55%
Class B Shares	1.80	2.13	2.25	2.22	2.30
Class C Shares	2.14	2.28	2.23	2.33	2.30
Class I Shares	1.09	1.16	1.18 *
Class Y Shares	1.04	1.01	1.01	1.18	1.15

*	From May 31, 2007 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $104 and contingent deferred sales charges of $24 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

19

The Hartford International Small Company Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $21. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $207 for providing such services. These fees are accrued daily and paid monthly.
5.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$199,789
Sales Proceeds Excluding U.S. Government Obligations	209,765
6.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	871	—	(2,428)	—	(1,557)	2,993	1,057	(6,034)	—	(1,984)
Amount	$7,583	$—	$(19,621)	$—	$(12,038)	$39,053	$15,812	$(72,719)	$—	$(17,854)
Class B
Shares	91	—	(267)	—	(176)	156	150	(402)	—	(96)
Amount	$767	$—	$(2,103)	$—	$(1,336)	$2,020	$2,156	$(4,681)	$—	$(505)
Class C
Shares	271	—	(607)	—	(336)	304	230	(963)	—	(429)
Amount	$2,188	$—	$(4,640)	$—	$(2,452)	$3,886	$3,279	$(11,463)	$—	$(4,298)
Class I
Shares	561	1	(85)	—	477	265	2	(76)	—	191
Amount	$5,193	$10	$(702)	$—	$4,501	$2,796	$29	$(689)	$—	$2,136
Class Y
Shares	1,125	61	(538)	—	648	1,470	1,072	(2,550)	—	(8)
Amount	$8,165	$479	$(4,326)	$—	$4,318	$19,741	$16,242	$(24,579)	$—	$11,404
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	39	$354
For the Year Ended October 31, 2008	31	$393

20

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

9.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

21

The Hartford International Small Company Fund
Financial Highlights

— Selected Per-Share Data (a) —

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$7.45	$0.08	$—	$3.21	$3.29	$—	$—	$—	$—	$3.29	$10.74
B	7.16	0.02	—	3.10	3.12	—	—	—	—	3.12	10.28
C	7.06	(0.01)	—	3.05	3.04	—	—	—	—	3.04	10.10
I	7.47	0.06	—	3.23	3.29	(0.06)	—	—	(0.06)	3.23	10.70
Y	7.60	0.09	—	3.27	3.36	(0.07)	—	—	(0.07)	3.29	10.89

For the Year Ended October 31, 2008 (e)
A	17.99	0.10	—	(8.53)	(8.43)	(0.16)	(1.95)	—	(2.11)	(10.54)	7.45
B	17.35	0.02	—	(8.20)	(8.18)	(0.06)	(1.95)	—	(2.01)	(10.19)	7.16
C	17.16	—	—	(8.08)	(8.08)	(0.07)	(1.95)	—	(2.02)	(10.10)	7.06
I	18.02	0.11	—	(8.48)	(8.37)	(0.23)	(1.95)	—	(2.18)	(10.55)	7.47
Y	18.26	0.18	—	(8.66)	(8.48)	(0.23)	(1.95)	—	(2.18)	(10.66)	7.60

For the Year Ended October 31, 2007
A	16.19	0.03	—	3.92	3.95	(0.15)	(2.00)	—	(2.15)	1.80	17.99
B	15.72	(0.05)	—	3.76	3.71	(0.08)	(2.00)	—	(2.08)	1.63	17.35
C	15.55	(0.02)	—	3.69	3.67	(0.06)	(2.00)	—	(2.06)	1.61	17.16
I(f)	17.10	0.02	—	0.90	0.92	—	—	—	—	0.92	18.02
Y	16.37	0.02	—	4.06	4.08	(0.19)	(2.00)	—	(2.19)	1.89	18.26

For the Year Ended October 31, 2006 (e)
A	14.27	0.08	—	3.62	3.70	(0.25)	(1.53)	—	(1.78)	1.92	16.19
B	13.91	(0.01)	—	3.51	3.50	(0.16)	(1.53)	—	(1.69)	1.81	15.72
C	13.78	(0.03)	—	3.48	3.45	(0.15)	(1.53)	—	(1.68)	1.77	15.55
Y	14.41	0.15	—	3.64	3.79	(0.30)	(1.53)	—	(1.83)	1.96	16.37

For the Year Ended October 31, 2005
A	13.44	0.06	—	2.25	2.31	—	(1.48)	—	(1.48)	0.83	14.27
B	13.23	—	—	2.16	2.16	—	(1.48)	—	(1.48)	0.68	13.91
C	13.12	(0.01)	—	2.15	2.14	—	(1.48)	—	(1.48)	0.66	13.78
Y	13.54	0.12	—	2.27	2.39	(0.04)	(1.48)	—	(1.52)	0.87	14.41

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Commenced operations on May 31, 2007.

(g)	Not annualized.

(h)	Annualized.

22

— Ratios and Supplemental Data —

		Ratio of Expenses to Average	Ratio of Expenses to Average	Ratio of Expenses to Average
		Net Assets Before Waivers and	Net Assets After Waivers and	Net Assets After Waivers and	Ratio of Net
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Investment Income to	Portfolio
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Average Net Assets	Turnover Rate(d)

44.16%	$53,517	1.81%	1.39%	1.39%	0.64%	151%
43.58	8,798	2.89	1.80	1.80	0.25	—
43.06	11,713	2.55	2.14	2.14	(0.10)	—
44.32	7,255	1.09	1.09	1.09	0.59	—
44.48	85,937	1.05	1.05	1.05	1.06	—

(52.67)	48,739	1.52	1.52	1.52	0.79	121
(52.96)	7,392	2.53	2.13	2.13	0.18	—
(53.00)	10,563	2.28	2.28	2.28	0.02	—
(52.43)	1,497	1.16	1.16	1.16	1.23	—
(52.32)	55,020	1.01	1.01	1.01	1.36	—

27.90	153,290	1.49	1.49	1.49	0.33	96
26.97	19,562	2.44	2.26	2.26	(0.47)	—
26.98	33,033	2.23	2.23	2.23	(0.43)	—
5.38 (g)	174	1.19 (h)	1.19 (h)	1.19 (h)	0.77 (h)	—
28.48	132,411	1.01	1.01	1.01	0.75	—

29.36	69,998	1.74	1.60	1.60	0.56	107
28.51	11,960	2.66	2.24	2.24	(0.08)	—
28.35	18,486	2.43	2.35	2.35	(0.22)	—
29.89	86,707	1.20	1.20	1.20	0.97	—

18.90	34,896	1.82	1.60	1.60	0.71	112
17.96	6,101	2.78	2.35	2.35	(0.02)	—
17.96	12,614	2.46	2.35	2.35	(0.06)	—
19.40	65,828	1.28	1.20	1.20	1.13	—

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Small Company Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Small Company Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

24

The Hartford International Small Company Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford International Small Company Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 - 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

26

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov . The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford International Small Company Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	25.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
The Fund intends to make an election under the Internal Revenue Code Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $229.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class I	0.058	N/A	N/A	0.058
Class Y	0.065	N/A	N/A	0.065
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

28

The Hartford International Small Company Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,391.20	$8.68	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class B	$1,000.00	$1,387.30	$11.43	$1,000.00	$1,015.63	$9.65	1.90	184	365
Class C	$1,000.00	$1,385.50	$13.23	$1,000.00	$1,014.12	$11.17	2.20	184	365
Class I	$1,000.00	$1,393.20	$6.21	$1,000.00	$1,020.01	$5.24	1.03	184	365
Class Y	$1,000.00	$1,394.40	$5.91	$1,000.00	$1,020.27	$4.99	0.98	184	365

29

The Hartford International Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford International Small Company Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

31

The Hartford International Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

32

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-27 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford MidCap Fund

The Hartford MidCap Fund inception 12/31/1997
(subadvised by Wellington Management Company, LLP)	Investment objective — Seeks long-term growth of capital.
Performance Overview(1) 10/31/99 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	10
	Year	Year	Year

MidCap A#	11.34%	4.28%	8.11%
MidCap A##	5.22%	3.11%	7.50%
MidCap B#	10.54%	3.49%	NA*
MidCap B##	5.54%	3.26%	NA*
MidCap C#	10.60%	3.57%	7.39%
MidCap C##	9.60%	3.57%	7.39%
MidCap I#	11.68%	4.35%	8.15%
MidCap R3#	11.62%	4.70%	8.61%
MidCap R4#	11.75%	4.72%	8.63%
MidCap R5#	11.87%	4.75%	8.64%
MidCap Y#	11.94%	4.76%	8.64%
S&P MidCap 400 Index	18.18%	3.24%	6.45%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)	Class I shares commenced operations on 2/27/09. Performance prior to 2/27/09 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to 5/29/09 reflects Class Y performance.
Portfolio Manager
Phillip H. Perelmuter
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford MidCap Fund returned 11.34%, before sales charge, for the twelve-month period ended October 31, 2009, underperforming its benchmark, the S&P MidCap 400 Index, which returned 18.18% for the same period. The Fund also underperformed the 16.57% return of the average fund in the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After posting steep losses in 2008 and the first part of 2009 amid increasing signs of a deeper and more protracted recession, U.S. equities staged a sharp rebound beginning in March as favorable news flow from a few large financial institutions signaled to investors that the troubled Financials sector might be starting to stabilize. Adding fuel to the recovery was encouraging economic data and the U.S. Treasury Department’s updated plan to clean up bank balance sheets. The broad U.S. equity market posted positive returns for the period, aided by the strong rally from the mid-March lows. Mid cap stocks (+18.2%) outperformed small (+6.5%) and large cap stocks (+9.8%) during the period, as measured by the S&P MidCap 400, Russell 2000, and S&P 500

2

indices, respectively. Growth stocks (+18.2%) significantly out-paced Value (+8.5%) during the period, as measured by the Russell 2500 MidCap Growth and Russell 2500 MidCap Value indices. Within the S&P MidCap 400 Index, all ten sectors posted positive returns. The Information Technology (+33%), Consumer Discretionary (+32%), and Materials (+26%) sectors outpaced the Financials (+1%), Utilities (+12%), and Consumer Staples (+13%) sectors.
Overall underperformance versus the benchmark was driven by weak security selection, primarily within Consumer Discretionary, Energy, and Health Care. This more than offset stronger positive stock selection within Industrials and Financials. Sector allocations, driven by our bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed to relative (i.e. performance of the Fund as measured against the benchmark) returns during the period, primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in the weak-performing Financials sector and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Information Technology and Health Care.
Top detractors from relative performance included Priceline.com (Consumer Discretionary), St. Jude Medical (Health Care), and Aon (Financials). Not holding Priceline.com detracted from benchmark-relative performance. Shares of the global online travel provider rose during the period due to strong earnings and an increase in bookings. Shares of St. Jude Medical, a cardiovascular medical device company, declined after management reduced guidance as a slowdown in hospital stocking of certain medical devices reduced expected sales revenues. Shares of insurance brokerage company Aon declined as the company posted lower-than-expected earnings due to the economic downturn and a softer insurance pricing environment. Kansas City Southern (Industrials), Forest Oil (Energy), and Agrium (Materials) were top detractors from absolute (i.e. total return) performance.
Top contributors to relative and absolute returns included Life Technologies (Health Care), NetApp (Information Technology), and Red Hat (Information Technology). Life Technologies, created through the merger of Invitrogen and Applied Biosystems, is a provider of tools and cultures used in genetic research and drug development. The company’s shares benefited during the period from strong synergies after the merger. Shares of network storage equipment manufacturer NetApp rose as the company walked away from a bidding war with EMC for Data Domain, and improved cost controls drove margin expansion. Open-source enterprise software and services company Red Hat benefited from growing revenue and higher margins as IT organizations moved ahead with purchases of the firm’s high value software solutions.
What is the outlook?
Global economies continued the healing process during the latter part of the period. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all taken with an eye towards thawing credit markets and placing a floor on housing price declines and a ceiling on housing inventory. We believe these moves should continue to help mitigate some of the negative economic pressures.
Our efforts are focused on picking stocks based on a bottom-up review of their fundamentals. As a result of these individual stock decisions, we ended the period with our most significant overweight positions relative to the benchmark in the Consumer Discretionary, Information Technology, and Health Care sectors. Our largest underweights relative to the benchmark were in Financials, Materials, and Utilities.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	3.9%
Capital Goods (Industrials)	10.5
Commercial & Professional Services (Industrials)	1.8
Consumer Durables & Apparel (Consumer Discretionary)	2.8
Consumer Services (Consumer Discretionary)	4.4
Diversified Financials (Financials)	1.6
Energy (Energy)	8.6
Food, Beverage & Tobacco (Consumer Staples)	1.5
Health Care Equipment & Services (Health Care)	8.4
Household & Personal Products (Consumer Staples)	0.9
Insurance (Financials)	5.6
Materials (Materials)	3.2
Media (Consumer Discretionary)	3.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.9
Real Estate (Financials)	2.3
Retailing (Consumer Discretionary)	8.6
Semiconductors & Semiconductor Equipment (Information Technology)	3.9
Software & Services (Information Technology)	9.6
Technology Hardware & Equipment (Information Technology)	4.1
Telecommunication Services (Services)	1.0
Transportation (Industrials)	1.4
Utilities (Utilities)	3.5
Short-Term Investments	2.8
Other Assets and Liabilities	0.4

Total	100.0%

3

The Hartford MidCap Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.8%
	Banks - 3.9%
8,253	Huntington Bancshares, Inc.	$31,445
519	M&T Bank Corp.	32,648
521	PNC Financial Services Group, Inc.	25,503
511	SunTrust Banks, Inc.	9,769

		99,365

	Capital Goods - 10.5%
787	AMETEK, Inc.	27,458
1,174	BE Aerospace, Inc. •	20,811
609	Carlisle Cos., Inc.	18,910
921	IDEX Corp.	26,179
1,113	Lennox International, Inc.	37,481
1,030	Masco Corp.	12,101
1,254	PACCAR, Inc.	46,908
444	Parker-Hannifin Corp.	23,493
134	Precision Castparts Corp.	12,801
642	Rockwell Collins, Inc.	32,339
232	Stanley Works	10,484

		268,965

	Commercial & Professional Services - 1.8%
861	Herman Miller, Inc.	13,298
405	HNI Corp.	10,649
843	Republic Services, Inc.	21,851

		45,798

	Consumer Durables & Apparel - 2.8%
955	Hasbro, Inc.	26,034
1,175	Mattel, Inc.	22,243
34	NVR, Inc. •	22,319

		70,596

	Consumer Services - 4.4%
450	Apollo Group, Inc. Class A •	25,694
665	Corinthian Colleges, Inc. •	10,542
293	DeVry, Inc.	16,195
906	International Game Technology	16,163
282	ITT Educational Services, Inc. •	25,505
101	Strayer Education, Inc.	20,520

		114,619

	Diversified Financials - 1.6%
62	BlackRock, Inc.	13,466
989	Waddell and Reed Financial, Inc. Class A	27,748

		41,214

	Energy - 8.6%
935	Cameco Corp.	25,447
872	Denbury Resources, Inc. •	12,737
466	Forest Oil Corp. •	9,133
366	Helmerich & Payne, Inc.	13,919
1,335	Nabors Industries Ltd. •	27,817
352	Noble Energy, Inc.	23,089
566	Overseas Shipholding Group, Inc.	22,205
1,038	Peabody Energy Corp.	41,106
553	St. Mary Land & Exploration Co.	18,840
542	Ultra Petroleum Corp. •	26,329

		220,622

	Food, Beverage & Tobacco - 1.5%
111	Coca-Cola Enterprises, Inc.	2,122
970	Flowers Foods, Inc.	22,664
969	Smithfield Foods, Inc. •	12,926

		37,712

	Health Care Equipment & Services - 8.4%
812	Beckman Coulter, Inc.	52,249
239	Cerner Corp. •	18,204
1,146	Coventry Health Care, Inc. •	22,716
201	Edwards Lifesciences Corp. •	15,496
315	Humana, Inc. •	11,845
660	Omnicare, Inc.	14,300
1,078	Patterson Cos., Inc. •	27,524
619	St. Jude Medical, Inc. •	21,092
226	Universal Health Services, Inc. Class B	12,560
343	Zimmer Holdings, Inc. •	18,042

		214,028

	Household & Personal Products - 0.9%
567	Estee Lauder Co., Inc.	24,110

	Insurance - 5.6%
389	Everest Re Group Ltd.	34,034
1,203	Fidelity National Financial, Inc.	16,327
599	Marsh & McLennan Cos., Inc.	14,063
2,197	Unum Group	43,836
1,445	W.R. Berkley Corp.	35,716

		143,976

	Materials - 3.2%
338	Cliff’s Natural Resources, Inc.	12,023
257	FMC Corp.	13,123
123	Martin Marietta Materials, Inc.	10,282
531	Scotts Miracle-Gro Co. Class A	21,581
1,517	Steel Dynamics, Inc.	20,306
257	Teck Cominco Ltd. Class B	7,444

		84,759

	Media - 3.3%
407	Discovery Communications, Inc. •	11,203
1,547	DreamWorks Animation SKG, Inc. •	49,489
608	Scripps Networks Interactive Class A	22,947

		83,639

	Pharmaceuticals, Biotechnology & Life Sciences - 5.9%
1,591	Amylin Pharmaceuticals, Inc. •	17,566
2,393	King Pharmaceuticals, Inc. •	24,236
382	Life Technologies Corp. •	18,028
1,141	Mylan, Inc. •	18,531
1,019	Qiagen N.V. •	21,232
224	Regeneron Pharmaceuticals, Inc. •	3,516
332	Vertex Pharmaceuticals, Inc. •	11,152
1,078	Watson Pharmaceuticals, Inc. •	37,111

		151,372

	Real Estate - 2.3%
970	Host Hotels & Resorts, Inc.	9,811
408	Liberty Property Trust	11,971
253	Public Storage	18,609
289	Simon Property Group, Inc.	19,594

		59,985

	Retailing - 8.6%
950	Advance Automotive Parts, Inc.	35,386
109	AutoZone, Inc. •	14,735
973	Best Buy Co., Inc.	37,151
332	Big Lots, Inc. •	8,311
480	CarMax, Inc. •	9,434
2,265	Office Depot, Inc. •	13,705
764	O’Reilly Automotive, Inc. •	28,493
1,226	Penske Automotive Group, Inc.	19,206
418	Sherwin-Williams Co.	23,848
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.8% — (continued)
	Retailing - 8.6% — (continued)
1,380	Staples, Inc.		$29,950

			220,219

	Semiconductors & Semiconductor Equipment - 3.9%
891	Altera Corp.		17,635
417	Analog Devices, Inc.		10,683
264	Intersil Corp.		3,317
1,167	Lam Research Corp. •		39,345
979	Maxim Integrated Products, Inc.		16,318
597	Xilinx, Inc.		12,980

			100,278

	Software & Services - 9.6%
870	Autodesk, Inc. •		21,697
912	Check Point Software Technologies Ltd. ADR •		28,336
282	Equinix, Inc. •		24,069
265	Factset Research Systems, Inc.		16,973
490	Global Payments, Inc.		24,118
705	Micros Systems •		18,984
1,167	Red Hat, Inc. •		30,112
1,158	VeriSign, Inc. •		26,416
3,006	Western Union Co.		54,612

			245,317

	Technology Hardware & Equipment - 4.1%
84	Itron, Inc. •		5,055
464	Juniper Networks, Inc. •		11,844
203	National Instruments Corp.		5,423
1,084	NetApp, Inc. •		29,322
250	Polycom, Inc.		5,366
1,190	Seagate Technology		16,595
1,135	Teradata Corp. •		31,649

			105,254

	Telecommunication Services - 1.0%
730	American Tower Corp. Class A •		26,872

	Transportation - 1.4%
214	Con-way, Inc.		7,071
658	J.B. Hunt Transport Services, Inc.		19,794
390	Kansas City Southern •		9,445

			36,310

	Utilities - 3.5%
1,463	Northeast Utilities		33,713
1,206	UGI Corp.		28,809
528	Wisconsin Energy Corp.		23,036
325	Xcel Energy, Inc.		6,124

			91,682

	Total common stocks (cost $2,341,103)		$2,486,692

	Total long-term investments (cost $2,341,103)		$2,486,692

SHORT-TERM INVESTMENTS - 2.8%
	Repurchase Agreements - 2.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $2,901, collateralized by GNMA 5.00%, 2039, value of $2,959)
$2,901	0.08%, 10/30/2009		$2,901

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $16,993, collateralized by FHLMC 4.00% - 7.00%, 2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $17,333)

$16,993	0.08%, 10/30/2009		$16,993
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $18,930, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $19,308)
18,929	0.08%, 10/30/2009		18,929
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $192, collateralized by U.S. Treasury Note 2.75%, 2013, value of $194)
192	0.05%, 10/30/2009		192
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $32,799, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $33,455)
32,798	0.07%, 10/30/2009		32,798

			71,813

	Total short-term investments (cost $71,813)		$71,813

	Total investments (cost $2,412,916) ▲	99.6%	$2,558,505
	Other assets and liabilities	0.4%	9,496

	Total net assets	100.0%	$2,568,001

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.2% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $2,428,290 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$252,031
Unrealized Depreciation	(121,816)

Net Unrealized Appreciation	$130,215

•	Currently non-income producing.
The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)
Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value╪	Amount	Date	(Depreciation)
Norwegian Krone (Sell)	$1,452	$1,449	11/02/09	$(3)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$2,486,692	$2,486,692	$—	$—
Short-Term Investments	71,813	—	71,813	—

Total	$2,558,505	$2,486,692	$71,813	$—

Liabilities:
Other Financial Instruments *	$3	$—	$3	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,412,916)	$2,558,505
Cash	1
Receivables:
Investment securities sold	19,100
Fund shares sold	9,166
Dividends and interest	731
Other assets	109

Total assets	2,587,612

Liabilities:
Unrealized depreciation on forward foreign currency contracts	3
Bank overdraft — foreign cash	10
Payables:
Investment securities purchased	10,828
Fund shares redeemed	7,569
Investment management fees	320
Distribution fees	156
Accrued expenses	725

Total liabilities	19,611

Net assets	$2,568,001

Summary of Net Assets:
Capital stock and paid-in-capital	2,865,197
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments and foreign currency transactions	(442,785)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	145,589

Net assets	$2,568,001

Shares authorized	660,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$16.20/$17.14

Shares outstanding	106,094

Net assets	$1,718,214

Class B: Net asset value per share	$14.16

Shares outstanding	9,680

Net assets	$137,032

Class C: Net asset value per share	$14.30

Shares outstanding	24,710

Net assets	$353,413

Class I: Net asset value per share	$16.25

Shares outstanding	6,873

Net assets	$111,661

Class R3: Net asset value per share	$17.58

Shares outstanding	36

Net assets	$638

Class R4: Net asset value per share	$17.60

Shares outstanding	191

Net assets	$3,354

Class R5: Net asset value per share	$17.62

Shares outstanding	39

Net assets	$693

Class Y: Net asset value per share	$17.63

Shares outstanding	13,783

Net assets	$242,996

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$24,495
Interest	158
Securities lending	114
Less: Foreign tax withheld	(7)

Total investment income	24,760

Expenses:
Investment management fees	15,492
Administrative services fees	2
Transfer agent fees	5,425
Distribution fees
Class A	3,541
Class B	1,477
Class C	2,889
Class R3	—
Class R4	2
Custodian fees	16
Accounting services fees	290
Registration and filing fees	165
Board of Directors’ fees	50
Audit fees	62
Other expenses	684

Total expenses (before waivers and fees paid indirectly)	30,095
Transfer agent fee waivers	(86)
Commission recapture	(367)
Custodian fee offset	(1)

Total waivers and fees paid indirectly	(454)

Total expenses, net	29,641

Net Investment Loss	(4,881)

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(386,025)
Net realized gain on forward foreign currency contracts	228
Net realized loss on other foreign currency transactions	(217)

Net Realized Loss on Investments and Foreign Currency Transactions	(386,014)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	638,618
Net unrealized depreciation of forward foreign currency contracts	(3)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	638,618

Net Gain on Investments and Foreign Currency Transactions	252,604

Net Increase in Net Assets Resulting from Operations	$247,723

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment loss	$(4,881)	$(7,180)
Net realized loss on investments and foreign currency transactions	(386,014)	(56,994)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	638,618	(1,062,998)

Net Increase (Decrease) In Net Assets Resulting From Operations	247,723	(1,127,172)

Distributions to Shareholders:
Class A	—	(10,673)
Class Y	—	(1,203)
From net realized gain on investments
Class A	—	(324,294)
Class B	—	(73,929)
Class C	—	(85,395)
Class Y	—	(18,628)

Total distributions	—	(514,122)

Capital Share Transactions:
Class A	233,636	193,914
Class B	(67,140)	(54,633)
Class C	46,199	412
Class I	105,882	—
Class R3	647	—
Class R4	3,132	—
Class R5	671	—
Class Y	53,506	122,137
Net increase from capital share transactions	376,533	261,830

Net Increase (Decrease) In Net Assets	624,256	(1,379,464)

Net Assets:
Beginning of period	1,943,745	3,323,209

End of period	$2,568,001	$1,943,745

Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford MidCap Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.
Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.
Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.
Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

11

The Hartford MidCap Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

12

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that

13

The Hartford MidCap Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

h)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities,

14

commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of October 31, 2009.

k)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location
Foreign exchange contracts		Unrealized depreciation on forward foreign currency contracts	$3
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.
Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$228	$—	$228

Total	$—	$—	$—	$228	$—	$228

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(3)	—	$(3)

Total	$—	$—	$—	$(3)	$—	$(3)

m)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

15

The Hartford MidCap Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$151,000
Long-Term Capital Gains *	—	363,122

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(427,410)
Unrealized Appreciation †	130,214

Total Accumulated Deficit	$(297,196)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase accumulated undistributed net investment income by $4,881, increase accumulated net realized gain on investments by $466, and decrease paid-in-capital by $5,347.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$44,738
2017	382,672

Total	$427,410

16

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.37%	NA	NA	1.12%	1.67%	1.37%	1.07%	NA
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

17

The Hartford MidCap Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	October 31,		October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005
Class A Shares	1.34%		1.23%	1.21%	1.25%	1.28%
Class B Shares	2.10		2.00	1.98	2.01	2.06
Class C Shares	1.99		1.91	1.90	1.93	1.97
Class I Shares	1.02	*
Class R3 Shares	1.50	†
Class R4 Shares	1.18	†
Class R5 Shares	0.87	†
Class Y Shares	0.79		0.79	0.78	0.78	0.81

*	From February 27, 2009 (commencement of operations), through October 31, 2009.

†	From May 29, 2009 (commencement of operations), through October 31, 2009.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $7,420 and contingent deferred sales charges of $136 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $117. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $5. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the

18

transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $5,263 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate — The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.08%	25.86%
Class B	0.09	24.87
Class C	0.09	24.97
Class Y	0.08	26.40
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	6
Class R5	6
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,133,313
Sales Proceeds Excluding U.S. Government Obligations	1,813,524

19

The Hartford MidCap Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	45,416	—	(29,365)	—	16,051	11,241	15,211	(18,426)	—	8,026
Amount	$647,073	$—	$(413,437)	$—	$233,636	$222,250	$326,053	$(354,389)	$—	$193,914
Class B
Shares	1,885	—	(7,483)	—	(5,598)	174	3,713	(7,388)	—	(3,501)
Amount	$23,439	$—	$(90,579)	$—	$(67,140)	$3,113	$70,283	$(128,029)	$—	$(54,633)
Class C
Shares	8,741	—	(5,262)	—	3,479	258	4,118	(4,803)	—	(427)
Amount	$111,182	$—	$(64,983)	$—	$46,199	$4,710	$78,620	$(82,918)	$—	$412
Class I
Shares	7,392	—	(519)	—	6,873	—	—	—	—	—
Amount	$114,329	$—	$(8,447)	$—	$105,882	$—	$—	$—	$—	$—
Class R3
Shares	36	—	—	—	36	—	—	—	—	—
Amount	$649	$—	$(2)	$—	$647	$—	$—	$—	$—	$—
Class R4
Shares	208	—	(17)	—	191	—	—	—	—	—
Amount	$3,447	$—	$(315)	$—	$3,132	$—	$—	$—	$—	$—
Class R5
Shares	40	—	(1)	—	39	—	—	—	—	—
Amount	$678	$—	$(7)	$—	$671	$—	$—	$—	$—	$—
Class Y
Shares	7,357	—	(3,943)	—	3,414	6,624	845	(1,795)	—	5,674
Amount	$112,080	$—	$(58,574)	$—	$53,506	$140,256	$19,580	$(37,699)	$—	$122,137
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	2,783	$38,204
For the Year Ended October 31, 2008	2,209	$43,482
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

20

10.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

21

The Hartford MidCap Fund
Financial Highlights

— Selected Per-Share Data (a) —

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$14.55	$(0.02)	$—	$1.67	$1.65	$—	$—	$—	$—	$1.65	$16.20
B	12.81	(0.11)	—	1.46	1.35	—	—	—	—	1.35	14.16
C	12.93	(0.10)	—	1.47	1.37	—	—	—	—	1.37	14.30
I(f)	12.12	(0.01)	—	4.14	4.13	—	—	—	—	4.13	16.25
R3(i)	15.90	(0.05)	—	1.73	1.68	—	—	—	—	1.68	17.58
R4(i)	15.90	(0.02)	—	1.72	1.70	—	—	—	—	1.70	17.60
R5(i)	15.90	—	—	1.72	1.72	—	—	—	—	1.72	17.62
Y	15.75	0.06	—	1.82	1.88	—	—	—	—	1.88	17.63

For the Year Ended October 31, 2008 (e)
A	26.89	(0.02)	—	(8.25)	(8.27)	(0.11)	(3.96)	—	(4.07)	(12.34)	14.55
B	24.23	(0.16)	—	(7.30)	(7.46)	—	(3.96)	—	(3.96)	(11.42)	12.81
C	24.40	(0.14)	—	(7.37)	(7.51)	—	(3.96)	—	(3.96)	(11.47)	12.93
Y	28.74	0.08	—	(8.91)	(8.83)	(0.20)	(3.96)	—	(4.16)	(12.99)	15.75

For the Year Ended October 31, 2007
A	25.31	0.05	0.02	5.53	5.60	—	(4.02)	—	(4.02)	1.58	26.89
B	23.35	(0.13)	0.02	5.01	4.90	—	(4.02)	—	(4.02)	0.88	24.23
C	23.47	(0.11)	0.02	5.04	4.95	—	(4.02)	—	(4.02)	0.93	24.40
Y	26.68	0.28	0.03	5.77	6.08	—	(4.02)	—	(4.02)	2.06	28.74

For the Year Ended October 31, 2006
A	26.32	(0.03)	—	3.44	3.41	—	(4.42)	—	(4.42)	(1.01)	25.31
B	24.77	(0.22)	—	3.22	3.00	—	(4.42)	—	(4.42)	(1.42)	23.35
C	24.86	(0.20)	—	3.23	3.03	—	(4.42)	—	(4.42)	(1.39)	23.47
Y	27.42	0.08	—	3.60	3.68	—	(4.42)	—	(4.42)	(0.74)	26.68

For the Year Ended October 31, 2005
A	22.61	(0.05)	—	4.24	4.19	—	(0.48)	—	(0.48)	3.71	26.32
B	21.47	(0.24)	—	4.02	3.78	—	(0.48)	—	(0.48)	3.30	24.77
C	21.52	(0.22)	—	4.04	3.82	—	(0.48)	—	(0.48)	3.34	24.86
Y	23.43	0.07	—	4.40	4.47	—	(0.48)	—	(0.48)	3.99	27.42

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Commenced operations on February 27, 2009.

(g)	Not annualized.

(h)	Annualized.

(i)	Commenced operations on May 29, 2009.

(j)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)		Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

11.34%		$1,718,214	1.36%		1.36%		1.36%		(0.14)%		91%
10.54		137,032	2.17		2.11		2.11		(0.85)		—
10.60		353,413	2.01		2.01		2.01		(0.80)		—
34.08	(g)	111,661	1.03	(h)	1.03	(h)	1.03	(h)	(0.07	) (h)	—
10.57	(g)	638	1.50	(h)	1.50	(h)	1.50	(h)	(0.70	) (h)	—
10.69	(g)	3,354	1.18	(h)	1.18	(h)	1.18	(h)	(0.28	) (h)	—
10.82	(g)	693	0.88	(h)	0.88	(h)	0.88	(h)	(0.01	) (h)	—
11.94		242,996	0.81		0.81		0.81		0.39		—

(35.56)		1,310,085	1.23		1.23		1.23		(0.09)		94
(36.07)		195,738	2.01		2.01		2.01		(0.86)		—
(36.01)		274,583	1.92		1.92		1.92		(0.77)		—
(35.28)		163,339	0.79		0.79		0.79		0.36		—

25.96	(j)	2,205,026	1.22		1.22		1.22		0.20		76
24.98	(j)	454,927	1.99		1.99		1.99		(0.52)		—
25.08	(j)	528,342	1.91		1.91		1.91		(0.44)		—
26.50	(j)	134,914	0.79		0.79		0.79		0.73		—

14.84		1,837,361	1.27		1.27		1.27		(0.13)		84
13.97		449,488	2.04		2.04		2.04		(0.90)		—
14.06		499,039	1.96		1.96		1.96		(0.82)		—
15.31		184,149	0.81		0.81		0.81		0.33		—

18.85		1,677,327	1.30		1.30		1.30		(0.20)		74
17.92		464,175	2.08		2.08		2.08		(0.98)		—
18.07		499,502	1.99		1.99		1.99		(0.89)		—
19.40		139,273	0.83		0.83		0.83		0.26		—

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford MidCap Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford MidCap Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

24

The Hartford MidCap Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford MidCap Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

26

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford MidCap Fund
Federal Tax Information (Unaudited)
The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2009.

28

The Hartford MidCap Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,132.10	$7.31	$1,000.00	$1,018.35	$6.92	1.36%	184	365
Class B	$1,000.00	$1,128.30	$11.16	$1,000.00	$1,014.72	$10.56	2.08	184	365
Class C	$1,000.00	$1,128.70	$10.62	$1,000.00	$1,015.22	$10.06	1.98	184	365
Class I	$1,000.00	$1,134.00	$5.54	$1,000.00	$1,020.01	$5.24	1.03	184	365
Class R3	$1,000.00	$1,132.00	$6.70	$1,000.00	$1,014.67	$6.33	1.50	153	365
Class R4	$1,000.00	$1,133.30	$5.28	$1,000.00	$1,016.01	$4.99	1.18	153	365
Class R5	$1,000.00	$1,134.60	$3.94	$1,000.00	$1,017.27	$3.72	0.88	153	365
Class Y	$1,000.00	$1,135.20	$4.25	$1,000.00	$1,021.22	$4.02	0.79	184	365

29

The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford MidCap Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the

31

The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO. The Board also considered Management’s recommendation to increase the investment sub-advisory fee paid to the Sub-adviser. In this regard, the Board noted that HIFSCO, and not the Fund, would pay the increased fee. In addition, the Board noted HIFSCO’s representations that the decrease in its profitability with respect to the Fund that would result from the increased sub-advisory fee schedule would not impact the level and quality of the service that HIFSCO provides to the Fund and its shareholders.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered

32

information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-28 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford MidCap Growth Fund

The Hartford MidCap Growth Fund

The Hartford MidCap Growth Fund inception 01/01/2005
(subadvised by Hartford Investment Management Company)	Investment objective — Seeks long-term capital appreciation.
Performance Overview(1) 1/01/05 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4) (as of 10/31/09)

	1	Since
	Year	Inception

MidCap Growth A#	24.01%	-2.09%
MidCap Growth A##	17.19%	-3.23%
MidCap Growth B#	23.43%	-2.62%
MidCap Growth B##	18.43%	-2.95%
MidCap Growth C#	23.04%	-2.77%
MidCap Growth C##	22.04%	-2.77%
MidCap Growth Y#	24.23%	-1.73%
Russell MidCap Growth Index	22.48%	0.26%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Paul Bukowski, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford MidCap Growth Fund returned 24.01%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmark, the Russell Midcap Growth Index, returned 22.48%, while the average return of the Lipper Mid-Cap Growth Funds category, a group of funds with investment strategies similar to those of the Fund, was 17.58%.
Why did the fund perform this way?
The Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark for the twelve-month period was primarily due to security selection within the Industrials and Information Technology sectors. This was despite adverse security selection in the Consumer Discretionary and Energy sectors. Among the largest contributors to relative returns were overweights (i.e. the Fund’s sector position was greater than the benchmark position) in Ashland (Materials), a chemical company as well as CommScope, Inc. (Technology), a network communications company. Although the chemicals industry has struggled during the year, Ashland continues to outperform. The company is benefiting from its water technologies and consumer markets divisions (Valvoline). Technology firm CommScope was a top contributor due to its relative strength in the burgeoning internet connectivity space.
The primary detractors from relative return were overweight positions in both Century Aluminum (Materials), a major player in the aluminum industry, and Massey Energy (Energy), a coal producer. Century Aluminum suffered along with the rest of its

2

brethren due to a glut in supply of aluminum that basically bottomed out prices over the past year. Massey Energy underperformed the broader market until just recently. We believe this was due to the substitution effect with oil, as crude prices remained uncharacteristically low throughout much of the past year (low oil prices tend to result in reduced demand for alternatives, such as coal, which is Massey’s primary business).
As of the end of the period, the Fund’s top holdings included overweight positions in NVidia (Technology), a graphics technology company, and Red Hat (Technology), the open-source software giant. NVidia is a top holding due to strong management discipline, as evidenced by a solid commitment to research and development, as well as positive earnings momentum. Red Hat is a top holding due to positive earnings surprises and the company’s ability to efficiently manage working capital.
What is the outlook?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market as high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. In March, investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter. Within equities, investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and S&P 600 Small Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 Index stocks outperformed their higher quality peers.
We believe going forward, investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe still lie ahead of us.
The Fund invests in companies that have compelling stock characteristics versus the Russell Midcap Growth Index. The Fund’s systematic approach weighs 30 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. Overall, the Fund tends to invest in financially efficient companies with attractive valuations and strong balance sheets. We believe this approach will yield attractive risk-adjusted returns relative to the Russell Midcap Growth Index over the long term.
At a meeting held on November 5, 2009, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved a Form of Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of The Hartford Select MidCap Value Fund (“Select MidCap Value Fund”), a series of the Company, into The Hartford MidCap Growth Fund (“MidCap Growth Fund”), another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about February 19, 2010, or on such date as the officers of the Company determine.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Capital Goods (Industrials)	11.7%
Commercial & Professional Services (Industrials)	3.1
Consumer Durables & Apparel (Consumer Discretionary)	3.2
Consumer Services (Consumer Discretionary)	3.1
Diversified Financials (Financials)	8.1
Energy (Energy)	5.3
Food, Beverage & Tobacco (Consumer Staples)	5.3
Health Care Equipment & Services (Health Care)	8.4
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	1.8
Materials (Materials)	5.9
Media (Consumer Discretionary)	2.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.0
Real Estate (Financials)	1.1
Retailing (Consumer Discretionary)	9.0
Semiconductors & Semiconductor Equipment (Information Technology)	6.1
Software & Services (Information Technology)	10.9
Technology Hardware & Equipment (Information Technology)	6.5
Telecommunication Services (Services)	1.3
Transportation (Industrials)	1.1
Utilities (Utilities)	1.4
Short-Term Investments	0.3
Other Assets and Liabilities	0.1

Total	100.0%

3

The Hartford MidCap Growth Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.6%
	Capital Goods - 11.7%
3	Alliant Techsystems, Inc. •	$202
5	Armstrong World Industries, Inc. •	201
4	Carlisle Cos., Inc.	130
2	Cummins, Inc.	101
10	Donaldson Co., Inc.	371
2	Flowserve Corp.	226
6	Fluor Corp.	275
6	Graco, Inc.	161
4	Harsco Corp.	124
6	Jacobs Engineering Group, Inc.•	233
2	Joy Global, Inc.	119
21	Masco Corp.	243
7	McDermott International, Inc. •	147
8	Owens Corning, Inc. •	173
3	Precision Castparts Corp.	275
2	Roper Industries, Inc.	106
8	Shaw Group, Inc. •	200
5	Sunpower Corp. •	130
5	Thomas & Betts Corp. •	154
6	Toro Co.	207
2	TransDigm Group, Inc.	96
5	URS Corp. •	187
2	W.W. Grainger, Inc.	150

		4,211

	Commercial & Professional Services - 3.1%
4	Copart, Inc. •	143
3	Dun & Bradstreet Corp.	227
4	Equifax, Inc. •	112
2	FTI Consulting, Inc. •	88
6	Iron Mountain, Inc. •	156
19	R.R. Donnelley & Sons Co.	388

		1,114

	Consumer Durables & Apparel - 3.2%
11	Coach, Inc.	361
6	Garmin Ltd.	184
5	Mattel, Inc.	102
6	MDC Holdings, Inc.	199
2	Polo Ralph Lauren Corp.	120
22	Pulte Homes, Inc.	202

		1,168

	Consumer Services - 3.1%
4	Apollo Group, Inc. Class A •	239
3	Darden Restaurants, Inc.	80
7	H & R Block, Inc.	125
11	International Game Technology	195
5	Marriott International, Inc. Class A	131
12	MGM Mirage, Inc. •	114
1	Strayer Education, Inc.	112
3	WMS Industries, Inc. •	126

		1,122

	Diversified Financials - 8.1%
7	Eaton Vance Corp.	200
7	Federated Investors, Inc.	171
2	IntercontinentalExchange, Inc. •	164
5	Invesco Ltd.	110
12	Janus Capital Group, Inc.	152
5	Jefferies Group, Inc.	125
3	Lazard Ltd.	119
18	Moody’s Corp.	433
13	MSCI, Inc. •	401
9	SEI Investments Co.	159
8	T. Rowe Price Group, Inc.	368
15	TD Ameritrade Holding Corp. •	290
9	Waddell and Reed Financial, Inc. Class A	260

		2,952

	Energy - 5.3%
8	Cameron International Corp. •	294
4	Consol Energy, Inc.	177
1	Diamond Offshore Drilling, Inc.	120
7	Exterran Holdings, Inc. •	151
5	Helmerich & Payne, Inc.	205
10	Massey Energy Co.	297
2	Oceaneering International, Inc. •	105
10	Patterson-UTI Energy, Inc.	150
5	Pride International, Inc. •	146
5	Rowan Companies, Inc.	121
14	Tesoro Corp.	198

		1,964

	Food, Beverage & Tobacco - 5.3%
4	Brown-Forman Corp.	175
6	Campbell Soup Co.	192
7	Coca-Cola Enterprises, Inc.	134
14	Dean Foods Co. •	258
11	H.J. Heinz Co.	424
4	Hansen National Corp.•	148
4	Hershey Co.	163
3	Hormel Foods Corp.	118
4	Lorillard, Inc.	308

		1,920

	Health Care Equipment & Services - 8.4%
4	Bard (C.R.), Inc.	326
2	Cerner Corp. •	135
7	CIGNA Corp.	203
14	Coventry Health Care, Inc. •	278
4	Henry Schein, Inc. •	203
5	Hospira, Inc. •	228
9	Humana, Inc. •	327
—	Intuitive Surgical, Inc. •	118
3	Kinetic Concepts, Inc.•	93
6	Laboratory Corp. of America Holdings •	426
9	Omnicare, Inc.	184
4	Quest Diagnostics, Inc.	246
31	Tenet Healthcare Corp. •	156
3	Varian Medical Systems, Inc. •	129

		3,052

	Household & Personal Products - 1.0%
7	Avon Products, Inc.	237
4	Herbalife Ltd.	130

		367

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
	Insurance - 1.8%
6	Arthur J. Gallagher & Co.	130
5	Marsh & McLennan Cos., Inc.	117
13	Principal Financial Group, Inc.	325
6	Progressive Corp.	90

		662

COMMON STOCKS - 99.6% — (continued)
	Materials - 5.9%
13	Ashland, Inc.	$440
7	Cliff’s Natural Resources, Inc.	258
3	Lubrizol Corp.	200
11	Owens-Illinois, Inc. •	338
7	Pactiv Corp. •	159
6	Schnitzer Steel Industries, Inc.	255
4	Terra Industries, Inc.	124
6	Walter Energy, Inc.	354

		2,128

	Media - 2.3%
9	Discovery Communications, Inc. •	226
4	Marvel Entertainment, Inc. •	195
10	McGraw-Hill Cos., Inc.	277
4	Scripps Networks Interactive Class A	155

		853

	Pharmaceuticals, Biotechnology & Life Sciences - 3.0%
1	Mettler-Toledo International, Inc. •	101
2	Millipore Corp. •	101
10	Mylan, Inc. •	156
5	OSI Pharmaceuticals, Inc. •	163
15	Valeant Pharmaceuticals International •	438
3	Waters Corp. •	151

		1,110

	Real Estate - 1.1%
6	Plum Creek Timber Co., Inc.	176
3	Public Storage	222

		398

	Retailing - 9.0%
2	Advance Automotive Parts, Inc.	89
12	Aeropostale, Inc. •	458
1	AutoZone, Inc. •	94
7	Bed Bath & Beyond, Inc. •	248
14	Chico’s FAS, Inc. •	171
2	Dollar Tree, Inc. •	99
9	Expedia, Inc. •	193
3	Guess?, Inc.	110
9	Limited Brands, Inc.	156
5	LKQ Corp. •	90
4	Netflix, Inc. •	232
5	Nordstrom, Inc.	169
16	Office Depot, Inc. •	95
2	Priceline.com, Inc. •	309
8	Ross Stores, Inc.	352
2	Sherwin-Williams Co.	140
3	Tiffany & Co.	114
6	TJX Cos., Inc.	208

		3,327

	Semiconductors & Semiconductor Equipment - 6.1%
11	Altera Corp.	213
34	Cypress Semiconductor Corp. •	290
13	Linear Technology Corp.	335
21	Marvell Technology Group Ltd. •	287
20	National Semiconductor Corp.	257
45	NVIDIA Corp. •	535
4	Varian Semiconductor Equipment Associates, Inc. •	124
8	Xilinx, Inc.	184

		2,225

	Software & Services - 10.9%
2	Alliance Data Systems Corp. •	118
10	Autodesk, Inc. •	244
6	BMC Software, Inc. •	229
5	Broadridge Financial Solutions, Inc.	106
13	CA, Inc.	270
6	Citrix Systems, Inc. •	222
2	Factset Research Systems, Inc.	158
12	Fidelity National Information Services, Inc.	267
3	Fiserv, Inc. •	154
2	Global Payments, Inc.	113
8	Intuit, Inc. •	241
4	Lender Processing Services	157
49	Novell, Inc. •	201
11	Paychex, Inc.	326
18	Red Hat, Inc. •	470
3	Salesforce.com, Inc. •	192
9	Synopsys, Inc. •	187
6	Total System Services, Inc.	90
10	VeriSign, Inc. •	220

		3,965

	Technology Hardware & Equipment - 6.5%
3	Diebold, Inc.	91
2	Dolby Laboratories, Inc. Class A •	103
6	F5 Networks, Inc. •	287
6	FLIR Systems, Inc. •	153
17	NCR Corp. •	171
13	NetApp, Inc. •	345
12	QLogic Corp. •	212
8	SanDisk Corp. •	172
15	Seagate Technology	211
12	Teradata Corp. •	321
4	Western Digital Corp. •	149
6	Zebra Technologies Corp. Class A •	150

		2,365

	Telecommunication Services - 1.3%
4	Crown Castle International Corp. •	109
4	NII Holdings, Inc. Class B •	105
10	SBA Communications Corp. •	277

		491

	Transportation - 1.1%
4	C.H. Robinson Worldwide, Inc.	210
5	Expeditors International of Washington, Inc.	176

		386

	Utilities - 1.4%
22	AES Corp. •	287
10	Calpine Corp. •	114
3	Constellation Energy Group, Inc.	99

		500

	Total common stocks (cost $32,398)	$36,280

	Total long-term investments (cost $32,398)	$36,280

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Growth Fund
Schedule of Investments
October 31, 2009
(000’s Omitted

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.3%
	Repurchase Agreements - 0.1%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/02/2009 in the amount of $27, collateralized by U.S. Treasury Bond 5.25% - 7.88%, 2021 - 2029, value of $28)
$27	0.06%, 10/30/2009		$27

RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $14, collateralized by U.S. Treasury Bond 5.00%, 2037, U.S. Treasury Note 3.13% - 4.63%, 2013 - 2017, value of $14)

14	0.06%, 10/30/2009		14
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/02/2009 in the amount of $12, collateralized by U.S. Treasury Note 1.50%, 2010, value of $13)
12	0.04%, 10/30/2009		12

			53

	U.S. Treasury Bills - 0.2%
65	0.07%, 1/14/2010o		65

	Total short-term investments (cost $118)		$118

	Total investments (cost $32,516)▲	99 .9%	$36,398
	Other assets and liabilities	0 .1%	45

	Total net assets	100.0%	$36,443

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $33,713 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,643
Unrealized Depreciation	(1,958)

Net Unrealized Appreciation	$2,685

•	Currently non-income producing.

o	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$36,280	$36,280	$—	$—
Short-Term Investments	118	—	118	—

Total	$36,398	$36,280	$118	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Growth Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $32,516)	$36,398
Cash	—
Receivables:
Investment securities sold	56
Fund shares sold	136
Dividends and interest	17
Other assets	42

Total assets	36,649

Liabilities:
Payables:
Fund shares redeemed	175
Investment management fees	5
Distribution fees	2
Accrued expenses	24

Total liabilities	206

Net assets	$36,443

Summary of Net Assets:
Capital stock and paid-in-capital	49,814
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments	(17,253)
Unrealized appreciation of investments	3,882

Net assets	$36,443

Shares authorized	800,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.49/$7.93

Shares outstanding	3,367

Net assets	$25,208

Class B: Net asset value per share	$7.27

Shares outstanding	467

Net assets	$3,396

Class C: Net asset value per share	$7.21

Shares outstanding	801

Net assets	$5,778

Class Y: Net asset value per share	$7.64

Shares outstanding	270

Net assets	$2,061

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Growth Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$314
Interest	1
Securities lending	9
Less: Foreign tax withheld	—

Total investment income	324

Expenses:
Investment management fees	197
Transfer agent fees	126
Distribution fees
Class A	47
Class B	28
Class C	41
Custodian fees	14
Accounting services fees	3
Registration and filing fees	43
Board of Directors’ fees	3
Audit fees	6
Other expenses	16

Total expenses (before waivers and fees paid indirectly)	524
Expense waivers	(120)
Transfer agent fee waivers	(50)
Custodian fee offset	—

Total waivers and fees paid indirectly	(170)

Total expenses, net	354

Net Investment Loss	(30)

Net Realized Loss on Investments and Other Financial Instruments:
Net realized loss on investments in securities	(11,650)
Net realized gain on futures	792

Net Realized Loss on Investments and Other Financial Instruments	(10,858)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	16,390
Net unrealized depreciation of futures	(18)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	16,372

Net Gain on Investments and Other Finanical Instruments	5,514

Net Increase in Net Assets Resulting from Operations	$5,484

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Growth Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment loss	$(30)	$(50)
Net realized loss on investments and other financial instruments	(10,858)	(6,355)
Net unrealized appreciation (depreciation) of investments and other financial instruments	16,372	(14,001)

Net Increase (Decrease) In Net Assets Resulting From Operations	5,484	(20,406)

Distributions to Shareholders:
From net realized gain on investments
Class A	—	(2,740)
Class B	—	(571)
Class C	—	(598)
Class Y	—	(14)

Total distributions	—	(3,923)

Capital Share Transactions:
Class A	252	17,642 *
Class B	189	767 †
Class C	1,782	1,344 ‡
Class Y	1,710	132 §

Net increase from capital share transactions	3,933	19,885

Net Increase (Decrease) In Net Assets	9,417	(4,444)
Net Assets:
Beginning of period	27,026	31,470

End of period	$36,443	$27,026

Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$—

*	Includes merger activity in the amount of $13,927.

†	Includes merger activity in the amount of $592.

‡	Includes merger activity in the amount of $1,147.

§	Includes merger activity in the amount of $118.
The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Growth Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford MidCap Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

11

The Hartford MidCap Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.
Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.
Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.
Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.
Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.
Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.
Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

12

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.
Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.
c)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

e)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that

13

The Hartford MidCap Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.
f)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2009.

g)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Additional Derivative Instrument(s) Information

The volume of derivative activity was minimal during the year ended October 31, 2009.

14

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$—	$—	$792	$—	$—	$792

Total	$—	$—	$792	$—	$—	$792

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	—	—	(18)	—	—	$(18)

Total	$—	$—	$(18)	$—	$—	$(18)

j)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law.

In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.
At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.
The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. As of October 31, 2009, there were no outstanding futures contracts.
An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.
The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of

15

The Hartford MidCap Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. As of October 31, 2009, there were no outstanding purchased or written option contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$3,444
Long-Term Capital Gains *	—	479

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(16,055)
Unrealized Appreciation †	2,684

Total Accumulated Deficit	$(13,371)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

16

d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase undistributed net investment income by $30, increase accumulated net realized gain on investments by $14, and decrease paid-in-capital by $44.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$11
2016	4,493
2017	11,551

Total	$16,055

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
5.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

17

The Hartford MidCap Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.35%	2.10%	2.10%	0.95%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005
Class A Shares	1.21%	1.35%	1.36%	1.48%	1.49	%*
Class B Shares	1.59	1.82	1.95	2.09	2.24	*
Class C Shares	1.88	1.99	2.11	2.23	2.24	*
Class Y Shares	0.95	0.95	1.01	1.08	1.09	*

*	From January 1, 2005 (commencement of operations), through October 31, 2005.
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $172 and contingent deferred sales charges of $11 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $9. These commissions are in turn paid to sales representatives of the broker/dealers.

18

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $80 for providing such services. These fees are accrued daily and paid monthly.
6.	Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$50,248
Sales Proceeds Excluding U.S. Government Obligations	45,429
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,017	—	(2,176)	—	(159)	808	248	(687)	1,423	1,792
Amount	$12,998	$—	$(12,746)	$—	$252	$7,212	$2,583	$(6,080)	$13,927	$17,642
Class B
Shares	189	—	(161)	—	28	112	53	(149)	62	78
Amount	$1,168	$—	$(979)	$—	$189	$984	$542	$(1,351)	$592	$767
Class C
Shares	624	—	(336)	—	288	173	52	(215)	120	130
Amount	$3,851	$—	$(2,069)	$—	$1,782	$1,566	$522	$(1,891)	$1,147	$1,344
Class Y
Shares	270	—	(22)	—	248	—	1	—	12	13
Amount	$1,889	$—	$(179)	$—	$1,710	$—	$14	$—	$118	$132
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	18	$113
For the Year Ended October 31, 2008	11	$100
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

19

The Hartford MidCap Growth Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

At a meeting held on November 5, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Form of Agreement and Plan of Reorganization that provides for the tax-free reorganization of The Hartford Select MidCap Value Fund, a series of the Company, into the Fund. The reorganization does not require shareholder approval. The reorganization is expected to occur on or about February 19, 2010 or on such date as the officers of the Company determine.

Effective as of the close of business on December 11, 2009, in anticipation of the reorganization, shares of Classes A, B, C, and Y of The Hartford Select MidCap Value Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.

At the same Board meeting, the Board also approved a change to the name of the Fund to The Hartford Small/Mid Cap Equity Fund. In connection with this change, effective February 1, 2010, prior to the Closing Date, the Fund’s principal investment strategy will be revised.

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

20

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21

The Hartford MidCap Growth Fund
Financial Highlights
— Selected Per-Share Data (a) —

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$6.04	$—	$—	$1.45	$1.45	$—	$—	$—	$—	$1.45	$7.49
B	5.89	(0 .02)	—	1.40	1.38	—	—	—	—	1.38	7.27
C	5.86	(0 .04)	—	1.39	1.35	—	—	—	—	1.35	7.21
Y	6.15	0.01	—	1.48	1.49	—	—	—	—	1.49	7.64

For the Year Ended October 31, 2008
A	12.73	—	—	(5.11)	(5.11)	—	(1.58)	—	(1.58)	(6.69)	6.04
B	12.50	(0 .06)	—	(4.97)	(5.03)	—	(1.58)	—	(1.58)	(6.61)	5.89
C	12.46	(0 .08)	—	(4.94)	(5.02)	—	(1.58)	—	(1.58)	(6.60)	5.86
Y	12.88	0.05	—	(5.20)	(5.15)	—	(1.58)	—	(1.58)	(6.73)	6.15

For the Year Ended October 31, 2007
A	11.28	(0 .05)	—	1.98	1.93	—	(0.48)	—	(0.48)	1.45	12.73
B	11.14	(0 .11)	—	1.95	1.84	—	(0.48)	—	(0.48)	1.36	12.50
C	11.13	(0 .13)	—	1.94	1.81	—	(0.48)	—	(0.48)	1.33	12.46
Y	11.36	(0 .57)	—	2.57	2.00	—	(0.48)	—	(0.48)	1.52	12.88

For the Year Ended October 31, 2006
A	10.14	(0 .08)	—	1.32	1.24	—	(0.10)	—	(0.10)	1.14	11.28
B	10.08	(0 .15)	—	1.31	1.16	—	(0.10)	—	(0.10)	1.06	11.14
C	10.08	(0 .15)	—	1.30	1.15	—	(0.10)	—	(0.10)	1.05	11.13
Y	10.17	(0 .04)	—	1.33	1.29	—	(0.10)	—	(0.10)	1.19	11.36

From (commencement of operations) January 1, 2005, through October 31, 2005
A(f)	10.06	(0 .06)	—	0.14	0.08	—	—	—	—	0.08	10.14
B(f)	10.06	(0 .09)	—	0.11	0.02	—	—	—	—	0.02	10.08
C(f)	10.06	(0 .09)	—	0.11	0.02	—	—	—	—	0.02	10.08
Y(f)	10.06	(0 .05)	—	0.16	0.11	—	—	—	—	0.11	10.17

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Commenced operations on January 1, 2005.

(g)	Not annualized.

(h)	Annualized.

22

— Ratios and Supplemental Data —

		Ratio of Expenses to Average		Ratio of Expenses to Average		Ratio of Expenses to Average
		Net Assets Before Waivers and		Net Assets After Waivers and		Net Assets After Waivers and		Ratio of Net Investment
	Net Assets at End	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio
Total Return(b)	of Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Turnover Rate(d)
24.01%	$25,208	1.76%		1.21%		1.21%		0.03%		172%
23.43	3,396	2.89		1.59		1.59		(0.37)		—
23.04	5,778	2.59		1.88		1.88		(0.67)		—
24.23	2,061	1.01		0.95		0.95		0.18		—

(45.38)	21,304	1.50		1.35		1.35		0.05		292
(45.59)	2,584	2.56		1.82		1.82		(0.63)		—
(45.67)	3,002	2.39		1.99		1.99		(0.89)		—
(45.12)	136	0.98		0.95		0.95		0.67		—

17.76	22,074	1.60		1.37		1.37		(0.43)		186
17.15	4,509	2.55		1.96		1.96		(1.01)		—
16.89	4,772	2.40		2.12		2.12		(1.17)		—
18.28	115	1.11		1.03		1.03		(0.44)		—

12.31	23,542	1.69		1.50		1.50		(0.85)		99
11.58	3,725	2.67		2.11		2.11		(1.46)		—
11.48	3,861	2.52		2.26		2.26		(1.60)		—
12.77	28,868	1.13		1.11		1.11		(0.45)		—

0.80 (g)	14,995	2.22	(h)	1.50	(h)	1.50	(h)	(0.95	) (h)	97
0.20 (g)	2,354	3.35	(h)	2.25	(h)	2.25	(h)	(1.70	) (h)	—
0.20 (g)	1,741	3.26	(h)	2.25	(h)	2.25	(h)	(1.70	) (h)	—
1.09 (g)	210	1.66	(h)	1.10	(h)	1.10	(h)	(0.55	) (h)	—

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford MidCap Growth Fund (formerly known as The Hartford Select MidCap Growth Fund) (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford MidCap Growth Fund (formerly known as The Hartford Select MidCap Growth Fund) of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

24

The Hartford MidCap Growth Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford MidCap Growth Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 - 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

26

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford MidCap Growth Fund
Federal Tax Information (Unaudited)
The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2009.

28

The Hartford MidCap Growth Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,194.60	$6.86	$1,000.00	$1,018.95	$6.31	1.24%	184	365
Class B	$1,000.00	$1,191.80	$9.34	$1,000.00	$1,016.69	$8.59	1.69	184	365
Class C	$1,000.00	$1,189.80	$10.71	$1,000.00	$1,015.43	$9.86	1.94	184	365
Class Y	$1,000.00	$1,197.50	$5.26	$1,000.00	$1,020.42	$4.84	0.95	184	365

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The Hartford MidCap Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford MidCap Growth Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

30

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record. The Board considered information indicating that the Fund has underperformed relative to its peers or benchmark and the causes of the underperformance. The Board noted HIFSCO’s and the Sub-adviser’s plans to address performance going forward.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

31

The Hartford MidCap Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-30 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUND 2009 Annual Report The Hartford MidCap Value Fund

The Hartford MidCap Value Fund

The Hartford MidCap Value Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)
Investment objective — Seeks long-term capital appreciation.
Performance Overview(1) 4/30/01 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception

MidCap Value A#	28.63%	1.74%	4.08%
MidCap Value A##	21.56%	0.59%	3.39%
MidCap Value B#	28.03%	1.03%	NA *
MidCap Value B##	23.03%	0.80%	NA *
MidCap Value C#	27.69%	0.97%	3.33%
MidCap Value C##	26.69%	0.97%	3.33%
MidCap Value Y#	29.08%	2.16%	4.54%
Russell 2500 Value Index	8.55%	0.88%	5.48%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.
(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.
(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.
Portfolio Manager
James N. Mordy
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford MidCap Value Fund returned 28.63%, before sales charge, for the twelve-month period ended October 31, 2009, outperforming its benchmark, the Russell 2500 Value Index, which returned 8.55% for the same period. The Fund also outperformed the 18.99% return of the average fund in the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Following a weak start, the markets posted positive returns for the year ended October 31, 2009. During the latter half of the period, investors rotated back into the cyclical sectors of the equity market and demonstrated a willingness to once again embrace risk, despite continuing softness in demand and high unemployment.
During the period, mid cap stocks (18.2%) outperformed small (6.5%) and large cap stocks (9.8%), as measured by the S&P MidCap 400, Russell 2000 and S&P 500 indices, respectively. Growth stocks (11.3%) outpaced Value stocks (8.6%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value indices; however, this trend reversed somewhat over the final four months of the period. Within the Russell 2500 Value Index, nine out of ten sectors posted positive returns. Information Technology and Consumer Discretionary were the strongest positive performers. Financials was the only sector to post negative returns during the period.

2

The Fund’s relative outperformance as measured against the benchmark was primarily driven by strong stock selection. Stock selection was strongest within the Financials, Consumer Staples and Materials sectors. Overall sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) security selection, contributed positively to relative performance, particularly our underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Information Technology, Health Care and Consumer Discretionary.
The largest contributors to absolute (i.e. total return) and benchmark-relative performance included PHH Corp. (Financials), Virgin Media (Consumer Discretionary) and Marine Harvest (Consumer Staples). Shares of PHH, a leading provider of private label mortgage services and commercial fleet vehicle management, rose during the period due to a recovery in mortgage volumes and some resolution of funding issues within fleet management. Virgin Media is a U.K. cable television operator whose share price rose due to improved fundamentals. The company now enjoys a favorable pricing environment and technology advantage versus its competitors. Salmon farming company Marine Harvest’s shares moved significantly higher as the global supply-demand balance tightened and fish prices increased. In addition, Wall Street’s concerns that the company would need to raise equity to repay debt abated as interest coverage metrics improved. We held positions in these three stocks at the end of the period.
The largest detractors from absolute and relative returns included Delta Air Lines (Industrials), Popular (Financials) and Newell Rubbermaid (Consumer Staples). Shares of Delta fell as demand for air travel declined even faster than aggressive industry capacity cuts, while a decline in high-fare business travel also affected revenue-per-seat metrics. Shares of Popular, the largest bank in Puerto Rico, declined due to increasing credit losses brought on by the economic recession. Shares of global consumer products company Newell Rubbermaid, which we sold last spring, declined due to a disappointing sales outlook, two dividend cuts, and a dilutive convertible offering to restructure the company’s debt maturities.
What is the outlook?
We believe the global recovery is underway, driven by unprecedented synchronized economic stimulus. Financial market pressures have eased, manufacturers are boosting output after excessive production cuts earlier in the year, consumer spending is perking up, housing is stabilizing, and employment is falling at a slower pace. We believe corporate productivity should remain robust and fuel increased profitability. We estimate that U.S. GDP can expand at a 3-4% pace over the balance of 2009, before settling back to 2-3% for 2010. While we believe job growth could surprise positively in early 2010 and the Fed is unlikely to raise the discount rate anytime soon, we are conscious of several headwinds going forward. Nonresidential construction remains weak, state and local government budgets are stressed, financial and consumer deleveraging will continue, and the Federal Reserve (Fed) will likely stop purchasing Treasuries and mortgages over the next several months, which should lead to some increase in rates.
We ended the period roughly neutral relative to the benchmark in our weighting of the more cyclical sectors. As of October 31, 2009, the Fund was most overweight in the Information Technology, Health Care and Materials sectors, and most underweight in the Financials (REITs in particular), Utilities and Industrials sectors. During the period, we reduced our underweight position to Financials, as government action has provided some level of support to valuations. We also trimmed our overweight in Health Care, a sector that worked well through the downturn but now faces, at a minimum, increased headline risk. On the consumer front, we went from underweight to overweight in Consumer Discretionary, a sector that seemed oversold to us, particularly as we anticipated some stabilization in retail and housing.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets

Automobiles & Components (Consumer Discretionary)	0.9%
Banks (Financials)	2.7
Capital Goods (Industrials)	9.6
Consumer Durables & Apparel (Consumer Discretionary)	5.4
Consumer Services (Consumer Discretionary)	0.9
Diversified Financials (Financials)	8.0
Energy (Energy)	6.2
Food, Beverage & Tobacco (Consumer Staples)	3.4
Health Care Equipment & Services (Health Care)	3.6
Insurance (Financials)	10.4
Materials (Materials)	9.4
Media (Consumer Discretionary)	2.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.0
Real Estate (Financials)	4.0
Retailing (Consumer Discretionary)	4.3
Semiconductors & Semiconductor Equipment (Information Technology)	3.9
Software & Services (Information Technology)	1.7
Technology Hardware & Equipment (Information Technology)	8.2
Transportation (Industrials)	2.9
Utilities (Utilities)	6.4
Short-Term Investments	1.3
Other Assets and Liabilities	0.1

Total	100.0%

3

The Hartford MidCap Value Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 98.6%
	Automobiles & Components — 0.9%
105	TRW Automotive Holdings Corp. •	$1,640

	Banks — 2.7%
34	Beneficial Mutual Bancorp, Inc. •	315
53	Comerica, Inc.	1,482
290	Huntington Bancshares, Inc.	1,105
452	Popular, Inc.	977
50	SunTrust Banks, Inc.	957

		4,836

	Capital Goods — 9.6%
61	AMETEK, Inc.	2,132
92	Barnes Group, Inc.	1,453
37	Dover Corp.	1,409
78	Kennametal, Inc.	1,847
107	Pentair, Inc.	3,114
45	Teledyne Technologies, Inc. •	1,534
64	Terex Corp. •	1,284
93	Textron, Inc.	1,659
49	Thomas & Betts Corp. •	1,659
36	URS Corp. •	1,387

		17,478

	Consumer Durables & Apparel — 5.4%
95	Mattel, Inc.	1,804
115	MDC Holdings, Inc.	3,741
113	Toll Brothers, Inc. •	1,959
32	V.F. Corp.	2,273

		9,777

	Consumer Services — 0.9%
501	Thomas Cook Group plc	1,678

	Diversified Financials — 8.0%
29	Affiliated Managers Group, Inc. •	1,823
101	Ameriprise Financial, Inc.	3,505
112	Invesco Ltd.	2,375
269	PHH Corp. •	4,341
124	TD Ameritrade Holding Corp. •	2,391

		14,435

	Energy — 6.2%
83	Cie Gen Geophysique ADR •	1,653
46	Consol Energy, Inc.	1,961
88	Newfield Exploration Co. •	3,622
21	Noble Energy, Inc.	1,404
56	SBM Offshore N.V.	1,066
35	Smith International, Inc.	959
25	Weatherford International Ltd. •	433

		11,098

	Food, Beverage & Tobacco — 3.4%
8	BRF Brasil Foods S.A. ADR •	368
28	Bunge Ltd. Finance Corp.	1,586
1,936	First Pacific Co., Ltd. ⌂	1,143
387	First Pacific Co., Ltd. Rights	62
69	Marfig Frigorificos E Comer •	786
589	Marine Harvest •	427
76	Perdigao S.A. •	1,842

		6,214

	Health Care Equipment & Services — 3.6%
115	Amerisource Bergen Corp.	2,554
115	CIGNA Corp.	3,207
11	Laboratory Corp. of America Holdings •	758

		6,519

	Insurance — 10.4%
37	Everest Re Group Ltd.	3,255
62	Fidelity National Financial, Inc.	840
31	First American Financial Corp.	945
21	PartnerRe Ltd.	1,598
76	Platinum Underwriters Holdings Ltd.	2,715
68	Principal Financial Group, Inc.	1,693
92	Reinsurance Group of America, Inc.	4,220
178	Unum Group	3,555

		18,821

	Materials — 9.4%
45	Agrium U.S., Inc.	2,089
55	Cliff’s Natural Resources, Inc.	1,956
49	Cytec Industries, Inc.	1,609
56	FMC Corp.	2,877
41	Greif, Inc.	2,194
87	Nalco Holding Co.	1,844
79	Owens-Illinois, Inc. •	2,509
452	Rexam plc	2,046

		17,124

	Media — 2.7%
344	Virgin Media, Inc.	4,809

	Pharmaceuticals, Biotechnology & Life Sciences — 4.0%
46	Endo Pharmaceuticals Holdings, Inc. •	1,026
385	Impax Laboratories, Inc. •	3,414
197	King Pharmaceuticals, Inc. •	1,995
51	Theravance, Inc. •	707

		7,142

	Real Estate — 4.0%
115	BR Malls Participacoes S.A. •	1,229
1,030	Chimera Investment Corp.	3,595
52	Iguatemi Emp de Shopping	769
112	Multiplan Empreendimentos Imobiliarios S.A.	1,692

		7,285

	Retailing — 4.3%
108	American Eagle Outfitters, Inc.	1,891
49	AnnTaylor Stores Corp. •	641
2,375	Buck Holdings L.P. ⌂•†	2,976
52	Ross Stores, Inc.	2,284

		7,792

	Semiconductors & Semiconductor Equipment — 3.9%
60	Linear Technology Corp.	1,540
180	Teradyne, Inc. •	1,507
140	Varian Semiconductor Equipment Associates, Inc. •	3,973

		7,020

	Software & Services — 1.7%
49	McAfee, Inc. •	2,035
61	Western Union Co.	1,105

		3,140

	Technology Hardware & Equipment — 8.2%
181	Arrow Electronics, Inc. •	4,591
346	Flextronics International Ltd. •	2,239
168	JDS Uniphase Corp. •	942
3,964	Kingboard Laminates Holdings	2,772
51	NetApp, Inc. •	1,388
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 98.6% — (continued)
	Technology Hardware & Equipment — 8.2% — (continued)
182	Solar Cayman Ltd. ⌂•†		$1,485
224	Tellabs, Inc. •		1,350

			14,767

	Transportation — 2.9%
17	Con-way, Inc.		561
470	Delta Air Lines, Inc. •		3,352
43	J.B. Hunt Transport Services, Inc.		1,301

			5,214

	Utilities — 6.4%
84	Allegheny Energy, Inc.		1,921
290	N.V. Energy, Inc.		3,319
114	Northeast Utilities		2,635
72	UGI Corp.		1,722
47	Wisconsin Energy Corp.		2,035

			11,632

	Total common stocks (cost $174,448)		$178,421

	Total long-term investments (cost $174,448)		$178,421

SHORT-TERM INVESTMENTS — 1.3%
	Repurchase Agreements — 1.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $97, collateralized by GNMA 5.00%, 2039, value of $99)
$97	0.08%, 10/30/2009		$97

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $569, collateralized by FHLMC 4.00% — 7.00%, 2011 — 2039, FNMA 4.00% — 7.00%, 2017 — 2047, value of $581)

569	0.08%, 10/30/2009		569
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $634, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $647)
634	0.08%, 10/30/2009		634
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $7, collateralized by U.S. Treasury Note 2.75%, 2013, value of $7)
7	0.05%, 10/30/2009		7
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1,099, collateralized by FNMA 4.00% — 7.50%, 2016 — 2048, value of $1,121)
1,099	0.07%, 10/30/2009		1,099

			2,406

	Total short-term investments (cost $2,406)		$2,406

	Total investments (cost $176,854) ▲	99 .9%	$180,827
	Other assets and liabilities	0 .1%	270

	Total net assets	100.0%	$181,097

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.6% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $182,745 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$19,109
Unrealized Depreciation	(21,027)

Net Unrealized Depreciation	$(1,918)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2009, was $4,461, which represents 2.46% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	2,375	Buck Holdings L.P.	$2,378
12/2007 — 04/2008	1,936	First Pacific Co., Ltd.	1,520
The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Value Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Period	Shares/
Acquired	Par	Security	Cost Basis

03/2007	182	Solar Cayman Ltd. — 144A	$2,425
The aggregate value of these securities at October 31, 2009 was $5,604 which represents 3.09% of total net assets.
Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Norwegian Krone (Sell)	$33	$33	11/02/09	$—
Norwegian Krone (Sell)	149	151	11/03/09	2
Norwegian Krone (Sell)	92	92	11/04/09	—

				$2

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$178,421	$164,766	$9,194	$4,461
Short-Term Investments	2,406	—	2,406	—

Total	$180,827	$164,766	$11,600	$4,461

Other Financial Instruments *	$2	$—	$2	$—

Liabilities:
Other Financial Instruments *	$—	$—	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

	Balance as of	Change in		Transfers In	Balance as of
	October 31,	Unrealized		and/or Out of	October 31,
	2008	Appreciation	Net Sales	Level 3	2009

Assets:
Common Stock	$8,199	$153 *	$(307)	$(3,584)	$4,461

Total	$8,199	$153	$(307)	$(3,584)	$4,461

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $153.
The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Value Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $176,854)	$180,827
Cash	—
Unrealized appreciation on forward foreign currency contracts	2
Receivables:
Investment securities sold	1,349
Fund shares sold	96
Dividends and interest	51
Other assets	35

Total assets	182,360

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—
Bank overdraft — foreign cash	—
Payables:
Investment securities purchased	866
Fund shares redeemed	268
Investment management fees	25
Distribution fees	13
Accrued expenses	91

Total liabilities	1,263

Net assets	$181,097

Summary of Net Assets:
Capital stock and paid-in-capital	256,356
Accumulated undistributed net investment income	57
Accumulated net realized loss on investments and foreign currency transactions	(79,287)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	3,971

Net assets	$181,097

Shares authorized	300,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.37/ $8.86

Shares outstanding	15,219

Net assets	$127,459

Class B: Net asset value per share	$7.72

Shares outstanding	2,821

Net assets	$21,782

Class C: Net asset value per share	$7.70

Shares outstanding	2,993

Net assets	$23,058

Class Y: Net asset value per share	$8.77

Shares outstanding	1,003

Net assets	$8,798

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Value Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$3,074
Interest	2
Securities lending	7
Less: Foreign tax withheld	(12)

Total investment income	3,071

Expenses:
Investment management fees	1,330
Transfer agent fees	729
Distribution fees
Class A	291
Class B	221
Class C	215
Custodian fees	23
Accounting services fees	23
Registration and filing fees	45
Board of Directors’ fees	6
Audit fees	10
Other expenses	72

Total expenses (before waivers and fees paid indirectly)	2,965
Expense waivers	(423)
Transfer agent fee waivers	(250)
Commission recapture	(21)
Custodian fee offset	—

Total waivers and fees paid indirectly	(694)

Total expenses, net	2,271

Net Investment Income	800

Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(45,717)
Net realized loss on forward foreign currency contracts	(52)
Net realized gain on other foreign currency transactions	33

Net Realized Loss on Investments and Foreign Currency Transactions	(45,736)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	84,120
Net unrealized appreciation of forward foreign currency contracts	2
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(4)

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	84,118

Net Gain on Investments and Foreign Currency Transactions	38,382

Net Increase in Net Assets Resulting from Operations	$39,182

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Value Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income (loss)	$800	$(78)
Net realized loss on investments and foreign currency transactions	(45,736)	(33,349)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	84,118	(146,998)

Net Increase (Decrease) In Net Assets Resulting From Operations	39,182	(180,425)

Distributions to Shareholders:
From net investment income
Class A	(406)	—
Class Y	(84)	—
From net realized gain on investments
Class A	—	(51,758)
Class B	—	(10,795)
Class C	—	(11,178)
Class Y	—	(318)

Total distributions	(490)	(74,049)

Capital Share Transactions:
Class A	(27,796)	(5,633)
Class B	(7,929)	(1,329)
Class C	(6,203)	(2,633)
Class Y	(396)	11,361

Net increase (decrease) from capital share transactions	(42,324)	1,766

Net Decrease In Net Assets	(3,632)	(252,708)
Net Assets:
Beginning of period	184,729	437,437

End of period	$181,097	$184,729

Accumulated undistributed (distribution in excess of) net investment income (loss)	$57	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Value Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford MidCap Value Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.
Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.
Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

11

The Hartford MidCap Value Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

12

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

13

The Hartford MidCap Value Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

j)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

14

k)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2	Unrealized depreciation on forward foreign currency contracts	$—
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(52)	$—	$(52)

Total	$—	$—	$—	$(52)	$—	$(52)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	2	—	$2

Total	$—	$—	$—	$2	$—	$2

l)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

15

The Hartford MidCap Value Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$490	$10,962
Long-Term Capital Gains *	—	63,087

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$57
Accumulated Capital Losses *	(73,396)
Unrealized Depreciation †	(1,920)

Total Accumulated Deficit	$(75,259)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated undistributed net investment income by $253, increase accumulated net realized gain on investments by $311, and decrease paid-in-capital by $58.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$31,355
2017	42,041

Total	$73,396

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager,

16

HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.35%	2.10%	2.10%	0.95%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005
Class A Shares	1.20%	1.39%	1.39%	1.39%	1.38%
Class B Shares	1.76	2.05	2.15	2.14	2.13
Class C Shares	2.01	2.14	2.09	2.14	2.13
Class Y Shares	0.89	0.91	0.89	0.93	0.94

17

The Hartford MidCap Value Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $74 and contingent deferred sales charges of $18 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $4. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $484 for providing such services. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate — The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	16.71%
Class B	0.01	15.85
Class C	0.01	15.93
Class Y	0.01	17.37

18

5.	Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$86,513
Sales Proceeds Excluding U.S. Government Obligations	129,749
6.	Capital Share Transactions:
The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	875	64	(5,325)	—	(4,386)	386	4,447	(6,258)	—	(1,425)
Amount	$6,905	$396	$(35,097)	$—	$(27,796)	$3,761	$50,611	$(60,005)	$—	$(5,633)
Class B
Shares	34	—	(1,246)	—	(1,212)	58	975	(1,371)	—	(338)
Amount	$228	$—	$(8,157)	$—	$(7,929)	$559	$10,316	$(12,204)	$—	$(1,329)
Class C
Shares	88	—	(1,143)	—	(1,055)	54	979	(1,519)	—	(486)
Amount	$661	$—	$(6,864)	$—	$(6,203)	$525	$10,367	$(13,525)	$—	$(2,633)
Class Y
Shares	502	13	(673)	—	(158)	1,236	27	(229)	—	1,034
Amount	$3,839	$84	$(4,319)	$—	$(396)	$13,312	$318	$(2,269)	$—	$11,361
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	248	$1,962
For the Year Ended October 31, 2008	108	$1,071
7.	Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.
8.	Industry Classifications:
Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
9.	Subsequent Events:
Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

19

The Hartford MidCap Value Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$6.53	$0.04	$—	$1.82	$1.86	$(0.02)	$—	$—	$(0.02)	$1.84	$8.37
B	6.03	0.01	—	1.68	1.69	—	—	—	—	1.69	7.72
C	6.03	(0.01)	—	1.68	1.67	—	—	—	—	1.67	7.70
Y	6.88	0.05	—	1.91	1.96	(0.07)	—	—	(0.07)	1.89	8.77

For the Year Ended October 31, 2008
A	14.80	0.02	—	(5.81)	(5.79)	—	(2.48)	—	(2.48)	(8.27)	6.53
B	13.95	(0.05)	—	(5.39)	(5.44)	—	(2.48)	—	(2.48)	(7.92)	6.03
C	13.96	(0.06)	—	(5.39)	(5.45)	—	(2.48)	—	(2.48)	(7.93)	6.03
Y	15.39	0.05	—	(6.08)	(6.03)	—	(2.48)	—	(2.48)	(8.51)	6.88

For the Year Ended October 31, 2007
A	14.57	—	—	2.14	2.14	—	(1.91)	—	(1.91)	0.23	14.80
B	13.93	(0.11)	—	2.04	1.93	—	(1.91)	—	(1.91)	0.02	13.95
C	13.93	(0.10)	—	2.04	1.94	—	(1.91)	—	(1.91)	0.03	13.96
Y	15.00	0.14	0.02	2.14	2.30	—	(1.91)	—	(1.91)	0.39	15.39

For the Year Ended October 31, 2006
A	13.29	0.01	—	2.59	2.60	—	(1.32)	—	(1.32)	1.28	14.57
B	12.85	(0.10)	—	2.50	2.40	—	(1.32)	—	(1.32)	1.08	13.93
C	12.85	(0.10)	—	2.50	2.40	—	(1.32)	—	(1.32)	1.08	13.93
Y	13.59	0.08	—	2.65	2.73	—	(1.32)	—	(1.32)	1.41	15.00

For the Year Ended October 31, 2005
A	12.89	(0.04)	—	1.41	1.37	—	(0.97)	—	(0.97)	0.40	13.29
B	12.59	(0.14)	—	1.37	1.23	—	(0.97)	—	(0.97)	0.26	12.85
C	12.59	(0.15)	—	1.38	1.23	—	(0.97)	—	(0.97)	0.26	12.85
Y	13.11	0.01	—	1.44	1.45	—	(0.97)	—	(0.97)	0.48	13.59

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

20

- Ratios and Supplemental Data -

		Ratio of Expenses to Average	Ratio of Expenses to Average	Ratio of Expenses to Average
		Net Assets Before Waivers and	Net Assets After Waivers and	Net Assets After Waivers and	Ratio of Net
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Investment Income to	Portfolio
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Average Net Assets	Turnover Rate(d)

28.63%	$127,459	1.60%	1.21%	1.21%	0.65%	52%
28.03	21,782	2.53	1.78	1.78	0.09	—
27.69	23,058	2.28	2.02	2.02	(0.16)	—
28.89	8,798	0.90	0.90	0.90	0.93	—

(46.26)	127,999	1.44	1.40	1.40	0.15	52
(46.64)	24,329	2.31	2.06	2.06	(0.50)	—
(46.68)	24,418	2.15	2.15	2.15	(0.59)	—
(46.00)	7,983	0.92	0.92	0.92	0.64	—

16.72 (e)	311,227	1.39	1.39	1.39	—	46
15.86 (e)	60,957	2.23	2.15	2.15	(0.75)	—
15.94 (e)	63,292	2.10	2.10	2.10	(0.70)	—
17.38 (e)	1,961	0.89	0.89	0.89	0.70	—

21.37	305,002	1.45	1.40	1.40	0.06	40
20.46	62,580	2.28	2.15	2.15	(0.69)	—
20.45	63,302	2.16	2.15	2.15	(0.69)	—
21.90	31,100	0.94	0.94	0.94	0.48	—

11.31	280,662	1.49	1.40	1.40	(0.31)	49
10.40	59,350	2.33	2.15	2.15	(1.06)	—
10.40	61,194	2.19	2.15	2.15	(1.06)	—
11.76	39,965	0.96	0.96	0.96	0.13	—

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford MidCap Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford MidCap Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

22

The Hartford MidCap Value Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995–2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

The Hartford MidCap Value Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006–2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

24

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford MidCap Value Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.022	N/A	N/A	0.022
Class Y	0.072	N/A	N/A	0.072
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

26

The Hartford MidCap Value Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,213.00	$6.97	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class B	$1,000.00	$1,210.00	$10.31	$1,000.00	$1,015.88	$9.40	1.85	184	365
Class C	$1,000.00	$1,208.80	$11.47	$1,000.00	$1,014.82	$10.46	2.06	184	365
Class Y	$1,000.00	$1,214.70	$4.86	$1,000.00	$1,020.82	$4.43	0.87	184	365

27

The Hartford MidCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford MidCap Value Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

28

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO. The Board also considered Management’s recommendation to increase the investment sub-advisory fee paid to the Sub-adviser. In this regard, the Board noted that HIFSCO, and not the Fund, would pay the increased fee. In addition, the Board noted HIFSCO’s representations that the decrease in its profitability with respect to the Fund that would result from the increased sub-advisory fee schedule would not impact the level and quality of the service that HIFSCO provides to the Fund and its shareholders.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

29

The Hartford MidCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-29 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford Money Market Fund

The Hartford Money Market Fund

The Hartford Money Market Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT — 6.9%
	Finance and Insurance — 6.9%
	Barclay’s Bank plc (New York Branch)
$4,000	0.15%, 12/02/2009	$4,000
4,250	0.16%, 11/23/2009	4,250
4,250	0.18%, 01/13/2010	4,250
4,500	0.20%, 12/23/2009	4,500
	BNP Paribas Finance
3,500	0.19%, 11/13/2009	3,500
2,250	0.22%, 11/18/2009	2,250
6,250	0.23%, 01/07/2010	6,250
5,000	0.25%, 12/10/2009	5,000
	Deutsche Bank
4,250	0.14%, 11/06/2009	4,250
4,500	0.17%, 12/01/2009	4,500
	State Street Bank & Trust Co.
4,500	0.21%, 11/13/2009	4,500
	Toronto-Dominion Holdings
6,250	0.20%, 01/26/2010	6,250
5,250	0.50%, 11/18/2009	5,250

		58,750

	Total certificates of deposit (cost $58,750)	$58,750

COMMERCIAL PAPER — 48.6%
	Beverage and Tobacco Product Manufacturing — 2.0%
	Coca Cola Co.
$5,500	0.20%, 01/15/2010 ○	$5,498
4,500	0.21%, 12/16/2009	4,499
7,350	0.22%, 11/20/2009	7,349

		17,346

	Chemical Manufacturing — 3.9%
	Export Development Canada
5,500	0.15%, 02/18/2010 ○	5,497
5,750	0.16%, 02/16/2010 ○	5,747
3,750	0.16%, 12/02/2009	3,749
2,000	0.17%, 12/11/2009	2,000
3,250	0.21%, 11/18/2009	3,250
	Praxair, Inc.
12,578	0.11%, 11/04/2009 — 11/10/2009 ○	12,578

		32,821

	Computer and Electrical Products Manufacturing — 2.0%
	Microsoft Corp.
8,000	0.12%, 01/19/2010 ○	7,998
6,000	0.14%, 12/16/2009	5,999
3,000	0.18%, 11/19/2009	3,000

		16,997

	Finance and Insurance — 19.5%
	Bank of America Corp.
2,000	0.17%, 11/24/2009 ○	2,000
5,250	0.23%, 12/16/2009	5,249
2,250	0.24%, 12/21/2009	2,249
3,250	0.25%, 01/08/2010 ○	3,248
	Deutsche Bank
4,250	0.20%, 01/05/2010 ○	4,248
	European Investment Bank
6,000	0.11%, 11/09/2009 ○	6,000
11,500	0.12%, 11/13/2009 — 12/22/2009 ○	11,499
7,750	0.20%, 11/20/2009	7,749
	International Finance Corp.
11,250	0.12%, 11/02/2009 ○	11,250
	JP Morgan Chase Funding, Inc.
7,000	0.15%, 11/09/2009 ○	7,000
5,500	0.20%, 01/05/2010 ○	5,498
4,500	0.21%, 12/14/2009	4,499
	Kreditanstalt fuer Wiederaufbau
7,600	0.12%, 11/13/2009 — 11/24/2009 ■ ○	7,600
13,500	0.20%, 01/13/2010 — 01/19/2010 ■ ○	13,494
4,250	0.21%, 01/29/2010 ■ ○	4,248
	Queensland Treasury Corp.
3,750	0.15%, 12/02/2009 ○	3,750
8,000	0.20%, 12/14/2009 — 12/21/2009	7,998
4,500	0.23%, 02/26/2010 ○	4,497
	Rabobank USA
2,000	0.18%, 11/24/2009	2,000
2,000	0.19%, 11/10/2009	2,000
4,500	0.23%, 12/01/2009	4,499
4,500	0.24%, 11/30/2009	4,499
	Royal Bank of Canada
3,750	0.11%, 12/18/2009 ○	3,749
6,000	0.15%, 01/20/2010 ○	5,998
7,250	0.16%, 11/17/2009	7,249
	State Street Corp.
2,000	0.22%, 12/22/2009	2,000
4,500	0.23%, 01/06/2010 ○	4,498
2,000	0.23%, 12/21/2009	1,999
	United Technology Corp.
10,000	0.10%, 11/02/2009 ■ ○	10,000
4,750	0.11%, 11/19/2009 ■ ○	4,750

		165,317

	Foreign Governments — 10.7%
	British Columbia (Province of)
3,400	0.10%, 01/28/2010 ○	3,399
5,000	0.11%, 01/07/2010 ○	4,999
1,000	0.15%, 01/05/2010 ○	1,000
3,800	0.16%, 02/08/2010 ○	3,798
11,750	0.16%, 11/13/2009 — 12/16/2009	11,748
	International Bank for Reconstruction & Development
10,500	0.16%, 11/25/2009 — 02/01/2010 ○	10,497
3,500	0.18%, 11/17/2009 ○	3,500
	Ontario (Province of)
4,000	0.18%, 01/08/2010 ○	3,998
4,000	0.19%, 01/06/2010 ○	3,998
5,750	0.21%, 11/30/2009	5,749
12,100	0.23%, 11/05/2009 — 11/13/2009	12,100
	Quebec (Province of)
3,000	0.14%, 11/25/2009 ■ ○	3,000
10,500	0.18%, 12/10/2009 ○	10,498
3,000	0.18%, 01/11/2010 ■ ○	2,999
9,000	0.23%, 11/03/2009 ■	9,000

		90,283

	Health Care and Social Assistance — 1.6%
	Abbott Laboratories
9,250	0.13%, 12/14/2009 — 01/08/2010 ■ ○	9,248
4,250	0.15%, 01/04/2010 ■ ○	4,249

		13,497

The accompanying notes are an integral part of these financial statements.

2

The Hartford Money Market Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMERCIAL PAPER — 48.6% — (continued)
	Petroleum and Coal Products Manufacturing — 1.6%
	ConocoPhillips
$4,500	0.20%, 11/19/2009 ■	$4,499
5,800	0.22%, 11/05/2009 ■	5,800
3,000	0.23%, 12/15/2009 ■	2,999

		13,298

	Retail Trade — 1.9%
	Walmart Stores
3,500	0.10%, 12/11/2009 ○	3,500
4,000	0.12%, 11/12/2009 ○	4,000
4,500	0.13%, 11/16/2009 ○	4,500
4,250	0.14%, 12/04/2009 ■ ○	4,249

		16,249

	Soap, Cleaning Compound, Toiletries Manufacturing — 3.9%
	Colgate-Palmolive Co.
4,500	0.08%, 11/24/2009 ○	4,500
3,500	0.09%, 11/04/2009 ■ ○	3,500
4,000	0.09%, 11/09/2009 ○	4,000
4,406	0.10%, 11/06/2009 ○	4,406
	Procter & Gamble Co.
4,500	0.09%, 11/02/2009 ■ ○	4,500
5,000	0.10%, 11/05/2009 ■ ○	5,000
4,000	0.19%, 11/03/2009 ■	4,000
3,500	0.20%, 12/15/2009 ■	3,499

		33,405

	Utilities — 1.5%
	Florida Power and Light Co.
12,750	0.10%, 11/03/2009 ○	12,750

	Total commercial paper (cost $411,963)	$411,963

OTHER POOLS AND FUNDS — 4.6%
39,031	JP Morgan U.S. Government Money Market Fund	$39,031
—	State Street Bank U.S. Government Money Market Fund	—
—	Wells Fargo Advantage Government Money Market Fund	—

	Total time deposits (cost $39,031)	$39,031

REPURCHASE AGREEMENTS — 2.8%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/02/2009 in the amount of $11,927, collateralized by U.S. Treasury Bond 5.25% — 7.88%, 2021 — 2029, value of $12,352)
$11,927	0.06% dated 10/30/2009	$11,927

RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $6,000, collateralized by U.S. Treasury Bond 5.00%, 2037, U.S. Treasury Note 3.13% — 4.63%, 2013 — 2017, value of $6,120)

5,999	0.06% dated 10/30/2009	5,999
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/02/2009 in the amount of $5,495, collateralized by U.S. Treasury Note 1.50%, 2010, value of $5,570)
5,495	0.04% dated 10/30/2009	5,495

	Total repurchase agreements (cost $23,421)	$23,421

U.S. GOVERNMENT AGENCIES — 23.1%
	Federal Home Loan Bank — 7.6%
$4,500	0.08%, 12/17/2009 Δ	$4,500
8,000	0.08%, 11/04/2009 ○	8,000
11,500	0.10%, 11/17/2009 — 01/27/2010 ○	11,498
6,500	0.12%, 01/22/2010 ○	6,498
14,113	0.13%, 01/15/2010 — 02/01/2010 ○	14,108
7,750	0.17%, 12/11/2009	7,749
4,000	0.17%, 11/25/2009 ○	4,000
8,000	0.18%, 11/06/2009	8,000

		64,353

	Federal Home Loan Mortgage Corp. — 7.5%
2,000	0.09%, 11/23/2009 ○	2,000
7,907	0.10%, 12/21/2009 — 01/04/2010 ○	7,906
10,828	0.11%, 02/02/2010 ○	10,825
6,000	0.12%, 01/26/2010 ○	5,998
8,113	0.13%, 01/27/2010 ○	8,110
6,000	0.15%, 02/16/2010 ○	5,997
4,296	0.15%, 11/16/2009	4,296
5,000	0.16%, 12/07/2009	4,999
9,500	0.19%, 11/09/2009	9,500
4,500	0.27%, 11/02/2009	4,500

		64,131

	Federal National Mortgage Association — 8.0%
14,630	0.09%, 11/25/2009 — 12/09/2009 ○	14,628
14,500	0.10%, 11/12/2009 — 12/30/2009 ○	14,499
11,250	0.11%, 11/16/2009 ○	11,250
10,525	0.12%, 02/01/2010 — 02/05/2010 ○	10,522
7,250	0.18%, 12/17/2009	7,248
4,250	0.18%, 02/25/2010 ○	4,321
5,000	0.24%, 11/04/2009	5,000

		67,468

	Total U.S. government agencies (cost $195,952)	$195,952

U.S. TREASURY BILLS — 9.6%
$30,000	0.07%, 01/14/2010 ○	$29,996
17,000	0.08%, 01/21/2010 ○	16,997
16,750	0.10%, 01/28/2010 ○	16,747
17,750	0.18%, 11/19/2009 ○	17,748

	Total U.S. treasury bills (cost $81,488)	$81,488

The accompanying notes are an integral part of these financial statements.

3

The Hartford Money Market Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. TREASURY NOTES — 4.2%
$35,750	0.09%, 11/15/2009 ○		$35,811

	Total U.S. treasury notes (cost $35,811)		$35,811

	Total investments (cost $846,416) ▲	99.8%	$846,416
	Other assets and liabilities	0.2%	1,367

	Total net assets	100.0%	$847,783

Note:	Percentage of investments are shown in the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 12.0% of total net assets at October 31, 2009.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2009.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $106,634, which represents 12.58% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Money Market Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Certificates of Deposit	$58,750	$—	$58,750	$—
Commercial Paper	411,963	—	411,963	—
Other Pools and Funds	39,031	39,031	—	—
Repurchase Agreements	23,421	—	23,421	—
U.S. Government Agencies	195,952	—	195,952	—
U.S. Treasury Bills	81,488	—	81,488	—
U.S. Treasury Notes	35,811	—	35,811	—

Total	$846,416	$39,031	$807,385	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Money Market Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $846,416)	$846,416
Receivables:
Fund shares sold	2,598
Dividends and interest	833
Other assets	188

Total assets	850,035

Liabilities:
Payables:
Fund shares redeemed	1,966
Investment management fees	63
Accrued expenses	223

Total liabilities	2,252

Net assets	$847,783

Summary of Net Assets:
Capital stock and paid-in-capital	849,532
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments	(1,749)
Unrealized appreciation of investments	—

Net assets	$847,783

Shares authorized	5,050,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$1.00/$1.00

Shares outstanding	387,058

Net assets	$386,036

Class B: Net asset value per share	$1.00

Shares outstanding	51,335

Net assets	$51,225

Class C: Net asset value per share	$1.00

Shares outstanding	77,101

Net assets	$76,846

Class R3: Net asset value per share	$1.00

Shares outstanding	11,623

Net assets	$11,621

Class R4: Net asset value per share	$1.00

Shares outstanding	251,312

Net assets	$250,995

Class R5: Net asset value per share	$1.00

Shares outstanding	69,503

Net assets	$69,464

Class Y: Net asset value per share	$1.00

Shares outstanding	1,602

Net assets	$1,596

The accompanying notes are an integral part of these financial statements.

6

The Hartford Money Market Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Interest	$4,278

Total investment income	4,278

Expenses:
Investment management fees	4,188
Administrative services fees	410
Transfer agent fees	1,308
Distribution fees
Class A	384
Class B	228
Class C	440
Class R3	1
Class R4	148
Custodian fees	6
Accounting services fees	149
Registration and filing fees	196
Board of Directors’ fees	27
Audit fees	52
Other expenses	683

Total expenses (before waivers and fees paid indirectly)	8,220
Expense waivers	(4,148)
Custodian fee offset	(1)

Total waivers and fees paid indirectly	(4,149)

Total expenses, net	4,071

Net Investment Income	207

Net Realized Gain on Investments:
Net realized gain on investments in securities	101

Net Realized Gain on Investments	101

Net Gain on Investments	101

Net Increase in Net Assets Resulting from Operations	$308

The accompanying notes are an integral part of these financial statements.

7

The Hartford Money Market Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$207	$12,312
Net realized gain (loss) on investments	101	(1,852)

Net Increase In Net Assets Resulting From Operations	308	10,460

Distributions to Shareholders:
From net investment income
Class A	(264)	(8,540)
Class B	(20)	(536)
Class C	(32)	(1,498)
Class R3	(1)	(1)
Class R4	(126)	(1,267)
Class R5	(29)	(119)
Class Y	(2)	(84)

Total distributions	(474)	(12,045)

Capital Share Transactions:
Class A	(100,491)	172,677
Class B	(15,346)	37,462
Class C	(63,317)	80,843
Class R3	11,093	520
Class R4	102,586	131,487
Class R5	60,657	7,617
Class Y	1	(1,106)

Net increase (decrease) from capital share transactions	(4,817)	429,500

Net Increase (Decrease) In Net Assets	(4,983)	427,915
Net Assets:
Beginning of period	852,766	424,851

End of period	$847,783	$852,766

Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$267

The accompanying notes are an integral part of these financial statements.

8

The Hartford Money Market Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Money Market Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold without a front-end sales charge. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 Years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund’s investments are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on the valuation date.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

9

The Hartford Money Market Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

e)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

10

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

f)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 10% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

g)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

h)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Money Market Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$487	$12,123
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(1,749)

Total Accumulated Deficit	$(1,749)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase accumulated net realized gain on investments by $1 and decrease paid-in-capital by $1.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$1,749

Total	$1,749

At October 31, 2009, the Fund utilized $102 of capital loss carryforwards to offset capital gains earned during the year.

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

12

Average Daily Net Assets	Annual Fee
On first $1 billion	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.90%	1.65%	1.65%	1.15%	0.85%	0.65%	0.65%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	0.41%	0.90%	0.95%		0.95%	0.95%
Class B Shares	0.44	1.65	1.70		1.70	1.70
Class C Shares	0.46	1.59	1.69		1.70	1.70
Class R3 Shares	0.24	1.15	1.20	*
Class R4 Shares	0.36	0.85	0.90	*
Class R5 Shares	0.25	0.63	0.60	*
Class Y Shares	0.34	0.52	0.55		0.55	0.55

*	From December 22, 2006 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received contingent deferred sales charges of $590 from the Fund.

13

The Hartford Money Market Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $19. These commissions are in turn paid to sales representatives of the broker/dealers.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. Effective September 1, 2009, the Board of Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s 12b-1 plan. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board of Director’s action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. From October 2008 through March 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $1,286 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

14

5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	1,602
6.	Investment Transactions:

For the year ended October 31, 2009, the costs of purchases and sales of securities (including U.S. Government Obligations) for the Fund were $13,802,639 and $13,812,150, respectively.

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	404,276	228	(504,995)	—	(100,491)	630,595	7,915	(465,833)	—	172,677
Amount	$404,276	$228	$(504,995)	$—	$(100,491)	$630,595	$7,915	$(465,833)	$—	$172,677
Class B
Shares	45,387	18	(60,751)	—	(15,346)	76,206	496	(39,240)	—	37,462
Amount	$45,387	$18	$(60,751)	$—	$(15,346)	$76,206	$496	$(39,240)	$—	$37,462
Class C
Shares	105,775	29	(169,121)	—	(63,317)	238,390	1,260	(158,807)	—	80,843
Amount	$105,775	$29	$(169,121)	$—	$(63,317)	$238,390	$1,260	$(158,807)	$—	$80,843
Class R3
Shares	13,901	1	(2,809)	—	11,093	554	1	(35)	—	520
Amount	$13,901	$1	$(2,809)	$—	$11,093	$554	$1	$(35)	$—	$520
Class R4
Shares	241,491	116	(139,021)	—	102,586	140,651	1,288	(10,452)	—	131,487
Amount	$241,491	$116	$(139,021)	$—	$102,586	$140,651	$1,288	$(10,452)	$—	$131,487
Class R5
Shares	94,014	28	(33,385)	—	60,657	9,570	120	(2,073)	—	7,617
Amount	$94,014	$28	$(33,385)	$—	$60,657	$9,570	$120	$(2,073)	$—	$7,617
Class Y
Shares	—	1	—	—	1	4,020	83	(5,209)	—	(1,106)
Amount	$—	$1	$—	$—	$1	$4,020	$83	$(5,209)	$—	$(1,106)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	4,777	$4,777
For the Year Ended October 31, 2008	3,962	$3,962
8.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

15

The Hartford Money Market Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$1.00	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1.00
B	1.00	—	—	—	—	—	—	—	—	—	1.00
C	1.00	—	—	—	—	—	—	—	—	—	1.00
R3	1.00	—	—	—	—	—	—	—	—	—	1.00
R4	1.00	—	—	—	—	—	—	—	—	—	1.00
R5	1.00	—	—	—	—	—	—	—	—	—	1.00
Y	1.00	—	—	—	—	—	—	—	—	—	1.00

For the Year Ended October 31, 2008
A	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00
B	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00
C	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00
R3	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00
R4	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00
R5	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00
Y	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00

For the Year Ended October 31, 2007
A	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00
B	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00
C	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00
R3(e)	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00
R4(e)	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00
R5(e)	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00
Y	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00

For the Year Ended October 31, 2006
A	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00
B	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00
C	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00
Y	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00

For the Year Ended October 31, 2005
A	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00
B	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00
C	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00
Y	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Commenced operations on December 22, 2006.

(f)	Not annualized.

(g)	Annualized.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average	Ratio of Expenses to Average	Ratio of Expenses to Average
			Net Assets Before Waivers and	Net Assets After Waivers and	Net Assets After Waivers and	Ratio of Net
		Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Investment Income to		Portfolio
Total Return(b)		Period (000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Average Net Assets		Turnover Rate(d)

0.05%		$386,036	0.88%	0.45%	0.41%	0.03%		N/A
0.03		51,225	1.11	0.48	0.44	0.00		— %
0.03		76,846	1.06	0.50	0.46	0.00		—
0.04		11,621	0.79	0.28	0.24	0.00		—
0.06		250,995	0.78	0.40	0.36	0.02		—
0.09		69,464	0.66	0.29	0.25	0.02		—
0.11		1,596	0.58	0.38	0.34	0.09		—

2.31		486,596	0.99	0.90	0.90	2.23		N/A
1.54		66,581	1.71	1.65	1.65	1.40		—
1.60		140,174	1.60	1.60	1.60	1.49		—
2.07		529	1.35	1.15	1.15	1.33		—
2.37		148,465	0.94	0.85	0.85	1.91		—
2.60		8,826	0.63	0.63	0.63	2.09		—
2.69		1,595	0.52	0.52	0.52	2.77		—

4.49		314,872	1.13	0.95	0.95	4.40		N/A
3.71		29,219	1.82	1.70	1.70	3.65		—
3.72		59,575	1.72	1.69	1.69	3.66		—
3.63	(f)	10	1.36 (g)	1.20 (g)	1.20 (g)	4.16	(g)	—
3.95	(f)	17,239	1.01 (g)	0.90 (g)	0.90 (g)	4.49	(g)	—
4.18	(f)	1,229	0.72 (g)	0.60 (g)	0.60 (g)	4.79	(g)	—
4.90		2,707	0.58	0.55	0.55	4.77		—

4.00		207,592	1.14	0.95	0.95	3.95		N/A
3.22		27,995	1.79	1.70	1.70	3.18		—
3.22		16,997	1.76	1.70	1.70	3.20		—
4.34		13,628	0.61	0.55	0.55	4.29		—

1.99		182,308	1.22	0.95	0.95	1.96		N/A
1.23		30,716	1.88	1.70	1.70	1.16		—
1.23		18,790	1.80	1.70	1.70	1.19		—
2.40		16,114	0.61	0.55	0.55	2.47		—

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Money Market Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Money Market Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Money Market Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008–2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Money Market Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006–2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Money Market Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	8.00%
Other Direct Federal Obligations*	4.00%
Other Securities	88.00%

Total	100.00%

QII†	100.00%

*	The income received from federal obligations.

†	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

			Short-Term	Long-Term
	Income		Capital Gain	Capital Gain	Total
Class A	0.001		N/A	N/A	0.001
Class B	0.000	*	N/A	N/A	0.000	*
Class C	0.000	*	N/A	N/A	0.000	*
Class R3	0.000	*	N/A	N/A	0.000	*
Class R4	0.001		N/A	N/A	0.001
Class R5	0.001		N/A	N/A	0.001
Class Y	0.001		N/A	N/A	0.001

*	Per share distribution amounts are less than 0.0005.
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Money Market Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,000.30	$1.31	$1,000.00	$1,023.89	$1.33	0.26%	184	365
Class B	$1,000.00	$1,000.30	$1.31	$1,000.00	$1,023.89	$1.33	0.26	184	365
Class C	$1,000.00	$1,000.30	$1.31	$1,000.00	$1,023.89	$1.33	0.26	184	365
Class R3	$1,000.00	$1,000.30	$1.11	$1,000.00	$1,024.10	$1.12	0.22	184	365
Class R4	$1,000.00	$1,000.30	$1.31	$1,000.00	$1,023.89	$1.33	0.26	184	365
Class R5	$1,000.00	$1,000.30	$1.26	$1,000.00	$1,023.95	$1.28	0.25	184	365
Class Y	$1,000.00	$1,000.30	$1.26	$1,000.00	$1,023.95	$1.28	0.25	184	365

23

The Hartford Money Market Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Money Market Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

24

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and, a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets

25

The Hartford Money Market Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-31 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford Select MidCap Value Fund

The Hartford Select MidCap Value Fund

The Hartford Select MidCap Value Fund inception 04/29/2005

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks long-term capital appreciation.
Performance Overview(1) 4/29/05 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell MidCap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rate. These stocks are also members of the Russell 1000 Value Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4) (as of 10/31/09)

	1	Since
	Year	Inception

Select MidCap Value A#	16.60%	-1.52%
Select MidCap Value A##	10.19%	-2.75%
Select MidCap Value B#	16.28%	-2.09%
Select MidCap Value B##	11.28%	-2.45%
Select MidCap Value C#	16.00%	-2.17%
Select MidCap Value C##	15.00%	-2.17%
Select MidCap Value Y#	16.95%	-1.21%
Russell MidCap Value Index	14.52%	0.38%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Kurt Cubbage, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Select MidCap Value Fund returned 16.60%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmark, the Russell Midcap Value Index, returned 14.52% while the average return of the Lipper Mid-Cap Value Funds category, a group of funds with investment strategies similar to those of the Fund, was 18.99%.
Why did the Fund perform this way?
From November through early March, the Fund’s performance was primarily driven by positive security selection, especially in the Consumer Discretionary sector. After March 9th a low-profitability, low-quality stock rally led the market out of the bottom. This rally impacted the Fund’s performance since it seeks to invest only in high-quality, profitable stocks. As a result, security selection was a detractor for the remainder of the period. However, the effects of security selection were mitigated by positive sector allocation which benefited the Fund’s performance.
Among the largest contributors to relative(i.e. performance of the Fund as measured against the benchmark) performance were overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocations to XL Capital (Financials) and Jones Apparel (Consumer Discretionary). XL Capital rose following the U.S. Department of the Treasury’s announcement of a plan to buy ‘bad assets’ from banks and other financial institutions. Jones Apparel rose after reporting first quarter results

2

that were viewed favorably given the difficult economic environment.
Among the largest detractors from relative performance were overweight allocations to Huntington Bancshares (Financials) and Lexmark International (Information Technology). Huntington Bancshares dropped as investors continued to be concerned about issues related to Franklin Credit, a subprime mortgage lender the company acquired in 2007. Lexmark declined after it reported that first quarter profits had fallen and that it would need to cut more jobs and close plants due to declining demand.
What is the outlook?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market-high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. In March investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter. Within equities investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and S&P 600 Small Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 Index stocks outperformed their higher quality peers.
We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
The Fund invests in companies that have compelling stock characteristics versus the Russell Midcap Value Index. The Fund’s systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell Midcap Value Index over the long term.
At a meeting held on November 5, 2009, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved a Form of Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of The Hartford Select MidCap Value Fund (“Select MidCap Value Fund”), a series of the Company, into The Hartford MidCap Growth Fund (“MidCap Growth Fund”), another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about February 19, 2010, or on such date as the officers of the Company determine.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.7%
Banks (Financials)	4.0
Capital Goods (Industrials)	7.8
Commercial & Professional Services (Industrials)	1.5
Consumer Durables & Apparel (Consumer Discretionary)	3.0
Consumer Services (Consumer Discretionary)	1.6
Diversified Financials (Financials)	2.6
Energy (Energy)	6.8
Food, Beverage & Tobacco (Consumer Staples)	5.3
Health Care Equipment & Services (Health Care)	4.2
Insurance (Financials)	9.7
Materials (Materials)	10.1
Media (Consumer Discretionary)	2.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	1.3
Real Estate (Financials)	10.0
Retailing (Consumer Discretionary)	7.4
Semiconductors & Semiconductor Equipment (Information Technology)	3.3
Software & Services (Information Technology)	3.0
Technology Hardware & Equipment (Information Technology)	3.4
Telecommunication Services (Services)	1.7
Transportation (Industrials)	0.5
Utilities (Utilities)	7.3
Short-Term Investments	2.5
Other Assets and Liabilities	—

Total	100.0%

3

The Hartford Select MidCap Value Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 97.5%
	Automobiles & Components — 0.7%
7	Thor Industries, Inc.	$170
9	TRW Automotive Holdings Corp. •	141

		311

	Banks — 4.0%
3	BOK Financial Corp.	133
50	Fifth Third Bankcorp	448
1	First Citizens Bancshares Class A	183
12	First Horizon National Corp.	148
10	Hudson City Bancorp, Inc.	128
29	Keycorp	157
38	Regions Financial Corp.	182
10	SunTrust Banks, Inc.	187
30	Synovus Financial Corp.	68
17	Zion Bancorp	237

		1,871

	Capital Goods — 7.8%
6	AGCO Corp. •	163
5	Carlisle Cos., Inc.	165
6	Cooper Industries plc Class A	236
5	Cummins, Inc.	198
4	Dover Corp.	132
7	Eaton Corp.	420
3	Hubbell, Inc. Class B	140
7	ITT Corp.	358
3	Joy Global, Inc.	172
5	L-3 Communications Holdings, Inc.	354
10	Oshkosh Corp.	325
7	Parker-Hannifin Corp.	349
5	Quanta Services, Inc. •	112
5	Rockwell Automation, Inc.	221
8	Thomas & Betts Corp. •	284

		3,629

	Commercial & Professional Services — 1.5%
6	Manpower, Inc.	261
9	Pitney Bowes, Inc.	225
11	R.R. Donnelley & Sons Co.	215

		701

	Consumer Durables & Apparel — 3.0%
6	Fortune Brands, Inc.	218
7	Garmin Ltd.	221
4	Mohawk Industries, Inc. •	167
9	Newell Rubbermaid, Inc.	124
—	NVR, Inc. •	187
4	Phillips Van-Heusen Corp.	157
2	Polo Ralph Lauren Corp.	167
2	V.F. Corp.	142

		1,383

	Consumer Services — 1.6%
10	International Game Technology	180
9	Marriott International, Inc. Class A	224
5	Penn National Gaming, Inc. •	118
8	Starwood Hotels & Resorts	224

		746

	Diversified Financials — 2.6%
25	Discover Financial Services, Inc.	352
19	Interactive Brokers Group •	309
7	Invesco Ltd.	142
17	Raymond James Financial, Inc.	411

		1,214

	Energy — 6.8%
4	Comstock Resources, Inc. •	165
7	ENSCO International, Inc.	311
7	Exterran Holdings, Inc. •	143
8	Massey Energy Co.	227
5	Murphy Oil Corp.	302
17	Nabors Industries Ltd. •	352
8	Oil States International, Inc. •	289
9	Plains Exploration & Production Co. •	225
7	Pride International, Inc. •	213
8	Rowan Companies, Inc.	184
—	Seahawk Drilling, Inc. •	13
7	Smith International, Inc.	183
11	Southern Union Co.	217
11	Spectra Energy Corp.	201
3	Whiting Petroleum Corp. •	169

		3,194

	Food, Beverage & Tobacco — 5.3%
7	Brown-Forman Corp.	354
6	Bunge Ltd. Finance Corp.	320
4	Campbell Soup Co.	137
18	Constellation Brands, Inc. Class A •	288
9	Dr. Pepper Snapple Group •	248
5	H.J. Heinz Co.	195
4	Hershey Co.	166
6	Hormel Foods Corp.	233
3	J.M. Smucker Co.	145
3	Molson Coors Brewing Co.	140
21	Sara Lee Corp.	235

		2,461

	Health Care Equipment & Services — 4.2%
14	CIGNA Corp.	381
12	Hill-Rom Holdings, Inc.	233
24	Hologic, Inc. •	355
3	Humana, Inc. •	126
10	IMS Health, Inc.	169
6	Kinetic Concepts, Inc. •	182
3	MEDNAX, Inc. •	156
11	Omnicare, Inc.	243
3	Universal Health Services, Inc. Class B	145

		1,990

	Insurance — 9.7%
—	Alleghany Corp. •	109
5	Allied World Assurance Holdings Ltd.	228
7	American Financial Group, Inc.	177
6	AON Corp.	219
3	Arch Capital Group Ltd. •	229
6	Aspen Insurance Holdings Ltd.	163
4	Assurant, Inc.	132
6	Axis Capital Holdings Ltd.	159
7	Cincinnati Financial Corp.	178
17	CNA Financial Corp. •	361
5	Endurance Specialty Holdings Ltd.	165
5	Erie Indemnity Co.	162
4	Everest Re Group Ltd.	386
3	PartnerRe Ltd.	222
35	Progressive Corp.	565
6	Transatlantic Holdings, Inc.	308
10	W.R. Berkley Corp.	237
1	White Mountains Insurance Group Ltd.	186
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 97.5% — (continued)
	Insurance — 9.7% — (continued)
22	XL Capital Ltd. Class A	$354

		4,540

	Materials — 10.1%
25	AK Steel Holding Corp.	400
21	Cliff’s Natural Resources, Inc.	740
8	Compass Minerals Group, Inc.	502
6	FMC Corp.	317
17	Huntsman Corp.	134
31	International Paper Co.	680
6	Intrepid Potash, Inc. •	160
1	Martin Marietta Materials, Inc.	105
6	Owens-Illinois, Inc. •	175
8	Pactiv Corp. •	176
5	PPG Industries, Inc.	279
10	Reliance Steel & Aluminum	361
16	Steel Dynamics, Inc.	215
9	Temple-Inland, Inc.	139
10	United States Steel Corp.	338

		4,721

	Media — 2.3%
29	CBS Corp. Class B	339
20	Gannett Co., Inc.	197
13	Liberty Global, Inc. •	261
5	Meredith Corp.	122
—	Washington Post Co. Class B	140

		1,059

	Pharmaceuticals, Biotechnology & Life Sciences — 1.3%
6	Endo Pharmaceuticals Holdings, Inc. •	134
12	Forest Laboratories, Inc. •	335
9	PerkinElmer, Inc.	162

		631

	Real Estate — 10.0%
4	Alexandria Real Estate Equities, Inc.	233
51	Annaly Capital Management, Inc.	864
2	Avalonbay Communities, Inc.	131
5	Boston Properties, Inc.	289
8	Corporate Office Properties	256
26	Duke Realty, Inc.	294
2	Essex Property Trust, Inc.	136
9	Federal Realty Investment Trust	537
5	Health Care, Inc.	242
7	Hospitality Properties Trust	135
13	Host Hotels & Resorts, Inc.	127
15	Kimco Realty Corp.	187
7	Liberty Property Trust	200
16	Plum Creek Timber Co., Inc.	498
8	Realty Income Corp.	176
4	Ventas, Inc.	149
11	Weingarten Realty Investments	211

		4,665

	Retailing — 7.4%
10	Abercrombie & Fitch Co. Class A	315
10	AutoNation, Inc. •	169
23	Chico’s FAS, Inc. •	269
13	J.C. Penney Co., Inc.	431
26	Liberty Media — Interactive A •	291
20	Limited Brands, Inc.	359
26	Macy’s, Inc.	453
50	Office Depot, Inc. •	304
3	Sears Holdings Corp. •	200
3	Sherwin-Williams Co.	154
9	Tiffany & Co.	358
10	Williams-Sonoma, Inc.	178

		3,481

	Semiconductors & Semiconductor Equipment — 3.3%
66	Advanced Micro Devices, Inc. •	301
30	Atmel Corp. •	111
27	Integrated Device Technology, Inc. •	158
10	Intersil Corp.	119
4	KLA-Tencor Corp.	133
43	LSI Corp. •	219
8	Marvell Technology Group Ltd. •	103
36	Micron Technology, Inc. •	243
16	PMC — Sierra, Inc. •	139

		1,526

	Software & Services — 3.0%
7	Amdocs Ltd. •	166
9	Autodesk, Inc. •	214
17	Broadridge Financial Solutions, Inc.	362
10	CA, Inc.	213
25	Novell, Inc. •	100
10	Nuance Communications, Inc. •	126
10	Synopsys, Inc. •	225

		1,406

	Technology Hardware & Equipment — 3.4%
21	Ciena Corp. •	243
5	CommScope, Inc. •	127
54	JDS Uniphase Corp. •	304
11	Lexmark International, Inc. ADR •	274
7	SanDisk Corp. •	138
13	Sun Microsystems, Inc. •	108
29	Tellabs, Inc. •	172
34	Xerox Corp.	254

		1,620

	Telecommunication Services — 1.7%
13	CenturyTel, Inc.	417
7	NII Holdings, Inc. Class B •	191
21	Windstream Corp.	201

		809

	Transportation — 0.5%
4	Con-way, Inc.	132
11	Hertz Global Holdings, Inc. •	98

		230

	Utilities — 7.3%
10	AES Corp. •	126
13	CenterPoint Energy, Inc.	159
14	CMS Energy Corp.	189
4	Consolidated Edison, Inc.	144
7	DPL, Inc.	167
8	Great Plains Energy, Inc.	138
15	Mirant Corp. •	211
17	N.V. Energy, Inc.	198
3	National Fuel Gas Co.	127
7	NRG Energy, Inc. •	149
5	OGE Energy Corp.	160
5	Oneok, Inc.	188
5	Pinnacle West Capital Corp.	160
7	Progress Energy, Inc.	248
7	SCANA Corp.	223
5	Sempra Energy	270
The accompanying notes are an integral part of these financial statements.

5

The Hartford Select MidCap Value Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 97.5% — (continued)
	Utilities — 7.3% — (continued)
6	UGI Corp.		$153
3	Wisconsin Energy Corp.		125
16	Xcel Energy, Inc.		309

			3,444

	Total common stocks (cost $42,163)		$45,632

	Total long-term investments (cost $42,163)		$45,632

SHORT-TERM INVESTMENTS — 2.5%
	Repurchase Agreements — 2.3%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/02/2009 in the amount of $555, collateralized by U.S. Treasury Bond 5.25% — 7.88%, 2021 — 2029, value of $575)
$555	0.06%, 10/30/2009		$555

RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $279, collateralized by U.S. Treasury Bond 5.00%, 2037, U.S. Treasury Note 3.13% — 4.63%, 2013 — 2017, value of $285)

279	0.06%, 10/30/2009		279
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/02/2009 in the amount of $256, collateralized by U.S. Treasury Note 1.50%, 2010, value of $259)
256	0.04%, 10/30/2009		256

			1,090

	U.S. Treasury Bills — 0.2%
110	0.07%, 1/14/2010□¡		110

	Total short-term investments (cost $1,200)		$1,200

	Total investments (cost $43,363) ▲	100.0%	$46,832
	Other assets and liabilities	—%	(19)

	Total net assets	100 .0%	$46,813

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $44,301 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,919
Unrealized Depreciation	(3,388)

Net Unrealized Appreciation	$2,531

•	Currently non-income producing.

¡	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at October 31, 2009.
Futures Contracts Outstanding at October 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
S&P Mid 400 Mini	16	Long	Dec 2009	$(24)

*	The number of contracts does not omit 000’s.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

6

The Hartford Select MidCap Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$45,632	$45,632	$—	$—
Short-Term Investments	1,200	—	1,200	—

Total	$46,832	$45,632	$1,200	$—

Liabilities:
Other Financial Instruments *	$24	$24	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Select MidCap Value Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $43,363)	$46,832
Cash	—
Receivables:
Fund shares sold	6
Dividends and interest	18
Other assets	32

Total assets	46,888

Liabilities:
Payables:
Fund shares redeemed	21
Investment management fees	6
Distribution fees	1
Variation margin	28
Accrued expenses	19

Total liabilities	75

Net assets	$46,813

Summary of Net Assets:
Capital stock and paid-in-capital	83,098
Accumulated undistributed net investment income	353
Accumulated net realized loss on investments	(40,083)
Unrealized appreciation of investments	3,445

Net assets	$46,813

Shares authorized	800,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.69/$8.14

Shares outstanding	2,016

Net assets	$15,507

Class B: Net asset value per share	$7.54

Shares outstanding	270

Net assets	$2,036

Class C: Net asset value per share	$7.54

Shares outstanding	393

Net assets	$2,962

Class Y: Net asset value per share	$7.69

Shares outstanding	3,423

Net assets	$26,308

The accompanying notes are an integral part of these financial statements.

8

The Hartford Select MidCap Value Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$1,117
Interest	4
Securities lending	16
Less: Foreign tax withheld	—

Total investment income	1,137

Expenses:
Investment management fees	314
Transfer agent fees	102
Distribution fees
Class A	35
Class B	19
Class C	26
Custodian fees	10
Accounting services fees	5
Registration and filing fees	43
Board of Directors’ fees	3
Audit fees	7
Other expenses	15

Total expenses (before waivers and fees paid indirectly)	579
Expense waivers	(94)
Transfer agent fee waivers	(46)
Custodian fee offset	—

Total waivers and fees paid indirectly	(140)

Total expenses, net	439

Net Investment Income	698

Net Realized Loss on Investments and Other Financial Instruments:
Net realized loss on investments in securities	(17,829)
Net realized loss on futures	(50)

Net Realized Loss on Investments and Other Financial Instruments	(17,879)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	22,870
Net unrealized appreciation of futures	42

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	22,912

Net Gain on Investments and Other Finanical Instruments	5,033

Net Increase in Net Assets Resulting from Operations	$5,731

The accompanying notes are an integral part of these financial statements.

9

The Hartford Select MidCap Value Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$698	$907
Net realized loss on investments and other financial instruments	(17,879)	(21,827)
Net unrealized appreciation (depreciation) of investments and other financial instruments	22,912	(15,059)

Net Increase (Decrease) In Net Assets Resulting From Operations	5,731	(35,979)

Distributions to Shareholders:
From net investment income
Class A	(228)	(34)
Class B	(17)	—
Class C	(11)	—
Class Y	(524)	(316)
From net realized gain on investments
Class A	—	(3,926)
Class B	—	(445)
Class C	—	(831)
Class Y	—	(5,606)

Total distributions	(780)	(11,158)

Capital Share Transactions:
Class A	(2,232)	(7,322)
Class B	(350)	(200)
Class C	(121)	(2,568)
Class Y	(3,127)	(814)

Net decrease from capital share transactions	(5,830)	(10,904)

Net Decrease In Net Assets	(879)	(58,041)
Net Assets:
Beginning of period	47,692	105,733

End of period	$46,813	$47,692

Accumulated undistributed (distribution in excess of) net investment income (loss)	$353	$511

The accompanying notes are an integral part of these financial statements.

10

The Hartford Select MidCap Value Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Select MidCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

11

The Hartford Select MidCap Value Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.
Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.
Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.
Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.
Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.
Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

12

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

e)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

f)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the

13

The Hartford Select MidCap Value Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

g)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

h)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location
Equity contracts		Summary of Net Assets — Unrealized depreciation	$24
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.
Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$—	$—	$(50)	$—	$—	$(50)

Total	$—	$—	$(50)	$—	$—	$(50)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	—	—	42	—	—	$42

Total	$—	$—	$42	$—	$—	$42

i)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law.

14

In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. As of October 31, 2009, there were no outstanding purchased or written option contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

15

The Hartford Select MidCap Value Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$780	$6,729
Long-Term Capital Gains *	—	4,429

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$353
Accumulated Capital Losses *	(39,169)
Unrealized Appreciation †	2,531

Total Accumulated Deficit	$(36,285)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated undistributed net investment income by $76, increase accumulated net realized gain on investments by $81, and decrease paid-in-capital by $5.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$21,002
2017	18,167

Total	$39,169

16

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
5.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.30%	2.05%	2.05%	0.90%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, this amount is included in the Statement of Operations.

17

The Hartford Select MidCap Value Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005
Class A Shares	1.11%	1.28%	1.32%	1.50%	1.54	%*
Class B Shares	1.53	1.79	2.00	2.25	2.29	*
Class C Shares	1.70	1.97	2.07	2.25	2.29	*
Class Y Shares	0.90	0.88	0.83	1.11	1.14	*

*	From April 29, 2005 (commencement of operations), through October 31, 2005.
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $43 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $6. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $58 for providing such services. These fees are accrued daily and paid monthly.

18

6.	Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$45,638
Sales Proceeds Excluding U.S. Government Obligations	51,669
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	445	37	(865)	—	(383)	673	369	(1,867)	—	(825)
Amount	$2,873	$223	$(5,328)	$—	$(2,232)	$6,335	$3,806	$(17,463)	$—	$(7,322)
Class B
Shares	53	3	(114)	—	(58)	64	42	(139)	—	(33)
Amount	$330	$16	$(696)	$—	$(350)	$589	$424	$(1,213)	$—	$(200)
Class C
Shares	138	2	(160)	—	(20)	82	80	(443)	—	(281)
Amount	$899	$11	$(1,031)	$—	$(121)	$751	$805	$(4,124)	$—	$(2,568)
Class Y
Shares	52	88	(703)	—	(563)	431	573	(1,429)	—	(425)
Amount	$393	$524	$(4,044)	$—	$(3,127)	$4,412	$5,922	$(11,148)	$—	$(814)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	5	$35
For the Year Ended October 31, 2008	3	$25
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

The Hartford Select MidCap Value Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
10.	Subsequent Events:

At a meeting held on November 5, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Form of Agreement and Plan of Reorganization that provides for the tax-free reorganization of the Fund into The Hartford MidCap Growth Fund, another series of the Company. The reorganization does not require shareholder approval. The reorganization is expected to occur on or about February 19, 2010 or on such date as the officers of the Company determine.

Effective as of the close of business on December 11, 2009, in anticipation of the reorganization, shares of Classes A, B, C, and Y of the Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

20

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21

The Hartford Select MidCap Value Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$6.70	$0.11	$—	$0.98	$1.09	$(0.10)	$—	$—	$(0.10)	$0.99	$7.69
B	6.54	0.08	—	0.97	1.05	(0.05)	—	—	(0.05)	1.00	7.54
C	6.53	0.06	—	0.98	1.04	(0.03)	—	—	(0.03)	1.01	7.54
Y	6.72	0.12	—	0.98	1.10	(0.13)	—	—	(0.13)	0.97	7.69

For the Year Ended October 31, 2008
A	12.17	0.11	—	(4.34)	(4.23)	(0.01)	(1.23)	—	(1.24)	(5.47)	6.70
B	11.96	0.04	—	(4.23)	(4.19)	—	(1.23)	—	(1.23)	(5.42)	6.54
C	11.95	0.01	—	(4.20)	(4.19)	—	(1.23)	—	(1.23)	(5.42)	6.53
Y	12.21	0.14	—	(4.34)	(4.20)	(0.06)	(1.23)	—	(1.29)	(5.49)	6.72

For the Year Ended October 31, 2007
A	12.41	0.05	—	0.21	0.26	—	(0.50)	—	(0.50)	(0.24)	12.17
B	12.28	(0.04)	—	0.22	0.18	—	(0.50)	—	(0.50)	(0.32)	11.96
C	12.28	(0.04)	—	0.21	0.17	—	(0.50)	—	(0.50)	(0.33)	11.95
Y	12.40	0.03	—	0.28	0.31	—	(0.50)	—	(0.50)	(0.19)	12.21

For the Year Ended October 31, 2006
A	10.79	—	—	1.87	1.87	(0.01)	(0.24)	—	(0.25)	1.62	12.41
B	10.75	(0.10)	—	1.87	1.77	—	(0.24)	—	(0.24)	1.53	12.28
C	10.75	(0.09)	—	1.86	1.77	—	(0.24)	—	(0.24)	1.53	12.28
Y	10.81	0.07	—	1.81	1.88	(0.05)	(0.24)	—	(0.29)	1.59	12.40

From (commencement of operations)April 29, 2005, through October 31, 2005
A(e)	10.00	—	—	0.79	0.79	—	—	—	—	0.79	10.79
B(e)	10.00	(0.03)	—	0.78	0.75	—	—	—	—	0.75	10.75
C(e)	10.00	(0.03)	—	0.78	0.75	—	—	—	—	0.75	10.75
Y(e)	10.00	0.02	—	0.79	0.81	—	—	—	—	0.81	10.81

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Commenced operations on April 29, 2005.

(f)	Not annualized.

(g)	Annualized.

22

- Ratios and Supplemental Data -

		Ratio of Expenses to Average		Ratio of Expenses to Average		Ratio of Expenses to Average
		Net Assets Before Waivers and		Net Assets After Waivers and		Net Assets After Waivers and		Ratio of Net Investment
	Net Assets at End	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio
Total Return(b)	of Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Turnover Rate(d)

16.60%	$15,507	1.69%		1.11%		1.11%		1.61%		111%
16.28	2,036	2.77		1.53		1.53		1.19		—
16.00	2,962	2.59		1.70		1.70		0.98		—
16.95	26,308	0.95		0.90		0.90		1.82		—

(38.30)	16,071	1.44		1.28		1.28		0.95		194
(38.65)	2,147	2.43		1.79		1.79		0.43		—
(38.68)	2,695	2.25		1.97		1.97		0.26		—
(38.03)	26,779	0.88		0.88		0.88		1.34		—

2.16	39,238	1.42		1.33		1.33		0.38		209
1.51	4,322	2.35		2.01		2.01		(0.29)		—
1.42	8,300	2.17		2.07		2.07		(0.36)		—
2.58	53,873	0.84		0.83		0.83		0.83		—

17.66	47,937	1.69		1.55		1.55		(0.10)		63
16.79	4,137	2.67		2.30		2.30		(0.84)		—
16.79	7,417	2.53		2.30		2.30		(0.84)		—
17.79	20,025	1.33		1.15		1.15		0.26		—

7.90 (f)	22,423	1.67	(g)	1.55	(g)	1.55	(g)	(0.08	)(g)	30
7.50 (f)	1,714	2.64	(g)	2.30	(g)	2.30	(g)	(0.92	)(g)	—
7.50 (f)	2,885	2.53	(g)	2.30	(g)	2.30	(g)	(0.96	)(g)	—
8.10 (f)	541	1.36	(g)	1.15	(g)	1.15	(g)	0.37	(g)	—

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Select MidCap Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Select MidCap Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

24

The Hartford Select MidCap Value Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008–2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995–2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Select MidCap Value Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006–2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008

Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

26

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006

Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009

Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov . The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Select MidCap Value Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.095	N/A	N/A	0.095
Class B	0.051	N/A	N/A	0.051
Class C	0.027	N/A	N/A	0.027
Class Y	0.131	N/A	N/A	0.131
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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The Hartford Select MidCap Value Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,218.70	$6.43	$1,000.00	$1,019.41	$5.85	1 .15%	184	365
Class B	$1,000.00	$1,218.10	$9.00	$1,000.00	$1,017.09	$8.19	1 .61	184	365
Class C	$1,000.00	$1,216.10	$9.89	$1,000.00	$1,016.28	$9.00	1 .77	184	365
Class Y	$1,000.00	$1,222.60	$5.04	$1,000.00	$1,020.67	$4.58	0 .90	184	365

29

The Hartford Select MidCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Select MidCap Value Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record. The Board considered information indicating that the Fund had underperformed relative to its peers and benchmark for certain periods, and HIFSCO’s initiatives over the course of the year to address performance issues.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

31

The Hartford Select MidCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality

32

services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-32 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Select SmallCap Value Fund

The Hartford Select SmallCap Value Fund inception 07/31/2006
(subadvised by:	Kayne Anderson Rudnick Investment Management, LLC	Investment objective – Seeks capital appreciation.
Metropolitan West Capital Management, LLC
SSgA Funds Management, Inc.
Performance Overview(1) 7/31/06 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
7/01 01 / 0 / 1 0 / 1 0 / Select SmallCap Value A Russell 2000 Value Index $9,450 starting value $10,000 starting value (2) $8,212 ending value $7,898 ending value
Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4) (as of 10/31/09)

	1	Since
	Year	Inception

Select SmallCap Value A#	8.28%	-4.22%
Select SmallCap Value A##	2.32%	-5.87%
Select SmallCap Value B#	7.74%	-4.95%
Select SmallCap Value B##	2.74%	-5.78%
Select SmallCap Value C#	7.66%	-4.94%
Select SmallCap Value C##	6.66%	-4.94%
Select SmallCap Value Y#	8.85%	-3.90%
Russell 2000 Value Index	1.96%	-6.99%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Kayne Anderson Rudnick Investment
Management, LLC	Metropolitan West Capital Management, LLC	SSgA Funds Management, Inc.

Robert A. Schwarzkopf	Samir Sikka	William H. DeRoche, CFA
Chief Investment Officer	Senior Vice President	Principal

Craig Stone		Chuck Martin
Senior Research Analyst		Principal

Julie Kutasov
Senior Research Analyst
How did the fund perform?
The Class A shares of The Hartford Select SmallCap Value Fund returned 8.28%, before sales charge, for the twelve-month period ended October 31, 2009, outperforming the 1.96% return of the Russell 2000 Value Index and underperforming the 11.52% return of the average fund in the Lipper Small-Cap Value peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2009, was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. The broad U.S. equity market continued to decline until the early March lows, when it began to sharply rebound all the way through mid October. Within the Russell

2

2000 Value Index, there was a wide spread of returns in the various sectors. Seven out of ten sectors posted positive returns for the period, led by Materials (35.2%), Information Technology (30.4%) and Consumer Discretionary (26.2%). The Financials (-14.2%) and Energy (-8.6%) sectors declined the most for the period.
Stock selection was the primary driver of the Fund’s performance relative to the benchmark during the period. World Fuel Services Corporation (Energy), Tempur-Pedic International (Consumer Discretionary) and VeriFone Holdings (Information Technology) were top relative (i.e. performance of the Fund as measured against the benchmark) performers. World Fuel Services, a company involved in the marketing and sale of marine, aviation, and land fuel products, reported strong earnings throughout the period. This was largely driven by its acquisitions of Texor Petroleum Company in June 2008 and two fuel distribution businesses, Henty Oil Group and TGS Petroleum, Inc. in early 2009. World Fuel Services also recently announced a two for one stock split. Tempur-Pedic, which was one of our worst performers in 2008, boosted its gross margin and beat analysts’ expectations during the period due to lower costs and declining selling and marketing expenses, this in response to reduced consumer discretionary spending. A producer of point-of-sale scanners, VeriFone Holdings had sold off excessively toward the end of 2008 in conjunction with the retail slowdown. VeriFone remains the global leader in its business, is generating strong cash flow and stands to benefit over the coming years from growth of non-cash payment methods (credit and debit cards) and the proliferation of new products, from point-of-sale terminals in cabs to handheld scanners in restaurants. From its low in December 2008 to the end of October 2009, shares of VeriFone have gained over 300%.
Detractors from performance included Cathay General Bancorp (Financials) and Zions Bancorp (Financials). Regional banks Cathay General and Zions both decreased on concerns over commercial real estate losses and their balance sheets caused by the challenging financial credit conditions.
What is the outlook?
The worst of the economic pain is likely behind us as the massive policy response from the U.S. Treasury Department and the Federal Reserve has led to an improved credit environment, although not yet a completely healthy one. We believe the full impact of the U.S. government stimulus program will take hold gradually and, while economic growth will turn positive, we expect it to be slower than normal over the next few years. Equity markets could do well in this environment. Slow, steady growth accompanied by relatively low and non-volatile interest rates could be positive for corporate earnings. We also believe that equity returns should beat most fixed income alternatives as investors begin to reinvest their low-yielding cash positions in the stock market.
Currently, the Fund’s overweight positions (i.e. the Fund’s sector position was greater than the benchmark position) relative to the benchmark were in Industrials and Health Care. Conversely, the Fund’s largest underweight position (i.e. the Fund’s sector position was less than the benchmark position) relative to the benchmark continues to be in Financials. We believe that the complementary style of the three sub-advisers provides the Fund with a well positioned portfolio in this environment to add value relative to the market and its peers.
At October 31, 2009, 33% of the Fund’s assets were managed by Kayne Anderson Rudnick Investment Management, 35% were managed by Metropolitan West Capital Management and 32% were managed by SSgA Funds Management.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets

Automobiles & Components (Consumer Discretionary)	0.7%
Banks (Financials)	7.5
Capital Goods (Industrials)	10.1
Commercial & Professional Services (Industrials)	8.2
Consumer Durables & Apparel (Consumer Discretionary)	4.0
Consumer Services (Consumer Discretionary)	3.4
Consumer Staples (Industrials)	0.0
Diversified Financials (Financials)	5.5
Energy (Energy)	6.7
Food & Staples Retailing (Consumer Staples)	0.1
Food, Beverage & Tobacco (Consumer Staples)	1.9
Health Care Equipment & Services (Health Care)	7.0
Household & Personal Products (Consumer Staples)	2.6
Insurance (Financials)	4.4
Materials (Materials)	3.4
Media (Consumer Discretionary)	0.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.2
Real Estate (Financials)	4.7
Retailing (Consumer Discretionary)	2.6
Semiconductors & Semiconductor Equipment (Information Technology)	1.6
Software & Services (Information Technology)	7.2
Technology Hardware & Equipment (Information Technology)	5.2
Telecommunication Services (Services)	0.7
Transportation (Industrials)	3.3
Utilities (Utilities)	2.8
Short-Term Investments	3.7
Other Assets and Liabilities	0.1

Total	100.0%

3

The Hartford Select SmallCap Value Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7%
	Automobiles & Components — 0.7%
5	Dana Holding Corp. •	$26
6	Modine Manufacturing Co.	66
12	Spartan Motors, Inc.	61
1	Standard Motor Products	7
2	Stoneridge, Inc. •	11
1	Superior Industries International	12
2	Tenneco Automotive, Inc. •	22
16	Thor Industries, Inc.	406

		611

	Banks — 7.0%
1	Alliance Financial Corp.	17
—	Ames National Corp.	6
2	Arrow Financial Corp.	50
—	Astoria Financial Corp.	3
4	Banco Latinoamericano de Exportaciones S.A. ADR Class E	62
—	Bank of Marin Bancorp	5
1	Bank of the Ozarks, Inc.	18
3	Bankfinancial Corp.	31
—	Bar HBR Bancshares	3
—	Bridge Bancorp, Inc.	4
—	Brooklyn Federal Bancorp, Inc.	5
1	Bryn Mawr Bank Corp.	19
2	Camden National Corp.	60
76	Cathay General Bancorp	671
—	Century Bancorp, Inc.	4
2	Chemical Financial Corp.	48
2	Citizens & Northern Corp.	27
—	Citizens Holdings Co.	3
60	Citizens Republic Bancorp, Inc. •	36
2	City Holding Co.	71
2	Clifton Savings Bancorp, Inc.	19
1	CNB Financial Corp.	8
1	Community Bank System, Inc.	11
1	Community Trust Bancorp, Inc.	12
71	CVB Financial Corp.	569
5	Dime Community Bancshares	51
3	East West Bancorp, Inc.	23
—	ESB Financial Corp.	5
1	Farmers Capital Bank Corp.	11
—	Financial Institutions	3
2	First Bancorp North Carolina	28
1	First Bancorp, Inc.	20
3	First Commonwealth Financial Corp.	16
—	First Community Bancshares	6
1	First Defiance Financial Corp.	9
—	First Financial Bankshares, Inc.	10
1	First Financial Holdings	17
6	First Financial Northwest	36
1	First Long Island Corp.	13
8	FirstMerit Corp.	143
2	Flushing Financial Corp.	18
16	FNB Corp.	110
5	Fox Chase Bancorp, Inc. •	46
—	German American Bancorp, Inc.	6
4	Glacier Bancorp	50
2	Great Southern Bancorp, Inc.	53
1	Hancock Holding Co.	43
—	Home Bancorp, Inc. •	2
1	Home Bancshares, Inc.	26
—	Iberiabank Corp.	9
40	International Bancshares Corp.	594
4	Investors Bancorp, Inc. •	39
4	Kearny Financial Corp.	43
5	Lakeland Bancorp, Inc.	33
1	Lakeland Financial Corp.	27
2	MainSource Financial Group, Inc.	10
—	MB Financial, Inc.	5
—	Merchants Bancshares	7
1	MGIC Investment Corp. •	6
—	NASB Financial, Inc.	10
1	National Bankshares, Inc.	14
10	National Penn Bancshares, Inc.	54
4	NBT Bancorp	81
2	Newalliance Bancs	20
2	Northfield Bancorp, Inc.	27
4	Oceanfirst Financial Corp.	33
1	Ocwen Financial Corp. •	15
—	Ohio Valley Banccorp	3
4	Old National Bankcorp	36
6	Oriental Financial Group, Inc.	66
—	Orrstown Financial Services, Inc.	8
15	Pacific Capital Bancorp	20
—	Park National Corp.	23
1	Peapack-Gladstone Financial	17
2	Peoples Bancorp, Inc.	20
2	Prosperity Bancshares, Inc.	59
3	Provident Financial Services, Inc.	33
4	Renasant Corp.	51
3	Republic Bancorp, Inc.	57
—	Rockville Financial, Inc.	3
3	S&T Bancorp, Inc.	42
1	S.Y. Bancorp, Inc.	27
4	Santander Bancorp •	40
1	SCBT Financial Corp.	26
1	Simmons First National Corp.	41
3	Southside Bancshares, Inc.	65
—	State Bancorp, Inc.	3
3	Sterling Bancorp NY	17
8	Sterling Bancshares, Inc.	44
11	Suffolk Bancorp	298
—	SVB Financial Group •	19
99	Synovus Financial Corp.	220
2	Towne Bank	29
2	Trustco Bank Corp.	11
6	Trustmark Corp.	116
66	UCBH Holdings, Inc.	65
3	UMB Financial Corp.	110
3	United Bankshares, Inc.	45
3	United Financial Bancorp, Inc.	39
2	Univest Corp.	31
1	Washington Trust Bancorp	8
6	Webster Financial Corp.	68
—	Westamerica Banco	5
44	Zion Bancorp	623

		5,922

	Capital Goods — 10.1%
—	AAR Corp. •	4
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7% — (continued)
	Capital Goods — 10.1% — (continued)
1	Actuant Corp. Class A	$17
1	Aircastle Ltd.	10
1	Albany International Corp. Class A	17
4	American Rail Car Industries, Inc.	38
—	Ameron International Corp.	9
15	AMETEK, Inc.	523
6	Apogee Enterprises	82
1	Applied Industrial Technologies, Inc.	14
1	Arfon, Inc. •	21
2	Baldor Electric Co.	52
7	Barnes Group, Inc.	118
4	Beacon Roofing Supply, Inc. •	64
1	Belden, Inc.	21
2	Brady Corp. Class A	57
6	Ceradyne, Inc. •	93
1	Chart Industries, Inc. •	21
3	CIRCOR International, Inc.	70
30	Clarcor, Inc.	895
4	Colfax Corp. •	41
1	Columbus McKinnon Corp. •	9
10	Comfort Systems USA, Inc.	104
3	Ducommun, Inc.	44
9	Dycom Industries, Inc. •	93
6	DynCorp International, Inc. •	104
1	Encore Wire Corp.	24
8	EnerSys •	182
4	Enpro Industries, Inc. •	92
7	Federal Signal Corp.	41
2	Flow International Corp. •	5
—	Franklin Electric Co., Inc.	5
1	Freighter America, Inc.	23
1	Gibralter Industries, Inc.	13
22	Graco, Inc.	611
13	GrafTech International Ltd. •	176
—	Graham Corp.	3
3	Granite Construction, Inc.	72
4	Greenbrier Cos.	31
4	Griffon Corp. •	38
7	H & E Equipment Services, Inc. •	77
35	Hexcel Corp. •	385
35	Huttig Building Products, Inc. ⌂ •	23
3	Interline Brands, Inc. •	51
6	John Bean Technologies Corp.	97
3	Kadant, Inc. •	45
1	L.B. Foster Co. Class A •	25
—	Layne Christensen Co. •	8
25	Lincoln Electric Holdings, Inc.	1,200
4	Mueller Industries, Inc.	90
15	Mueller Water Products, Inc.	68
—	Nacco Industries, Inc. Class A	12
1	Nordson Corp.	42
48	Pike Electric Corp. •	598
5	Robbins & Myers, Inc.	122
20	Roper Industries, Inc.	991
5	SauerDanfoss, Inc.	37
1	Standex International	17
2	Sterling Construction Co., Inc. •	39
3	TAL International Group, Inc.	30
7	Tredegar Corp.	91
2	Trimas Corp. •	7
2	Triumph Group, Inc.	72
1	Tutor Perini Corp. •	13
2	Twin Disc, Inc.	14
3	United Rentals, Inc. •	28
12	Wabtec Corp.	441

		8,460

	Commercial & Professional Services — 8.2%
66	ABM Industries, Inc.	1,239
20	ATC Technology Corp. •	414
1	CDI Corp.	17
2	Consolidated Graphics, Inc. •	31
24	Copart, Inc. •	772
1	Cornell Companies, Inc. •	30
2	Courier Corp.	35
1	Deluxe Corp.	16
1	EnergySolutions, Inc.	6
—	First Advantage Corp. •	5
15	FTI Consulting, Inc. •	612
2	G & K Services, Inc. Class A	44
2	GP Strategies Corp. •	17
7	Heidrick & Struggles International, Inc.	200
1	HNI Corp.	26
4	Kelly Services, Inc.	47
55	McGrath RentCorp	1,090
5	On Assignment, Inc. •	33
23	Resources Connection, Inc. •	389
25	School Specialty, Inc. •	556
40	Schwak, Inc.	393
6	Spherion Corp. •	31
4	Standard Register Co.	19
15	United Stationers, Inc. •	683
1	Viad Corp.	22
8	Waste Services, Inc. •	56
2	Watson Wyatt Worldwide, Inc.	81

		6,864

	Consumer Durables & Apparel — 4.0%
4	American Greetings Corp. Class A	83
1	Beazer Homes USA, Inc. •	3
1	Blyth, Inc.	51
3	Brunswick Corp.	32
3	Carter’s, Inc. •	74
30	Cherokee, Inc.	570
7	Crocs, Inc. •	44
—	CSS Industries, Inc.	6
27	Eastman Kodak Co.	101
2	Hooker Furniture Corp.	31
1	Iconix Brand Group, Inc. •	11
2	Jones Apparel Group, Inc.	35
9	Liz Claiborne, Inc.	53
1	Meritage Homes Corp. •	18
4	Oxford Industries, Inc.	84
2	Perry Ellis International •	29
15	Quiksilver, Inc. •	29
35	RC2 Corp. •	452
2	Ryland Group, Inc.	46
10	Sturm Ruger & Co., Inc.	104
54	Tempur-Pedic International, Inc. •	1,044
6	Timberland Co. Class A •	100
1	Universal Electronics, Inc. •	10
23	Volcom, Inc. •	382

		3,392

The accompanying notes are an integral part of these financial statements.

5

The Hartford Select SmallCap Value Fund
Schedule of Investments – (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7% — (continued)
	Consumer Services — 3.4%
1	Benihana, Inc. •	$3
6	Bob Evans Farms, Inc.	147
38	Burger King Holdings, Inc.	652
—	Churchill Downs, Inc.	12
1	Domino’s Pizza, Inc. •	7
—	Frischs Restaurants, Inc.	2
3	Gaylord Entertainment Co. •	43
3	Great Wolf Resorts, Inc. •	9
1	Interval Leisure Group, Inc. •	10
1	Life Time Fitness, Inc. •	23
—	Marcus Corp.	3
31	Matthews International Corp. Class A	1,124
3	Multimedia Games, Inc. •	13
5	O’ Charley’s, Inc. •	34
17	Papa John’s International, Inc. •	382
4	Pinnacle Entertainment, Inc. •	30
2	Red Lion Hotels Corp. •	10
1	Red Robin Gourmet Burgers, Inc. •	23
6	Regis Corp.	93
5	Ruth’s Hospitality Group, Inc. •	16
2	Speedway Motorsports, Inc.	22
3	Steiner Leisure Ltd. •	103
5	Stewart Enterprises, Inc.	22
1	Vail Resorts, Inc. •	38

		2,821

	Consumer Staples — 0.0%
—	Seaboard Corp.	15

	Diversified Financials — 5.5%
10	Advance America Cash Advance Centers, Inc.	50
25	Allied Capital Corp.	77
11	Apollo Investment Corp.	101
148	Ares Capital Corp.	1,544
2	Blackrock Kelso Capital Corp.	13
1	Calamos Asset Management, Inc.	14
1	Cardtronics, Inc. •	11
3	Cash America International, Inc.	76
6	Compass Diversified Holdings	58
—	Credit Acceptance Corp. •	10
57	E*Trade Financial Corp. •	84
1	Encore Capital Group, Inc. •	15
44	Federated Investors, Inc.	1,155
4	Fifth Street Finance Corp.	42
29	Financial Federal Corp.	588
1	Gladstone Capital Corp.	5
7	Hercules Technology Growth	70
1	Kayne Anderson Energy Development Co.	8
5	Knight Capital Group, Inc. •	90
8	LaBranche & Co., Inc. •	22
8	MCG Capital Corp. •	32
3	MF Global Ltd. •	24
2	Oppenheimer Holdings Class A	38
4	PennantPark Investment Corp.	31
2	Penson Worldwide, Inc. •	21
7	PHH Corp. •	105
—	Piper Jaffray Cos. •	9
3	Prospect Capital Corp.	27
12	Raymond James Financial, Inc.	294
1	TradeStation Group, Inc. •	11
2	Virtus Investment Partners, Inc. •	24
—	World Acceptance Corp. •	9

		4,658

	Energy — 6.7%
1	Approach Resources, Inc. •	5
1	Atlas Energy, Inc.	16
6	ATP Oil & Gas Corp. •	99
4	Basic Energy Services, Inc. •	31
1	Berry Petroleum Co.	35
4	Bill Barrett Corp. •	119
1	Bristow Group, Inc. •	38
15	Cal Dive International, Inc. •	117
31	Carbo Ceramics, Inc.	1,816
6	Complete Production Services, Inc. •	62
1	Contango Oil & Gas Co. •	24
4	Crosstex Energy, Inc.	21
6	CVR Energy, Inc. •	64
6	Delek U.S. Holdings, Inc.	40
11	DHT Maritime, Inc.	39
1	Goodrich Petroleum Corp. •	33
13	Gran Tierra Energy Corp. •	64
13	Hercules Offshore, Inc. •	66
2	Hornbeck Offshore Services, Inc. •	41
7	International Coal Group, Inc. •	28
21	ION Geophysical Corp. •	81
13	Key Energy Services, Inc. •	94
—	Lufkin Industries, Inc.	19
13	Matrix Service Co. •	111
1	Newpark Resources, Inc. •	2
8	Oceaneering International, Inc. •	383
6	Parker Drilling Co. •	31
6	Petroleum Development Corp. •	94
6	Pioneer Drilling Co. •	39
4	Rex Energy Corp. •	32
43	TETRA Technologies, Inc. •	404
3	TGC Industries, Inc. •	14
4	Union Drilling, Inc. •	32
5	Vaalco Energy, Inc.	22
12	Western Refining, Inc. •	67
1	Westmoreland Coal Co. •	8
29	World Fuel Services Corp.	1,459

		5,650

	Food & Staples Retailing — 0.1%
—	Great Atlantic & Pacific Tea Co., Inc. •	2
3	Pantry, Inc. •	37
3	Susser Holdings •	36
2	Winn-Dixie Stores, Inc. •	22

		97

	Food, Beverage & Tobacco — 1.9%
1	American Italian Pasta Co. •	16
18	B&G Foods, Inc. Class A	140
3	Chiquita Brands International, Inc. •	43
20	Flowers Foods, Inc.	455
9	J&J Snack Foods Corp.	333
8	Ralcorp Holdings, Inc. •	443
—	Seneca Foods Corp. •	11
4	Universal Corp.	184

		1,625

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7% — (continued)
	Health Care Equipment & Services — 7.0%
1	Alliance Healthcare Services, Inc. •	$7
3	Allied Healthcare International •	7
9	Amedisys, Inc. •	346
1	American Dental Partners, Inc. •	13
51	AMN Healthcare Services, Inc. •	420
2	AmSurg Corp. •	52
—	Analogic Corp.	5
2	Cantel Medical Corp. •	31
2	Cardiac Science Corp. •	6
5	Centene Corp. •	86
10	Chemed Corp.	453
16	Cooper Co., Inc.	440
7	Emergency Medical Services •	322
—	Gentiva Health Services, Inc. •	9
1	Greatbatch, Inc. •	18
7	Healthspring, Inc. •	94
8	ICU Medical, Inc. •	271
7	Invacare Corp.	159
4	inVentiv Health, Inc. •	68
8	Kindred Healthcare, Inc. •	120
18	Landauer, Inc.	937
2	Magellan Health Services, Inc. •	53
2	MedCath Corp. •	16
1	Molina Healthcare, Inc. •	9
7	NightHawk Radiology Holdings, Inc. •	45
4	Novamed, Inc. •	15
30	Owens & Minor, Inc.	1,231
4	Rehabcare Group, Inc. •	68
2	Res-Care, Inc. •	18
1	Skilled Healthcare Group •	11
1	Sun Healthcare Group, Inc. •	7
2	Symmetry Medical, Inc. •	14
3	Tomotherapy, Inc. •	10
3	Triple-S Management Corp., Class B •	44
1	U.S. Physical Therapy, Inc. •	8
2	Wellcare Health Plans, Inc. •	39
21	Young Innovations, Inc.	499

		5,951

	Household & Personal Products — 2.6%
5	Central Garden & Pet Co. Class A •	46
16	Chattem, Inc. •	1,027
1	Inter Parfums, Inc.	17
8	Prestige Brands Holdings, Inc. •	57
1	Schiff Nutrition International	3
33	WD40 Co.	1,049

		2,199

	Insurance — 4.4%
8	American Equity Investment Life Holding Co.	54
1	Amerisafe, Inc. •	26
6	Amtrust Financial Services	66
2	Argo Group International Holdings Ltd. •	82
3	Assured Guaranty Ltd.	45
3	CNA Surety Corp. •	37
20	Conseco, Inc. •	106
3	Delphi Financial Group Class A	75
6	Employers Holdings, Inc.	94
3	FBL Financial Group Class A	54
5	First Mercury Financial Corp.	57
5	Flagstone Reinsurance Holdings	55
5	Greenlight Capital Re Ltd. Class A •	86
2	Hallmark Financial Services, Inc. •	17
2	Harleysville Group, Inc.	76
40	Horace Mann Educators Corp.	491
2	Infinity Property & Casualty Corp.	60
10	Maiden Holdings Ltd.	70
5	Max Capital Group Ltd.	97
2	Meadowbrook Insurance Group, Inc.	15
8	Montpelier Re Holdings Ltd.	135
4	National Financial Partners Corp.	31
—	Navigators Group, Inc. •	11
15	Phoenix Cos.	46
5	Platinum Underwriters Holdings Ltd.	161
3	PMA Capital Corp. Class A •	14
3	ProAssurance Corp. •	145
18	RLI Corp.	898
2	Safety Insurance Group, Inc.	68
2	Seabright Insurance Holdings •	22
35	Selective Insurance Group	536
—	Zenith National Insurance Corp.	14

		3,744

	Materials — 3.4%
7	A. Schulman, Inc.	125
1	Ampal-American Israel Corp. Class A •	3
17	Balchem Corp.	469
1	Brush Engineered Materials, Inc. •	14
5	Buckeye Technologies, Inc. •	49
3	BWAY Holding Co. •	50
1	Century Aluminum Co. •	10
1	Coeur d’Alene Mines Corp. •	16
3	Domtar Corp. •	116
52	Glatfelter	547
5	Graphic Packaging Holding Co. •	10
1	H.B. Fuller Co.	13
1	Hawkins, Inc.	23
4	Headwaters, Inc. •	17
10	Hecla Mining Co. •	42
5	Horsehead Holding Corp. •	51
2	Innospec, Inc.	19
2	Koppers Holdings, Inc.	61
1	Minerals Technologies, Inc.	69
2	Myers Industries	19
21	Neenah Paper, Inc.	212
9	Olin Corp.	133
4	OM Group, Inc. •	102
25	PolyOne Corp. •	138
1	RTI International Metals, Inc. •	23
3	Schweitzer-Mauduit International, Inc.	138
6	Sensient Technologies Corp.	152
3	Solutia, Inc. •	36
9	Spartech Corp.	82
5	Stillwater Mining Co. •	29
1	Universal Stainless & Alloy Products •	20
1	W.R. Grace & Co. •	33
7	Worthington Industries, Inc.	74

		2,895

	Media — 0.4%
3	Belo Corp. Class A	15
3	Crown Media Holdings, Inc. •	5
6	Harte-Hanks, Inc.	75
6	Journal Communications, Inc.	21
The accompanying notes are an integral part of these financial statements.

7

The Hartford Select SmallCap Value Fund
Schedule of Investments – (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7% — (continued)
	Media — 0.4% — (continued)
2	Knology, Inc. •	$17
2	Lin TV Corp. •	6
6	LodgeNet Interactive Corp. •	28
15	Mediacom Communications Corp. •	73
4	National Cinemedia, Inc.	56

		296

	Pharmaceuticals, Biotechnology & Life Sciences — 2.2%
3	Albany Molecular Research, Inc. •	25
5	Bio-Rad Laboratories, Inc. Class A •	438
2	Celera Corp. •	14
16	Charles River Laboratories International, Inc. •	566
12	Covance, Inc. •	620
1	Facet Biotech Corp. •	24
11	KV Pharmaceutical Co. •	44
—	Martek Biosciences Corp. •	2
4	Maxygen, Inc. •	22
1	ViroPharma, Inc. •	9

		1,764

	Real Estate — 4.7%
1	American Campus Communities, Inc.	27
14	Anworth Mortgage Asset Corp.	102
18	Ashford Hospitality	70
5	Associated Estates Realty	44
2	Biomed Realty Trust, Inc.	23
19	CapLease, Inc.	63
6	Capstead Mortgage Corp.	84
9	CBL & Associates Properties	73
5	Cedar Shopping Court	31
8	Colonial Properties Trust	84
10	DCT Industrial Trust, Inc.	46
9	Developers Diversified Realty Corp.	79
13	Diamondrock Hospitality	100
4	DuPont Fabros Technology, Inc.	66
7	Education Realty Trust, Inc.	35
39	Entertainment Properties Trust	1,319
16	Felcor Lodging Trust, Inc.	50
11	First Industrial Realty Trust, Inc.	49
5	First Potomac Realty Trust	59
1	Franklin Street Properties Corp.	10
3	Getty Realty Corp.	73
—	Gladstone Commercial Corp.	5
1	Hatteras Financial Corp.	25
1	Healthcare Realty Trust, Inc.	21
5	Hersha Hospitality Trust	12
6	Highwoods Properties, Inc.	153
2	Home Properties of New York, Inc.	66
5	Inland Real Estate Corp.	40
26	iStar Financial, Inc.	54
1	Kilroy Realty Corp.	25
7	Kite Realty Group Trust	24
1	LaSalle Hotel Properties	19
18	Lexington Realty Trust	78
12	Medical Properties Trust, Inc.	96
21	MFA Mortgage Investments, Inc.	156
2	Mid-America Apartment Communities, Inc.	75
3	National Health Investors, Inc.	96
4	National Retail Properties, Inc.	86
2	Omega Healthcare Investors	27
6	Penn Real Estate Investment Trust	41
2	PS Business Parks, Inc.	75
6	Ramco-Gershenson Properties Trust w/ Rights	52
5	Redwood Trust, Inc.	63
2	Resource Capital Corp.	10
1	Sun Communities, Inc.	13
11	Sunstone Hotel Investors, Inc.	86
4	U-Store-It	24
1	Walter Investment Management	7
1	Washington Real Estate Investment Trust	29

		3,945

	Retailing — 2.6%
4	Asbury Automotive Group •	37
1	Books-A-Million, Inc.	10
129	Borders Group, Inc. •	250
1	Brown Shoe Co., Inc.	5
3	Build-A-Bear Workshop, Inc. •	17
1	Charming Shoppes, Inc. •	3
6	Collective Brands, Inc. •	104
1	Core-Mark Holding Co., Inc. •	36
6	Dillard’s, Inc.	84
2	Dress Barn, Inc. •	32
—	DSW, Inc. •	2
1	Genesco, Inc. •	29
13	Group 1 Automotive, Inc.	330
7	Gymboree Corp. •	294
5	Jo-Ann Stores, Inc. •	143
3	Lithia Motors, Inc.	22
4	Men’s Wearhouse, Inc.	82
12	New York & Co., Inc. •	52
37	OfficeMax, Inc.	428
4	Orbitz Worldwide, Inc. •	18
10	Rent-A-Center, Inc. •	180
3	Retail Ventures, Inc. •	22
1	Sally Beauty Co., Inc. •	9
2	Sonic Automotive, Inc.	18
6	Stage Stores, Inc.	66
3	Tween Brands, Inc. •	29

		2,302

	Semiconductors & Semiconductor Equipment — 1.6%
1	Cymer, Inc. •	22
7	DSP Group, Inc. •	42
165	Entegris, Inc. •	621
3	Pericom Semiconductor Corp. •	25
21	Photronics, Inc. •	87
6	RF Micro Devices, Inc. •	25
19	Silicon Storage Technology, Inc. •	38
11	TriQuint Semiconductor, Inc. •	57
17	Varian Semiconductor Equipment Associates, Inc. •	469

		1,386

	Software & Services — 7.2%
10	Acxiom Corp. •	118
14	Cass Information Systems, Inc.	422
23	Computer Services, Inc.	812
3	CSG Systems International, Inc. •	42
22	DealerTrack Holdings, Inc. •	363
3	DivX, Inc. •	12
21	Earthlink, Inc.	167
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7% — (continued)
	Software & Services — 7.2% — (continued)
5	Fair Isaac, Inc.	$95
19	Global Cash Access, Inc. •	120
1	Hackett Group, Inc. •	4
3	Internap Network Services Corp. •	11
1	Internet Brands, Inc. Class A •	10
3	JDA Software Group, Inc. •	56
10	Lawson Software, Inc. •	62
5	Ness Technologies, Inc. •	31
3	Perficient, Inc. •	22
5	Perot Systems Corp. Class A •	145
1	Pervasive Software, Inc. •	5
7	Quest Software, Inc. •	124
18	Solera Holdings, Inc.	588
32	Syntel, Inc.	1,132
17	Tibco Software, Inc. •	151
18	Unisys Corp. •	520
10	United Online, Inc.	82
62	VeriFone Holdings, Inc. •	825
1	Virtusa Corp. •	8
9	Web.com Group, Inc. •	66

		5,993

	Technology Hardware & Equipment — 5.2%
28	3Com Corp. •	143
11	ADC Telecommunications, Inc. •	70
10	Arris Group, Inc. •	106
45	Avid Technology, Inc. •	562
5	Avocent Corp. •	126
11	Benchmark Electronics, Inc. •	178
1	Black Box Corp.	17
20	Coherent, Inc. •	503
9	Cray, Inc. •	68
2	CTS Corp.	19
1	DDI Corp. •	4
1	Digi International, Inc. •	10
54	Electronics for Imaging, Inc. •	629
3	Harmonic, Inc. •	17
13	Harris Stratex Networks Class A •	83
7	Insight Enterprises, Inc. •	76
43	Jabil Circuit, Inc.	575
7	Methode Electronics, Inc.	48
3	Osi Systems, Inc. •	55
1	PC Connection, Inc. •	6
2	PC Mall, Inc. •	13
5	PC-Tel, Inc. •	32
14	Plantronics, Inc.	346
11	Plexus Corp. •	286
1	Scansource, Inc. •	36
1	SeaChange International, Inc. •	6
6	Smart Modular Technologies, Inc. •	24
1	Spectrum Control, Inc. •	5
9	Symmetricom, Inc. •	41
3	SYNNEX Corp. •	82
11	Technitrol, Inc.	83
3	Tekelec •	50
9	TTM Technologies, Inc. •	90

		4,389

	Telecommunication Services — 0.7%
21	Cincinnati Bell, Inc. •	65
2	D & E Communications, Inc.	21
54	General Communication, Inc. Class A •	332
3	Global Crossing Ltd. •	37
3	iBasis, Inc. •	6
1	iPCS, Inc. •	33
9	Premiere Global Services, Inc. •	65
1	Syniverse Holdings, Inc. •	23
6	USA Mobility, Inc.	68

		650

	Transportation — 3.3%
2	Air Transport Services Group, Inc. •	6
2	Alaska Air Group, Inc. •	51
—	Amerco •	4
5	Atlas Air Worldwide Holdings, Inc. •	123
3	Avis Budget Group, Inc. •	25
4	Celadon Group, Inc. •	39
2	Dollar Thrifty Automotive Group, Inc. •	44
22	Forward Air Corp.	464
5	Heartland Express, Inc.	62
3	Knight Transportation, Inc.	45
44	Landstar System, Inc.	1,537
3	Pacer International, Inc.	8
3	Saia, Inc. •	38
11	SkyWest, Inc.	160
3	Ultrapetrol Bahamas Ltd. •	16
—	USA Truck, Inc. •	3
6	Werner Enterprises, Inc.	103

		2,728

	Utilities — 2.8%
4	Avista Corp.	80
4	Black Hills Corp.	90
1	California Water Service Group	21
1	CH Energy Group	25
1	Chesapeake Utilities Corp.	27
24	El Paso Electric Co. •	453
1	Empire District Electric Co.	11
2	IDACORP, Inc.	50
1	MGE Energy, Inc.	42
5	New Jersey Resources Corp.	184
—	Nicor, Inc.	12
7	NorthWestern Corp.	172
2	Piedmont Natural Gas	35
6	PNM Resources, Inc.	59
8	Portland General Electric Co.	148
5	South Jersey Industries, Inc.	167
6	Southwest Gas Corp.	151
4	U.S. Geothermal, Inc. •	7
7	UniSource Energy Corp.	191
23	Westar Energy, Inc.	441
1	WGL Holdings, Inc.	37

		2,403

	Total Common stocks (Cost $84,568)	$80,760

The accompanying notes are an integral part of these financial statements.

9

The Hartford Select SmallCap Value Fund
Schedule of Investments – (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
PREFERRED STOCKS - 0.5%
	Banks — 0.5%
—	East West Bancorp, Inc., 8.00% ۞ ⌂		$398

	Total preferred stocks (cost $482)		$398

	Total long-term investments (cost $85,050)		$81,158

SHORT-TERM INVESTMENTS - 3.7%
	Investment Pools and Funds — 3.7%
555	Federated Investors Prime Obligations Fund		$555
2,535	State Street Bank Money Market Fund		2,535

			3,090

	Total short-term investments (cost $3,090)		$3,090

	Total investments (cost $88,140) ▲	99.9%	$84,248
	Other assets and liabilities	0.1%	84

	Total net assets	100.0%	$84,332

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.2% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $90,159 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,131
Unrealized Depreciation	(14,042)

Net Unrealized Depreciation	$(5,911)

•	Currently non-income producing.

۞	Convertible security.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

04/2008	—	East West Bancorp, Inc., 8.00%	$482
08/2006 - 05/2007	35	Huttig Building Products, Inc.	200
The aggregate value of these securities at October 31, 2009 was $421 which represents 0.50% of total net assets.
Futures Contracts Outstanding at October 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
Russell 2000 Mini	9	Long	Dec 2009	$(45)

*	The number of contracts does not omit 000’s.
Cash of $36 was pledged as initial margin deposit for open futures contracts at October 31, 2009.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

10

The Hartford Select SmallCap Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$80,760	$80,760	$—	$—
Preferred Stocks ‡	398	398	—	—
Short-Term Investments	3,090	3,090	—	—

Total	$84,248	$84,248	$—	$—

Liabilities:
Other Financial Instruments *	$45	$45	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

11

The Hartford Select SmallCap Value Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $88,140)	$84,248
Cash	37 *
Receivables:
Fund shares sold	25
Dividends and interest	64
Other assets	19

Total assets	84,393

Liabilities:
Payables:
Fund shares redeemed	14
Investment management fees	14
Distribution fees	1
Variation margin	13
Accrued expenses	19

Total liabilities	61

Net assets	$84,332

Summary of Net Assets:
Capital stock and paid-in-capital	118,125
Accumulated undistributed net investment income	356
Accumulated net realized loss on investments	(30,212)
Unrealized depreciation of investments	(3,937)

Net assets	$84,332

Shares authorized	800,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.95/$8.41

Shares outstanding	2,099

Net assets	$16,695

Class B: Net asset value per share	$7.86

Shares outstanding	76

Net assets	$596

Class C: Net asset value per share	$7.88

Shares outstanding	112

Net assets	$880

Class Y: Net asset value per share	$7.96

Shares outstanding	8,310

Net assets	$66,161

*	Cash of $36 was designated to cover open futures contracts.
The accompanying notes are an integral part of these financial statements.

12

The Hartford Select SmallCap Value Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$1,552
Interest	15
Less: Foreign tax withheld	—

Total investment income	1,567

Expenses:
Investment management fees	720
Transfer agent fees	24
Distribution fees
Class A	35
Class B	5
Class C	7
Custodian fees	18
Accounting services fees	9
Registration and filing fees	33
Board of Directors’ fees	4
Audit fees	8
Other expenses	30

Total expenses (before waivers and fees paid indirectly)	893
Expense waivers	(4)
Transfer agent fee waivers	(3)
Custodian fee offset	—

Total waivers and fees paid indirectly	(7)

Total expenses, net	886

Net Investment Income	681

Net Realized Loss on Investments and Other Financial Instruments:
Net realized loss on investments in securities	(17,865)
Net realized gain on futures	65

Net Realized Loss on Investments and Other Financial Instruments	(17,800)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	23,222
Net unrealized appreciation of futures	108

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	23,330

Net Gain on Investments and Other Finanical Instruments	5,530

Net Increase in Net Assets Resulting from Operations	$6,211

The accompanying notes are an integral part of these financial statements.

13

The Hartford Select SmallCap Value Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income .	$681	$1,103
Net realized loss on investments and other financial instruments	(17,800)	(12,620)
Net unrealized appreciation (depreciation) of investments and other financial instruments	23,330	(27,686)

Net Increase (Decrease) In Net Assets Resulting From Operations	6,211	(39,203)

Distributions to Shareholders:
From net investment income
Class A	(150)	(105)
Class B	(1)	—
Class C	(1)	—
Class Y	(888)	(775)
From net realized gain on investments
Class A	—	(1,215)
Class B	—	(38)
Class C	—	(49)
Class Y	—	(6,095)

Total distributions	(1,040)	(8,277)

Capital Share Transactions:
Class A	1,102	2,992
Class B	77	134
Class C	136	330
Class Y	(1,441)	11,680

Net increase (decrease) from capital share transactions	(126)	15,136

Net Increase (Decrease) In Net Assets	5,045	(32,344)
Net Assets:
Beginning of period	79,287	111,631

End of period	$84,332	$79,287

Accumulated undistributed (distribution in excess of) net investment income (loss)	$356	$805

The accompanying notes are an integral part of these financial statements.

14

The Hartford Select SmallCap Value Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Select SmallCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

15

The Hartford Select SmallCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

16

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2009.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

17

The Hartford Select SmallCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
e)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

f)	Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

g)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location
Equity contracts		Summary of Net Assets – Unrealized depreciation	$45
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$—	$—	$65	$—	$—	$65

Total	$—	$—	$65	$—	$—	$65

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	—	—	108	—	—	$108

Total	$—	$—	$108	$—	$—	$108

h)	Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18

3.	Futures and Options:
Futures and Options Transactions – The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. As of October 31, 2009, there were no outstanding purchased or written option contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

19

The Hartford Select SmallCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$1,040	$7,663
Long-Term Capital Gains *	—	614

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$357
Accumulated Capital Losses *	(28,239)
Unrealized Depreciation †	(5,911)

Total Accumulated Deficit	$(33,793)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated undistributed net investment income by $90, increase accumulated net realized gain on investments by $91, and decrease paid-in-capital by $1.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$11,901
2017	16,338

Total	$28,239

f)	Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

20

5.	Expenses:
a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), SSgA Funds Management, Inc. (“SSgAFM”) and Metropolitan West Capital Management, LLC (“MetWest Capital”) for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate KAR, MetWest Capital and SSgA FM.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.0000%
On next $500 million	0.9500%
On next $4 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%
b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.60%	2.35%	2.35%	1.20%
d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006
Class A Shares	1.50%	1.41%	1.40%	1.60%*
Class B Shares	2.07	2.24	2.35	2.35*
Class C Shares	2.12	2.26	2.32	2.35*
Class Y Shares	1.14	1.10	1.13	1.20*

*	From July 31, 2006 (commencement of operations), through October 31, 2006.

21

The Hartford Select SmallCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
e)	Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $28 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $4. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $21 for providing such services. These fees are accrued daily and paid monthly.
6.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	1,574
Class B	27
Class C	27
7.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$41,152
Sales Proceeds Excluding U.S. Government Obligations	41,371

22

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	463	23	(331)	—	155	293	127	(97)	—	323
Amount	$3,158	$149	$(2,205)	$—	$1,102	$2,539	$1,316	$(863)	$—	$2,992
Class B
Shares	21	—	(10)	—	11	19	4	(8)	—	15
Amount	$141	$1	$(65)	$—	$77	$175	$36	$(77)	$—	$134
Class C
Shares	50	—	(32)	—	18	67	5	(42)	—	30
Amount	$360	$1	$(225)	$—	$136	$610	$49	$(329)	$—	$330
Class Y
Shares	338	136	(734)	—	(260)	1,452	663	(1,273)	—	842
Amount	$2,141	$888	$(4,470)	$—	$(1,441)	$14,128	$6,870	$(9,318)	$—	$11,680
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	—	$2
For the Year Ended October 31, 2008	1	$9
9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

23

The Hartford Select SmallCap Value Fund
Financial Highlights

- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$7.42	$0.05	$—	$0.56	$0.61	$(0.08)	$—	$—	$(0.08)	$0.53	$7.95
B	7.31	0.01	—	0.56	0.57	(0.02)	—	—	(0.02)	0.55	7.86
C	7.32	—	—	0.57	0.57	(0.01)	—	—	(0.01)	0.56	7.88
Y	7.43	0.07	—	0.56	0.63	(0.10)	—	—	(0.10)	0.53	7.96

For the Year Ended October 31, 2008
A	11.79	0.07	—	(3.63)	(3.56)	(0.06)	(0.75)	—	(0.81)	(4.37)	7.42
B	11.65	—	—	(3.59)	(3.59)	—	(0.75)	—	(0.75)	(4.34)	7.31
C	11.66	—	—	(3.59)	(3.59)	—	(0.75)	—	(0.75)	(4.34)	7.32
Y	11.80	0.10	—	(3.64)	(3.54)	(0.08)	(0.75)	—	(0.83)	(4.37)	7.43

For the Year Ended October 31, 2007
A	10.96	0.07	—	0.78	0.85	—	(0.02)	—	(0.02)	0.83	11.79
B	10.93	(0 .02)	—	0.76	0.74	—	(0.02)	—	(0.02)	0.72	11.65
C	10.93	(0 .02)	—	0.77	0.75	—	(0.02)	—	(0.02)	0.73	11.66
Y	10.97	0.10	—	0.78	0.88	(0.03)	(0.02)	—	(0.05)	0.83	11.80

From (commencement of operations) July 31, 2006, through October 31, 2006 (e)
A(f)	10.00	0.02	—	0.94	0.96	—	—	—	—	0.96	10.96
B(f)	10.00	—	—	0.93	0.93	—	—	—	—	0.93	10.93
C(f)	10.00	—	—	0.93	0.93	—	—	—	—	0.93	10.93
Y(f)	10.00	0.01	—	0.96	0.97	—	—	—	—	0.97	10.97

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Commenced operations on July 31, 2006.

(g)	Not annualized.

(h)	Annualized.

24

- Ratios and Supplemental Data -

		Ratio of Expenses to Average		Ratio of Expenses to Average		Ratio of Expenses to Average
		Net Assets Before Waivers and		Net Assets After Waivers and		Net Assets After Waivers and		Ratio of Net
	Net Assets at End	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Investment Income to	Portfolio Turnover
Total Return(b)	of Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Average Net Assets	Rate(d)

8.43%	$16,695	1.50%		1.50%		1.50%		0.66%	59%
7.89	596	2.72		2.07		2.07		0.08	–
7.81	880	2.67		2.12		2.12		0.04	–
8.85	66,161	1.14		1.14		1.14		1.03	–

(32.15)	14,428	1.41		1.41		1.41		0.81	51
(32.69)	476	2.51		2.24		2.24		(0.02)	–
(32.66)	685	2.48		2.26		2.26		(0.04)	–
(31.93)	63,698	1.10		1.10		1.10		1.11	–

7.78	19,106	1.40		1.40		1.40		0.67	58
6.79	587	2.38		2.35		2.35		(0.25)	–
6.88	749	2.33		2.33		2.33		(0.27)	–
8.09	91,189	1.13		1.13		1.13		0.97	–

9.60 (g)	15,872	1 .73	(h)	1 .60	(h)	1 .60	(h)	0 .78 (h)	10
9.30 (g)	308	2 .53	(h)	2 .35	(h)	2 .35	(h)	0 .03 (h)	–
9.30 (g)	280	2 .51	(h)	2 .35	(h)	2 .35	(h)	0 .03 (h)	–
9.70 (g)	1,538	1 .71	(h)	1 .20	(h)	1 .20	(h)	0 .79 (h)	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Select SmallCap Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Select SmallCap Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 15, 2009

26

The Hartford Select SmallCap Value Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong* (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

*	Prior to May 8, 2009, Mr. Birdsong held a beneficial ownership interest in the common stock of Wells Fargo & Company (“Wells Fargo”). On October 3, 2008, Wells Fargo agreed to acquire Wachovia Corporation, a majority shareholder of Metropolitan West Capital Management, LLC (“MetWest Capital”), a sub-adviser to The Hartford Select SmallCap Value Fund. On October 20, 2008, Wells Fargo purchased preferred stock of Wachovia Corporation with a voting interest greater than 25%. On December 31, 2008, the merger was completed. As a result of these transactions, Wells Fargo may be deemed to control MetWest Capital as of October 20, 2008. Because of his prior beneficial ownership interest in Wells Fargo common stock, Mr. Birdsong was not considered to be an independent director with respect to The Hartford Select SmallCap Value Fund from October 20, 2008 to May 8, 2009.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

27

The Hartford Select SmallCap Value Fund
Directors and Officers (Unaudited) – (continued)
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.

28

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Select SmallCap Value Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.078	N/A	N/A	0.078
Class B	0.022	N/A	N/A	0.022
Class C	0.010	N/A	N/A	0.010
Class Y	0.104	N/A	N/A	0.104
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

30

The Hartford Select SmallCap Value Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,199.10	$8.26	$1,000.00	$1,017.69	$7.58	1.49%	184	365
Class B	$1,000.00	$1,194.50	$11.78	$1,000.00	$1,014.47	$10.82	2.13	184	365
Class C	$1,000.00	$1,193.90	$12.00	$1,000.00	$1,014.27	$11.02	2.17	184	365
Class Y	$1,000.00	$1,200.60	$6.27	$1,000.00	$1,019.51	$5.75	1.13	184	365

31

The Hartford Select SmallCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Select SmallCap Value Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-advisers Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC, and SSgA Funds Management, Inc. (together the “Sub-advisers,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-advisers. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-advisers’ other investment personnel, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-advisers’ method for compensating the portfolio managers.

32

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-advisers.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-advisers’ overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-advisers.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-advisers, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-advisers relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because

33

The Hartford Select SmallCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements – (continued)
additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-advisers from their use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-advisers that the Sub-advisers would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.
* * * *

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-33 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Short Duration Fund

The Hartford Short Duration Fund inception 10/31/2002

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks to provide a high level of income.

Performance Overview(1) 10/31/02 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.
Barclays Capital 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception

Short Duration A#	8.23%	2.81%	2.98%
Short Duration A##	4.98%	2.18%	2.54%
Short Duration B#	7.42%	2.04%	2.23%
Short Duration B##	2.42%	1.68%	2.23%
Short Duration C#	7.42%	2.04%	2.23%
Short Duration C##	6.42%	2.04%	2.23%
Short Duration Y#	8.62%	3.09%	3.05%
Barclays Capital 1-3 Year U.S.	6.31%	4.25%	3.81%
Government/Credit Index
Barclays Capital 1-5 Year U.S.	8.47%	4.44%	4.17%
Government/Credit Index

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)	Class Y shares commenced operations on 11/28/03.

Portfolio Managers
Robert Crusha, CFA	Brian Dirgins, CFA
Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Short Duration Fund returned 8.23%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmark, Barclays Capital 1-3 Year U.S. Government/Credit Index returned 6.31%, while the average return of the Lipper Short Investment Grade Debt Funds category, a group of funds with investment strategies similar to those of the Fund, was 7.67%.

2

Why did the Fund perform this way?
Over the past year, signs that the global economy was beginning to improve were apparent across many regions. The ongoing decisions on the part of global central banks to maintain accommodative monetary policy and to expand their balance sheets continue to nurture the willingness of investors to commit capital into riskier asset classes. Against this backdrop, spread sectors (i.e. issues yielding more than Treasuries) in the front end of the yield curve (1-3 yrs), particularly investment grade credit and asset backed securities (ABS), recovered and significantly outperformed Treasuries. This continues to be a theme as liquidity and confidence continue to improve, and investors in search of higher income allocate out of money market funds into the aforementioned spread sectors.
The primary driver of the Fund’s outperformance over the period relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was sector allocation. An overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Investment Grade Corporates and an out of benchmark allocation to ABS were additive to performance. In terms of security selection, the actual securities chosen in Investment Grade Corporates underperformed the benchmark, but this was more than offset by the overweight allocation to the sector.
Out of benchmark allocations to Commercial Mortgage Backed Securities (CMBS) and an allocation to cash detracted moderately from performance. Duration (i.e. sensitivity to changes in interest rates) and curve positioning relative to the benchmark also detracted slightly from performance. This was a result of the shorter interest rate position than that of the benchmark, due to the cash allocation and source of more attractive yield opportunities in the shorter part of the curve. The duration position has been less of a factor more recently as rates have stabilized.
A relative underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Government sectors such as U.S. Treasuries and Agencies was also additive to relative performance. This relative underweight as well as the Fund’s allocations to Investment Grade Corporates, ABS and CMBS remains the primary drivers of the Fund’s yield.
What is your outlook?
Ongoing government efforts have sufficiently kept the economy moving but this has its limits. Eventually the consumer will need to drive growth again but it is doubtful that capacity and willingness to consume will be as high as it was during the middle part of this decade. Although we may experience a bit of an above trend rebound in coming quarters, our longer term outlook is more conservative.
Due to these concerns we expect the Federal Reserve, and other Global Central Banks to continue to pursue any, and all, policies to ensure that the economy is on the path to recovery. This accommodative monetary policy should result in low yields in the front end of the curve for the foreseeable future. As such we will judiciously continue to look for opportunities to add to spread sectors, primarily Investment Grade Corporates and CMBS, in an effort to preserve yield. With respect to spread sectors, we will focus on those issuers whose balance sheets and cash flow best protect bondholder interest. Diversification will also remain an important theme.
We will continue to actively manage interest rate duration, and may look to add to duration as conditions warrant. Our longer term outlook is for interest rates to move higher, from these historically low levels, so we will be monitoring duration very closely.
Distribution by Credit Quality
as of October 31, 2009

Percentage of
Long Term
Rating	Holdings
AAA	22.3%
AA	20.1
A	29.5
BBB	27.6
BB	0.1
CCC	0.1
Not Rated	0.3

Total	100.0%

3

Diversification by Industry
as of October 31, 2009

Percentage of
Industry	Net Assets

Advertising and Related Services	0.9%
Aerospace Product and Parts Manufacturing	1.8
Agriculture, Construction, and Mining Machinery	0.2
Alumina and Aluminum Production and Processing	0.3
Basic Chemical Manufacturing	0.4
Beverage Manufacturing	2.2
Cable and Other Program Distribution	0.7
Captive Auto Finance	7.9
Commercial and Service Industry Machinery	0.4
Commercial Banking	9.7
Communications Equipment Manufacturing	0.4
Computer and Peripheral Equipment Manufacturing	1.0
Couriers	0.4
Credit Card Issuing	2.9
Depository Credit Banking	3.2
Electric Generation, Transmission and Distribution	2.5
Grain and Oilseed Milling	0.4
Grocery Stores	1.2
Health and Personal Care Stores	1.4
Industrial Machinery, Equipment Rental & Leasing	0.6
Insurance Carriers	5.1
International Trade Financing (Foreign Banks)	0.5
Iron and Steel Mills and Ferroalloy Manufacturing	0.4
Medical and Diagnostic Laboratories	0.4
Medical Equipment and Supplies Manufacturing	0.2
Metal Ore Mining	1.5
Monetary Authorities — Central Bank	0.1
Motor Vehicle Manufacturing	0.4
Navigational, Measuring, and Control Instruments	0.9
Nondepository Credit Banking	3.0
Nonmetallic Mineral Mining and Quarrying	0.2
Office Supplies, Stationery, and Gift Stores	0.4
Oil and Gas Extraction	2.9
Oilseed and Grain Farming	0.1
Other Financial Investment Activities	1.4
Other Food Manufacturing	0.5
Other General Merchandise Stores	0.3
Other Miscellaneous Manufacturing	0.7
Petroleum and Coal Products Manufacturing	1.6
Pharmaceutical & Medicine Manufacturing	0.4
Pharmaceutical and Medicine Manufacturing	1.7
Pipeline Transportation of Natural Gas	0.9
Rail Transportation	1.0
Real Estate Credit (Mortgage Banking)	12.1
Residential Building Construction	0.4
Resin, Synthetic Rubber, Filaments Manufacturing	0.2
Securities and Commodity Contracts and Brokerage	5.0
Soap, Cleaning Compound and Toilet Manufacturing	0.4
Software Publishers	0.9
Sovereign Foreign Governments	0.7
Support Activities For Mining	0.4
Telecommunications — Other	1.4
Telecommunications — Wired Carriers	1.1
Telecommunications — Wireless Carriers	1.1
Telecommunications Resellers	0.6
Tobacco Manufacturing	0.2
Waste Treatment and Disposal	0.6
Wireless Communications Services	2.6
U.S. Government Agencies	1.6
U.S. Government Securities	0.7
Short-Term Investments	5.1
Other Assets and Liabilities	1.8

Total	100.0%

4

The Hartford Short Duration Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 22.4%
	Captive Auto Finance — 7.9%
	AmeriCredit Automobile Receivables Trust
$452	4.47%, 01/12/2012	$456
476	5.04%, 05/06/2011	472
363	5.42%, 08/08/2011	370
	Capital Automotive Receivables Asset Trust
800	5.55%, 01/18/2011	809
1,000	6.35%, 03/17/2014 ■	946
	Capital One Prime Automotive Receivables Trust
1,000	5.68%, 06/15/2014	981
	Carmax Automotive Owner Trust
1,000	6.12%, 07/15/2013	1,016
	DaimlerChrysler Automotive Trust
800	4.48%, 08/08/2014	826
800	5.14%, 09/08/2012	808
	Ford Credit Automotive Owner Trust
1,200	2.98%, 08/15/2014	1,209
219	5.07%, 12/15/2010	221
2,924	5.29%, 04/15/2011	2,990
750	5.48%, 09/15/2011	773
500	5.68%, 06/15/2012	521
1,000	5.69%, 11/15/2012	1,065
	Marlin Leasing Receivables LLC
78	5.09%, 08/15/2012 ■	78
827	5.33%, 09/16/2013 ■	826
235	5.63%, 09/16/2013 ■	222
	Swift Master Automotive Receivables Trust
1,000	1.74%, 10/15/2012 Δ	960
	USAA Automotive Owner Trust
1,235	4.16%, 04/16/2012	1,258
860	5.07%, 06/15/2013	903
1,000	5.66%, 03/15/2013	990
	Wachovia Automotive Loan Owner Trust
1,700	5.42%, 04/21/2014 ■	1,572
1,000	5.54%, 12/20/2012 ■	974
	WFS Financial Owner Trust
1,091	4.76%, 05/17/2013	1,101

		22,347

	Credit Card Issuing — 2.9%
	American Express Credit Account Master Trust
2,000	0.68%, 01/15/2013 ■ Δ	1,981
	Capital One Multi-Asset Execution Trust
1,000	1.59%, 03/15/2013 Δ	1,003
	Chase Issuance Trust
1,500	1.09%, 06/15/2012 Δ	1,506
	Citibank Credit Card Issuance Trust
2,000	0.52%, 01/09/2012 Δ	1,992
1,000	5.70%, 05/15/2013	1,026
	MBNA Credit Card Master Note Trust
550	6.80%, 07/15/2014	572

		8,080

	Other Financial Investment Activities — 0.1%
	North Street Referenced Linked Notes
1,000	1.19%, 04/28/2011 ⌂ Δ	120
500	1.54%, 04/28/2011 ⌂ † Δ	54

		174

	Real Estate Credit (Mortgage Banking) — 11.5%
	Bayview Commercial Asset Trust
344	1.28%, 01/25/2035 ■ Δ	153
5,841	7.00%, 07/25/2037 ⌂ ►	454
10,592	7.18%, 01/25/2037 ⌂ ►†	741
9,837	7.50%, 09/25/2037 ⌂ ►	789
	Bayview Financial Acquisition Trust
901	4.91%, 02/25/2033 ⌂	828
2,000	5.64%, 11/28/2036	1,331
	Bear Stearns Asset Backed Securities, Inc.
565	5.16%, 09/25/2033 Δ	296
	Bear Stearns Commercial Mortgage Securities, Inc.
18,959	4.12%, 11/11/2041 ⌂ ►	293
48,676	4.65%, 02/11/2041 ⌂ ►	308
104,991	6.25%, 12/11/2040 ⌂ ►	367
	CBA Commercial Small Balance Commercial Mortgage
9,563	3.00%, 01/25/2039 ⌂ ►	383
16,655	4.79%, 12/25/2036 ⌂ † Δ	656
17,389	7.00%, 07/25/2035 — 06/25/2038 ⌂ ► †	1,126
	Chase Commercial Mortgage Securities Corp.
1,997	7.63%, 07/15/2032 Δ	2,046
	Citicorp Residential Mortgage Securities
100	6.27%, 06/25/2037 Δ	91
	Citigroup Commercial Mortgage Trust
420	5.38%, 10/15/2049	430
	Commercial Mortgage Pass-Through Certificates
1,500	0.74%, 12/15/2020 ⌂ Δ	302
2,256	3.59%, 03/10/2039 ⌂ ►	23
	Countrywide Asset-Backed Certificates
894	5.71%, 11/25/2035	233
	CS First Boston Mortgage Securities Corp.
9,004	4.17%, 07/15/2036 ⌂ ►	99
1,000	5.42%, 05/15/2036 Δ	1,005
1,500	6.52%, 08/13/2018 ■	1,462
	Equity One ABS, Inc.
20	2.78%, 07/25/2034 Δ	1
	GE Capital Commercial Mortgage Corp.
6,292	3.76%, 03/10/2040 ■ ►	51
	GMAC Mortgage Corp. Loan Trust
801	4.59%, 04/25/2033	585
164	5.12%, 04/25/2033	57
465	5.75%, 10/25/2036	342
	Goldman Sachs Mortgage Securities Corp. II
1,723	4.32%, 10/10/2028	1,748
14,266	4.38%, 08/10/2038 ⌂ ►	70
1,000	5.48%, 11/10/2039	1,007
	Green Tree Financial Corp.
1	7.30%, 01/15/2026	1
	Greenwich Capital Commercial Funding Corp.
1,500	5.38%, 03/10/2039	1,523
The accompanying notes are an integral part of these financial statements.

5

The Hartford Short Duration Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 22.4% — (continued)
	Real Estate Credit (Mortgage Banking) — 11.5% — (continued)
	Hasco NIM Trust
$37	0.00%, 12/26/2035 ⌂ •	$—
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,181	1.04%, 02/15/2020 ⌂ Δ	610
1,998	3.84%, 01/12/2039	1,999
10,309	4.65%, 10/15/2037 ■ ►	61
28,170	4.82%, 08/12/2037 ►	60
771	5.34%, 05/12/2045	789
	JP Morgan Chase Commercial Mortgage Security Corp.
1,000	4.30%, 01/15/2038	998
	LaSalle Commercial Mortgage Securities
15,248	6.20%, 09/20/2043 ⌂ ►	149
	LB-UBS Commercial Mortgage Trust
1,419	1.45%, 12/15/2036 ■ Δ	7
	Lehman Brothers Small Balance Commercial
1,014	6.77%, 09/27/2036 ⌂ †	153
	Long Beach Asset Holdings Corp.
180	0.00%, 04/25/2046 ■ •	—
	Merrill Lynch Mortgage Trust
11,617	3.81%, 08/12/2039 ⌂ ►	168
13,559	3.96%, 10/12/2041 ⌂ ►	223
18,034	4.67%, 09/12/2042 ⌂ ►	134
1,057	5.53%, 05/12/2039 Δ	1,076
	Morgan Stanley Dean Witter Capital I
34	5.38%, 01/15/2039	35
	Nationstar Home Equity Loan Trust
13	0.00%, 03/25/2037 ⌂ •	—
	Renaissance Home Equity Loan Trust
108	0.00%, 04/25/2037 ⌂ •	1
675	7.00%, 09/25/2037	78
368	7.50%, 04/25/2037	2
	Sovereign Commercial Mortgage Securities
2,000	5.79%, 07/22/2030 ■ Δ	1,978
	Structured Asset Investment Loan Trust
232	2.91%, 11/25/2033 Δ	72
	Structured Asset Securities Corp.
450	2.78%, 02/25/2037 Δ	1
400	2.78%, 01/25/2037 ■ Δ	4
	Voyager Countrywide Delaware Trust
1,341	5.57%, 11/26/2035 ■	317
	Wachovia Bank Commercial Mortgage Trust
1,220	5.42%, 01/15/2045	1,244
1,610	5.92%, 06/15/2049 Δ	1,610
	Washington Mutual, Inc.
16,945	7.00%, 11/23/2043 ⌂ ■ Ψ	598
	Wells Fargo Home Equity Trust
1,696	0.59%, 04/25/2034 Δ	1,316

		32,484

	Total asset & commercial mortgage backed securities (cost $71,362)	$63,085

CORPORATE BONDS: INVESTMENT GRADE — 68.4%
	Advertising and Related Services — 0.9%
	Time Warner, Inc.
1,520	1.15%, 11/13/2009 Δ	1,520
1,000	5.50%, 11/15/2011	1,069

		2,589

	Aerospace Product and Parts Manufacturing — 1.8%
	Boeing Co.
600	3.50%, 02/15/2015	614
	Honeywell International, Inc.
1,092	4.25%, 03/01/2013	1,156
	Northrop Grumman Corp.
2,000	7.13%, 02/15/2011	2,138
	United Technologies Corp.
987	6.10%, 05/15/2012	1,089

		4,997

	Agriculture, Construction, and Mining Machinery — 0.2%
	Deere & Co.
534	7.85%, 05/15/2010	554

	Alumina and Aluminum Production and Processing — 0.3%
	Alcan, Inc.
750	6.45%, 03/15/2011	790

	Basic Chemical Manufacturing — 0.4%
	Dow Chemical Co.
1,000	7.60%, 05/15/2014	1,111

	Beverage Manufacturing — 2.2%
	Anheuser-Busch InBev N.V.
1,556	3.00%, 10/15/2012 ■	1,570
1,000	5.38%, 11/15/2014 ■	1,063
	Coca-Cola Co.
1,000	3.63%, 03/15/2014	1,042
	Diageo Capital plc
1,460	7.25%, 11/01/2009	1,460
	PepsiCo, Inc.
1,000	3.75%, 03/01/2014	1,042

		6,177

	Cable and Other Program Distribution — 0.7%
	Time Warner Cable, Inc.
2,000	5.40%, 07/02/2012	2,136

	Commercial and Service Industry Machinery Manufacturing — 0.4%
	Xerox Corp.
1,000	7.13%, 06/15/2010	1,030

	Commercial Banking — 9.7%
	Barclays Bank plc
1,500	5.45%, 09/12/2012	1,623
	Commonwealth Bank of Australia
2,000	2.75%, 10/15/2012 ■	2,012
	Credit Suisse New York
1,800	3.45%, 07/02/2012	1,859
	FleetBoston Financial Corp.
1,500	7.38%, 12/01/2009	1,507
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 68.4% — (continued)
	Commercial Banking — 9.7% — (continued)
	HSBC Bank USA
$1,000	4.63%, 04/01/2014	$1,045
	Key Bank NA
250	1.17%, 11/03/2009 Δ	250
1,500	5.70%, 08/15/2012	1,539
	Manufacturers & Traders Trust Co.
795	5.59%, 12/28/2020	656
	Marshall & Ilsley Corp.
1,500	0.47%, 06/01/2011 Δ	1,337
	National City Bank of Ohio
1,000	0.61%, 01/21/2010 Δ	1,000
500	4.50%, 03/15/2010	505
	Rabobank Netherlands
2,000	2.65%, 08/17/2012 ■	2,024
	Santander US Debt S.A.
2,000	0.68%, 10/21/2011 ■ Δ	1,996
	Sovereign Bancorp, Inc.
2,000	0.84%, 03/23/2010 Δ	1,998
	State Street Bank & Trust Co.
800	0.51%, 12/08/2015 Δ	742
500	1.85%, 03/15/2011	507
	SunTrust Banks, Inc.
500	0.53%, 05/21/2012 Δ	473
1,300	0.70%, 08/24/2015 Δ	1,048
500	7.75%, 05/01/2010	514
	Svenska Handelsbanken AB
1,000	1.45%, 09/14/2012 ■ Δ	994
1,000	4.88%, 06/10/2014 ■	1,050
	US Bank NA
500	6.38%, 08/01/2011	540
	Westpac Banking Corp.
2,000	0.58%, 10/21/2011 ■ Δ	1,998

		27,217

	Communications Equipment Manufacturing — 0.4%
	Cisco Systems, Inc.
1,000	5.25%, 02/22/2011	1,054

	Computer and Peripheral Equipment Manufacturing — 1.0%
	Dell, Inc.
500	3.38%, 06/15/2012	518
	Hewlett-Packard Co.
500	1.43%, 05/27/2011 Δ	508
300	2.25%, 05/27/2011	306
385	2.95%, 08/15/2012	395
	IBM Corp.
1,000	4.95%, 03/22/2011	1,053

		2,780

	Couriers — 0.4%
	United Parcel Service, Inc.
1,000	3.88%, 04/01/2014	1,049

	Depository Credit Banking — 3.2%
	BB&T Corp.
500	3.10%, 07/28/2011	510
750	3.85%, 07/27/2012	775
500	5.70%, 04/30/2014	541
	Citigroup, Inc.
1,000	5.25%, 02/27/2012	1,041
837	6.38%, 08/12/2014	888
	Fifth Third Bank
1,000	4.75%, 02/01/2015	946
	Wells Fargo & Co.
500	2.13%, 06/15/2012	509
2,673	7.55%, 06/21/2010	2,783
	Wells Fargo Bank NA
1,000	1.06%, 05/16/2016 Δ	865

		8,858

	Electric Generation, Transmission and Distribution — 2.5%
	Ohio Power Co.
1,500	0.76%, 04/05/2010 Δ	1,499
	Pacific Gas & Electric Co.
1,500	1.60%, 06/10/2010 Δ	1,507
	Southern Co.
2,917	0.68%, 10/21/2011 Δ	2,926
	Virginia Electric & Power Co.
1,000	4.50%, 12/15/2010	1,032

		6,964

	Grain and Oilseed Milling — 0.4%
	General Mills, Inc.
1,000	5.65%, 09/10/2012	1,092

	Grocery Stores — 1.2%
	Kroger Co.
1,035	6.75%, 04/15/2012	1,134
750	8.05%, 02/01/2010	763
	Safeway, Inc.
700	4.95%, 08/16/2010	722
625	6.50%, 03/01/2011	662

		3,281

	Health and Personal Care Stores — 1.4%
	CVS Caremark Corp.
685	0.66%, 06/01/2010 Δ	685
	CVS Corp.
2,000	5.75%, 08/15/2011	2,151
	Express Scripts, Inc.
1,200	5.25%, 06/15/2012	1,278

		4,114

	Industrial Machinery, Equipment Rental & Leasing — 0.6%
	COX Communications, Inc.
1,500	7.13%, 10/01/2012	1,683

	Insurance Carriers — 5.1%
	Aetna, Inc.
1,500	7.88%, 03/01/2011	1,590
	Berkshire Hathaway Finance Corp.
1,500	4.00%, 04/15/2012	1,579
	John Hancock Global Funding II
1,000	5.00%, 09/30/2013 ■	1,029
	Massachusetts Mutual Global Funding
1,000	3.63%, 07/16/2012 ■	1,031
	Met Life Global Funding I
1,000	5.13%, 04/10/2013 ■	1,059
	Metropolitan Life Global Funding I
600	2.88%, 09/17/2012 ■	602
500	5.13%, 06/10/2014 ■	531
	New York Life Global Funding
2,667	2.25%, 12/14/2012 ■	2,665
The accompanying notes are an integral part of these financial statements.

7

The Hartford Short Duration Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 68.4% — (continued)
	Insurance Carriers — 5.1% — (continued)
	Prudential Financial, Inc.
$2,000	5.10%, 12/14/2011	$2,104
	UnitedHealth Group, Inc.
1,000	0.79%, 06/21/2010 Δ	996
	Wellpoint, Inc.
500	4.25%, 12/15/2009	502
525	5.00%, 01/15/2011	544

		14,232

	International Trade Financing (Foreign Banks) — 0.5%
	Westpac Banking Corp.

1,500	4.20%, 02/27/2015	1,529

	Iron and Steel Mills and Ferroalloy Manufacturing — 0.4%
	ArcelorMittal
1,000	9.00%, 02/15/2015	1,155

	Medical and Diagnostic Laboratories — 0.4%
	Roche Holdings, Inc.
1,000	4.50%, 03/01/2012 ■	1,058

	Medical Equipment and Supplies Manufacturing — 0.2%
	CareFusion Corp.
500	4.13%, 08/01/2012 ■	514

	Metal Ore Mining — 1.5%
	Rio Tinto Finance USA Ltd.
1,500	5.88%, 07/15/2013	1,617
	Xstrata Finance Dubai Ltd.
2,500	1.27%, 11/13/2009 ■Δ	2,497

		4,114

	Monetary Authorities — Central Bank — 0.1%
	Bank of New York Mellon Corp.
363	4.30%, 05/15/2014	383

	Motor Vehicle Manufacturing — 0.4%
	Daimler Finance NA LLC
500	5.75%, 09/08/2011	528
	DaimlerChrysler NA Holdings Corp.
600	5.88%, 03/15/2011	626

		1,154

	Navigational, Measuring, and Control Instruments — 0.9%
	Lockheed Martin Corp.
1,500	8.20%, 12/01/2009	1,508
	Raytheon Co.
1,000	4.85%, 01/15/2011	1,038

		2,546

	Nondepository Credit Banking — 3.0%
	American Express Credit Corp.
1,700	0.36%, 11/09/2009 Δ	1,700
	Caterpillar Financial Services Corp.
900	0.88%, 08/20/2010 Δ	900
1,000	4.15%, 01/15/2010	1,006
	Countrywide Financial Corp.
2,000	1.43%, 05/07/2012 Δ	1,941
79	4.50%, 06/15/2010	80
162	5.80%, 06/07/2012	172
	General Electric Capital Corp.
1,000	0.95%, 08/15/2011 Δ	978
1,500	6.13%, 02/22/2011	1,588

		8,365

	Nonmetallic Mineral Mining and Quarrying — 0.2%
	BHP Billiton Finance USA Ltd.
500	5.50%, 04/01/2014	549

	Office Supplies, Stationery, and Gift Stores — 0.4%
	Staples, Inc.
1,000	7.75%, 04/01/2011	1,074

	Oil and Gas Extraction — 2.9%
	Anadarko Finance Co.
750	6.75%, 05/01/2011	800
	Anadarko Petroleum Corp.
194	5.75%, 06/15/2014	209
	Devon Energy Corp.
1,100	6.88%, 09/30/2011	1,200
	EnCana Corp.
1,000	6.30%, 11/01/2011	1,083
	Husky Energy, Inc.
1,000	6.25%, 06/15/2012	1,086
	Kerr-McGee Corp.
535	6.88%, 09/15/2011	579
	Shell International Finance B.V.
1,000	4.00%, 03/21/2014	1,051
500	5.63%, 06/27/2011	538
	Statoilhydro ASA
391	3.88%, 04/15/2014	410
	XTO Energy, Inc.
1,000	7.50%, 04/15/2012	1,114

		8,070

	Oilseed and Grain Farming — 0.1%
	Husky Energy, Inc.
239	5.90%, 06/15/2014	260

	Other Financial Investment Activities — 1.3%
	BAE Systems Holdings, Inc.
2,000	6.40%, 12/15/2011 ■	2,141
	BP Capital Markets plc
526	1.55%, 08/11/2011	534
1,000	3.13%, 03/10/2012	1,034

		3,709

	Other Food Manufacturing — 0.5%
	Kraft Foods, Inc.
500	5.63%, 11/01/2011	533
	Unilever Capital Corp.
1,000	7.13%, 11/01/2010	1,066

		1,599

	Other General Merchandise Stores — 0.3%
	Wal-Mart Stores, Inc.
1,000	3.20%, 05/15/2014	1,025

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 68.4% — (continued)
	Other Miscellaneous Manufacturing — 0.7%
	Tyco International Group S.A.
$2,000	6.38%, 10/15/2011	$2,160

	Petroleum and Coal Products Manufacturing — 1.6%
	Amerada Hess Corp.
300	6.65%, 08/15/2011	323
	Chevron Corp.
1,000	3.45%, 03/03/2012	1,049
	ConocoPhillips
1,000	4.60%, 01/15/2015	1,073
	Hess Corp.
500	7.00%, 02/15/2014	563
	Valero Energy Corp.
1,520	6.88%, 04/15/2012	1,656

		4,664

	Pharmaceutical & Medicine Manufacturing — 0.4%
	Wyeth
1,000	6.95%, 03/15/2011	1,077

	Pharmaceutical and Medicine Manufacturing — 1.7%
	AstraZeneca plc
1,750	5.40%, 09/15/2012	1,929
	Eli Lilly & Co.
1,164	3.55%, 03/06/2012	1,219
	Merck & Co., Inc.
705	1.88%, 06/30/2011	714
	Pfizer, Inc.
1,000	4.45%, 03/15/2012	1,060

		4,922

	Pipeline Transportation of Natural Gas — 0.9%
	Enterprise Products Operating L.P.
1,275	7.50%, 02/01/2011	1,355
	Kinder Morgan Energy Partners L.P.
150	5.63%, 02/15/2015	161
1,000	6.75%, 03/15/2011	1,065

		2,581

	Rail Transportation — 1.0%
	Canadian Pacific Railway Co.
740	6.25%, 10/15/2011	790
	Norfolk Southern Corp.
365	8.63%, 05/15/2010	380
	Union Pacific Corp.
1,000	6.13%, 01/15/2012	1,077
500	6.65%, 01/15/2011	528

		2,775

	Real Estate Credit (Mortgage Banking) — 0.6%
	Countrywide Home Loans, Inc.
98	4.00%, 03/22/2011	100
	First Union National Bank Commercial Mortgage
1,500	7.80%, 08/18/2010	1,575

		1,675

	Residential Building Construction — 0.4%
	CRH America, Inc.
1,000	5.30%, 10/15/2013	1,039

	Resin, Synthetic Rubber, Filaments Manufacturing — 0.2%
	Dow Chemical Co.
650	4.85%, 08/15/2012	677

	Securities and Commodity Contracts and Brokerage — 5.0%
	Credit Suisse First Boston USA, Inc.
2,000	4.13%, 01/15/2010	2,014
	Goldman Sachs Group, Inc.
1,000	5.30%, 02/14/2012	1,064
243	6.00%, 05/01/2014	267
1,000	6.88%, 01/15/2011	1,064
	J.P. Morgan Chase & Co.
1,000	0.63%, 06/13/2016 Δ	931
	JP Morgan Chase & Co.
1,500	4.65%, 06/01/2014	1,582
1,810	6.75%, 02/01/2011	1,915
	Merrill Lynch & Co., Inc.
2,000	0.71%, 03/23/2010 Δ	2,000
720	0.73%, 12/04/2009 Δ	720
	Morgan Stanley
1,200	0.41%, 05/07/2010 Δ	1,199
375	1.09%, 05/07/2010 Δ	375
1,000	5.75%, 08/31/2012	1,072

		14,203

	Soap, Cleaning Compound and Toilet Manufacturing — 0.4%
	Clorox Co.
1,000	6.13%, 02/01/2011	1,058

	Software Publishers — 0.9%
	Microsoft Corp.
465	2.95%, 06/01/2014	472
	Oracle Corp.
974	3.75%, 07/08/2014	1,012
1,000	5.00%, 01/15/2011	1,047

		2,531

	Sovereign Foreign Governments — 0.7%
	Ontario (Province of)
1,000	1.17%, 05/22/2012 Δ	1,010
	Quebec (Province of)
1,000	6.13%, 01/22/2011	1,063

		2,073

	Support Activities For Mining — 0.4%
	Weatherford International Ltd.
1,000	5.95%, 06/15/2012	1,075

	Telecommunications — Other — 1.4%
	France Telecom S.A.
435	4.38%, 07/08/2014	459
1,500	7.75%, 03/01/2011 Δ	1,622
	Telecom Italia Capital
1,000	1.12%, 07/18/2011 Δ	991
750	4.00%, 01/15/2010	754

		3,826

	Telecommunications — Wired Carriers — 1.1%
	AT&T, Inc.
1,000	5.88%, 02/01/2012	1,082
	Deutsche Telekom International Finance B.V.
1,000	8.50%, 06/15/2010 Δ	1,045
	Royal KPN N.V.
1,000	8.00%, 10/01/2010	1,060

		3,187

The accompanying notes are an integral part of these financial statements.

9

The Hartford Short Duration Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 68.4% — (continued)
	Telecommunications — Wireless Carriers — 1.1%
	Comcast Cable Communications, Inc.
$1,000	6.75%, 01/30/2011		$1,062
	Vodafone Group plc
1,000	5.35%, 02/27/2012		1,067
1,000	7.75%, 02/15/2010		1,020

			3,149

	Telecommunications Resellers — 0.6%
	Telefonica Europe B.V.
1,500	7.75%, 09/15/2010		1,584

	Tobacco Manufacturing — 0.2%
	Altria Group, Inc.
500	7.75%, 02/06/2014		571

	Waste Treatment and Disposal — 0.6%
	Allied Waste North America, Inc.
1,000	5.75%, 02/15/2011		1,051
500	6.50%, 11/15/2010		517

			1,568

	Wireless Communications Services — 2.6%
	Cingular Wireless Services, Inc.
500	7.88%, 03/01/2011		542
	Embarq Corp.
1,000	6.74%, 06/01/2013		1,085
	Rogers Communications, Inc.
1,250	9.63%, 05/01/2011		1,383
	Telus Corp.
1,500	8.00%, 06/01/2011		1,635
	Verizon Wireless
1,500	5.25%, 02/01/2012 ■		1,603
	Verizon Wireless Capital
1,000	3.75%, 05/20/2011 ■		1,034

			7,282

	Total corporate bonds: investment grade (cost $187,519)		$192,489

U.S. GOVERNMENT AGENCIES — 1.6%
	Federal Home Loan Mortgage Corporation — 0.5%
$1,316	6.00%, 09/15/2032		$1,336

	Federal National Mortgage Association — 0.6%
1,668	5.50%, 05/25/2014		1,725

	Government National Mortgage Association — 0.5%
1,412	6.50%, 05/16/2031		1,538

	Total U.S. government agencies (cost $4,465)		$4,599

U.S. GOVERNMENT SECURITIES — 0.7%
	U.S. Treasury Securities — 0.7%
	U.S. Treasury Notes — 0.7%

$2,000	2.00%, 09/30/2010		$2,030

	Total U.S. government securities (cost $2,002)		$2,030

	Total long-term investments (cost $265,348)		$262,203

SHORT-TERM INVESTMENTS — 5.1%
	Commercial Paper — 5.1%
	Finance and Insurance — 1.3%
	European Investment Bank
$316	0.10%, 11/4/2009o		$316
	Societe Generale NA
3,377	0.16%, 11/12/2009o		3,377

			3,693

	Food Manufacturing — 0.7%
	Kraft Foods, Inc.
1,948	0.30%, 11/3/2009o		1,948

	Paper Manufacturing — 1.8%
	Bemis Co., Inc.
5,054	0.12%, 11/2/2009o		5,054

	Petroleum and Coal Products Manufacturing — 1.3%
	Devon Energy Corp.
3,499	0.22%, 11/9/2009■o		3,499

			14,194

	Total short-term investments (cost $14,194)		$14,194

	Total investments (cost $279,542)▲	98.2%	$276,397

	Other assets and liabilities	1.8%	5,187

	Total net assets	100.0%	$281,584

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.7% of total net assets at October 31, 2009.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $279,542 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,919
Unrealized Depreciation	(11,064)

Net Unrealized Depreciation	$(3,145)

The accompanying notes are an integral part of these financial statements.

10

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2009, was $2,730, which represents 0.97% of total net assets.
•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2009.
■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $42,602, which represents 15.13% of total net assets.
►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2009.
o	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.
⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
05/2007 - 02/2009	$5,841	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	$797
12/2006 - 03/2009	$10,592	Bayview Commercial Asset Trust, 7.18%, 01/25/2037 - 144A	971
08/2007	$9,837	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	1,332
11/2006	$901	Bayview Financial Acquisition Trust, 4.91%, 02/25/2033 - 144A	887
12/2004	$18,959	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	287
03/2005 - 08/2007	$48,676	Bear Stearns Commercial Mortgage Securities, Inc., 4.65%, 02/11/2041	314
12/2005	$104,991	Bear Stearns Commercial Mortgage Securities, Inc., 6.25%, 12/11/2040 - 144A	359
11/2006 - 08/2007	$9,563	CBA Commercial Small Balance Commercial Mortgage, 3.00%, 01/25/2039 - 144A	817
10/2007 - 11/2007	$16,655	CBA Commercial Small Balance Commercial Mortgage, 4.79%, 12/25/2036 - 144A	—
04/2006 - 08/2007	$17,389	CBA Commercial Small Balance Commercial Mortgage, 7.00%, 07/25/2035 - 06/25/2038 - 144A	79
10/2006	$1,500	Commercial Mortgage Pass-Through Certificates, 0.74%, 12/15/2020 - 144A	1,500
03/2004 - 08/2006	$2,256	Commercial Mortgage Pass-Through Certificates, 3.59%, 03/10/2039 - 144A	28
08/2004 - 08/2006	$9,004	CS First Boston Mortgage Securities Corp., 4.17%, 07/15/2036 - 144A	108
07/2004	$14,266	Goldman Sachs Mortgage Securities Corp. II, 4.38%, 08/10/2038 - 144A	75
03/2006 - 08/2009	$37	Hasco NIM Trust, 0.00%, 12/26/2035 - 144A	36
03/2006	$1,181	JP Morgan Chase Commercial Mortgage Securities Corp., 1.04%, 02/15/2020 - 144A	1,180
12/2006 - 08/2007	$15,248	LaSalle Commercial Mortgage Securities, 6.20%, 09/20/2043 - 144A	379
09/2006 - 07/2007	$1,014	Lehman Brothers Small Balance Commercial, 6.77%, 09/27/2036 - 144A	1,013
09/2004	$11,617	Merrill Lynch Mortgage Trust, 3.81%, 08/12/2039 - 144A	175
11/2004 - 08/2006	$13,559	Merrill Lynch Mortgage Trust, 3.96%, 10/12/2041 - 144A	252
03/2005	$18,034	Merrill Lynch Mortgage Trust, 4.67%, 09/12/2042	109
04/2007	$13	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	13
10/2006 - 11/2006	$1,000	North Street Referenced Linked Notes, 1.19%, 04/28/2011 - 144A	987
11/2006	$500	North Street Referenced Linked Notes, 1.54%, 04/28/2011 - 144A	483
03/2007	$108	Renaissance Home Equity Loan Trust, 0.00%, 04/25/2037 - 144A	108
11/2006	$16,945	Washington Mutual, Inc., 7.00%, 11/23/2043 - 144A	654
The aggregate value of these securities at October 31, 2009 was $8,649 which represents 3.07% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

11

The Hartford Short Duration Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$63,085	$—	$54,139	$8,946
Corporate Bonds: Investment Grade	192,489	—	192,489	—
U.S. Government Agencies	4,599	—	4,599	—
U.S. Government Securities	2,030	—	2,030	—
Short-Term Investments	14,194	—	14,194	—

Total	$276,397	$—	$267,451	$8,946

	Balance as of		Change in			Transfers In	Balance as of
	October 31,	Realized Gain	Unrealized			and/or Out of	October 31,
	2008	(Loss)	Depreciation		Net Sales	Level 3	2009

Assets:
Asset & Commercial Mortgage Backed Securities	$19,239	$(2,500)	$(1,308	)*	$(2,110)	$(4,375)	$8,946

Total	$19,239	$(2,500)	$(1,308)		$(2,110)	$(4,375)	$8,946

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $(1,365).
The accompanying notes are an integral part of these financial statements.

12

The Hartford Short Duration Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $279,542)	$276,397
Cash	6
Receivables:
Fund shares sold	3,600
Dividends and interest	2,650
Other assets	68

Total assets	282,721

Liabilities:
Payables:
Fund shares redeemed	1,003
Investment management fees	21
Dividends	61
Distribution fees	15
Accrued expenses	37

Total liabilities	1,137

Net assets	$281,584

Summary of Net Assets:
Capital stock and paid-in-capital	289,723
Accumulated undistributed net investment income	131
Accumulated net realized loss on investments	(5,125)
Unrealized depreciation of investments	(3,145)

Net assets	$281,584

Shares authorized	300,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$9.62/$9.92

Shares outstanding	13,050

Net assets	$125,549

Class B: Net asset value per share	$9.62

Shares outstanding	969

Net assets	$9,322

Class C: Net asset value per share	$9.62

Shares outstanding	5,499

Net assets	$52,909

Class Y: Net asset value per share	$9.60

Shares outstanding	9,767

Net assets	$93,804

The accompanying notes are an integral part of these financial statements.

13

The Hartford Short Duration Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Interest	$9,345

Total investment income	9,345

Expenses:
Investment management fees	948
Transfer agent fees	164
Distribution fees
Class A	187
Class B	76
Class C	327
Custodian fees	4
Accounting services fees	38
Registration and filing fees	61
Board of Directors’ fees	7
Audit fees.	13
Other expenses	44

Total expenses (before waivers and fees paid indirectly)	1,869
Expense waivers	(20)
Custodian fee offset	—

Total waivers and fees paid indirectly	(20)

Total expenses, net	1,849

Net Investment Income	7,496

Net Realized Loss on Investments:
Net realized loss on investments in securities	(1,978)

Net Realized Loss on Investments	(1,978)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	12,281

Net Changes in Unrealized Appreciation of Investments	12,281

Net Gain on Investments	10,303

Net Increase in Net Assets Resulting from Operations	$17,799

The accompanying notes are an integral part of these financial statements.

14

The Hartford Short Duration Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$7,496	$8,317
Net realized loss on investments	(1,978)	(750)
Net unrealized appreciation (depreciation) of investments	12,281	(13,330)

Net Increase (Decrease) In Net Assets Resulting From Operations	17,799	(5,763)

Distributions to Shareholders:
From net investment income
Class A	(2,593)	(1,537)
Class B	(211)	(173)
Class C	(907)	(771)
Class Y	(3,764)	(5,747)

Total distributions	(7,475)	(8,228)

Capital Share Transactions:
Class A	74,593	14,905
Class B	3,087	(131)
Class C	24,514	6,112
Class Y	(17,807)	(25,523)

Net increase (decrease) from capital share transactions	84,387	(4,637)

Net Increase (Decrease) In Net Assets	94,711	(18,628)
Net Assets:
Beginning of period	186,873	205,501

End of period	$281,584	$186,873

Accumulated undistributed (distribution in excess of) net investment income (loss)	$131	$105

The accompanying notes are an integral part of these financial statements.

15

The Hartford Short Duration Fund
Notes to Financial Statements October 31, 2009
(000’s Omitted)
1. Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Short Duration Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.
Class A shares are sold with a front-end sales charge of up to 3.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.
Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2. Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to

16

purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.
Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.
c)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

17

The Hartford Short Duration Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
d)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of October 31, 2009.

e)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

f)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

g)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2009, the Fund had no outstanding when-issued or delayed delivery securities.

h)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while

18

lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

i)	Prepayment Risks — Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. The potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

j)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$7,449	$8,250

19

The Hartford Short Duration Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
     As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$201
Accumulated Capital Losses *	(5,125)
Unrealized Depreciation †	(3,145)

Total Accumulated Deficit	$(8,069)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase undistributed net investment income by $5 and decrease accumulated net realized loss on investments by $5.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2011	$221
2012	295
2013	977
2014	731
2015	162
2016	751
2017	1,988

Total	$5,125

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4. Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

20

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.45%
On next $4.5 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
0.90%	1.65%	1.65%	0.65%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005
Class A Shares	0.90%	0.90%	0.90%	0.90%	0.90%
Class B Shares	1.65	1.65	1.65	1.65	1.65
Class C Shares	1.65	1.65	1.65	1.65	1.65
Class Y Shares	0.53	0.58	0.64	0.65	0.65
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $581 and contingent deferred sales charges of $36 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for

21

The Hartford Short Duration Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $15. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $151 for providing such services. These fees are accrued daily and paid monthly.
5. Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$159,025
Sales Proceeds Excluding U.S. Government Obligations	81,214
Cost of Purchases for U.S. Government Obligations	21,138
Sales Proceeds for U.S. Government Obligations	30,317
6. Capital Share Transactions:
     The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	13,360	246	(5,619)	—	7,987	5,432	124	(4,017)	—	1,539
Amount	$124,591	$2,298	$(52,296)	$—	$74,593	$52,093	$1,186	$(38,374)	$—	$14,905
Class B
Shares	737	20	(423)	—	334	328	15	(354)	—	(11)
Amount	$6,822	$184	$(3,919)	$—	$3,087	$3,124	$145	$(3,400)	$—	$(131)
Class C
Shares	4,529	71	(2,004)	—	2,596	2,886	49	(2,304)	—	631
Amount	$42,410	$658	$(18,554)	$—	$24,514	$27,690	$470	$(22,048)	$—	$6,112
Class Y
Shares	1,542	402	(3,889)	—	(1,945)	2,212	603	(5,607)	—	(2,792)
Amount	$14,544	$3,720	$(36,071)	$—	$(17,807)	$21,156	$5,768	$(52,447)	$—	$(25,523)

22

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	52	$476
For the Year Ended October 31, 2008	49	$471
7. Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.
8. Subsequent Events:
Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

23

The Hartford Short Duration Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$9.21	$0.33	$—	$0.41	$0.74	$(0.33)	$—	$—	$(0.33)	$0.41	$9.62
B	9.21	0.26	—	0.41	0.67	(0.26)	—	—	(0.26)	0.41	9.62
C	9.21	0.26	—	0.41	0.67	(0.26)	—	—	(0.26)	0.41	9.62
Y	9.19	0.36	—	0.41	0.77	(0.36)	—	—	(0.36)	0.41	9.60

For the Year Ended October 31, 2008
A	9.82	0.37	—	(0.62)	(0.25)	(0.36)	—	—	(0.36)	(0.61)	9.21
B	9.82	0.29	—	(0.61)	(0.32)	(0.29)	—	—	(0.29)	(0.61)	9.21
C	9.82	0.29	—	(0.61)	(0.32)	(0.29)	—	—	(0.29)	(0.61)	9.21
Y	9.81	0.40	—	(0.63)	(0.23)	(0.39)	—	—	(0.39)	(0.62)	9.19

For the Year Ended October 31, 2007
A	9.89	0.44	—	(0.07)	0.37	(0.44)	—	—	(0.44)	(0.07)	9.82
B	9.90	0.37	—	(0.09)	0.28	(0.36)	—	—	(0.36)	(0.08)	9.82
C	9.90	0.37	—	(0.09)	0.28	(0.36)	—	—	(0.36)	(0.08)	9.82
Y	9.88	0.47	—	(0.08)	0.39	(0.46)	—	—	(0.46)	(0.07)	9.81

For the Year Ended October 31, 2006
A	9.85	0.35	—	0.04	0.39	(0.35)	—	—	(0.35)	0.04	9.89
B	9.85	0.27	—	0.05	0.32	(0.27)	—	—	(0.27)	0.05	9.90
C	9.85	0.27	—	0.05	0.32	(0.27)	—	—	(0.27)	0.05	9.90
Y	9.84	0.37	—	0.04	0.41	(0.37)	—	—	(0.37)	0.04	9.88

For the Year Ended October 31, 2005
A	10.08	0.33	—	(0.24)	0.09	(0.32)	—	—	(0.32)	(0.23)	9.85
B	10.08	0.25	—	(0.23)	0.02	(0.25)	—	—	(0.25)	(0.23)	9.85
C	10.08	0.25	—	(0.23)	0.02	(0.25)	—	—	(0.25)	(0.23)	9.85
Y	10.07	0.35	—	(0.23)	0.12	(0.35)	—	—	(0.35)	(0.23)	9.84

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

24

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
		Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Income to Average Net	Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Assets	Rate(d)
8.23%	$125,549	0.91%	0.90%	0.90%	3.50%	56%
7.42	9,322	1.80	1.65	1.65	2.78	—
7.42	52,909	1.65	1.65	1.65	2.78	—
8.62	93,804	0.53	0.53	0.53	3.92	—

(2.60)	46,620	0.95	0.90	0.90	3.78	73
(3.33)	5,846	1.84	1.65	1.65	3.06	—
(3.33)	26,738	1.69	1.65	1.65	3.03	—
(2.40)	107,669	0.58	0.58	0.58	4.11	—

3.80	34,606	1.04	0.90	0.90	4.49	68
2.91	6,349	1.90	1.65	1.65	3.73	—
2.91	22,322	1.77	1.65	1.65	3.74	—
4.08	142,224	0.64	0.64	0.64	4.75	—

4.02	26,726	1.10	0.90	0.90	3.53	119
3.33	6,760	1.92	1.65	1.65	2.77	—
3.33	14,382	1.83	1.65	1.65	2.76	—
4.28	102,198	0.68	0.65	0.65	3.78	—

0.92	29,212	1.05	0.90	0.90	3.23	123
0.17	8,814	1.89	1.65	1.65	2.47	—
0.17	22,973	1.78	1.65	1.65	2.47	—
1.18	82,439	0.67	0.65	0.65	3.53	—

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Short Duration Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Short Duration Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

26

The Hartford Short Duration Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Short Duration Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008

Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))

Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008

Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

28

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006

Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009

Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Short Duration Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	4.00%
Other Securities	96.00%

Total	100.00%

QII†	100.00%

*	The income received from federal obligations.

†	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.330	N/A	N/A	0.330
Class B	0.260	N/A	N/A	0.260
Class C	0.260	N/A	N/A	0.260
Class Y	0.362	N/A	N/A	0.362
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

30

The Hartford Short Duration Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,072.20	$4.70	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class B	$1,000.00	$1,068.20	$8.60	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class C	$1,000.00	$1,067.00	$8.60	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class Y	$1,000.00	$1,073.10	$2.72	$1,000.00	$1,022.58	$2.65	0.52	184	365

31

The Hartford Short Duration Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Short Duration Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

33

The Hartford Short Duration Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

34

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-34 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford Small Company Fund

The Hartford Small Company Fund

The Hartford Small Company Fund inception 07/22/1996

(subadvised by Wellington Management Company, LLP Hartford Investment Management Company)	Investment objective — Seeks growth of capital.
Performance Overview(1) 10/31/99 – 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	10
	Year	Year	Year

Small Company A#	6.19%	2.60%	1.75%
Small Company A##	0.35%	1.44%	1.18%
Small Company B#	5.81%	1.94%	NA*
Small Company B##	0.81%	1.62%	NA*
Small Company C#	5.38%	1.83%	1.02%
Small Company C##	4.38%	1.83%	1.02%
Small Company I#	6.45%	2.78%	1.84%
Small Company R3#	5.83%	2.64%	2.01%
Small Company R4#	6.22%	2.85%	2.11%
Small Company R5#	6.47%	3.00%	2.19%
Small Company Y#	6.67%	3.08%	2.23%
Russell 2000 Growth Index	11.34%	0.95%	0.12%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Wellington Management Company, LLP		Hartford Investment Management Company
Steven C. Angeli, CFA	Mario E. Abularach, CFA, CMT	Hugh Whelan, CFA
Senior Vice President, Partner	Vice President	Managing Director

Stephen C. Mortimer		Kurt Cubbage, CFA
Senior Vice President		Vice President
How did the Fund perform?
The Class A shares of The Hartford Small Company Fund returned 6.19%, before sales charge, for the twelve-month period ended October 31, 2009, underperforming its benchmark, the Russell 2000 Growth Index which returned 11.34% for the same period. The Fund also underperformed the 13.14% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The twelve-month period ended October 31, 2009, was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. The broad U.S. equity market continued to decline until the early March lows, when it began to sharply rebound all the way through mid October. In this environment, small cap, mid cap and large cap stocks all registered a positive return over the twelve-month period, as

2

measured by the Russell 2000 (+6.4%), S&P MidCap 400 (+18.2%) and S&P 500 (+9.8%) indices, respectively. Seven of ten sectors within the Russell 2000 Growth index advanced during the period. Consumer Discretionary (+31.7%), Information Technology (+30.0%), and Utilities (+16.6%) were the strongest-performing sectors while Industrials (-5.2%), Financials (-4.5%), and Energy (-4.1%) declined the most.
From mid-March, a low-profitability, low-quality stock rally led the market out of the bottom. This rally impacted the Fund’s performance since a large portion of the Fund only invests in high-quality, profitable stocks. As a result, the Fund security selection detracted from performance for the remainder of the period. However, the effects of security selection were slightly mitigated by positive stock selection in Industrials and Financials. In particular, an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Consumer Discretionary and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Energy also were additive to relative (i.e. performance of the Fund as measured against the benchmark) performance.
Stocks that detracted the most from relative returns during the period were Solutia (Materials) and Human Genome Science (Health Care). Shares of specialty chemical producer Solutia declined amid heightened anxiety over the company’s debt levels and exposure to automotive- and construction-related end markets. The Fund eliminated the position during the period. Shares of Human Genome Science, a biotechnology company, declined due to a loss in confidence in its Hepatitis C drug and concerns of a delay in its anthrax vaccine program. The Fund eliminated the position early in the period. Significant detractors from absolute (i.e. total return) returns included Penn Virginia (Energy) and Ubisoft Entertainment (Information Technology).
Top contributors to relative performance during the period included Aecom Technology (Industrials), SeaGate Technology (Information Technology), and Red Hat (Information Technology). Shares of Aecom Technology, which provides infrastructure planning, consulting, design, and program and construction management services, rose as the company’s earnings exceeded expectations. The Fund sold into strength, eliminating our position during the period. The Fund established a position in hard drive maker SeaGate Technology early in the period anticipating better industry fundamentals (capacity reduction and low inventories), company-specific execution (new management, restructuring steps and product mix changes). SeaGate’s stock price moved higher as the company reported earnings that topped consensus forecasts. Red Hat’s shares rose as it posted better-than-expected results on growing revenue, climbing market share, and higher margins in a tight information technology spending environment. Significant contributors to absolute returns included Starent Networks (Information Technology) and Jabil Circuit Inc. (Information Technology).
What is the outlook?
The first half of the period was characterized by tremendous uncertainty that undermined confidence and plummeting stock prices. Signs of lessening deterioration in early spring had a powerful positive influence on sentiment and stock prices. Reported corporate profits began to exceed expectations, in large part due to cost cutting. Lean inventories hold up the promise for some uptick in industrial activity while easy year-on-year comparisons could pave the way for better “growth” headlines. Meanwhile, stocks have moved decisively higher: the Russell 2000 Growth Index is now up over 70% since early March. The question now is how sustainable the improvement in fundamentals and sentiment will prove.
Despite the uncertainty, the Fund continues to focus on stocks of companies that have unique business models or special market opportunities that should allow them to deliver superior growth. The Fund remains well diversified, with holdings across all major market sectors. At the end of the period, the Fund had overweights in Consumer Discretionary, Materials, and Consumer Staples relative to the Russell 2000 Growth Index. The Fund ended the period most underweight Health Care, Information Technology, and Financials.
At October 31, 2009, 59% of the Fund’s assets were managed by Wellington Management Company, LLP and 41% of the assets were managed by Hartford Investment Management Company.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.3%
Banks (Financials)	0.8
Capital Goods (Industrials)	7.2
Commercial & Professional Services (Industrials)	3.5
Consumer Durables & Apparel (Consumer Discretionary)	8.3
Consumer Services (Consumer Discretionary)	6.0
Diversified Financials (Financials)	1.4
Energy (Energy)	3.5
Food & Staples Retailing (Consumer Staples)	0.4
Food, Beverage & Tobacco (Consumer Staples)	2.3
Health Care Equipment & Services (Health Care)	11.2
Household & Personal Products (Consumer Staples)	2.2
Insurance (Financials)	1.3
Materials (Materials)	3.6
Media (Consumer Discretionary)	1.4
Other Investment Pools and Funds (Financials)	0.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.3
Real Estate (Financials)	1.1
Retailing (Consumer Discretionary)	5.7
Semiconductors & Semiconductor Equipment (Information Technology)	5.4
Software & Services (Information Technology)	12.5
Technology Hardware & Equipment (Information Technology)	6.9
Telecommunication Services (Services)	1.8
Transportation (Industrials)	2.8
Utilities (Utilities)	0.3
Short-Term Investments	2.4
Other Assets and Liabilities	(1.0)

Total	100.0%

3

The Hartford Small Company Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 98.2%
	Automobiles & Components — 0.3%
113	Cooper Tire & Rubber Co.	$1,717
36	Standard Motor Products	297

		2,014

	Banks — 0.8%
172	Signature Bank •	5,429

		5,429

	Capital Goods — 7.2%
313	Advanced Battery Technologies, Inc. •	1,052
36	Applied Signal Technology	735
21	AZZ, Inc. •	723
296	BE Aerospace, Inc. •	5,254
88	Beacon Roofing Supply, Inc. •	1,260
71	Chart Industries, Inc. •	1,411
67	China Fire & Security Group •	946
37	Cubic Corp.	1,279
64	EMCOR Group, Inc. •	1,513
22	Heico Corp.	833
107	Kennametal, Inc.	2,521
105	Lennox International, Inc.	3,530
22	Middleby Corp.•	983
393	Mueller Water Products, Inc.	1,762
22	Nordson Corp.	1,153
67	Orbital Sciences Corp. •	867
62	Orion Marine Group, Inc. •	1,187
33	Pentair, Inc.	969
17	Powell Industries, Inc. •	624
132	Regal-Beloit Corp.	6,171
154	Rush Enterprises, Inc. •	1,678
31	Simpson Manufacturing Co., Inc.	731
31	SMA Solar Technology AG	2,942
101	Teledyne Technologies, Inc. •	3,444
37	Trex Co., Inc. •	584
30	Watsco, Inc.	1,535
46	Woodward Governor Co.	1,086

		46,773

	Commercial & Professional Services — 3.5%
44	APAC TeleServices, Inc. •	286
331	Corrections Corp. of America •	7,932
12	Healthcare Services Group, Inc.	241
129	Herman Miller, Inc.	1,999
50	HNI Corp.	1,318
190	Knoll, Inc.	1,864
243	Sykes Enterprises, Inc. •	5,773
64	Tetra Tech, Inc. •	1,657
22	Watson Wyatt Worldwide, Inc.	965

		22,035

	Consumer Durables & Apparel — 8.3%
262	Carter’s, Inc. •	6,187
12	Deckers Outdoor Corp •	1,089
62	Fossil, Inc. •	1,651
444	Hanesbrands, Inc. •	9,602
303	Jarden Corp.	8,308
39	Lululemon Athletica, Inc. •	987
16	Oxford Industries, Inc.	309
25	Polaris Industries, Inc.	1,049
547	Rossi Residencial S.A.	3,609
227	Smith & Wesson Holding Corp. •	972
31	Steven Madden Ltd. •	1,246
88	Sturm Ruger & Co., Inc.	939
135	Tempur-Pedic International, Inc. •	2,613
38	True Religion Apparel, Inc. •	967
97	Tupperware Brands Corp.	4,362
36	Under Armour, Inc. Class A •	977
193	Warnaco Group, Inc. •	7,828
48	Wolverine World Wide, Inc.	1,236

		53,931

	Consumer Services — 6.0%
172	Bally Technologies, Inc. •	6,768
159	Brinks Home Security Holding •	4,917
44	Buffalo Wild Wings, Inc. •	1,820
15	Capella Education Co. •	1,033
238	Cheesecake Factory, Inc. •	4,323
89	Coinstar, Inc. •	2,822
471	Corinthian Colleges, Inc. •	7,475
16	K12, Inc. •	259
176	Life Time Fitness, Inc. •	3,795
53	Lincoln Educational Services Corp.•	1,044
37	P. F. Chang’s China Bistro, Inc. •	1,088
66	Shuffle Master, Inc. •	517
80	WMS Industries, Inc. •	3,202

		39,063

	Diversified Financials — 1.4%
65	Ezcorp, Inc. •	837
44	First Cash Financial Services, Inc. •	763
311	GFI Group, Inc.	1,602
101	Knight Capital Group, Inc. •	1,700
109	optionsXpress Holdings, Inc.	1,697
50	Stifel Financial •	2,603

		9,202

	Energy — 3.5%
93	Cal Dive International, Inc. •	714
32	Carbo Ceramics, Inc.	1,870
176	Complete Production Services, Inc. •	1,675
27	Dril-Quip, Inc. •	1,292
56	James River Coal Co. •	1,055
179	Karoon Gas Australia Ltd. •	1,209
21	Lufkin Industries, Inc.	1,176
106	Massey Energy Co.	3,077
59	Matrix Service Co. •	519
23	NATCO Group, Inc. •	1,023
82	Overseas Shipholding Group, Inc.	3,234
93	St. Mary Land & Exploration Co.	3,162
81	Willbros Group, Inc. •	1,059
38	World Fuel Services Corp.	1,938

		23,003

	Food & Staples Retailing — 0.4%
47	Casey’s General Stores, Inc.	1,493
49	United Natural Foods, Inc. •	1,193

		2,686

	Food, Beverage & Tobacco — 2.3%
36	American Italian Pasta Co. •	967
71	Cental Euro Distribution Corp. •	2,215
371	Cott Corp. •	2,930
25	Diamond Foods, Inc.	744
57	Green Mountain Coffee Roasters •	3,799
16	J&J Snack Foods Corp.	622
30	Lancaster Colony Corp.	1,474
34	Sanderson Farms, Inc.	1,240
76	Zhongpin, Inc. •	1,005

		14,996

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 98.2% — (continued)
	Health Care Equipment & Services — 11.2%
39	Abaxis, Inc. •	$901
137	Align Technology, Inc. •	2,153
214	Allscripts-Misys Healthcare Solutions, Inc.	4,164
77	Almost Family, Inc. •	2,331
26	Amedisys, Inc. •	1,037
124	American Medical Systems Holdings•	1,908
36	Athenahealth, Inc. •	1,344
77	Bioscrip, Inc. •	579
46	Catalyst Health Solutions •	1,451
102	Clarient, Inc. •	332
66	Eclipsys Corp. •	1,233
31	Emergency Medical Services •	1,490
23	Haemonetics Corp. •	1,166
240	Health Net, Inc. •	3,572
327	HealthSouth Corp. •	4,777
32	HMS Holdings Corp. •	1,356
208	Hologic, Inc. •	3,077
11	ICU Medical, Inc. •	401
51	Immucor, Inc. •	913
106	Inverness Medical Innovation, Inc. •	4,031
1	Landauer, Inc.	65
65	Masimo Corp. •	1,727
81	MedAssets, Inc. •	1,771
39	Meridian Bioscience, Inc.	865
50	NuVasive, Inc. •	1,820
110	Owens & Minor, Inc.	4,515
53	Palomar Medical Technologies, Inc. •	542
52	PharMerica Corp. •	801
49	Providence Service Corp. •	608
93	PSS World Medical, Inc. •	1,889
170	Psychiatric Solutions, Inc. •	3,515
26	Quality Systems	1,617
27	Rehabcare Group, Inc. •	511
45	Sirona Dental Systems, Inc. •	1,201
66	STERIS Corp.	1,944
125	SXC Health Solutions Corp. •	5,719
51	Thoratec Corp. •	1,344
301	Volcano Corp. •	4,325

		72,995

	Household & Personal Products — 2.2%
276	American Oriental Bioengineering, Inc. •	1,093
18	Chattem, Inc. •	1,114
28	Female Health Co. •	130
185	Herbalife Ltd.	6,226
196	Medifast, Inc. •	4,308
50	Nu Skin Enterprises, Inc. Class A	1,129
4	Usana Health Sciences, Inc. •	125

		14,125

	Insurance — 1.3%
66	Allied World Assurance Holdings Ltd.	2,965
29	Assured Guaranty Ltd.	483
223	Lancashire Holdings Ltd.	1,848
71	Platinum Underwriters Holdings Ltd.	2,556
17	RLI Corp.	846

		8,698

	Materials — 3.6%
21	Clearwater Paper Corp. •	953
88	Cytec Industries, Inc.	2,913
61	Eagle Materials, Inc.	1,522
601	Huabao International Holdings Ltd.	573
160	Intrepid Potash, Inc. •	4,109
35	Koppers Holdings, Inc.	925
38	LSB Industries, Inc. •	474
18	Newmarket Corp.	1,674
30	Rock Tenn Co. Class A .	1,308
128	Scotts Miracle-Gro Co. Class A	5,211
20	Silgan Holdings, Inc.	1,075
9	Stepan Co.	504
95	Stillwater Mining Co. •	589
42	W.R. Grace & Co. •	911

		22,741

	Media — 1.4%
127	DreamWorks Animation SKG, Inc. •	4,074
263	Focus Media Holding Ltd. ADR •	3,163
83	Valassis Communications, Inc. •	1,510

		8,747

	Pharmaceuticals, Biotechnology & Life Sciences — 8.3%
380	Alkermes, Inc. •	3,032
114	Auxilium Pharmaceuticals, Inc. •	3,586
154	Celera Corp. •	950
30	Cephalon, Inc. •	1,636
209	Cubist Pharmaceuticals, Inc. •	3,541
40	Emergent Biosolutions, Inc. •	579
93	Enzon, Inc. •	779
93	Exelixis, Inc. •	566
27	Genomic Health, Inc. •	499
56	Hi-Technology Pharmacal Co., Inc. •	1,029
152	Human Genome Sciences, Inc. •	2,841
250	Icon plc ADR •	6,171
84	Impax Laboratories, Inc. •	742
90	Isis Pharmaceuticals, Inc. •	1,146
67	Martek Biosciences Corp. •	1,204
61	Medicis Pharmaceutical Corp. Class A	1,284
127	Nektar Therapeutics •	1,035
125	Onyx Pharmaceuticals, Inc. •	3,318
93	OSI Pharmaceuticals, Inc. •	3,003
263	PAREXEL International Corp. •	3,298
233	PDL Biopharma, Inc.	1,962
144	Questcor Pharmaceuticals •	655
189	Regeneron Pharmaceuticals, Inc. •	2,964
150	Sciclone Pharmaceuticals, Inc. •	370
210	Seattle Genetics, Inc. •	1,903
62	United Therapeutics Corp. •	2,616
58	Vertex Pharmaceuticals, Inc. •	1,950
119	VIVUS, Inc. •	944

		53,603

	Real Estate — 1.1%
145	BR Malls Participacoes S.A. •	1,559
101	Diamondrock Hospitality	767
26	Equity Lifestyle Properties, Inc.	1,192
41	LTC Properties, Inc.	982
25	PS Business Parks, Inc.	1,231
40	Tanger Factory Outlet Center	1,519

		7,250

	Retailing — 5.7%
88	99 Cents Only Stores •	998
148	Advance Automotive Parts, Inc.	5,522
131	Aeropostale, Inc. •	4,906
162	Big Lots, Inc. •	4,059
20	Blue Nile, Inc. •	1,209
The accompanying notes are an integral part of these financial statements.

5

The Hartford Small Company Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 98.2% — (continued)
	Retailing — 5.7% — (continued)
37	Cato Corp. •	$739
16	Core-Mark Holding Co. Inc. •	450
68	Dick’s Sporting Goods, Inc. •	1,544
42	Gymboree Corp.•	1,779
74	J. Crew Group, Inc. •	3,029
33	Joseph A. Bank Clothiers, Inc. •	1,364
65	Kirklands, Inc. •	821
141	Lumber Liquidators, Inc. •	3,001
312	OfficeMax, Inc.	3,563
65	PetMed Express, Inc.	1,018
29	The Buckle, Inc.	869
39	Tractor Supply Co. •	1,725

		36,596

	Semiconductors & Semiconductor Equipment — 5.4%
178	Amkor Technology, Inc. •	980
177	Atheros Communications, Inc. •	4,369
81	Cavium Networks, Inc. •	1,537
39	Cypress Semiconductor Corp. •	330
50	FEI Co. •	1,194
38	Hittite Microwave Corp. •	1,396
62	Microsemi Corp. •	822
27	Netlogic Microsystems, Inc. •	1,042
20	NVE Corp. •	758
588	ON Semiconductor Corp. •	3,933
1,362	RF Micro Devices, Inc. •	5,422
65	Semtech Corp. •	1,003
560	Skyworks Solutions, Inc. •	5,842
72	Tessera Technologies, Inc. •	1,596
859	TriQuint Semiconductor, Inc. •	4,627

		34,851

	Software & Services — 12.5%
112	Acxiom Corp. •	1,280
34	Advent Software, Inc. •	1,313
48	ArcSight, Inc. •	1,180
98	Ariba, Inc. •	1,160
255	Art Technology Group, Inc. •	1,051
46	Blackbaud, Inc.	1,020
32	Blackboard, Inc. •	1,134
49	Commvault Systems, Inc. •	959
42	Concur Technologies, Inc.•	1,483
171	Constant Contact, Inc. •	2,825
67	CyberSource Corp. •	1,101
65	DealerTrack Holdings, Inc. •	1,073
27	Digital River, Inc. •	613
74	Equinix, Inc. •	6,343
66	Gartner, Inc. Class A •	1,226
100	Global Cash Access, Inc. •	631
46	i2 Technologies, Inc. •	718
98	Informatica Corp. •	2,070
70	j2 Global Communications, Inc. •	1,433
106	Jack Henry & Associates, Inc.	2,454
50	JDA Software Group, Inc. •	1,001
157	Lawson Software, Inc. •	989
32	Manhattan Associates, Inc. •	738
43	Mercadolibre, Inc. •	1,527
253	Neustar, Inc. •	5,854
39	North American Equity	342
98	Parametric Technology Corp. •	1,467
41	Pegasystems, Inc .	1,182
304	Rackspace Hosting, Inc. •	5,094
195	Red Hat, Inc. •	5,040
88	S1 Corp. •	529
68	Smith Micro Software, Inc. •	616
73	Solera Holdings, Inc.	2,352
72	SonicWALL, Inc. •	575
66	SuccessFactors, Inc. •	1,016
28	Syntel, Inc.	1,021
290	Take-Two Interactive Software, Inc. •	3,177
41	Taleo Corp. Class A . •	893
65	TeleTech Holdings, Inc . •	1,162
208	Tibco Software, Inc. •	1,816
403	TiVo, Inc. •	4,381
114	Valueclick, Inc. •	1,125
50	Vistaprint N.V. •	2,575
155	Vocus, Inc. •	2,807
78	Websense, Inc. •	1,252
79	Wright Express Corp. •	2,194

		81,792

	Technology Hardware & Equipment — 6.9%
625	3Com Corp. •	3,213
39	Acme Packet, Inc. •	382
44	ADTRAN, Inc.	1,017
148	Arris Group, Inc. •	1,524
40	Blue Coat Systems, Inc. •	881
133	Brightpoint, Inc. •	978
35	Checkpoint Systems, Inc. •	481
12	Cogent, Inc. •	114
30	Comtech Telecommunications Corp. •	973
24	Harmonic, Inc. •	129
32	Itron, Inc. •	1,903
445	Jabil Circuit, Inc.	5,956
1	Multi-Fineline Electronix, Inc. •	37
8	Osi Systems, Inc. •	162
79	Palm, Inc. •	922
63	Plantronics, Inc.	1,525
159	Plexus Corp. •	4,023
89	Polycom, Inc. •	1,920
214	QLogic Corp. •	3,762
198	Riverbed Technology, Inc. •	4,060
541	Seagate Technology	7,544
51	Starent Networks Corp. •	1,725
308	Tellabs, Inc. •	1,855

		45,086

	Telecommunication Services — 1.8%
248	Centennial Cellular Corp. Class A •	2,099
211	Cincinnati Bell, Inc. •	649
28	Consolidated Communications Holdings, Inc.	386
22	Iowa Telecommunications Services, Inc.	264
65	Neutral Tandem, Inc. •	1,365
104	PAETEC Holding Corp. •	337
14	Premiere Global Services, Inc. •	103
172	SBA Communications Corp.•	4,864
66	Syniverse Holdings, Inc. •	1,139
29	Virgin Mobile USA, Inc. •	117

		11,323

	Transportation — 2.8%
125	Avis Budget Group, Inc. •	1,051
102	Con-way, Inc.	3,353
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 98.2% — (continued)
	Transportation — 2.8% — (continued)
59	Copa Holdings S.A. Class A		$2,473
131	Hawaiian Holdings, Inc.•		925
99	J.B. Hunt Transport Services, Inc.		2,981
356	Localiza Rent a Car S.A.		3,724
279	Tam S.A. •		3,978

			18,485

	Utilities — 0.3%
47	New Jersey Resources Corp.		1,638

	Total common stocks (cost $583,768)		$637,062

EXCHANGE TRADED FUNDS — 0.4%
	Other Investment Pools and Funds - 0.4%
44	iShares Russell 2000 Growth Index Fund		$2,713

	Total exchange traded funds (cost $2,418)		$2,713

	Total long-term investments (cost $586,186)		$639,775

SHORT-TERM INVESTMENTS — 2.4%
	Repurchase Agreements — 2.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $382, collateralized by GNMA 5.00%, 2039, value of $390)
$382	0.08%, 10/30/2009		$382
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/02/2009 in the amount of $2,749, collateralized by U.S. Treasury Bond 5.25% — 7.88%, 2021 — 2029, value of $2,847)
2,749	0.06%, 10/30/2009		2,749

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $2,238, collateralized by FHLMC 4.00% — 7.00%, 2011 — 2039, FNMA 4.00% — 7.00%, 2017 — 2047, value of $2,283)

2,238	0.08%, 10/30/2009		2,238
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $2,493, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $2,543)
2,493	0.08%, 10/30/2009		2,493

RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1,383, collateralized by U.S. Treasury Bond 5.00%, 2037, U.S. Treasury Note 3.13% — 4.63%, 2013 — 2017, value of $1,410)

1,383	0.06%, 10/30/2009		1,383
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $25, collateralized by U.S. Treasury Note 2.75%, 2013, value of $26)
25	0.05%, 10/30/2009		25
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/02/2009 in the amount of $1,266, collateralized by U.S. Treasury Note 1.50%, 2010, value of $1,284)
1,266	0.04%, 10/30/2009		1,266
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $4,320, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $4,406)

4,320	0.07%, 10/30/2009		4,320

			14,856

	U.S. Treasury Bills — 0.1%
520	0.07%, 1/14/2010 □o		520

	Total short-term investments (cost $15,376)		$15,376

	Total investments (cost $601,562)▲	101.0%	$655,151
	Other assets and liabilities	(1.0)%	(6,289)

	Total net assets	100.0%	$648,862

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.1% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.
▲	At October 31, 2009, the cost of securities for federal income tax purposes was $615,760 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$80,425
Unrealized Depreciation	(41,034)

Net Unrealized Appreciation	$39,391

•	Currently non-income producing.

o	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Small Company Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)
□	Security pledged as initial margin deposit for open futures contracts at October 31, 2009.
Futures Contracts Outstanding at October 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
Russell 2000 Mini	89	Long	Dec 2009	$(262)

*	The number of contracts does not omit 000’s.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Hong Kong Dollar (Buy)	$580	$580	11/03/09	$—

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

8

The Hartford Small Company Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$637,062	$630,490	$6,572	$—
Exchange Traded Funds	2,713	2,713	—	—
Short-Term Investments	15,376	—	15,376	—

Total	$655,151	$633,203	$21,948	$—

Liabilities:
Other Financial Instruments *	$262	$262	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
The accompanying notes are an integral part of these financial statements.

9

The Hartford Small Company Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $601,562)	$655,151
Cash	1
Foreign currency on deposit with custodian (cost$—)	—
Receivables:
Investment securities sold	5,534
Fund shares sold	941
Dividends and interest	95
Other assets	104

Total assets	661,826

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—
Payables:
Investment securities purchased	11,263
Fund shares redeemed	1,276
Investment management fees	89
Distribution fees	24
Variation margin	128
Accrued expenses	184

Total liabilities	12,964

Net assets	$648,862

Summary of Net Assets:
Capital stock and paid-in-capital	838,241
Accumulated net investment loss	(192)
Accumulated net realized loss on investments and foreign currency transactions	(242,515)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	53,328

Net assets	$648,862

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$13.90/$14.71

Shares outstanding	19,845

Net assets	$275,834

Class B: Net asset value per share	$12.39

Shares outstanding	1,305

Net assets	$16,169

Class C: Net asset value per share	$12.34

Shares outstanding	3,085

Net assets	$38,082

Class I: Net asset value per share	$14.03

Shares outstanding	1,163

Net assets	$16,312

Class R3: Net asset value per share	$14.70

Shares outstanding	872

Net assets	$12,822

Class R4: Net asset value per share	$14.85

Shares outstanding	2,123

Net assets	$31,532

Class R5: Net asset value per share	$14.97

Shares outstanding	827

Net assets	$12,384

Class Y: Net asset value per share	$15.03

Shares outstanding	16,346

Net assets	$245,727

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small Company Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$3,460
Interest	13
Securities lending	49
Less: Foreign tax withheld	(34)

Total investment income	3,488

Expenses:
Investment management fees	4,614
Administrative services fees	62
Transfer agent fees	1,287
Distribution fees
Class A	630
Class B	170
Class C	368
Class R3	39
Class R4	63
Custodian fees	45
Accounting services fees	91
Registration and filing fees	112
Board of Directors’ fees	16
Audit fees	25
Other expenses	208

Total expenses (before waivers and fees paid indirectly)	7,730
Expense waivers	(489)
Transfer agent fee waivers	(316)
Commission recapture	(156)
Custodian fee offset	—

Total waivers and fees paid indirectly	(961)

Total expenses, net	6,769

Net Investment Loss	(3,281)

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(147,491)
Net realized gain on futures	1,707
Net realized loss on forward foreign currency contracts	(114)
Net realized gain on other foreign currency transactions	82

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(145,816)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	192,687
Net unrealized depreciation of futures	(456)
Net unrealized appreciation of forward foreign currency contracts	1
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	192,233

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	46,417

Net Increase in Net Assets Resulting from Operations	$43,136

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small Company Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment loss	$(3,281)	$(2,066)
Net realized loss on investments, other financial instruments and foreign currency transactions	(145,816)	(94,199)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	192,233	(215,903)

Net Increase (Decrease) In Net Assets Resulting From Operations	43,136	(312,168)

Distributions to Shareholders:
From net realized gain on investments
Class A	—	(32,052)
Class B	—	(6,169)
Class C	—	(7,503)
Class I	—	(439)
Class R3	—	(20)
Class R4	—	(1,013)
Class R5	—	(56)
Class Y	—	(19,626)

Total distributions	—	(66,878)

Capital Share Transactions:
Class A	(12,824)	159,043
Class B	(5,342)	(8,767)
Class C	(4,668)	12,119
Class I	3,846	13,691
Class R3	8,423	4,087
Class R4	10,059	18,065
Class R5	3,991	10,131
Class Y	58,600	89,740

Net increase from capital share transactions	62,085	298,109

Net Increase (Decrease) In Net Assets	105,221	(80,937)
Net Assets:
Beginning of period	543,641	624,578

End of period	$648,862	$543,641

Accumulated undistributed (distribution in excess of) net investment income (loss)	$(192)	$—

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small Company Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

13

The Hartford Small Company Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

14

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

15

The Hartford Small Company Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”) or Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

g)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

h)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had

16

investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location
Foreign exchange contracts		Unrealized depreciation on forward foreign currency contracts	$—
Equity contracts		Summary of Net Assets — Unrealized depreciation	262
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.

17

The Hartford Small Company Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(114)	$—	$(114)
Equity contracts	—	—	1,707	—	—	1,707

Total	$—	$—	$1,707	$(114)	$—	$1,593

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	1	—	$1
Equity contracts	—	—	(456)	—	—	(456)

Total	$—	$—	$(456)	$1	$—	$(455)

l)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Futures and Options:
Futures and Options Transactions — The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

18

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. As of October 31, 2009, there were no outstanding purchased or written option contracts.
4.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$43,260
Long-Term Capital Gains *	—	23,618

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

19

The Hartford Small Company Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(228,771)
Unrealized Appreciation †	39,392

Total Accumulated Deficit	$(189,379)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase accumulated undistributed net investment income by $3,089, increase accumulated net realized gain on investments by $275, and decrease paid-in-capital by $3,364.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$87,693
2017	141,078
Total	$228,771
f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
5.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management and Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management and Wellington.

20

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $500 million	0.7500%
On next $500 million	0.7000%
On next $3.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%	1.00%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.

21

The Hartford Small Company Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.29%	1.38%	1.39%		1.37%	1.35%
Class B Shares	1.73	2.01	2.11		2.12	2.10
Class C Shares	2.01	2.14	2.14		2.11	2.10
Class I Shares	1.09	1.15	1.12		1.10 *
Class R3 Shares	1.62	1.65	1.65	†
Class R4 Shares	1.28	1.28	1.36	†
Class R5 Shares	1.02	0.99	1.10	†
Class Y Shares	0.88	0.88	0.90		0.91	0.92

*	From August 31, 2006 (commencement of operations), through October 31, 2006.

†	From December 22, 2006 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $362 and contingent deferred sales charges of $30 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $18. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in

22

the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $990 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate — The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

		Impact from
		Payment from
	Impact from	Affiliate for	Total Return
	Payment from	Trading	Excluding
	Affiliate for SEC	Reimbursements	Payment from
	Settlement for the	for the	Affiliate for the
	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2007	October 31, 2007
Class A	0.16%	0.22%	23.41%
Class B	0.18	0.24	22.46
Class C	0.18	0.24	22.37
Class I	0.16	0.22	23.81
Class R3	—	0.20	17.44
Class R4	—	0.20	17.80
Class R5	—	0.20	18.07
Class Y	0.16	0.20	23.99
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,061,345
Sales Proceeds Excluding U.S. Government Obligations	999,306

23

The Hartford Small Company Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	6,962	—	(8,084)	—	(1,122)	11,324	1,490	(4,107)	—	8,707
Amount	$84,120	$—	$(96,944)	$—	$(12,824)	$201,298	$30,285	$(72,540)	$—	$159,043
Class B
Shares	120	—	(609)	—	(489)	203	317	(1,083)	—	(563)
Amount	$1,300	$—	$(6,642)	$—	$(5,342)	$3,295	$5,795	$(17,857)	$—	$(8,767)
Class C
Shares	604	—	(1,047)	—	(443)	1,097	366	(787)	—	676
Amount	$6,484	$—	$(11,152)	$—	$(4,668)	$17,871	$6,702	$(12,454)	$—	$12,119
Class I
Shares	789	—	(530)	—	259	1,008	20	(282)	—	746
Amount	$10,152	$—	$(6,306)	$—	$3,846	$17,944	$406	$(4,659)	$—	$13,691
Class R3
Shares	940	—	(283)	—	657	273	1	(66)	—	208
Amount	$12,135	$—	$(3,712)	$—	$8,423	$5,284	$20	$(1,217)	$—	$4,087
Class R4
Shares	1,404	—	(592)	—	812	1,119	47	(234)	—	932
Amount	$18,261	$—	$(8,202)	$—	$10,059	$21,464	$1,013	$(4,412)	$—	$18,065
Class R5
Shares	477	—	(184)	—	293	595	3	(87)	—	511
Amount	$6,409	$—	$(2,418)	$—	$3,991	$11,698	$57	$(1,624)	$—	$10,131
Class Y
Shares	7,077	—	(2,520)	—	4,557	4,810	901	(1,388)	—	4,323
Amount	$90,495	$—	$(31,895)	$—	$58,600	$93,771	$19,626	$(23,657)	$—	$89,740
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	228	$2,819
For the Year Ended October 31, 2008	456	$8,432
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

24

10.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

25

The Hartford Small Company Fund
Financial Highlights

- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$13.09	$(0.08)	$—	$0.89	$0.81	$—	$—	$—	$—	$0.81	$13.90
B	11.71	(0.12)	—	0.80	0.68	—	—	—	—	0.68	12.39
C	11.71	(0.15)	—	0.78	0.63	—	—	—	—	0.63	12.34
I	13.18	(0.06)	—	0.91	0.85	—	—	—	—	0.85	14.03
R3	13.89	(0.13)	—	0.94	0.81	—	—	—	—	0.81	14.70
R4	13.98	(0.09)	—	0.96	0.87	—	—	—	—	0.87	14.85
R5	14.06	(0.06)	—	0.97	0.91	—	—	—	—	0.91	14.97
Y	14.10	(0.04)	—	0.97	0.93	—	—	—	—	0.93	15.03

For the Year Ended October 31, 2008
A	24.46	(0.06)	—	(8.68)	(8.74)	—	(2.63)	—	(2.63)	(11.37)	13.09
B	22.30	(0.20)	—	(7.76)	(7.96)	—	(2.63)	—	(2.63)	(10.59)	11.71
C	22.32	(0.18)	—	(7.80)	(7.98)	—	(2.63)	—	(2.63)	(10.61)	11.71
I	24.55	(0.02)	—	(8.72)	(8.74)	—	(2.63)	—	(2.63)	(11.37)	13.18
R3	25.83	(0.07)	—	(9.24)	(9.31)	—	(2.63)	—	(2.63)	(11.94)	13.89
R4	25.91	(0.03)	—	(9.27)	(9.30)	—	(2.63)	—	(2.63)	(11.93)	13.98
R5	25.97	—	—	(9.28)	(9.28)	—	(2.63)	—	(2.63)	(11.91)	14.06
Y	26.00	0.02	—	(9.29)	(9.27)	—	(2.63)	—	(2.63)	(11.90)	14.10

For the Year Ended October 31, 2007
A	21.58	(0.09)	0.07	4.77	4.75	—	(1.87)	—	(1.87)	2.88	24.46
B	19.97	(0.26)	0.10	4.36	4.20	—	(1.87)	—	(1.87)	2.33	22.30
C	20.00	(0.23)	0.08	4.34	4.19	—	(1.87)	—	(1.87)	2.32	22.32
I	21.59	(0.01)	—	4.84	4.83	—	(1.87)	—	(1.87)	2.96	24.55
R3(g)	21.95	(0.07)	—	3.95	3.88	—	—	—	—	3.88	25.83
R4(g)	21.95	(0.03)	—	3.99	3.96	—	—	—	—	3.96	25.91
R5(g)	21.95	(0.01)	—	4.03	4.02	—	—	—	—	4.02	25.97
Y	22.73	0.02	0.06	5.06	5.14	—	(1.87)	—	(1.87)	3.27	26.00

For the Year Ended October 31, 2006
A	18.45	(0.18)	—	3.31	3.13	—	—	—	—	3.13	21.58
B	17.20	(0.36)	—	3.13	2.77	—	—	—	—	2.77	19.97
C	17.22	(0.32)	—	3.10	2.78	—	—	—	—	2.78	20.00
I(j)	20.70	(0.01)	—	0.90	0.89	—	—	—	—	0.89	21.59
Y	19.33	(0.06)	—	3.46	3.40	—	—	—	—	3.40	22.73

For the Year Ended October 31, 2005
A	15.09	(0.16)	—	3.52	3.36	—	—	—	—	3.36	18.45
B	14.17	(0.29)	—	3.32	3.03	—	—	—	—	3.03	17.20
C	14.19	(0.29)	—	3.32	3.03	—	—	—	—	3.03	17.22
Y	15.74	(0.07)	—	3.66	3.59	—	—	—	—	3.59	19.33

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

(g)	Commenced operations on December 22, 2006.

(h)	Not annualized.

(i)	Annualized.

(j)	Commenced operations on August 31, 2006.

26

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

6.19%	$275,834	1.53%		1.32%		1.32%		(0.67)%		180%
5.81	16,169	2.59		1.76		1.76		(1.10)		—
5.38	38,082	2.31		2.04		2.04		(1.39)		—
6.45	16,312	1.24		1.11		1.11		(0.48)		—
5.83	12,822	1.66		1.65		1.65		(1.04)		—
6.22	31,532	1.31		1.31		1.31		(0.67)		—
6.47	12,384	1.11		1.05		1.05		(0.42)		—
6.59	245,727	0.91		0.91		0.91		(0.27)		—

(39.57)	274,412	1.39		1.39		1.39		(0.39)		183
(39.95)	21,008	2.31		2.02		2.02		(1.01)		—
(40.01)	41,294	2.15		2.15		2.15		(1.14)		—
(39.41)	11,912	1.19		1.15		1.15		(0.15)		—
(39.69)	2,990	1.66		1.65		1.65		(0.68)		—
(39.51)	18,332	1.29		1.29		1.29		(0.29)		—
(39.32)	7,510	1.00		1.00		1.00		(0.01)		—
(39.23)	166,183	0.89		0.89		0.89		0.12		—

23.88 (f)	299,819	1.41		1.40		1.40		(0.44)		186
22.97 (f)	52,549	2.28		2.12		2.12		(1.16)		—
22.88 (f)	63,650	2.15		2.15		2.15		(1.19)		—
24.28 (f)	3,886	1.12		1.12		1.12		(0.16)		—
17.68 (f),(h)	181	1.84	(i)	1.65	(i)	1.65	(i)	(0.69	) (i)	—
18.04 (f),(h)	9,809	1.34	(i)	1.34	(i)	1.34	(i)	(0.54	)(i)	—
18.31 (f),(h)	588	1.07	(i)	1.05	(i)	1.05	(i)	(0.38	)(i)	—
24.44 (f)	194,096	0.91		0.91		0.91		0.09		—

16.96	194,656	1.48		1.40		1.40		(0.87)		170
16.10	52,036	2.32		2.15		2.15		(1.62)		—
16.14	47,744	2.23		2.15		2.15		(1.62)		—
4.30 (h)	69	1.38	(i)	1.15	(i)	1.15	(i)	(0.58	)(i)	—
17.59	108,770	0.95		0.95		0.95		(0.39)		—

22.27	159,577	1.57		1.40		1.40		(0.88)		104
21.38	56,664	2.39		2.15		2.15		(1.63)		—
21.35	44,564	2.30		2.15		2.15		(1.63)		—
22.81	43,274	0.97		0.97		0.97		(0.43)		—

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Small Company Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Small Company Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

28

The Hartford Small Company Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford Small Company Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
     Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009)) Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

30

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Small Company Fund
Federal Tax Information (Unaudited)
The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2009.

32

The Hartford Small Company Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,144.00	$7.24	$1,000.00	$1,018.45	$6.82	1.34%	184	365
Class B	$1,000.00	$1,141.90	$9.77	$1,000.00	$1,016.08	$9.20	1.81	184	365
Class C	$1,000.00	$1,139.40	$11.16	$1,000.00	$1,014.77	$10.51	2.07	184	365
Class I	$1,000.00	$1,146.20	$6.17	$1,000.00	$1,019.46	$5.80	1.14	184	365
Class R3	$1,000.00	$1,143.10	$8.86	$1,000.00	$1,016.94	$8.34	1.64	184	365
Class R4	$1,000.00	$1,144.90	$7.03	$1,000.00	$1,018.65	$6.61	1.30	184	365
Class R5	$1,000.00	$1,146.20	$5.63	$1,000.00	$1,019.96	$5.30	1.04	184	365
Class Y	$1,000.00	$1,146.50	$4.87	$1,000.00	$1,020.67	$4.58	0.90	184	365

33

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Small Company Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreements between HIFSCO and the Fund’s sub-advisers Wellington Management Company, LLP (“Wellington”) and Hartford Investment Management Company (“HIMCO”, together with Wellington, “Sub-advisers” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board, and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act. With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-advisers. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-advisers’ other investment personnel, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-advisers’ method for compensating the portfolio managers.

34

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-advisers.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-advisers’ overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of Wellington. With respect to HIMCO, the Board noted that the fees payable to HIMCO are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for HIMCO and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-advisers, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-advisers relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered

35

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to Wellington from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington that Wellington would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates. With respect to HIMCO, the Board considered any benefits to HIMCO from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-36 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Strategic Income Fund

The Hartford Strategic Income Fund inception 05/31/2007

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks a high level of current income.
Capital appreciation is a secondary objective.
Performance Overview(1) 5/31/07 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	Since
	Year	Inception

Strategic Income A#	26.24%	1.55%
Strategic Income A##	20.56%	-0.36%
Strategic Income B#	25.20%	0.74%
Strategic Income B##	20.20%	-0.35%
Strategic Income C#	25.30%	0.83%
Strategic Income C##	24.30%	0.83%
Strategic Income I#	26.65%	1.88%
Strategic Income Y#	26.69%	2.80%
Barclays Capital U.S. Aggregate Bond Index	13.79%	7.10%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)	Class Y shares commenced operations on 8/31/07.

Portfolio Managers
Michael Bacevich	Mark Niland, CFA	Nasri Toutoungi
Managing Director	Managing Director	Managing Director
Michael Gray, CFA
Managing Director
How did the Fund perform?
The Class A shares of The Hartford Strategic Income Fund returned 26.24%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 13.79%, while the average return of the Lipper Multi-Sector Income Funds category, a group of funds with investment strategies similar to those of the Fund, was 27.87%.
Why did the Fund perform this way?
The twelve-month period ending October 31, 2009, had three phases. The last two months of 2008 were marked by continued broad weakness in asset prices. The first quarter of 2009 was unique for the recovery in industrial debt spreads across the rating spectrum, but weakness continued in equities, commercial real estate and bank and finance company debt. The third phase began mid March with the recovery of equities and was perpetuated by the expansion of Term Asset-Backed Securities Loan Facility (TALF), the initiation of the Public-Private Investment Program (PPIP) and the successful results of the U.S. Department of the Treasury’s bank stress tests. Since the early part of second quarter 2009 all fixed income spread sectors (i.e. issues yielding more than Treasuries) have

2

experienced spread tightening (i.e. short and long term interest rates moving closer together) and significant outperformance versus like maturity Treasuries.
The Fund began the year overweight (i.e. the Fund’s sector position was greater than the benchmark position) spread sectors such as Investment Grade and High Yield Corporate debt and subsequently added to those overweights as confidence was restored to the financial markets. It was this overweight to spread product and well timed expansion of the overweight that led to benchmark outperformance over the period.
The Fund maintained sizeable allocations to non-investment grade securities throughout the period. Specifically, the Fund had an average allocation to High Yield Corporate Bonds of 25% throughout the year. In addition, the Fund averaged a 9% allocation to Bank Loans. These sectors returned 48.0% and 32.7% for the twelve-month period as measured by the Barclays Capital U.S. Corporate High Yield Bond Index and the Barclay’s High Yield Bank Loan indices, respectively.
The Fund also had a benchmark overweight to investment grade credit throughout the period. The bulk of the overweight was expressed in the Industrial sector. This average overweight to the asset class contributed positively to benchmark outperformance. The Fund was underweight (i.e. the Fund’s sector position was less than the benchmark position) the benchmark in Treasuries, Mortgage Backed Securities (MBS) and Agencies. Although Agencies and MBS had positive returns over the period, those returns significantly lagged those of the previously mentioned sectors.
Yield curve and duration (i.e. sensitivity to changes in interest rates) exposure was applied tactically throughout the period but very little performance can be attributed to this positioning. This was due to the fact that the Fund had intermittent periods of both positive and negative contributions from yield curve / duration, in essence canceling each other out.
What is Your Outlook?
Our view of the yield curve is consistent with low growth and low inflation. We expect yields to remain in their current ranges across the curve (ten year range 3.2%-3.8%). Longer maturities will continue to experience volatility with supply pressure, inflation concerns, dollar policy concerns and weak growth but will likely remain in a range as well. We think the shape of the short end (three month-three years) of the curve already implies the imminent removal of accommodative monetary policy, even though we do not think this is likely happen any time soon. Despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
Structured products, namely Asset Backed Securities (ABS) and Commercial Mortgage Backed Securities (CMBS), have benefited significantly from the TALF and PPIP programs. Despite the tremendous price appreciation experienced in these sectors already, we believe opportunity remains. In the ABS space, auto receivables with accumulated capital cushions remain attractive. Similarly, the higher quality tranches of well underwritten CMBS structures remain attractive despite a less than rosy forecast for commercial real estate.
Corporate credit has had a record breaking year already especially within the high yield market and investment grade market. Despite this performance, current spread levels remain congruent with past recessions; and we feel that the expected ongoing economic weakness is already “priced-in”.
We expect positive returns from corporate debt in the coming fourth quarter but on a much more modest level relative to the results year to date. These asset classes, in particular high yield bonds, offer the most compelling prospects for yield and total return in the Fund. Bank loans, although still attractive on a fundamental basis, are expected to contribute less on a yield basis to the Fund and offer less potential for continued capital appreciation.
Distribution by Credit Quality
as of October 31, 2009

Percentage of
Long Term
Rating	Holdings
AAA	15 .6%
AA	2 .5
A	12 .8
BBB	20 .1
BB	23 .4
B	21 .0
CCC	3 .4
C	0 .1
D	1 .0
Not Rated	0 .1

Total	100.0%

3

Diversification by Industry
as of October 31, 2009

Percentage of
Industry	Net Assets
Accommodation and Food Services	1.2%
Administrative Waste Management and Remediation	1.2
Agriculture, Construction, and Mining Machinery	0.2
Agriculture, Forestry, Fishing and Hunting	0.9
Air Transportation	0.1
Arts, Entertainment and Recreation	4.9
Beverage and Tobacco Product Manufacturing	1.3
Chemical Manufacturing	2.6
Computer and Electronic Product Manufacturing	0.2
Construction	1.4
Educational Services	0.1
Electrical Equipment, Appliance Manufacturing	0.5
Finance and Insurance	19.5
Food Manufacturing	0.6
Food Services	0.3
Foreign Governments	6.6
Health Care and Social Assistance	5.2
Information	10.4
Long Put Future Option Contract	0.0
Machinery Manufacturing	0.1
Mining	3.1
Miscellaneous Manufacturing	1.2
Motor Vehicle & Parts Manufacturing	1.4
Nonmetallic Mineral Product Manufacturing	0.1
Paper Manufacturing	0.9
Petroleum and Coal Products Manufacturing	8.2
Pipeline Transportation	2.2
Plastics and Rubber Products Manufacturing	0.2
Primary Metal Manufacturing	1.3
Printing and Related Support Activities	0.1
Professional, Scientific and Technical Services	1.3
Public Administration	0.5
Rail Transportation	0.1
Real Estate and Rental and Leasing	0.8
Retail Trade	3.7
Soap, Cleaning Compound and Toilet Manufacturing	0.3
Transit and Ground Passenger Transportation	0.1
Transportation	0.5
U.S. Government Agencies	1.7
U.S. Government Securities	6.6
Utilities	4.8
Wholesale Trade	0.4
Short-Term Investments	3.4
Other Assets and Liabilities	(0.2)

Total	100.0%

4

The Hartford Strategic Income Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 7.7%
	Finance and Insurance — 7.7%
	Ally Automotive Receivables Trust
$200	3.00%, 10/15/2015 ▪	$201
	Bank of America Automotive Trust
700	3.03%, 10/15/2016 ▪	709
	Bank of America Credit Card Trust
500	5.17%, 06/15/2019	527
	Bayview Commercial Asset Trust
1,195	7.50%, 09/25/2037 ⌂ ►	96
	Bayview Financial Acquisition Trust
250	8.05%, 08/28/2047	53
	Bear Stearns Commercial Mortgage Securities, Inc.
475	4.68%, 08/13/2039	478
940	5.12%, 02/11/2041 Δ	931
3,600	5.90%, 09/11/2038 Δ	3,668
	CBA Commercial Small Balance Commercial Mortgage
4,373	7.25%, 07/25/2039 ⌂ ►	372
	Citigroup Commercial Mortgage Trust
215	5.89%, 12/10/2049 Δ	157
	Citigroup/Deutsche Bank Commercial Mortgage Trust
1,440	5.89%, 11/15/2044	1,423
	Commercial Mortgage Pass-Through Certificates
290	4.72%, 03/10/2039	287
730	5.46%, 07/10/2037 Δ	733
	Credit-Based Asset Servicing and Securitization
82	0.51%, 05/25/2036 ▪ Δ	50
	CS First Boston Mortgage Securities Corp.
270	5.23%, 12/15/2040	269
	GE Capital Commercial Mortgage Corp.
580	5.05%, 07/10/2045 Δ	583
	GMAC Mortgage Corp. Loan Trust
555	6.05%, 12/25/2037 Δ	320
	Greenwich Capital Commercial Funding Corp.
622	0.00%, 11/05/2021 ⌂• Δ	3
1,080	4.80%, 08/10/2042	1,031
610	5.44%, 03/10/2039 Δ	544
3,500	5.74%, 12/10/2049 Δ	3,220
690	6.12%, 07/10/2038 Δ	662
	Honda Automotive Receivables Owner Trust
327	5.28%, 01/23/2012	332
	IMPAC Commercial Mortgage Backed Trust
279	1.74%, 02/25/2036 Δ	114
	JP Morgan Chase Commercial Mortgage Securities Corp.
354	4.72%, 01/15/2038	348
690	5.04%, 03/15/2046 Δ	690
510	5.34%, 05/15/2047	459
280	5.40%, 05/15/2045	260
	LB-UBS Commercial Mortgage Trust
265	4.48%, 10/15/2029	259
300	5.88%, 06/15/2038 Δ	296
	Lehman Brothers Small Balance Commercial
547	5.91%, 06/25/2037 ▪	421
	MBNA Credit Card Master Note Trust
300	6.80%, 07/15/2014	312
	Merrill Lynch Mortgage Trust
153	5.83%, 06/12/2050 Δ	131
	Merrill Lynch/Countrywide Commercial Mortgage Trust
540	5.38%, 08/12/2048	424
	Morgan Stanley Capital I
960	4.70%, 07/15/2056	948
930	5.01%, 01/14/2042	942
	Renaissance Home Equity Loan Trust
700	5.58%, 11/25/2036 Δ	614
	Residential Funding Mortgage Securities, Inc.
1,672	6.00%, 07/25/2037	1,416
	Wachovia Bank Commercial Mortgage Trust
585	5.31%, 11/15/2048	566
1,075	5.34%, 12/15/2043	829
290	5.41%, 07/15/2041 Δ	292
	Wells Fargo Alternative Loan Trust
570	6.25%, 11/25/2037 ⌂	418

		26,388

	Total asset & commercial mortgage backed securities (cost $25,116)	$26,388

CORPORATE BONDS: INVESTMENT GRADE — 33.4%
	Administrative Waste Management and Remediation — 0.4%
	Allied Waste North America, Inc.
$500	7.13%, 05/15/2016	$531
900	7.25%, 03/15/2015	946

		1,477

	Air Transportation — 0.0%
	United Air Lines, Inc.
77	7.19%, 04/01/2011	77

	Arts, Entertainment and Recreation — 0.6%
	DirecTV Holdings LLC
1,340	7.63%, 05/15/2016	1,454
	News America Holdings, Inc.
430	6.90%, 08/15/2039 ▪	456

		1,910

	Beverage and Tobacco Product Manufacturing — 1.0%
	Altria Group, Inc.
931	10.20%, 02/06/2039	1,241
	Anheuser-Busch Cos., Inc.
570	8.20%, 01/15/2039 ▪	719
	Anheuser-Busch InBev N.V.
1,210	7.75%, 01/15/2019 ▪	1,410

		3,370

	Chemical Manufacturing — 1.0%
	Dow Chemical Co.
1,935	8.55%, 05/15/2019	2,209
	Yara International ASA
970	7.88%, 06/11/2019 ▪	1,106

		3,315

The accompanying notes are an integral part of these financial statements.

5

The Hartford Strategic Income Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 33.4% — (continued)
	Construction — 0.5%
	CRH America, Inc.
$1,340	8.13%, 07/15/2018	$1,547

	Educational Services — 0.1%
	President & Fellows of Harvard
336	6.00%, 01/15/2019 ■	380

	Electrical Equipment, Appliance Manufacturing — 0.5%
	Controladora Mabe S.A. de C.V.
1,700	7.88%, 10/28/2019 ■	1,632

	Finance and Insurance — 9.8%
	Bank of America Corp.
565	5.65%, 05/01/2018	571
915	6.50%, 08/01/2016	979
450	7.38%, 05/15/2014	504
	Barclays Bank plc
855	6.05%, 12/04/2017 ■	871
	Capital One Bank
1,715	8.80%, 07/15/2019	2,031
	Citigroup, Inc.
615	6.38%, 08/12/2014	652
650	8.13%, 07/15/2039	756
1,061	8.50%, 05/22/2019	1,240
	Comerica Bank
1,400	5.75%, 11/21/2016	1,319
	Corpoacion Andina De Fomento
265	8.13%, 06/04/2019	315
	Goldman Sachs Capital Trust II
2,077	5.79%, 06/01/2012 ♠ Δ	1,545
	Guardian Life Insurance Co.
1,446	7.38%, 09/30/2039 ■	1,461
	Jefferies Group, Inc.
1,171	8.50%, 07/15/2019	1,272
	JP Morgan Chase & Co.
520	6.30%, 04/23/2019	571
	JP Morgan Chase Capital II
230	0.98%, 02/01/2027 Δ	163
	JP Morgan Chase Capital XXV
595	6.80%, 10/01/2037	585
	Key Bank NA
2,210	5.80%, 07/01/2014	2,175
965	6.95%, 02/01/2028	848
	Liberty Mutual Group, Inc.
2,240	10.75%, 06/15/2058 ■	2,352
	Manufacturers & Traders Trust Co.
815	5.59%, 12/28/2020	672
	Massachusetts Mutual Life Insurance Co.
415	8.88%, 06/01/2039 ■	506
	MBNA America Bank N.A.
495	7.13%, 11/15/2012	538
	Morgan Stanley
1,450	7.30%, 05/13/2019	1,625
	National City Bank of Ohio
600	4.50%, 03/15/2010	607
	New York Life Insurance Co.
1,417	6.75%, 11/15/2039 ■	1,437
	PNC Preferred Funding Trust II
1,400	6.11%, 03/15/2012 ■ ♠ Δ	948
	Progressive Corp.
241	6.70%, 06/15/2037 Δ	211
	Prudential Financial, Inc.
282	7.38%, 06/15/2019	315
	Rabobank Netherlands
274	11.00%, 06/30/2019 ■ ♠	344
	Simon Property Group L.P.
454	6.75%, 05/15/2014	489
	State Street Capital Trust III
1,350	8.25%, 03/15/2042 Δ	1,362
	Transcapitalinvest Ltd.
1,200	5.67%, 03/05/2014 §	1,182
	UBS Preferred Funding Trust I
1,250	8.62%, 10/01/2010 ♠	1,162
	USB Capital IX
1,830	6.19%, 04/15/2011 ♠ Δ	1,405
	Wells Fargo Bank NA
600	0.65%, 05/16/2016 Δ	519

		33,532

	Foreign Governments — 3.3%
	Banco Nacional De Desenvolvimento
235	6.50%, 06/10/2019 ■	247
	Brazil (Republic of)
1,015	8.00%, 01/15/2018	1,160
	Colombia (Republic of)
725	7.38%, 03/18/2019	820
	El Salvador (Republic of)
991	7.65%, 06/15/2035 §	991
	Hungary (Republic of)
680	4.75%, 02/03/2015	673
	Lithuania (Republic of)
1,650	6.75%, 01/15/2015 ■	1,660
	Peru (Republic of)
1,920	6.55%, 03/14/2037	1,997
	South Africa (Republic of)
1,630	5.88%, 05/30/2022	1,716
200	6.88%, 05/27/2019	223
	United Mexican States
1,846	5.95%, 03/19/2019	1,929

		11,416

	Health Care and Social Assistance — 1.6%
	Amgen, Inc.
252	6.40%, 02/01/2039	287
	Covidien International
1,500	6.55%, 10/15/2037	1,748
	CVS Corp.
1,335	8.35%, 07/10/2031 ■	1,516
	Pfizer, Inc.
590	6.20%, 03/15/2019	672
615	7.20%, 03/15/2039	773
	Roche Holdings, Inc.
279	7.00%, 03/01/2039 ■	343

		5,339

	Information — 3.6%
	AT&T, Inc.
600	6.55%, 02/15/2039	649
	Cingular Wireless Services, Inc.
590	8.75%, 03/01/2031	778
	Embarq Corp.
2,700	8.00%, 06/01/2036	2,794
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 33.4% — (continued)
	Information — 3.6% — (continued)
	Hanaro Telecom, Inc.
$460	7.00%, 02/01/2012 ■	$478
	Qwest Corp.
1,440	7.25%, 10/15/2035	1,195
	Rogers Cable, Inc.
390	8.75%, 05/01/2032	501
	Rogers Communications, Inc.
1,273	7.50%, 03/15/2015	1,480
	Telecom Italia Capital
346	7.18%, 06/18/2019	384
1,104	7.72%, 06/04/2038	1,280
	Time Warner Cable, Inc.
900	8.25%, 04/01/2019	1,083
	Verizon Wireless
1,312	8.50%, 11/15/2018 ■	1,634

		12,256

	Mining — 1.2%
	Anglo American Capital plc
1,112	9.38%, 04/08/2014 — 04/08/2019 ■	1,304
	Barrick Gold Corp.
570	6.95%, 04/01/2019	651
	Consol Energy, Inc.
430	7.88%, 03/01/2012	457
	Rio Tinto Finance USA Ltd.
1,150	5.88%, 07/15/2013	1,239
320	9.00%, 05/01/2019	398

		4,049

	Miscellaneous Manufacturing — 0.8%
	Meccanica Holdings USA, Inc.
1,626	6.25%, 07/15/2019 — 01/15/2040 ■	1,705
	Tyco International Ltd.
837	8.50%, 01/15/2019	1,021
		2,726
	Nonmetallic Mineral Product Manufacturing — 0.1%
	Holcim Ltd.
257	6.00%, 12/30/2019 ■	265

	Petroleum and Coal Products Manufacturing — 3.8%
	Anadarko Petroleum Corp.
820	6.45%, 09/15/2036	853
	Cenovus Energy, Inc.
1,005	6.75%, 11/15/2039 ■	1,098
	ConocoPhillips
946	6.50%, 02/01/2039	1,059
	Consumers Energy Co.
820	6.70%, 09/15/2019	942
	Diamond Offshore Drilling, Inc.
582	5.70%, 10/15/2039	568
	EnCana Corp.
136	6.50%, 05/15/2019	151
	Gazprom International S.A.
390	7.20%, 02/01/2020 §	401
	Husky Energy, Inc.
396	7.25%, 12/15/2019	458
	Kazmunaigaz Finance Sub B.V.
1,650	11.75%, 01/23/2015 ■	1,972
	Nabors Industries, Inc.
634	9.25%, 01/15/2019	766
	Petrobras International Finance Co.
1,385	6.88%, 01/20/2040	1,384
	Sempra Energy
700	6.50%, 06/01/2016	769
523	9.80%, 02/15/2019	667
	TNK-BP Finance S.A.
300	7.50%, 07/18/2016 ■	302
	Valero Energy Corp.
1,320	6.63%, 06/15/2037	1,212
441	9.38%, 03/15/2019	522

		13,124

	Pipeline Transportation — 0.7%
	Kinder Morgan Energy Partners L.P.
550	5.63%, 02/15/2015	590
730	6.95%, 01/15/2038	782
	TransCanada Pipelines Ltd.
814	7.25%, 08/15/2038	989

		2,361

	Primary Metal Manufacturing — 1.2%
	Alcan, Inc.
255	6.13%, 12/15/2033	258
	ArcelorMittal
2,500	7.00%, 10/15/2039	2,364
1,415	9.00%, 02/15/2015	1,633

		4,255

	Public Administration — 0.5%
	Waste Management, Inc.
1,460	7.38%, 03/11/2019	1,702

	Rail Transportation — 0.1%
	Canadian Pacific Railway Co.
253	7.25%, 05/15/2019	292

	Real Estate and Rental and Leasing — 0.7%
	American Real Estate Partners L.P.
445	7.13%, 02/15/2013	437
	COX Communications, Inc.
371	6.25%, 06/01/2018 ■	391
325	8.38%, 03/01/2039 ■	390
	ERAC USA Finance Co.
1,176	5.60%, 05/01/2015 ■	1,187

		2,405

	Retail Trade — 0.2%
	Ahold Lease USA, Inc.
773	8.62%, 01/02/2025	777

	Utilities — 1.7%
	Commonwealth Edison Co.
1,700	5.80%, 03/15/2018	1,835
	Duke Energy Corp.
355	6.35%, 08/15/2038	408
222	7.00%, 11/15/2018	264
	Electricite de France
605	6.95%, 01/26/2039 ■	733
	Enel Finance International S.A.
1,354	6.00%, 10/07/2039 ■	1,385
	Exelon Generation Co. LLC
535	6.25%, 10/01/2039	558
The accompanying notes are an integral part of these financial statements.

7

The Hartford Strategic Income Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE — 33.4% — (continued)
	Utilities — 1.7% — (continued)
	Pacific Gas & Electric Energy Recovery Funding LLC
$629	8.25%, 10/15/2018	$791

		5,974

	Total corporate bonds: investment grade (cost $103,335)	$114,181

CORPORATE BONDS: NON-INVESTMENT GRADE — 36.6%
	Accommodation and Food Services — 1.2%
	Ameristar Casinos, Inc.
$220	9.25%, 06/01/2014 ■	$229
	Harrah’s Operating Co., Inc.
1,235	11.25%, 06/01/2017 ■	1,259
	MGM Mirage, Inc.
135	10.38%, 05/15/2014 ■	144
2,410	11.13%, 11/15/2017 ■	2,651

		4,283

	Administrative Waste Management and Remediation — 0.5%
	Iron Mountain, Inc.
685	8.00%, 06/15/2020	697
	West Corp.
1,130	9.50%, 10/15/2014	1,130

		1,827

	Agriculture, Forestry, Fishing and Hunting — 0.9%
	SPX Corp.
1,150	7.63%, 12/15/2014	1,185
	Tyson Foods, Inc.
1,660	10.50%, 03/01/2014	1,892

		3,077

	Air Transportation — 0.1%
	Bristow Group, Inc.
70	7.50%, 09/15/2017	67
	Continental Airlines, Inc.
387	7.03%, 06/15/2011	349

		416

	Arts, Entertainment and Recreation — 3.2%
	AMC Entertainment, Inc.
725	11.00%, 02/01/2016	761
	Cenveo, Inc.
300	10.50%, 08/15/2016 ■	295
	Echostar DBS Corp.
2,260	7.75%, 05/31/2015	2,311
	FireKeepers Development Authority
1,000	13.88%, 05/01/2015 ■	1,080
	First Data Corp.
2,100	9.88%, 09/24/2015	1,937
	Marquee Holdings, Inc.
575	9.51%, 08/15/2014	478
	Pinnacle Entertainment, Inc.
205	8.63%, 08/01/2017 ■	204
	TL Acquisitions, Inc.
2,495	10.50%, 01/15/2015 ■	2,358
	Virgin Media Finance plc
920	9.50%, 08/15/2016	973
	Virgin Media, Inc.
390	6.50%, 11/15/2016 ۞■	412

		10,809

	Beverage and Tobacco Product Manufacturing — 0.3%
	Constellation Brands, Inc.
995	8.38%, 12/15/2014	1,050

	Chemical Manufacturing — 0.2%
	Ashland, Inc.
690	9.13%, 06/01/2017 ■	745

	Computer and Electronic Product Manufacturing — 0.2%
	Seagate Technology International
605	10.00%, 05/01/2014 ■	672

	Construction — 0.7%
	D.R. Horton, Inc.
945	4.88%, 01/15/2010	945
	Desarrolladora Homes S.A.
521	7.50%, 09/28/2015	506
	KB Home & Broad Home Corp.
450	6.38%, 08/15/2011	451
	Odebrecht Finance Ltd.
504	7.00%, 04/21/2020 ■	476

		2,378

	Finance and Insurance — 1.5%
	Ford Motor Credit Co.
750	5.70%, 01/15/2010	750
1,535	7.50%, 08/01/2012	1,495
540	12.00%, 05/15/2015	608
	GMAC LLC
925	7.00%, 02/01/2012 ■	883
	LPL Holdings, Inc.
1,255	10.75%, 12/15/2015 ■	1,271

		5,007

	Food Manufacturing — 0.3%
	Smithfield Foods, Inc.
940	10.00%, 07/15/2014 ■	987

	Food Services — 0.3%
	Aramark Corp.
940	5.00%, 06/01/2012	884

	Foreign Governments — 3.3%
	Argentina (Republic of)
2,370	7.00%, 10/03/2015	1,767
	Indonesia (Republic of)
380	6.88%, 01/17/2018 §	404
1,400	7.25%, 04/20/2015 §	1,497
	Panama (Republic of)
1,890	7.13%, 01/29/2026	2,079
	Philippines (Republic of)
285	6.38%, 10/23/2034	279
1,400	6.50%, 01/20/2020	1,486
225	8.38%, 06/17/2019	272
	Turkey (Republic of)
1,656	7.25%, 03/15/2015	1,846
	Venezuela (Republic of)
2,244	5.75%, 02/26/2016 §	1,509

		11,139

	Health Care and Social Assistance — 3.2%
	Biomet, Inc.
1,420	10.38%, 10/15/2017	1,528
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE — 36.6% — (continued)
	Health Care and Social Assistance — 3.2% — (continued)
	DaVita, Inc.
$1,175	6.63%, 03/15/2013	$1,157
	HCA, Inc.
640	7.88%, 02/01/2011	653
305	8.50%, 04/15/2019 ■	323
1,610	9.25%, 11/15/2016	1,682
	IASIS Healthcare Capital Corp.
900	8.75%, 06/15/2014	923
	Invacare Corp.
65	9.75%, 02/15/2015	69
	Inverness Medical Innovation, Inc.
680	9.00%, 05/15/2016	690
	Multiplan Corp.
375	10.38%, 04/15/2016 ■	360
	Psychiatric Solutions, Inc.
1,550	7.75%, 07/15/2015	1,527
	Reable Therapeutics Finance LLC
550	11.75%, 11/15/2014	550
	Skilled Healthcare Group, Inc.
600	11.00%, 01/15/2014	624
	Warner Chilcott Corp.
1,000	8.75%, 02/01/2015	1,035

		11,121

	Information — 5.3%
	Canwest MediaWorks L.P.
535	0.00%, 08/01/2015 ■ •	107
	Charter Communications Operating LLC
925	12.88%, 09/15/2014 ■ Ψ	1,022
	CSC Holdings, Inc.
820	8.50%, 04/15/2014 ■	866
	Frontier Communications Corp.
2,360	8.25%, 05/01/2014	2,419
	Intelsat Corp.
1,020	9.25%, 06/15/2016	1,038
	Intelsat Jackson Holdings Ltd.
370	11.50%, 06/15/2016	388
	Level 3 Financing, Inc.
1,550	12.25%, 03/15/2013	1,616
	MetroPCS Wireless, Inc.
1,940	9.25%, 11/01/2014	1,955
	Qwest Communications International, Inc.
1,500	7.50%, 02/15/2014	1,470
	Sprint Capital Corp.
1,400	7.63%, 01/30/2011	1,416
1,010	8.75%, 03/15/2032	873
	Videotron Ltee
625	6.88%, 01/15/2014	625
1,070	9.13%, 04/15/2018	1,158
	Wind Acquisition Finance S.A.
1,300	11.75%, 07/15/2017 ■	1,469
	Windstream Corp.
1,520	8.63%, 08/01/2016	1,562

		17,984

	Machinery Manufacturing — 0.1%
	Bausch & Lomb, Inc.
460	9.88%, 11/01/2015	476

	Mining — 1.9%
	Drummond Co., Inc.
1,410	7.38%, 02/15/2016 ■	1,290
	Peabody Energy Corp.
450	6.88%, 03/15/2013	455
1,000	7.38%, 11/01/2016	1,010
	Teck Resources Ltd.
1,900	10.75%, 05/15/2019	2,213
	Vedanta Resources plc
1,650	9.50%, 07/18/2018 ■	1,646

		6,614

	Miscellaneous Manufacturing — 0.3%
	Graham Packaging Co., Inc.
500	8.50%, 10/15/2012	504
	L-3 Communications Corp.
410	5.88%, 01/15/2015	399

		903

	Motor Vehicle & Parts Manufacturing — 0.5%
	ESCO Corp.
1,600	8.63%, 12/15/2013 ■	1,580

	Paper Manufacturing — 0.9%
	Appleton Papers, Inc.
404	11.25%, 12/15/2015 ■	340
	Georgia-Pacific LLC
2,150	8.25%, 05/01/2016 ■	2,279
420	9.50%, 12/01/2011	454

		3,073

	Petroleum and Coal Products Manufacturing — 3.3%
	Chesapeake Energy Corp.
470	7.00%, 08/15/2014	474
775	7.63%, 07/15/2013	798
235	9.50%, 02/15/2015	254
	Ferrellgas Partners L.P.
400	6.75%, 05/01/2014	382
1,275	8.75%, 06/15/2012	1,275
	Headwaters, Inc.
340	11.38%, 11/01/2014 ■	341
	Inergy L.P.
1,000	8.25%, 03/01/2016	1,015
	Newfield Exploration Co.
1,250	7.13%, 05/15/2018	1,255
	Petrohawk Energy Corp.
1,500	9.13%, 07/15/2013	1,553
	Plains Exploration & Production Co.
450	7.63%, 06/01/2018	437
1,100	7.75%, 06/15/2015	1,086
300	10.00%, 03/01/2016	321
	Tesoro Corp.
1,000	9.75%, 06/01/2019	1,027
	Western Refining, Inc.
1,000	10.75%, 06/15/2014 ■ Δ	925

		11,143

	Pipeline Transportation — 1.5%
	Copano Energy LLC
600	8.13%, 03/01/2016	587
	Dynegy Holdings, Inc.
1,600	7.75%, 06/01/2019	1,348
The accompanying notes are an integral part of these financial statements.

9

The Hartford Strategic Income Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE — 36.6% — (continued)
	Pipeline Transportation — 1.5% — (continued)
	El Paso Corp.
$1,800	7.00%, 06/15/2017	$1,801
500	7.75%, 01/15/2032	468
	Kinder Morgan, Inc.
550	5.15%, 03/01/2015	522
540	6.50%, 09/01/2012	555

		5,281

	Plastics and Rubber Products Manufacturing — 0.2%
	Goodyear Tire & Rubber Co.
750	5.01%, 12/01/2009Δ	750

	Printing and Related Support Activities — 0.1%
	Harland Clarke Holdings
455	9.50%, 05/15/2015	415

	Professional, Scientific and Technical Services — 1.0%
	Affinion Group, Inc.
1,855	11.50%, 10/15/2015	1,938
	Affinon Group, Inc.
510	10.13%, 10/15/2013	523
	SunGard Data Systems, Inc.
900	10.25%, 08/15/2015	928

		3,389

	Retail Trade — 2.7%
	Dollar General Corp.
1,680	10.63%, 07/15/2015	1,840
	Dollarama Group L.P.
700	8.88%, 08/15/2012	731
	Federated Retail Holdings, Inc.
2,770	5.90%, 12/01/2016	2,555
	Parkson Retail Group Ltd.
1,050	7.88%, 11/14/2011	1,085
	Supervalu, Inc.
1,280	8.00%, 05/01/2016	1,302
	United Components, Inc.
1,275	9.38%, 06/15/2013	1,208
	Yankee Acquisition Corp.
725	8.50%, 02/15/2015	693

		9,414

	Transit and Ground Passenger Transportation — 0.1%
	Grupo Senda Autotransporte
290	10.50%, 10/03/2015 ■	236

	Utilities — 2.4%
	AES Corp.
2,365	8.00%, 10/15/2017	2,377
	AES El Salvador Trust
700	6.75%, 02/01/2016 §	601
	Energy Future Holdings Corp.
2,490	10.88%, 11/01/2017	1,730
	Mirant Mid-Atlantic LLC
626	9.13%, 06/30/2017	632
	Mirant North America LLC
680	7.38%, 12/31/2013	670
	NRG Energy, Inc.
1,365	7.25%, 02/01/2014	1,355
795	8.50%, 06/15/2019	805

	Texas Competitive Electric Co.
315	10.25%, 11/01/2015	224

		8,394

	Wholesale Trade — 0.4%
	SGS International, Inc.
450	12.00%, 12/15/2013	427
	Supervalu, Inc.
900	7.50%, 11/15/2014	898

		1,325

	Total corporate bonds: non-investment grade (cost $117,553)	$125,372

MUNICIPAL BONDS — 0.5%
	Transportation — 0.5%
	Bay Area Toll Auth
$910	6.26%, 04/01/2049 ☼	$919
	North Texas Tollway Auth Rev
739	6.72%, 01/01/2049	805

		1,724

	Total municipal bonds (cost $1,666)	$1,724

SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE ♦ — 0.1%
	Motor Vehicle & Parts Manufacturing — 0.1%
	Lear Corp.
$400	0.00%, 08/10/2010 ±Ω	$400

	Total senior floating rate interests: investment grade (cost $400)	$400

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦ — 10.2%
	Administrative Waste Management and Remediation — 0.3%
	Affinion Group, Inc.
$1,048	9.19%, 05/17/2012 ±	$943

	Agriculture, Construction, and Mining Machinery — 0.2%
	Goodyear Engineered Products, Delayed Draw Term Loan
50	2.50%, 07/31/2014 ±	40
	Goodyear Engineered Products, First Lien
845	2.50%, 07/31/2014 ±	678

		718

	Arts, Entertainment and Recreation — 1.1%
	Dex Media West LLC, Inc.
989	7.00%, 10/24/2014 ±¤ Ψ	870
	Golden Nugget, Inc.
250	3.50%, 12/31/2014 ±⌂	100
	Greenwood Racing, Inc.
1,448	2.50%, 11/14/2011 ±	1,411
	Pittsburgh Casino
1,000	9.25%, 01/24/2013 ±	919
	Universal City Development Partners Ltd.
313	6.00%, 11/15/2014 ±☼	312

		3,612

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦— 10.2% — (continued)
	Chemical Manufacturing — 1.4%
	Arizona Chemical Co.
$250	5.76%, 02/27/2014 ±	$214
	Ashland, Inc.
325	6.65%, 05/13/2014 ±	330
	Ineos Group
1,000	7.50%, 12/16/2013 ±¤	851
1,000	8.00%, 12/16/2014 ±¤	855
	Lyondell Chemical Co.
334	5.80%, 02/03/2010 ± Ψ	315
1,741	9.17%, 02/03/2010 ±¤ Ψ	1,792
	Lyondell Chemical Co., Dutch RC
15	3.74%, 12/20/2013 ± Ψ	9
	Lyondell Chemical Co., Dutch Tranche A
34	3.74%, 12/20/2013 ± Ψ	20
	Lyondell Chemical Co., German B-1
43	3.99%, 12/20/2014 ± Ψ	25
	Lyondell Chemical Co., German B-2
43	3.99%, 12/20/2014 ± Ψ	24
	Lyondell Chemical Co., German B-3
43	3.99%, 12/20/2014 ± Ψ	24
	Lyondell Chemical Co., Primary RC
56	3.74%, 12/20/2013 ± Ψ	32
	Lyondell Chemical Co., Term Loan A
107	3.74%, 12/20/2013 ± Ψ	61
	Lyondell Chemical Co., U.S. B-1
187	7.00%, 12/20/2014 ± Ψ	106
	Lyondell Chemical Co., U.S. B-2
187	7.00%, 12/20/2014 ± Ψ	106
	Lyondell Chemical Co., U.S. B-3
187	7.00%, 12/20/2014 ± Ψ	106

		4,870

	Construction — 0.2%
	Custom Building Products
811	9.00%, 10/20/2011 ±	795

	Finance and Insurance — 0.5%
	BNY Convergex Group LLC & EZE Castle Software
1,500	3.25%, 08/30/2013 ±	1,442
	MacAndrews Amg Holdings LLC
350	6.03%, 04/17/2012 ± ⌂	311

		1,753

	Food Manufacturing — 0.3%
	Dole Food Co., Inc.
98	0.28%, 04/12/2013 ±	99
172	7.97%, 04/12/2013 ±	173
617	8.00%, 04/12/2013 ±	622

		894

	Health Care and Social Assistance — 0.4%
	Generics International, Inc.
983	3.78%, 11/19/2014 ±⌂	894
	Inverness Medical Innovation, Inc.
438	4.50%, 06/26/2015 ±	423

		1,317

	Information — 1.5%
	Charter Communications Operating LLC
1,990	9.25%, 03/06/2014 ±Ψ	2,006
	Emdeon Business Services LLC
500	5.29%, 05/16/2014 ±	482

	Infor Global Solutions, Delayed Draw Term Loan
256	4.00%, 07/28/2012 ±	225
	Infor Global Solutions, U.S. Term Loan
490	4.00%, 07/28/2012 ±	432
	One Communications Corp.
442	4.58%, 06/30/2012 ±	402
	Telesat Canada, Delayed Draw Term Loan
39	3.25%, 09/01/2014 ±	37
	Telesat Canada, Term Loan B
453	3.25%, 09/01/2014 ±	434
	West Corp.
997	7.25%, 10/24/2013 ±	998
	WideOpenWest Finance LLC
284	7.30%, 06/29/2015 ±	217

		5,233

	Miscellaneous Manufacturing — 0.1%
	WESCO Aircraft Hardware Corp.
500	6.00%, 03/28/2014 ±	417

	Motor Vehicle & Parts Manufacturing — 0.8%
	Accuride Corp.
1,500	8.00%, 01/31/2012 ±¤ Ψ	1,486
	Lear Corp.
994	0.00%, 04/25/2012 ◊ Ω	955
	Lear Corp., Extended Delayed Draw Term Loan B
96	5.50%, 10/21/2014 ◊ ¤ Ψ	96
	Lear Corp., Extended Term Loan B
96	5.50%, 10/21/2014 ◊ ¤ Ψ	97

		2,634

	Petroleum and Coal Products Manufacturing — 1.1%
	Atlas Pipeline Partners L.P.
941	6.75%, 07/27/2014 ±	915
	Calumet Lubricants Co., L.P.
115	0.13%, 12/29/2014 ±	102
856	4.31%, 01/03/2015 ±	760
	Coffeyville Resources
1,055	8.50%, 12/21/2013 ±	1,052
	Turbo Beta Ltd.
1,023	14.50%, 03/12/2018 ± ⌂ †	716
	Western Refining, Inc.
270	8.25%, 05/30/2014 ±	262

		3,807

	Primary Metal Manufacturing — 0.1%
	John Maneely Co.
442	3.51%, 12/08/2013 ±	403

	Professional, Scientific and Technical Services — 0.3%
	Brand Energy & Infrastructure Services
490	3.66%, 02/07/2014 ±	453
	Tensar Corp.
476	3.78%, 10/28/2012 ±	371

		824

	Real Estate and Rental and Leasing — 0.1%
	Realogy Corp.
104	3.16%, 10/05/2013 ±	86
385	3.29%, 10/05/2014 ±	320

		406

The accompanying notes are an integral part of these financial statements.

11

The Hartford Strategic Income Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦— 10.2% — (continued)
	Retail Trade — 0.8%
	Rite Aid Corp.
$2,700	9.50%, 06/10/2015 ±☼	$2,766

	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Philosophy, Inc.
239	2.25%, 03/17/2014 ±	195
	Yankee Candle Co.
947	2.25%, 02/06/2014 ±	881

		1,076

	Utilities — 0.7%
	Astoria Generating Co. Acquisitions LLC
500	4.04%, 08/23/2013 ±	460
	BRSP LLC
1,000	7.50%, 06/24/2014 ±	938
	Texas Competitive Electric Holdings Co. LLC
490	3.74%, 10/10/2014 ±	379
	Texas Competitive Electric Holdings Co. LLC, Term Loan B-3
490	3.74%, 10/12/2014 ±	376
	TPF Generation Holdings LLC
375	4.50%, 12/21/2014 ±	319

		2,472

	Total senior floating rate interests: non-investment grade (cost $35,878)	$34,940

U.S. GOVERNMENT AGENCIES — 1.7%
	Other Government Agencies — 1.7%
	Small Business Administration
	Participation Certificates:
2,668	5.16%, 02/01/2028	2,836
2,674	5.31%, 05/01/2027	2,889

		5,725

	Total U.S. government agencies (cost $5,376)	$5,725

U.S. GOVERNMENT SECURITIES — 6.6%
	U.S. Treasury Securities — 6.6%
	U.S. Treasury Notes — 6.6%
$20,895	1.00%, 09/30/2011 ‡	$20,954
1,710	4.50%, 08/15/2039	1,786

		22,740

	Total U.S. government securities (cost $22,694)	$22,740

Contracts		Market Value ╪
PUT OPTIONS PURCHASED — 0.0%
	Long Put Future Option Contract — 0.0%
	10 Year U.S. Treasury
—	Expiration: February, 2010, Exercise Price:
	$110.00	$46

	Total put options purchased (cost $56)	$46

	Total long-term investments (cost $312,074)	$331,516

Shares or Principal Amount
SHORT-TERM INVESTMENTS — 3.4%
	Investment Pools and Funds — 3.0%
10,134	JP Morgan U.S. Government Money Market Fund		$10,134
—	State Street Bank U.S. Government Money Market Fund		—
—	Wells Fargo Advantage Government Money Market Fund		—

			10,134

	Repurchase Agreements — 0.3%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/02/2009 in the amount of $531, collateralized by U.S. Treasury Bond 5.25% — 7.88%, 2021 - 2029, value of $550)
$531	0.06%, 10/30/2009		531

RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $267, collateralized by U.S. Treasury Bond 5.00%, 2037, U.S. Treasury Note 3.13% - 4.63%, 2013 — 2017, value of $273)

267	0.06%, 10/30/2009		267
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/02/2009 in the amount of $245, collateralized by U.S. Treasury Note 1.50%, 2010, value of $248)
245	0.04%, 10/30/2009		245

			1,043

	U.S. Treasury Bills — 0.1%
325	0.07%, 1/14/2010☐o		325

	Total short-term investments (cost $11,502)		$11,502

	Total investments (cost $323,576) ▲	100.2%	$343,018
	Other assets and liabilities	(0.2)%	(670)

	Total net assets	100.0%	$342,348

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.3% of total net assets at October 31, 2009.
The accompanying notes are an integral part of these financial statements.

12

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $323,857 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$23,823
Unrealized Depreciation	(4,662)

Net Unrealized Appreciation	$19,161

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2009, was $716, which represents 0.21% of total net assets.

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2009.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $58,063, which represents 16.96% of total net assets.

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and determined to be liquid. At October 31, 2009, the market value of these securities amounted to $6,585 or 1.92% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2009.

o	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2009 was $6,753.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2009.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2009.

Ω	Debt security in default due to bankruptcy.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

♦	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

□	Security pledged as initial margin deposit for open futures contracts at October 31, 2009.
Futures Contracts Outstanding at October 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
2 Year U.S. Treasury
Note	35	Long	Dec 2009	$28
5 Year U.S. Treasury
Note	43	Long	Dec 2009	8
10 Year U.S. Treasury
Note	1	Short	Dec 2009	—
U.S. Long Bond	17	Short	Dec 2009	39

				$75

*	The number of contracts does not omit 000’s.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

08/2007	$1,195	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	$163
05/2007	$4,373	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	362
11/2007	$983	Generics International, Inc., 3.78%, 11/19/2014	972
06/2007	$250	Golden Nugget, Inc., 3.50%, 12/31/2014	250
05/2007	$622	Greenwich Capital Commercial Funding Corp., 0.00%, 11/05/2021 - 144A	604
09/2007	$350	MacAndrews Amg Holdings LLC, 6.03%, 04/17/2012	344
06/2008 - 05/2009	$1,023	Turbo Beta Ltd., 14.50%, 03/12/2018	1,023
03/2008	$570	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	460

The aggregate value of these securities at October 31, 2009 was $2,910 which represents 0.85% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

13

The Hartford Strategic Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$26,388	$—	$25,192	$1,196
Corporate Bonds: Investment Grade	114,181	—	113,327	854
Corporate Bonds: Non-Investment Grade	125,372	—	122,624	2,748
Municipal Bonds	1,724	—	1,724	—
Put Options Purchased	46	46	—	—
Senior Floating Rate Interests: Investment Grade	400	—	400	—
Senior Floating Rate Interests: Non-Investment Grade	34,940	—	33,813	1,127
U.S. Government Agencies	5,725	—	5,725	—
U.S. Government Securities	22,740	22,740	—	—
Short-Term Investments	11,502	10,134	1,368	—

Total	$343,018	$32,920	$304,173	$5,925

Other Financial Instruments *	$75	$75	$—	$—

Liabilities:
Other Financial Instruments *	$—	$—	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized		Transfers In	Balance as of
	October 31,	Realized Gain	Appreciation		and/or Out of	October 31,
	2008	(Loss)	(Depreciation)	Net Purchases	Level 3	2009

Assets:
Asset & Commercial Mortgage Backed Securities	2,105	(169)	(190)*	32	(582)	1,196
Corporate Bonds and Senior Floating Rate Interests	2,287	(1,473)	2,229 †	1,942	(256)	4,729

Total	$4,392	$(1,642)	$2,039	$1,974	$(838)	$5,925

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $(310).

†	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $1,258.
The accompanying notes are an integral part of these financial statements.

14

The Hartford Strategic Income Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $323,576)	$343,018
Foreign currency on deposit with custodian (cost $—)	—
Receivables:
Investment securities sold	1,138
Fund shares sold	1,382
Dividends and interest	5,669
Variation margin	40
Other assets	92

Total assets	351,339

Liabilities:
Payables:
Investment securities purchased	7,749
Fund shares redeemed	609
Investment management fees	31
Dividends	449
Distribution fees	28
Variation margin	70
Accrued expenses	53
Other liabilities	2

Total liabilities	8,991

Net assets	$342,348

Summary of Net Assets:
Capital stock and paid-in-capital	358,419
Accumulated undistributed net investment income	206
Accumulated net realized loss on investments and foreign currency transactions	(35,794)
Unrealized appreciation of investments	19,517

Net assets	$342,348

Shares authorized	750,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.69/$9.10

Shares outstanding	16,894

Net assets	$146,738

Class B: Net asset value per share	$8.69

Shares outstanding	1,657

Net assets	$14,397

Class C: Net asset value per share	$8.70

Shares outstanding	13,852

Net assets	$120,513

Class I: Net asset value per share	$8.71

Shares outstanding.	5,246

Net assets	$45,664

Class Y: Net asset value per share	$8.69

Shares outstanding	1,731

Net assets	$15,036

The accompanying notes are an integral part of these financial statements.

15

The Hartford Strategic Income Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Interest	$20,684

Total investment income	20,684

Expenses:
Investment management fees	1,472
Transfer agent fees	272
Distribution fees
Class A	282
Class B	101
Class C	898
Custodian fees	12
Accounting services fees	48
Registration and filing fees	92
Board of Directors’ fees	8
Audit fees	16
Other expenses	66

Total expenses (before fees paid indirectly)	3,267
Custodian fee offset	—

Total fees paid indirectly	—

Total expenses, net	3,267

Net Investment Income	17,417

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(26,888)
Net realized gain on futures	2,849
Net realized loss on swap contracts	(39)
Net realized loss on forward foreign currency contracts	(7)
Net realized loss on other foreign currency transactions	(460)

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(24,545)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	71,123
Net unrealized appreciation of futures	627
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	57

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	71,807

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	47,262

Net Increase in Net Assets Resulting from Operations	$64,679

The accompanying notes are an integral part of these financial statements.

16

The Hartford Strategic Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$17,417	$14,226
Net realized loss on investments, other financial instruments and foreign currency transactions	(24,545)	(11,916)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	71,807	(52,134)

Net Increase (Decrease) In Net Assets Resulting From Operations	64,679	(49,824)

Distributions to Shareholders:
From net investment income
Class A	(7,387)	(5,814)
Class B	(577)	(337)
Class C	(5,257)	(3,800)
Class I	(2,079)	(1,913)
Class Y	(1,757)	(1,949)

Total distributions	(17,057)	(13,813)

Capital Share Transactions:
Class A	46,817	61,055
Class B	6,212	5,497
Class C	36,501	70,941
Class I	15,731	21,383
Class Y	(25,207)	34,722

Net increase from capital share transactions	80,054	193,598

Net Increase In Net Assets	127,676	129,961
Net Assets:
Beginning of period	214,672	84,711

End of period	$342,348	$214,672

Accumulated undistributed (distribution in excess of) net investment income (loss)	$206	$182

The accompanying notes are an integral part of these financial statements.

17

The Hartford Strategic Income Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1. Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Strategic Income Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.
Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.
Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2. Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

18

significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

19

The Hartford Strategic Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)	Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

20

d)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of October 31, 2009.

g)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to

21

The Hartford Strategic Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

i)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2009.

j)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

k)	Senior Floating Rate Interests — The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

l)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

m)	Credit Default Swaps — The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise

22

exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund had no outstanding credit default swaps as of October 31, 2009.

n)	Interest Rate Swaps — The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (i.e. LIBOR, etc.), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of October 31, 2009, the Fund had no outstanding interest rate swaps.

o)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

p)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts	Investments in securities, at value (Purchased Options), Market Value	$46
Interest rate contracts	Summary of Net Assets - Unrealized appreciation	75	Summary of Net Assets - Unrealized depreciation	—
The ratio of futures market value to net assets as of October 31, 2009, was 4.14%, compared to a monthly twelve-month average ratio of 12.66%. The volume of other derivative activity was minimal during the year ended October 31, 2009.

23

The Hartford Strategic Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$—	$24	$2,849	$—	$—	$2,873
Foreign exchange contracts	—	—	—	(7)	—	(7)
Credit contracts	—	—	—	—	(39)	(39)

Total	$—	$24	$2,849	$(7)	$(39)	$2,827

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	—	(10)	627	—	—	$617

Total	$—	$(10)	$627	$—	$—	$617

q)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Futures and Options:
Futures and Options Transactions — The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

24

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of October 31, 2009. There were no transactions involving written option contracts during the year ended October 31, 2009.
4. Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$16,954	$13,558
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$691
Accumulated Capital Losses *	(35,437)
Unrealized Appreciation †	19,161

Total Accumulated Deficit	$(15,585)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

25

The Hartford Strategic Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated undistributed net investment income by $336 and increase accumulated net realized gain on investments by $336.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$12,098
2017	23,339

Total	$35,437

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
5. Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

26

c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
1.15%	1.90%	1.90%	0.90%	0.90%
d)	Fees Paid Indirectly — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,
	2009	2008	2007
Class A Shares	1.00%	0.61%	0.46	%*
Class B Shares	1.83	1.45	1.25	*
Class C Shares	1.74	1.38	1.26	*
Class I Shares	0.75	0.38	0.27	*
Class Y Shares	0.65	0.30	0.24	†

*	From May 31, 2007 (date shares became available to the public), through October 31, 2007.

†	From August 31, 2007 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B and C Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $1,435 and contingent deferred sales charges of $77 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

27

The Hartford Strategic Income Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $62. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $261 for providing such services. These fees are accrued daily and paid monthly.
6. Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$293,725
Sales Proceeds Excluding U.S. Government Obligations	236,426
Cost of Purchases for U.S. Government Obligations	202,170
Sales Proceeds for U.S. Government Obligations	183,747
7. Capital Share Transactions:
The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	12,459	680	(7,025)	—	6,114	12,059	415	(6,100)	—	6,374
Amount	$96,754	$5,439	$(55,376)	$—	$46,817	$111,930	$3,769	$(54,644)	$—	$61,055
Class B
Shares	1,068	52	(321)	—	799	816	24	(253)	—	587
Amount	$8,333	$415	$(2,536)	$—	$6,212	$7,570	$214	$(2,287)	$—	$5,497
Class C
Shares	6,920	419	(2,702)	—	4,637	9,710	244	(2,509)	—	7,445
Amount	$54,226	$3,344	$(21,069)	$—	$36,501	$90,974	$2,188	$(22,221)	$—	$70,941
Class I
Shares	3,964	211	(2,256)	—	1,919	4,628	156	(2,605)	—	2,179
Amount	$31,796	$1,691	$(17,756)	$—	$15,731	$43,202	$1,415	$(23,234)	$—	$21,383
Class Y
Shares	85	224	(3,576)	—	(3,267)	3,946	218	(256)	—	3,908
Amount	$631	$1,734	$(27,572)	$—	$(25,207)	$34,952	$1,964	$(2,194)	$—	$34,722
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	21	$169
For the Year Ended October 31, 2008	5	$45

28

8. Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.
9. Subsequent Events:
Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

29

The Hartford Strategic Income Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset Value			Net Realized
	at			and Unrealized	Total from	Dividends from	Distributions			Net Increase
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	(Decrease) in	Net Asset Value
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Net Asset Value	at End of Period
For the Year Ended October 31, 2009
A	$7.35	$0.53	$—	$1.33	$1.86	$(0.52)	$—	$—	$(0.52)	$1.34	$8.69
B	7.35	0.46	—	1.33	1.79	(0.45)	—	—	(0.45)	1.34	8.69
C	7.36	0.47	—	1.33	1.80	(0.46)	—	—	(0.46)	1.34	8.70
I	7.37	0.54	—	1.34	1.88	(0.54)	—	—	(0.54)	1.34	8.71
Y	7.35	0.57	—	1.32	1.89	(0.55)	—	—	(0.55)	1.34	8.69

For the Year Ended October 31, 2008
A	9.75	0.65	—	(2.39)	(1.74)	(0.66)	—	—	(0.66)	(2.40)	7.35
B	9.75	0.58	—	(2.40)	(1.82)	(0.58)	—	—	(0.58)	(2.40)	7.35
C	9.76	0.59	—	(2.40)	(1.81)	(0.59)	—	—	(0.59)	(2.40)	7.36
I	9.77	0.69	—	(2.41)	(1.72)	(0.68)	—	—	(0.68)	(2.40)	7.37
Y	9.76	0.69	—	(2.41)	(1.72)	(0.69)	—	—	(0.69)	(2.41)	7.35

From (date shares became available to the public) May 31, 2007, through October 31, 2007
A(e)	9.90	0.29	—	(0.14)	0.15	(0.30)	—	—	(0.30)	(0.15)	9.75
B(e)	9.90	0.26	—	(0.15)	0.11	(0.26)	—	—	(0.26)	(0.15)	9.75
C(e)	9.90	0.27	—	(0.15)	0.12	(0.26)	—	—	(0.26)	(0.14)	9.76
I(e)	9.90	0.31	—	(0.13)	0.18	(0.31)	—	—	(0.31)	(0.13)	9.77
Y(h)	9.57	0.12	—	0.19	0.31	(0.12)	—	—	(0.12)	0.19	9.76

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Shares became available to the public on May 31, 2007.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on August 31, 2007.

30

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

26.24%	$146,738	1.00%		1.00%		1.00%		6.70%		164%
25.20	14,397	1.83		1.83		1.83		5.87		—
25.30	120,513	1.74		1.74		1.74		5.98		—
26.48	45,664	0.75		0.75		0.75		7.00		—
26.69	15,036	0.65		0.65		0.65		7.22		—

(19.02)	79,242	0.97		0.61		0.61		7.14		132
(19.66)	6,308	1.81		1.45		1.45		6.33		—
(19.62)	67,863	1.75		1.38		1.38		6.40		—
(18.77)	24,508	0.75		0.38		0.38		7.37		—
(18.85)	36,751	0.67		0.30		0.30		7.49		—

1.53 (f)	42,949	1.01	(g)	0.46	(g)	0.46	(g)	7.15	(g)	40
1.21 (f)	2,644	1.80	(g)	1.25	(g)	1.25	(g)	6.42	(g)	—
1.31 (f)	17,275	1.81	(g)	1.26	(g)	1.26	(g)	6.47	(g)	—
1.84 (f)	11,212	0.82	(g)	0.27	(g)	0.27	(g)	7.49	(g)	—
3.28 (f)	10,631	0.80	(g)	0.25	(g)	0.25	(g)	7.73	(g)	—

31

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Strategic Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Strategic Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

32

The Hartford Strategic Income Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

33

The Hartford Strategic Income Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

34

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford Strategic Income Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	4.00%
Other Direct Federal Obligations*	1.00%
Other Securities	95.00%

Total	100.00%

QII†	100.00%

*	The income received from federal obligations.

†	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.519	N/A	N/A	0.519
Class B	0.453	N/A	N/A	0.453
Class C	0.461	N/A	N/A	0.461
Class I	0.538	N/A	N/A	0.538
Class Y	0.547	N/A	N/A	0.547
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

36

The Hartford Strategic Income Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,163.10	$5.45	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class B	$1,000.00	$1,158.40	$9.96	$1,000.00	$1,015.98	$9.30	1.83	184	365
Class C	$1,000.00	$1,157.20	$9.46	$1,000.00	$1,016.43	$8.84	1.74	184	365
Class I	$1,000.00	$1,164.20	$4.04	$1,000.00	$1,021.48	$3.77	0.74	184	365
Class Y	$1,000.00	$1,165.20	$3.49	$1,000.00	$1,021.98	$3.26	0.64	184	365

37

The Hartford Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Strategic Income Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

38

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

39

The Hartford Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

40

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-37 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Target Retirement 2010 Fund

The Hartford Target Retirement 2010 Fund inception 09/30/2005
(subadvised by Hartford Investment Management Company)	Investment objective — Seeks to maximize total return and
secondarily, to seek capital preservation.
Performance Overview(1) 9/30/05 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Average Annual Total Returns(2,3,4) (as of 10/31/09)

	1	Since
	Year	Inception

Target Retirement 2010 A#	19.45%	0.79%
Target Retirement 2010 A##	12.88%	-0.60%
Target Retirement 2010 R3#	19.24%	0.65%
Target Retirement 2010 R4#	19.58%	0.89%
Target Retirement 2010 R5#	19.65%	1.00%
Target Retirement 2010 Y#	19.56%	1.02%
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.72%
S&P 500 Index	9.78%	-2.03%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	The initial investment in Class A shares reflects the maximum sales charge.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2010 Fund returned 19.45%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 9.78% and 13.79%, respectively, while the average return for the Lipper Mixed-Asset Target 2010 Funds, a group of funds with investment strategies similar to those of the Fund, was 16.06%.
Why did the Fund perform this way?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market — high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. After a difficult first half of the year, investor risk aversion fell significantly and the year ending October 31, 2009 finished strong.
During the period, the S&P 500 rose 9.8%. Across the different market capitalizations, mid-cap and large-cap stocks outperformed small-cap stocks. Within U.S. equities, the growth investment style outperformed value. In contrast to last year, international stocks outperformed U.S. stocks. Specifically, Emerging Markets stock, measured by the MSCI Emerging Markets Stock Index, posted the strongest results, up 64.6%. In March, investors abruptly changed their attitude from risk aversion to risk

2

seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter of 2009, with the S&P 500 rising 55% since the risk rally began in March. Within equities, investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and Russell Mid-Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 stocks outperformed their higher quality peers.
Within fixed income, yields decreased during the year, with the ten-year Treasury note yield falling 57 basis points to 3.38% and the five-year Treasury note yield falling 52 basis points to 2.31%. Within the major sectors of the Barclays Capital U.S. Aggregate Index, Credit was the top performer, while Agency securities were the worst. High Yield asset classes such as U.S. high yield bonds, floating rate notes, and Emerging Market Debt significantly outperformed the Barclays Capital U.S. Aggregate Index. The Barclays Capital High Yield index, for example, posted strong results, up 48.1% over the period.
Generally, the Fund’s target asset allocation is set at approximately 56% equities and 44% fixed-income. The Fund’s strategic asset allocation decisions within equities contributed to the Fund’s performance. Specifically, favorable allocations within international markets into emerging market, international small-cap stocks, and international real estate investment trusts (REITs) helped to offset an underweight (i.e. the Fund’s sector position was less than the benchmark position) to small and mid-cap stocks. The Fund’s strategic asset allocation decisions within fixed income detracted from performance. Although the Fund benefited from exposures to high yield asset classes, diversification within these high yield asset classes detracted from results. The Fund’s duration (i.e. sensitivity to changes in interest rates) is targeted to be less than the Barclays Capital Aggregate Index, a decision based on the risk preferences of the Fund. For the year, duration positioning detracted from performance.
Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the year, our underlying fund selection enhanced relative performance (i.e. performance of the Fund as measured against the benchmark). A hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required in March 2009 to restore the Fund allocations back to their targets.
During the period, the Fund continued to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate, international real estate and emerging market debt exposure. During the period, the Fund increased its weighting in REITs, recognizing the inflationary benefits of the asset class.
What is the outlook?
While the risk rally that began in early March has pushed equities and other high risk asset classes higher around the world, we believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their dramatic recovery in the 2nd and 3rd quarters. We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
Our view of the yield curve is consistent with low growth and low inflation and we expect yields to remain in their current ranges across the curve (10 year range of 3.2%–3.8%). In addition, we believe downward pressure on inflation has abated. However, slack in the economy means there is no near-term upward pressures on inflation. Longer maturities will likely remain in range despite continued concerns with supply pressures, inflation, dollar policy, and weak growth. We think the shape of the short end (3 months–3 years) of the curve already implies the imminent removal of accommodative monetary policy and despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
Going forward, the Fund is positioned with an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to small and large-cap international equities. High yield and floating rate notes exposure has been reduced to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in inflation protected securities.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets
Powershares Emerging Markets Sovereign Debt Portfolio ETF	0.5%
SPDR DJ Wilshire International Real Estate ETF	0.7
SPDR DJ Wilshire REIT ETF	0.8
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	6.1
The Hartford Capital Appreciation II Fund, Class Y	2.1
The Hartford Disciplined Equity Fund, Class Y	2.1
The Hartford Dividend and Growth Fund, Class Y	3.3
The Hartford Equity Income Fund, Class Y	3.0
The Hartford Floating Rate Fund, Class Y	4.0
The Hartford Fundamental Growth Fund, Class Y	1.9
The Hartford Global Equity Fund, Class Y	0.1
The Hartford Global Growth Fund, Class Y	1.5
The Hartford Growth Fund, Class Y	1.9
The Hartford Growth Opportunities Fund, Class Y	1.7
The Hartford High Yield Fund, Class Y	2.5
The Hartford Income Fund, Class Y	6.5
The Hartford Inflation Plus Fund, Class Y	9.0
The Hartford International Opportunities Fund, Class Y	5.2
The Hartford International Small Company Fund, Class Y	1.9
The Hartford MidCap Fund, Class Y	2.1
The Hartford MidCap Growth Fund, Class Y	0.6
The Hartford MidCap Value Fund, Class Y	3.6
The Hartford Select SmallCap Value Fund, Class Y	0.4
The Hartford Short Duration Fund, Class Y	2.8
The Hartford Small Company Fund, Class Y	1.0
The Hartford Strategic Income Fund, Class Y	2.9
The Hartford Total Return Bond Fund, Class Y	15.2
The Hartford Value Fund, Class Y	13.4
The Hartford Value Opportunities Fund, Class Y	3.1
Other Assets and Liabilities	0.1

Total	100.0%

3

The Hartford Target Retirement 2010 Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES — 97.9%
EQUITY FUNDS — 55.0%
44	The Hartford Capital Appreciation Fund, Class Y		$1,341
42	The Hartford Capital Appreciation II Fund, Class Y •		465
44	The Hartford Disciplined Equity Fund, Class Y		475
46	The Hartford Dividend and Growth Fund, Class Y		741
61	The Hartford Equity Income Fund, Class Y		664
45	The Hartford Fundamental Growth Fund, Class Y •		423
2	The Hartford Global Equity Fund, Class Y		12
26	The Hartford Global Growth Fund, Class Y •		342
29	The Hartford Growth Fund, Class Y •		410
17	The Hartford Growth Opportunities Fund, Class Y •		370
88	The Hartford International Opportunities Fund, Class Y		1,148
39	The Hartford International Small Company Fund, Class Y		426
26	The Hartford MidCap Fund, Class Y •		465
17	The Hartford MidCap Growth Fund, Class Y •		130
90	The Hartford MidCap Value Fund, Class Y		790
12	The Hartford Select SmallCap Value Fund, Class Y		96
15	The Hartford Small Company Fund, Class Y •		223
310	The Hartford Value Fund, Class Y		2,962
65	The Hartford Value Opportunities Fund, Class Y		684

	Total equity funds (cost $11,761)		$12,167

FIXED INCOME FUNDS — 42.9%
106	The Hartford Floating Rate Fund, Class Y		$880
83	The Hartford High Yield Fund, Class Y		556
152	The Hartford Income Fund, Class Y		1,449
174	The Hartford Inflation Plus Fund, Class Y		1,986
63	The Hartford Short Duration Fund, Class Y		609
73	The Hartford Strategic Income Fund, Class Y		636
326	The Hartford Total Return Bond Fund, Class Y		3,369

	Total fixed income funds (cost $9,072)		$9,485

	Total investments in affiliated investment companies (cost $20,833)		$21,652

EXCHANGE TRADED FUNDS — 2.0%
4	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$116
4	SPDR DJ Wilshire International Real Estate ETF		154
4	SPDR DJ Wilshire REIT ETF		177

	Total exchange traded funds (cost $549)		$447

	Total long-term investments (cost $21,382)		$22,099

SHORT-TERM INVESTMENTS — 0.0%
	Investment Pools and Funds — 0.0%
1	State Street Bank Money Market Fund		$1

	Total short-term investments (cost $1)		$1

	Total investments (cost $21,383) ▲	99 .9%	$22,100
	Other assets and liabilities	0 .1%	24

	Total net assets	100.0%	$22,124

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $21,735 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,276
Unrealized Depreciation	(911)

Net Unrealized Appreciation	$365

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2010 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$21,652	$21,652	$—	$—
Exchange Traded Funds	447	447	—	—
Short-Term Investments	1	1	—	—

Total	$22,100	$22,100	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2010 Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $550)	$448
Investments in underlying affiliated funds, at market value (cost $20,833)	21,652
Receivables:
Fund shares sold	14
Dividends and interest	36
Other assets	47

Total assets	22,197

Liabilities:
Payables:
Investment securities purchased	6
Fund shares redeemed	59
Investment management fees	—
Distribution fees	1
Accrued expenses	7

Total liabilities	73

Net assets	$22,124

Summary of Net Assets:
Capital stock and paid-in-capital	24,162
Accumulated undistributed net investment income	312
Accumulated net realized loss on investments	(3,067)
Unrealized appreciation of investments	717
Net assets	$22,124

Shares authorized	950,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.50/$8.99

Shares outstanding	1,099

Net assets	$9,342

Class R3: Net asset value per share	$8.48

Shares outstanding	186

Net assets	$1,578

Class R4: Net asset value per share	$8.51

Shares outstanding	1,060

Net assets	$9,020

Class R5: Net asset value per share	$8.51

Shares outstanding	241

Net assets	$2,051

Class Y: Net asset value per share	$8.50

Shares outstanding	16

Net assets	$133

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2010 Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$17
Dividends from underlying affiliated funds	497
Interest	—

Total investment income	514

Expenses:
Investment management fees	25
Administrative services fees	12
Transfer agent fees	6
Distribution fees
Class A	18
Class B*	3
Class C*	4
Class R3	3
Class R4	16
Custodian fees	1
Accounting services fees	2
Registration and filing fees	61
Board of Directors’ fees	2
Audit fees	6
Other expenses	8

Total expenses (before waivers)	167
Expense waivers	(134)

Total waivers	(134)

Total expenses, net	33

Net Investment Income	481

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(1,950)

Net Realized Loss on Investments	(1,950)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	4,777

Net Changes in Unrealized Appreciation of Investments	4,777

Net Gain on Investments	2,827

Net Increase in Net Assets Resulting from Operations	$3,308

*	Classes B and C were merged into Class A on July 24, 2009. Please refer to the Notes to Financial Statements for further details.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2010 Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$481	$358
Net realized loss on investments	(1,950)	(946)
Net unrealized appreciation (depreciation) of investments	4,777	(4,566)

Net Increase (Decrease) In Net Assets Resulting From Operations	3,308	(5,154)

Distributions to Shareholders:
From net investment income
Class A	(101)	(343)
Class B*	(5)	(20)
Class C*	(9)	(18)
Class R3	(2)	—
Class R4	(81)	(89)
Class R5	(17)	(22)
Class Y	(2)	(6)
From net realized gain on investments
Class A	—	(154)
Class B*	—	(10)
Class C*	—	(15)
Class R4	—	(9)
Class Y	—	(3)

Total distributions	(217)	(689)

Capital Share Transactions:
Class A	1,880 †	2,108
Class B*	(580)‡	95
Class C*	(762)§	82
Class R3	1,400	1
Class R4	2,865	6,073
Class R5	636	1,626
Class Y	2	10

Net increase from capital share transactions	5,441	9,995

Net Increase In Net Assets	8,532	4,152
Net Assets:
Beginning of period	13,592	9,440

End of period	$22,124	$13,592

Accumulated undistributed (distribution in excess of) net investment income (loss)	$312	$48

*	Classes B and C were merged into Class A on July 24, 2009. Please refer to the Notes to Financial Statements for further details.

†	Includes merger activity in the amount of $985.

‡	Includes merger activity in the amount of $(423).

§	Includes merger activity in the amount of $(562).
The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Target Retirement 2010 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

9

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

10

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$217	$607
Long-Term Capital Gains *	—	82

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$312
Accumulated Capital Losses *	(2,715)
Unrealized Appreciation †	365

Total Accumulated Deficit	$(2,038)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$919
2017	1,796

Total	$2,715

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in

12

accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.00%	1.15%	0.85%	0.80%	0.80%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.
d)	Distribution and Service Plan for Class A, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $16 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

13

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $6 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	16
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$10,886
Sales Proceeds Excluding U.S. Government Obligations	5,125
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	583	15	(523)	123	198	544	50	(401)	—	193
Amount	$4,556	$100	$(3,761)	$985	$1,880	$5,204	$496	$(3,592)	$—	$2,108
Class B
Shares	2	1	(6)	(53)	(56)	24	3	(21)	—	6
Amount	$13	$4	$(174)	$(423)	$(580)	$235	$31	$(171)	$—	$95
Class C
Shares	23	1	(35)	(71)	(82)	47	3	(38)	—	12
Amount	$152	$9	$(361)	$(562)	$(762)	$420	$32	$(370)	$—	$82
Class R3
Shares	193	—	(8)	—	185	—	—	—	—	—
Amount	$1,467	$2	$(69)	$—	$1,400	$—	$1	$—	$—	$1
Class R4
Shares	527	12	(146)	—	393	780	11	(165)	—	626
Amount	$3,874	$81	$(1,090)	$—	$2,865	$7,414	$98	$(1,439)	$—	$6,073
Class R5
Shares	128	3	(46)	—	85	232	2	(79)	—	155
Amount	$942	$17	$(323)	$—	$636	$2,189	$23	$(586)	$—	$1,626
Class Y
Shares	—	1	—	—	1	—	1	—	—	1
Amount	$—	$2	$—	$—	$2	$—	$10	$—	$—	$10

14

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	—	$3
For the Year Ended October 31, 2008	—	$5
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.
9.	Class Mergers:

At a Special Meeting of Shareholders held on July 16, 2009, the shareholders of the Fund approved the reclassification of Class B shares and Class C shares as Class A shares of the Fund.

Effective with the close of business on July 24, 2009, Classes B and C were merged into Class A. The mergers were accomplished by tax-free exchanges as detailed below:

	Class A	Class B	Class C
Shares exchanged	N/A	53	71
Shares issued — to Class B shareholders	53	N/A	N/A
Shares issued — to Class C shareholders	70	N/A	N/A
Net assets immediately before merger	$7,729	$423	$562
Net assets immediately after merger	$8,714	N/A	N/A
10.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

15

The Hartford Target Retirement 2010 Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A(f)	$7.24	$0.22	$—	$1.15	$1.37	$(0.11)	$—	$—	$(0.11)	$1.26	$8.50
R3	7.23	0.18	—	1.18	1.36	(0.11)	—	—	(0.11)	1.25	8.48
R4	7.23	0.22	—	1.17	1.39	(0.11)	—	—	(0.11)	1.28	8.51
R5	7.24	0.22	—	1.16	1.38	(0.11)	—	—	(0.11)	1.27	8.51
Y	7.23	0.23	—	1.15	1.38	(0.11)	—	—	(0.11)	1.27	8.50

For the Year Ended October 31, 2008
A	10.66	0.30	—	(3.10)	(2.80)	(0.41)	(0.21)	—	(0.62)	(3.42)	7.24
R3	10.66	0.26	—	(3.11)	(2.85)	(0.37)	(0.21)	—	(0.58)	(3.43)	7.23
R4	10.66	0.36	—	(3.17)	(2.81)	(0.41)	(0.21)	—	(0.62)	(3.43)	7.23
R5	10.67	0.37	—	(3.16)	(2.79)	(0.43)	(0.21)	—	(0.64)	(3.43)	7.24
Y	10.66	0.33	—	(3.11)	(2.78)	(0.44)	(0.21)	—	(0.65)	(3.43)	7.23

For the Year Ended October 31, 2007
A	9.65	0.28	—	1.01	1.29	(0.28)	—	—	(0.28)	1.01	10.66
R3(g)	9.76	0.14	—	0.89	1.03	(0.13)	—	—	(0.13)	0.90	10.66
R4(g)	9.76	0.16	—	0.89	1.05	(0.15)	—	—	(0.15)	0.90	10.66
R5(g)	9.76	0.19	—	0.89	1.08	(0.17)	—	—	(0.17)	0.91	10.67
Y	9.65	0.32	—	0.99	1.31	(0.30)	—	—	(0.30)	1.01	10.66

For the Year Ended October 31, 2006
A	9.82	0.47	—	0.22	0.69	(0.50)	—	(0.36)	(0.86)	(0.17)	9.65
Y	9.83	0.50	—	0.21	0.71	(0.53)	—	(0.36)	(0.89)	(0.18)	9.65

From (commencement of operations) September 30, 2005, through October 31, 2005
A(j)	10.00	0.02	—	(0.20)	(0.18)	—	—	—	—	(0.18)	9.82
Y(j)	10.00	0.02	—	(0.19)	(0.17)	—	—	—	—	(0.17)	9.83

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Classes B and C were merged into Class A on July 24, 2009 (See Class Mergers in the accompanying Notes to Financial Statements).

(g)	Commenced operations on December 22, 2006.

(h)	Not annualized.

(i)	Annualized.

(j)	Commenced operations on September 30, 2005.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average		Ratio of Expenses to Average		Ratio of Expenses to Average
		Net Assets at	Net Assets Before Waivers and		Net Assets After Waivers and		Net Assets After Waivers and		Ratio of Net
		End of Period	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Investment Income to		Portfolio Turnover
Total Return(b)		(000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Average Net Assets		Rate(d)
19.29%		$9,342	0.95%		0.24%		0.24%		3.00%		31%
19.24		1,578	1.25		0.39		0.39		2.37		—
19.58		9,020	1.03		0.09		0.09		3.00		—
19.48		2,051	0.73		0.04		0.04		2.99		—
19.56		133	0.65		0.04		0.04		3.12		—

(27.74)		6,520	1.02		0.42		0.42		2.87		68
(28.14)		8	1.47		0.87		0.87		2.70		—
(27.84)		4,823	1.04		0.45		0.45		1.67		—
(27.64)		1,131	0.71		0.11		0.11		1.86		—
(27.60)		111	0.76		0.16		0.16		3.40		—

13.55		7,547	1.81		0.50		0.50		2.46		56
10.56	(h)	11	2.32	(i)	0.90	(i)	0.90	(i)	1.62	(i)	—
10.88	(h)	442	1.97	(i)	0.60	(i)	0.60	(i)	2.03	(i)	—
11.15	(h)	11	1.72	(i)	0.30	(i)	0.30	(i)	2.23	(i)	—
13.83		153	1.54		0.20		0.20		3.21		—

7.43		1,618	8.32		0.54		0.54		2.01		10
7.62		135	8.02		0.23		0.23		2.31		—

(1.80	)(h)	11	0.65	(i)	0.49	(i)	0.49	(i)	2.53	(i)	12
(1.70	)(h)	10	0.32	(i)	0.21	(i)	0.21	(i)	2.65	(i)	—

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2010 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2010 Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Target Retirement 2010 Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	6.00%
Other Direct Federal Obligations*	1.00%
Other Securities	93.00%

Total	100.00%

DRD†	70.00%
QDI‡	75.00%
QII§	100.00%

*	The income received from federal obligations.

†	Income distributions, taxable as dividend income which qualify for deduction by corporations.

‡	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.109	N/A	N/A	0.109
Class B	0.095	N/A	N/A	0.095
Class C	0.098	N/A	N/A	0.098
Class R3	0.113	N/A	N/A	0.113
Class R4	0.108	N/A	N/A	0.108
Class R5	0.112	N/A	N/A	0.112
Class Y	0.114	N/A	N/A	0.114
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Target Retirement 2010 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,180.60	$1.37	$1,000.00	$1,023.95	$1.28	0.25%	184	365
Class R3	$1,000.00	$1,181.10	$2.14	$1,000.00	$1,023.24	$1.99	0.39	184	365
Class R4	$1,000.00	$1,181.90	$0.55	$1,000.00	$1,024.70	$0.51	0.10	184	365
Class R5	$1,000.00	$1,181.90	$0.28	$1,000.00	$1,024.95	$0.26	0.05	184	365
Class Y	$1,000.00	$1,182.20	$0.28	$1,000.00	$1,024.95	$0.26	0.05	184	365

23

The Hartford Target Retirement 2010 Fund
Shareholder Meeting Results (Unaudited)
The following proposal was addressed and approved during the period at a special meeting of shareholders held on July 16, 2009.
Proposal to approve Articles of Amendment of The Hartford Mutual Funds, Inc. and a Plan of Reclassification for The Hartford Target Retirement 2010 Fund whereby Class B shares will be reclassified as Class A shares.

Fund Name	For	Against	Abstain
The Hartford Target Retirement 2010 Fund — Class B shares	42,049.69	0	0
Proposal to approve Articles of Amendment of The Hartford Mutual Funds, Inc. and a Plan of Reclassification for The Hartford Target Retirement 2010 Fund whereby Class C shares will be reclassified as Class A shares.

Fund Name	For	Against	Abstain
The Hartford Target Retirement 2010 Fund — Class C shares	48,378.00	972.00	1,562.40

24

The Hartford Target Retirement 2010 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Target Retirement 2010 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

25

The Hartford Target Retirement 2010 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the

26

Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

27

The Hartford Target Retirement 2010 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

28

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-38 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Target Retirement 2015 Fund

The Hartford Target Retirement 2015 Fund inception 10/31/2008

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Performance Overview(1) 10/31/08 — 10/31/09
Growth of a $10,000 investment in Class R3
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Average Annual Total Returns(2) (as of 10/31/09)

	1	Since
	Year	Inception

Target Retirement 2015 R3	18.33%	18.33%
Target Retirement 2015 R4	18.70%	18.70%
Target Retirement 2015 R5	18.71%	18.71%
Barclays Capital U.S. Aggregate Bond Index	13.79%	13.79%
S&P 500 Index	9.78%	9.78%
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2015 Fund returned 18.33%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 9.78% and 13.79%, respectively, while the average return for the Lipper Mixed-Asset Target 2015 Funds, a group of funds with investment strategies similar to those of the Fund, was 16.92%.
Why did the Fund perform this way?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market — high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. After a difficult first half of the year, investor risk aversion fell significantly and the year ending October 31, 2009 finished strong.
During the period, the S&P 500 rose 9.8%. Across the different market capitalizations, mid-cap and large-cap stocks outperformed small-cap stocks. Within U.S. equities, the growth investment style outperformed value. In contrast to last year, international stocks outperformed U.S. stocks. Specifically, Emerging Markets stock, measured by the MSCI Emerging Markets Stock Index, posted the strongest results, up 64.6%. In March, investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter of 2009, with the S&P 500 rising 55% since the risk rally began in March. Within equities, investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index

2

and Russell Mid-Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 stocks outperformed their higher quality peers.
Within fixed income, yields decreased during the year, with the ten-year Treasury note yield falling 57 basis points to 3.38% and the five-year Treasury note yield falling 52 basis points to 2.31%. Within the major sectors of the Barclays Capital U.S. Aggregate Index, Credit was the top performer, while Agency securities were the worst. High Yield asset classes such as U.S. high yield bonds, floating rate notes, and Emerging Market Debt significantly outperformed the Barclays Capital U.S. Aggregate Index. The Barclays Capital High Yield index, for example, posted strong results, up 48.1% over the period.
Generally, the Fund’s target asset allocation is set at approximately 64% equities and 36% fixed-income. The Fund’s strategic asset allocation decisions within equities contributed to the fund’s performance. Specifically, favorable allocations within international markets into emerging market, international small-cap stocks, and international real estate investment trusts (REITs) helped to offset an underweight (i.e. the Fund’s sector position was less than the benchmark position) to small and mid-cap stocks. The Fund’s strategic asset allocation decisions within fixed income detracted from performance. Although the Fund benefited from exposures to high yield asset classes, diversification within these high yield asset classes detracted from results. The Fund’s duration (i.e. sensitivity to changes in interest rates) is targeted to be less than the Barclays Capital Aggregate Index, a decision based on the risk preferences of the Fund. For the year, duration positioning detracted from performance.
Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the year, our underlying fund selection enhanced relative performance (i.e. performance of the Fund as measured against the benchmark). A hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required in March 2009 to restore the Fund allocations back to their targets.
During the period, the Fund continued to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate, international real estate and emerging market debt exposure. During the period, the Fund increased its weighting in REITs, recognizing the inflationary benefits of the asset class.
What is the outlook?
While the risk rally that began in early March has pushed equities and other high risk asset classes higher around the world, we believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their dramatic recovery in the 2nd and 3rd quarters.
We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
Our view of the yield curve is consistent with low growth and low inflation and we expect yields to remain in their current ranges across the curve (10 year range of 3.2%-3.8%). In addition, we believe downward pressure on inflation has abated. However, slack in the economy means there is no near-term upward pressures on inflation. Longer maturities will likely remain in range despite continued concerns with supply pressures, inflation, dollar policy, and weak growth. We think the shape of the short end (3 months–3 years) of the curve already implies the imminent removal of accommodative monetary policy and despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
Going forward, the portfolio is positioned with an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to small and large-cap international equities. High yield and floating rate notes exposure has been reduced to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in inflation protected securities.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets
Powershares Emerging Markets Sovereign Debt Portfolio ETF	0.0%
SPDR DJ Wilshire International Real Estate ETF	1.2
SPDR DJ Wilshire REIT ETF	1.0
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	7.7
The Hartford Capital Appreciation II Fund, Class Y	4.2
The Hartford Disciplined Equity Fund, Class Y	3.0
The Hartford Dividend and Growth Fund, Class Y	3.5
The Hartford Equity Income Fund, Class Y	0.7
The Hartford Floating Rate Fund, Class Y	2.2
The Hartford Fundamental Growth Fund, Class Y	5.7
The Hartford Global Equity Fund, Class Y	2.3
The Hartford Global Growth Fund, Class Y	1.4
The Hartford Growth Fund, Class Y	1.1
The Hartford High Yield Fund, Class Y	0.6
The Hartford Income Fund, Class Y	1.8
The Hartford Inflation Plus Fund, Class Y	7.5
The Hartford International Opportunities Fund, Class Y	4.4
The Hartford International Small Company Fund, Class Y	2.8
The Hartford MidCap Fund, Class Y	1.5
The Hartford MidCap Growth Fund, Class Y	0.1
The Hartford MidCap Value Fund, Class Y	4.0
The Hartford Select MidCap Value Fund, Class Y	0.4
The Hartford Select SmallCap Value Fund, Class Y	2.3
The Hartford Short Duration Fund, Class Y	6.7
The Hartford Small Company Fund, Class Y	1.6
The Hartford Strategic Income Fund, Class Y	5.0
The Hartford Total Return Bond Fund, Class Y	14.9
The Hartford Value Fund, Class Y	11.2
The Hartford Value Opportunities Fund, Class Y	0.6
Other Assets and Liabilities	0.6

Total	100.0%

3

The Hartford Target Retirement 2015 Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES — 97.2%
EQUITY FUNDS — 58.5%
14	The Hartford Capital Appreciation Fund, Class Y		$410
21	The Hartford Capital Appreciation II Fund, Class Y •		227
15	The Hartford Disciplined Equity Fund, Class Y		158
11	The Hartford Dividend and Growth Fund, Class Y		187
4	The Hartford Equity Income Fund, Class Y		38
33	The Hartford Fundamental Growth Fund, Class Y •		307
16	The Hartford Global Equity Fund, Class Y		124
6	The Hartford Global Growth Fund, Class Y •		77
4	The Hartford Growth Fund, Class Y •		57
18	The Hartford International Opportunities Fund, Class Y		234
14	The Hartford International Small Company Fund, Class Y		150
5	The Hartford MidCap Fund, Class Y •		83
1	The Hartford MidCap Growth Fund, Class Y •		8
24	The Hartford MidCap Value Fund, Class Y		212
3	The Hartford Select MidCap Value Fund, Class Y		23
15	The Hartford Select SmallCap Value Fund, Class Y		121
6	The Hartford Small Company Fund, Class Y •		87
63	The Hartford Value Fund, Class Y		598
3	The Hartford Value Opportunities Fund, Class Y		32

	Total equity funds (cost $2,700)		$3,133

FIXED INCOME FUNDS — 38.7%
14	The Hartford Floating Rate Fund, Class Y		$118
5	The Hartford High Yield Fund, Class Y		32
10	The Hartford Income Fund, Class Y		94
35	The Hartford Inflation Plus Fund, Class Y		399
37	The Hartford Short Duration Fund, Class Y		357
31	The Hartford Strategic Income Fund, Class Y		266
77	The Hartford Total Return Bond Fund, Class Y		794

	Total fixed income funds (cost $1,907)		$2,060

	Total investments in affiliated investment companies (cost $4,607)		$5,193

EXCHANGE TRADED FUNDS — 2.2%
—	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$1
2	SPDR DJ Wilshire International Real Estate ETF		63
1	SPDR DJ Wilshire REIT ETF		55

	Total exchange traded funds (cost $103)		$119

	Total long-term investments (cost $4,710)		$5,312

SHORT-TERM INVESTMENTS — 0.0%
	Investment Pools and Funds — 0.0%
—	State Street Bank Money Market Fund		$—

	Total short-term investments (cost $—)		$—

	Total investments (cost $4,710) ▲	99.4%	$5,312
	Other assets and liabilities	0.6%	33

	Total net assets	100.0%	$5,345

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $4,718 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$606
Unrealized Depreciation	(12)

Net Unrealized Appreciation	$594

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2015 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$5,193	$5,193	$—	$—
Exchange Traded Funds	119	119	—	—
Short-Term Investments	—	—	—	—

Total	$5,312	$5,312	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2015 Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $103)	$119
Investments in underlying affiliated funds, at market value (cost $4,607)	5,193
Receivables:
Fund shares sold	—
Dividends and interest	7
Other assets	32

Total assets	5,351

Liabilities:
Payables:
Investment securities purchased	—
Fund shares redeemed	—
Investment management fees	—
Distribution fees	—
Accrued expenses	6

Total liabilities	6

Net assets	$5,345

Summary of Net Assets:
Capital stock and paid-in-capital	4,737
Accumulated undistributed net investment income	51
Accumulated net realized loss on investments	(45)
Unrealized appreciation of investments	602

Net assets	$5,345

Shares authorized	150,000

Par value	$0.001

Class R3: Net asset value per share	$11.69

Shares outstanding	171

Net assets	$2,003

Class R4: Net asset value per share	$11.72

Shares outstanding	161

Net assets	$1,883

Class R5: Net asset value per share	$11.72

Shares outstanding	124

Net assets	$1,459

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2015 Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$5
Dividends from underlying affiliated funds	87
Interest	—

Total investment income	92

Expenses:
Investment management fees	5
Administrative services fees	5
Transfer agent fees	—
Distribution fees
Class R3	6
Class R4	3
Custodian fees	1
Accounting services fees	—
Registration and filing fees	37
Board of Directors’ fees	1
Audit fees	5
Other expenses	4

Total expenses (before waivers)	67
Expense waivers	(61)

Total waivers	(61)

Total expenses, net	6

Net Investment Income	86

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(45)

Net Realized Loss on Investments	(45)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	602

Net Changes in Unrealized Appreciation of Investments .	602

Net Gain on Investments	557

Net Increase in Net Assets Resulting from Operations	$643

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2015 Fund
Statement of Changes in Net Assets
(000’s Omitted)

		For the
	For the	One-Day
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*
Operations:
Net investment income	$86	$—
Net realized loss on investments	(45)	—
Net unrealized appreciation of investments	602	—

Net Increase In Net Assets Resulting From Operations	643	—

Distributions to Shareholders:
From net investment income
Class R3	(11)	—
Class R4	(12)	—
Class R5	(12)	—

Total distributions	(35)	—

Capital Share Transactions:
Class R3	771	1,000
Class R4	692	1,000
Class R5	274	1,000

Net increase from capital share transactions	1,737	3,000

Net Increase In Net Assets	2,345	3,000
Net Assets:
Beginning of period	3,000	—

End of period	$5,345	$3,000

Accumulated undistributed (distribution in excess of) net investment income (loss)	$51	$—

*	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Target Retirement 2015 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

9

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

10

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$35
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$51
Accumulated Capital Losses *	(38)
Unrealized Appreciation †	595

Total Accumulated Earnings	$608

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$38

Total	$38

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.15%	0.85%	0.80%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	101
Class R4	101
Class R5	101
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$5,246
Sales Proceeds Excluding U.S. Government Obligations	491
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and for the one-day period ended October 31, 2008:

	For the Year Ended October 31, 2009					For the One-Day Period Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	83	1	(13)	—	71	100	—	—	—	100
Amount	$889	$11	$(129)	$—	$771	$1,000	$—	$—	$—	$1,000
Class R4
Shares	60	1	—	—	61	100	—	—	—	100
Amount	$680	$12	$—	$—	$692	$1,000	$—	$—	$—	$1,000
Class R5
Shares	23	1	—	—	24	100	—	—	—	100
Amount	$263	$12	$(1)	$—	$274	$1,000	$—	$—	$—	$1,000

14

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

15

The Hartford Target Retirement 2015 Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
From (commencement of operations) October 31, 2008 through October 31, 2009
R3	$10.00	$0.21	$—	$1.59	$1.80	$(0.11)	$—	$—	$(0.11)	$1.69	$11.69
R4	10.00	0.23	—	1.61	1.84	(0.12)	—	—	(0.12)	1.72	11.72
R5	10.00	0.26	—	1.58	1.84	(0.12)	—	—	(0.12)	1.72	11.72

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

16

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
	Net Assets at	Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net
	End of Period	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Investment Income to	Portfolio Turnover
Total Return(b)	(000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Average Net Assets	Rate(d)

18.33%	$2,003	2.24%	0.37%	0.37%	2.27%	15%
18.70	1,883	1.92	0.07	0.07	2.61	—
18.71	1,459	1.65	0.02	0.02	2.67	—

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2015 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2015 Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

19

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited) — (continued)
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.

20

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.
Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling
888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Target Retirement 2015 Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class R3	0.114	N/A	N/A	0.114
Class R4	0.119	N/A	N/A	0.119
Class R5	0.120	N/A	N/A	0.120
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Target Retirement 2015 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class R3	$1,000.00	$1,183.20	$1.98	$1,000.00	$1,023.39	$1.84	0.36%	184	365
Class R4	$1,000.00	$1,185.00	$0.33	$1,000.00	$1,024.90	$0.31	0.06	184	365
Class R5	$1,000.00	$1,185.00	$0.06	$1,000.00	$1,025.16	$0.05	0.01	184	365

23

The Hartford Target Retirement 2015 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Target Retirement 2015 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and

24

resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

25

The Hartford Target Retirement 2015 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-39 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford Target Retirement 2020 Fund

The Hartford Target Retirement 2020 Fund

The Hartford Target Retirement 2020 Fund inception 09/30/2005

(subadvised by Hartford Investment Management Company)	Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.
Performance Overview(1) 9/30/05 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4) (as of 10/31/09)

	1	Since
	Year	Inception

Target Retirement 2020 A#	19.38%	0.16%
Target Retirement 2020 A##	12.81%	-1.22%
Target Retirement 2020 R3#	19.35%	0.01%
Target Retirement 2020 R4#	19.53%	0.22%
Target Retirement 2020 R5#	19.59%	0.36%
Target Retirement 2020 Y#	19.63%	0.42%
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.72%
S&P 500 Index	9.78%	-2.03%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	The initial investment in Class A shares reflects the maximum sales charge.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2020 Fund returned 19.38%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 9.78% and 13.79%, respectively, while the average return for the Lipper Mixed-Asset Target 2020 Funds, a group of funds with investment strategies similar to those of the Fund, was 16.67%.
Why did the Fund perform this way?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market — high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. After a difficult first half of the year, investor risk aversion fell significantly and the year ending October 31, 2009 finished strong.

2

During the period, the S&P 500 rose 9.8%. Across the different market capitalizations, mid-cap and large-cap stocks outperformed small-cap stocks. Within U.S. equities, the growth investment style outperformed value. In contrast to last year, international stocks outperformed U.S. stocks. Specifically, Emerging Markets stock, measured by the MSCI Emerging Markets Stock Index, posted the strongest results, up 64.6%. In March, investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter of 2009, with the S&P 500 rising 55% since the risk rally began in March. Within equities, investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and Russell Mid-Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 stocks outperformed their higher quality peers.
Generally, the Fund’s target asset allocation is set at approximately 69% equities and 31% fixed-income. The Fund’s strategic asset allocation decisions within equities contributed to the fund’s performance. Specifically, favorable allocations within international markets into emerging market, international small-cap stocks, and international real estate investment trusts (REITs) helped to offset an underweight (i.e. the Fund’s sector position was less than the benchmark position) to small and mid-cap stocks. The Fund benefited from our strategic asset allocation decisions within fixed income. The Fund’s allocations to intermediate-term bonds, Treasury Inflation-Protected Securities (TIPS), and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to high yield, had a favorable impact on performance.
Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the year, our underlying fund selection enhanced relative performance (i.e. performance of the Fund as measured against the benchmark). A hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required in March 2009 to restore the portfolio allocations back to their targets.
During the period, the Fund continued to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate, international real estate and emerging market debt exposure. During the period, the Fund increased its weighting in REITs, recognizing the inflationary benefits of the asset class.
What is the outlook?
While the risk rally that began in early March has pushed equities and other high risk asset classes higher around the world, we believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their dramatic recovery in the 2nd and 3rd quarters. We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
Our view of the yield curve is consistent with low growth and low inflation and we expect yields to remain in their current ranges across the curve (10 year range of 3.2%-3.8%). In addition, we believe downward pressure on inflation has abated. However, slack in the economy means there is no near-term upward pressures on inflation. Longer maturities will likely remain in range despite continued concerns with supply pressures, inflation, dollar policy, and weak growth. We think the shape of the short end (3 months–3 years) of the curve already implies the imminent removal of accommodative monetary policy and despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
Going forward, the Fund is positioned with an overweight to small and large-cap international equities. High yield and floating rate notes exposure has been reduced to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in inflation protected securities.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets
Powershares Emerging Markets Sovereign Debt Portfolio ETF	0.1%
SPDR DJ Wilshire International Real Estate ETF	0.7
SPDR DJ Wilshire REIT ETF	0.9
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	13.0
The Hartford Capital Appreciation II Fund, Class Y	2.0
The Hartford Disciplined Equity Fund, Class Y	1.7
The Hartford Dividend and Growth Fund, Class Y	2.5
The Hartford Equity Income Fund, Class Y	1.8
The Hartford Floating Rate Fund, Class Y	1.8
The Hartford Fundamental Growth Fund, Class Y	1.0
The Hartford Global Equity Fund, Class Y	1.0
The Hartford Global Growth Fund, Class Y	2.1
The Hartford Growth Fund, Class Y	4.0
The Hartford Growth Opportunities Fund, Class Y	2.0
The Hartford High Yield Fund, Class Y	1.6
The Hartford Income Fund, Class Y	1.8
The Hartford Inflation Plus Fund, Class Y	6.2
The Hartford International Opportunities Fund, Class Y	4.2
The Hartford International Small Company Fund, Class Y	4.6
The Hartford MidCap Fund, Class Y	0.7
The Hartford MidCap Growth Fund, Class Y	1.3
The Hartford MidCap Value Fund, Class Y	0.3
The Hartford Select MidCap Value Fund, Class Y	1.0
The Hartford Select SmallCap Value Fund, Class Y	4.5
The Hartford Short Duration Fund, Class Y	2.7
The Hartford Small Company Fund, Class Y	1.5
The Hartford Strategic Income Fund, Class Y	6.1
The Hartford Total Return Bond Fund, Class Y	11.7
The Hartford Value Fund, Class Y	15.8
The Hartford Value Opportunities Fund, Class Y	1.2
Other Assets and Liabilities	0.2

Total	100.0%

3

The Hartford Target Retirement 2020 Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 98.1%
EQUITY FUNDS - 66.2%
198	The Hartford Capital Appreciation Fund, Class Y		$5,989
85	The Hartford Capital Appreciation II Fund, Class Y•		929
74	The Hartford Disciplined Equity Fund, Class Y		796
72	The Hartford Dividend and Growth Fund, Class Y		1,168
75	The Hartford Equity Income Fund, Class Y		809
48	The Hartford Fundamental Growth Fund, Class Y•		451
55	The Hartford Global Equity Fund, Class Y		444
72	The Hartford Global Growth Fund, Class Y•		958
129	The Hartford Growth Fund, Class Y•		1,826
43	The Hartford Growth Opportunities Fund, Class Y•		937
147	The Hartford International Opportunities Fund, Class Y		1,920
196	The Hartford International Small Company Fund, Class Y		2,137
19	The Hartford MidCap Fund, Class Y•		329
80	The Hartford MidCap Growth Fund, Class Y•		614
18	The Hartford MidCap Value Fund, Class Y		158
61	The Hartford Select MidCap Value Fund, Class Y		472
260	The Hartford Select SmallCap Value Fund, Class Y		2,066
47	The Hartford Small Company Fund, Class Y•		701
766	The Hartford Value Fund, Class Y		7,316
54	The Hartford Value Opportunities Fund, Class Y		570

	Total equity funds (cost $32,948)		$30,590

FIXED INCOME FUNDS - 31.9%
102	The Hartford Floating Rate Fund, Class Y		$848
110	The Hartford High Yield Fund, Class Y		739
88	The Hartford Income Fund, Class Y		838
249	The Hartford Inflation Plus Fund, Class Y		2,843
128	The Hartford Short Duration Fund, Class Y		1,232
324	The Hartford Strategic Income Fund, Class Y		2,813
522	The Hartford Total Return Bond Fund, Class Y		5,397

	Total fixed income funds (cost $14,172)		$14,710

	Total investments in affiliated investment companies (cost $47,120)		$45,300

EXCHANGE TRADED FUNDS - 1.7%
2	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$54
9	SPDR DJ Wilshire International Real Estate ETF		303
9	SPDR DJ Wilshire REIT ETF		413

	Total exchange traded funds (cost $686)		$770

	Total long-term investments (cost $47,806)		$46,070

SHORT-TERM INVESTMENTS - 0.0%
	Investment Pools and Funds - 0.0%
—	State Street Bank Money Market Fund		$—

	Total short-term investments (cost $—)		$—

	Total investments (cost $47,806) ▲	99.8%	$46,070
	Other assets and liabilities	0.2%	104

	Total net assets	100.0%	$46,174

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $48,175 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,367
Unrealized Depreciation	(3,472)

Net Unrealized Depreciation	$(2,105)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2020 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$45,300	$45,300	$—	$—
Exchange Traded Funds	770	770	—	—
Short-Term Investments	—	—	—	—

Total	$46,070	$46,070	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2020 Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $686)	$770
Investments in underlying affiliated funds, at market value (cost $47,120)	45,300
Receivables:
Fund shares sold	42
Dividends and interest	58
Other assets	57

Total assets	46,227

Liabilities:
Payables:
Investment securities purchased	42
Fund shares redeemed	—
Investment management fees	1
Distribution fees	1

Accrued expenses	9

Total liabilities	53

Net assets	$46,174

Summary of Net Assets:
Capital stock and paid-in-capital	51,313
Accumulated undistributed net investment income	507
Accumulated net realized loss on investments	(3,910)
Unrealized depreciation of investments	(1,736)

Net assets	$46,174

Shares authorized	950,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$8.89/$9.41

Shares outstanding	2,058

Net assets	$18,297

Class R3: Net asset value per share	$8.87

Shares outstanding	130

Net assets	$1,151

Class R4: Net asset value per share	$8.89

Shares outstanding	1,968

Net assets	$17,503

Class R5: Net asset value per share	$8.90

Shares outstanding	1,035

Net assets	$9,213

Class Y: Net asset value per share	$8.90

Shares outstanding	1

Net assets	$10

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2020 Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$28
Dividends from underlying affiliated funds	901
Interest	—

Total investment income	929

Expenses:
Investment management fees	52
Administrative services fees	26
Transfer agent fees	18
Distribution fees
Class A	35
Class B*	5
Class C*	7
Class R3	3
Class R4	30
Custodian fees	1
Accounting services fees	4
Registration and filing fees	62
Board of Directors’ fees	3
Audit fees	6
Other expenses	15

Total expenses (before waivers)	267
Expense waivers	(202)
Transfer agent fee waivers	(1)

Total waivers	(203)

Total expenses, net	64

Net Investment Income	865

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(2,170)

Net Realized Loss on Investments	(2,170)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	8,574

Net Changes in Unrealized Appreciation of Investments .	8,574

Net Gain on Investments	6,404

Net Increase in Net Assets Resulting from Operations	$7,269

*	Classes B and C were merged into Class A on July 24, 2009. Please refer to the Notes to Financial Statements for further details.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2020 Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$865	$536
Net realized loss on investments	(2,170)	(1,289)
Net unrealized appreciation (depreciation) of investments	8,574	(11,548)

Net Increase (Decrease) In Net Assets Resulting From Operations	7,269	(12,301)

Distributions to Shareholders:
From net investment income
Class A	(184)	(697)
Class B*	(8)	(25)
Class C*	(12)	(21)
Class R3	(1)	(1)
Class R4	(125)	(124)
Class R5	(92)	(76)
Class Y	—	(1)
From net realized gain on investments
Class A	—	(138)
Class B*	—	(6)
Class C*	—	(5)
Class R4	—	(13)

Total distributions	(422)	(1,107)

Capital Share Transactions:
Class A	2,780 †	2,912
Class B*	(856)‡	209
Class C*	(1,134)§	561
Class R3	750	73
Class R4	6,644	10,259
Class R5	1,682	8,615
Class Y	—	1

Net increase from capital share transactions	9,866	22,630

Net Increase In Net Assets	16,713	9,222
Net Assets:
Beginning of period	29,461	20,239

End of period	$46,174	$29,461

Accumulated undistributed (distribution in excess of) net investment income (loss)	$507	$64

*	Classes B and C were merged into Class A on July 24, 2009. Please refer to the Notes to Financial Statements for further details.

†	Includes merger activity in the amount of $1,723.

‡	Includes merger activity in the amount of $(712).

§	Includes merger activity in the amount of $(1,011).
The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Target Retirement 2020 Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.
Class A shares are sold with a front-end sales charge of up to 5.50%. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.
The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).
2.	Significant Accounting Policies:
The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.
b)	Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

9

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.
Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.
c)	Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

10

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.
The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.
Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).
e)	Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.
f)	Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Realized Gains and (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$422	$1,016
Long-Term Capital Gains *	—	91

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$507
Accumulated Capital Losses *	(3,541)
Unrealized Depreciation †	(2,105)

Total Accumulated Deficit	$(5,139)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$1,515
2017	2,026

Total	$3,541

f)	Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in

12

accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $62 and contingent deferred sales charges of $2 from the Fund.
The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.
For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $8. These commissions are in turn paid to sales representatives of the broker/dealers.

13

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $17 for providing such services. These fees are accrued daily and paid monthly.
Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	1
6.	Investment Transactions:
For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$17,350
Sales Proceeds Excluding U.S. Government Obligations	7,049
7.	Capital Share Transactions:
The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	525	26	(483)	206	274	689	78	(499)	—	268
Amount	$4,451	$184	$(3,578)	$1,723	$2,780	$7,073	$834	$(4,995)	$—	$2,912
Class B
Shares	17	1	(12)	(86)	(80)	50	3	(34)	—	19
Amount	$114	$8	$(266)	$(712)	$(856)	$511	$29	$(331)	$—	$209
Class C
Shares	39	2	(30)	(122)	(111)	73	2	(20)	—	55
Amount	$278	$12	$(413)	$(1,011)	$(1,134)	$708	$26	$(173)	$—	$561
Class R3
Shares	308	—	(187)	—	121	8	—	—	—	8
Amount	$2,361	$1	$(1,612)	$—	$750	$72	$1	$—	$—	$73
Class R4
Shares	993	18	(140)	—	871	1,212	14	(226)	—	1,000
Amount	$7,548	$124	$(1,028)	$—	$6,644	$12,434	$137	$(2,312)	$—	$10,259
Class R5
Shares	365	13	(158)	—	220	964	8	(158)	—	814
Amount	$2,758	$92	$(1,168)	$—	$1,682	$10,004	$76	$(1,465)	$—	$8,615
Class Y
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$1	$—	$—	$1

14

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	8	$52
For the Year Ended October 31, 2008	2	$20
8.	Line of Credit:
The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.
9.	Class Mergers:
At a Special Meeting of Shareholders held on July 16, 2009, the shareholders of the Fund approved the reclassification of Class B shares and Class C shares as Class A shares of the Fund.
Effective with the close of business on July 24, 2009, Classes B and C were merged into Class A. The mergers were accomplished by tax-free exchanges as detailed below:

	Class A	Class B	Class C
Shares exchanged	N/A	86	122
Shares issued — to Class B shareholders	85	N/A	N/A
Shares issued — to Class C shareholders	121	N/A	N/A
Net assets immediately before merger	$14,775	$712	$1,011
Net assets immediately after merger	$16,498	N/A	N/A
10.	Subsequent Events:
Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

15

The Hartford Target Retirement 2020 Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A(e)	$7.56	$0.19	$—	$1.25	$1.44	$(0.11)	$—	$—	$(0.11)	$1.33	$8.89
R3	7.55	0.17	—	1.25	1.42	(0.10)	—	—	(0.10)	1.32	8.87
R4	7.55	0.19	—	1.26	1.45	(0.11)	—	—	(0.11)	1.34	8.89
R5	7.56	0.20	—	1.25	1.45	(0.11)	—	—	(0.11)	1.34	8.90
Y	7.56	0.21	—	1.24	1.45	(0.11)	—	—	(0.11)	1.34	8.90

For the Year Ended October 31, 2008
A	11.68	0.26	—	(3.86)	(3.60)	(0.43)	(0.09)	—	(0.52)	(4.12)	7.56
R3	11.67	0.35	—	(3.99)	(3.64)	(0.39)	(0.09)	—	(0.48)	(4.12)	7.55
R4	11.67	0.37	—	(3.98)	(3.61)	(0.42)	(0.09)	—	(0.51)	(4.12)	7.55
R5	11.68	0.39	—	(3.97)	(3.58)	(0.45)	(0.09)	—	(0.54)	(4.12)	7.56
Y	11.68	0.29	—	(3.86)	(3.57)	(0.46)	(0.09)	—	(0.55)	(4.12)	7.56

For the Year Ended October 31, 2007
A	10.43	0.24	—	1.29	1.53	(0.24)	(0.04)	—	(0.28)	1.25	11.68
R3(f)	10.55	0.08	—	1.11	1.19	(0.07)	—	—	(0.07)	1.12	11.67
R4(f)	10.55	0.10	—	1.12	1.22	(0.10)	—	—	(0.10)	1.12	11.67
R5(f)	10.55	0.14	—	1.11	1.25	(0.12)	—	—	(0.12)	1.13	11.68
Y	10.43	0.30	—	1.25	1.55	(0.26)	(0.04)	—	(0.30)	1.25	11.68

For the Year Ended October 31, 2006 (i)
A	9.79	0.13	—	0.86	0.99	(0.35)	—	—	(0.35)	0.64	10.43
Y	9.79	0.27	—	0.75	1.02	(0.38)	—	—	(0.38)	0.64	10.43

From (commencement of operations) September 30, 2005, through October 31, 2005
A(j)	10.00	0.01	—	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79
Y(j)	10.00	0.01	—	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Classes B and C were merged into Class A on July 24, 2009 (See Class Mergers in the accompanying Notes to Financial Statements).

(f)	Commenced operations on December 22, 2006.

(g)	Not annualized.

(h)	Annualized.

(i)	Per share amounts have been calculated using average shares outstanding method.

(j)	Commenced operations on September 30, 2005.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average		Ratio of Expenses to Average		Ratio of Expenses to Average
			Net Assets Before Waivers and		Net Assets After Waivers and		Net Assets After Waivers and		Ratio of Net
		Net Assets at End	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Investment Income to		Portfolio
Total Return(b)		of Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Average Net Assets		Turnover Rate(d)
19.38%		$18,297	0.75%		0.25%		0.25%		2.52%		20%
19.19		1,151	1.19		0.40		0.40		1.57		—
19.53		17,503	0.81		0.10		0.10		2.48		—
19.59		9,213	0.51		0.05		0.05		2.63		—
19.63		10	0.42		0.05		0.05		2.69		—

(32.13)		13,495	0.77		0.48		0.48		2.30		51
(32.37)		70	1.21		0.91		0.91		1.00		—
(32.18)		8,281	0.83		0.55		0.55		1.12		—
(31.98)		6,165	0.53		0.23		0.23		0.96		—
(31.89)		9	0.46		0.17		0.17		2.74		—

14.95		17,710	1.25		0.51		0.51		1.64		16
11.32	(g)	11	1.72	(h)	0.91	(h)	0.91	(h)	0.86	(h)	—
11.64	(g)	1,129	1.35	(h)	0.61	(h)	0.61	(h)	1.23	(h)	—
11.91	(g)	11	1.12	(h)	0.31	(h)	0.31	(h)	1.46	(h)	—
15.20		12	0.94		0.21		0.21		2.71		—
10.37		2,125	9.85		0.53		0.53		1.35		19
10.70		11	9.41		0.22		0.22		2.73		—
(2.10	) (g)	144	0.66	(h)	0.51	(h)	0.51	(h)	2.77	(h)	28
(2.10	) (g)	10	0.29	(h)	0.20	(h)	0.20	(h)	1.91	(h)	—

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2020 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2020 Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited) – (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Target Retirement 2020 Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	5.00%
Other Direct Federal Obligations*	1.00%
Other Securities	94.00%

Total	100.00%

DRD†	90.00%
QDI‡	95.00%
QII§	100.00%

*	The income received from federal obligations.

†	Income distributions, taxable as dividend income which qualify for deduction by corporations.

‡	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.107	N/A	N/A	0.107
Class B	0.094	N/A	N/A	0.094
Class C	0.094	N/A	N/A	0.094
Class R3	0.101	N/A	N/A	0.101
Class R4	0.106	N/A	N/A	0.106
Class R5	0.111	N/A	N/A	0.111
Class Y	0.114	N/A	N/A	0.114
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Target Retirement 2020 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,193.30	$1.38	$1,000.00	$1,023.95	$1.28	0.25%	184	365
Class R3	$1,000.00	$1,193.80	$2.21	$1,000.00	$1,023.19	$2.04	0.40	184	365
Class R4	$1,000.00	$1,194.90	$0.55	$1,000.00	$1,024.70	$0.51	0.10	184	365
Class R5	$1,000.00	$1,194.60	$0.28	$1,000.00	$1,024.95	$0.26	0.05	184	365
Class Y	$1,000.00	$1,194.60	$0.28	$1,000.00	$1,024.95	$0.26	0.05	184	365

23

The Hartford Target Retirement 2020 Fund
Shareholder Meeting Results (Unaudited)
The following proposal was addressed and approved during the period at a special meeting of shareholders held on July 16, 2009.
Proposal to approve Articles of Amendment of The Hartford Mutual Funds, Inc. and a Plan of Reclassification for The Hartford Target Retirement 2020 Fund whereby Class B shares will be reclassified as Class A shares.

Fund Name	For	Against	Abstain
The Hartford Target Retirement 2020 Fund – Class B shares	48,040.56	0	0
Proposal to approve Articles of Amendment of The Hartford Mutual Funds, Inc. and a Plan of Reclassification for The Hartford Target Retirement 2020 Fund whereby Class C shares will be reclassified as Class A shares.

Fund Name	For	Against	Abstain
The Hartford Target Retirement 2020 Fund – Class C shares	72,568.01	0	2,002.29

24

The Hartford Target Retirement 2020 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Target Retirement 2020 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

25

The Hartford Target Retirement 2020 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the

26

Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

27

The Hartford Target Retirement 2020 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

28

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-40 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford Target Retirement 2025 Fund

The Hartford Target Retirement 2025 Fund

The Hartford Target Retirement 2025 Fund inception 10/31/2008

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks to maximize total return and
secondarily, to seek capital preservation.
Performance Overview(1) 10/31/08 — 10/31/09
Growth of a $10,000 investment in Class R3
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2) (as of 10/31/09)

	1	Since
	Year	Inception

Target Retirement 2025 R3	17.44%	17.44%
Target Retirement 2025 R4	17.81%	17.81%
Target Retirement 2025 R5	17.92%	17.92%
Barclays Capital U.S. Aggregate Bond Index	13.79%	13.79%
S&P 500 Index	9.78%	9.78%
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2025 Fund returned 17.44%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 9.78% and 13.79%, respectively, while the average return for the Lipper Mixed- Asset Target 2025 Funds, a group of funds with investment strategies similar to those of the Fund, was 16.92%.
Why did the Fund perform this way?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the

2

market — high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. After a difficult first half of the year, investor risk aversion fell significantly and the year ending October 31, 2009 finished strong.
During the period, the S&P 500 rose 9.8%. Across the different market capitalizations, mid-cap and large-cap stocks outperformed small-cap stocks. Within U.S. equities, the growth investment style outperformed value. In contrast to last year, international stocks outperformed U.S. stocks. Specifically, Emerging Markets stock, measured by the MSCI Emerging Markets Stock Index, posted the strongest results, up 64.6%. In March, investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter of 2009, with the S&P 500 rising 55% since the risk rally began in March. Within equities, investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and Russell Mid-Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 stocks outperformed their higher quality peers.
Generally, the Fund’s target asset allocation is set at approximately 76% equities and 24% fixed-income. The Fund’s strategic asset allocation decisions within equities contributed to the fund’s performance. Specifically, favorable allocations within international markets into emerging market, international small-cap stocks, and international real estate investment trusts (REITs) helped to offset an underweight (i.e. the Fund’s sector position was less than the benchmark position) to small and mid-cap stocks. The Fund benefited from our strategic asset allocation decisions within fixed income. The Fund’s allocations to intermediate-term bonds and Treasury Inflation-Protected Securities (TIPS) more than offset less favorable allocations to short-term bonds.
Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the year, our underlying fund selection enhanced relative performance (i.e. performance of the Fund as measured against the benchmark). A hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required in March 2009 to restore the Fund allocations back to their targets.
During the period, the Fund continued to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure.
What is the outlook?
While the risk rally that began in early March has pushed equities and other high risk asset classes higher around the world, we believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their dramatic recovery in the 2nd and 3rd quarters.
We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
Our view of the yield curve is consistent with low growth and low inflation and we expect yields to remain in their current ranges across the curve (10 year range of 3.2%-3.8%). In addition, we believe downward pressure on inflation has abated. However, slack in the economy means there is no near-term upward pressures on inflation. Longer maturities will likely remain in range despite continued concerns with supply pressures, inflation, dollar policy, and weak growth. We think the shape of the short end (3 months-3 years) of the curve already implies the imminent removal of accommodative monetary policy and despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
Going forward, the Fund is positioned with an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to small and large-cap international equities. High yield and floating rate notes exposure has been reduced to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in inflation protected securities.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets

SPDR DJ Wilshire International Real Estate ETF	1.3%
SPDR DJ Wilshire REIT ETF	1.0
The Hartford Capital Appreciation Fund, Class Y	12.4
The Hartford Capital Appreciation II Fund, Class Y	1.8
The Hartford Dividend and Growth Fund, Class Y	6.0
The Hartford Equity Income Fund, Class Y	3.0
The Hartford Fundamental Growth Fund, Class Y	4.5
The Hartford Global Equity Fund, Class Y	2.4
The Hartford Global Growth Fund, Class Y	2.0
The Hartford Growth Fund, Class Y	2.5
The Hartford Growth Opportunities Fund, Class Y	1.6
The Hartford Inflation Plus Fund, Class Y	6.6
The Hartford International Opportunities Fund, Class Y	4.6
The Hartford International Small Company Fund, Class Y	6.7
The Hartford MidCap Fund, Class Y	2.0
The Hartford MidCap Growth Fund, Class Y	0.9
The Hartford MidCap Value Fund, Class Y	1.3
The Hartford Select MidCap Value Fund, Class Y	2.1
The Hartford Select SmallCap Value Fund, Class Y	2.3
The Hartford Short Duration Fund, Class Y	4.4
The Hartford Small Company Fund, Class Y	2.6
The Hartford SmallCap Growth Fund, Class Y	1.3
The Hartford Total Return Bond Fund, Class Y	12.7
The Hartford Value Fund, Class Y	12.2
The Hartford Value Opportunities Fund, Class Y	1.3
Other Assets and Liabilities	0.5

Total	100.0%

3

The Hartford Target Retirement 2025 Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.2%
EQUITY FUNDS - 73.5%
23	The Hartford Capital Appreciation Fund, Class Y		$682
9	The Hartford Capital Appreciation II Fund, Class Y●		98
20	The Hartford Dividend and Growth Fund, Class Y		330
15	The Hartford Equity Income Fund, Class Y		166
26	The Hartford Fundamental Growth Fund, Class Y●		248
16	The Hartford Global Equity Fund, Class Y		131
8	The Hartford Global Growth Fund, Class Y●		110
9	The Hartford Growth Fund, Class Y●		134
4	The Hartford Growth Opportunities Fund, Class Y●		85
19	The Hartford International Opportunities Fund, Class Y		252
34	The Hartford International Small Company Fund, Class Y		366
6	The Hartford MidCap Fund, Class Y●		108
7	The Hartford MidCap Growth Fund, Class Y●		51
8	The Hartford MidCap Value Fund, Class Y		68
15	The Hartford Select MidCap Value Fund, Class Y		117
16	The Hartford Select SmallCap Value Fund, Class Y		128
10	The Hartford Small Company Fund, Class Y●		143
3	The Hartford SmallCap Growth Fund, Class Y●		73
70	The Hartford Value Fund, Class Y		670
7	The Hartford Value Opportunities Fund, Class Y		69

	Total equity funds (cost $3,565)		$4,029

FIXED INCOME FUNDS - 23.7%
32	The Hartford Inflation Plus Fund, Class Y		$363
25	The Hartford Short Duration Fund, Class Y		243
67	The Hartford Total Return Bond Fund, Class Y		696

	Total fixed income funds (cost $1,221)		$1,302

	Total investments in affiliated investment companies (cost $4,786)		$5,331

EXCHANGE TRADED FUNDS - 2.3%
2	SPDR DJ Wilshire International Real Estate ETF		$72
1	SPDR DJ Wilshire REIT ETF		55

	Total exchange traded funds (cost $113)		$127

	Total long-term investments (cost $4,899)		$5,458

	Total investments (cost $4,899) ▲	99.5%	$5,458
	Other assets and liabilities	0.5%	29

	Total net assets	100.0%	$5,487

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $4,900 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$559
Unrealized Depreciation	(1)

Net Unrealized Appreciation	$558

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2025 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$5,331	$5,331	$—	$—
Exchange Traded Funds	127	127	—	—

Total	$5,458	$5,458	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2025 Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $113)	$127
Investments in underlying affiliated funds, at market value (cost $4,786)	5,331
Receivables:
Fund shares sold	1
Dividends and interest	3
Other assets	32

Total assets	5,494

Liabilities:
Payables:
Investment securities purchased	1
Fund shares redeemed	—
Investment management fees	—
Distribution fees	—
Accrued expenses	6

Total liabilities	7

Net assets	$5,487

Summary of Net Assets:
Capital stock and paid-in-capital	4,924
Accumulated undistributed net investment income	30
Accumulated net realized loss on investments	(26)
Unrealized appreciation of investments	559

Net assets	$5,487

Shares authorized	150,000

Par value	$0.001

Class R3: Net asset value per share	$11.60

Shares outstanding	176

Net assets	$2,046

Class R4: Net asset value per share	$11.63

Shares outstanding	177

Net assets	$2,060

Class R5: Net asset value per share	$11.64

Shares outstanding	119

Net assets	$1,381

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2025 Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$5
Dividends from underlying affiliated funds	67
Interest	—

Total investment income	72

Expenses:
Investment management fees	5
Administrative services fees	5
Transfer agent fees	—
Distribution fees
Class R3	6
Class R4	3
Custodian fees	1
Accounting services fees	—
Registration and filing fees	37
Board of Directors’ fees	1
Audit fees	5
Other expenses	3

Total expenses (before waivers)	66
Expense waivers	(59)

Total waivers	(59)

Total expenses, net	7

Net Investment Income	65

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(26)
Net realized gain on investments in securities	—

Net Realized Loss on Investments	(26)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	559

Net Changes in Unrealized Appreciation of Investments	559

Net Gain on Investments	533

Net Increase in Net Assets Resulting from Operations	$598

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2025 Fund
Statement of Changes in Net Assets
(000’s Omitted)

		For the
	For the	One-Day
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*
Operations:
Net investment income	$65	$—
Net realized loss on investments	(26)	—
Net unrealized appreciation of investments	559	—

Net Increase In Net Assets Resulting From Operations	598	—

Distributions to Shareholders:
From net investment income
Class R3	(11)	—
Class R4	(12)	—
Class R5	(12)	—

Total distributions	(35)	—

Capital Share Transactions:
Class R3	861	1,000
Class R4	856	1,000
Class R5	207	1,000

Net increase from capital share transactions	1,924	3,000

Net Increase In Net Assets	2,487	3,000
Net Assets:
Beginning of period	3,000	—

End of period	$5,487	$3,000

Accumulated undistributed (distribution in excess of) net investment income (loss)	$30	$—

*	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Target Retirement 2025 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

9

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Indexed Securities - The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

10

d)	Fund Share Valuation and Dividend Distributions to Shareholders - Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Indemnifications - Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes - For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) - Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
c)	Distributions and Components of Distributable Earnings - The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$35
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$30
Accumulated Capital Losses *	(25)
Unrealized Appreciation †	558

Total Accumulated Earnings	$563

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts - The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward - At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$25

Total	$25

f)	Accounting for Uncertainty in Income Taxes - Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions - Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	101
Class R4	101
Class R5	101
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$5,303
Sales Proceeds Excluding U.S. Government Obligations	378
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and for the one-day period ended October 31, 2008:

	For the Year Ended October 31, 2009					For the One-Day Period Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	77	1	(2)	—	76	100	—	—	—	100
Amount	$867	$11	$(17)	$—	$861	$1,000	$—	$—	$—	$1,000
Class R4
Shares	79	1	(3)	—	77	100	—	—	—	100
Amount	$878	$12	$(34)	$—	$856	$1,000	$—	$—	$—	$1,000
Class R5
Shares	18	1	—	—	19	100	—	—	—	100
Amount	$195	$12	$—	$—	$207	$1,000	$—	$—	$—	$1,000
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

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15

The Hartford Target Retirement 2025 Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
From (commencement of operations) October 31, 2008 through October 31, 2009
R3	$10.00	$0.16	$—	$1.56	$1.72	$(0.12)	$—	$—	$(0.12)	$1.60	$11.60
R4	10.00	0.18	—	1.57	1.75	(0.12)	—	—	(0.12)	1.63	11.63
R5	10.00	0.20	—	1.56	1.76	(0.12)	—	—	(0.12)	1.64	11.64

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

16

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
	Net Assets at	Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net
	End of Period	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Investment Income to	Portfolio Turnover
Total Return(b)	(000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Average Net Assets	Rate(d)
17.44%	$2,046	2.25%	0.42%	0.42%	1.73%	12%
17.81	2,060	1.94	0.12	0.12	1.99	—
17.92	1,381	1.71	0.07	0.07	2.09	—

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2025 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2025 Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 - 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov . The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Target Retirement 2025 Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class R3	0.115	N/A	N/A	0.115
Class R4	0.120	N/A	N/A	0.120
Class R5	0.120	N/A	N/A	0.120
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Target Retirement 2025 Fund
Expense Example (Unaudited)

Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class R3	$1,000.00	$1,189.70	$2.32	$1,000.00	$1,023.09	$2.14	0.42%	184	365
Class R4	$1,000.00	$1,192.80	$0.66	$1,000.00	$1,024.60	$0.61	0.12	184	365
Class R5	$1,000.00	$1,192.60	$0.39	$1,000.00	$1,024.85	$0.36	0.07	184	365

23

The Hartford Target Retirement 2025 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Target Retirement 2025 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

24

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

25

The Hartford Target Retirement 2025 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-41 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Target Retirement 2030 Fund

The Hartford Target Retirement 2030 Fund inception 09/30/2005

(subadvised by Hartford Investment Management Company)	Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.
Performance Overview(1) 9/30/05 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4) (as of 10/31/09)

	1	Since
	Year	Inception

Target Retirement 2030 A#	17.62%	-0.71%
Target Retirement 2030 A##	11.15%	-2.07%
Target Retirement 2030 R3#	17.37%	-0.87%
Target Retirement 2030 R4#	17.83%	-0.62%
Target Retirement 2030 R5#	17.68%	-0.55%
Target Retirement 2030 Y#	17.83%	-0.43%
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.72%
S&P 500 Index	9.78%	-2.03%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	The initial investment in Class A shares reflects the maximum sales charge.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2030 Fund returned 17.62%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 9.78% and 13.79%, respectively, while the average return for the Lipper Mixed-Asset Target 2030 Funds, a group of funds with investment strategies similar to those of the Fund, was 17.12%.
Why did the Fund perform this way?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market — high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. After a difficult first half of the year, investor risk aversion fell significantly and the year ending October 31, 2009 finished strong.

2

During the period, the S&P 500 rose 9.8%. Across the different market capitalizations, mid-cap and large-cap stocks outperformed small-cap stocks. Within U.S. equities, the growth investment style outperformed value. In contrast to last year, international stocks outperformed U.S. stocks. Specifically, Emerging Markets stock, measured by the MSCI Emerging Markets Stock Index, posted the strongest results, up 64.6%. In March, investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter of 2009, with the S&P 500 rising 55% since the risk rally began in March. Within equities, investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and Russell Mid-Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 stocks outperformed their higher quality peers.
Generally, the Fund’s target asset allocation is set at approximately 81% equities and 19% fixed-income. The Fund’s strategic asset allocation decisions within equities contributed to the fund’s performance. Specifically, favorable allocations within international markets into emerging market, international small-cap stocks, and international real estate investment trusts (REITs) helped to offset an underweight (i.e. the Fund’s sector position was less than the benchmark position) to small and mid-cap stocks. The Fund benefited from our strategic asset allocation decisions within fixed income. The Fund’s allocations to intermediate-term bonds and Treasury Inflation-Protected Securities (TIPS) had a favorable impact on performance.
Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it behaves historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the year, our underlying fund selection enhanced relative performance (i.e. performance of the Fund as measured against the benchmark). A hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required in March 2009 to restore the Fund allocations back to their targets.
During the period, the Fund continued to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure.
What is the outlook?
While the risk rally that began in early March has pushed equities and other high risk asset classes higher around the world, we believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their dramatic recovery in the 2nd and 3rd quarters. We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
Our view of the yield curve is consistent with low growth and low inflation and we expect yields to remain in their current ranges across the curve (10 year range of 3.2%-3.8%). In addition, we believe downward pressure on inflation has abated. However, slack in the economy means there is no near-term upward pressures on inflation. Longer maturities will likely remain in range despite continued concerns with supply pressures, inflation, dollar policy, and weak growth. We think the shape of the short end (3 months–3 years) of the curve already implies the imminent removal of accommodative monetary policy and despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
Going forward, the Fund is positioned with an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to small and large-cap international equities. High yield and floating rate notes exposure has been reduced to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in inflation protected securities.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	1.0%
SPDR DJ Wilshire REIT ETF	1.0
The Hartford Capital Appreciation Fund, Class Y	12.8
The Hartford Capital Appreciation II Fund, Class Y	2.5
The Hartford Disciplined Equity Fund, Class Y	4.2
The Hartford Dividend and Growth Fund, Class Y	3.7
The Hartford Equity Income Fund, Class Y	2.5
The Hartford Fundamental Growth Fund, Class Y	1.0
The Hartford Global Equity Fund, Class Y	1.0
The Hartford Global Growth Fund, Class Y	2.6
The Hartford Growth Fund, Class Y	3.8
The Hartford Growth Opportunities Fund, Class Y	2.5
The Hartford Inflation Plus Fund, Class Y	5.4
The Hartford International Opportunities Fund, Class Y	7.3
The Hartford International Small Company Fund, Class Y	4.3
The Hartford MidCap Fund, Class Y	1.4
The Hartford MidCap Growth Fund, Class Y	0.9
The Hartford MidCap Value Fund, Class Y	0.9
The Hartford Select MidCap Value Fund, Class Y	1.0
The Hartford Select SmallCap Value Fund, Class Y	4.1
The Hartford Short Duration Fund, Class Y	0.5
The Hartford Small Company Fund, Class Y	2.3
The Hartford SmallCap Growth Fund, Class Y	0.9
The Hartford Total Return Bond Fund, Class Y	13.3
The Hartford Value Fund, Class Y	17.2
The Hartford Value Opportunities Fund, Class Y	1.7
Other Assets and Liabilities	0.2

Total	100.0%

3

The Hartford Target Retirement 2030 Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.8%
EQUITY FUNDS - 78.6%
196	The Hartford Capital Appreciation Fund, Class Y		$5,936
108	The Hartford Capital Appreciation II Fund, Class Y•		1,180
182	The Hartford Disciplined Equity Fund, Class Y		1,954
106	The Hartford Dividend and Growth Fund, Class Y		1,718
105	The Hartford Equity Income Fund, Class Y		1,140
48	The Hartford Fundamental Growth Fund, Class Y•		452
57	The Hartford Global Equity Fund, Class Y		460
90	The Hartford Global Growth Fund, Class Y•		1,195
125	The Hartford Growth Fund, Class Y•		1,764
54	The Hartford Growth Opportunities Fund, Class Y•		1,168
258	The Hartford International Opportunities Fund, Class Y		3,369
185	The Hartford International Small Company Fund, Class Y		2,010
36	The Hartford MidCap Fund, Class Y•		628
53	The Hartford MidCap Growth Fund, Class Y•		401
46	The Hartford MidCap Value Fund, Class Y		405
63	The Hartford Select MidCap Value Fund, Class Y		482
238	The Hartford Select SmallCap Value Fund, Class Y		1,893
72	The Hartford Small Company Fund, Class Y•		1,075
21	The Hartford SmallCap Growth Fund, Class Y•		440
837	The Hartford Value Fund, Class Y		7,989
74	The Hartford Value Opportunities Fund, Class Y		777

	Total equity funds (cost $38,998)		$36,436

FIXED INCOME FUNDS - 19.2%
219	The Hartford Inflation Plus Fund, Class Y		$2,502
24	The Hartford Short Duration Fund, Class Y		232
595	The Hartford Total Return Bond Fund, Class Y		6,149

	Total fixed income funds (cost $8,539)		$8,883

	Total investments in affiliated investment companies (cost $47,537)		$45,319

EXCHANGE TRADED FUNDS - 2.0%
14	SPDR DJ Wilshire International Real Estate ETF		$466
11	SPDR DJ Wilshire REIT ETF		480

	Total exchange traded funds (cost $949)		$946

	Total long-term investments (cost $48,486)		$46,265

	Total investments (cost $48,486) ▲	99.8%	$46,265
	Other assets and liabilities	0.2%	85

	Total net assets	100.0%	$46,350

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $48,823 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,198
Unrealized Depreciation	(3,756)

Net Unrealized Depreciation	$(2,558)

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2030 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$45,319	$45,319	$—	$—
Exchange Traded Funds	946	946	—	—

Total	$46,265	$46,265	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2030 Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $949)	$946
Investments in underlying affiliated funds, at market value (cost $47,537)	45,319
Receivables:
Fund shares sold	74
Dividends and interest	26
Other assets	71

Total assets	46,436

Liabilities:
Payables:
Investment securities purchased	69
Fund shares redeemed	4
Investment management fees	1
Distribution fees	2
Accrued expenses	10

Total liabilities	86

Net assets	$46,350

Summary of Net Assets:
Capital stock and paid-in-capital	50,250
Accumulated undistributed net investment income	287
Accumulated net realized loss on investments	(1,966)
Unrealized depreciation of investments	(2,221)

Net assets	$46,350

Shares authorized	950,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$7.84/$8.30

Shares outstanding	2,181

Net assets	$17,090

Class R3: Net asset value per share	$7.77

Shares outstanding	413

Net assets	$3,209

Class R4: Net asset value per share	$7.83

Shares outstanding	2,547

Net assets	$19,940

Class R5: Net asset value per share	$7.84

Shares outstanding	776

Net assets	$6,082

Class Y: Net asset value per share	$7.86

Shares outstanding	4

Net assets	$29

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2030 Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$34
Dividends from underlying affiliated funds	626
Interest	—

Total investment income	660

Expenses:
Investment management fees	50
Administrative services fees	27
Transfer agent fees	24
Distribution fees
Class A	34
Class B*	5
Class C*	6
Class R3	9
Class R4	32
Custodian fees	1
Accounting services fees	4
Registration and filing fees	62
Board of Directors’ fees	3
Audit fees	6
Other expenses	14

Total expenses (before waivers)	277
Expense waivers	(214)
Transfer agent fee waivers	(2)

Total waivers	(216)

Total expenses, net	61

Net Investment Income	599

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(1,425)

Net Realized Loss on Investments	(1,425)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	7,568

Net Changes in Unrealized Appreciation of Investments	7,568

Net Gain on Investments	6,143

Net Increase in Net Assets Resulting from Operations	$6,742

*	Classes B and C were merged into Class A on July 24, 2009. Please refer to the Notes to Financial Statements for further details.
The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2030 Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$599	$238
Net realized loss on investments	(1,425)	(69)
Net unrealized appreciation (depreciation) of investments	7,568	(11,227)

Net Increase (Decrease) In Net Assets Resulting From Operations	6,742	(11,058)

Distributions to Shareholders:
From net investment income
Class A	(211)	(531)
Class B*	(9)	(17)
Class C*	(11)	(15)
Class R3	(22)	—
Class R4	(156)	(34)
Class R5	(60)	—
Class Y	(1)	(1)
From net realized gain on investments
Class A	—	(147)
Class B*	—	(5)
Class C*	—	(4)
Class R4	—	(7)

Total distributions	(470)	(761)

Capital Share Transactions:
Class A	2,759 †	4,442
Class B*	(844)‡	392
Class C*	(1,085)§	727
Class R3	1,660	1,285
Class R4	9,657	9,923
Class R5	2,680	3,411
Class Y	1	2

Net increase from capital share transactions.	14,828	20,182

Net Increase In Net Assets	21,100	8,363
Net Assets:
Beginning of period	25,250	16,887

End of period	$46,350	$25,250

Accumulated undistributed (distribution in excess of) net investment income (loss)	$287	$158

*	Classes B and C were merged into Class A on July 24, 2009. Please refer to the Notes to Financial Statements for further details.

†	Includes merger activity in the amount of $1,556.

‡	Includes merger activity in the amount of $(740).

§	Includes merger activity in the amount of $(816).
The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Target Retirement 2030 Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.
Class A shares are sold with a front-end sales charge of up to 5.50%. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.
The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).
2.	Significant Accounting Policies:
The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

9

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

10

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$470	$684
Long-Term Capital Gains *	—	77

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$287
Accumulated Capital Losses *	(1,629)
Unrealized Depreciation †	(2,558)
Total Accumulated Deficit	$(3,900)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$378
2017	1,251

Total	$1,629

f)	Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in

12

accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $76 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $8. These commissions are in turn paid to sales representatives of the broker/dealers.

13

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $21 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	4
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$20,267
Sales Proceeds Excluding U.S. Government Obligations	5,327
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	653	34	(583)	211	315	722	67	(321)	—	468
Amount	$4,830	$211	$(3,838)	$1,556	$2,759	$6,668	$677	$(2,903)	$—	$4,442
Class B
Shares	22	1	(12)	(100)	(89)	52	2	(13)	—	41
Amount	$139	$9	$(252)	$(740)	$(844)	$482	$22	$(112)	$—	$392
Class C
Shares	53	2	(56)	(111)	(112)	94	2	(21)	—	75
Amount	$335	$11	$(615)	$(816)	$(1,085)	$883	$19	$(175)	$—	$727
Class R3
Shares	363	3	(111)	—	255	158	—	(1)	—	157
Amount	$2,449	$22	$(811)	$—	$1,660	$1,297	$—	$(12)	$—	$1,285
Class R4
Shares	1,457	25	(53)	—	1,429	1,267	4	(212)	—	1,059
Amount	$9,861	$156	$(360)	$—	$9,657	$11,848	$41	$(1,966)	$—	$9,923
Class R5
Shares	452	10	(58)	—	404	401	—	(30)	—	371
Amount	$3,036	$60	$(416)	$—	$2,680	$3,674	$1	$(264)	$—	$3,411
Class Y
Shares	—	—	—	—	—	—	1	—	—	1
Amount	$—	$1	$—	$—	$1	$—	$2	$—	$—	$2

14

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	2	$12
For the Year Ended October 31, 2008	—	$—
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Class Mergers:

At a Special Meeting of Shareholders held on July 16, 2009, the shareholders of the Fund approved the reclassification of Class B shares and Class C shares as Class A shares of the Fund.

Effective with the close of business on July 24, 2009, Classes B and C were merged into Class A. The mergers were accomplished by tax-free exchanges as detailed below:

	Class A	Class B	Class C
Shares exchanged	N/A	100	111
Shares issued — to Class B shareholders	100	N/A	N/A
Shares issued — to Class C shareholders	111	N/A	N/A
Net assets immediately before merger	$14,579	$740	$816
Net assets immediately after merger	$16,135	N/A	N/A
10.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

15

The Hartford Target Retirement 2030 Fund
Financial Highlights

- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A(f)	$6.80	$0.12	$—	$1.04	$1.16	$(0.12)	$—	$—	$(0.12)	$1.04	$7.84
R3	6.77	0.10	—	1.04	1.14	(0.14)	—	—	(0.14)	1.00	7.77
R4	6.78	0.12	—	1.05	1.17	(0.12)	—	—	(0.12)	1.05	7.83
R5	6.80	0.13	—	1.04	1.17	(0.13)	—	—	(0.13)	1.04	7.84
Y	6.82	0.14	—	1.04	1.18	(0.14)	—	—	(0.14)	1.04	7.86

For the Year Ended October 31, 2008 (e)
A	10.92	0.13	—	(3.78)	(3.65)	(0.37)	(0.10)	—	(0.47)	(4.12)	6.80
R3	10.88	(0.01)	—	(3.68)	(3.69)	(0.32)	(0.10)	—	(0.42)	(4.11)	6.77
R4	10.91	0.02	—	(3.67)	(3.65)	(0.38)	(0.10)	—	(0.48)	(4.13)	6.78
R5	10.93	0.03	—	(3.68)	(3.65)	(0.38)	(0.10)	—	(0.48)	(4.13)	6.80
Y	10.95	0.18	—	(3.82)	(3.64)	(0.39)	(0.10)	—	(0.49)	(4.13)	6.82

For the Year Ended October 31, 2007
A	9.36	0.15	—	1.55	1.70	(0.13)	(0.01)	—	(0.14)	1.56	10.92
R3(g)	9.53	(0.01)	—	1.36	1.35	—	—	—	—	1.35	10.88
R4(g)	9.53	—	—	1.38	1.38	—	—	—	—	1.38	10.91
R5(g)	9.53	0.05	—	1.35	1.40	—	—	—	—	1.40	10.93
Y	9.36	0.19	—	1.54	1.73	(0.13)	(0.01)	—	(0.14)	1.59	10.95

For the Year Ended October 31, 2006 (e)
A	9.75	0.03	—	0.87	0.90	(0.49)	—	(0.80)	(1.29)	(0.39)	9.36
Y	9.75	0.10	—	0.84	0.94	(0.53)	—	(0.80)	(1.33)	(0.39)	9.36

From (commencement of operations) September 30, 2005, through October 31, 2005
A(j)	10.00	0.01	—	(0.26)	(0.25)	—	—	—	—	(0.25)	9.75
Y(j)	10.00	0.01	—	(0.26)	(0.25)	—	—	—	—	(0.25)	9.75

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Classes B and C were merged into Class A on July 24, 2009 (See Class Mergers in the accompanying Notes to Financial Statements).

(g)	Commenced operations on December 22, 2006.

(h)	Not annualized.

(i)	Annualized.

(j)	Commenced operations on September 30, 2005.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)		Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)

17.45%		$17,090	0.81%		0.24%		0.24%		1.80%		16%
17.37		3,209	1.15		0.39		0.39		1.42		—
17.66		19,940	0.82		0.09		0.09		1.79		—
17.68		6,082	0.52		0.04		0.04		1.90		—
17.83		29	0.43		0.04		0.04		2.08		—

(34.83)		12,679	0.86		0.51		0.51		1.43		35
(35.18)		1,070	1.25		0.86		0.86		(0.10)		—
(34.87)		7,578	0.89		0.54		0.54		0.17		—
(34.82)		2,530	0.58		0.22		0.22		0.33		—
(34.69)		25	0.54		0.19		0.19		1.89		—

18.34		15,260	1.45		0.54		0.54		0.75		23
14.17	(h)	11	1.90	(i)	0.94	(i)	0.94	(i)	(0.06	) (i)	—
14.48	(h)	640	1.54	(i)	0.64	(i)	0.64	(i)	0.29	(i)	—
14.69	(h)	11	1.30	(i)	0.34	(i)	0.34	(i)	0.54	(i)	—
18.60		38	1.12		0.24		0.24		1.90		—

10.00		1,857	14.20		0.53		0.53		0.37		19
10.40		32	13.67		0.21		0.21		1.10		—

(2.50	) (h)	10	0.69	(i)	0.48	(i)	0.48	(i)	0.76	(i)	14
(2.50	) (h)	10	0.34	(i)	0.19	(i)	0.19	(i)	1.05	(i)	—

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2030 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2030 Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited) – (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009)) Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Target Retirement 2030 Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	6.00%
Other Direct Federal Obligations*	1.00%
Other Securities	93.00%

Total	100.00%

DRD†	85.00%
QDI‡	90.00%
QII§	45.00%

*	The income received from federal obligations.

†	Income distributions, taxable as dividend income which qualify for deduction by corporations.

‡	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.116	N/A	N/A	0.116
Class B	0.091	N/A	N/A	0.091
Class C	0.081	N/A	N/A	0.081
Class R3	0.140	N/A	N/A	0.140
Class R4	0.117	N/A	N/A	0.117
Class R5	0.129	N/A	N/A	0.129
Class Y	0.140	N/A	N/A	0.140
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Target Retirement 2030 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,195.10	$1.38	$1,000.00	$1,023.95	$1.28	0.25%	184	365
Class R3	$1,000.00	$1,193.50	$2.16	$1,000.00	$1,023.24	$1.99	0.39	184	365
Class R4	$1,000.00	$1,197.20	$0.55	$1,000.00	$1,024.70	$0.51	0.10	184	365
Class R5	$1,000.00	$1,196.90	$0.28	$1,000.00	$1,024.95	$0.26	0.05	184	365
Class Y	$1,000.00	$1,196.30	$0.28	$1,000.00	$1,024.95	$0.26	0.05	184	365

23

The Hartford Target Retirement 2030 Fund
Shareholder Meeting Results (Unaudited)
The following proposal was addressed and approved during the period at a special meeting of shareholders held on July 16, 2009.
Proposal to approve Articles of Amendment of The Hartford Mutual Funds, Inc. and a Plan of Reclassification for The Hartford Target Retirement 2030 Fund whereby Class B shares will be reclassified as Class A shares.

Fund Name	For	Against	Abstain
The Hartford Target Retirement 2030 Fund – Class B shares	53,974.38	587.13	3,274.15
Proposal to approve Articles of Amendment of The Hartford Mutual Funds, Inc. and a Plan of Reclassification for The Hartford Target Retirement 2030 Fund whereby Class C shares will be reclassified as Class A shares.

Fund Name	For	Against	Abstain
The Hartford Target Retirement 2030 Fund – Class C shares	70,145.03	0	479.30

24

The Hartford Target Retirement 2030 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Target Retirement 2030 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

25

The Hartford Target Retirement 2030 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the

26

Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

27

The Hartford Target Retirement 2030 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

28

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-42 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Target Retirement 2035 Fund

The Hartford Target Retirement 2035 Fund inception 10/31/2008

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Performance Overview(1) 10/31/08 — 10/31/09
Growth of a $10,000 investment in Class R3
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2) (as of 10/31/09)

	1	Since
	Year	Inception

Target Retirement 2035 R3	17.72%	17.72%
Target Retirement 2035 R4	18.09%	18.09%
Target Retirement 2035 R5	18.10%	18.10%
Barclays Capital U.S. Aggregate Bond Index	13.79%	13.79%
S&P 500 Index	9.78%	9.78%
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2035 Fund returned 17.72%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 9.78% and 13.79%, respectively, while the average return for the Lipper Mixed- Asset Target 2035 Funds, a group of funds with investment strategies similar to those of the Fund, was 16.94%.

Why did the Fund perform this way?

Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market — high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. After a difficult first half of the year, investor risk aversion fell significantly and the year ending October 31, 2009 finished strong.

2

During the period, the S&P 500 rose 9.8%. Across the different market capitalizations, mid-cap and large-cap stocks outperformed small-cap stocks. Within U.S. equities, the growth investment style outperformed value. In contrast to last year, international stocks outperformed U.S. stocks. Specifically, Emerging Markets stock, measured by the MSCI Emerging Markets Stock Index, posted the strongest results, up 64.6%. In March, investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter of 2009, with the S&P 500 rising 55% since the risk rally began in March. Within equities, investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and Russell Mid-Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 stocks outperformed their higher quality peers.
Generally, the Fund’s target asset allocation is set at approximately 87% equities and 13% fixed-income. The Fund’s strategic asset allocation decisions within equities contributed to the Fund’s performance. Specifically, favorable allocations within international markets into emerging market, international small-cap stocks, and international real estate investment trusts (REITs) helped to offset an underweight (i.e. the Fund’s sector position was less than the benchmark position) to small and mid-cap stocks. The Fund benefited from our strategic asset allocation decisions within fixed income. Allocations to Treasury Inflation-Protected Securities (TIPS) and intermediate-term bonds more than offset less favorable allocations to short-term bonds.
Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the year, our underlying fund selection enhanced relative performance (i.e. performance of the Fund as measured against the benchmark). A hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required in March 2009 to restore the portfolio allocations back to their targets.
During the period, the Fund continued to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure.
What is the outlook?
While the risk rally that began in early March has pushed equities and other high risk asset classes higher around the world, we believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their dramatic recovery in the 2nd and 3rd quarters. We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
Our view of the yield curve is consistent with low growth and low inflation and we expect yields to remain in their current ranges across the curve (10 year range of 3.2% - 3.8%). In addition, we believe downward pressure on inflation has abated. However, slack in the economy means there is no near-term upward pressures on inflation. Longer maturities will likely remain in range despite continued concerns with supply pressures, inflation, dollar policy, and weak growth. We think the shape of the short end (3 months — 3 years) of the curve already implies the imminent removal of accommodative monetary policy and despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
Going forward, the portfolio is positioned with an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to small and large-cap international equities. High yield and floating rate notes exposure has been reduced to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in inflation protected securities.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	1.8%
SPDR DJ Wilshire REIT ETF	1.3
The Hartford Capital Appreciation Fund, Class Y	14.5
The Hartford Capital Appreciation II Fund, Class Y	4.5
The Hartford Disciplined Equity Fund, Class Y	2.2
The Hartford Dividend and Growth Fund, Class Y	1.2
The Hartford Equity Income Fund, Class Y	2.3
The Hartford Fundamental Growth Fund, Class Y	3.2
The Hartford Global Equity Fund, Class Y	3.0
The Hartford Global Growth Fund, Class Y	1.9
The Hartford Growth Fund, Class Y	4.4
The Hartford Growth Opportunities Fund, Class Y	1.7
The Hartford Inflation Plus Fund, Class Y	4.5
The Hartford International Opportunities Fund, Class Y	5.9
The Hartford International Small Company Fund, Class Y	6.8
The Hartford MidCap Fund, Class Y	0.3
The Hartford MidCap Growth Fund, Class Y	1.6
The Hartford MidCap Value Fund, Class Y	2.6
The Hartford Select MidCap Value Fund, Class Y	0.8
The Hartford Select SmallCap Value Fund, Class Y	2.4
The Hartford Short Duration Fund, Class Y	1.1
The Hartford Small Company Fund, Class Y	4.2
The Hartford SmallCap Growth Fund, Class Y	2.2
The Hartford Total Return Bond Fund, Class Y	7.4
The Hartford Value Fund, Class Y	14.7
The Hartford Value Opportunities Fund, Class Y	2.9
Other Assets and Liabilities	0.6

Total	100.0%

3

The Hartford Target Retirement 2035 Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES – 96.3%
EQUITY FUNDS – 83.3%
21	The Hartford Capital Appreciation Fund, Class Y	$649
18	The Hartford Capital Appreciation II Fund, Class Y	200
9	The Hartford Disciplined Equity Fund, Class Y•	100
3	The Hartford Dividend and Growth Fund, Class Y	54
10	The Hartford Equity Income Fund, Class Y	103
15	The Hartford Fundamental Growth Fund, Class Y•	143
17	The Hartford Global Equity Fund, Class Y	133
6	The Hartford Global Growth Fund, Class Y•	85
14	The Hartford Growth Fund, Class Y•	198
4	The Hartford Growth Opportunities Fund, Class Y•	78
20	The Hartford International Opportunities Fund, Class Y	264
28	The Hartford International Small Company Fund, Class Y	304
1	The Hartford MidCap Fund, Class Y•	13
10	The Hartford MidCap Growth Fund, Class Y•	74
13	The Hartford MidCap Value Fund, Class Y	115
5	The Hartford Select MidCap Value Fund, Class Y	35
14	The Hartford Select SmallCap Value Fund, Class Y	110
12	The Hartford Small Company Fund, Class Y•	187
5	The Hartford SmallCap Growth Fund, Class Y	98
69	The Hartford Value Fund, Class Y	657
12	The Hartford Value Opportunities Fund, Class Y	130

	Total equity funds (cost $3,241)	$3,730

FIXED INCOME FUNDS – 13.0%
18	The Hartford Inflation Plus Fund, Class Y	$203
5	The Hartford Short Duration Fund, Class Y	50
32	The Hartford Total Return Bond Fund, Class Y	334

	Total fixed income funds (cost $539)	$587

	Total investments in affiliated investment Companies (cost $3,780)	$4,317

EXCHANGE TRADED FUNDS – 3.1%
2	SPDR DJ Wilshire International Real Estate ETF	$79
1	SPDR DJ Wilshire REIT ETF	60

	Total exchange traded funds (cost $124)	$139

	Total long-term investments (cost $3,904)	$4,456

Total investments (cost $3,904)▲	99.4%	$4,456
Other assets and liabilities	0.6%	27

Total net assets	100.0%	$4,483

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $3,905 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$557
Unrealized Depreciation	(6)

Net Unrealized Appreciation	$551

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2035 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$4,317	$4,317	$—	$—
Exchange Traded Funds	139	139	—	—

Total	$4,456	$4,456	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2035 Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $124)	$139
Investments in underlying affiliated funds, at market value (cost $3,780)	4,317
Receivables:
Investment securities sold	11
Fund shares sold	—
Dividends and interest	2
Other assets	31

Total assets	4,500

Liabilities:
Payables:
Fund shares redeemed	11
Investment management fees	—
Distribution fees	—
Accrued expenses	6

Total liabilities	17

Net assets	$4,483

Summary of Net Assets:
Capital stock and paid-in-capital	3,949
Accumulated undistributed net investment income	19
Accumulated net realized loss on investments	(37)
Unrealized appreciation of investments	552

Net assets	$4,483

Shares authorized	150,000

Par value	$0.001

Class R3: Net asset value per share	$11.63

Shares outstanding	130

Net assets	$1,508

Class R4: Net asset value per share	$11.66

Shares outstanding	152

Net assets	$1,777

Class R5: Net asset value per share	$11.66

Shares outstanding	103

Net assets	$1,198

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2035 Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$6
Dividends from underlying affiliated funds	53
Interest	—

Total investment income	59

Expenses:
Investment management fees	5
Administrative services fees	5
Transfer agent fees	—
Distribution fees
Class R3	5
Class R4	3
Custodian fees	1
Accounting services fees	—
Registration and filing fees	37
Board of Directors’ fees	1
Audit fees	5
Other expenses	3

Total expenses (before waivers)	65
Expense waivers	(60)

Total waivers	(60)

Total expenses, net	5

Net Investment Income	54

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(37)
Net realized gain on investments in securities	—

Net Realized Loss on Investments	(37)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	552

Net Changes in Unrealized Appreciation of Investments	552

Net Gain on Investments	515

Net Increase in Net Assets Resulting from Operations	$569

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2035 Fund
Statement of Changes in Net Assets
(000’s Omitted)

		For the
	For the	One-Day
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*
Operations:
Net investment income	$54	$—
Net realized loss on investments	(37)	—
Net unrealized appreciation of investments	552	—

Net Increase In Net Assets Resulting From Operations	569	—

Distributions to Shareholders:
From net investment income
Class R3	(11)	—
Class R4	(12)	—
Class R5	(12)	—

Total distributions	(35)	—

Capital Share Transactions:
Class R3	338	1,000
Class R4	583	1,000
Class R5	28	1,000

Net increase from capital share transactions	949	3,000

Net Increase In Net Assets	1,483	3,000
Net Assets:
Beginning of period	3,000	—

End of period	$4,483	$3,000

Accumulated undistributed (distribution in excess of) net investment income (loss)	$19	$—

*	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Target Retirement 2035 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

9

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.
Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

10

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$35
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$19
Accumulated Capital Losses *	(36)
Unrealized Appreciation †	551

Total Accumulated Earnings	$534

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$36

Total	$36

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5

1.20%	0.90%	0.85%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	101
Class R4	101
Class R5	101
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$4,388
Sales Proceeds Excluding U.S. Government Obligations	447
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and for the one-day period ended October 31, 2008:

	For the Year Ended October 31, 2009					For the One-Day Period Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	31	1	(2)	—	30	100	—	—	—	100
Amount	$353	$11	$(26)	$—	$338	$1,000	$—	$—	$—	$1,000
Class R4
Shares	55	1	(4)	—	52	100	—	—	—	100
Amount	$621	$12	$(50)	$—	$583	$1,000	$—	$—	$—	$1,000
Class R5
Shares	2	1	—	—	3	100	—	—	—	100
Amount	$16	$12	$—	$—	$28	$1,000	$—	$—	$—	$1,000
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

14

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15

The Hartford Target Retirement 2035 Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
From (commencement of operations) October 31, 2008 through October 31, 2009
R3	$10.00	$0.15	$—	$1.59	$1.74	$(0.11)	$—	$—	$(0.11)	$1.63	$11.63
R4	10.00	0.17	—	1.61	1.78	(0.12)	—	—	(0.12)	1.66	11.66
R5	10.00	0.18	—	1.60	1.78	(0.12)	—	—	(0.12)	1.66	11.66

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

16

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
	Net Assets at	Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net
	End of Period	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Investment Income to	Portfolio Turnover
Total Return(b)	(000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Average Net Assets	Rate(d)
17.72%	$1,508	2.35%	0.37%	0.37%	1.50%	15%
18.09	1,777	2.03	0.07	0.07	1.75	—
18.10	1,198	1.77	0.02	0.02	1.84	—

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2035 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2035 Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Target Retirement 2035 Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class R3	0.112	N/A	N/A	0.112
Class R4	0.117	N/A	N/A	0.117
Class R5	0.118	N/A	N/A	0.118
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Target Retirement 2035 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class R3	$1,000.00	$1,206.40	$2.06	$1,000.00	$1,023.34	$1.89	0.37%	184	365
Class R4	$1,000.00	$1,208.30	$0.39	$1,000.00	$1,024.85	$0.36	0.07	184	365
Class R5	$1,000.00	$1,208.30	$0.17	$1,000.00	$1,025.05	$0.15	0.03	184	365

23

The Hartford Target Retirement 2035 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Target Retirement 2035 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

24

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets

25

The Hartford Target Retirement 2035 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-43 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Target Retirement 2040 Fund

The Hartford Target Retirement 2040 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)
Investment objective — Seeks to maximize total return and
secondarily, to seek capital preservation.
Performance Overview(1) 10/31/08 — 10/31/09
Growth of a $10,000 investment in Class R3
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2) (as of 10/31/09)

	1	Since
	Year	Inception

Target Retirement 2040 R3	17.34%	17.34%
Target Retirement 2040 R4	17.70%	17.70%
Target Retirement 2040 R5	17.81%	17.81%
Barclays Capital U.S. Aggregate Bond Index	13.79%	13.79%
S&P 500 Index	9.78%	9.78%
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2040 Fund returned 17.34%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 9.78% and 13.79%, respectively, while the average return for the Lipper Mixed-Asset Target 2040 Funds, a group of funds with investment strategies similar to those of the Fund, was 16.98%.
Why did the Fund perform this way?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market — high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. After a difficult first half of the year, investor risk aversion fell significantly and the year ending October 31, 2009 finished strong.

2

During the period, the S&P 500 rose 9.8%. Across the different market capitalizations, mid-cap and large-cap stocks outperformed small-cap stocks. Within U.S. equities, the growth investment style outperformed value. In contrast to last year, international stocks outperformed U.S. stocks. Specifically, Emerging Markets stock, measured by the MSCI Emerging Markets Stock Index, posted the strongest results, up 64.6%. In March, investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter of 2009, with the S&P 500 rising 55% since the risk rally began in March. Within equities, investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and Russell Mid-Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 stocks outperformed their higher quality peers.
Generally, the Fund’s target asset allocation is set at approximately 91% equities and 9% fixed-income. The Fund’s strategic asset allocation decisions within equities contributed to the Fund’s performance. Specifically, favorable allocations within international markets into emerging market, international small-cap stocks, and international real estate investment trust (REITs) helped to offset an underweight (i.e. the Fund’s sector position was less than the benchmark position) to small and mid-cap stocks. The Fund benefited from our strategic asset allocation decisions within fixed income. Allocations to Treasury Inflation-Protected Securities (TIPS) and intermediate-term bonds more than offset less favorable allocations to short-term bonds.
Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking through each underlying fund’s objectives and stated benchmark to see what it actually holds and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the year, our underlying fund selection enhanced relative performance (i.e. performance of the Fund as measured against the benchmark). A hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required in March 2009 to restore the Fund allocations back to their targets.
During the period, the Fund continued to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure.
What is the outlook?
While the risk rally that began in early March has pushed equities and other high risk asset classes higher around the world, we believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their dramatic recovery in the 2nd and 3rd quarters. We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
Our view of the yield curve is consistent with low growth and low inflation and we expect yields to remain in their current ranges across the curve (10 year range of 3.2% - 3.8%). In addition, we believe downward pressure on inflation has abated. However, slack in the economy means there is no near-term upward pressures on inflation. Longer maturities will likely remain in range despite continued concerns with supply pressures, inflation, dollar policy, and weak growth. We think the shape of the short end (3 months — 3 years) of the curve already implies the imminent removal of accommodative monetary policy and despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
Going forward, the Fund is positioned with an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to small and large-cap international equities. High yield and floating rate notes exposure has been reduced to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in inflation protected securities.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	1.9%
SPDR DJ Wilshire REIT ETF	1.4
The Hartford Capital Appreciation Fund, Class Y	14.8
The Hartford Capital Appreciation II Fund, Class Y	4.6
The Hartford Dividend and Growth Fund, Class Y	1.3
The Hartford Equity Income Fund, Class Y	4.6
The Hartford Fundamental Growth Fund, Class Y	3.2
The Hartford Global Equity Fund, Class Y	2.1
The Hartford Global Growth Fund, Class Y	0.2
The Hartford Growth Fund, Class Y	5.3
The Hartford Growth Opportunities Fund, Class Y	2.0
The Hartford Inflation Plus Fund, Class Y	4.3
The Hartford International Opportunities Fund, Class Y	9.1
The Hartford International Small Company Fund, Class Y	6.7
The Hartford MidCap Fund, Class Y	0.8
The Hartford MidCap Growth Fund, Class Y	1.1
The Hartford MidCap Value Fund, Class Y	1.5
The Hartford Select MidCap Value Fund, Class Y	2.6
The Hartford Select SmallCap Value Fund, Class Y	2.9
The Hartford Small Company Fund, Class Y	5.0
The Hartford Total Return Bond Fund, Class Y	5.0
The Hartford Value Fund, Class Y	17.7
The Hartford Value Opportunities Fund, Class Y	1.2
Other Assets and Liabilities	0.7

Total	100.0%

3

The Hartford Target Retirement 2040 Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 96.0%
EQUITY FUNDS - 86.7%
21	The Hartford Capital Appreciation Fund, Class Y		$630
18	The Hartford Capital Appreciation II Fund, Class Y •		195
3	The Hartford Dividend and Growth Fund, Class Y		53
18	The Hartford Equity Income Fund, Class Y		195
15	The Hartford Fundamental Growth Fund, Class Y •		138
11	The Hartford Global Equity Fund, Class Y		91
—	The Hartford Global Growth Fund, Class Y •		7
16	The Hartford Growth Fund, Class Y •		226
4	The Hartford Growth Opportunities Fund, Class Y •		86
30	The Hartford International Opportunities Fund, Class Y		388
26	The Hartford International Small Company Fund, Class Y		284
2	The Hartford MidCap Fund, Class Y •		32
6	The Hartford MidCap Growth Fund, Class Y •		47
7	The Hartford MidCap Value Fund, Class Y		62
14	The Hartford Select MidCap Value Fund, Class Y		110
16	The Hartford Select SmallCap Value Fund, Class Y		125
14	The Hartford Small Company Fund, Class Y •		212
79	The Hartford Value Fund, Class Y		753
5	The Hartford Value Opportunities Fund, Class Y		51

	Total equity funds (cost $3,210)		$3,685

FIXED INCOME FUNDS - 9.3%
16	The Hartford Inflation Plus Fund, Class Y		$183
20	The Hartford Total Return Bond Fund, Class Y		212

	Total fixed income funds (cost $363)		$395

	Total investments in affiliated investment companies (cost $3,573)		$4,080

EXCHANGE TRADED FUNDS - 3.3%
2	SPDR DJ Wilshire International Real Estate ETF		$83
1	SPDR DJ Wilshire REIT ETF		60

	Total exchange traded funds (cost $128)		$143

	Total long-term investments (cost $3,701)		$4,223

	Total investments (cost $3,701) ▲	99.3%	$4,223
	Other assets and liabilities	0.7%	28

	Total net assets	100.0%	$4,251

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $3,702 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$522
Unrealized Depreciation	(1)

Net Unrealized Appreciation	$521

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2040 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$4,080	$4,080	$—	$—
Exchange Traded Funds	143	143	—	—

Total	$4,223	$4,223	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2040 Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $128)	$143
Investments in underlying affiliated funds, at market value (cost $3,573)	4,080
Receivables:
Investment securities sold	3
Fund shares sold	—
Dividends and interest	1
Other assets	33

Total assets	4,260

Liabilities:
Payables:
Fund shares redeemed	3
Investment management fees	—
Distribution fees	—
Accrued expenses	6

Total liabilities	9

Net assets	$4,251

Summary of Net Assets:
Capital stock and paid-in-capital	3,745
Accumulated undistributed net investment income	18
Accumulated net realized loss on investments	(34)
Unrealized appreciation of investments	522

Net assets	$4,251

Shares authorized	150,000

Par value	$0.001

Class R3: Net asset value per share	$11.59

Shares outstanding	112

Net assets	$1,301

Class R4: Net asset value per share	$11.62

Shares outstanding	140

Net assets	$1,629

Class R5: Net asset value per share	$11.63

Shares outstanding	114

Net assets	$1,321

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2040 Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$6
Dividends from underlying affiliated funds	51
Interest	—

Total investment income	57

Expenses:
Investment management fees	4
Administrative services fees	5
Transfer agent fees	—
Distribution fees
Class R3	5
Class R4	3
Custodian fees	1
Accounting services fees	—
Registration and filing fees	37
Board of Directors’ fees	1
Audit fees	5
Other expenses	4

Total expenses (before waivers)	65
Expense waivers	(61)

Total waivers	(61)

Total expenses, net	4

Net Investment Income	53

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(34)
Net realized gain on investments in securities	—

Net Realized Loss on Investments	(34)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	522

Net Changes in Unrealized Appreciation of Investments	522

Net Gain on Investments	488

Net Increase in Net Assets Resulting from Operations	$541

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2040 Fund
Statement of Changes in Net Assets
(000’s Omitted)

		For the
	For the	One-Day
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*
Operations:
Net investment income	$53	$—
Net realized loss on investments	(34)	—
Net unrealized appreciation of investments	522	—

Net Increase In Net Assets Resulting From Operations	541	—

Distributions to Shareholders:
From net investment income
Class R3	(11)	—
Class R4	(12)	—
Class R5	(12)	—

Total distributions	(35)	—

Capital Share Transactions:
Class R3	134	1,000
Class R4	457	1,000
Class R5	154	1,000

Net increase from capital share transactions	745	3,000

Net Increase In Net Assets	1,251	3,000
Net Assets:
Beginning of period	3,000	—

End of period	$4,251	$3,000

Accumulated undistributed (distribution in excess of) net investment income (loss)	$18	$—

*	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Target Retirement 2040 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

9

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

10

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$35
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$18
Accumulated Capital Losses *	(33)
Unrealized Appreciation †	521

Total Accumulated Earnings	$506

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$33

Total	$33

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	101
Class R4	101
Class R5	101
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$4,171
Sales Proceeds Excluding U.S. Government Obligations	436
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and for the one-day period ended October 31, 2008:

	For the Year Ended October 31, 2009					For the One-Day Period Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	11	1	—	—	12	100	—	—	—	100
Amount	$123	$11	$—	$—	$134	$1,000	$—	$—	$—	$1,000
Class R4
Shares	48	1	(9)	—	40	100	—	—	—	100
Amount	$550	$11	$(104)	$—	$457	$1,000	$—	$—	$—	$1,000
Class R5
Shares	13	1	—	—	14	100	—	—	—	100
Amount	$145	$12	$(3)	$—	$154	$1,000	$—	$—	$—	$1,000
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

14

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15

The Hartford Target Retirement 2040 Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
From (commencement of operations) October 31, 2008 through October 31, 2009
R3	$10.00	$0.15	$—	$1.55	$1.70	$(0.11)	$—	$—	$(0.11)	$1.59	$11.59
R4	10.00	0.17	—	1.57	1.74	(0.12)	—	—	(0.12)	1.62	11.62
R5	10.00	0.18	—	1.57	1.75	(0.12)	—	—	(0.12)	1.63	11.63

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

16

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
		Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Income to Average Net	Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Assets	Rate(d)
17.34%	$1,301	2.41%	0.35%	0.35%	1.48%	15%
17.70	1,629	2.10	0.05	0.05	1.79	—
17.81	1,321	1.81	—	—	1.83	—

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
of The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2040 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2040 Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*      Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Target Retirement 2040 Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class R3	0.112	N/A	N/A	0.112
Class R4	0.117	N/A	N/A	0.117
Class R5	0.118	N/A	N/A	0.118
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Target Retirement 2040 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class R3	$1,000.00	$1,208.60	$1.95	$1,000.00	$1,023.44	$1.79	0.35%	184	365
Class R4	$1,000.00	$1,211.70	$0.28	$1,000.00	$1,024.95	$0.26	0.05	184	365
Class R5	$1,000.00	$1,211.50	$—	$1,000.00	$1,025.21	$—	—	184	365

23

The Hartford Target Retirement 2040 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Target Retirement 2040 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and

24

resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

25

The Hartford Target Retirement 2040 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-44 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford Target Retirement 2045 Fund

The Hartford Target Retirement 2045 Fund

The Hartford Target Retirement 2045 Fund inception 10/31/2008 (subadvised by Hartford Investment Management Company)	Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Performance Overview(1) 10/31/08 — 10/31/09
Growth of a $10,000 investment in Class R3
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2) (as of 10/31/09)

	1	Since
	Year	Inception

Target Retirement 2045 R3	17.28%	17.28%
Target Retirement 2045 R4	17.65%	17.65%
Target Retirement 2045 R5	17.65%	17.65%
Barclays Capital U.S. Aggregate Bond Index	13.79%	13.79%
S&P 500 Index	9.78%	9.78%
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2045 Fund returned 17.28%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 9.78% and 13.79%, respectively, while the average return for the Lipper Mixed-Asset Target 2045 Funds, a group of funds with investment strategies similar to those of the Fund, was 17.13%.
Why did the Fund perform this way?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market — high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. After a difficult first half of the year, investor risk aversion fell significantly and the year ending October 31, 2009 finished strong.

2

During the period, the S&P 500 rose 9.8%. Across the different market capitalizations, mid-cap and large-cap stocks outperformed small-cap stocks. Within U.S. equities, the growth investment style outperformed value. In contrast to last year, international stocks outperformed U.S. stocks. Specifically, Emerging Markets stock, measured by the MSCI Emerging Markets Stock Index, posted the strongest results, up 64.6%. In March, investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter of 2009, with the S&P 500 rising 55% since the risk rally began in March. Within equities, investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and Russell Mid-Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 stocks outperformed their higher quality peers.
Generally, the Fund’s target asset allocation is set at approximately 95% equities and 5% fixed-income. The Fund’s strategic asset allocation decisions within equities contributed to the fund’s performance. Specifically, favorable allocations within international markets into emerging market, international small-cap stocks, and international real estate investment trusts (REITs) helped to offset an underweight (i.e. the Fund’s sector position was less than the benchmark position) to small and mid-cap stocks. The fund benefited from our strategic asset allocation decisions within fixed income. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Treasury Inflation-Protected Securities (TIPS) had a favorable impact on performance.
Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the year, our fund selection enhanced relative performance (i.e. performance of the Fund as measured against the benchmark). No hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required for the reporting period.
During the period, the Fund continued to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure.
What is the outlook?
While the risk rally that began in early March has pushed equities and other high risk asset classes higher around the world, we believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their dramatic recovery in the 2nd and 3rd quarters. We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
Our view of the yield curve is consistent with low growth and low inflation and we expect yields to remain in their current ranges across the curve (10 year range of 3.2% — 3.8%). In addition, we believe downward pressure on inflation has abated. However, slack in the economy means there is no near-term upward pressures on inflation. Longer maturities will likely remain in range despite continued concerns with supply pressures, inflation, dollar policy, and weak growth. We think the shape of the short end (3 months — 3 years) of the curve already implies the imminent removal of accommodative monetary policy and despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
Going forward, the Fund is positioned with an overweight to small and large-cap international equities. High yield and floating rate notes exposure has been reduced to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in inflation protected securities.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	2.3%
SPDR DJ Wilshire REIT ETF	1.3
The Hartford Capital Appreciation Fund, Class Y	17.9
The Hartford Capital Appreciation II Fund, Class Y	3.0
The Hartford Dividend and Growth Fund, Class Y	0.6
The Hartford Equity Income Fund, Class Y	0.5
The Hartford Fundamental Growth Fund, Class Y	4.8
The Hartford Global Growth Fund, Class Y	2.9
The Hartford Growth Fund, Class Y	7.6
The Hartford Growth Opportunities Fund, Class Y	2.7
The Hartford Inflation Plus Fund, Class Y	2.9
The Hartford International Opportunities Fund, Class Y	7.0
The Hartford International Small Company Fund, Class Y	8.8
The Hartford MidCap Fund, Class Y	0.1
The Hartford MidCap Growth Fund, Class Y	1.3
The Hartford MidCap Value Fund, Class Y	2.7
The Hartford Select MidCap Value Fund, Class Y	0.4
The Hartford Select SmallCap Value Fund, Class Y	3.0
The Hartford Small Company Fund, Class Y	6.6
The Hartford Total Return Bond Fund, Class Y	2.4
The Hartford Value Fund, Class Y	17.9
The Hartford Value Opportunities Fund, Class Y	2.7
Other Assets and Liabilities	0.6

Total	100.0%

3

The Hartford Target Retirement 2045 Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.8%
EQUITY FUNDS - 90.5%
24	The Hartford Capital Appreciation Fund, Class Y		$730
11	The Hartford Capital Appreciation II Fund, Class Y •		121
1	The Hartford Dividend and Growth Fund, Class Y		23
2	The Hartford Equity Income Fund, Class Y		20
21	The Hartford Fundamental Growth Fund, Class Y •		197
9	The Hartford Global Growth Fund, Class Y •		116
22	The Hartford Growth Fund, Class Y •		308
5	The Hartford Growth Opportunities Fund, Class Y •		108
22	The Hartford International Opportunities Fund, Class Y		283
33	The Hartford International Small Company Fund, Class Y		358
—	The Hartford MidCap Fund, Class Y •		6
7	The Hartford MidCap Growth Fund, Class Y •		54
13	The Hartford MidCap Value Fund, Class Y		111
2	The Hartford Select MidCap Value Fund, Class Y		17
15	The Hartford Select SmallCap Value Fund, Class Y		122
18	The Hartford Small Company Fund, Class Y •		269
76	The Hartford Value Fund, Class Y		729
11	The Hartford Value Opportunities Fund, Class Y		111

	Total equity funds (cost $3,216)		$3,683

FIXED INCOME FUNDS - 5.3%
10	The Hartford Inflation Plus Fund, Class Y		$118
9	The Hartford Total Return Bond Fund, Class Y		98

	Total fixed income funds (cost $196)		$216

	Total investments in affiliated investment companies (cost $3,412)		$3,899

EXCHANGE TRADED FUNDS - 3.6%
3	SPDR DJ Wilshire International Real Estate ETF		$91
1	SPDR DJ Wilshire REIT ETF		53

	Total exchange traded funds (cost $131)		$144

	Total long-term investments (cost $3,543)		$4,043

	Total investments (cost $3,543) ▲	99.4%	$4,043
	Other assets and liabilities	0.6%	26

	Total net assets	100.0%	$4,069

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $3,543 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$502
Unrealized Depreciation	(2)

Net Unrealized Appreciation	$500

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2045 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted))

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$3,899	$3,899	$—	$—
Exchange Traded Funds	144	144	—	—

Total	$4,043	$4,043	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2045 Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $131)	$144
Investments in underlying affiliated funds, at market value (cost $3,412)	3,899
Receivables:
Investment securities sold	1
Dividends and interest	1
Other assets	31

Total assets	4,076

Liabilities:
Payables:
Fund shares redeemed	1
Investment management fees	—
Distribution fees	—
Accrued expenses	6

Total liabilities	7

Net assets	$4,069

Summary of Net Assets:
Capital stock and paid-in-capital	3,562
Accumulated undistributed net investment income	10
Accumulated net realized loss on investments	(3)
Unrealized appreciation of investments	500

Net assets	$4,069

Shares authorized	150,000

Par value	$0.001

Class R3: Net asset value per share	$11.59

Shares outstanding	119

Net assets	$1,380

Class R4: Net asset value per share	$11.62

Shares outstanding	129

Net assets	$1,499

Class R5: Net asset value per share	$11.62

Shares outstanding	102

Net assets	$1,190

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2045 Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$6
Dividends from underlying affiliated funds	43
Interest	—

Total investment income	49

Expenses:
Investment management fees	5
Administrative services fees	5
Transfer agent fees	—
Distribution fees
Class R3	5
Class R4	3
Custodian fees	1
Accounting services fees	—
Registration and filing fees	37
Board of Directors’ fees	1
Audit fees	5
Other expenses	3

Total expenses (before waivers)	65
Expense waivers	(59)

Total waivers	(59)

Total expenses, net	6

Net Investment Income	43

Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(3)
Net realized gain on investments in securities	—

Net Realized Loss on Investments	(3)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	500

Net Changes in Unrealized Appreciation of Investments	500

Net Gain on Investments	497

Net Increase in Net Assets Resulting from Operations	$540

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2045 Fund
Statement of Changes in Net Assets
(000’s Omitted)

		For the
	For the	One-Day
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*
Operations:
Net investment income	$43	$—
Net realized loss on investments	(3)	—
Net unrealized appreciation of investments	500	—

Net Increase In Net Assets Resulting From Operations	540	—

Distributions to Shareholders:
From net investment income
Class R3	(11)	—
Class R4	(11)	—
Class R5	(11)	—

Total distributions	(33)	—

Capital Share Transactions:
Class R3	217	1,000
Class R4	320	1,000
Class R5	25	1,000

Net increase from capital share transactions	562	3,000

Net Increase In Net Assets	1,069	3,000
Net Assets:
Beginning of period	3,000	—

End of period	$4,069	$3,000

Accumulated undistributed (distribution in excess of) net investment income (loss)	$10	$—

*	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Target Retirement 2045 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

9

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.
Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

10

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$33
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$10
Accumulated Capital Losses *	(3)
Unrealized Appreciation †	500

Total Accumulated Earnings	$507

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward — At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$3

Total	$3

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement - Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	101
Class R4	101
Class R5	101
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,755
Sales Proceeds Excluding U.S. Government Obligations	209
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and for the one-day period ended October 31, 2008:

	For the Year Ended October 31, 2009					For the One-Day Period Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	18	1	—	—	19	100	—	—	—	100
Amount	$207	$11	$(1)	$—	$217	$1,000	$—	$—	$—	$1,000
Class R4
Shares	29	1	(1)	—	29	100	—	—	—	100
Amount	$318	$11	$(9)	$—	$320	$1,000	$—	$—	$—	$1,000
Class R5
Shares	1	1	—	—	2	100	—	—	—	100
Amount	$14	$11	$—	$—	$25	$1,000	$—	$—	$—	$1,000
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

14

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15

The Hartford Target Retirement 2045 Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
From (commencement of operations) October 31, 2008 through October 31, 2009
R3	$10.00	$0.12	$—	$1.58	$1.70	$(0.11)	$—	$—	$(0.11)	$1.59	$11.59
R4	10.00	0.15	—	1.58	1.73	(0.11)	—	—	(0.11)	1.62	11.62
R5	10.00	0.15	—	1.58	1.73	(0.11)	—	—	(0.11)	1.62	11.62

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

16

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
	Net Assets at	Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net
	End of Period	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Investment Income to	Portfolio Turnover
Total Return(b)	(000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Average Net Assets	Rate(d)
17.28%	$1,380	2.40%	0.39%	0.39%	1.21%	7%
17.65	1,499	2.08	0.09	0.09	1.49	—
17.65	1,190	1.82	0.04	0.04	1.54	—

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2045 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2045 Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life
(2007 — 2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006 — 2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov . The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Target Retirement 2045 Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class R3	0.108	N/A	N/A	0.108
Class R4	0.113	N/A	N/A	0.113
Class R5	0.113	N/A	N/A	0.113
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Target Retirement 2045 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class R3	$1,000.00	$1,212.30	$2.23	$1,000.00	$1,023.19	$2.04	0.40%	184	365
Class R4	$1,000.00	$1,214.20	$0.50	$1,000.00	$1,024.75	$0.46	0.09	184	365
Class R5	$1,000.00	$1,214.20	$0.28	$1,000.00	$1,024.95	$0.26	0.05	184	365

23

The Hartford Target Retirement 2045 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Target Retirement 2045 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

24

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered

25

The Hartford Target Retirement 2045 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-45 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford Target Retirement 2050 Fund

The Hartford Target Retirement 2050 Fund

The Hartford Target Retirement 2050 Fund inception 10/31/2008

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks to maximize total return and secondarily, to seek capital preservation.
Performance Overview(1) 10/31/08 — 10/31/09
Growth of a $10,000 investment in Class R3
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2) (as of 10/31/09)

	1	Since
	Year	Inception
Target Retirement 2050 R3	17.18%	17.18%
Target Retirement 2050 R4	17.54%	17.54%
Target Retirement 2050 R5	17.55%	17.55%
Barclays Capital U.S. Aggregate Bond Index	13.79%	13.79%
S&P 500 Index	9.78%	9.78%
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.
(2)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2050 Fund returned 17.18%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 9.78% and 13.79%, respectively, while the average return for the Lipper Mixed-Asset Target 2050 Funds, a group of funds with investment strategies similar to those of the Fund, was 17.65%.
Why did the Fund perform this way?
Investor appetite for risk changed dramatically over the course of this reporting period. At the beginning of the period fear dominated the market — high profile companies that were “too big to fail” were failing, and the government was scrambling to keep the financial system functioning. After a difficult first half of the year, investor risk aversion fell significantly and the year ending October 31, 2009 finished strong.

2

During the period, the S&P 500 rose 9.8%. Across the different market capitalizations, mid-cap and large-cap stocks outperformed small-cap stocks. Within U.S. equities, the growth investment style outperformed value. In contrast to last year, international stocks outperformed U.S. stocks. Specifically, Emerging Markets stock, measured by the MSCI Emerging Markets Stock Index, posted the strongest results, up 64.6%. In March, investors abruptly changed their attitude from risk aversion to risk seeking. This was clearly evidenced by the high yield and equity rallies that continued into the third quarter of 2009, with the S&P 500 rising 55% since the risk rally began in March. Within equities, investors preferred riskier small cap stocks and low-quality stocks. The Russell 2000 Index and Russell Mid-Cap Index both outperformed their large cap counterparts. Lower quality S&P 500 stocks outperformed their higher quality peers.
Generally, the Fund’s target asset allocation is set at approximately 95% equities and 5% fixed-income. The Fund’s strategic asset allocation decisions within equities contributed to the fund’s performance. Specifically, favorable allocations within international markets into emerging market, international small-cap stocks, and international real estate investment trusts (REITs) helped to offset an underweight (i.e. the Fund’s sector position was less than the benchmark position) to small and mid-cap stocks. The Fund benefited from our strategic asset allocation decisions within fixed income. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Treasury Inflation-Protected Securities (TIPS) had a favorable impact on performance.
Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the year, our fund selection enhanced relative performance (i.e. performance of the Fund as measured against the benchmark). No hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was required for the reporting period.
During the period, the Fund continued to utilize exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities, while also enhancing its diversification. Specifically, the Fund has set target allocations to ETFs that provide U.S. real estate and international real estate exposure.
What is the outlook?
While the risk rally that began in early March has pushed equities and other high risk asset classes higher around the world, we believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their dramatic recovery in the 2nd and 3rd quarters. We believe going forward investors will moderate their risk appetite and prefer companies with the healthiest fundamentals. These companies will be the ones most likely to thrive during the difficult economic times that we believe may still lie ahead of us.
Our view of the yield curve is consistent with low growth and low inflation and we expect yields to remain in their current ranges across the curve (10 year range of 3.2% — 3.8%). In addition, we believe downward pressure on inflation has abated. However, slack in the economy means there is no near-term upward pressures on inflation. Longer maturities will likely remain in range despite continued concerns with supply pressures, inflation, dollar policy, and weak growth. We think the shape of the short end (3 months – 3 years) of the curve already implies the imminent removal of accommodative monetary policy and despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
Going forward, the Fund is positioned with an overweight to small and large-cap international equities. High yield and floating rate notes exposure has been reduced to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in inflation protected securities.
Composition by Investments
as of October 31, 2009

Percentage of Net
Fund Name	Assets
SPDR DJ Wilshire International Real Estate ETF	2.4%
SPDR DJ Wilshire REIT ETF	1.4
The Hartford Capital Appreciation Fund, Class Y	19.5
The Hartford Capital Appreciation II Fund, Class Y	3.1
The Hartford Dividend and Growth Fund, Class Y	0.3
The Hartford Equity Income Fund, Class Y	0.3
The Hartford Fundamental Growth Fund, Class Y	5.3
The Hartford Global Growth Fund, Class Y	3.0
The Hartford Growth Fund, Class Y	8.2
The Hartford Growth Opportunities Fund, Class Y	2.9
The Hartford Inflation Plus Fund, Class Y	2.8
The Hartford International Opportunities Fund, Class Y	7.6
The Hartford International Small Company Fund, Class Y	5.6
The Hartford MidCap Value Fund, Class Y	2.3
The Hartford Select MidCap Value Fund, Class Y	0.1
The Hartford Select SmallCap Value Fund, Class Y	3.3
The Hartford Small Company Fund, Class Y	7.2
The Hartford Total Return Bond Fund, Class Y	2.6
The Hartford Value Fund, Class Y	19.5
The Hartford Value Opportunities Fund, Class Y	1.9
Other Assets and Liabilities	0.7

Total	100.0%

3

The Hartford Target Retirement 2050 Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.5%
EQUITY FUNDS - 90.1%
24	The Hartford Capital Appreciation Fund, Class Y		$728
10	The Hartford Capital Appreciation II Fund, Class Y•		114
1	The Hartford Dividend and Growth Fund, Class Y		12
1	The Hartford Equity Income Fund, Class Y		13
21	The Hartford Fundamental Growth Fund, Class Y•		197
9	The Hartford Global Growth Fund, Class Y•		114
22	The Hartford Growth Fund, Class Y•		307
5	The Hartford Growth Opportunities Fund, Class Y•		108
22	The Hartford International Opportunities Fund, Class Y		283
19	The Hartford International Small Company Fund, Class Y		211
10	The Hartford MidCap Value Fund, Class Y		87
—	The Hartford Select MidCap Value Fund, Class Y		2
15	The Hartford Select SmallCap Value Fund, Class Y		122
18	The Hartford Small Company Fund, Class Y•		269
76	The Hartford Value Fund, Class Y		729
7	The Hartford Value Opportunities Fund, Class Y		72

	Total equity funds (cost $2,919)		$3,368

FIXED INCOME FUNDS - 5.4%
9	The Hartford Inflation Plus Fund, Class Y		$103
9	The Hartford Total Return Bond Fund, Class Y		98

	Total fixed income funds (cost $184)		$201

	Total investments in affiliated investment companies (cost $3,103)		$3,569

EXCHANGE TRADED FUNDS - 3.8%
3	SPDR DJ Wilshire International Real Estate ETF		$91
1	SPDR DJ Wilshire REIT ETF		53

	Total exchange traded funds (cost $131)		$144

	Total long-term investments (cost $3,234)		$3,713

	Total investments (cost $3,234) ▲	99.3%	$3,713
	Other assets and liabilities	0.7%	24

	Total net assets	100.0%	$3,737

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $3,234 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$488
Unrealized Depreciation	(9)

Net Unrealized Appreciation	$479

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2050 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$3,569	$3,569	$—	$—
Exchange Traded Funds	144	144	—	—

Total	$3,713	$3,713	$—	$—

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2050 Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $131)	$144
Investments in underlying affiliated funds, at market value (cost $3,103)	3,569
Receivables:
Fund shares sold	—
Dividends and interest	—
Other assets	30

Total assets	3,743

Liabilities:
Payables:
Fund shares redeemed	—
Investment management fees	—
Distribution fees	—
Accrued expenses	6

Total liabilities	6

Net assets	$3,737

Summary of Net Assets:
Capital stock and paid-in-capital	3,248
Accumulated undistributed net investment income	10
Accumulated net realized gain on investments	—
Unrealized appreciation of investments	479

Net assets	$3,737

Shares authorized	150,000

Par value	$0.001

Class R3: Net asset value per share	$11.58

Shares outstanding	111

Net assets	$1,285

Class R4: Net asset value per share	$11.61

Shares outstanding	109

Net assets	$1,262

Class R5: Net asset value per share	$11.61

Shares outstanding	103

Net assets	$1,190

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2050 Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$5
Dividends from underlying affiliated funds	43
Interest	—

Total investment income	48

Expenses:
Investment management fees	4
Administrative services fees	4
Transfer agent fees	—
Distribution fees
Class R3	5
Class R4	3
Custodian fees	1
Accounting services fees	—
Registration and filing fees	37
Board of Directors’ fees	1
Audit fees	5
Other expenses	4

Total expenses (before waivers)	64
Expense waivers	(59)

Total waivers	(59)

Total expenses, net	5

Net Investment Income	43

Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	1
Net realized gain on investments in securities	—

Net Realized Gain on Investments	1

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	479

Net Changes in Unrealized Appreciation of Investments	479

Net Gain on Investments	480

Net Increase in Net Assets Resulting from Operations	$523

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2050 Fund
Statement of Changes in Net Assets
(000’s Omitted)

		For the
	For the	One-Day
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*
Operations:
Net investment income	$43	$—
Net realized gain on investments	1	—
Net unrealized appreciation of investments	479	—

Net Increase In Net Assets Resulting From Operations	523	—

Distributions to Shareholders:
From net investment income
Class R3	(11)	—
Class R4	(11)	—
Class R5	(11)	—

Total distributions	(33)	—

Capital Share Transactions:
Class R3	124	1,000
Class R4	100	1,000
Class R5	23	1,000

Net increase from capital share transactions	247	3,000

Net Increase In Net Assets	737	3,000
Net Assets:
Beginning of period	3,000	—

End of period	$3,737	$3,000

Accumulated undistributed (distribution in excess of) net investment income (loss)	$10	$—

*	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Target Retirement 2050 Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.
Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.
The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).
2.	Significant Accounting Policies:
The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.
Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.
b)	Security Valuation — Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.
The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

9

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.
Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.
Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.
•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.
Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.
c)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had investments in indexed securities as of October 31, 2009, as shown on the Schedule of Investments under Exchange Traded Funds.

10

d)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.
The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.
Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).
e)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.
f)	Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Realized Gains and (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$33
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$10
Unrealized Appreciation *	479

Total Accumulated Earnings	$489

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated net realized loss on investments by $1 and increase paid-in-capital by $1.

e)	Capital Loss Carryforward — The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2009.

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement — Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

12

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)	Distribution and Service Plan for Class R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	101
Class R4	101
Class R5	101
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,468
Sales Proceeds Excluding U.S. Government Obligations	235
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and for the one-day period ended October 31, 2008:

	For the Year Ended October 31, 2009					For the One-Day Period Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	10	1	—	—	11	100	—	—	—	100
Amount	$118	$11	$(5)	$—	$124	$1,000	$—	$—	$—	$1,000
Class R4
Shares	8	1	—	—	9	100	—	—	—	100
Amount	$89	$11	$—	$—	$100	$1,000	$—	$—	$—	$1,000
Class R5
Shares	3	1	(1)	—	3	100	—	—	—	100
Amount	$25	$11	$(13)	$—	$23	$1,000	$—	$—	$—	$1,000
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

14

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15

The Hartford Target Retirement 2050 Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
From (commencement of operations) October 31, 2008 through October 31, 2009
R3	$10.00	$0.12	$—	$1.57	$1.69	$(0.11)	$—	$—	$(0.11)	$1.58	$11.58
R4	10.00	0.15	—	1.57	1.72	(0.11)	—	—	(0.11)	1.61	11.61
R5	10.00	0.16	—	1.56	1.72	(0.11)	—	—	(0.11)	1.61	11.61

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Expense ratios do not include expenses of the Underlying Funds.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

16

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
	Net Assets at	Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net
	End of Period	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Investment Income to	Portfolio Turnover
Total Return(b)	(000’s)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Expenses not Subject to Cap(c)	Average Net Assets	Rate(d)
17.18%	$1,285	2.42%	0.39%	0.39%	1.23%	8%
17.54	1,262	2.13	0.09	0.09	1.53	—
17.55	1,190	1.83	0.04	0.04	1.56	—

17

Report of Independent Registered Public Accounting Firm
The Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2050 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2050 Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

18

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 — 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 — 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 — 2009.

20

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

The Hartford Target Retirement 2050 Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class R3	0.108	N/A	N/A	0.108
Class R4	0.113	N/A	N/A	0.113
Class R5	0.113	N/A	N/A	0.113
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

22

The Hartford Target Retirement 2050 Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class R3	$1,000.00	$1,211.30	$2.23	$1,000.00	$1,023.19	$2.04	0.40%	184	365
Class R4	$1,000.00	$1,213.20	$0.50	$1,000.00	$1,024.75	$0.46	0.09	184	365
Class R5	$1,000.00	$1,213.20	$0.28	$1,000.00	$1,024.95	$0.26	0.05	184	365

23

The Hartford Target Retirement 2050 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Target Retirement 2050 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

24

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered

25

The Hartford Target Retirement 2050 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)
representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-46 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

THE HARTFORD MUTUAL FUNDS 2009 Annual Report The Hartford Total Return Bond Fund

The Hartford Total Return Bond Fund

The Hartford Total Return Bond Fund inception 07/22/1996

(subadvised by Hartford Investment Management Company)	Investment objective — Seeks a competitive total return, with income as a secondary objective.
Performance Overview(1) 10/31/99 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	10
	Year	Year	Year

Total Return Bond A#	16.38%	3.27%	5.42%
Total Return Bond A##	11.14%	2.33%	4.94%
Total Return Bond B#	15.60%	2.52%	NA *
Total Return Bond B##	10.60%	2.18%	NA *
Total Return Bond C#	15.61%	2.53%	4.70%
Total Return Bond C##	14.61%	2.53%	4.70%
Total Return Bond I#	16.78%	3.50%	5.53%
Total Return Bond R3#	16.19%	3.36%	5.71%
Total Return Bond R4#	16.39%	3.50%	5.78%
Total Return Bond R5#	16.86%	3.66%	5.86%
Total Return Bond Y#	16.87%	3.71%	5.89%
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.05%	6.31%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.
Portfolio Manager
Nasri Toutoungi
Managing Director
How did the Fund perform?
The Class A shares of The Hartford Total Return Bond Fund returned 16.38%, before sales charge, for the twelve-month period ended October 31, 2009. In comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 13.79%, while the average return of the Lipper Intermediate Investment Grade Funds category, a group of funds with investment strategies similar to those of the Fund, was 17.67%.
Why did the Fund perform this way?
The twelve-month period ending October 31, 2009, had three phases. The last two months of 2008 were marked by continued broad weakness in asset prices. The first quarter of 2009 was unique for the recovery in industrial debt spreads across the rating spectrum, but weakness continued in Equities, Commercial Real Estate and Bank and Finance Company Debt. The third phase began mid March with the recovery of equities and was perpetuated by the expansion of Term Asset-Backed Securities Loan Facility (TALF), the initiation of the Public-Private Investment Program (PPIP) and the successful results of the U.S. Department of the Treasury’s bank stress tests. Since the early part of second quarter 2009 all fixed income spread sectors (i.e. issues yielding more than Treasuries) have experienced spread tightening (i.e. short and long term interest rates moving closer together) and significant outperformance versus like maturity Treasuries.

The Fund began the year overweight (i.e. the Fund’s sector position was greater than the benchmark position) spread sectors such as Investment Grade and High Yield Corporate Debt and subsequently added to those overweights as confidence was restored to the financial markets. It was this overweight to spread product and well timed expansion of the overweight that led to benchmark outperformance over the period.
The majority of the investment grade corporate overweight was allocated in the Industrial sector, but an overweight was also maintained in Financials. The Barclays Capital Investment Grade Corporate Index produced an excess return of 24.25% (over similar duration treasuries) in the twelve-month period ending October 31, 2009. Similarly, the Fund maintained an overweight to Commercial Mortgage Backed Securities (CMBS) through most of the year. The Barclays Capital CMBS Index produced a 16.12% excess return (over similar duration treasuries) over the period.
The Fund also maintained allocations to out of benchmark sectors. Allocations were adjusted throughout the period, but the average allocation to High Yield, Bank Loans and Emerging Markets was 4.4%, 3.6% and 1.2%, respectively. Total returns for each of these sectors were significantly higher than that of the Barclays Capital U.S. Aggregate Bond Index.
The Fund was underweight (i.e. the Fund’s sector position was less than the benchmark position) the benchmark in Treasuries, Mortgage Backed Securities (MBS) and Agencies. Although Agencies and MBS had positive returns over the period, those returns significantly lagged those of the previously mentioned sectors.
Yield curve and duration (i.e. sensitivity to changes in interest rates) exposure was applied tactically throughout the period but very little performance can be attributed to this positioning. This was due to the fact that the Fund had intermittent periods of both positive and negative contributions from yield curve / duration, in essence canceling each other out.
What is Your Outlook?
Our view of the yield curve is consistent with low growth and low inflation. We expect yields to remain in their current ranges across the curve (ten year range 3.2%-3.8%). Longer maturities will continue to experience volatility with supply pressure, inflation concerns, dollar policy concerns and weak growth but will likely remain in a range as well. We think the shape of the short end (three month-three years) of the curve already implies the imminent removal of accommodative monetary policy, even though we do not think this is likely happen any time soon. Despite the very low level of two year yields, the marginal increase in yields from three months to two years is compelling.
Structured products, namely Asset Backed Securities (ABS) and CMBS, have benefited significantly from the TALF and PPIP programs. Despite the tremendous price appreciation experienced in these sectors already, we believe opportunity remains. In the ABS space, Auto Receivables with accumulated capital cushions remain attractive. Similarly, the higher quality tranches of well underwritten CMBS structures remain attractive despite a less than rosy forecast for commercial real estate.
Corporate credit has had a record breaking year already especially within the high yield market and investment grade market. Despite this performance, current spread levels remain congruent with past recessions; and we feel that the expected ongoing economic weakness is already “priced-in”.
We expect positive returns from Corporate Debt in the coming fourth quarter but on a much more modest level relative to the results year to date. These asset classes, in particular High Yield Bonds, offer the most compelling prospects for yield and total return in the Fund. Bank Loans, although still attractive on a fundamental basis, are expected to contribute less on a yield basis to the Fund and offer less potential for continued capital appreciation.
Distribution by Credit Quality
as of October 31, 2009

Percentage of
Long Term
Rating	Holdings

AAA	58 .0%
AA	5 .6
A	13 .0
BBB	12 .0
BB	4 .6
B	3 .6
CCC	0 .8
Not Rated	2 .4

Total	100.0%

Diversification by Security Type
as of October 31, 2009

Percentage of
Category	Net Assets

Affiliated Investment Companies	1 .2%
Asset & Commercial Mortgage Backed Securities	7 .9
Call Options Purchased	0 .1
Corporate Bonds: Investment Grade	32 .1
Corporate Bonds: Non-Investment Grade	5 .7
Municipal Bonds	1 .0
Preferred Stocks	0 .0
Put Options Purchased	0 .0
Senior Floating Rate Interests: Non-Investment Grade	2 .9
U.S. Government Agencies	27 .1
U.S. Government Securities	19 .6
Short-Term Investments	7 .7
Other Assets and Liabilities	(5 .3)

Total	100.0%

Diversification by Industry
as of October 31, 2009

Percentage of
Industry	Net Assets

Fixed Income Securities
Accommodation and Food Services	0.3%
Administrative Waste Management and Remediation	0.6
Air Transportation	0.0
Arts, Entertainment and Recreation	1.5
Beverage and Tobacco Product Manufacturing	1.1
Chemical Manufacturing	1.0
Computer and Electronic Product Manufacturing	0.1
Construction	0.2
Educational Services	0.1
Finance and Insurance	18.5
Food Manufacturing	0.3
Food Services	0.0
Foreign Governments	5.7
General Obligations	0.3
Health Care and Social Assistance	2.0
Higher Education (Univ., Dorms, etc.)	0.2
Information	4.6
Machinery Manufacturing	0.1
Mining	1.3
Miscellaneous Manufacturing	0.8
Motor Vehicle & Parts Manufacturing	0.1
Nonmetallic Mineral Product Manufacturing	0.1
Paper Manufacturing	0.3
Petroleum and Coal Products Manufacturing	2.8
Pipeline Transportation	1.0
Plastics and Rubber Products Manufacturing	0.0
Primary Metal Manufacturing	0.5
Printing and Related Support Activities	0.1
Professional, Scientific and Technical Services	0.3
Rail Transportation	0.1
Real Estate and Rental and Leasing	0.6
Retail Trade	0.5
Soap, Cleaning Compound and Toilet Manufacturing	0.1
Transit and Ground Passenger Transportation	0.0
Transportation	0.5
U.S. Government Agencies	27.1
U.S. Government Securities	19.6
Utilities	3.9
Other Securities
Banks	0.0
Diversified Financials	1.2
Long Call Future Option Contract	0.1
Long Put Future Option Contract	0.0
Short-Term Investments	7.7
Other Assets and Liabilities	(5.3)

Total	100.0%

The Hartford Total Return Bond Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 1.2%
FIXED INCOME FUNDS - 1.2%
936	The Hartford Floating Rate Fund, Class Y	$7,761
2,328	The Hartford High Yield Fund, Class Y	15,667

	Total fixed income funds (cost $21,861)	$23,428

	Total investments in affiliated investment companies (cost $21,861)	$23,428

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 7.9%
	Finance and Insurance - 7.9%
	Ally Automotive Receivables Trust
$950	3.00%, 10/15/2015 ■	$956
	Banc of America Commercial Mortgage, Inc.
13,599	4.52%, 09/11/2036 ⌂►	73
	Bank of America Automotive Trust
3,400	3.03%, 10/15/2016 ■	3,443
	Bayview Commercial Asset Trust
18,571	7.50%, 09/25/2037 ⌂►	1,489
	Bear Stearns Commercial Mortgage Securities, Inc.
9,017	4.07%, 07/11/2042 ⌂►	179
8,397	4.12%, 11/11/2041 ⌂►	130
4,200	4.83%, 11/11/2041	4,166
4,060	5.12%, 02/11/2041 ∆	4,021
4,310	5.90%, 09/11/2038 ∆	4,392
	CBA Commercial Small Balance Commercial Mortgage
23,571	7.00%, 07/25/2035 - 06/25/2038 ⌂►†	1,538
	Chase Issuance Trust
2,660	5.12%, 10/15/2014	2,887
	Citibank Credit Card Issuance Trust
1,120	5.70%, 05/15/2013	1,149
	Citigroup Commercial Mortgage Trust
7,735	5.41%, 10/15/2049	7,814
2,130	5.89%, 12/10/2049 ∆	1,560
	Citigroup Mortgage Loan Trust, Inc.
—	0.00%, 01/25/2037 ⌂†	—
318	12.00%, 01/25/2037 ⌂	19
	Commercial Mortgage Pass-Through Certificates
3,840	4.72%, 03/10/2039	3,803
3,185	5.23%, 07/10/2037	3,197
4,230	5.46%, 07/10/2037 ∆	4,245
	Countrywide Asset-Backed Certificates
264	5.46%, 07/25/2035	109
	Countrywide Home Loans, Inc.
8,507	6.00%, 10/25/2037 ⌂	7,080
	Credit-Based Asset Servicing and Securitization
723	0.51%, 05/25/2036 ■∆	449
1,125	5.86%, 04/25/2037	608
	CS First Boston Mortgage Securities Corp.
1,790	5.23%, 12/15/2040	1,780
	Daimler Chrysler Automotive Trust
900	4.71%, 09/10/2012 ∆	929
	GE Business Loan Trust
1,699	1.29%, 05/15/2034 ■∆	391
26,865	6.14%, 05/15/2034 ⌂►	73
	GE Capital Commercial Mortgage Corp.
2,480	5.05%, 07/10/2045 ∆	2,494
	Goldman Sachs Mortgage Securities Corp. II
19,922	4.38%, 08/10/2038 ⌂►	97
	Green Tree Financial Corp.
182	7.24%, 06/15/2028	183
	Greenwich Capital Commercial Funding Corp.
6,630	4.80%, 08/10/2042	6,330
3,465	5.44%, 03/10/2039 ∆	3,092
4,250	6.12%, 07/10/2038 ∆	4,075
	JP Morgan Automotive Receivable Trust
385	12.85%, 03/15/2012 ⌂†	97
	JP Morgan Chase Commercial Mortgage Securities Corp.
2,036	4.72%, 01/15/2038	2,003
71,959	4.82%, 08/12/2037 ►	154
5,035	5.04%, 03/15/2046 ∆	5,035
3,935	5.34%, 12/15/2044 ∆	3,951
3,390	5.34%, 05/15/2047	3,051
1,740	5.40%, 05/15/2045	1,615
80,796	5.42%, 05/12/2045 ►	1,219
4,650	5.47%, 04/15/2043 ∆	4,520
	LB-UBS Commercial Mortgage Trust
2,647	4.48%, 10/15/2029	2,587
19,742	5.26%, 09/15/2039 ⌂►	399
3,850	5.88%, 06/15/2038 ∆	3,796
	Lehman Brothers Small Balance Commercial
791	5.52%, 09/25/2030 ■	540
1,100	5.62%, 09/25/2036 ■	912
	Marlin Leasing Receivables LLC
1,484	5.33%, 09/16/2013 ■	1,482
	Merrill Lynch Mortgage Trust
864	5.83%, 06/12/2050 ∆	741
1,776	6.02%, 06/12/2050 ∆	1,274
	Merrill Lynch/Countrywide Commercial Mortgage Trust
19,750	5.27%, 07/12/2046 ⌂►	470
2,070	5.38%, 08/12/2048	1,626
	Morgan Stanley Capital I
4,160	4.70%, 07/15/2056	4,109
4,050	5.01%, 01/14/2042	4,103
5,560	5.23%, 09/15/2042	5,555
	Morgan Stanley Dean Witter Capital I
2,756	0.00%, 08/25/2032 ⌂►†	—
	Nationstar Home Equity Loan Trust
48	0.00%, 03/25/2037 ⌂•	—
	North Street Referenced Linked Notes
850	1.33%, 04/28/2011 ⌂†∆	92
	Popular ABS Mortgage Pass-Through Trust
619	4.75%, 12/25/2034	583
437	5.42%, 04/25/2035 ⌂	194
The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 7.9% — (continued)
	Finance and Insurance - 7.9% — (continued)
	Renaissance Home Equity Loan Trust
$611	5.36%, 05/25/2035	$261
3,520	5.58%, 11/25/2036 ∆	3,088
1,230	5.75%, 05/25/2036 ∆	951
	Residential Funding Mortgage Securities, Inc.
5,126	6.00%, 07/25/2037	4,343
	Sovereign Commercial Mortgage Securities
5,469	5.79%, 07/22/2030 ■∆	5,408
	Swift Master Automotive Receivables Trust
4,225	0.89%, 10/15/2012 ∆	4,140
	Wachovia Bank Commercial Mortgage Trust
3,690	5.31%, 11/15/2048	3,570
4,193	5.34%, 12/15/2043	3,234
3,850	5.41%, 07/15/2041 ∆	3,877
	Wamu Commercial Mortgage Securities Trust
4,760	0.00%, 03/23/2045 ■•	1,605
	Wells Fargo Alternative Loan Trust
3,529	6.25%, 11/25/2037 ⌂	2,589

		155,925

	Total asset & commercial mortgage backed securities (cost $151,636)	$155,925

CORPORATE BONDS: INVESTMENT GRADE - 32.1%
	Administrative Waste Management and Remediation - 0.5%
	Allied Waste North America, Inc.
$8,263	7.25%, 03/15/2015 ‡	$8,687
	Browning-Ferris Industries, Inc.
1,770	7.40%, 09/15/2035	2,035

		10,722

	Air Transportation - 0.0%
	Continental Airlines, Inc.
18	8.05%, 11/01/2020	18

	Arts, Entertainment and Recreation - 0.8%
	DirecTV Holdings LLC
4,420	4.75%, 10/01/2014 ■	4,509
2,525	7.63%, 05/15/2016 ‡	2,740
	News America Holdings, Inc.
1,529	5.65%, 08/15/2020 ■	1,584
	News America, Inc.
1,269	6.90%, 08/15/2039 ■	1,345
	Time Warner Entertainment Co., L.P.
4,215	8.38%, 07/15/2033	5,055

		15,233

	Beverage and Tobacco Product Manufacturing - 1.1%
	Altria Group, Inc.
3,536	10.20%, 02/06/2039	4,714
	Anheuser-Busch Cos., Inc.
2,000	8.20%, 01/15/2039 ■	2,523
	Anheuser-Busch InBev N.V.
3,978	4.13%, 01/15/2015 ■	4,011
8,255	7.75%, 01/15/2019 ■	9,620

		20,868

	Chemical Manufacturing - 0.6%
	Dow Chemical Co.
7,375	8.55%, 05/15/2019 ‡	8,419
	Yara International ASA
2,775	7.88%, 06/11/2019 ■	3,163

		11,582

	Construction - 0.2%
	CRH America, Inc.
2,800	5.30%, 10/15/2013	2,909
1,520	8.13%, 07/15/2018	1,755

		4,664

	Educational Services - 0.1%
	President & Fellows of Harvard
2,220	6.00%, 01/15/2019 ■	2,511

	Finance and Insurance - 10.2%
	ABX Financing Co.
1,200	6.35%, 10/15/2036 ■	1,249
	American Express Centurion Bank
4,000	5.95%, 06/12/2017	4,112
	American Express Co.
2,547	5.50%, 04/16/2013	2,706
3,463	5.55%, 10/17/2012	3,697
	American General Finance Corp.
4,055	6.90%, 12/15/2017	2,822
	Amvescap plc
1,001	5.38%, 02/27/2013	1,014
	Army Hawaii Family Housing Trust Certificates
915	5.52%, 06/15/2050 ■	653
	BAC Capital Trust XI
810	6.63%, 05/23/2036	697
	BAE Systems Holdings, Inc.
4,894	5.20%, 08/15/2015 ■	5,100
	Bank of America Corp.
5,905	5.65%, 05/01/2018 ‡	5,968
5,270	6.50%, 08/01/2016	5,638
2,630	7.38%, 05/15/2014 ‡	2,945
	Barclays Bank plc
4,490	5.00%, 09/22/2016 ‡	4,589
4,905	6.05%, 12/04/2017 ■	4,997
	Capital One Bank
4,205	8.80%, 07/15/2019 ‡	4,981
	Citigroup, Inc.
3,885	2.13%, 04/30/2012 ‡	3,959
3,508	6.38%, 08/12/2014 ‡	3,721
3,740	8.13%, 07/15/2039 ‡	4,352
1,415	8.30%, 12/21/2057 ∆	1,309
5,853	8.50%, 05/22/2019 ‡	6,842
	Comerica Capital Trust II
1,462	6.58%, 02/20/2037 ∆	1,053
	Commonwealth Bank of Australia
4,972	5.00%, 10/15/2019 ■	4,994
	Corpoacion Andina De Fomento
215	8.13%, 06/04/2019	256
The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 32.1% — (continued)
		Finance and Insurance - 10.2% — (continued)
		Credit Agricole S.A.
	$5,009	6.64%, 05/31/2017 ■‡♠∆	$3,957
		First Union Capital I
	1,595	7.94%, 01/15/2027	1,557
		Goldman Sachs Capital Trust II
	5,092	5.79%, 06/01/2012 ♠∆	3,787
		Goldman Sachs Group, Inc.
	2,448	6.35%, 02/15/2034	2,319
		Guardian Life Insurance Co.
	3,608	7.38%, 09/30/2039 ■	3,647
		Iberdrola Finance Ireland
	3,592	5.00%, 09/11/2019 ■	3,622
		Jefferies Group, Inc.
	3,183	8.50%, 07/15/2019	3,457
		JP Morgan Chase & Co.
	2,666	3.70%, 01/20/2015	2,678
	4,430	6.30%, 04/23/2019	4,862
		JP Morgan Chase Capital II
	1,485	0.98%, 02/01/2027 ∆	1,056
		JP Morgan Chase Capital XXV
	3,964	6.80%, 10/01/2037	3,897
		Massachusetts Mutual Life Insurance Co.
	2,438	8.88%, 06/01/2039 ■	2,970
		Mellon Capital IV
	5,444	6.24%, 06/20/2012 ♠∆	4,260
		Metlife, Inc.
	220	5.38%, 12/15/2012	237
		Metropolitan Life Global Funding I
	4,290	0.55%, 03/15/2012 ■∆	4,176
	1,400	5.13%, 06/10/2014 ■	1,487
		Morgan Stanley
	4,040	5.38%, 10/15/2015	4,191
	5,045	7.30%, 05/13/2019	5,652
		National City Bank of Ohio
	800	4.50%, 03/15/2010	809
		New York Life Insurance Co.
	3,766	6.75%, 11/15/2039 ■	3,819
		Northgroup Preferred Capital Corp.
	2,685	6.38%, 10/15/2017 ■♠∆	2,328
		PNC Preferred Funding Trust II
	6,700	6.11%, 03/15/2012 ■♠∆	4,535
		Progressive Corp.
	1,615	6.70%, 06/15/2037 ∆	1,414
		Prudential Financial, Inc.
	7,083	4.75%, 09/17/2015	7,108
	2,404	5.15%, 01/15/2013	2,523
	2,240	7.38%, 06/15/2019	2,503
		Rabobank Netherlands
	1,609	11.00%, 06/30/2019 ■♠	2,019
		Simon Property Group L.P.
	2,581	6.75%, 05/15/2014	2,777
		State Street Capital Trust III
	7,723	8.25%, 03/15/2042 ∆	7,790
		SunTrust Banks, Inc.
	1,265	0.53%, 05/21/2012 ∆	1,198
	3,625	0.70%, 08/24/2015 ∆	2,922
		Svenska Handelsbanken AB
	4,675	4.88%, 06/10/2014 ■	4,907
		Temasek Financial I Ltd.
	7,840	4.30%, 10/25/2019 ■	7,744
		UBS AG Stamford
	3,950	5.88%, 12/20/2017	4,057
		USB Capital IX
	1,384	6.19%, 04/15/2011 ♠∆	1,062
		Wells Fargo Bank NA
	6,385	0.65%, 05/16/2016 ∆	5,522
		ZFS Finance USA Trust I
	939	6.50%, 05/09/2037 ■∆	760

			201,263

		Food Services - 0.0%
		Arcos Dorados S.A.
	700	7.50%, 10/01/2019 ■	676

		Foreign Governments - 5.2%
		Banco Nacional De Desenvolvimento
	860	6.50%, 06/10/2019 ■	905
		Brazil (Republic of)
	1,213	8.00%, 01/15/2018	1,385
		Colombia (Republic of)
	1,450	7.38%, 03/18/2019 ‡	1,640
		Deutsche Bundesrepublik
EUR	23,550	3.75%, 01/04/2015	36,693
		France (Government of)
EUR	22,810	3.75%, 10/25/2019	34,102
		Hungary (Republic of)
	1,955	4.75%, 02/03/2015	1,936
		Japanese Government
JPY	1,583,500	0.40%, 03/15/2011	17,632
		Peru (Republic of)
	1,115	6.55%, 03/14/2037	1,160
	1,305	7.13%, 03/30/2019	1,481
		Russian Federation Government
	1,691	7.50%, 03/31/2030 §	1,881
		South Africa (Republic of)
	1,675	5.88%, 05/30/2022	1,763
		United Mexican States
	1,680	5.95%, 03/19/2019	1,756

			102,334

		Health Care and Social Assistance - 1.2%
		Amgen, Inc.
	1,659	6.40%, 02/01/2039	1,893
		CVS Caremark Corp.
	2,911	6.30%, 06/01/2037 ‡∆	2,504
		CVS Corp.
	3,919	8.35%, 07/10/2031 ■	4,450
		Pfizer, Inc.
	3,720	6.20%, 03/15/2019	4,235
	3,870	7.20%, 03/15/2039	4,863
		Roche Holdings, Inc.
	3,730	5.00%, 03/01/2014 ■	4,040
	1,796	7.00%, 03/01/2039 ■	2,207

			24,192

		Information - 2.7%
		AT&T, Inc.
	3,410	6.55%, 02/15/2039 ‡	3,689
		Cingular Wireless Services, Inc.
	4,780	8.75%, 03/01/2031 ‡	6,303
		Qwest Corp.
	1,480	7.20%, 11/10/2026	1,258
	3,330	7.25%, 10/15/2035	2,764
The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 32.1% — (continued)
	Information - 2.7% — (continued)
	Rogers Cable, Inc.
$855	8.75%, 05/01/2032	$1,098
	Rogers Wireless, Inc.
2,872	6.38%, 03/01/2014	3,176
	TCI Communications, Inc.
685	8.75%, 08/01/2015	817
	Telecom Italia Capital
2,054	7.18%, 06/18/2019	2,277
4,515	7.72%, 06/04/2038	5,236
	Telefonica Emisiones SAU
3,888	4.95%, 01/15/2015	4,117
	Time Warner Cable, Inc.
2,406	8.25%, 04/01/2019	2,894
	Verizon Communications, Inc.
3,364	6.90%, 04/15/2038	3,802
	Verizon Virginia, Inc.
4,370	4.63%, 03/15/2013	4,568
	Verizon Wireless
6,858	5.55%, 02/01/2014 ■	7,473
3,108	8.50%, 11/15/2018 ■	3,872

		53,344

	Mining - 1.1%
	Anglo American Capital plc
6,879	9.38%, 04/08/2014 - 04/08/2019 ■	8,066
	Barrick Australia Finance
3,685	5.95%, 10/15/2039 ■	3,600
	Barrick Gold Corp.
3,065	6.95%, 04/01/2019	3,499
	Rio Tinto Finance USA Ltd.
4,450	5.88%, 07/15/2013	4,796
1,935	9.00%, 05/01/2019	2,407

		22,368

	Miscellaneous Manufacturing - 0.7%
	L-3 Communications Corp.
2,317	5.20%, 10/15/2019 ■	2,340
	Meccanica Holdings USA, Inc.
6,528	6.25%, 07/15/2019 - 01/15/2040 ■	6,767
	Tyco International Ltd.
3,426	8.50%, 01/15/2019	4,178

		13,285

	Nonmetallic Mineral Product Manufacturing - 0.1%
	Holcim Ltd.
1,456	6.00%, 12/30/2019 ■	1,501

	Petroleum and Coal Products Manufacturing - 2.6%
	Canadian Natural Resources Ltd.
391	6.25%, 03/15/2038	414
3,405	6.50%, 02/15/2037 ‡	3,697
	Cenovus Energy Inc.
4,062	5.70%, 10/15/2019 ■	4,221
	ConocoPhillips
3,346	6.50%, 02/01/2039 ‡	3,745
	Consumers Energy Co.
1,460	5.15%, 02/15/2017	1,519
1,595	5.38%, 04/15/2013	1,716
2,240	6.70%, 09/15/2019 ‡	2,573
	Diamond Offshore Drilling, Inc.
3,324	5.70%, 10/15/2039	3,245
	EnCana Corp.
815	6.50%, 05/15/2019	905
	Husky Energy, Inc.
1,173	7.25%, 12/15/2019	1,356
	Kazmunaigaz Finance Sub B.V.
1,515	8.38%, 07/02/2013 §	1,602
	Nabors Industries, Inc.
2,712	9.25%, 01/15/2019	3,276
	Occidental Petroleum Corp.
3,679	4.13%, 06/01/2016	3,784
	Petrobras International Finance Co.
2,200	5.75%, 01/20/2020	2,193
2,175	6.88%, 01/20/2040	2,173
	Petro-Canada
4,295	5.95%, 05/15/2035	4,214
	Sempra Energy
2,096	6.50%, 06/01/2016	2,302
3,413	9.80%, 02/15/2019	4,355
	TNK-BP Finance S.A.
1,100	6.63%, 03/20/2017 §	1,049
	Valero Energy Corp.
2,786	9.38%, 03/15/2019	3,297

		51,636

	Pipeline Transportation - 0.8%
	Enbridge Energy Partners
2,106	6.50%, 04/15/2018	2,263
	Enterprise Products Operations LLC
4,122	6.50%, 01/31/2019 ‡	4,552
	Kinder Morgan Energy Partners L.P.
3,240	5.63%, 02/15/2015	3,477
2,175	6.50%, 02/01/2037	2,194
450	6.95%, 01/15/2038	482
	TransCanada Pipelines Ltd.
2,649	7.25%, 08/15/2038	3,219

		16,187

	Primary Metal Manufacturing - 0.5%
	Alcan, Inc.
672	6.13%, 12/15/2033	679
665	7.25%, 03/15/2031	742
	ArcelorMittal
3,635	7.00%, 10/15/2039	3,437
4,330	9.00%, 02/15/2015 ‡	4,999

		9,857

	Rail Transportation - 0.1%
	Canadian Pacific Railway Co.
1,499	7.25%, 05/15/2019	1,729

	Real Estate and Rental and Leasing - 0.5%
	COX Communications, Inc.
1,718	6.25%, 06/01/2018 ■	1,807
2,105	8.38%, 03/01/2039 ■	2,524
	ERAC USA Finance Co.
3,999	5.60%, 05/01/2015 ■‡	4,037
	US Bank Realty Corp.
3,700	6.09%, 01/15/2012 ■♠∆	2,583

		10,951

	Utilities - 3.1%
	Alabama Power Co.
2,485	6.00%, 03/01/2039	2,728
The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 32.1% — (continued)
	Utilities - 3.1% — (continued)
	CenterPoint Energy Resources Corp.
$2,325	6.13%, 11/01/2017 ‡	$2,427
690	6.63%, 11/01/2037	698
	CenterPoint Energy, Inc.
2,775	6.85%, 06/01/2015	2,913
	Commonwealth Edison Co.
3,516	5.80%, 03/15/2018 ‡	3,795
	Detroit Edison Co.
565	6.13%, 10/01/2010	591
	Duke Energy Corp.
1,280	5.25%, 01/15/2018	1,368
1,339	6.35%, 08/15/2038	1,537
3,002	7.00%, 11/15/2018 ‡	3,568
	EDP Finance B.V.
5,256	4.90%, 10/01/2019 ■	5,280
	Electricite de France
3,960	6.95%, 01/26/2039 ■‡	4,799
	Enel Finance International S.A.
3,332	3.88%, 10/07/2014 ■	3,370
3,758	6.00%, 10/07/2039 ■	3,844
	Exelon Generation Co. LLC
3,033	6.25%, 10/01/2039	3,165
	Florida Power Corp.
1,152	5.80%, 09/15/2017	1,267
	Northeast Utilities
1,450	5.65%, 06/01/2013	1,498
	Northern States Power Co.
1,170	6.25%, 06/01/2036	1,321
	Pacific Gas & Electric Co.
1,655	5.63%, 11/30/2017	1,816
	Pacific Gas & Electric Energy Recovery
	Funding LLC
2,453	8.25%, 10/15/2018	3,085
	PSEG Power
1,287	5.00%, 04/01/2014	1,350
	Public Service Co. of Colorado
1,557	6.50%, 08/01/2038	1,848
	Southern California Edison Co.
6,441	5.75%, 03/15/2014	7,177
	Virginia Electric & Power Co.
1,627	5.10%, 11/30/2012	1,766

		61,211

	Total corporate bonds: investment grade (cost $598,955)	$636,132

CORPORATE BONDS: NON-INVESTMENT GRADE - 5.7%
	Accommodation and Food Services - 0.3%
	Harrah’s Operating Co., Inc.
$1,420	11.25%, 06/01/2017 ■	$1,448
	MGM Mirage, Inc.
3,195	11.13%, 11/15/2017 ■	3,515
920	11.38%, 03/01/2018 ■	828

		5,791

	Arts, Entertainment and Recreation - 0.4%
	AMC Entertainment, Inc.
885	8.75%, 06/01/2019	907
	First Data Corp.
4,470	9.88%, 09/24/2015	4,124
	TL Acquisitions, Inc.
1,840	10.50%, 01/15/2015 ■	1,739
	Virgin Media Finance plc
2,075	9.50%, 08/15/2016	2,194

		8,964

	Chemical Manufacturing - 0.1%
	Potlatch Corp.
1,900	12.50%, 12/01/2009 ⌂∆	1,901

	Computer and Electronic Product Manufacturing - 0.1%
	Seagate Technology International
1,490	10.00%, 05/01/2014 ■	1,654

	Construction - 0.0%
	Desarrolladora Homes S.A.
455	7.50%, 09/28/2015	441

	Finance and Insurance - 0.4%
	American General Finance Corp.
645	5.85%, 06/01/2013	483
	Ford Motor Credit Co.
2,660	7.50%, 08/01/2012	2,590
	Liberty Mutual Group, Inc.
1,825	10.75%, 06/15/2058 ■	1,916
	LPL Holdings, Inc.
3,790	10.75%, 12/15/2015 ■	3,838

		8,827

	Food Manufacturing - 0.1%
	Smithfield Foods, Inc.
1,230	10.00%, 07/15/2014 ■	1,291

	Foreign Governments - 0.5%
	El Salvador (Republic of)
960	7.65%, 06/15/2035 §	960
955	8.25%, 04/10/2032 §	974
	Indonesia (Republic of)
2,442	6.88%, 01/17/2018 §	2,595
	Philippines (Republic of)
580	6.38%, 10/23/2034	567
1,600	6.50%, 01/20/2020	1,698
464	8.38%, 06/17/2019	561
	Venezuela (Republic of)
2,823	5.75%, 02/26/2016 §	1,899

		9,254

	Health Care and Social Assistance - 0.4%
	Biomet, Inc.
1,990	10.38%, 10/15/2017	2,142
	HCA, Inc.
4,810	9.25%, 11/15/2016	5,027
	Rite Aid Corp.
1,560	9.50%, 06/15/2017	1,271

		8,440

	Information - 1.2%
	CSC Holdings, Inc.
1,550	8.50%, 04/15/2014 ■	1,637
	Frontier Communications Corp.
930	8.25%, 05/01/2014	953
	Intelsat Bermuda Ltd.
3,500	9.25%, 06/15/2016 ⌂	3,360
	Intelsat Corp.
540	9.25%, 06/15/2016	549
The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE — 5.7% — (continued)
	Information — 1.2% — (continued)
	Level 3 Financing, Inc.
$1,965	12.25%, 03/15/2013	$2,048
	MetroPCS Wireless, Inc.
2,100	9.25%, 11/01/2014	2,116
	Mobile Telesystems Finance S.A.
1,810	8.00%, 01/28/2012 §	1,876
	Sprint Capital Corp.
4,260	8.75%, 03/15/2032	3,685
	Videotron Ltee
1,395	9.13%, 04/15/2018	1,510
	Wind Acquisition Finance S.A.
3,030	11.75%, 07/15/2017 ■	3,424
	Windstream Corp.
1,770	8.63%, 08/01/2016	1,819

		22,977

	Machinery Manufacturing — 0.1%
	Case New Holland, Inc.
1,550	7.75%, 09/01/2013 ■	1,538

	Mining — 0.2%
	Drummond Co., Inc.
680	7.38%, 02/15/2016 ■	622
	Teck Resources Ltd.
2,820	10.75%, 05/15/2019	3,285
	Vedanta Resources plc
955	9.50%, 07/18/2018 §	946

		4,853

	Paper Manufacturing — 0.1%
	Georgia-Pacific LLC
1,445	8.25%, 05/01/2016 ■	1,532

	Petroleum and Coal Products Manufacturing — 0.2%
	Chesapeake Energy Corp.
1,415	7.00%, 08/15/2014	1,426
720	9.50%, 02/15/2015	779
	Petrohawk Energy Corp.
1,545	7.88%, 06/01/2015	1,560

		3,765

	Pipeline Transportation — 0.2%
	Dynegy Holdings, Inc.
2,120	7.75%, 06/01/2019	1,786
	El Paso Corp.
1,375	7.00%, 06/15/2017	1,376

		3,162

	Printing and Related Support Activities — 0.1%
	Harland Clarke Holdings
1,545	9.50%, 05/15/2015	1,410

	Professional, Scientific and Technical Services — 0.3%
	Affinion Group, Inc.
6,025	11.50%, 10/15/2015 ‡	6,296

	Real Estate and Rental and Leasing — 0.1%
	Hertz Corp.
2,640	8.88%, 01/01/2014	2,673

	Retail Trade — 0.4%
	Dollar General Corp.
2,265	10.63%, 07/15/2015	2,480
	Federated Retail Holdings, Inc.
2,120	5.90%, 12/01/2016	1,956
	Parkson Retail Group Ltd.
2,105	7.88%, 11/14/2011	2,174
	Supervalu, Inc.
1,930	8.00%, 05/01/2016	1,964

		8,574

	Transit and Ground Passenger Transportation — 0.0%
	Grupo Senda Autotransporte
180	10.50%, 10/03/2015 ■	147

	Utilities — 0.5%
	AES Corp.
2,270	8.00%, 10/15/2017 ‡	2,281
	AES El Salvador Trust
800	6.75%, 02/01/2016 §	687
	Calpine Corp.
2,150	7.25%, 10/15/2017 ■	2,026
	Energy Future Holdings Corp.
4,270	10.88%, 11/01/2017 ‡	2,968
	NRG Energy, Inc.
1,945	8.50%, 06/15/2019	1,969

		9,931

	Total corporate bonds: non-investment grade (cost $109,379)	$113,421

MUNICIPAL BONDS — 1.0%
	General Obligations — 0.3%
	Chicago Metropolitan Water Reclamation Dist
$3,485	5.72%, 12/01/2038	$3,670
	Oregon School Boards Association, Taxable Pension
1,250	4.76%, 06/30/2028	1,099

		4,769

	Higher Education (Univ., Dorms, etc.) — 0.2%
	University of California
4,300	5.77%, 05/15/2043	4,493

	Transportation — 0.5%
	Bay Area Toll Auth
5,280	6.26%, 04/01/2049 ☼	5,331
	North Texas Tollway Auth Rev
4,281	6.72%, 01/01/2049	4,664

		9,995

	Total municipal bonds (cost $18,805)	$19,257

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ — 2.9%
	Administrative Waste Management and Remediation — 0.1%
	Affinion Group, Inc.
$1,658	2.74%, 10/17/2012 ±	$1,585
	Brickman Group Holdings, Inc.
1,167	2.28%, 01/23/2014 ±	1,095

		2,680

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE♦ — 2.9% — (continued)
	Arts, Entertainment and Recreation — 0.3%
	Cedar Fair L.P.
$259	2.24%, 08/30/2012 ±	$248
940	4.24%, 12/31/2014 ±	909
	Cengage
627	2.75%, 07/05/2014 ±	542
	Cenveo, Inc., Delayed Draw Term Loan
27	4.79%, 06/21/2013 ±	26
	Cenveo, Inc., Term Loan C
1,305	4.79%, 06/21/2013 ±	1,265
	R.H. Donnelley, Inc.
1,165	6.75%, 10/24/2014 ±Ψ	1,009
	Regal Cinemas, Inc.
1,480	4.03%, 10/27/2013 ±	1,462

		5,461

	Chemical Manufacturing — 0.3%
	Ashland, Inc.
1,298	6.65%, 05/13/2014 ±	1,320
	Hexion Specialty Chemicals
1,237	2.75%, 05/05/2013 ±	962
	Huntsman International LLC
1,342	1.99%, 04/19/2014 ±	1,217
500	2.49%, 06/30/2016 ±	453
	Lyondell Chemical Co.
660	5.80%, 02/03/2010 ±Ψ	622
375	9.17%, 02/03/2010 ±☼Ψ	386
	Lyondell Chemical Co., Dutch RC
17	3.74%, 12/20/2013 ±Ψ	10
	Lyondell Chemical Co., Dutch Tranche A
39	3.74%, 12/20/2013 ±Ψ	22
	Lyondell Chemical Co., German B-1
48	3.99%, 12/20/2014 ±Ψ	27
	Lyondell Chemical Co., German B-2
48	3.99%, 12/20/2014 ±Ψ	28
	Lyondell Chemical Co., German B-3
48	3.99%, 12/20/2014 ±Ψ	27
	Lyondell Chemical Co., Primary RC
63	3.74%, 12/20/2013 ±Ψ	36
	Lyondell Chemical Co., Term Loan A
121	3.74%, 12/20/2013 ±Ψ	68
	Lyondell Chemical Co., U.S. B-1
210	7.00%, 12/20/2014 ±Ψ	119
	Lyondell Chemical Co., U.S. B-2
210	7.00%, 12/20/2014 ±Ψ	119
	Lyondell Chemical Co., U.S. B-3
210	7.00%, 12/20/2014 ±Ψ	119

		5,535

	Finance and Insurance — 0.0%
	Nuveen Investments, Inc.
865	3.28%, 11/13/2014 ±☼	745

	Food Manufacturing — 0.2%
	Dole Food Co., Inc.
52	0.28%, 04/12/2013 ±	52
	Dole Food Co., Inc. Tranche B Term Loan
90	7.97%, 04/12/2013 ±	91
	Dole Food Co., Inc. Tranche C Term Loan
324	8.00%, 04/12/2013 ±	327
	Roundy’s Supermarkets, Inc.
934	3.02%, 11/03/2011 ±	920
	WM Wrigley Jr. Co.
2,649	6.50%, 10/06/2014 ±	2,679

		4,069

	Food Services — 0.0%
	Aramark Corp.
64	2.14%, 01/26/2014 ±	58
991	2.16%, 01/26/2014 ±	908

		966

	Health Care and Social Assistance — 0.4%
	Community Health Systems, Inc.
118	2.49%, 07/25/2014 ±	110
2,320	2.61%, 07/25/2014 ±	2,151
	Golden Gate National
398	2.99%, 03/14/2011 ±	384
	HCA, Inc.
807	2.53%, 11/17/2013 ±	751
	IASIS Healthcare Capital Corp.
66	0.14%, 03/17/2014 ±	62
	IASIS Healthcare Capital Corp., Delayed
	Draw Term Loan
246	2.25%, 03/17/2014 ±	230
	IASIS Healthcare Capital Corp., Term Loan B
710	2.24%, 03/17/2014 ±	665
	Life Technologies Corp.
1,302	5.25%, 11/23/2015 ±	1,307
	Skilled Healthcare Group, Inc.
1,678	2.28%, 06/15/2012 ±	1,575

		7,235

	Information — 0.7%
	Charter Communications Operating LLC
	Incremental Term Loan
860	9.25%, 03/06/2014 ±☼Ψ	867
	Charter Communications Operating LLC
	Term Loan
796	6.25%, 03/06/2014 ±Ψ	724
	Fidelity National Information Services, Inc.
171	4.47%, 01/18/2012 ±	171
	First Data Corp.
1,935	3.00%, 09/24/2014 ±	1,663
	Intelsat Bermuda Ltd., Term Loan B 2A
925	2.75%, 01/03/2014 ±	871
	Intelsat Bermuda Ltd., Term Loan B 2B
925	2.75%, 01/03/2014 ±	870
	Intelsat Bermuda Ltd., Term Loan B 2C
925	2.75%, 01/03/2014 ±	870
	Mediacom Broadband LLC, Term Loan D1
1,515	1.98%, 01/31/2015 ±	1,380
	Metavante Corp.
417	3.73%, 11/01/2014 ±	416
	MetroPCS Wireless, Inc.
1,322	2.66%, 11/04/2013 ±	1,236
	Time Warner Telecom Holdings, Inc.
1,303	2.01%, 01/07/2013 ±	1,243
	UPC Financing Partnership
517	2.00%, 12/31/2014 ±	483
439	3.75%, 12/31/2016 ±	420
The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE♦ — 2.9% — (continued)
	Information — 0.7% — (continued)
	West Corp.
$379	2.62%, 10/24/2013 ±	$345
550	4.12%, 07/15/2016 ±	514
	WideOpenWest Finance LLC
2,951	7.30%, 06/29/2015 ±	2,257

		14,330

	Miscellaneous Manufacturing — 0.1%
	Graham Packaging Co., Inc.
1,531	6.75%, 04/15/2014 ±	1,529

	Motor Vehicle & Parts Manufacturing — 0.1%
	AM General LLC
794	3.27%, 09/30/2013 ±	729
	American General Finance Corp.
37	0.24%, 09/30/2012 ±	33
	Lear Corp.
61	5.50%, 10/21/2014 ◊☼Ψ	61
625	5.501%, 04/25/2012◊Ω	601
126	12.25%, 08/10/2010 ±Ω	126
	TRW Automotive, Inc.
1,000	6.25%, 02/09/2014 ±☼	997

		2,547

	Paper Manufacturing — 0.2%
	Georgia-Pacific Corp.
2,259	2.32%, 12/20/2012 ±	2,170
	Georgia-Pacific LLC
1,244	3.59%, 12/20/2014 ±	1,232

		3,402

	Plastics and Rubber Products Manufacturing — 0.0%
	Graham Packaging Co., Inc.
153	2.55%, 12/31/2011 ±	149

	Retail Trade — 0.1%
	Michaels Stores, Inc.
1,320	2.52%, 10/31/2013 ±☼	1,178

	Soap, Cleaning Compound and Toilet Manufacturing — 0.1%
	Jarden Corp.
1,150	3.53%, 01/24/2015 ±	1,141

	Utilities — 0.3%
	Calpine Corp.
2,554	3.17%, 03/29/2014 ±	2,346
	NRG Energy, Inc.
623	0.18%, 02/01/2013 ±	584
1,159	2.02%, 02/01/2013 ±	1,086
	Texas Competitive Electric Holdings Co. LLC Term Loan B2
1,799	3.74%, 10/10/2014 ±	1,390
	Texas Competitive Electric Holdings Co. LLC Term Loan B3
784	3.74%, 10/12/2014 ±	601

		6,007

	Total senior floating rate interests: non-investment grade (cost $58,207)	$56,974

U.S. GOVERNMENT AGENCIES — 27.1%
	Federal Home Loan Mortgage Corporation — 8.3%
19,590	4.50%, 11/15/2039 ☼	19,798
13,265	5.00%, 06/01/2038	13,768
1,702	5.04%, 06/01/2035Δ	1,781
5,830	5.37%, 08/01/2037Δ	6,127
6,448	5.45%, 01/01/2037Δ	6,778
1,739	5.46%, 07/01/2036Δ	1,830
514	5.48%, 05/01/2036Δ	541
45,091	5.50%, 02/01/2037 — 11/15/2038 ☼	47,483
54,278	6.00%, 01/01/2023 — 06/01/2038	57,868
4,454	6.50%, 10/01/2037□	4,781

		160,755

	Federal National Mortgage Association — 13.4%
17,820	4.50%, 08/01/2024	18,541
2,168	4.67%, 06/01/2034 — 09/01/2035Δ	2,262
926	4.74%, 04/01/2035Δ	966
317	4.82%, 05/01/2035Δ	330
398	4.84%, 07/01/2035Δ	416
633	4.86%, 04/01/2035Δ	663
1,152	4.98%, 07/01/2035Δ	1,208
86,766	5.00%, 04/01/2018 — 11/15/2038 ☼	90,474
1,013	5.08%, 11/01/2035Δ	1,058
3,955	5.24%, 02/01/2038Δ	4,163
21,899	5.26%, 01/01/2038 — 04/01/2038Δ	23,043
49,690	5.50%, 01/01/2017 — 11/15/2038 ☼	52,556
28,836	6.00%, 03/01/2013 — 11/01/2038 ☼	30,681
38,875	6.50%, 11/01/2037 — 05/01/2038	41,790
1,543	7.00%, 10/01/2037	1,686
199	7.50%, 12/01/2029 — 09/01/2031	226

		270,063

	Government National Mortgage Association — 5.4%
58,146	4.50%, 08/20/2039	58,935
34,521	5.00%, 06/15/2039 — 11/15/2039 ☼	35,923
8,356	5.50%, 05/15/2033 — 04/15/2038	8,851
2,065	6.50%, 09/15/2028 — 07/15/2032	2,228

		105,937

	Total U.S. government agencies (cost $520,899)	$536,755

U.S. GOVERNMENT SECURITIES — 19.6%
	U.S. Treasury Securities — 19.6%
	U.S. Treasury Notes — 19.6%
$174,564	1.00%, 09/30/2011	$175,055
120,130	1.50%, 10/31/2010	121,425
66,475	2.25%, 05/31/2014	66,761
9,072	2.38%, 09/30/2014	9,108
8,496	3.63%, 08/15/2019	8,659
5,957	4.50%, 08/15/2039	6,223

		387,231

	Total U.S. government securities (cost $386,650)	$387,231

The accompanying notes are an integral part of these financial statements.

Contracts			Market Value ╪
CALL OPTIONS PURCHASED — 0.1%
	Long Call Future Option Contract — 0.1%
	U.S. 10 Year Note Option
2	Expiration: February, 2010, Exercise Price: $118.00		$2,558

	Total call options purchased (cost $2,420)		$2,558

PUT OPTIONS PURCHASED — 0.0%
	Long Put Future Option Contract — 0.0%
	U.S. 10 Year Note Option
1	Expiration: February, 2010, Exercise Price: $110.00		$267

	Total put options purchased (cost $321)		$267

Shares or Principal Amount			Market Value ╪
PREFERRED STOCKS — 0.0%
	Banks — 0.0%
85	Federal Home Loan Mortgage Corp.,
	8.38%		$94

	Total preferred stocks (cost $2,139)		$94

	Total long-term investments (cost $1,871,272)		$1,932,042

SHORT-TERM INVESTMENTS — 7.7%
	Investment Pools and Funds — 6.8%
$91,818	JP Morgan U.S. Government Money Market Fund		$91,818
—	State Street Bank U.S. Government Money Market Fund		—
42,536	Wells Fargo Advantage Government Money Market Fund		42,536

			134,354

	Repurchase Agreements — 0.9%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 11/02/2009 in the amount of $9,739, collateralized by U.S. Treasury Bond 5.25% — 7.88%, 2021 — 2029, value of $10,086)
$9,738	0.06%, 10/30/2009		9,738

RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $4,899, collateralized by U.S. Treasury Bond 5.00%, 2037, U.S. Treasury Note 3.13% — 4.63%, 2013 — 2017, value of $4,997)

4,899	0.06%, 10/30/2009		4,899
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/02/2009 in the amount of $4,487, collateralized by U.S. Treasury Note 1.50%, 2010, value of $4,548)
4,487	0.04%, 10/30/2009		4,487

			19,124

	Total short-term investments (cost $153,478)		$153,478

	Total investments (cost $2,024,750)▲	105.3%	$2,085,520
	Other assets and liabilities	(5.3)%	(104,364)

	Total net assets	100.0%	$1,981,156

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.8% of total net assets at October 31, 2009.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $2,026,685 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$83,966
Unrealized Depreciation	(25,131)

Net Unrealized Appreciation	$58,835

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2009, was $1,727, which represents 0.09% of total net assets.

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2009.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2009, was $212,933, which represents 10.75% of total net assets.

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and determined to be liquid. At October 31, 2009, the market value of these securities amounted to $14,469 or 0.73% of total net assets.

ª	Perpetual maturity security. Maturity date shown is the first call date.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2009.

☼	The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2009 was $126,578.
The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Schedule of Investments — (continued)
October 31, 2009
(000’s Omitted)
±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2009.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2009.

Ω	Debt security in default due to bankruptcy.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╬	All principal amounts are in U.S. dollars unless otherwise indicated. EUR — EURO JPY — Japanese Yen

♦	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

□	Security pledged as initial margin deposit for open futures contracts at October 31, 2009.

Futures Contracts Outstanding at October 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
10 Year U.S. Treasury Note	161	Short	Dec 2009	$(130)
U.S. 2 Year Note	54	Short	Dec 2009	$(46)
U.S. 5 Year Note	529	Short	Dec 2009	$(409)
U.S. Long Bond	342	Long	Dec 2009	$328

				$(257)

*	The number of contracts does not omit 000’s.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
03/2005	$13,599	Banc of America Commercial Mortgage, Inc., 4.52%, 09/11/2036 - 144A	$59
08/2007	$18,571	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 — 144A	2,519
10/2004	$9,017	Bear Stearns Commercial Mortgage Securities, Inc., 4.07%, 07/11/2042	155
12/2004	$8,397	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	121
04/2006	$23,571	CBA Commercial Small Balance Commercial Mortgage, 7.00%, 07/25/2035 — 06/25/2038 — 144A	112
02/2007	$—	Citigroup Mortgage Loan Trust, Inc., 0.00%, 01/25/2037 — 144A	—
02/2007 – 10/2009	$318	Citigroup Mortgage Loan Trust, Inc., 12.00%, 01/25/2037 — 144A	551
08/2007	$8,507	Countrywide Home Loans, Inc., 6.00%, 10/25/2037	8,353
06/2006	$26,865	GE Business Loan Trust, 6.14%, 05/15/2034 — 144A	48
07/2004	$19,922	Goldman Sachs Mortgage Securities Corp. II, 4.38%, 08/10/2038 — 144A	89
06/2006 – 06/2007	$3,500	Intelsat Bermuda Ltd., 9.25%, 06/15/2016	3,640
03/2007	$385	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	385
09/2006	$19,742	LB-UBS Commercial Mortgage Trust, 5.26%, 09/15/2039	454
09/2006	$19,750	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.27%, 07/12/2046	480
04/2005 – 08/2006	$2,756	Morgan Stanley Dean Witter Capital I, 0.00%, 08/25/2032 — Reg D	84
04/2007	$48	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 — 144A	48
11/2006	$850	North Street Referenced Linked Notes, 1.33%, 04/28/2011 — 144A	822
03/2005	$437	Popular ABS Mortgage Pass-Through Trust, 5.42%, 04/25/2035	437
10/2001 – 11/2001	$1,900	Potlatch Corp., 12.50%, 12/01/2009	1,902
03/2008	$3,529	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	2,851
The aggregate value of these securities at October 31, 2009 was $19,780 which represents 1.00% of total net assets.
Forward Foreign Currency Contracts Outstanding at October 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Australian Dollar (Buy)	$9,736	$9,800	11/03/09	$(64)
Euro (Buy)	57,773	58,386	11/13/09	(613)
Euro (Sell)	71,840	71,781	11/13/09	(59)
Euro (Sell)	19,270	19,345	11/13/09	75
Japanese Yen (Buy)	18,872	18,940	11/09/09	(68)
Japanese Yen (Sell)	34,630	34,316	11/09/09	(314)
Japanese Yen (Buy)	16,684	16,365	11/09/09	319
Japanese Yen (Sell)	18,519	18,580	11/09/09	61

				$(663)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Affiliated Investment Companies	$23,428	$23,428	$—	$—
Asset & Commercial Mortgage Backed Securities	155,925	—	145,970	9,955
Call Options Purchased	2,558	2,558	—	—
Corporate Bonds: Investment Grade	636,132	—	628,370	7,762
Corporate Bonds: Non-Investment Grade	113,421	—	113,421	—
Municipal Bonds	19,257	—	19,257	—
Preferred Stocks ‡	94	94	—	—
Put Options Purchased	267	267	—	—
Senior Floating Rate Interests: Non-Investment Grade	56,974	—	56,974	—
U.S. Government Agencies	536,755	—	536,755	—
U.S. Government Securities	387,231	199,045	188,186	—
Short-Term Investments	153,478	134,354	19,124	—

Total	$2,085,520	$359,746	$1,708,057	$17,717

Other Financial Instruments *	$783	$328	$455	$—

Liabilities:
Other Financial Instruments *	$1,703	$585	$1,118	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

	Balance as of		Change in		Transfers In	Balance as of
	October 31,	Realized Gain	Unrealized		and/or Out of	October 31,
	2008	(Loss)	Appreciation	Net Purchases	Level 3	2009

Assets:
Asset & Commercial Mortgage Backed Securities	14,452	(6,177)	2,213 *	36	(569)	9,955
Corporate Bonds	3,929	(1,788)	1,415 †	5,263	(1,057)	7,762

Total	$18,381	$(7,965)	$3,628	$5,299	$(1,626)	$17,717

Other Financial Instruments ‡	$—	$— §	$—	$—	$—	$—

Liabilities:
Other Financial Instruments ‡	$—	$— §	$—	$—	$—	$—

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $(2,037).

†	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2009 was $(8).

‡	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation/ depreciation on the investment.

§	The realized gain (loss) earned for other financial instruments during the period ended October 31, 2009 was $351.
The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,002,889)	$2,062,092
Investments in underlying affiliated funds, at market value (cost $21,861)	23,428
Cash	908
Foreign currency on deposit with custodian (cost $1,710)	1,755
Unrealized appreciation on forward foreign currency contracts	455
Receivables:
Investment securities sold	13,434
Fund shares sold	2,851
Dividends and interest	16,740
Variation margin	507
Other assets	347

Total assets	2,122,517

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1,118
Payables:
Investment securities purchased	136,205
Fund shares redeemed	2,464
Investment management fees	168
Dividends	143
Distribution fees	68
Variation margin	611
Accrued expenses	298
Other liabilities	286

Total liabilities	141,361

Net assets	$1,981,156

Summary of Net Assets:
Capital stock and paid-in-capital	2,022,757
Accumulated undistributed net investment income	2,819
Accumulated net realized loss on investments and foreign currency transactions	(104,299)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	59,879

Net assets	$1,981,156

Shares authorized	850,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$10.21/$10.69

Shares outstanding	79,921

Net assets	$816,191

Class B: Net asset value per share	$10.15

Shares outstanding	8,252

Net assets	$83,760

Class C: Net asset value per share	$10.23

Shares outstanding	11,691

Net assets	$119,568

Class I: Net asset value per share	$10.22

Shares outstanding	1,045

Net assets	$10,680

Class R3: Net asset value per share	$10.36

Shares outstanding	177

Net assets	$1,836

Class R4: Net asset value per share	$10.35

Shares outstanding	2,118

Net assets	$21,920

Class R5: Net asset value per share	$10.35

Shares outstanding	39

Net assets	$408

Class Y: Net asset value per share	$10.34

Shares outstanding	89,614

Net assets	$926,793

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$184
Interest	83,523
Securities lending	172

Total investment income	83,879

Expenses:
Investment management fees	8,491
Administrative services fees	27
Transfer agent fees	1,866
Distribution fees
Class A	1,780
Class B	760
Class C	960
Class R3	3
Class R4	42
Custodian fees	28
Accounting services fees	292
Registration and filing fees	155
Board of Directors’ fees	43
Audit fees	60
Other expenses	377

Total expenses (before waivers and fees paid indirectly)	14,884
Expense waivers	(355)
Transfer agent fee waivers	(56)
Custodian fee offset	—

Total waivers and fees paid indirectly	(411)

Total expenses, net	14,473

Net Investment Income	69,406

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(54,735)
Net realized gain on futures	1,399
Net realized gain on written options	56
Net realized loss on swap contracts	(3,729)
Net realized gain on forward foreign currency contracts	1,968
Net realized gain on other foreign currency transactions	216

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(54,825)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	237,166
Net unrealized depreciation of futures	(1,769)
Net unrealized depreciation of forward foreign currency contracts	(7,049)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	9,056

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	237,404

Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	182,579

Net Increase in Net Assets Resulting from Operations	$251,985

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$69,406	$67,225
Net realized loss on investments, other financial instruments and foreign currency transactions	(54,825)	(26,681)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	237,404	(172,204)

Net Increase (Decrease) In Net Assets Resulting From Operations	251,985	(131,660)

Distributions to Shareholders:
From net investment income
Class A	(33,511)	(33,441)
Class B	(3,137)	(3,587)
Class C	(3,782)	(4,187)
Class I	(362)	(288)
Class R3	(18)	(3)
Class R4	(755)	(445)
Class R5	(14)	(13)
Class Y	(35,288)	(28,086)

Total distributions	(76,867)	(70,050)

Capital Share Transactions:
Class A	90,469 *	140,751
Class B	2,261 †	1,928
Class C	22,158 ‡	15,602
Class I	3,740 §	3,949
Class R3	1,647 **	133
Class R4	7,377 ††	11,396
Class R5	113 ‡‡	169
Class Y	288,508	283,425

Net increase from capital share transactions	416,273	457,353

Net Increase In Net Assets	591,391	255,643
Net Assets:
Beginning of period	1,389,765	1,134,122

End of period	$1,981,156	$1,389,765

Accumulated undistributed (distribution in excess of) net investment income (loss)	$2,819	$7,508

*	Includes merger activity in the amount of $39,780.

†	Includes merger activity in the amount of $7,055.

‡	Includes merger activity in the amount of $16,957.

§	Includes merger activity in the amount of $703.

**	Includes merger activity in the amount of $166.

††	Includes merger activity in the amount of $422.

‡‡	Includes merger activity in the amount of $226.
The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Total Return Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices

The Hartford Total Return Bond Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and transfers out are shown at the beginning of the period fair value.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

The Hartford Total Return Bond Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)	Repurchase Agreements – A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

f)	Securities Lending – The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

g)	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of October 31, 2009.

h)	Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2009.

k)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2009.

l)	Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

m)	Senior Floating Rate Interests – The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they

The Hartford Total Return Bond Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

n)	Prepayment Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

o)	Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund had no outstanding credit default swaps as of October 31, 2009.

p)	Interest Rate Swaps – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (i.e. LIBOR, etc.), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of October 31, 2009, the Fund had no outstanding interest rate swaps.

q)	Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

r)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts	Summary of Net Assets — Unrealized appreciation	$328	Summary of Net Assets — Unrealized depreciation	$585
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	455	Unrealized depreciation on forward foreign currency contracts	1,118
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$56	$146	$1,399	$—	$—	$1,601
Foreign exchange contracts	—	—	—	1,968	—	1,968
Credit contracts	—	—	—	—	(3,729)	(3,729)

Total	$56	$146	$1,399	$1,968	$(3,729)	$(160)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	—	84	(1,769)	—	—	$(1,684)
Foreign exchange contracts	—	—	—	(7,049)	—	(7,049)

Total	$—	$84	$(1,769)	$(7,049)	$—	$(8,733)

s)	Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Hartford Total Return Bond Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
3.	Futures and Options:

Futures and Options Transactions – The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency from the counterparty. The maximum loss may be offset by proceeds received from selling the underlying securities. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of October 31, 2009. Transactions involving written option contracts during the year ended October 31, 2009, are summarized below:

Options Contract Activity During the Year Ended October 31, 2009
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	1,870	1,046
Expired	—	—
Closed	(1,870)	(1,046)
Exercised	—	—

End of Period	—	$—

4.	Federal Income Taxes:
a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$76,879	$70,069
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,301
Accumulated Capital Losses *	(102,620)
Unrealized Appreciation †	58,863

Total Accumulated Deficit	$(41,456)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts — The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase accumulated undistributed net investment income by $2,772 and decrease accumulated net realized loss on investments by $2,772.

The Hartford Total Return Bond Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2013	$38
2014	8,604
2015	637
2016	34,382
2017	58,959

Total	$102,620

Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of capital losses may apply.

f)	Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
5.	Expenses:
a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.525%
On next $4 billion	0.500%
On next $5 billion	0.480%
Over $10 billion	0.470%
Effective October 2, 2009 and expiring on October 2, 2010, HIFSCO voluntarily agreed to waive management fees equal to the expenses related to the affiliated investment companies the Fund acquired.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has permanently limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.85%	0.75%
d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.00%	1.00%	1.00%		1.19%	1.20%
Class B Shares	1.68	1.70	1.75		1.95	1.95
Class C Shares	1.75	1.74	1.75		1.86	1.87
Class I Shares	0.75	0.68	0.72		0.91 *
Class R3 Shares	1.25	1.25	1.25	†
Class R4 Shares	0.98	0.99	1.00	†
Class R5 Shares	0.69	0.69	0.79	†
Class Y Shares	0.58	0.59	0.61		0.70	0.73

*	From August 31, 2006 (commencement of operations), through October 31, 2006.

†	From December 22, 2006 (commencement of operations), through October 31, 2007.
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $4,386 and contingent deferred sales charges of $198 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized
12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

The Hartford Total Return Bond Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $63. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $4. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $1,779 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.
6.	Affiliate Holdings:

As of October 31, 2009, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 50,639 Class Y shares of the Fund.

7.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,251,527
Sales Proceeds Excluding U.S. Government Obligations	2,017,757
Cost of Purchases for U.S. Government Obligations	1,819,656
Sales Proceeds for U.S. Government Obligations	1,614,357

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	24,389	3,356	(22,376)	3,907	9,276	28,339	3,168	(18,011)	—	13,496
Amount	$233,619	$32,100	$(215,030)	$39,780	$90,469	$291,445	$32,295	$(182,989)	$—	$140,751
Class B
Shares	2,003	307	(2,793)	697	214	2,186	328	(2,347)	—	167
Amount	$18,949	$2,910	$(26,653)	$7,055	$2,261	$22,334	$3,336	$(23,742)	$—	$1,928
Class C
Shares	3,670	326	(3,439)	1,665	2,222	4,963	333	(3,873)	—	1,423
Amount	$35,129	$3,117	$(33,045)	$16,957	$22,158	$51,652	$3,403	$(39,453)	$—	$15,602
Class I
Shares	783	29	(502)	69	379	955	23	(602)	—	376
Amount	$7,571	$277	$(4,811)	$703	$3,740	$9,815	$232	$(6,098)	$—	$3,949
Class R3
Shares	170	2	(25)	16	163	14	—	(1)	—	13
Amount	$1,708	$18	$(245)	$166	$1,647	$144	$2	$(13)	$—	$133
Class R4
Shares	993	77	(355)	41	756	1,141	44	(98)	—	1,087
Amount	$9,676	$749	$(3,470)	$422	$7,377	$11,951	$450	$(1,005)	$—	$11,396
Class R5
Shares	13	1	(26)	22	10	25	1	(10)	—	16
Amount	$128	$14	$(255)	$226	$113	$261	$13	$(105)	$—	$169
Class Y
Shares	34,546	3,608	(8,621)	—	29,533	36,445	2,763	(12,911)	—	26,297
Amount	$336,617	$35,074	$(83,183)	$—	$288,508	$380,100	$28,346	$(125,021)	$—	$283,425
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	537	$5,200
For the Year Ended October 31, 2008	283	$2,922
9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The Hartford Total Return Bond Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
11.	Fund Merger:

Reorganization of The Hartford Income Allocation Fund into the Fund: At a Special Meeting of Shareholders held on September 9, 2009, the shareholders of The Hartford Income Allocation Fund approved a proposed Plan of Reorganization providing for the acquisition of all the assets and liabilities of The Hartford Income Allocation Fund (“Target Fund”) by the Fund (“Acquiring Fund”).

Under the terms of the Plan of Reorganization, and pursuant to the approval by shareholders of The Hartford Income Allocation Fund, the assets were acquired by the Fund on October 2, 2009. The Fund acquired the assets of The Hartford Income Allocation Fund in exchange for shares in the Fund, which were distributed pro rata by The Hartford Income Allocation Fund to shareholders on October 2, 2009 (“Merger Date”), in complete liquidation of The Hartford Income Allocation Fund.

This merger was accomplished by a tax free exchange as detailed below:

					Net assets of
			Acquiring Fund	Net assets of	Acquiring
	Net assets of Target		shares issued to the	Acquiring Fund	Fund
	Fund on Merger	Target Fund shares	Target Fund’s	immediately before	immediately
	Date	exchanged	shareholders	merger	after merger
Class A	$39,780	4,213	3,907	$771,880	$811,660
Class B	7,055	747	697	77,956	85,011
Class C	16,957	1,797	1,665	102,528	119,485
Class I	703	74	69	9,987	10,690
Class R3	166	18	16	1,664	1,830
Class R4	422	45	41	20,453	20,875
Class R5	226	24	22	153	379
Class Y	N/A	N/A	N/A	899,016	899,016

Total	$65,309	6,918	6,417	$1,883,637	$1,948,946
The Hartford Income Allocation Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of October 2, 2009.

	Unrealized Appreciation	Accumulated Net
Fund	(Depreciation)	Realized Gains (Losses)	Capital Stock
Target Fund	$1,204	$(3,940)	$68,045
12.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

[This page is intentionally left blank]

The Hartford Total Return Bond Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009
A	$9.20	$0.40	$—	$1.07	$1.47	$(0.46)	$—	$—	$(0.46)	$1.01	$10.21
B	9.15	0.33	—	1.06	1.39	(0.39)	—	—	(0.39)	1.00	10.15
C	9.22	0.33	—	1.06	1.39	(0.38)	—	—	(0.38)	1.01	10.23
I	9.21	0.43	—	1.06	1.49	(0.48)	—	—	(0.48)	1.01	10.22
R3	9.32	0.42	—	1.05	1.47	(0.43)	—	—	(0.43)	1.04	10.36
R4	9.32	0.42	—	1.07	1.49	(0.46)	—	—	(0.46)	1.03	10.35
R5	9.32	0.42	—	1.09	1.51	(0.48)	—	—	(0.48)	1.03	10.35
Y	9.31	0.45	—	1.07	1.52	(0.49)	—	—	(0.49)	1.03	10.34
For the Year Ended October 31, 2008
A	10.52	0.49	—	(1.29)	(0.80)	(0.52)	—	—	(0.52)	(1.32)	9.20
B	10.47	0.42	—	(1.29)	(0.87)	(0.45)	—	—	(0.45)	(1.32)	9.15
C	10.54	0.42	—	(1.30)	(0.88)	(0.44)	—	—	(0.44)	(1.32)	9.22
I	10.52	0.52	—	(1.28)	(0.76)	(0.55)	—	—	(0.55)	(1.31)	9.21
R3	10.64	0.47	—	(1.30)	(0.83)	(0.49)	—	—	(0.49)	(1.32)	9.32
R4	10.65	0.51	—	(1.32)	(0.81)	(0.52)	—	—	(0.52)	(1.33)	9.32
R5	10.64	0.54	—	(1.31)	(0.77)	(0.55)	—	—	(0.55)	(1.32)	9.32
Y	10.64	0.54	—	(1.31)	(0.77)	(0.56)	—	—	(0.56)	(1.33)	9.31
For the Year Ended October 31, 2007
A	10.59	0.49	—	(0.06)	0.43	(0.50)	—	—	(0.50)	(0.07)	10.52
B	10.54	0.41	—	(0.06)	0.35	(0.42)	—	—	(0.42)	(0.07)	10.47
C	10.61	0.42	—	(0.07)	0.35	(0.42)	—	—	(0.42)	(0.07)	10.54
I	10.60	0.53	—	(0.07)	0.46	(0.54)	—	—	(0.54)	(0.08)	10.52
R3(f)	10.76	0.41	—	(0.14)	0.27	(0.39)	—	—	(0.39)	(0.12)	10.64
R4(f)	10.76	0.42	—	(0.12)	0.30	(0.41)	—	—	(0.41)	(0.11)	10.65
R5(f)	10.76	0.43	—	(0.12)	0.31	(0.43)	—	—	(0.43)	(0.12)	10.64
Y	10.71	0.54	—	(0.07)	0.47	(0.54)	—	—	(0.54)	(0.07)	10.64
For the Year Ended October 31, 2006
A	10.62	0.41	—	0.04	0.45	(0.42)	(0.06)	—	(0.48)	(0.03)	10.59
B	10.57	0.33	—	0.04	0.37	(0.34)	(0.06)	—	(0.40)	(0.03)	10.54
C	10.64	0.34	—	0.03	0.37	(0.34)	(0.06)	—	(0.40)	(0.03)	10.61
I(i)	10.51	0.08	—	0.09	0.17	(0.08)	—	—	(0.08)	0.09	10.60
Y	10.73	0.47	—	0.04	0.51	(0.47)	(0.06)	—	(0.53)	(0.02)	10.71
For the Year Ended October 31, 2005
A	10.95	0.35	—	(0.24)	0.11	(0.40)	(0.04)	—	(0.44)	(0.33)	10.62
B	10.90	0.27	—	(0.24)	0.03	(0.32)	(0.04)	—	(0.36)	(0.33)	10.57
C	10.97	0.29	—	(0.25)	0.04	(0.33)	(0.04)	—	(0.37)	(0.33)	10.64
Y	11.06	0.40	—	(0.24)	0.16	(0.45)	(0.04)	—	(0.49)	(0.33)	10.73

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Expense ratios do not include expenses of the Underlying Funds.

(f)	Commenced operations on December 22, 2006.

(g)	Not annualized.

(h)	Annualized.

(i)	Commenced operations on August 31, 2006.

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Assets		Rate(d)
16.38%	$816,191	1.03	% (e)	1.00	% (e)	1.00	% (e)	4.18%		215%
15.60	83,760	1.95	(e)	1.68	(e)	1.68	(e)	3.51		—
15.48	119,568	1.76	(e)	1.75	(e)	1.75	(e)	3.42		—
16.65	10,680	0.77	(e)	0.75	(e)	0.75	(e)	4.36		—
16.19	1,836	1.42	(e)	1.25	(e)	1.25	(e)	3.65		—
16.39	21,920	0.98	(e)	0.98	(e)	0.98	(e)	4.17		—
16.73	408	0.69	(e)	0.69	(e)	0.69	(e)	4.35		—
16.87	926,793	0.58	(e)	0.58	(e)	0.58	(e)	4.57		—

(7.99)	650,149	1.02		1.00		1.00		4.76		184
(8.68)	73,557	1.93		1.71		1.71		4.05		—
(8.66)	87,277	1.74		1.74		1.74		4.01		—
(7.62)	6,128	0.68		0.68		0.68		5.10		—
(8.15)	130	1.44		1.25		1.25		4.62		—
(7.98)	12,698	0.99		0.99		0.99		4.81		—
(7.62)	271	0.70		0.70		0.70		5.08		—
(7.62)	559,555	0.59		0.59		0.59		5.19		—

4.11	601,301	1.07		1.00		1.00		4.71		268
3.36	82,376	1.96		1.75		1.75		3.95		—
3.33	84,793	1.78		1.75		1.75		3.95		—
4.42	3,050	0.72		0.72		0.72		5.04		—
2.59 (g)	10	1.38	(h)	1.25	(h)	1.25	(h)	4.47	(h)	—
2.90 (g)	2,928	1.09	(h)	1.00	(h)	1.00	(h)	4.95	(h)	—
2.97 (g)	141	0.79	(h)	0.79	(h)	0.79	(h)	5.09	(h)	—
4.46	359,523	0.61		0.61		0.61		5.09		—

4.35	432,703	1.20		1.20		1.20		3.98		456
3.56	79,506	2.02		1.95		1.95		3.20		—
3.63	75,194	1.87		1.87		1.87		3.29		—
1.58 (g)	38	1.01	(h)	0.91	(h)	0.91	(h)	4.78	(h)	—
4.89	285,255	0.70		0.70		0.70		4.48		—

1.00	311,557	1.24		1.20		1.20		3.24		195
0.25	81,028	2.00		1.95		1.95		2.49		—
0.34	74,039	1.87		1.87		1.87		2.56		—
1.45	188,156	0.73		0.73		0.73		3.73		—

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Total Return Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Total Return Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008

Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))

Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008

Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006

Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009

Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Total Return Bond Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.
The income received from federal obligations is as follows:

U.S. Treasury*	5.00%
Other Direct Federal Obligations*	2.00%
Other Securities	93.00%

Total	100.00%

QII†	90.00%

*	The income received from federal obligations.

†	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.455	N/A	N/A	0.455
Class B	0.392	N/A	N/A	0.392
Class C	0.383	N/A	N/A	0.383
Class I	0.479	N/A	N/A	0.479
Class R3	0.430	N/A	N/A	0.430
Class R4	0.456	N/A	N/A	0.456
Class R5	0.484	N/A	N/A	0.484
Class Y	0.494	N/A	N/A	0.494
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

The Hartford Total Return Bond Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,094.60	$5.28	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class B	$1,000.00	$1,090.40	$8.90	$1,000.00	$1,016.69	$8.59	1.69	184	365
Class C	$1,000.00	$1,090.30	$9.22	$1,000.00	$1,016.38	$8.89	1.75	184	365
Class I	$1,000.00	$1,095.50	$4.01	$1,000.00	$1,021.37	$3.87	0.76	184	365
Class R3	$1,000.00	$1,092.80	$6.59	$1,000.00	$1,018.90	$6.36	1.25	184	365
Class R4	$1,000.00	$1,094.40	$5.17	$1,000.00	$1,020.27	$4.99	0.98	184	365
Class R5	$1,000.00	$1,096.00	$3.70	$1,000.00	$1,021.68	$3.57	0.70	184	365
Class Y	$1,000.00	$1,096.60	$3.07	$1,000.00	$1,022.28	$2.96	0.58	184	365

The Hartford Total Return Bond Fund
Shareholder Meeting Results (Unaudited)
The following proposal was addressed and approved during the period at a special meeting of shareholders of The Hartford Income Allocation Fund held on September 9, 2009.
Proposal to approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of The Hartford Income Allocation Fund (the “Acquired Fund”) by the Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

Fund Name	For	Against	Abstain	Uninstructed
The Hartford Income Allocation Fund	3,477,331.92	76,987.15	237,874.41	361,190.00

The Hartford Total Return Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Total Return Bond Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

The Hartford Total Return Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)
With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the

Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Hartford Total Return Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-48 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

The Hartford Value Fund

The Hartford Value Fund inception 04/30/2001

(subadvised by Wellington Management Company, LLP)	Investment objective — Seeks long-term total return.
Performance Overview(1) 4/30/01 — 10/31/09
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Average Annual Total Returns(2,3,4,5) (as of 10/31/09)

	1	5	Since
	Year	Year	Inception

Value A#	10.29%	2.98%	1.63%
Value A##	4.23%	1.82%	0.96%
Value B#	9.61%	2.24%	NA *
Value B##	4.61%	1.87%	NA *
Value C#	9.47%	2.19%	0.88%
Value C##	8.47%	2.19%	0.88%
Value I#	10.60%	3.16%	1.74%
Value R3#	9.92%	3.01%	1.76%
Value R4#	10.26%	3.18%	1.86%
Value R5#	10.65%	3.38%	1.97%
Value Y#	10.74%	3.44%	2.01%
Russell 1000 Value Index	4.78%	-0.05%	1.38%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/09, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Karen H. Grimes, CFA	Ian R. Link, CFA	W. Michael Reckmeyer, III, CFA
Senior Vice President	Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Value Fund returned 10.29%, before sales charge, for the twelve-month period ended October 31, 2009, outperforming its benchmark, the Russell 1000 Value Index, which returned 4.78% for the same period. The Fund also outperformed the 8.93% return of the average fund in the Lipper Large-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets rose during the period, but this overall increase masks two significantly different market environments. From November through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. Beginning in early March stocks rallied through October as investors came to believe that a Depression-like scenario was less likely. Sector returns within the Russell 1000 Value Index diverged widely in this environment, with strength in the Information Technology (+33%), Consumer Discretionary (+23%), and Materials (+18%) sectors overshadowing weakness in Financials (-8%) and Industrials (-5%).

2

The primary driver of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was stock selection, particularly within the Industrials, Energy, and Health Care sectors. In addition, the Fund’s bottom-up (i.e. stock by stock fundamental research) stock-by-stock decision making process often results in sector weights that vary from those of the benchmark. During the period these residual sector weights were additive to results due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Information Technology and Consumer Staples and an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials.
Among the top contributors to benchmark-relative returns were Citigroup (Financials), Schering-Plough (Health Care), and Goldman Sachs (Financials). We purchased Citigroup early in the period and eliminated it after determining the fundamentals were continuing to deteriorate. Since Citigroup was a large benchmark holding, our lack of exposure through most of the period benefited our relative results. Shares of pharmaceutical company Schering-Plough jumped after the company announced a definitive merger agreement with Merck. Shares of U.S. bank holding company and investment bank Goldman Sachs Group benefited from the firm’s relative strength versus peers, its ability to pay back government loans, and earnings lift from its underwriting business in the wake of higher levels of new stock offerings. Top absolute (i.e. total return) contributors for the period also included Capital Goods company Cummins (Industrials).
International Paper (Materials), Host Hotels & Resorts (Financials), and ACE (Financials) detracted most from benchmark-relative returns. Not owning International Paper as the stock rallied from March through October hurt relative results. Host Hotels & Resorts, a lodging firm operating luxury and upscale premium brand hotel properties, also detracted from performance as we did not own the shares when the market began to discount significant earnings recovery into the share price. Worldwide property/casualty insurance and reinsurance provider ACE underperformed over the course of the year on concerns over their reserve levels. Stocks that detracted most from absolute returns included banking firms Bank of America (Financials) and U.S. Bancorp (Financials) and industrial and financial conglomerate General Electric (Industrials).
What is the outlook?
As the deterioration in macroeconomic data began to moderate during the first half of the year, investors removed the worst-case depression scenario from their outlook, propelling stocks higher. Government intervention helped to stabilize the financial sector, resulting in tightening credit spreads (i.e. short and long term interest rates moving closer together) and greater flexibility for companies to raise both debt and equity financing. While recent economic releases point to an improvement from the dire outlook of early 2009, the U.S. economy is by no means out of the woods. Consumer and corporate debt levels remain high, unemployment now exceeds 10%, and the government’s unprecedented monetary and fiscal stimulus has raised the specter of inflation down the road.
The market’s sharp rally off its March lows narrowed or eliminated many previously-attractive disparities between market price and our assessment of fair value. The strength of the rally suggests that investors are pricing in not just the removal of the worst-case scenario, but a robust economic recovery. In this environment we continue to apply our time-tested philosophy focused on building a portfolio in which expected growth and the dividend yield are better than the market and valuations are lower than the market. Based on bottom-up stock decisions, we ended the period most overweight the Information Technology, Health Care, and Consumer Staples sectors; our largest underweights were in Utilities, Financials, and Telecommunications Services.
Diversification by Industry
as of October 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.6%
Banks (Financials)	5.2
Capital Goods (Industrials)	10.1
Commercial & Professional Services (Industrials)	1.0
Consumer Durables & Apparel (Consumer Discretionary)	1.7
Diversified Financials (Financials)	10.6
Energy (Energy)	18.9
Food & Staples Retailing (Consumer Staples)	2.5
Food, Beverage & Tobacco (Consumer Staples)	4.3
Health Care Equipment & Services (Health Care)	4.6
Household & Personal Products (Consumer Staples)	0.8
Insurance (Financials)	6.1
Materials (Materials)	5.0
Media (Consumer Discretionary)	1.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.3
Retailing (Consumer Discretionary)	4.3
Semiconductors & Semiconductor Equipment (Information Technology)	2.7
Software & Services (Information Technology)	1.7
Technology Hardware & Equipment (Information Technology)	3.9
Telecommunication Services (Services)	3.2
Transportation (Industrials)	0.7
Utilities (Utilities)	3.7
Short-Term Investments	0.7
Other Assets and Liabilities	—

Total	100.0%

3

The Hartford Value Fund
Schedule of Investments
October 31, 2009
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS — 99.3%
	Automobiles & Components — 0.6%
336	Ford Motor Co.•	$2,349

	Banks — 5.2%
139	PNC Financial Services Group, Inc.	6,783
467	Wells Fargo & Co.	12,860

		19,643

	Capital Goods — 10.1%
40	Boeing Co.	1,912
98	Cummins, Inc.	4,207
439	General Electric Co.	6,262
73	Illinois Tool Works, Inc.	3,334
209	Ingersoll-Rand plc	6,608
82	PACCAR, Inc.	3,064
30	Precision Castparts Corp.	2,904
131	Stanley Works	5,930
206	Textron, Inc.	3,666

		37,887

	Commercial & Professional Services — 1.0%
124	Waste Management, Inc.	3,702

	Consumer Durables & Apparel — 1.7%
81	Coach, Inc.	2,664
207	Mattel, Inc.	3,926

		6,590

	Diversified Financials — 10.6%
65	Ameriprise Financial, Inc.	2,257
433	Bank of America Corp.	6,318
141	Bank of New York Mellon Corp.	3,758
65	Goldman Sachs Group, Inc.	11,078
343	JP Morgan Chase & Co.	14,340
122	UBS AG ADR	2,024

		39,775

	Energy — 18.9%
55	Apache Corp.	5,186
161	Baker Hughes, Inc.	6,765
69	BP plc ADR	3,929
142	Chevron Corp.	10,830
77	ConocoPhillips Holding Co.	3,839
23	EOG Resources, Inc.	1,854
220	Exxon Mobil Corp.	15,789
56	Hess Corp.	3,066
133	Marathon Oil Corp.	4,265
58	Newfield Exploration Co.•	2,383
119	Occidental Petroleum Corp.	9,007
95	XTO Energy, Inc.	3,953

		70,866

	Food & Staples Retailing — 2.5%
106	CVS/Caremark Corp.	3,724
119	Kroger Co.	2,750
107	Sysco Corp.	2,841

		9,315

	Food, Beverage & Tobacco — 4.3%
31	General Mills, Inc.	2,057
107	Nestle S.A. ADR	4,975
79	PepsiCo, Inc.	4,777
87	Philip Morris International, Inc.	4,130

		15,939

	Health Care Equipment & Services — 4.6%
85	Baxter International, Inc.	4,584
110	Cardinal Health, Inc.	3,109
93	Covidien plc	3,934
114	UnitedHealth Group, Inc.	2,953
51	Zimmer Holdings, Inc.•	2,702

		17,282

	Household & Personal Products — 0.8%
52	Kimberly-Clark Corp.	3,186

	Insurance — 6.1%
172	ACE Ltd.	8,849
93	AON Corp.	3,578
105	Chubb Corp.	5,109
66	Principal Financial Group, Inc.	1,648
193	Unum Group	3,840

		23,024

	Materials — 5.0%
68	Agrium U.S., Inc.	3,192
154	Cliff’s Natural Resources, Inc.	5,471
55	Dow Chemical Co.	1,294
113	E.I. DuPont de Nemours & Co.	3,602
69	Mosaic Co.	3,243
89	Rexam plc ADR	2,023

		18,825

	Media — 1.4%
355	Comcast Corp. Class A	5,142

	Pharmaceuticals, Biotechnology & Life Sciences — 6.3%
80	Abbott Laboratories	4,056
58	Johnson & Johnson	3,401
150	Merck & Co., Inc.	4,649
474	Pfizer, Inc.	8,067
70	Teva Pharmaceutical Industries Ltd. ADR	3,508

		23,681

	Retailing — 4.3%
84	Gap, Inc.	1,795
101	Home Depot, Inc.	2,532
72	Kohl’s Corp.•	4,109
168	Staples, Inc.	3,641
83	Target Corp.	4,005

		16,082

	Semiconductors & Semiconductor Equipment — 2.7%
316	Intel Corp.	6,037
172	Texas Instruments, Inc.	4,029

		10,066

	Software & Services — 1.7%
229	Microsoft Corp.	6,339

	Technology Hardware & Equipment — 3.9%
266	Cisco Systems, Inc.•	6,087
113	Hewlett-Packard Co.	5,372
197	Ingram Micro, Inc.•	3,479

		14,938

	Telecommunication Services — 3.2%
334	AT&T, Inc.	8,583
112	Verizon Communications, Inc.	3,308

		11,891

	Transportation — 0.7%
50	United Parcel Service, Inc. Class B	2,695

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS — 99.3% — (continued)
	Utilities — 3.7%
106	Edison International		$3,363
53	Entergy Corp.		4,089
57	Exelon Corp.		2,686
73	FPL Group, Inc.		3,560

			13,698

	Total common stocks (cost $359,402)		$372,915

	Total long-term investments (cost $359,402)		$372,915

SHORT-TERM INVESTMENTS — 0.7%
	Repurchase Agreements — 0.7%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $100, collateralized by GNMA 5.00%, 2039, value of $103)
$100	0.08%, 10/30/2009		$100

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $590, collateralized by FHLMC 4.00% - 7.00%,
2011 - 2039, FNMA 4.00% - 7.00%, 2017 - 2047, value of $601)

590	0.08%, 10/30/2009		590
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $657, collateralized by FHLMC 6.00%, 2036, FNMA 7.00%, 2038, value of $670)
657	0.08%, 10/30/2009		657
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $7, collateralized by U.S. Treasury Note 2.75%, 2013, value of $7)
7	0.05%, 10/30/2009		7
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/02/2009 in the amount of $1,138, collateralized by FNMA 4.00% - 7.50%, 2016 - 2048, value of $1,161)
1,138	0.07%, 10/30/2009		1,138

			2,492

	Total short-term investments (cost $2,492)		$2,492

	Total investments (cost $361,894)▲	100.0%	$375,407
	Other assets and liabilities	—%	(91)

	Total net assets	100.0%	$375,316

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.6% of total net assets at October 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At October 31, 2009, the cost of securities for federal income tax purposes was $365,045 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$36,116
Unrealized Depreciation	(25,754)

Net Unrealized Appreciation	$10,362

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2009
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$372,915	$372,915	$—	$—
Short-Term Investments	2,492	—	2,492	—

Total	$375,407	$372,915	$2,492	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
The accompanying notes are an integral part of these financial statements.

6

The Hartford Value Fund
Statement of Assets and Liabilities
October 31, 2009
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $361,894)	$375,407
Cash	50
Receivables:
Investment securities sold	1,711
Fund shares sold	150
Dividends and interest	439
Other assets	42

Total assets	377,799

Liabilities:
Payables:
Investment securities purchased	1,924
Fund shares redeemed	460
Investment management fees	51
Distribution fees	5
Accrued expenses	43

Total liabilities	2,483

Net assets	$375,316

Summary of Net Assets:
Capital stock and paid-in-capital	428,700
Accumulated undistributed net investment income	156
Accumulated net realized loss on investments	(67,053)
Unrealized appreciation of investments	13,513

Net assets	$375,316

Shares authorized	500,000

Par value	$0.001

Class A: Net asset value per share/Maximum offering price per share	$9.63/$10.19

Shares outstanding	5,993

Net assets	$57,687

Class B: Net asset value per share	$9.47

Shares outstanding	769

Net assets	$7,286

Class C: Net asset value per share	$9.45

Shares outstanding	1,121

Net assets	$10,591

Class I: Net asset value per share	$9.59

Shares outstanding	264

Net assets	$2,534

Class R3: Net asset value per share	$9.47

Shares outstanding	26

Net assets	$248

Class R4: Net asset value per share	$9.52

Shares outstanding	17

Net assets	$163

Class R5: Net asset value per share	$9.55

Shares outstanding	1

Net assets	$8

Class Y: Net asset value per share	$9.55

Shares outstanding	31,065

Net assets	$296,799

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Fund
Statement of Operations
For the Year Ended October 31, 2009
(000’s Omitted)

Investment Income:
Dividends	$8,508
Interest	12
Securities lending	—
Less: Foreign tax withheld	(63)

Total investment income	8,457

Expenses:
Investment management fees	2,587
Administrative services fees	—
Transfer agent fees	227
Distribution fees
Class A	131
Class B	69
Class C	89
Class R3	1
Class R4	—
Custodian fees	7
Accounting services fees	45
Registration and filing fees	87
Board of Directors’ fees	10
Audit fees	15
Other expenses	72

Total expenses (before waivers and fees paid indirectly)	3,340
Expense waivers	(29)
Transfer agent fee waivers	(18)
Commission recapture	(17)
Custodian fee offset	—

Total waivers and fees paid indirectly	(64)

Total expenses, net	3,276

Net Investment Income	5,181

Net Realized Loss on Investments:
Net realized loss on investments in securities	(45,951)

Net Realized Loss on Investments	(45,951)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	84,505

Net Changes in Unrealized Appreciation of Investments	84,505

Net Gain on Investments	38,554

Net Increase in Net Assets Resulting from Operations	$43,735

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$5,181	$6,268
Net realized loss on investments	(45,951)	(21,083)
Net unrealized appreciation (depreciation) of investments	84,505	(132,595)

Net Increase (Decrease) In Net Assets Resulting From Operations	43,735	(147,410)

Distributions to Shareholders:
From net investment income
Class A	(1,350)	(680)
Class B	(71)	—
Class C	(90)	(2)
Class I	(39)	(1)
Class R3	(4)	—
Class R4	(5)	—
Class R5	—	—
Class Y	(8,841)	(3,717)
From net realized gain on investments
Class A	—	(4,006)
Class B	—	(600)
Class C	—	(630)
Class I	—	(2)
Class R3	—	—
Class R4	—	—
Class R5	—	(1)
Class Y	—	(13,683)

Total distributions	(10,400)	(23,322)

Capital Share Transactions:
Class A	(2,129)	1,477
Class B	(520)	(1,181)
Class C	690	728
Class I	1,692	678
Class R3	106	123
Class R4	(14)	205
Class R5	—	1
Class Y	56,661	36,595

Net increase from capital share transactions	56,486	38,626

Net Increase (Decrease) In Net Assets	89,821	(132,106)
Net Assets:
Beginning of period	285,495	417,601

End of period	$375,316	$285,495

Accumulated undistributed (distribution in excess of) net investment income (loss)	$156	$5,420

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
1.	Organization:
The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-six portfolios. Financial statements for The Hartford Value Fund (the “Fund”), a series of the Company, are included in this report.
The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.
Class A shares are sold with a front-end sales charge of up to 5.50% Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.
Effective September 30, 2009, no new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After September 30, 2009, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of September 30, 2009, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
a)	Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

10

closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services, foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

11

The Hartford Value Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)	Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)	Repurchase Agreements – A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2009.

e)	Securities Lending – The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities out on loan as of October 31, 2009.

f)	Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2009.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

12

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)	Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.	Federal Income Taxes:
a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2009. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Realized Gains and (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$10,400	$13,907
Long-Term Capital Gains *	—	9,415

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

13

The Hartford Value Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$156
Accumulated Capital Losses *	(63,902)
Unrealized Appreciation †	10,362

Total Accumulated Deficit	$(53,384)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to decrease accumulated undistributed net investment income by $45 and increase accumulated net realized gain on investments by $45.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$17,720
2017	46,182

Total	$63,902

f)	Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.
4.	Expenses:
a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

14

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2009; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%
b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%
c)	Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2009, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%	1.00%
d)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2009, these amounts are included in the Statement of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2009	2008	2007		2006	2005
Class A Shares	1.39%	1.32%	1.32%		1.37%	1.39%
Class B Shares	1.88	2.06	2.15		2.12	2.14
Class C Shares	2.14	2.09	2.09		2.14	2.14
Class I Shares	0.99	0.95	1.00	*
Class R3 Shares	1.62	1.65	1.65	†
Class R4 Shares	1.29	1.30	1.35	†
Class R5 Shares	0.97	0.98	1.05	†
Class Y Shares	0.87	0.87	0.88		0.91	0.92

*	From May 31, 2007 (commencement of operations), through October 31, 2007.

†	From December 22, 2006 (commencement of operations), through October 31, 2007.

15

The Hartford Value Fund
Notes to Financial Statements — (continued)
October 31, 2009
(000’s Omitted)
e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2009, HIFSCO received front-end load sales charges of $170 and contingent deferred sales charges of $20 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2009, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $6. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $204 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	—	16.60%
Class B	—	15.62
Class C	—	15.62
Class Y	—	17.06

16

5.	Affiliate Holdings:

As of October 31, 2009, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	1
6.	Investment Transactions:

For the year ended October 31, 2009, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$217,901
Sales Proceeds Excluding U.S. Government Obligations	158,132
7.	Capital Share Transactions:

The following information is for the year ended October 31, 2009 and the year ended October 31, 2008:

	For the Year Ended October 31, 2009					For the Year Ended October 31, 2008
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,423	150	(2,931)	—	(358)	1,461	353	(1,764)	—	50
Amount	$20,763	$1,265	$(24,157)	$—	$(2,129)	$16,895	$4,549	$(19,967)	$—	$1,477
Class B
Shares	229	8	(294)	—	(57)	161	45	(322)	—	(116)
Amount	$1,838	$66	$(2,424)	$—	$(520)	$1,825	$568	$(3,574)	$—	$(1,181)
Class C
Shares	407	10	(346)	—	71	243	46	(234)	—	55
Amount	$3,421	$82	$(2,813)	$—	$690	$2,762	$586	$(2,620)	$—	$728
Class I
Shares	273	3	(79)	—	197	74	—	(11)	—	63
Amount	$2,348	$31	$(687)	$—	$1,692	$805	$3	$(130)	$—	$678
Class R3
Shares	13	—	(1)	—	12	13	1	—	—	14
Amount	$109	$4	$(7)	$—	$106	$122	$1	$—	$—	$123
Class R4
Shares	5	1	(8)	—	(2)	20	—	(2)	—	18
Amount	$45	$5	$(64)	$—	$(14)	$222	$—	$(17)	$—	$205
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$1	$—	$—	$1
Class Y
Shares	8,417	1,042	(2,063)	—	7,396	4,179	1,356	(3,282)	—	2,253
Amount	$66,473	$8,841	$(18,653)	$—	$56,661	$48,573	$17,400	$(29,378)	$—	$36,595
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the year ended October 31, 2009 and the year ended October 31, 2008:

	Shares	Dollars
For the Year Ended October 31, 2009	51	$478
For the Year Ended October 31, 2008	31	$366

17

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2009
(000’s Omitted)
8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the year ended October 31, 2009, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events through December 15, 2009, the date of issuance of the Fund’s financial statements, and has determined that no additional items require disclosure.

18

The Hartford Value Fund
Notes to Financial Statements
October 31, 2009
(000’s Omitted)
[This page intentionally left plank.]

19

The Hartford Value Fund
Financial Highlights
- Selected Per-Share Data (a) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2009 (e)
A	$8.95	$0.11	$—	$0.78	$0.89	$(0.21)	$—	$—	$(0.21)	$0.68	$9.63
B	8.73	0.06	—	0.77	0.83	(0.09)	—	—	(0.09)	0.74	9.47
C	8.72	0.04	—	0.77	0.81	(0.08)	—	—	(0.08)	0.73	9.45
I	8.97	0.10	—	0.81	0.91	(0.29)	—	—	(0.29)	0.62	9.59
R3	8.87	0.07	—	0.77	0.84	(0.24)	—	—	(0.24)	0.60	9.47
R4	8.89	0.11	—	0.77	0.88	(0.25)	—	—	(0.25)	0.63	9.52
R5	8.92	0.14	—	0.77	0.91	(0.28)	—	—	(0.28)	0.63	9.55
Y	8.93	0.15	—	0.77	0.92	(0.30)	—	—	(0.30)	0.62	9.55

For the Year Ended October 31, 2008
A	14.13	0.16	—	(4.60)	(4.44)	(0.10)	(0.64)	—	(0.74)	(5.18)	8.95
B	13.78	0.08	—	(4.49)	(4.41)	—	(0.64)	—	(0.64)	(5.05)	8.73
C	13.78	0.06	—	(4.48)	(4.42)	—	(0.64)	—	(0.64)	(5.06)	8.72
I	14.15	0.17	—	(4.56)	(4.39)	(0.15)	(0.64)	—	(0.79)	(5.18)	8.97
R3	14.00	0.03	—	(4.46)	(4.43)	(0.06)	(0.64)	—	(0.70)	(5.13)	8.87
R4	14.03	0.08	—	(4.48)	(4.40)	(0.10)	(0.64)	—	(0.74)	(5.14)	8.89
R5	14.07	0.19	—	(4.56)	(4.37)	(0.14)	(0.64)	—	(0.78)	(5.15)	8.92
Y	14.09	0.21	—	(4.57)	(4.36)	(0.16)	(0.64)	—	(0.80)	(5.16)	8.93

For the Year Ended October 31, 2007
A	12.91	0.12	—	1.89	2.01	—	(0.79)	—	(0.79)	1.22	14.13
B	12.71	0.01	—	1.85	1.86	—	(0.79)	—	(0.79)	1.07	13.78
C	12.71	0.02	—	1.84	1.86	—	(0.79)	—	(0.79)	1.07	13.78
I(g)	13.85	0.03	—	0.27	0.30	—	—	—	—	0.30	14.15
R3(j)	12.51	0.05	—	1.44	1.49	—	—	—	—	1.49	14.00
R4(j)	12.51	0.09	—	1.43	1.52	—	—	—	—	1.52	14.03
R5(j)	12.51	0.12	—	1.44	1.56	—	—	—	—	1.56	14.07
Y	12.91	0.09	—	1.97	2.06	(0.09)	(0.79)	—	(0.88)	1.18	14.09

For the Year Ended October 31, 2006
A	10.79	0.09	—	2.11	2.20	(0.08)	—	—	(0.08)	2.12	12.91
B	10.62	0.01	—	2.08	2.09	—	—	—	—	2.09	12.71
C	10.62	0.01	—	2.08	2.09	—	—	—	—	2.09	12.71
Y	10.79	0.15	—	2.10	2.25	(0.13)	—	—	(0.13)	2.12	12.91

For the Year Ended October 31, 2005
A	9.71	0.08	—	1.04	1.12	(0.04)	—	—	(0.04)	1.08	10.79
B	9.60	—	—	1.02	1.02	—	—	—	—	1.02	10.62
C	9.60	—	—	1.02	1.02	—	—	—	—	1.02	10.62
Y	9.71	0.12	—	1.05	1.17	(0.09)	—	—	(0.09)	1.08	10.79

(a)	Information presented relates to a share outstanding throughout the indicated period.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Per share amounts have been calculated using average shares outstanding method.

(f)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

(g)	Commenced operations on May 31, 2007.

(h)	Not annualized.

(i)	Annualized.

(j)	Commenced operations on December 22, 2006.

20

- Ratios and Supplemental Data -

		Ratio of Expenses to Average		Ratio of Expenses to Average		Ratio of Expenses to Average
		Net Assets Before Waivers and		Net Assets After Waivers and		Net Assets After Waivers and		Ratio of Net
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Investment Income to		Portfolio
Total Return(b)	Period (000’s)	Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Expenses not Subject to Cap(c)		Average Net Assets		Turnover Rate(d)
10.29%	$57,687	1.41%		1.40%		1.40%		1.27%		50%
9.61	7,286	2.43		1.89		1.89		0.77		—
9.47	10,591	2.18		2.14		2.14		0.49		—
10.60	2,534	1.00		1.00		1.00		1.24		—
9.92	248	1.63		1.63		1.63		0.86		—
10.26	163	1.29		1.29		1.29		1.36		—
10.65	8	0.97		0.97		0.97		1.67		—
10.74	296,799	0.88		0.88		0.88		1.73		—

(33.00)	56,864	1.32		1.32		1.32		1.32		57
(33.43)	7,211	2.27		2.06		2.06		0.57		—
(33.50)	9,160	2.10		2.10		2.10		0.54		—
(32.67)	598	0.96		0.96		0.96		1.66		—
(33.14)	122	1.73		1.65		1.65		0.87		—
(32.93)	166	1.31		1.31		1.31		1.29		—
(32.71)	8	0.98		0.98		0.98		1.65		—
(32.65)	211,366	0.88		0.88		0.88		1.76		—

16.61 (f)	89,023	1.32		1.32		1.32		0.89		32
15.63 (f)	12,976	2.23		2.15		2.15		0.07		—
15.63 (f)	13,710	2.09		2.09		2.09		0.13		—
2.17 (h)	46	1.00	(i)	1.00	(i)	1.00	(i)	1.00	(i)	—
11.91 (h)	11	1.65	(i)	1.65	(i)	1.65	(i)	0.47	(i)	—
12.15 (h)	11	1.35	(i)	1.35	(i)	1.35	(i)	0.78	(i)	—
12.47 (h)	11	1.05	(i)	1.05	(i)	1.05	(i)	1.07	(i)	—
17.07 (f)	301,813	0.89		0.89		0.89		1.30		—

20.52	79,476	1.38		1.38		1.38		0.89		50
19.68	11,957	2.29		2.13		2.13		0.15		—
19.68	12,943	2.15		2.15		2.15		0.12		—
21.07	72,054	0.92		0.92		0.92		1.36		—

11.50	63,417	1.41		1.40		1.40		0.76		29
10.62	10,091	2.34		2.15		2.15		0.01		—
10.62	10,238	2.19		2.15		2.15		0.02		—
12.06	60,218	0.93		0.93		0.93		1.19		—

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, MN
December 15, 2009

22

The Hartford Value Fund
Directors and Officers (Unaudited)
The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.
Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.
The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.
Non-Interested Directors
Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.
Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.
Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.
Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).
William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

The Hartford Value Fund
Directors and Officers (Unaudited) — (continued)
Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.
Interested Directors and Officers
Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.
John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

*	Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 - 2009).
Other Officers
Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009
(served as Vice President of the Fund (2006 — 2009)) Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.
Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.
Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.
Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

24

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.
Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.
Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.
D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.
Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 - 2007.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Value Fund
Federal Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.

†	For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.
Detailed below are the per share distributions made for the fiscal year ended October 31, 2009.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.211	N/A	N/A	0.211
Class B	0.088	N/A	N/A	0.088
Class C	0.084	N/A	N/A	0.084
Class I	0.291	N/A	N/A	0.291
Class R3	0.244	N/A	N/A	0.244
Class R4	0.247	N/A	N/A	0.247
Class R5	0.282	N/A	N/A	0.282
Class Y	0.298	N/A	N/A	0.298
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

26

The Hartford Value Fund
Expense Example (Unaudited)
Your Fund’s Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2009 through October 31, 2009.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2009	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	April 30, 2009	October 31, 2009	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009	ratio	year	year
Class A	$1,000.00	$1,196.00	$7.75	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class B	$1,000.00	$1,190.70	$10.77	$1,000.00	$1,015.38	$9.91	1.95	184	365
Class C	$1,000.00	$1,190.30	$11.98	$1,000.00	$1,014.27	$11.02	2.17	184	365
Class I	$1,000.00	$1,196.60	$5.54	$1,000.00	$1,020.16	$5.09	1.00	184	365
Class R3	$1,000.00	$1,194.10	$8.96	$1,000.00	$1,017.04	$8.24	1.62	184	365
Class R4	$1,000.00	$1,195.10	$7.08	$1,000.00	$1,018.75	$6.51	1.28	184	365
Class R5	$1,000.00	$1,197.50	$5.15	$1,000.00	$1,020.52	$4.74	0.93	184	365
Class Y	$1,000.00	$1,198.10	$4.71	$1,000.00	$1,020.92	$4.33	0.85	184	365

27

The Hartford Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Value Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).
In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.
In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent And Quality Of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HIFSCO concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund’s prior contractual arrangement. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act. With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.
With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

28

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.
The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.
The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant (“Expense Group”), and a broader universe of funds selected by Lipper (“Expense Universe”). The Board considered that as of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by Hartford Administrative Services Company (“HASCO”) prior to the application of the Fund’s expense limitation by HIFSCO.
While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.
Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.
Economies of Scale
The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over

29

The Hartford Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited – (continued)
time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that HASCO, the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board noted that HASCO is a recognized leader in providing high quality services to Fund shareholders and has received six consecutive mutual fund Dalbar service awards. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.
The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.
The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.
“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.
Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.
MFAR-50 12/09 MUT 8759 Printed in U.S.A. © 2009 The Hartford, Hartford, CT 06117

Item 2. Code of Ethics.
     Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.
Item 3. Audit Committee Financial Expert.
     The Board of Directors has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.
Item 4. Principal Accountant Fees and Services.

Mutual Funds Item 4 — October 31, 2009

	Mutual Funds
	2008	2009
a Audit Fees	$944,600	$997,500

b Audit related fees	$25,375	$41,339
	Audit-related services principally in connection with SEC Rule 17Ad-13 report.

c Tax Fees	$224,569	$242,821

d All other fees	$—	$—

e (1)	A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

e (2) subject to pre approvel	One Hundred percent of the services described in items 4(b)through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X

f hours	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the year ended October 31, 2007, were attributed to work performed by persons other than the principal accountant’s full-time employees.

g Non audit fees	$1,240,963	$1,246,609

h	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
Robert M. Gavin
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson
Item 6. Schedule of Investments
     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.
(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
11(a)(2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

12(a)(1)	Code of Ethics

12(a)(2)	Audit Committee Pre-Approval Policies and Procedures

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.
Date: December 14, 2009	By:	/s/ Robert M. Arena
Robert M. Arena
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 14, 2009	By:	/s/ Robert M. Arena
Robert M. Arena
Its: President

Date: December 14, 2009	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a	)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b	)	Section 906 certification of principal executive officer and principal financial officer

	12(a	)(1)	Code of Ethics

	12(a	)(2)	Audit Committee Pre-Approval Policies and Procedures